Form 10-K, Exhibit 13
period 2002-03-31
BOSTON CAPITAL TAX CREDIT FUND II LTD PARTNERSHIP
filed 2002-07-12
CIK 853566

FINANCIAL STATEMENTS AND

INDEPENDENT AUDITORS’ REPORT

BOSTON CAPITAL TAX CREDIT FUND II

LIMITED PARTNERSHIP -

SERIES 7, 9 THROUGH 12, AND 14

MARCH 31, 2002 AND 2001

Boston Capital Tax Credit Fund II Limited Partnership

Series 7, 9 through 12, and 14

Schedules not listed are omitted because of the absence of the conditions under which they are required or because the information is included in the financial statements or the notes thereto.

Reznick Fedder & Silverman

Certified Public Accountants * A Professional Corporation

7700 Old Georgetown Road * Suite 400 * Bethesda, MD 20814-6100

(301) 652-9100 * Fax (301) 652-1848

INDEPENDENT AUDITORS’ REPORT

To the Partners

Boston Capital Tax Credit Fund II

  Limited Partnership

We have audited the accompanying balance sheets of Boston Capital Tax Credit Fund II Limited Partnership, including Boston Capital Tax Credit Fund II Limited Partnership - Series 7, Series 9 through 12, and Series 14, in total and for each series, as of March 31, 2002 and 2001, and the related statements of operations, changes in partners’ capital and cash flows for the total partnership and for each of the series for each of the three years ended March 31, 2002.  These financial statements are the responsibility of the partnership’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.  We did not audit the financial statements of certain operating limited partnerships in which Boston Capital Tax Credit Fund II Limited Partnership owns a limited partnership interest.  Investments in such partnerships comprise the following percentages of the assets as of March 31, 2002 and 2001 for Series 7, Series 9 through 12, and Series 14, and the limited partnership loss for each of the three years ended March 31, 2002 for Series 7, Series 9 through 12, and Series 14: Total, 26% and 23% of the assets and 23%, 20% and 29% of the partnership loss; Series 7, 5% and 20% of the assets and 27%, 24% and 27% of the partnership loss; Series 9, 36% and 34% of the assets and 17%, 15% and 31% of the partnership loss; Series 10, 18% and 18% of the assets and 12%, 14% and 30% of the partnership loss; Series 11, 32% and 10% of the assets and 28%, 14% and 20% of the partnership loss; Series 12, 14% and 17% of the assets and 28%, 21% and 28% of the partnership loss; and Series 14, 28% and 29% of the assets and 25%, 24% and 22% of the partnership loss.  The financial statements of these partnerships were audited by other auditors, whose reports have been furnished to us, and our opinion, insofar as it relates to information relating to these partnerships, is based solely on the reports of the other auditors.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits and the reports of the other auditors provide a reasonable basis for our opinion.

In our opinion, based on our audits and the reports of the other auditors, the financial statements referred to above present fairly, in all material respects, the financial position of Boston Capital Tax Credit Fund II Limited Partnership, including Boston Capital Tax Credit Fund II Limited Partnership - Series 7, Series 9 through 12, and Series 14, in total and for each series, as of March 31, 2002 and 2001, and the results of their operations and their cash flows for the total partnership and for each of the series for each of the three years ended March 31, 2002, in conformity with accounting principles generally accepted in the United States of America.

We and other auditors have also audited the information included in the related financial statement schedule listed in Form 10-K item 14(a) of Boston Capital Tax Credit Fund II Limited Partnership - Series 7, Series 9 through 12, and Series 14 as of March 31, 2002.  In our opinion, the schedule presents fairly the information required to be set forth therein, in conformity with accounting principles generally accepted in the United States of America.

Bethesda, Maryland
June 24, 2002

Boston Capital Tax Credit Fund II Limited Partnership

Series 7, 9 through 12, and 14

BALANCE SHEETS

March 31, 2002 and 2001

	Total
	2002	2001
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and C)	$34,447,755	$40,320,863

OTHER ASSETS
Cash and cash equivalents (notes A and E)	1,132,906	903,223
Investments held to maturity (notes A and G)	411,470	642,595
Notes receivable (note F)	543,584	543,584
Deferred acquisition costs, net of accumulated amortization (notes A and C)	995,515	1,044,076
Other	1,037,563	989,477

	$38,568,793	$44,443,818

LIABILITIES AND PARTNERS’ CAPITAL

LIABILITIES
Accounts payable - trade	$3,224	$1,380
Accounts payable - affiliates (note B)	24,608,073	22,081,673
Capital contributions payable (note C)	259,804	261,103

	24,871,101	22,344,156
PARTNERS’ CAPITAL (note A)
Assignor limited partner
Units of limited partnership interest consisting of 20,000,000 authorized beneficial assignee certificates (BAC), $10 stated value, 18,679,738 issued and outstanding to the assignees at March 31, 2002 and 2001	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 18,679,738 issued and outstanding at March 31, 2002 and 2001	15,177,430	23,495,380
General partner	(1,479,738)	(1,395,718)

	13,697,692	22,099,662

	$38,568,793	$44,443,818

	Series 7
	2002	2001
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and C)	$263,836	$478,143

OTHER ASSETS
Cash and cash equivalents (notes A and E)	8,525	6,561
Investments held to maturity (notes A and G)	—	—
Notes receivable (note F)	—	—
Deferred acquisition costs, net of accumulated amortization (notes A and C)	—	—
Other	73,704	67,204

	$346,065	$551,908

LIABILITIES AND PARTNERS’ DEFICIT

LIABILITIES
Accounts payable - trade	$—	$—
Accounts payable - affiliates (note B)	1,417,866	1,293,251
Capital contributions payable (note C)	—	—

	1,417,866	1,293,251
PARTNERS’ DEFICIT (note A)
Assignor limited partner
Units of limited partnership interest consisting of 20,000,000 authorized beneficial assignee certificates (BAC), $10 stated value, 1,036,100 issued and outstanding to the assignees at March 31, 2002 and 2001	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 1,036,100 issued and outstanding at March 31, 2002 and 2001	(971,156)	(644,003)
General partner	(100,645)	(97,340)

	(1,071,801)	(741,343)

	$346,065	$551,908

	Series 9
	2002	2001
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and C)	$4,855,581	$6,138,711

OTHER ASSETS
Cash and cash equivalents (notes A and E)	215,236	245,954
Investments held to maturity (notes A and G)	97,866	92,788
Notes receivable (note F)	—	—
Deferred acquisition costs, net of accumulated amortization (notes A and C)	17,832	18,702
Other	241,754	215,851

	$5,428,269	$6,712,006

LIABILITIES AND PARTNERS’ CAPITAL

LIABILITIES
Accounts payable - trade	$—	$—
Accounts payable - affiliates (note B)	5,758,079	5,189,472
Capital contributions payable (note C)	—	—

	5,758,079	5,189,472
PARTNERS’ CAPITAL (note A)
Assignor limited partner
Units of limited partnership interest consisting of 20,000,000 authorized beneficial assignee certificates (BAC), $10 stated value, 4,178,029 issued and outstanding to the assignees at March 31, 2002 and 2001	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 4,178,029 issued and outstanding at March 31, 2002 and 2001	33,828	1,867,649
General partner	(363,638)	(345,115)

	(329,810)	1,522,534

	$5,428,269	$6,712,006

	Series 10
	2002	2001
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and C)	$5,996,854	$6,416,705

OTHER ASSETS
Cash and cash equivalents (notes A and E)	47,305	49,745
Investments held to maturity (notes A and G)	99,621	94,086
Notes receivable (note F)	—	—
Deferred acquisition costs, net of accumulated amortization (notes A and C)	70,549	73,990
Other	41,769	42,843

	$6,256,098	$6,677,369

LIABILITIES AND PARTNERS’ CAPITAL

LIABILITIES
Accounts payable - trade	$—	$—
Accounts payable - affiliates (note B)	3,761,520	3,406,008
Capital contributions payable (note C)	—	—

	3,761,520	3,406,008
PARTNERS’ CAPITAL (note A)
Assignor limited partner
Units of limited partnership interest consisting of 20,000,000 authorized beneficial assignee certificates (BAC), $10 stated value, 2,428,925 issued and outstanding to the assignees at March 31, 2002 and 2001	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,428,925 issued and outstanding at March 31, 2002 and 2001	2,680,445	3,449,460
General partner	(185,867)	(178,099)

	2,494,578	3,271,361

	$6,256,098	$6,677,369

	Series 11
	2002	2001
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and C)	$6,453,652	$7,209,128

OTHER ASSETS
Cash and cash equivalents (notes A and E)	262,105	299,326
Investments held to maturity (notes A and G)	157,136	148,285
Notes receivable (note F)	—	—
Deferred acquisition costs, net of accumulated amortization (notes A and C)	35,759	37,503
Other	99,944	81,359

	$7,008,596	$7,775,601

LIABILITIES AND PARTNERS’ CAPITAL

LIABILITIES
Accounts payable - trade	$—	$—
Accounts payable - affiliates (note B)	2,928,874	2,603,194
Capital contributions payable (note C)	22,528	22,528

	2,951,402	2,625,722
PARTNERS’ CAPITAL (note A)
Assignor limited partner
Units of limited partnership interest consisting of 20,000,000 authorized beneficial assignee certificates (BAC), $10 stated value, 2,489,599 issued and outstanding to the assignees at March 31, 2002 and 2001	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,489,599 issued and outstanding at March 31, 2002 and 2001	4,231,307	5,313,065
General partner	(174,113)	(163,186)

	4,057,194	5,149,879

	$7,008,596	$7,775,601

	Series 12
	2002	2001
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and C)	$6,265,977	$7,243,683

OTHER ASSETS
Cash and cash equivalents (notes A and E)	48,058	61,416
Investments held to maturity (notes A and G)	—	—
Notes receivable (note F)	—	—
Deferred acquisition costs, net of accumulated amortization (notes A and C)	272,994	286,311
Other	116,367	116,367

	$6,703,396	$7,707,777

LIABILITIES AND PARTNERS’ CAPITAL

LIABILITIES
Accounts payable - trade	$—	$—
Accounts payable - affiliates (note B)	3,655,860	3,260,414
Capital contributions payable (note C)	11,405	11,405

	3,667,265	3,271,819
PARTNERS’ CAPITAL (note A)
Assignor limited partner
Units of limited partnership interest consisting of 20,000,000 authorized beneficial assignee certificates (BAC), $10 stated value, 2,972,795 issued and outstanding to the assignees at March 31, 2002 and 2001	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,972,795 issued and outstanding at March 31, 2002 and 2001	3,263,029	4,648,858
General partner	(226,898)	(212,900)

	3,036,131	4,435,958

	$6,703,396	$7,707,777

	Series 14
	2002	2001
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and C)	$10,611,855	$12,834,493

OTHER ASSETS
Cash and cash equivalents (notes A and E)	551,677	240,221
Investments held to maturity (notes A and G)	56,847	307,436
Notes receivable (note F)	543,584	543,584
Deferred acquisition costs, net of accumulated amortization (notes A and C)	598,381	627,570
Other	464,025	465,853

	$12,826,369	$15,019,157

LIABILITIES AND PARTNERS’ CAPITAL

LIABILITIES
Accounts payable - trade	$3,224	$1,380
Accounts payable - affiliates (note B)	7,085,874	6,329,334
Capital contributions payable (note C)	225,871	227,170

	7,314,969	6,557,884
PARTNERS’ CAPITAL (note A)
Assignor limited partner
Units of limited partnership interest consisting of 20,000,000 authorized beneficial assignee certificates (BAC), $10 stated value, 5,574,290 issued and outstanding to the assignees at March 31, 2002 and 2001	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 5,574,290 issued and outstanding at March 31, 2002 and 2001	5,939,977	8,860,351
General partner	(428,577)	(399,078)

	5,511,400	8,461,273

	$12,826,369	$15,019,157

See notes to financial statements

Boston Capital Tax Credit Fund II Limited Partnership

Series 7, 9 through 12, and 14

STATEMENTS OF OPERATIONS

Years ended March 31, 2002, 2001 and 2000

	Total
	2002	2001	2000
Income
Interest income	$46,893	$51,891	$53,779
Miscellaneous income	6,256	9,288	38,750

	53,149	61,179	92,529

Share of losses from operating limited partnerships (note A)	(5,815,333)	(5,981,076)	(5,998,233)*

Expenses
Professional fees	197,404	175,053	231,351
Partnership management fee (note B)	2,258,377	2,283,282	2,280,617
Amortization (note A)	48,561	48,561	48,561
Impairment loss (note A)	—	210,731	—
General and administrative expenses (note B)	135,444	117,231	141,353

	2,639,786	2,834,858	2,701,882

NET LOSS (note A)	$(8,401,970)	$(8,754,755)	$(8,607,586)

Net loss allocated to general partner	$(84,020)	$(87,549)	$(86,075)

Net loss allocated to assignees	$(8,317,950)	$(8,667,206)	$(8,521,511)

Net loss per BAC	$(0.45)	$(0.46)	$(0.46)

*  Includes loss on disposal of operating limited partnership (Series 10) of $235,446.

	Series 7
	2002	2001	2000
Income
Interest income	$64	$98	$185
Miscellaneous income	—	—	—

Total income	64	98	185

Share of losses from operating limited partnerships (note A)	(214,307)	(226,977)	(269,128)

Expenses
Professional fees	11,698	12,413	11,844
Partnership management fee (note B)	94,584	107,283	108,654
Amortization (note A)	—	—	—
Impairment loss (note A)	—	—	—
General and administrative expenses (note B)	9,933	6,695	7,193

	116,215	126,391	127,691

NET LOSS (note A)	$(330,458)	$(353,270)	$(396,634)

Net loss allocated to general partner	$(3,305)	$(3,533)	$(3,966)

Net loss allocated to assignees	$(327,153)	$(349,737)	$(392,668)

Net loss per BAC	$(0.32)	$(0.34)	$(0.38)

	Series 9
	2002	2001	2000
Income
Interest income	$11,112	$10,812	$11,565
Miscellaneous income	—	2,418	10,027

Total income	11,112	13,230	21,592

Share of losses from operating limited partnerships (note A)	(1,269,639)	(1,296,953)	(1,587,512)

Expenses
Professional fees	33,888	26,438	39,228
Partnership management fee (note B)	534,108	536,992	539,698
Amortization (note A)	870	870	870
Impairment loss (note A)	—	50,000	—
General and administrative expenses (note B)	24,951	22,130	28,663

	593,817	636,430	608,459

NET LOSS (note A)	$(1,852,344)	$(1,920,153)	$(2,174,379)

Net loss allocated to general partner	$(18,523)	$(19,202)	$(21,744)

Net loss allocated to assignees	$(1,833,821)	$(1,900,951)	$(2,152,635)

Net loss per BAC	$(0.44)	$(0.45)	$(0.52)

	Series 10
	2002	2001	2000
Income
Interest income	$4,938	$5,606	$4,891
Miscellaneous income	150	—	8,550

Total income	5,088	5,606	13,441

Share of losses from operating limited partnerships (note A)	(399,663)	(446,106)	(407,144)*

Expenses
Professional fees	27,042	21,624	33,952
Partnership management fee (note B)	331,705	322,229	323,517
Amortization (note A)	3,441	3,441	3,441
Impairment loss (note A)	—	—	—
General and administrative expenses (note B)	20,020	16,917	21,608

	382,208	364,211	382,518

NET LOSS (note A)	$(776,783)	$(804,711)	$(776,221)

Net loss allocated to general partner	$(7,768)	$(8,047)	$(7,762)

Net loss allocated to assignees	$(769,015)	$(796,664)	$(768,459)

Net loss per BAC	$(0.32)	$(0.33)	$(0.32)

*  Includes loss on disposal of operating limited partnership (Series 10) of $235,446.

	Series 11
	2002	2001	2000
Income
Interest income	$11,656	$12,343	$11,638
Miscellaneous income	2,038	—	7,453

Total income	13,694	12,343	19,091

Share of losses from operating limited partnerships (note A)	(753,314)	(662,007)	(637,934)

Expenses
Professional fees	26,466	21,158	32,595
Partnership management fee (note B)	306,500	296,881	290,784
Amortization (note A)	1,744	1,744	1,744
Impairment loss (note A)	—	160,731	—
General and administrative expenses (note B)	18,355	14,921	18,237

	353,065	495,435	343,360

NET LOSS (note A)	$(1,092,685)	$(1,145,099)	$(962,203)

Net loss allocated to general partner	$(10,927)	$(11,451)	$(9,622)

Net loss allocated to assignees	$(1,081,758)	$(1,133,648)	$(952,581)

Net loss per BAC	$(0.43)	$(0.46)	$(0.38)

	Series 12
	2002	2001	2000
Income
Interest income	$799	$1,300	$1,465
Miscellaneous income	1,050	2,736	2,886

Total income	1,849	4,036	4,351

Share of losses from operating limited partnerships (note A)	(969,561)	(1,036,150)	(998,028)

Expenses
Professional fees	34,794	37,775	35,899
Partnership management fee (note B)	361,681	352,368	362,250
Amortization (note A)	13,317	13,317	13,317
Impairment loss (note A)	—	—	—
General and administrative expenses (note B)	22,323	19,384	21,685

	432,115	422,844	433,151

NET LOSS (note A)	$(1,399,827)	$(1,454,958)	$(1,426,828)

Net loss allocated to general partner	$(13,998)	$(14,550)	$(14,268)

Net loss allocated to assignees	$(1,385,829)	$(1,440,408)	$(1,412,560)

Net loss per BAC	$(0.47)	$(0.48)	$(0.48)

	Series 14
	2002	2001	2000
Income
Interest income	$18,324	$21,732	$24,035
Miscellaneous income	3,018	4,134	9,834

Total income	21,342	25,866	33,869

Share of losses from operating limited partnerships (note A)	(2,208,849)	(2,312,883)	(2,098,487)

Expenses
Professional fees	63,516	55,645	77,833
Partnership management fee (note B)	629,799	667,529	655,714
Amortization (note A)	29,189	29,189	29,189
Impairment loss (note A)	—	—	—
General and administrative expenses (note B)	39,862	37,184	43,967

	762,366	789,547	806,703

NET LOSS (note A)	$(2,949,873)	$(3,076,564)	$(2,871,321)

Net loss allocated to general partner	$(29,499)	$(30,766)	$(28,713)

Net loss allocated to assignees	$(2,920,374)	$(3,045,798)	$(2,842,608)

Net loss per BAC	$(0.52)	$(0.55)	$(0.51)

See notes to financial statements

Boston Capital Tax Credit Fund II Limited Partnership

Series 7, 9 through 12, and 14

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL

Years ended March 31, 2002, 2001 and 2000

Total	Assignees	General partner	Total

Partners’ capital (deficit), March 31, 1999	$40,684,097	$(1,222,094)	$39,462,003

Net loss	(8,521,511)	(86,075)	(8,607,586)

Partners’ capital (deficit), March 31, 2000	32,162,586	(1,308,169)	30,854,417

Net loss	(8,667,206)	(87,549)	(8,754,755)

Partners’ capital (deficit), March 31, 2001	23,495,380	(1,395,718)	22,099,662

Net loss	(8,317,950)	(84,020)	(8,401,970)

Partners’ capital (deficit), March 31, 2002	$15,177,430	$(1,479,738)	$13,697,692

Series 7	Assignees	General partner	Total

Partners’ capital (deficit), March 31, 1999	$98,402	$(89,841)	$8,561

Net loss	(392,668)	(3,966)	(396,634)

Partners’ capital (deficit), March 31, 2000	(294,266)	(93,807)	(388,073)

Net loss	(349,737)	(3,533)	(353,270)

Partners’ capital (deficit), March 31, 2001	(644,003)	(97,340)	(741,343)

Net loss	(327,153)	(3,305)	(330,458)

Partners’ capital (deficit), March 31, 2002	$(971,156)	$(100,645)	$(1,071,801)

Series 9	Assignees	General partner	Total

Partners’ capital (deficit), March 31, 1999	$5,921,235	$(304,169)	$5,617,066

Net loss	(2,152,635)	(21,744)	(2,174,379)

Partners’ capital (deficit), March 31, 2000	3,768,600	(325,913)	3,442,687

Net loss	(1,900,951)	(19,202)	(1,920,153)

Partners’ capital (deficit), March 31, 2001	1,867,649	(345,115)	1,522,534

Net loss	(1,833,821)	(18,523)	(1,852,344)

Partners’ capital (deficit), March 31, 2002	$33,828	$(363,638)	$(329,810)

Series 10	Assignees	General partner	Total

Partners’ capital (deficit), March 31, 1999	$5,014,583	$(162,290)	$4,852,293

Net loss	(768,459)	(7,762)	(776,221)

Partners’ capital (deficit), March 31, 2000	4,246,124	(170,052)	4,076,072

Net loss	(796,664)	(8,047)	(804,711)

Partners’ capital (deficit), March 31, 2001	3,449,460	(178,099)	3,271,361

Net loss	(769,015)	(7,768)	(776,783)

Partners’ capital (deficit), March 31, 2002	$2,680,445	$(185,867)	$2,494,578

Series 11	Assignees	General partner	Total

Partners’ capital (deficit), March 31, 1999	$7,399,294	$(142,113)	$7,257,181

Net loss	(952,581)	(9,622)	(962,203)

Partners’ capital (deficit), March 31, 2000	6,446,713	(151,735)	6,294,978

Net loss	(1,133,648)	(11,451)	(1,145,099)

Partners’ capital (deficit), March 31, 2001	5,313,065	(163,186)	5,149,879

Net loss	(1,081,758)	(10,927)	(1,092,685)

Partners’ capital (deficit), March 31, 2002	$4,231,307	$(174,113)	$4,057,194

Series 12	Assignees	General partner	Total

Partners’ capital (deficit), March 31, 1999	$7,501,826	$(184,082)	$7,317,744

Net loss	(1,412,560)	(14,268)	(1,426,828)

Partners’ capital (deficit), March 31, 2000	6,089,266	(198,350)	5,890,916

Net loss	(1,440,408)	(14,550)	(1,454,958)

Partners’ capital (deficit), March 31, 2001	4,648,858	(212,900)	4,435,958

Net loss	(1,385,829)	(13,998)	(1,399,827)

Partners’ capital (deficit), March 31, 2002	$3,263,029	$(226,898)	$3,036,131

Series 14	Assignees	General partner	Total

Partners’ capital (deficit), March 31, 1999	$14,748,757	$(339,599)	$14,409,158

Net loss	(2,842,608)	(28,713)	(2,871,321)

Partners’ capital (deficit), March 31, 2000	11,906,149	(368,312)	11,537,837

Net loss	(3,045,798)	(30,766)	(3,076,564)

Partners’ capital (deficit), March 31, 2001	8,860,351	(399,078)	8,461,273

Net loss	(2,920,374)	(29,499)	(2,949,873)

Partners’ capital (deficit), March 31, 2002	$5,939,977	$(428,577)	$5,511,400

See notes to financial statements

Boston Capital Tax Credit Fund II Limited Partnership

Series 7, 9 through 12, and 14

STATEMENTS OF CASH FLOWS

Years ended March 31, 2002, 2001 and 2000

	Total
	2002	2001	2000
Cash flows from operating activities
Net loss	$(8,401,970)	$(8,754,755)	$(8,607,586)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities
Distribution from operating limited partnerships	46,330	102,049	128,448
Share of losses from operating limited partnerships	5,815,333	5,981,076	5,998,233
Impairment loss	—	210,731	—
Amortization	48,561	48,561	48,561
Changes in assets and liabilities
Accounts payable and accrued expenses	2,528,244	2,613,754	2,651,613
Other assets	5,343	(23,136)	7,822

Net cash provided by (used in) operating activities	41,841	178,280	227,091

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	—	—	(104,590)
Advance to operating limited partnerships	(43,283)	(144,734)	(200,774)
Purchase of investments (net of proceeds from redemption of investments)	231,125	(31,502)	451,422

Net cash provided by (used in) investing activities	187,842	(176,236)	146,058

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	229,683	2,044	373,149

Cash and cash equivalents, beginning	903,223	901,179	528,030

Cash and cash equivalents, end	$1,132,906	$903,223	$901,179

Supplemental schedule of noncash investing and financing activities

The partnership has decreased its capital contribution obligation to the operating limited partnerships for low-income tax credits not generated.	$1,299	$—	$2,724

The partnership has adjusted its investment in operating limited partnerships for low-income tax credits not generated.	$11,816	$22,154	$57,687

	Series 7
	2002	2001	2000
Cash flows from operating activities
Net loss	$(330,458)	$(353,270)	$(396,634)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities
Distribution from operating limited partnerships	—	—	—
Share of losses from operating limited partnerships	214,307	226,977	269,128
Impairment loss	—	—	—
Amortization	—	—	—
Changes in assets and liabilities
Accounts payable and accrued expenses	124,615	137,612	134,805
Other assets	—	(9,687)	—

Net cash provided by (used in) operating activities	8,464	1,632	7,299

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	—	—	—
Advance to operating limited partnerships	(6,500)	—	(10,899)
Purchase of investments (net of proceeds from redemption of investments)	—	—	—

Net cash provided by (used in) investing activities	(6,500)	—	(10,899)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	1,964	1,632	(3,600)

Cash and cash equivalents, beginning	6,561	4,929	8,529

Cash and cash equivalents, end	$8,525	$6,561	$4,929

Supplemental schedule of noncash investing and financing activities

The partnership has decreased its capital contribution obligation to the operating limited partnerships for low-income tax credits not generated.	$—	$—	$—

The partnership has adjusted its investment in operating limited partnerships for low-income tax credits not generated.	$—	$—	$—

	Series 9
	2002	2001	2000
Cash flows from operating activities
Net loss	$(1,852,344)	$(1,920,153)	$(2,174,379)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities
Distribution from operating limited partnerships	3,731	3,052	1,047
Share of losses from operating limited partnerships	1,269,639	1,296,953	1,587,512
Impairment loss	—	50,000	—
Amortization	870	870	870
Changes in assets and liabilities
Accounts payable and accrued expenses	568,607	580,743	575,785
Other assets	640	(8,589)	12,553

Net cash provided by (used in) operating activities	(8,857)	2,876	3,388

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	—	—	(4,590)
Advance to operating limited partnerships	(16,783)	—	(59,169)
Purchase of investments (net of proceeds from redemption of investments)	(5,078)	(4,283)	164,194

Net cash provided by (used in) investing activities	(21,861)	(4,283)	100,435

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(30,718)	(1,407)	103,823

Cash and cash equivalents, beginning	245,954	247,361	143,538

Cash and cash equivalents, end	$215,236	$245,954	$247,361

Supplemental schedule of noncash investing and credits not generated.

The partnership has decreased its capital contribution obligation to the operating limited partnerships for low-income tax credits not generated.	$—	$—	$—

The partnership has adjusted its investment in operating limited partnerships for low-income tax credits not generated.	$9,760	$3,018	$3,437

	Series 10
	2002	2001	2000
Cash flows from operating activities
Net loss	$(776,783)	$(804,711)	$(776,221)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities
Distribution from operating limited partnerships	20,559	22,306	21,040
Share of losses from operating limited partnerships	399,663	446,106	407,144
Impairment loss	—	—	—
Amortization	3,441	3,441	3,441
Changes in assets and liabilities
Accounts payable and accrued expenses	355,512	355,512	355,512
Other assets	703	(689)	(7,149)

Net cash provided by (used in) operating activities	3,095	21,965	3,767

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	—	—	—
Advance to operating limited partnerships	—	—	—
Purchase of investments (net of proceeds from redemption of investments)	(5,535)	(4,429)	(4,674)

Net cash provided by (used in) investing activities	(5,535)	(4,429)	(4,674)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(2,440)	17,536	(907)

Cash and cash equivalents, beginning	49,745	32,209	33,116

Cash and cash equivalents, end	$47,305	$49,745	$32,209

Supplemental schedule of noncash investing and financing activities

The partnership has decreased its capital contribution obligation to the operating limited partnerships for low-income tax credits not generated.	$—	$—	$—

The partnership has adjusted its investment in operating limited partnerships for low-income tax credits not generated.	$—	$—	$—

	Series 11
	2002	2001	2000
Cash flows from operating activities
Net loss	$(1,092,685)	$(1,145,099)	$(962,203)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities
Distribution from operating limited partnerships	2,162	54,570	68,150
Share of losses from operating limited partnerships	753,314	662,007	637,934
Impairment loss	—	160,731	—
Amortization	1,744	1,744	1,744
Changes in assets and liabilities
Accounts payable and accrued expenses	325,680	325,681	325,679
Other assets	1,415	(1,042)	1,004

Net cash provided by (used in) operating activities	(8,370)	58,592	72,308

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	—	—	—
Advance to operating limited partnerships	(20,000)	—	—
Purchase of investments (net of proceeds from redemption of investments)	(8,851)	(6,956)	80,260

Net cash provided by (used in) investing activities	(28,851)	(6,956)	80,260

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(37,221)	51,636	152,568

Cash and cash equivalents, beginning	299,326	247,690	95,122

Cash and cash equivalents, end	$262,105	$299,326	$247,690

Supplemental schedule of noncash investing and financing activities

The partnership has decreased its capital contribution obligation to the operating limited partnerships for low-income tax credits not generated.	$—	$—	$—

The partnership has adjusted its investment in operating limited partnerships for low-income tax credits not generated.	$—	$11,447	$15,077

	Series 12
	2002	2001	2000
Cash flows from operating activities
Net loss	$(1,399,827)	$(1,454,958)	$(1,426,828)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities
Distribution from operating limited partnerships	8,145	8,866	6,646
Share of losses from operating limited partnerships	969,561	1,036,150	998,028
Impairment loss	—	—	—
Amortization	13,317	13,317	13,317
Changes in assets and liabilities
Accounts payable and accrued expenses	395,446	392,355	394,564
Other assets	—	(2,751)	—

Net cash provided by (used in) operating activities	(13,358)	(7,021)	(14,273)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	—	—	—
Advance to operating limited partnerships	—	—	—
Purchase of investments (net of proceeds from redemption of investments)	—	—	—

Net cash provided by (used in) investing activities	—	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(13,358)	(7,021)	(14,273)

Cash and cash equivalents, beginning	61,416	68,437	82,710

Cash and cash equivalents, end	$48,058	$61,416	$68,437

Supplemental schedule of noncash investing and financing activities

The partnership has decreased its capital contribution obligation to the operating limited partnerships for low-income tax credits not generated.	$—	$—	$—

The partnership has adjusted its investment in operating limited partnerships for low-income tax credits not generated.	$—	$7,689	$37,502

	Series 14
	2002	2001	2000
Cash flows from operating activities
Net loss	$(2,949,873)	$(3,076,564)	$(2,871,321)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities
Distribution from operating limited partnerships	11,733	13,255	31,565
Share of losses from operating limited partnerships	2,208,849	2,312,883	2,098,487
Impairment loss	—	—	—
Amortization	29,189	29,189	29,189
Changes in assets and liabilities
Accounts payable and accrued expenses	758,384	821,851	865,268
Other assets	2,585	(378)	1,414

Net cash provided by (used in) operating activities	60,867	100,236	154,602

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	—	—	(100,000)
Advance to operating limited partnerships	—	(144,734)	(130,706)
Purchase of investments (net of proceeds from redemption of investments)	250,589	(15,834)	211,642

Net cash provided by (used in) investing activities	250,589	(160,568)	(19,064)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	311,456	(60,332)	135,538

Cash and cash equivalents, beginning	240,221	300,553	165,015

Cash and cash equivalents, end	$551,677	$240,221	$300,553

Supplemental schedule of noncash investing and financing activities

The partnership has decreased its capital contribution obligation to the operating limited partnerships for low-income tax credits not generated.	$1,299	$—	$2,724

The partnership has adjusted its investment in operating limited partnerships for low-income tax credits not generated.	$2,056	$—	$1,671

Boston Capital Tax Credit Fund II Limited Partnership

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS

March 31, 2002, 2001 and 2000

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Boston Capital Tax Credit Fund II Limited Partnership (the “partnership”) was formed under the laws of the State of Delaware on June 28, 1989, for the purpose of acquiring, holding and disposing of limited partnership interests in operating limited partnerships which were to acquire, develop, rehabilitate, operate and own newly constructed, existing or rehabilitated low-income apartment complexes which qualify for the Low-Income Housing Tax Credit established by the Tax Reform Act of 1986.  Certain of the apartment complexes also qualified for the Historic Rehabilitation Tax Credit for their rehabilitation of a certified historic structure; accordingly, the apartment complexes are restricted as to rent charges and operating methods and are subject to the provisions of Section 42(g)(2) of the Internal Revenue Code relating to the Rehabilitation Investment Credit.  The general partner of the partnership is Boston Capital Associates II Limited Partnership and the limited partner is BCTC Assignor Corp. II (the “assignor limited partner”).

Pursuant to the Securities Act of 1933, the partnership filed a Form S-11 Registration Statement with the Securities and Exchange Commission, effective August 29, 1988, which covered the offering (the “Public Offering”) of the partnership’s beneficial assignee certificates (“BACs”) representing assignments of units of the beneficial interest of the limited partnership interest of the assignor limited partner.  The partnership registered 20,000,000 BACs at $10 per BAC for sale to the public in six series.  BACs sold in bulk over $100,000 were offered to investors at a reduced cost per BAC.  The partnership is no longer selling any BACs related to any series.  The final closing in Series 14 was January 27, 1993.

The BACs issued and outstanding in each series at March 31, 2002 and 2001 are as follows:

Series 7	1,036,100
Series 9	4,178,029
Series 10	2,428,925
Series 11	2,489,599
Series 12	2,972,795
Series 14	5,574,290

Total	18,679,738

In accordance with the limited partnership agreement, profits, losses, and cash flow (subject to certain priority allocations and distributions) and tax credits are allocated 99% to the assignees and 1% to the general partner.

Deferred Acquisition Costs

Deferred acquisition costs are being amortized on the straight-line method starting April 1, 1995 over 27.5 years (330 months).

As of April 1, 1995, the partnership reclassified certain unallocated acquisition costs included in the investments in operating limited partnerships to deferred acquisition costs.  The amounts include $23,920, $94,634, and $47,968 for Series 9, Series 10 and Series 11, respectively.

Accumulated amortization as of March 31, 2002 and 2001 is as follows:

	2002	2001

Series 7	$—	$—
Series 9	6,090	5,220
Series 10	24,089	20,648
Series 11	12,209	10,465
Series 12	93,219	79,902
Series 14	204,324	175,135

	$339,931	$291,370

Income Taxes

No provision or benefit for income taxes has been included in these financial statements since taxable income or loss passes through to, and is reportable by, the partners and assignees individually.

Investments in Operating Limited Partnerships

The partnership accounts for its investments in operating limited partnerships using the equity method of accounting.  Under the equity method of accounting, the partnership adjusts its investment cost for its share of each operating limited partnership’s results of operations and for any distributions received or accrued.  However, the partnership recognizes individual operating limited partnership losses only to the extent that the fund’s share of losses from the operating limited partnerships exceeds the carrying amount of the investment.  Unrecognized losses are suspended and offset against future individual operating limited partnership income.  No operating limited partnerships were acquired during 2001 or 2000.

A loss in value of an investment in an operating limited partnership other than a temporary decline would be recorded as an impairment loss.  Impairment is measured by comparing the investment carrying amount to the sum of the total amount of the remaining tax credits allocated to the partnership and the estimated residual value of the investment.  Accordingly, the partnership recorded an impairment loss of $210,731 during the year ended March 31, 2001.

Capital contributions to operating limited partnerships are adjusted by tax credit adjusters.  Tax credit adjusters are defined as adjustments to operating limited partnership capital contributions due to reductions in actual tax credits from those originally projected.  The partnership records tax credit adjusters as a reduction in investment in operating limited partnerships and capital contributions payable.

The operating limited partnerships maintain their financial statements based on a calendar year and the partnership utilizes a March 31 year-end.  The fund records losses and income from the operating limited partnerships on a calendar year basis which is not materially different from losses and income generated if the operating limited partnerships utilized a March 31 year-end.

The partnership records capital contributions payable to the operating limited partnerships once there is a binding obligation to fund a specified amount.  The operating limited partnerships record capital contributions from the partnership when received.

The partnership records acquisition costs as an increase in its investment in operating limited partnerships.  Certain operating limited partnerships have not recorded the acquisition costs as a capital contribution from the partnership.  These differences are shown as reconciling items in note C.

Cash Equivalents

Cash equivalents include tax-exempt sweep accounts, certificates of deposit, and money market accounts having original maturities at the date of acquisition of three months or less.  The carrying amounts approximate fair value because of the short maturity of these instruments.

Fiscal Year

For financial reporting purposes, the partnership uses a March 31 year end, whereas for income tax reporting purposes, the partnership uses a calendar year.  The operating limited partnerships use a calendar year for both financial and income tax reporting.

Net Loss per Beneficial Assignee Certificate

Net loss per beneficial assignee certificate is calculated based upon the weighted average number of units outstanding.  The weighted average number of units outstanding in each series at March 31, 2002, 2001 and 2000 are as follows:

Series 7	1,036,100
Series 9	4,178,029
Series 10	2,428,925
Series 11	2,489,599
Series 12	2,972,795
Series 14	5,574,290

Total	18,679,738

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

Investments Held to Maturity

Investments held to maturity consist of certificates of deposit with original maturities greater than 90 days and are carried at cost which approximates fair value.

Recent Accounting Pronouncements

In August 2001, the Financial Accounting Standards Board issued SFAS No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets”.  SFAS No. 144 provides accounting guidance for financial accounting and reporting for the impairment or disposal of long-lived assets.  SFAS No. 144 supersedes SFAS No. 121, “Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of”.  SFAS No. 144 is effective for fiscal years beginning after December 15, 2001.  The Managing General Partner does not anticipate that its adoption will have a material effect on the financial position or results of operations of the partnership.

NOTE B - RELATED PARTY TRANSACTIONS

During the years ended March 31, 2002, 2001 and 2000, the partnership entered into several transactions with various affiliates of the general partner, including Boston Capital Partners, Inc., Boston Capital Holdings Limited Partnership and Boston Capital Asset Management Limited Partnership, as follows:

Boston Capital Asset Management Limited Partnership is entitled to an annual partnership management fee based on .5% of the aggregate cost of all apartment complexes acquired by the operating limited partnerships, less the amount of certain partnership management and reporting fees paid or payable by the operating limited partnerships. The aggregate cost is comprised of the capital contributions made by each series to the operating limited partnerships and 99% of the permanent financing at the operating limited partnership level.  The annual partnership management fees charged to each series’ operations during the years ended March 31, 2002, 2001 and 2000 are as follows:

	2002	2001	2000

Series 7	$94,584	$107,283	$108,654
Series 9	534,108	536,992	539,698
Series 10	331,705	322,229	323,517
Series 11	306,500	296,881	290,784
Series 12	361,681	352,368	362,250
Series 14	629,799	667,529	655,714

	$2,258,377	$2,283,282	$2,280,617

General and administrative expenses incurred by Boston Capital Partners, Inc., Boston Capital Holdings Limited Partnership and Boston Capital Asset Management Limited Partnership during the years ended March 31, 2002, 2001 and 2000 charged to each series’ operations are as follows:

	2002	2001	2000

Series 7	$4,923	$2,427	$2,709
Series 9	12,896	11,349	14,815
Series 10	11,485	9,110	11,616
Series 11	10,602	8,150	10,340
Series 12	11,824	8,286	10,965
Series 14	20,170	17,425	23,269

	$71,900	$56,747	$73,714

Accounts payable - affiliates at March 31, 2002 and 2001 represents general and administrative expenses, partnership management fees, and may include advances which are payable to Boston Capital Holdings Limited Partnership and Boston Capital Asset Management Limited Partnership.  The carrying value of the accounts payable - affiliates approximates fair value.

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS

At March 31, 2002 and 2001, the partnership has limited partnership interests in operating limited partnerships which own operating apartment complexes.  During the year ended March 31, 2001, the partnership disposed of its operating limited partnership interest in one of the operating limited partnerships owned by Series 7 and Series 9.  The number of operating limited partnerships in which the partnership has limited partnership interests at March 31, 2002 and 2001 by series are as follows:

	2002	2001

Series 7	14	14
Series 9	54	54
Series 10	45	45
Series 11	40	40
Series 12	53	53
Series 14	101	101

	307	307

Under the terms of the partnership’s investment in each operating limited partnership, the partnership is required to make capital contributions to the operating limited partnerships.  These contributions are payable in installments over several years upon each operating limited partnership achieving specified levels of construction or operations.

The contributions payable to operating limited partnerships at March 31, 2002 and 2001 by series are as follows:

	2002	2001

Series 7	$—	$—
Series 9	—	—
Series 10	—	—
Series 11	22,528	22,528
Series 12	11,405	11,405
Series 14	225,871	227,170

	$259,804	$261,103

The partnership’s investments in operating limited partnerships at March 31, 2002 are summarized as follows:

Total

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$133,397,361

Acquisition costs of operating limited partnerships	22,387,381

Cumulative distributions from operating limited partnerships	(767,780)

Impairment loss in investment in operating limited partnerships	(679,467)

Cumulative losses from operating limited partnerships	(119,889,740)

Investment in operating limited partnerships per balance sheets	34,447,755

The partnership (has recorded) or has not recorded capital contributions to the operating limited partnerships during the year ended March 31, 2002, which (have not) have been included in the partnerships’ capital account included in the operating limited partnerships’ financial statements as of December 31, 2001 (see note A).	(1,169,636)

The partnership has recorded acquisition costs at March 31, 2002, which have not been recorded in the net assets of the operating limited partnerships (see note A).	(2,519,939)

Cumulative losses from operating limited partnerships for the three months ended March 31, 2002, which the operating limited partnerships have not included in their capital as of December 31, 2001 due to different year ends (see note A).	5,109,375

Equity in losses from operating limited partnerships not recognizable under the equity method of accounting (see note A).	(30,677,654)

The partnership has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	775,500

Impairment loss in investment in operating limited partnerships	679,467

Other	875,357

Equity per operating limited partnerships’ combined financial statements	$7,520,225

	Series 7	Series 9	Series 10

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$7,486,177	$29,780,652	$17,589,373

Acquisition costs of operating limited partnerships	1,302,313	5,201,737	2,958,341

Cumulative distributions from operating limited partnerships	(2,258)	(52,080)	(95,183)

Impairment loss in investment in operating limited partnerships	(255,418)	(50,000)	—

Cumulative losses from operating limited partnerships	(8,266,978)	(30,024,728)	(14,455,677)

Investment in operating limited partnerships per balance sheets	263,836	4,855,581	5,996,854

The partnership (has recorded) or has not recorded capital contributions to the operating limited partnerships during the year ended March 31, 2002, which (have not) have been included in the partnerships’ capital account included in the operating limited partnerships’ financial statements as of December 31, 2001 (see note A).	—	—	—

The partnership has recorded acquisition costs at March 31, 2002, which have not been recorded in the net assets of the operating limited partnerships (see note A).	(465,577)	(185,244)	(9,836)

Cumulative losses from operating limited partnerships for the three months ended March 31, 2002, which the operating limited partnerships have not included in their capital as of December 31, 2001 due to different year ends (see note A).	125,066	1,134,799	776,692

Equity in losses from operating limited partnerships not recognizable under the equity method of accounting (see note A).	(2,968,694)	(8,922,870)	(4,000,662)

The partnership has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	10,025	51,433	85,358

Impairment loss in investment in operating limited partnerships	255,418	50,000	—

Other	(32,634)	1,054,836	(4,659)

Equity per operating limited partnerships’ combined financial statements	$(2,812,560)	$(1,961,465)	$2,843,747

	Series 11	Series 12	Series 14

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$17,673,218	$21,360,612	$39,507,329

Acquisition costs of operating limited partnerships	3,069,084	3,398,377	6,457,529

Cumulative distributions from operating limited partnerships	(400,086)	(60,607)	(157,566)

Impairment loss in investment in operating limited partnerships	(245,432)	(128,617)	—

Cumulative losses from operating limited partnerships	(13,643,132)	(18,303,788)	(35,195,437)

Investment in operating limited partnerships per balance sheets	6,453,652	6,265,977	10,611,855

The partnership (has recorded) or has not recorded capital contributions to the operating limited partnerships during the year ended March 31, 2002, which (have not) have been included in the partnerships’ capital account included in the operating limited partnerships’ financial statements as of December 31, 2001 (see note A).	(10,000)	(631,467)	(528,169)

The partnership has recorded acquisition costs at March 31, 2002, which have not been recorded in the net assets of the operating limited partnerships (see note A).	(460,597)	(312,956)	(1,085,729)

Cumulative losses from operating limited partnerships for the three months ended March 31, 2002, which the operating limited partnerships have not included in their capital as of December 31, 2001 due to different year ends (see note A).	721,702	613,706	1,737,410

Equity in losses from operating limited partnerships not recognizable under the equity method of accounting (see note A).	(4,740,551)	(3,755,785)	(6,289,092)

The partnership has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	112,536	192,211	323,937

Impairment loss in investment in operating limited partnerships	245,432	128,617	—

Other	(67,391)	101,391	(176,186)

Equity per operating limited partnerships’ combined financial statements	$2,254,783	$2,601,694	$4,594,026

The partnership's investments in operating limited partnerships at March 31, 2001 are summarized as follows:

Total
Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$133,408,806

Acquisition costs of operating limited partnerships	22,387,381

Cumulative distributions from operating limited partnerships	(721,450)

Impairment loss in investment in operating limited partnerships	(679,467)

Cumulative losses from operating limited partnerships	(114,074,407)

Investment in operating limited partnerships per balance sheets	40,320,863

The partnership (has recorded) or has not recorded capital contributions to the operating limited partnerships during the year ended March 31, 2001, which (have not) have been included in the partnerships’ capital account included in the operating limited partnerships’ financial statements as of December 31, 2000 (see note A).	(1,145,362)

The partnership has recorded acquisition costs at March 31, 2001, which have not been recorded in the net assets of the operating limited partnerships (see note A).	(2,149,451)

Cumulative losses from operating limited partnerships for the three months ended March 31, 2001, which the operating limited partnerships have not included in their capital as of December 31, 2000 due to different year ends (see note A).	5,109,374

Equity in losses from operating limited partnerships not recognizable under the equity method of accounting (see note A).	(23,359,934)

The partnership has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	740,705

Impairment loss in investment in operating limited partnerships	679,467

Other	563,971

Equity per operating limited partnerships’ combined financial statements	$20,759,633

	Series 7	Series 9	Series 10

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$7,486,177	$29,790,412	$17,589,002

Acquisition costs of operating limited partnerships	1,302,313	5,201,737	2,958,341

Cumulative distributions from operating limited partnerships	(2,258)	(48,349)	(74,624)

Impairment loss in investment in operating limited partnerships	(255,418)	(50,000)	—

Cumulative losses from operating limited partnerships	(8,052,671)	(28,755,089)	(14,056,014)

Investment in operating limited partnerships per balance sheets	478,143	6,138,711	6,416,705

The partnership (has recorded) or has not recorded capital contributions to the operating limited partnerships during the year ended March 31, 2001, which (have not) have been included in the partnerships’ capital account included in the operating limited partnerships’ financial statements as of December 31, 2000 (see note A).	24,274	—	—

The partnership has recorded acquisition costs at March 31, 2001, which have not been recorded in the net assets of the operating limited partnerships (see note A).	(465,577)	185,244	(9,836)

Cumulative losses from operating limited partnerships for the three months ended March 31, 2001, which the operating limited partnerships have not included in their capital as of December 31, 2000 due to different year ends (see note A).	125,066	1,134,799	776,692

Equity in losses from operating limited partnerships not recognizable under the equity method of accounting (see note A).	(2,539,695)	(6,925,644)	(3,096,219)

The partnership has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	(11,992)	38,655	85,358

Impairment loss in investment in operating limited partnerships	255,418	50,000	—

Other	(34,727)	691,221	(13,046)

Equity per operating limited partnerships’ combined financial statements	$(2,169,090)	$1,312,986	$4,159,654

	Series 11	Series 12	Series 14

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$17,673,218	$21,360,612	$39,509,385

Acquisition costs of operating limited partnerships	3,069,084	3,398,377	6,457,529

Cumulative distributions from operating limited partnerships	(397,924)	(52,462)	(145,833)

Impairment loss in investment in operating limited partnerships	(245,432)	(128,617)	—

Cumulative losses from operating limited partnerships	(12,889,818)	(17,334,227)	(32,986,588)

Investment in operating limited partnerships per balance sheets	7,209,128	7,243,683	12,834,493

The partnership (has recorded) or has not recorded capital contributions to the operating limited partnerships during the year ended March 31, 2001, which (have not) have been included in the partnerships’ capital account included in the operating limited partnerships’ financial statements as of December 31, 2000 (see note A).	(10,000)	(631,467)	(528,169)

The partnership has recorded acquisition costs at March 31, 2001, which have not been recorded in the net assets of the operating limited partnerships (see note A).	(460,597)	(312,956)	(1,085,729)

Cumulative losses from operating limited partnerships for the three months ended March 31, 2001, which the operating limited partnerships have not included in their capital as of December 31, 2000 due to different year ends (see note A).	721,702	613,706	1,737,409

Equity in losses from operating limited partnerships not recognizable under the equity method of accounting (see note A).	(3,654,264)	(2,675,548)	(4,468,564)

The partnership has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	112,536	192,211	323,937

Impairment loss in investment in operating limited partnerships	245,432	128,617	—

Other	(17,208)	101,564	(163,833)

Equity per operating limited partnerships’ combined financial statements	$4,146,729	$4,659,810	$8,649,544

The combined summarized balance sheets of the operating limited partnerships in which Series 7, 9 through 12, and 14 hold an interest at December 31, 2001 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS

	Total	Series 7	Series 9	Series 10
ASSETS

Buildings and improvements, net of accumulated depreciation	$416,349,008	$18,171,764	$80,006,764	$49,619,185
Land	31,017,252	1,791,570	6,000,829	4,039,887
Other assets	44,186,199	1,924,255	7,795,580	6,920,038

	$491,552,459	$21,887,589	$93,803,173	$60,579,110

LIABILITIES AND PARTNERS’ CAPITAL

Mortgages and construction loans payable	$407,105,066	$19,698,193	$85,725,136	$52,972,430
Accounts payable and accrued expenses	14,632,768	2,680,424	3,648,372	971,936
Other liabilities	29,467,905	764,596	5,979,942	2,243,070

	451,205,739	23,143,213	95,353,450	56,187,436
PARTNERS’ CAPITAL
Boston Capital Tax Credit Fund II Limited Partnership	7,520,225	(2,812,560)	(1,961,465)	2,843,747
Other partners	32,826,495	1,556,936	411,188	1,547,927

	40,346,720	(1,255,624)	(1,550,277)	4,391,674

	$491,552,459	$21,887,589	$93,803,173	$60,579,110

	Series 11	Series 12	Series 14
ASSETS

Buildings and improvements, net of accumulated depreciation	$49,904,202	$74,171,381	$144,475,712
Land	3,234,637	4,814,335	11,135,994
Other assets	6,538,274	6,896,518	14,111,534

	$59,677,113	$85,882,234	$169,723,240

LIABILITIES AND PARTNERS’ CAPITAL

Mortgages and construction loans payable	$49,888,508	$65,381,596	$133,439,203
Accounts payable and accrued expenses	1,390,664	2,058,762	3,882,610
Other liabilities	3,796,421	5,840,032	10,843,844

	55,075,593	73,280,390	148,165,657
PARTNERS’ CAPITAL
Boston Capital Tax Credit Fund II Limited Partnership	2,254,783	2,601,694	4,594,026
Other partners	2,346,737	10,000,150	16,963,557

	4,601,520	12,601,844	21,557,583

	$59,677,113	$85,882,234	$169,723,240

The combined summarized balance sheets of the operating limited partnerships in which Series 7, 9 through 12, and 14 hold an interest at December 31, 2000 as follows.

COMBINED SUMMARIZED BALANCE SHEETS

	Total	Series 7	Series 9	Series 10
ASSETS

Buildings and improvements, net of accumulated depreciation	$433,885,638	$18,787,325	$83,573,673	$51,990,712
Land	30,998,550	1,791,570	5,999,490	4,039,057
Other assets	42,946,021	1,659,072	7,631,042	6,805,271

	$507,830,209	$22,237,967	$97,204,205	$62,835,040

LIABILITIES AND PARTNERS’ CAPITAL

Mortgages and construction loans payable	$407,808,853	$18,150,709	$85,625,358	$53,702,465
Accounts payable and accrued expenses	13,922,254	2,328,448	3,619,148	881,741
Other liabilities	28,910,260	2,052,274	5,557,068	2,262,334

	450,641,367	22,531,431	94,801,574	56,846,540
PARTNERS’ CAPITAL
Boston Capital Tax Credit Fund II Limited Partnership	20,759,633	(2,169,090)	1,312,986	4,159,654
Other partners	36,429,209	1,875,626	1,089,645	1,828,846

	57,188,842	(293,464)	2,402,631	5,988,500

	$507,830,209	$22,237,967	$97,204,205	$62,835,040

	Series 11	Series 12	Series 14
ASSETS

Buildings and improvements, net of accumulated depreciation	$52,249,709	$77,003,879	$150,280,340
Land	3,234,637	4,814,335	11,119,461
Other assets	6,409,192	6,564,207	13,877,237

	$61,893,538	$88,382,421	$175,277,038

LIABILITIES AND PARTNERS’ CAPITAL

Mortgages and construction loans payable	$50,409,957	$65,568,146	$134,352,218
Accounts payable and accrued expenses	1,634,317	1,862,962	3,595,638
Other liabilities	3,119,522	5,548,658	10,370,404

	55,163,796	72,979,766	148,318,260
PARTNERS’ CAPITAL
Boston Capital Tax Credit Fund II Limited Partnership	4,146,729	4,659,810	8,649,544
Other partners	2,583,013	10,742,845	18,309,234

	6,729,742	15,402,655	26,958,778

	$61,893,538	$88,382,421	$175,277,038

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2001 in which Series 7, 9 through 12, and 14 hold an interest as of December 31, 2001 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

Year ended December 31, 2001

	Total	Series 7	Series 9	Series 10
Revenue
Rental	$65,755,211	$3,339,472	$12,373,299	$8,888,925
Interest and other	2,875,026	212,543	606,123	434,234

	68,630,237	3,552,015	12,979,422	9,323,159
Expenses
Interest	20,250,800	1,200,917	4,077,041	2,296,944
Depreciation and amortization	20,616,258	1,005,268	4,254,573	2,650,220
Taxes and insurance	9,020,398	443,966	1,905,278	1,310,610
Repairs and maintenance	12,517,206	706,795	2,467,833	1,628,852
Operating expenses	20,505,844	1,028,074	4,041,810	2,652,921
Other expenses	2,058,125	68,505	235,909	213,522

	84,968,631	4,453,525	16,982,444	10,753,069

NET LOSS	$(16,338,394)	$(901,510)	$(4,003,022)	$(1,429,910)

Net loss allocated to Boston Capital Tax Credit Fund II Limited Partnership*	$(13,176,144)	$(646,384)	$(3,306,736)	$(1,304,113)

Net loss allocated to other partners	$(3,162,250)	$(255,126)	$(696,286)	$(125,797)

*           Amounts include $432,077, $2,037,097, $904,450, $1,086,283, $1,080,257 and $1,820,647 for Series 7, Series 9, Series 10, Series 11, Series 12 and Series 14, respectively, of loss not recognized under the equity method of accounting as described in note A.

	Series 11	Series 12	Series 14
Revenue
Rental	$8,131,418	$10,717,371	$22,304,726
Interest and other	352,222	479,664	790,240

	8,483,640	11,197,035	23,094,966
Expenses
Interest	2,397,929	3,190,304	7,087,665
Depreciation and amortization	2,757,845	3,391,766	6,556,586
Taxes and insurance	1,175,099	1,449,498	2,735,947
Repairs and maintenance	1,530,664	2,041,067	4,141,995
Operating expenses	2,340,062	3,487,717	6,955,260
Other expenses	274,878	417,262	848,049

	10,476,477	13,977,614	28,325,502

NET LOSS	$(1,992,837)	$(2,780,579)	$(5,230,536)

Net loss allocated to Boston Capital Tax Credit Fund II Limited Partnership*	$(1,839,597)	$(2,049,818)	$(4,029,496)

Net loss allocated to other partners	$(153,240)	$(730,761)	$(1,201,040)

*           Amounts include $432,077, $2,037,097, $904,450, $1,086,283, $1,080,257 and $1,820,647 for Series 7, Series 9, Series 10, Series 11, Series 12 and Series 14, respectively, of loss not recognized under the equity method of accounting as described in note A.

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2000 in which Series 7, 9 through 12, and 14 hold an interest as of December 31, 2000 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

Year ended December 31, 2000

	Total	Series 7	Series 9	Series 10
Revenue
Rental	$64,974,486	$3,253,993	$12,473,614	$8,931,237
Interest and other	3,447,545	128,823	788,045	411,547

	68,422,031	3,382,816	13,261,659	9,342,784
Expenses
Interest	21,621,902	1,391,032	4,466,811	2,516,030
Depreciation and amortization	20,506,131	951,462	4,247,705	2,631,841
Taxes and insurance	8,174,087	405,124	1,723,830	1,253,343
Repairs and maintenance	11,432,755	563,321	2,165,434	1,553,829
Operating expenses	19,408,889	973,314	3,640,176	2,541,957
Other expenses	2,573,981	93,704	349,996	207,572

	83,717,745	4,377,957	16,593,952	10,704,572

NET LOSS	$(15,295,714)	$(995,141)	$(3,332,293)	$(1,361,788)

Net loss allocated to Boston Capital Tax Credit Fund II Limited Partnership*	$(12,123,829)	$(661,714)	$(2,944,474)	$(1,259,939)

Net loss allocated to other partners	$(3,171,885)	$(333,427)	$(387,819)	$(101,849)

*           Amounts include $434,737, $1,647,521, $813,833, $1,004,203, $866,986 and $1,375,473 for Series 7, Series 9, Series 10, Series 11, Series 12 and Series 14, respectively, of loss not recognized under the equity method of accounting as described in note A.

	Series 11	Series 12	Series 14
Revenue
Rental	$8,273,821	$10,444,678	$21,597,143
Interest and other	363,929	750,255	1,004,946

	8,637,750	11,194,933	22,602,089
Expenses
Interest	2,666,118	3,144,929	7,436,982
Depreciation and amortization	2,737,859	3,380,169	6,557,095
Taxes and insurance	1,027,002	1,318,333	2,446,455
Repairs and maintenance	1,437,278	1,892,699	3,820,194
Operating expenses	2,401,997	3,282,641	6,568,804
Other expenses	238,940	849,942	833,827

	10,509,194	13,868,713	27,663,357

NET LOSS	$(1,871,444)	$(2,673,780)	$(5,061,268)

Net loss allocated to Boston Capital Tax Credit Fund II Limited Partnership*	$(1,666,210)	$(1,903,136)	$(3,688,356)

Net loss allocated to other partners	$(205,234)	$(770,644)	$(1,372,912)

*           Amounts include $434,737, $1,647,521, $813,833, $1,004,203, $866,986 and $1,375,473 for Series 7, Series 9, Series 10, Series 11, Series 12 and Series 14, respectively, of loss not recognized under the equity method of accounting as described in note A.

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 1999 in which Series 7, 9 through 12, and 14 hold an interest as of December 31, 1999 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

Year ended December 31, 1999

	Total	Series 7	Series 9	Series 10
Revenue
Rental	$63,846,645	$3,198,783	$12,131,522	$8,576,039
Interest and other	3,256,054	90,314	595,414	588,663

	67,102,699	3,289,097	12,726,936	9,164,702
Expenses
Interest	22,777,050	1,400,516	4,378,013	2,576,127
Depreciation and amortization	20,570,970	954,146	4,232,077	2,652,757
Taxes and insurance	7,937,475	392,109	1,686,843	1,188,822
Repairs and maintenance	10,436,830	542,954	2,022,076	1,397,153
Operating expenses	18,263,164	938,139	3,496,085	2,336,476
Other expenses	2,030,899	94,198	543,570	224,439

	82,016,388	4,322,062	16,358,664	10,375,774

NET LOSS	$(14,913,689)	$(1,032,965)	$(3,631,728)	$(1,211,072)

Net loss allocated to Boston Capital Tax Credit Fund II Limited Partnership*	$(10,992,706)	$(710,486)	$(2,939,972)	$(993,555)

Net loss allocated to other partners	$(3,920,983)	$(322,479)	$(691,756)	$(217,517)

*           Amounts include $441,358, $1,352,460, $586,411, $864,736, $585,709 and $1,163,799 for Series 7, Series 9, Series 10, Series 11, Series 12 and Series 14, respectively, of loss not recognized under the equity method of accounting as described in note A.

	Series 11	Series 12	Series 14
Revenue
Rental	$8,024,284	$10,580,662	$21,335,355
Interest and other	340,068	539,965	1,101,630

	8,364,352	11,120,627	22,436,985
Expenses
Interest	2,726,935	3,852,134	7,843,325
Depreciation and amortization	2,727,085	3,417,859	6,587,046
Taxes and insurance	1,026,793	1,254,098	2,388,810
Repairs and maintenance	1,204,426	1,741,594	3,528,627
Operating expenses	2,362,501	3,125,927	6,004,036
Other expenses	145,807	324,495	698,390

	10,193,547	13,716,107	27,050,234

NET LOSS	$(1,829,195)	$(2,595,480)	$(4,613,249)

Net loss allocated to Boston Capital Tax Credit Fund II Limited Partnership*	$(1,502,670)	$(1,583,737)	$(3,262,286)

Net loss allocated to other partners	$(326,525)	$(1,011,743)	$(1,350,963)

*           Amounts include $441,358, $1,352,460, $586,411, $864,736, $585,709 and $1,163,799 for Series 7, Series 9, Series 10, Series 11, Series 12 and Series 14, respectively, of loss not recognized under the equity method of accounting as described in note A.

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET LOSS TO INCOME TAX RETURN

For income tax purposes, the partnership reports using a December 31 year end.  The partnership’s net loss for financial reporting and tax return purposes for the year ended March 31, 2002 is reconciled as follows:

	Total	Series 7	Series 9	Series 10
Net loss for financial reporting purposes, March 31, 2002	$(8,401,970)	$(330,458)	$(1,852,344)	$(776,783)

Operating limited partnership rents received in advance	(53,708)	(259)	(24,913)	(3,602)

Partnership management fees not recognized for tax purposes	2,494,378	104,771	568,607	355,512

Other	1,008,212	145,722	693,325	(101,526)

Operating limited partnership loss not allowed for financial reporting under equity method of accounting	(7,360,771)	(432,075)	(2,037,098)	(904,443)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(2,039,881)	(221,389)	(312,660)	(167,308)

Difference due to fiscal year for book purposes and calendar year for tax purposes	18,934	(7,611)	(5,246)	6,606

Loss for tax return purposes, December 31, 2001	$(14,334,806)	$(741,299)	$(2,970,329)	$(1,591,544)

	Series 11	Series 12	Series 14
Net loss for financial reporting purposes, March 31, 2002	$(1,092,685)	$(1,399,827)	$(2,949,873)

Operating limited partnership rents received in advance	(372)	7,780	(32,342)

Partnership management fees not recognized for tax purposes	325,680	383,268	756,540

Other	236,645	(18,688)	52,734

Operating limited partnership loss not allowed for financial reporting under equity method of accounting	(1,086,287)	(1,080,237)	(1,820,631)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(230,490)	(400,228)	(707,806)

Difference due to fiscal year for book purposes and calendar year for tax purposes	13,690	7,359	4,136

Loss for tax return purposes, December 31, 2001	$(1,833,819)	$(2,500,573)	$(4,697,242)

For income tax purposes, the partnership reports using a December 31 year end.  The partnership’s net loss for financial reporting and tax return purposes for the year ended March 31, 2001 is reconciled as follows:

	Total	Series 7	Series 9	Series 10
Net loss for financial reporting purposes, March 31, 2001	$(8,754,755)	$(353,270)	$(1,920,153)	$(804,711)

Operating limited partnership rents received in advance	27,101	—	18,708	520

Partnership management fees not recognized for tax purposes	2,509,932	113,148	575,784	355,512

Other	1,120,798	128,636	126,074	333,782

Operating limited partnership loss not allowed for financial reporting under equity method of accounting	(6,142,757)	(434,738)	(1,647,521)	(813,836)

Impairment loss in investment in operating limited partnership	210,731	—	50,000	—

Excess of tax depreciation over book depreciation on operating limited partnership assets	(2,065,567)	(200,185)	(336,780)	(161,176)

Loss on disposal of investment in operating limited partnership	—	—	—	—

Difference due to fiscal year for book purposes and calendar year for tax purposes	(7,727)	(319)	2,218	(5,896)

Loss for tax return purposes, December 31, 2000	$(13,102,244)	$(746,728)	$(3,131,670)	$(1,095,805)

	Series 11	Series 12	Series 14
Net loss for financial reporting purposes, March 31, 2001	$(1,145,099)	$(1,454,958)	$(3,076,564)

Operating limited partnership rents received in advance	41	10,717	(2,885)

Partnership management fees not recognized for tax purposes	325,680	383,268	756,540

Other	(112,259)	475,771	168,794

Operating limited partnership loss not allowed for financial reporting under equity method of accounting	(1,004,203)	(866,987)	(1,375,472)

Impairment loss in investment in operating limited partnership	160,731	—	—

Excess of tax depreciation over book depreciation on operating limited partnership assets	(190,013)	(427,077)	(750,336)

Loss on disposal of investment in operating limited partnership	—	—	—

Difference due to fiscal year for book purposes and calendar year for tax purposes	3,639	(249)	(7,120)

Loss for tax return purposes, December 31, 2000	$(1,961,483)	$(1,879,515)	$(4,287,043)

For income tax purposes, the partnership reports using a December 31 year end.  The partnership’s net loss for financial reporting and tax return purposes for the year ended March 31, 2000 is reconciled as follows:

	Total	Series 7	Series 9	Series 10
Net loss for financial reporting purposes, March 31, 2000	$(8,607,586)	$(396,634)	$(2,174,379)	$(776,221)

Operating limited partnership rents received in advance	16,222	380	(957)	1,051

Partnership management fees not recognized for tax purposes	2,509,932	113,148	575,784	355,512

Other	119,001	237,110	139,223	(247,084)

Operating limited partnership loss not allowed for financial reporting under equity method of accounting	(4,994,473)	(441,358)	(1,352,460)	(586,411)

Impairment loss in investment in operating limited partnership	—	—	—	—

Excess of tax depreciation over book depreciation on operating limited partnership assets	(2,255,516)	(324,971)	(351,493)	(183,982)

Loss on disposal of investment in operating limited partnership	—	—	—	—

Difference due to fiscal year for book purposes and calendar year for tax purposes	10,158	(443)	(2,664)	1,838

Loss for tax return purposes, December 31, 1999	$(13,202,262)	$(812,768)	$(3,166,946)	$(1,435,297)

	Series 11	Series 12	Series 14
Net loss for financial reporting purposes, March 31, 2000	$(962,203)	$(1,426,828)	$(2,871,321)

Operating limited partnership rents received in advance	—	8,206	7,542

Partnership management fees not recognized for tax purposes	325,680	383,268	756,540

Other	162,143	(86,345)	(86,046)

Operating limited partnership loss not allowed for financial reporting under equity method of accounting	(864,736)	(585,709)	(1,163,799)

Impairment loss in investment in operating limited partnership	—	—	—

Excess of tax depreciation over book depreciation on operating limited partnership assets	(179,775)	(349,598)	(865,697)

Loss on disposal of investment in operating limited partnership	—	—	—

Difference due to fiscal year for book purposes and calendar year for tax purposes	(739)	2,642	9,524

Loss for tax return purposes, December 31, 1999	$(1,519,630)	$(2,054,364)	$(4,213,257)

The differences between the investments in operating limited partnerships for tax purposes and financial statements purposes at March 31, 2002, are as follows:

	Total	Series 7	Series 9	Series 10

Investments in operating limited partnerships - tax return December 31, 2001	$(12,457)	$571,405	$(4,290,186)	$1,400,870

Add back losses not recognized under the equity method	30,677,654	2,968,694	8,922,870	4,000,662

Historic tax credits	5,105,527	1,819,802	240,250	—

Impairment loss in investment in operating limited partnerships	(679,467)	(255,418)	(50,000)	—

Less share of loss - three months ended March 31, 2002	(5,109,374)	(125,066)	(1,134,799)	(776,692)

Impairment loss not recognized for tax purposes	(6,953,234)	(2,873,020)	(1,031,360)	—

Other	11,419,106	(1,842,561)	2,198,806	1,372,014

Investments in operating limited partnerships - as reported, March 31, 2002	$34,447,755	$263,836	$4,855,581	$5,996,854

	Series 11	Series 12	Series 14

Investments in operating limited partnerships - tax return December 31, 2001	$794,878	$615,827	$894,749

Add back losses not recognized under the equity method	4,740,551	3,755,785	6,289,092

Historic tax credits	1,281,688	—	1,763,787

Impairment loss in investment in operating limited partnerships	(245,432)	(128,617)	—

Less share of loss - three months ended March 31, 2002	(721,702)	(613,706)	(1,737,409)

Impairment loss not recognized for tax purposes	—	—	(3,048,854)

Other	603,669	2,636,688	6,450,490

Investments in operating limited partnerships - as reported, March 31, 2002	$6,453,652	$6,265,977	$10,611,855

	Total	Series 7	Series 9	Series 10

Investments in operating limited partnerships - tax return December 31, 2000	$17,041,175	$1,293,674	$1,335,578	$2,999,869

Add back losses not recognized under the equity method	23,359,934	2,539,695	6,925,644	3,096,219

Historic tax credits	5,105,527	1,819,802	240,250	—

Impairment loss in investment in operating limited partnerships	(679,467)	(255,418)	(50,000)	—

Less share of loss - three months ended March 31, 2001	(5,109,374)	(125,066)	(1,134,799)	(776,692)

Impairment loss not recognized for tax purposes	(6,953,234)	(2,873,020)	(1,031,360)	—

Other	7,556,302	(1,921,524)	(146,602)	1,097,309

Investments in operating limited partnerships - as reported, March 31, 2001	$40,320,863	$478,143	$6,138,711	$6,416,705

	Series 11	Series 12	Series 14

Investments in operating limited partnerships - tax return December 31, 2000	$2,694,792	$3,093,094	$5,624,168

Add back losses not recognized under the equity method	3,654,264	2,675,548	4,468,564

Historic tax credits	1,281,688	—	1,763,787

Impairment loss in investment in operating limited partnerships	(245,432)	(128,617)	—

Less share of loss - three months ended March 31, 2001	(721,702)	(613,706)	(1,737,409)

Impairment loss not recognized for tax purposes	—	—	(3,048,854)

Other	545,518	2,217,364	5,764,237

Investments in operating limited partnerships - as reported, March 31, 2001	$7,209,128	$7,243,683	$12,834,493

Boston Capital Tax Credit Fund II Limited Partnership

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS

March 31, 2002, 2001 and 2000

NOTE E - CASH EQUIVALENTS

Cash equivalents of $950,000 and $900,677 as of March 31, 2002 and 2001, respectively, include tax-exempt sweep accounts, certificates of deposit, and money market accounts with interest at rates ranging 1.23% to 6.75% per annum.

NOTE F - NOTES RECEIVABLE

Notes receivable at March 31, 2002 and 2001 consist of advance installments of capital contributions and/or advances made to operating limited partnerships of $543,584.  The notes are noninterest bearing and due on demand.  The carrying value of the notes receivable approximates fair value.

NOTE G - INVESTMENTS HELD TO MATURITY

Investments held to maturity at March 31, 2002 and 2001 consist of certificates of deposit totaling $411,470 and $642,595, respectively.  The certificates of deposit relating to each year mature within the next 12 months with interest rates ranging from 3.93% to 4.41% per annum.

NOTE H - CONTINGENCY

Woodfield Commons Limited Partnership, an operating limited partnership, is in receipt of a 60-day letter issued by the IRS stating that the operating partnership has not met certain IRC Section 42 requirements.  The finding was the result of an IRS audit of the operating partnership’s tenant files.  The IRS has proposed an adjustment that would disallow the operating partnership from utilizing certain past credits estimated to be $1.3 million.  The Investment General Partner and its counsel along with the Operating General Partner and its Counsel have filed an appeal and continue ongoing discussions with the appellate officer.  They believe the audit is nearing completion, and while an actual audit settlement has not been reached, it is their belief that there is a likelihood of a favorable settlement.  Accordingly, no adjustment has been made in the accompanying financial statements.