Form 10-K, Exhibit 13
period 2003-03-31
BOSTON CAPITAL TAX CREDIT FUND II LTD PARTNERSHIP
filed 2003-07-14
CIK 853566

Exhibit 13

FINANCIAL STATEMENTS AND
INDEPENDENT AUDITORS’ REPORT

BOSTON CAPITAL TAX CREDIT FUND II
LIMITED PARTNERSHIP -
SERIES 7, 9 THROUGH 12, AND 14

MARCH 31, 2003 AND 2002

Boston Capital Tax Credit Fund II Limited Partnership
Series 7, 9 through 12, and 14

Schedules not listed are omitted because of the absence of the conditions under which they are required or because the information is included in the financial statements or the notes thereto.

Reznick Fedder & Silverman

Certified Public Accountants * A Professional Corporation

7700 Old Georgetown Road * Suite 400 * Bethesda, MD 20814-6224

(301) 652-9100 * Fax (301) 652-1848

INDEPENDENT AUDITORS’ REPORT

To the Partners

Boston Capital Tax Credit Fund II

  Limited Partnership

We have audited the accompanying balance sheets of Boston Capital Tax Credit Fund II Limited Partnership, including Boston Capital Tax Credit Fund II Limited Partnership - Series 7, Series 9 through 12, and Series 14, in total and for each series, as of March 31, 2003 and 2002, and the related statements of operations, changes in partners’ capital (deficit) and cash flows for the total partnership and for each of the series for each of the three years ended March 31, 2003.  These financial statements are the responsibility of the partnership’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.  We did not audit the financial statements of certain operating limited partnerships in which Boston Capital Tax Credit Fund II Limited Partnership owns a limited partnership interest.  Investments in such partnerships comprise the following percentages of the assets as of March 31, 2003 and 2002 for Series 7, Series 9 through 12, and Series 14, and the limited partnership loss for each of the three years ended March 31, 2003 for Series 7, Series 9 through 12, and Series 14: Total, 9% and 26% of the assets and 7%, 23% and 20% of the partnership loss; Series 7, 0% and 5% of the assets and 0%, 27% and 24% of the partnership loss; Series 9, 8% and 36% of the assets and 3%, 17% and 15% of the partnership loss; Series 10, 13% and 18% of the assets and 1%, 12% and 14% of the partnership loss; Series 11, 14% and 32% of the assets and 13%, 28% and 14% of the partnership loss; Series 12, 11% and 14% of the assets and 21%, 28% and 21% of the partnership loss; and Series 14, 8% and 28% of the assets and 3%, 25% and 24% of the partnership loss.  The financial statements of these partnerships were audited by other auditors, whose reports have been furnished to us, and our opinion, insofar as it relates to information relating to these partnerships, is based solely on the reports of the other auditors.

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

In our opinion, based on our audits and the reports of the other auditors, the financial statements referred to above present fairly, in all material respects, the financial position of Boston Capital Tax Credit Fund II Limited Partnership, including Boston Capital Tax Credit Fund II Limited Partnership - Series 7, Series 9 through 12, and Series 14, in total and for each series, as of March 31, 2003 and 2002, and the results of their operations and their cash flows for the total partnership and for each of the series for each of the three years ended March 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

We and other auditors have also audited the information included in the related financial statement schedule listed in Form 10-K item 15(a) of Boston Capital Tax Credit Fund II Limited Partnership - Series 7, Series 9 through 12, and Series 14 as of March 31, 2003.  In our opinion, the schedule presents fairly the information required to be set forth therein, in conformity with accounting principles generally accepted in the United States of America.

/s/ Reznick Fedder & Silverman

Bethesda, Maryland
June 23, 2003

Boston Capital Tax Credit Fund II Limited Partnership

Series 7, 9 through 12, and 14

BALANCE SHEETS

March 31, 2003 and 2002

	Total
	2003	2002
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and C)	$23,401,004	$34,447,755

OTHER ASSETS
Cash and cash equivalents (notes A and E)	3,633,932	1,132,906
Investments held to maturity (notes A and G)	—	411,470
Notes receivable (note F)	543,584	543,584
Deferred acquisition costs, net of accumulated amortization (notes A and C)	946,954	995,515
Other	981,330	1,037,563

	$29,506,804	$38,568,793

LIABILITIES AND PARTNERS’ CAPITAL

LIABILITIES
Accounts payable - trade	$2,618	$3,224
Accounts payable - affiliates (note B)	26,173,258	24,608,073
Capital contributions payable (note C)	236,345	259,804

	26,412,221	24,871,101
PARTNERS’ CAPITAL (note A)
Assignor limited partner
Units of limited partnership interest consisting of 20,000,000 authorized beneficial assignee certificates (BAC), $10 stated value, 18,679,738 issued and outstanding to the assignees at March 31, 2003 and 2002	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 18,679,738 issued and outstanding at March 31, 2003 and 2002	4,672,658	15,177,430
General partner	(1,578,075)	(1,479,738)

	3,094,583	13,697,692

	$29,506,804	$38,568,793

	Series 7
	2003	2002
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and C)	$133,996	$263,836

OTHER ASSETS
Cash and cash equivalents (notes A and E)	9,823	8,525
Investments held to maturity (notes A and G)	—	—
Notes receivable (note F)	—	—
Deferred acquisition costs, net of accumulated amortization (notes A and C)	—	—
Other	26,450	73,704

	$170,269	$346,065

LIABILITIES AND PARTNERS’ DEFICIT

LIABILITIES
Accounts payable - trade	$—	$—
Accounts payable - affiliates (note B)	1,531,754	1,417,866
Capital contributions payable (note C)	—	—

	1,531,754	1,417,866
PARTNERS’ DEFICIT (note A)
Assignor limited partner
Units of limited partnership interest consisting of 20,000,000 authorized beneficial assignee certificates (BAC), $10 stated value, 1,036,100 issued and outstanding to the assignees at March 31, 2003 and 2002	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 1,036,100 issued and outstanding at March 31, 2003 and 2002	(1,257,943)	(971,156)
General partner	(103,542)	(100,645)

	(1,361,485)	(1,071,801)

	$170,269	$346,065

	Series 9
	2003	2002
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and C)	$1,463,578	$4,855,581

OTHER ASSETS
Cash and cash equivalents (notes A and E)	2,030,872	215,236
Investments held to maturity (notes A and G)	—	97,866
Notes receivable (note F)	—	—
Deferred acquisition costs, net of accumulated amortization (notes A and C)	16,962	17,832
Other	196,033	241,754

	$3,707,445	$5,428,269

LIABILITIES AND PARTNERS’ DEFICIT

LIABILITIES
Accounts payable - trade	$—	$—
Accounts payable - affiliates (note B)	5,676,451	5,758,079
Capital contributions payable (note C)	—	—

	5,676,451	5,758,079
PARTNERS’ DEFICIT (note A)
Assignor limited partner
Units of limited partnership interest consisting of 20,000,000 authorized beneficial assignee certificates (BAC), $10 stated value, 4,178,029 issued and outstanding to the assignees at March 31, 2003 and 2002	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 4,178,029 issued and outstanding at March 31, 2003 and 2002	(1,588,976)	33,828
General partner	(380,030)	(363,638)

	(1,969,006)	(329,810)

	$3,707,445	$5,428,269

	Series 10
	2003	2002
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and C)	$3,083,826	$5,996,854

OTHER ASSETS
Cash and cash equivalents (notes A and E)	121,830	47,305
Investments held to maturity (notes A and G)	—	99,621
Notes receivable (note F)	—	—
Deferred acquisition costs, net of accumulated amortization (notes A and C)	67,108	70,549
Other	38,978	41,769

	$3,311,742	$6,256,098

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable - trade	$1,238	$—
Accounts payable - affiliates (note B)	3,965,785	3,761,520
Capital contributions payable (note C)	—	—

	3,967,023	3,761,520
PARTNERS’ CAPITAL (DEFICIT) (note A)
Assignor limited partner
Units of limited partnership interest consisting of 20,000,000 authorized beneficial assignee certificates (BAC), $10 stated value, 2,428,925 issued and outstanding to the assignees at March 31, 2003 and 2002	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,428,925 issued and outstanding at March 31, 2003 and 2002	(445,609)	2,680,445
General partner	(209,672)	(185,867)

	(655,281)	2,494,578

	$3,311,742	$6,256,098

	Series 11
	2003	2002
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and C)	$5,304,019	$6,453,652

OTHER ASSETS
Cash and cash equivalents (notes A and E)	369,202	262,105
Investments held to maturity (notes A and G)	—	157,136
Notes receivable (note F)	—	—
Deferred acquisition costs, net of accumulated amortization (notes A and C)	34,015	35,759
Other	125,940	99,944

	$5,833,176	$7,008,596

LIABILITIES AND PARTNERS’ CAPITAL

LIABILITIES
Accounts payable - trade	$—	$—
Accounts payable - affiliates (note B)	3,254,555	2,928,874
Capital contributions payable (note C)	22,528	22,528

	3,277,083	2,951,402
PARTNERS’ CAPITAL (note A)
Assignor limited partner
Units of limited partnership interest consisting of 20,000,000 authorized beneficial assignee certificates (BAC), $10 stated value, 2,489,599 issued and outstanding to the assignees at March 31, 2003 and 2002	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,489,599 issued and outstanding at March 31, 2003 and 2002	2,745,217	4,231,307
General partner	(189,124)	(174,113)

	2,556,093	4,057,194

	$5,833,176	$7,008,596

	Series 12
	2003	2002
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and C)	$5,532,116	$6,265,977

OTHER ASSETS
Cash and cash equivalents (notes A and E)	39,674	48,058
Investments held to maturity (notes A and G)	—	—
Notes receivable (note F)	—	—
Deferred acquisition costs, net of accumulated amortization (notes A and C)	259,677	272,994
Other	116,367	116,367

	$5,947,834	$6,703,396

LIABILITIES AND PARTNERS’ CAPITAL

LIABILITIES
Accounts payable - trade	$—	$—
Accounts payable - affiliates (note B)	4,067,244	3,655,860
Capital contributions payable (note C)	11,405	11,405

	4,078,649	3,667,265
PARTNERS’ CAPITAL (note A)
Assignor limited partner
Units of limited partnership interest consisting of 20,000,000 authorized beneficial assignee certificates (BAC), $10 stated value, 2,972,795 issued and outstanding to the assignees at March 31, 2003 and 2002	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,972,795 issued and outstanding at March 31, 2003 and 2002	2,107,752	3,263,029
General partner	(238,567)	(226,898)

	1,869,185	3,036,131

	$5,947,834	$6,703,396

	Series 14
	2003	2002
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and C)	$7,883,469	$10,611,855

OTHER ASSETS
Cash and cash equivalents (notes A and E)	1,062,531	551,677
Investments held to maturity (notes A and G)	—	56,847
Notes receivable (note F)	543,584	543,584
Deferred acquisition costs, net of accumulated amortization (notes A and C)	569,192	598,381
Other	477,562	464,025

	$10,536,338	$12,826,369

LIABILITIES AND PARTNERS’ CAPITAL

LIABILITIES
Accounts payable - trade	$1,380	$3,224
Accounts payable - affiliates (note B)	7,677,469	7,085,874
Capital contributions payable (note C)	202,412	225,871

	7,881,261	7,314,969
PARTNERS’ CAPITAL (note A)
Assignor limited partner
Units of limited partnership interest consisting of 20,000,000 authorized beneficial assignee certificates (BAC), $10 stated value, 5,574,290 issued and outstanding to the assignees at March 31, 2003 and 2002	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 5,574,290 issued and outstanding at March 31, 2003 and 2002	3,112,217	5,939,977
General partner	(457,140)	(428,577)

	2,655,077	5,511,400

	$10,536,338	$12,826,369

See notes to financial statements

Boston Capital Tax Credit Fund II Limited Partnership

Series 7, 9 through 12, and 14

STATEMENTS OF OPERATIONS

Years ended March 31, 2003, 2002 and 2001

	Total
	2003	2002	2001
Income
Interest income	$20,587	$46,893	$51,891
Miscellaneous income	35,706	6,256	9,288

	56,293	53,149	61,179

Share of losses from operating limited partnerships (note A)	(5,855,904)*	(5,815,333)	(5,981,076)

Expenses
Professional fees	209,866	197,404	175,053
Partnership management fee (note B)	1,831,759	2,258,377	2,283,282
Amortization (note A)	48,561	48,561	48,561
Impairment loss (note A)	1,421,709	—	210,731
General and administrative expenses (note B)	522,282	135,444	117,231

	4,034,177	2,639,786	2,834,858

NET LOSS (note A)	$(9,833,788)	$(8,401,970)	$(8,754,755)

Net loss allocated to general partner	$(98,337)	$(84,020)	$(87,549)

Net loss allocated to assignees	$(9,735,451)	$(8,317,950)	$(8,667,206)

Net loss per BAC	$(0.52)	$(0.45)	$(0.46)

*  Includes loss on sale of operating limited partnership (Series 10) of $1,396,476, (Series 14) of $420,816 and gain on sale of operating limited partnership (Series 9) of $275,743.

	Series 7
	2003	2002	2001
Income
Interest income	$182	$64	$98
Miscellaneous income	3,150	—	—

Total income	3,332	64	98

Share of losses from operating limited partnerships (note A)	(128,780)	(214,307)	(226,977)

Expenses
Professional fees	12,047	11,698	12,413
Partnership management fee (note B)	88,996	94,584	107,283
Amortization (note A)	—	—	—
Impairment loss (note A)	—	—	—
General and administrative expenses (note B)	63,193	9,933	6,695

	164,236	116,215	126,391

NET LOSS (note A)	$(289,684)	$(330,458)	$(353,270)

Net loss allocated to general partner	$(2,897)	$(3,305)	$(3,533)

Net loss allocated to assignees	$(286,787)	$(327,153)	$(349,737)

Net loss per BAC	$(0.27)	$(0.32)	$(0.34)

	Series 9
	2003	2002	2001
Income
Interest income	$4,114	$11,112	$10,812
Miscellaneous income	15,247	—	2,418

Total income	19,361	11,112	13,230

Share of losses from operating limited partnerships (note A)	(506,208)*	(1,269,639)	(1,296,953)

Expenses
Professional fees	37,086	33,888	26,438
Partnership management fee (note B)	217,108	534,108	536,992
Amortization (note A)	870	870	870
Impairment loss (note A)	733,718	—	50,000
General and administrative expenses (note B)	163,567	24,951	22,130

	1,152,349	593,817	636,430

NET LOSS (note A)	$(1,639,196)	$(1,852,344)	$(1,920,153)

Net loss allocated to general partner	$(16,392)	$(18,523)	$(19,202)

Net loss allocated to assignees	$(1,622,804)	$(1,833,821)	$(1,900,951)

Net loss per BAC	$(0.39)	$(0.44)	$(0.45)

*  Includes gain on sale of operating limited partnership (Series 9) of $275,743.

	Series 10
	2003	2002	2001
Income
Interest income	$3,963	$4,938	$5,606
Miscellaneous income	1,352	150	—

Total income	5,315	5,088	5,606

Share of losses from operating limited partnerships (note A)	(1,912,648)*	(399,663)	(446,106)

Expenses
Professional fees	28,513	27,042	21,624
Partnership management fee (note B)	308,963	331,705	322,229
Amortization (note A)	3,441	3,441	3,441
Impairment loss (note A)	—	—	—
General and administrative expenses (note B)	132,288	20,020	16,917

	473,205	382,208	364,211

NET LOSS (note A)	$(2,380,538)	$(776,783)	$(804,711)

Net loss allocated to general partner	$(23,805)	$(7,768)	$(8,047)

Net loss allocated to assignees	$(2,356,733)	$(769,015)	$(796,664)

Net loss per BAC	$(0.97)	$(0.32)	$(0.33)

*  Includes loss on sale of operating limited partnership (Series 10) of $1,396,476.

	Series 11
	2003	2002	2001
Income
Interest income	$5,582	$11,656	$12,343
Miscellaneous income	7,339	2,038	—

Total income	12,921	13,694	12,343

Share of losses from operating limited partnerships (note A)	(575,968)	(753,314)	(662,007)

Expenses
Professional fees	28,607	26,466	21,158
Partnership management fee (note B)	303,614	306,500	296,881
Amortization (note A)	1,744	1,744	1,744
Impairment loss (note A)	573,631	—	160,731
General and administrative expenses (note B)	30,458	18,355	14,921

	938,054	353,065	495,435

NET LOSS (note A)	$(1,501,101)	$(1,092,685)	$(1,145,099)

Net loss allocated to general partner	$(15,011)	$(10,927)	$(11,451)

Net loss allocated to assignees	$(1,486,090)	$(1,081,758)	$(1,133,648)

Net loss per BAC	$(0.60)	$(0.43)	$(0.46)

	Series 12
	2003	2002	2001
Income
Interest income	$420	$799	$1,300
Miscellaneous income	943	1,050	2,736

Total income	1,363	1,849	4,036

Share of losses from operating limited partnerships (note A)	(726,551)	(969,561)	(1,036,150)

Expenses
Professional fees	33,939	34,794	37,775
Partnership management fee (note B)	354,616	361,681	352,368
Amortization (note A)	13,317	13,317	13,317
Impairment loss (note A)	—	—	—
General and administrative expenses (note B)	39,886	22,323	19,384

	441,758	432,115	422,844

NET LOSS (note A)	$(1,166,946)	$(1,399,827)	$(1,454,958)

Net loss allocated to general partner	$(11,669)	$(13,998)	$(14,550)

Net loss allocated to assignees	$(1,155,277)	$(1,385,829)	$(1,440,408)

Net loss per BAC	$(0.39)	$(0.47)	$(0.48)

	Series 14
	2003	2002	2001
Income
Interest income	$6,326	$18,324	$21,732
Miscellaneous income	7,675	3,018	4,134

Total income	14,001	21,342	25,866

Share of losses from operating limited partnerships (note A)	(2,005,749)*	(2,208,849)	(2,312,883)

Expenses
Professional fees	69,674	63,516	55,645
Partnership management fee (note B)	558,462	629,799	667,529
Amortization (note A)	29,189	29,189	29,189
Impairment loss (note A)	114,360	—	—
General and administrative expenses (note B)	92,890	39,862	37,184

	864,575	762,366	789,547

NET LOSS (note A)	$(2,856,323)	$(2,949,873)	$(3,076,564)

Net loss allocated to general partner	$(28,563)	$(29,499)	$(30,766)

Net loss allocated to assignees	$(2,827,760)	$(2,920,374)	$(3,045,798)

Net loss per BAC	$(0.51)	$(0.52)	$(0.55)

*  Includes loss on sale of operating limited partnership (Series 14) of $420,816.

See notes to financial statements

Boston Capital Tax Credit Fund II Limited Partnership

Series 7, 9 through 12, and 14

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT)

Years ended March 31, 2003, 2002 and 2001

Total	Assignees	General partner	Total

Partners’ capital (deficit), March 31, 2000	$32,162,586	$(1,308,169)	$30,854,417

Net loss	(8,667,206)	(87,549)	(8,754,755)

Partners’ capital (deficit), March 31, 2001	23,495,380	(1,395,718)	22,099,662

Net loss	(8,317,950)	(84,020)	(8,401,970)

Partners’ capital (deficit), March 31, 2002	15,177,430	(1,479,738)	13,697,692

Net loss	(9,735,451)	(98,337)	(9,833,788)

Distributions	(769,321)	—	(769,321)

Partners’ capital (deficit), March 31, 2003	$4,672,658	$(1,578,075)	$3,094,583

Series 7	Assignees	General partner	Total

Partners’ capital (deficit), March 31, 2000	$(294,266)	$(93,807)	$(388,073)

Net loss	(349,737)	(3,533)	(353,270)

Partners’ capital (deficit), March 31, 2001	(644,003)	(97,340)	(741,343)

Net loss	(327,153)	(3,305)	(330,458)

Partners’ capital (deficit), March 31, 2002	(971,156)	(100,645)	(1,071,801)

Net loss	(286,787)	(2,897)	(289,684)

Distributions	—	—	—

Partners’ capital (deficit), March 31, 2003	$(1,257,943)	$(103,542)	$(1,361,485)

Series 9	Assignees	General partner	Total

Partners’ capital (deficit), March 31, 2000	$3,768,600	$(325,913)	$3,442,687

Net loss	(1,900,951)	(19,202)	(1,920,153)

Partners’ capital (deficit), March 31, 2001	1,867,649	(345,115)	1,522,534

Net loss	(1,833,821)	(18,523)	(1,852,344)

Partners’ capital (deficit), March 31, 2002	33,828	(363,638)	(329,810)

Net loss	(1,622,804)	(16,392)	(1,639,196)

Distributions	—	—	—

Partners’ capital (deficit), March 31, 2003	$(1,588,976)	$(380,030)	$(1,969,006)

Series 10	Assignees	General partner	Total

Partners’ capital (deficit), March 31, 2000	$4,246,124	$(170,052)	$4,076,072

Net loss	(796,664)	(8,047)	(804,711)

Partners’ capital (deficit), March 31, 2001	3,449,460	(178,099)	3,271,361

Net loss	(769,015)	(7,768)	(776,783)

Partners’ capital (deficit), March 31, 2002	2,680,445	(185,867)	2,494,578

Net loss	(2,356,733)	(23,805)	(2,380,538)

Distributions	(769,321)	—	(769,321)

Partners’ capital (deficit), March 31, 2003	$(445,609)	$(209,672)	$(655,281)

Series 11	Assignees	General partner	Total

Partners’ capital (deficit), March 31, 2000	$6,446,713	$(151,735)	$6,294,978

Net loss	(1,133,648)	(11,451)	(1,145,099)

Partners’ capital (deficit), March 31, 2001	5,313,065	(163,186)	5,149,879

Net loss	(1,081,758)	(10,927)	(1,092,685)

Partners’ capital (deficit), March 31, 2002	4,231,307	(174,113)	4,057,194

Net loss	(1,486,090)	(15,011)	(1,501,101)

Distributions	—	—	—

Partners’ capital (deficit), March 31, 2003	$2,745,217	$(189,124)	$2,556,093

Series 12	Assignees	General partner	Total

Partners’ capital (deficit), March 31, 2000	$6,089,266	$(198,350)	$5,890,916

Net loss	(1,440,408)	(14,550)	(1,454,958)

Partners’ capital (deficit), March 31, 2001	4,648,858	(212,900)	4,435,958

Net loss	(1,385,829)	(13,998)	(1,399,827)

Partners’ capital (deficit), March 31, 2002	3,263,029	(226,898)	3,036,131

Net loss	(1,155,277)	(11,669)	(1,166,946)

Distributions	—	—	—

Partners’ capital (deficit), March 31, 2003	$2,107,752	$(238,567)	$1,869,185

Series 14	Assignees	General partner	Total

Partners’ capital (deficit), March 31, 2000	$11,906,149	$(368,312)	$11,537,837

Net loss	(3,045,798)	(30,766)	(3,076,564)

Partners’ capital (deficit), March 31, 2001	8,860,351	(399,078)	8,461,273

Net loss	(2,920,374)	(29,499)	(2,949,873)

Partners’ capital (deficit), March 31, 2002	5,939,977	(428,577)	5,511,400

Net loss	(2,827,760)	(28,563)	(2,856,323)

Distributions	—	—	—

Partners’ capital (deficit), March 31, 2003	$3,112,217	$(457,140)	$2,655,077

See notes to financial statements

Boston Capital Tax Credit Fund II Limited Partnership
Series 7, 9 through 12, and 14

STATEMENTS OF CASH FLOWS

Years ended March 31, 2003, 2002 and 2001

	Total
	2003	2002	2001
Cash flows from operating activities
Net loss	$(9,833,788)	$(8,401,970)	$(8,754,755)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities
Distributions from operating limited partnerships	231,919	46,330	102,049
Share of losses from operating limited partnerships	5,855,904	5,815,333	5,981,076
Impairment loss	1,421,709	—	210,731
Amortization	48,561	48,561	48,561
Changes in assets and liabilities
Accounts payable and accrued expenses	1,564,579	2,528,244	2,613,754
Other assets	12,484	5,343	(23,136)

Net cash provided by (used in) operating activities	(698,632)	41,841	178,280

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	—	—	—
(Advances to) repayments from operating limited partnerships	43,749	(43,283)	(144,734)
Proceeds from sale of operating limited partnerships	3,513,760	—	—
Purchase of investments (net of proceeds from redemption of investments)	411,470	231,125	(31,502)

Net cash provided by (used in) investing activities	3,968,979	187,842	(176,236)

Cash flows from financing activities
Distributions paid to assignees	(769,321)	—	—

Net cash provided by (used in) financing activities	(769,321)	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	2,501,026	229,683	2,044

Cash and cash equivalents, beginning	1,132,906	903,223	901,179

Cash and cash equivalents, end	$3,633,932	$1,132,906	$903,223

Supplemental schedule of noncash investing and financing activities

The partnership has decreased its capital contribution obligation to the operating limited partnerships and its investments in operating limited partnerships for low-income housing tax credits not generated.	$23,459	$1,299	$—

The partnership has adjusted its investments in operating limited partnerships for low-income tax credits not generated.	$—	$11,816	$22,154

	Series 7
	2003	2002	2001
Cash flows from operating activities
Net loss	$(289,684)	$(330,458)	$(353,270)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities
Distributions from operating limited partnerships	1,060	—	—
Share of losses from operating limited partnerships	128,780	214,307	226,977
Impairment loss	—	—	—
Amortization	—	—	—
Changes in assets and liabilities
Accounts payable and accrued expenses	113,888	124,615	137,612
Other assets	—	—	(9,687)

Net cash provided by (used in) operating activities	(45,956)	8,464	1,632

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	—	—	—
(Advances to) repayments from operating limited partnerships	47,254	(6,500)	—
Proceeds from sale of operating limited partnerships	—	—	—
Purchase of investments (net of proceeds from redemption of investments)	—	—	—

Net cash provided by (used in) investing activities	47,254	(6,500)	—

Cash flows from financing activities
Distributions paid to assignees	—	—	—

Net cash provided by (used in) financing activities	—	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	1,298	1,964	1,632

Cash and cash equivalents, beginning	8,525	6,561	4,929

Cash and cash equivalents, end	$9,823	$8,525	$6,561

Supplemental schedule of noncash investing and financing activities

The partnership has decreased its capital contribution obligation to the operating limited partnerships and its investments in operating limited partnerships for low-income housing tax credits not generated.	$—	$—	$—

The partnership has adjusted its investments in operating limited partnerships for low-income tax credits not generated.	$—	$—	$—

	Series 9
	2003	2002	2001
Cash flows from operating activities
Net loss	$(1,639,196)	$(1,852,344)	$(1,920,153)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities
Distributions from operating limited partnerships	169,394	3,731	3,052
Share of losses from operating limited partnerships	506,208	1,269,639	1,296,953
Impairment loss	733,718	—	50,000
Amortization	870	870	870
Changes in assets and liabilities
Accounts payable and accrued expenses	(81,628)	568,607	580,743
Other assets	4,195	640	(8,589)

Net cash provided by (used in) operating activities	(306,439)	(8,857)	2,876

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	—	—	—
(Advances to) repayments from operating limited partnerships	41,526	(16,783)	—
Proceeds from sale of operating limited partnerships	1,982,683	—	—
Purchase of investments (net of proceeds from redemption of investments)	97,866	(5,078)	(4,283)

Net cash provided by (used in) investing activities	2,122,075	(21,861)	(4,283)

Cash flows from financing activities
Distributions paid to assignees	—	—	—

Net cash provided by (used in) financing activities	—	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	1,815,636	(30,718)	(1,407)

Cash and cash equivalents, beginning	215,236	245,954	247,361

Cash and cash equivalents, end	$2,030,872	$215,236	$245,954

Supplemental schedule of noncash investing and financing activities

The partnership has decreased its capital contribution obligation to the operating limited partnerships and its investments in operating limited partnerships for low-income housing tax credits not generated.	$—	$—	$—

The partnership has adjusted its investments in operating limited partnerships for low-income tax credits not generated.	$—	$9,760	$3,018

	Series 10
	2003	2002	2001
Cash flows from operating activities
Net loss	$(2,380,538)	$(776,783)	$(804,711)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities
Distributions from operating limited partnerships	380	20,559	22,306
Share of losses from operating limited partnerships	1,912,648	399,663	446,106
Impairment loss	—	—	—
Amortization	3,441	3,441	3,441
Changes in assets and liabilities
Accounts payable and accrued expenses	205,503	355,512	355,512
Other assets	2,791	703	(689)

Net cash provided by (used in) operating activities	(255,775)	3,095	21,965

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	—	—	—
(Advances to) repayments from operating limited partnerships	—	—	—
Proceeds from sale of operating limited partnerships	1,000,000	—	—
Purchase of investments (net of proceeds from redemption of investments)	99,621	(5,535)	(4,429)

Net cash provided by (used in) investing activities	1,099,621	(5,535)	(4,429)

Cash flows from financing activities
Distributions paid to assignees	(769,321)	—	—

Net cash provided by (used in) financing activities	(769,321)	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	74,525	(2,440)	17,536

Cash and cash equivalents, beginning	47,305	49,745	32,209

Cash and cash equivalents, end	$121,830	$47,305	$49,745

Supplemental schedule of noncash investing and financing activities

The partnership has decreased its capital contribution obligation to the operating limited partnerships and its investments in operating limited partnerships for low-income housing tax credits not generated.	$—	$—	$—

The partnership has adjusted its investments in operating limited partnerships for low-income tax credits not generated.	$—	$—	$—

	Series 11
	2003	2002	2001
Cash flows from operating activities
Net loss	$(1,501,101)	$(1,092,685)	$(1,145,099)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities
Distributions from operating limited partnerships	34	2,162	54,570
Share of losses from operating limited partnerships	575,968	753,314	662,007
Impairment loss	573,631	—	160,731
Amortization	1,744	1,744	1,744
Changes in assets and liabilities
Accounts payable and accrued expenses	325,681	325,680	325,681
Other assets	4,004	1,415	(1,042)

Net cash provided by (used in) operating activities	(20,039)	(8,370)	58,592

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	—	—	—
(Advances to) repayments from operating limited partnerships	(30,000)	(20,000)	—
Proceeds from sale of operating limited partnerships	—	—	—
Purchase of investments (net of proceeds from redemption of investments)	157,136	(8,851)	(6,956)

Net cash provided by (used in) investing activities	127,136	(28,851)	(6,956)

Cash flows from financing activities
Distributions paid to assignees	—	—	—

Net cash provided by (used in) financing activities	—	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	107,097	(37,221)	51,636

Cash and cash equivalents, beginning	262,105	299,326	247,690

Cash and cash equivalents, end	$369,202	$262,105	$299,326

Supplemental schedule of noncash investing and financing activities

The partnership has decreased its capital contribution obligation to the operating limited partnerships and its investments in operating limited partnerships for low-income housing tax credits not generated.	$—	$—	$—

The partnership has adjusted its investments in operating limited partnerships for low-income tax credits not generated.	$—	$—	$11,447

	Series 12
	2003	2002	2001
Cash flows from operating activities
Net loss	$(1,166,946)	$(1,399,827)	$(1,454,958)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities
Distributions from operating limited partnerships	7,310	8,145	8,866
Share of losses from operating limited partnerships	726,551	969,561	1,036,150
Impairment loss	—	—	—
Amortization	13,317	13,317	13,317
Changes in assets and liabilities
Accounts payable and accrued expenses	411,384	395,446	392,355
Other assets	—	—	(2,751)

Net cash provided by (used in) operating activities	(8,384)	(13,358)	(7,021)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	—	—	—
(Advances to) repayments from operating limited partnerships	—	—	—
Proceeds from sale of operating limited partnerships	—	—	—
Purchase of investments (net of proceeds from redemption of investments)	—	—	—

Net cash provided by (used in) investing activities	—	—	—

Cash flows from financing activities
Distributions paid to assignees	—	—	—

Net cash provided by (used in) financing activities	—	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(8,384)	(13,358)	(7,021)

Cash and cash equivalents, beginning	48,058	61,416	68,437

Cash and cash equivalents, end	$39,674	$48,058	$61,416

Supplemental schedule of noncash investing and financing activities

The partnership has decreased its capital contribution obligation to the operating limited partnerships and its investments in operating limited partnerships for low-income housing tax credits not generated.	$—	$—	$—

The partnership has adjusted its investments in operating limited partnerships for low-income tax credits not generated.	$—	$—	$7,689

	Series 14
	2003	2002	2001
Cash flows from operating activities
Net loss	$(2,856,323)	$(2,949,873)	$(3,076,564)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities
Distributions from operating limited partnerships	53,741	11,733	13,255
Share of losses from operating limited partnerships	2,005,749	2,208,849	2,312,883
Impairment loss	114,360	—	—
Amortization	29,189	29,189	29,189
Changes in assets and liabilities
Accounts payable and accrued expenses	589,751	758,384	821,851
Other assets	1,494	2,585	(378)

Net cash provided by (used in) operating activities	(62,039)	60,867	100,236

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	—	—	—
(Advances to) repayments from operating limited partnerships	(15,031)	—	(144,734)
Proceeds from sale of operating limited partnerships	531,077	—	—
Purchase of investments (net of proceeds from redemption of investments)	56,847	250,589	(15,834)

Net cash provided by (used in) investing activities	572,893	250,589	(160,568)

Cash flows from financing activities
Distributions paid to assignees	—	—	—

Net cash provided by (used in) financing activities	—	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	510,854	311,456	(60,332)

Cash and cash equivalents, beginning	551,677	240,221	300,553

Cash and cash equivalents, end	$1,062,531	$551,677	$240,221

Supplemental schedule of noncash investing and financing activities

The partnership has decreased its capital contribution obligation to the operating limited partnerships and its investments in operating limited partnerships for low-income housing tax credits not generated.	$23,459	$1,299	$—

The partnership has adjusted its investments in operating limited partnerships for low-income tax credits not generated.	$—	$2,056	$—

See notes to financial statements

Boston Capital Tax Credit Fund II Limited Partnership
Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS

March 31, 2003, 2002 and 2001

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Boston Capital Tax Credit Fund II Limited Partnership (the “partnership”) was formed under the laws of the State of Delaware on June 28, 1989, for the purpose of acquiring, holding and disposing of limited partnership interests in operating limited partnerships which were to acquire, develop, rehabilitate, operate and own newly constructed, existing or rehabilitated low-income apartment complexes which qualify for the Low-Income Housing Tax Credit established by the Tax Reform Act of 1986.  Accordingly, the apartment complexes are restricted as to rent charges and operating methods.  Certain of the apartment complexes also qualified for the Historic Rehabilitation Tax Credit for their rehabilitation of a certified historic structure and are subject to the provisions of Section 42(g)(2) of the Internal Revenue Code relating to the Rehabilitation Investment Credit.  The general partner of the partnership is Boston Capital Associates II Limited Partnership and the limited partner is BCTC Assignor Corp. II (the “assignor limited partner”).

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

The BACs issued and outstanding in each series at March 31, 2003 and 2002 are as follows:

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

Accumulated amortization as of March 31, 2003 and 2002 is as follows:

	2003	2002
Series 7	$—	$—
Series 9	6,960	6,090
Series 10	27,530	24,089
Series 11	13,953	12,209
Series 12	106,536	93,219
Series 14	233,513	204,324

	$388,492	$339,931

Income Taxes

No provision or benefit for income taxes has been included in these financial statements since taxable income or loss passes through to, and is reportable by, the partners and assignees individually.

Investments in Operating Limited Partnerships

The partnership accounts for its investments in operating limited partnerships using the equity method of accounting.  Under the equity method of accounting, the partnership adjusts its investment cost for its share of each operating limited partnership’s results of operations and for any distributions received or accrued.  However, the partnership recognizes individual operating limited partnership losses only to the extent that the fund’s share of losses from the operating limited partnerships exceeds the carrying amount of the investment and advances to operating limited partnerships.  Unrecognized losses are suspended and offset against future individual operating limited partnership income.  No operating limited partnerships were acquired during 2003 or 2002.

A loss in value of an investment in an operating limited partnership other than a temporary decline would be recorded as an impairment loss.  Impairment is measured by comparing the investment carrying amount to the sum of the total amount of the remaining tax credits allocated to the partnership and the estimated residual value of the investment.  Accordingly, the partnership recorded an impairment loss of $1,421,709, $0 and $210,731 during the years ended March 31, 2003, 2002 and 2001, respectively.

Capital contributions to operating limited partnerships are adjusted by tax credit adjusters.  Tax credit adjusters are defined as adjustments to operating limited partnership capital contributions due to reductions in actual tax credits from those originally projected.  The partnership records tax credit adjusters as a reduction in investments in operating limited partnerships and capital contributions payable.

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

The partnership records certain acquisition costs as an increase in its investments in operating limited partnerships.  Certain operating limited partnerships have not recorded the acquisition costs as a capital contribution from the partnership.  These differences are shown as reconciling items in note C.

Cash Equivalents

Cash equivalents include money market accounts and repurchase agreements having original maturities at the date of acquisition of three months or less.  The carrying amounts approximate fair value because of the short maturity of these instruments.

Fiscal Year

For financial reporting purposes, the partnership uses a March 31 year-end, whereas for income tax reporting purposes, the partnership uses a calendar year.  The operating limited partnerships use a calendar year for both financial and income tax reporting.

Net Loss per Beneficial Assignee Certificate

Net loss per beneficial assignee certificate is calculated based upon the weighted average number of units outstanding.  The weighted average number of units outstanding in each series at March 31, 2003, 2002 and 2001 are as follows:

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

Investments Held to Maturity

Investments held to maturity consisted of certificates of deposit with original maturities greater than 90 days and were carried at cost which approximated fair value.

Recent Accounting Pronouncements

In August 2001, the Financial Accounting Standards Board (FASB) issued SFAS No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets.”  SFAS No. 144 provides accounting guidance for financial accounting and reporting for the impairment or disposal of long-lived assets.  SFAS No. 144 supersedes SFAS No. 121, “Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of.”  SFAS No. 144 is effective for fiscal years beginning after December 15, 2001.  The implementation of SFAS No. 144 has not had a material effect on the financial position or results of operations of the partnership.

In January 2003, the FASB issued Interpretation No. 46 (FIN 46), “Consolidation of Variable Interest Entities,” an interpretation of ARB No. 51, “Consolidated Financial Statements,” which provides new accounting guidance on when to consolidate a variable interest, as defined in FIN 46, in another entity.  FIN 46 applies to variable interest in variable interest entities acquired after January 31, 2003.  FIN 46 should be implemented no later than December 31, 2004.  The general partner is in the process of analyzing FIN 46 to determine the impact, if any, on the partnership’s financial statements.  Management has not yet made any determination of the potential impact FIN 46 might have on the partnership’s current accounting for its investments in operating partnerships or whether any of those investments might be required to be consolidated.

NOTE B - RELATED PARTY TRANSACTIONS

During the years ended March 31, 2003, 2002 and 2001, the partnership entered into several transactions with various affiliates of the general partner, including Boston Capital Partners, Inc., Boston Capital Holdings Limited Partnership and Boston Capital Asset Management Limited Partnership, as follows:

Boston Capital Asset Management Limited Partnership is entitled to an annual partnership management fee based on .5% of the aggregate cost of all apartment complexes acquired by the operating limited partnerships, less the amount of certain partnership management and reporting fees paid or payable by the operating limited partnerships. The aggregate cost is comprised of the capital contributions made by each series to the operating limited partnerships and 99% of the permanent financing at the operating limited partnership level.  The annual partnership management fees charged to each series’ operations during the years ended March 31, 2003, 2002 and 2001 are as follows:

	2003	2002	2001
Series 7	$88,996	$94,584	$107,283
Series 9	217,108	534,108	536,992
Series 10	308,963	331,705	322,229
Series 11	303,614	306,500	296,881
Series 12	354,616	361,681	352,368
Series 14	558,462	629,799	667,529

	$1,831,759	$2,258,377	$2,283,282

General and administrative expenses incurred by Boston Capital Partners, Inc., Boston Capital Holdings Limited Partnership and Boston Capital Asset Management Limited Partnership during the years ended March 31, 2003, 2002 and 2001 charged to each series’ operations are as follows:

	2003	2002	2001
Series 7	$9,113	$4,923	$2,427
Series 9	33,254	12,896	11,349
Series 10	24,273	11,485	9,110
Series 11	21,982	10,602	8,150
Series 12	28,927	11,824	8,286
Series 14	52,929	20,170	17,425

	$170,478	$71,900	$56,747

During the year ended March 31, 2003, the partnership paid a sales preparation fee to Boston Capital Asset Management Limited Partnership in connection with the sale of the operating limited partnerships in Series 9, Series 10 and Series 14.  During the year ended March 31, 2003, the amount charged to operations for Series 9, Series 10 and Series 14 were $78,873, $62,502 and $21,127, respectively.

Accounts payable - affiliates at March 31, 2003 and 2002 represents general and administrative expenses, partnership management fees, and may include advances which are payable to Boston Capital Holdings Limited Partnership and Boston Capital Asset Management Limited Partnership.  The carrying value of the accounts payable - affiliates approximates fair value.

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS

At March 31, 2003 and 2002, the partnership has limited partnership interests in operating limited partnerships which own operating apartment complexes.  During the year ended March 31, 2003, the partnership disposed of its operating limited partnership interest in one of the operating limited partnerships owned by Series 9, Series 10 and Series 14.  The number of operating limited partnerships in which the partnership has limited partnership interests at March 31, 2003 and 2002 by series are as follows:

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (continued)

	2003	2002
Series 7	14	14
Series 9	53	54
Series 10	44	45
Series 11	40	40
Series 12	53	53
Series 14	100	101

	304	307

Under the terms of the partnership’s investments in each operating limited partnership, the partnership is required to make capital contributions to the operating limited partnerships.  These contributions are payable in installments over several years upon each operating limited partnership achieving specified levels of construction or operations.

The contributions payable to operating limited partnerships at March 31, 2003 and 2002 by series are as follows:

	2003	2002
Series 7	$—	$—
Series 9	—	—
Series 10	—	—
Series 11	22,528	22,528
Series 12	11,405	11,405
Series 14	202,412	225,871

	$236,345	$259,804

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (continued)

The partnership’s investments in operating limited partnerships at March 31, 2003 are summarized as follows:

Total
Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$128,318,593

Acquisition costs of operating limited partnerships	22,387,381

Cumulative distributions from operating limited partnerships	(999,699)

Impairment loss in investments in operating limited partnerships	(2,101,176)

Cumulative losses from operating limited partnerships	(124,204,095)

Investments in operating limited partnerships per balance sheets	23,401,004

The partnership (has recorded) or has not recorded capital contributions to the operating limited partnerships during the year ended March 31, 2003, which (have not) have been included in the partnerships’ capital account included in the operating limited partnerships’ financial statements as of December 31, 2002 (see note A).	(1,011,276)

The partnership has recorded acquisition costs at March 31, 2003, which have not been recorded in the net assets of the operating limited partnerships (see note A).	(2,519,939)

Cumulative losses from operating limited partnerships for the three months ended March 31, 2003, which the operating limited partnerships have not included in their capital as of December 31, 2002 due to different year ends (see note A).	5,109,375

Equity in losses from operating limited partnerships not recognizable under the equity method of accounting (see note A).	(39,542,381)

The partnership has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	775,500

Impairment loss in investments in operating limited partnerships	2,101,176

Other	4,294,247

Equity per operating limited partnerships’ combined financial statements	$(7,392,294)

	Series 7	Series 9	Series 10
Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$7,486,177	$28,073,712	$15,192,897

Acquisition costs of operating limited partnerships	1,302,313	5,201,737	2,958,341

Cumulative distributions from operating limited partnerships	(3,318)	(221,474)	(95,563)

Impairment loss in investments in operating limited partnerships	(255,418)	(783,718)	—

Cumulative losses from operating limited partnerships	(8,395,758)	(30,806,679)	(14,971,849)

Investments in operating limited partnerships per balance sheets	133,996	1,463,578	3,083,826

	Series 7	Series 9	Series 10
The partnership (has recorded) or has not recorded capital contributions to the operating limited partnerships during the year ended March 31, 2003, which (have not) have been included in the partnerships’ capital account included in the operating limited partnerships’ financial statements as of December 31, 2002 (see note A).	—	—	—

The partnership has recorded acquisition costs at March 31, 2003, which have not been recorded in the net assets of the operating limited partnerships (see note A).	(465,577)	(185,244)	(9,836)

Cumulative losses from operating limited partnerships for the three months ended March 31, 2003, which the operating limited partnerships have not included in their capital as of December 31, 2002 due to different year ends (see note A).	125,066	1,134,799	776,692

Equity in losses from operating limited partnerships not recognizable under the equity method of accounting (see note A).	(3,512,018)	(11,044,085)	(4,998,753)

The partnership has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	10,025	51,433	85,358

Impairment loss in investments in operating limited partnerships	255,418	783,718	—

Other	(35,634)	3,352,404	(26,823)

Equity per operating limited partnerships’ combined financial statements	$(3,488,724)	$(4,443,397)	$(1,089,536)

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (continued)

The partnership’s investments in operating limited partnerships at March 31, 2003 are summarized as follows:

	Series 11	Series 12	Series 14
Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$17,673,218	$21,360,612	$38,531,977

Acquisition costs of operating limited partnerships	3,069,084	3,398,377	6,457,529

Cumulative distributions from operating limited partnerships	(400,120)	(67,917)	(211,307)

Impairment loss in investments in operating limited partnerships	(819,063)	(128,617)	(114,360)

Cumulative losses from operating limited partnerships	(14,219,100)	(19,030,339)	(36,780,370)

Investments in operating limited partnerships per balance sheets	5,304,019	5,532,116	7,883,469

	Series 11	Series 12	Series 14
The partnership (has recorded) or has not recorded capital contributions to the operating limited partnerships during the year ended March 31, 2003, which (have not) have been included in the partnerships’ capital account included in the operating limited partnerships’ financial statements as of December 31, 2002 (see note A).	(10,000)	(631,467)	(369,809)

The partnership has recorded acquisition costs at March 31, 2003, which have not been recorded in the net assets of the operating limited partnerships (see note A).	(460,597)	(312,956)	(1,085,729)

Cumulative losses from operating limited partnerships for the three months ended March 31, 2003, which the operating limited partnerships have not included in their capital as of December 31, 2002 due to different year ends (see note A).	721,702	613,706	1,737,410

Equity in losses from operating limited partnerships not recognizable under the equity method of accounting (see note A).	(6,122,274)	(5,073,718)	(8,791,533)

The partnership has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	112,536	192,211	323,937

Impairment loss in investments in operating limited partnerships	819,063	128,617	114,360

Other	(67,402)	102,503	969,199

Equity per operating limited partnerships’ combined financial statements	$297,047	$551,012	$781,304

The partnership’s investments in operating limited partnerships at March 31, 2002 are summarized as follows:

Total
Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$133,397,361

Acquisition costs of operating limited partnerships	22,387,381

Cumulative distributions from operating limited partnerships	(767,780)

Impairment loss in investments in operating limited partnerships	(679,467)

Cumulative losses from operating limited partnerships	(119,889,740)

Investments in operating limited partnerships per balance sheets	34,447,755

The partnership (has recorded) or has not recorded capital contributions to the operating limited partnerships during the year ended March 31, 2002, which (have not) have been included in the partnerships’ capital account included in the operating limited partnerships’ financial statements as of December 31, 2001 (see note A).	(1,169,636)

The partnership has recorded acquisition costs at March 31, 2002, which have not been recorded in the net assets of the operating limited partnerships (see note A).	(2,519,939)

Cumulative losses from operating limited partnerships for the three months ended March 31, 2002, which the operating limited partnerships have not included in their capital as of December 31, 2001 due to different year ends (see note A).	5,109,375

Equity in losses from operating limited partnerships not recognizable under the equity method of accounting (see note A).	(30,677,654)

The partnership has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	775,500

Impairment loss in investments in operating limited partnerships	679,467

Other	875,357

Equity per operating limited partnerships’ combined financial statements	$7,520,225

	Series 7	Series 9	Series 10
Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$7,486,177	$29,780,652	$17,589,373

Acquisition costs of operating limited partnerships	1,302,313	5,201,737	2,958,341

Cumulative distributions from operating limited partnerships	(2,258)	(52,080)	(95,183)

Impairment loss in investments in operating limited partnerships	(255,418)	(50,000)	—

Cumulative losses from operating limited partnerships	(8,266,978)	(30,024,728)	(14,455,677)

Investments in operating limited partnerships per balance sheets	263,836	4,855,581	5,996,854

	Series 7	Series 9	Series 10
The partnership (has recorded) or has not recorded capital contributions to the operating limited partnerships during the year ended March 31, 2002, which (have not) have been included in the partnerships’ capital account included in the operating limited partnerships’ financial statements as of December 31, 2001 (see note A).	—	—	—

The partnership has recorded acquisition costs at March 31, 2002, which have not been recorded in the net assets of the operating limited partnerships (see note A).	(465,577)	(185,244)	(9,836)

Cumulative losses from operating limited partnerships for the three months ended March 31, 2002, which the operating limited partnerships have not included in their capital as of December 31, 2001 due to different year ends (see note A).	125,066	1,134,799	776,692

Equity in losses from operating limited partnerships not recognizable under the equity method of accounting (see note A).	(2,968,694)	(8,922,870)	(4,000,662)

The partnership has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	10,025	51,433	85,358

Impairment loss in investments in operating limited partnerships	255,418	50,000	—

Other	(32,634)	1,054,836	(4,659)

Equity per operating limited partnerships’ combined financial statements	$(2,812,560)	$(1,961,465)	$2,843,747

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (continued)

The partnership’s investments in operating limited partnerships at March 31, 2002 are summarized as follows:

	Series 11	Series 12	Series 14
Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$17,673,218	$21,360,612	$39,507,329

Acquisition costs of operating limited partnerships	3,069,084	3,398,377	6,457,529

Cumulative distributions from operating limited partnerships	(400,086)	(60,607)	(157,566)

Impairment loss in investments in operating limited partnerships	(245,432)	(128,617)	—

Cumulative losses from operating limited partnerships	(13,643,132)	(18,303,788)	(35,195,437)

Investments in operating limited partnerships per balance sheets	6,453,652	6,265,977	10,611,855

	Series 11	Series 12	Series 14
The partnership (has recorded) or has not recorded capital contributions to the operating limited partnerships during the year ended March 31, 2002, which (have not) have been included in the partnerships’ capital account included in the operating limited partnerships’ financial statements as of December 31, 2001 (see note A).	(10,000)	(631,467)	(528,169)

The partnership has recorded acquisition costs at March 31, 2002, which have not been recorded in the net assets of the operating limited partnerships (see note A).	(460,597)	(312,956)	(1,085,729)

Cumulative losses from operating limited partnerships for the three months ended March 31, 2002, which the operating limited partnerships have not included in their capital as of December 31, 2001 due to different year ends (see note A).	721,702	613,706	1,737,410

Equity in losses from operating limited partnerships not recognizable under the equity method of accounting (see note A).	(4,740,551)	(3,755,785)	(6,289,092)

The partnership has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	112,536	192,211	323,937

Impairment loss in investments in operating limited partnerships	245,432	128,617	—

Other	(67,391)	101,391	(176,186)

Equity per operating limited partnerships’ combined financial statements	$2,254,783	$2,601,694	$4,594,026

The combined summarized balance sheets of the operating limited partnerships in which Series 7, 9 through 12, and 14 hold an interest at December 31, 2002 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS

	Total	Series 7	Series 9	Series 10
ASSETS

Buildings and improvements, net of accumulated depreciation	$381,962,028	$17,212,099	$69,366,543	$45,066,100
Land	29,854,372	1,791,570	5,595,048	3,785,251
Other assets	49,657,197	2,099,805	10,531,303	5,482,340

	$461,473,597	$21,103,474	$85,492,894	$54,333,691

LIABILITIES AND PARTNERS’ CAPITAL

Mortgages and construction loans payable	$393,996,047	$19,536,095	$79,951,531	$51,374,707
Accounts payable and accrued expenses	13,530,379	2,981,731	4,260,760	746,174
Other liabilities	30,113,156	728,119	5,278,101	1,865,183

	437,639,582	23,245,945	89,490,392	53,986,064
PARTNERS’ CAPITAL
Boston Capital Tax Credit Fund II Limited Partnership	(7,392,294)	(3,488,724)	(4,443,397)	(1,089,536)
Other partners	31,226,309	1,346,253	445,899	1,437,163

	23,834,015	(2,142,471)	(3,997,498)	347,627

	$461,473,597	$21,103,474	$85,492,894	$54,333,691

	Series 11	Series 12	Series 14
ASSETS

Buildings and improvements, net of accumulated depreciation	$47,379,144	$71,206,600	$131,731,542
Land	3,234,637	4,810,783	10,637,083
Other assets	6,800,347	7,235,361	17,508,041

	$57,414,128	$83,252,744	$159,876,666

LIABILITIES AND PARTNERS’ CAPITAL

Mortgages and construction loans payable	$49,824,457	$65,409,258	$127,899,999
Accounts payable and accrued expenses	1,204,645	1,223,881	3,113,188
Other liabilities	4,189,675	7,095,922	10,956,156

	55,218,777	73,729,061	141,969,343
PARTNERS’ CAPITAL
Boston Capital Tax Credit Fund II Limited Partnership	297,047	551,012	781,304
Other partners	1,898,304	8,972,671	17,126,019

	2,195,351	9,523,683	17,907,323

	$57,414,128	$83,252,744	$159,876,666

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

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2002 in which Series 7, 9 through 12, and 14 hold an interest as of December 31, 2002 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

Year ended December 31, 2002

	Total	Series 7	Series 9	Series 10
Revenue
Rental	$65,953,274	$3,625,310	$12,791,010	$7,860,216
Interest and other	7,258,952	93,927	2,815,309	274,186

	73,212,226	3,719,237	15,606,319	8,134,402
Expenses
Interest	18,550,066	1,200,301	3,951,728	1,910,658
Depreciation and amortization	20,719,588	1,049,165	4,348,387	2,517,476
Taxes and insurance	9,646,432	484,832	2,148,831	1,242,910
Repairs and maintenance	13,036,349	640,950	2,522,908	1,643,101
Operating expenses	20,707,077	1,125,172	4,072,142	2,294,825
Other expenses	3,001,481	99,129	361,624	169,784

	85,660,993	4,599,549	17,405,620	9,778,754

NET LOSS	$(12,448,767)	$(880,312)	$(1,799,301)	$(1,644,352)

Net loss allocated to Boston Capital Tax Credit Fund II Limited Partnership*	$(13,179,079)	$(672,104)	$(2,903,166)	$(1,514,265)

Net income (loss) allocated to other partners	$730,312	$(208,208)	$1,103,865	$(130,087)

*      Amounts include $543,324, $2,121,215, $998,093, $1,381,723, $1,317,932 and $2,502,437 for Series 7, Series 9, Series 10, Series 11, Series 12 and Series 14, respectively, of loss not recognized under the equity method of accounting as described in note A.

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (continued)

	Series 11	Series 12	Series 14
Revenue
Rental	$7,946,497	$11,126,493	$22,603,748
Interest and other	307,102	453,230	3,315,198

	8,253,599	11,579,723	25,918,946
Expenses
Interest	2,007,981	2,924,287	6,555,111
Depreciation and amortization	2,778,180	3,437,875	6,588,505
Taxes and insurance	1,166,361	1,644,994	2,958,504
Repairs and maintenance	1,425,012	2,303,583	4,500,795
Operating expenses	2,644,424	3,549,685	7,020,829
Other expenses	507,652	726,975	1,136,317

	10,529,610	14,587,399	28,760,061

NET LOSS	$(2,276,011)	$(3,007,676)	$(2,841,115)

Net loss allocated to Boston Capital Tax Credit Fund II Limited Partnership*	$(1,957,691)	$(2,044,483)	$(4,087,370)

Net income (loss) allocated to other partners	$(318,320)	$(963,193)	$1,246,255

*      Amounts include $543,324, $2,121,215, $998,093, $1,381,723, $1,317,932 and $2,502,437 for Series 7, Series 9, Series 10, Series 11, Series 12 and Series 14, respectively, of loss not recognized under the equity method of accounting as described in note A.

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

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET LOSS TO INCOME TAX RETURN

For income tax purposes, the partnership reports using a December 31 year-end.  The partnership’s net loss for financial reporting and tax return purposes for the year ended March 31, 2003 is reconciled as follows:

	Total	Series 7	Series 9	Series 10
Net loss for financial reporting purposes, March 31, 2003	$(9,833,788)	$(289,684)	$(1,639,196)	$(2,380,538)

Operating limited partnership rents received in advance	7,836	(458)	(12,219)	12

Partnership management fees not recognized for tax purposes	1,565,145	113,888	(81,628)	204,265

Other	(812,090)	208,437	(470,966)	(999,126)

Operating limited partnership loss not allowed for financial reporting under equity method of accounting	(8,864,727)	(543,324)	(2,121,215)	(998,091)

Impairment loss in investment in operating limited partnership	1,421,709	—	733,718	—

Excess of tax depreciation over book depreciation on operating limited partnership assets	(1,607,829)	(225,039)	(292,617)	(186,930)

Loss on disposal of investment in operating limited partnership	—	—	—	—

Difference due to fiscal year for book purposes and calendar year for tax purposes	4,122,036	64,831	2,111,621	1,263,659

Loss for tax return purposes, December 31, 2002	$(14,001,708)	$(671,349)	$(1,772,502)	$(3,096,749)

	Series 11	Series 12	Series 14
Net loss for financial reporting purposes, March 31, 2003	$(1,501,101)	$(1,166,946)	$(2,856,323)

Operating limited partnership rents received in advance	21,936	—	(1,435)

Partnership management fees not recognized for tax purposes	325,681	411,384	591,555

Other	499,828	(10,023)	(40,240)

Operating limited partnership loss not allowed for financial reporting under equity method of accounting	(1,381,723)	(1,317,933)	(2,502,441)

Impairment loss in investment in operating limited partnership	573,631	—	114,360

Excess of tax depreciation over book depreciation on operating limited partnership assets	248,204	(424,290)	(727,157)

Loss on disposal of investment in operating limited partnership	—	—	—

Difference due to fiscal year for book purposes and calendar year for tax purposes	(483,181)	(37,481)	1,202,587

Loss for tax return purposes, December 31, 2002	$(1,696,725)	$(2,545,289)	$(4,219,094)

For income tax purposes, the partnership reports using a December 31 year-end.  The partnership’s net loss for financial reporting and tax return purposes for the year ended March 31, 2002 is reconciled as follows:

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

For income tax purposes, the partnership reports using a December 31 year-end.  The partnership’s net loss for financial reporting and tax return purposes for the year ended March 31, 2001 is reconciled as follows:

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

The differences between the investments in operating limited partnerships for tax purposes and financial statements purposes at March 31, 2003, are as follows:

	Total	Series 7	Series 9	Series 10

Investments in operating limited partnerships - tax return December 31, 2002	$(14,696,396)	$(102,707)	$(6,038,693)	$(2,468,554)

Add back losses not recognized under the equity method	39,542,381	3,512,018	11,044,085	4,998,753

Historic tax credits	5,105,527	1,819,802	240,250	—

Impairment loss in investments in operating limited partnerships	(2,101,176)	(255,418)	(783,718)	—

Less share of loss - three months ended March 31, 2003	(5,109,374)	(125,066)	(1,134,799)	(776,692)

Impairment loss not recognized for tax purposes	(6,953,234)	(2,873,020)	(1,031,360)	—

Other	7,613,276	(1,841,613)	(832,187)	1,330,319

Investments in operating limited partnerships - as reported, March 31, 2003	$23,401,004	$133,996	$1,463,578	$3,083,826

	Series 11	Series 12	Series 14

Investments in operating limited partnerships - tax return December 31, 2002	$(891,369)	$(1,877,774)	$(3,317,299)

Add back losses not recognized under the equity method	6,122,274	5,073,718	8,791,533

Historic tax credits	1,281,688	—	1,763,787

Impairment loss in investments in operating limited partnerships	(819,063)	(128,617)	(114,360)

Less share of loss - three months ended March 31, 2003	(721,702)	(613,706)	(1,737,409)

Impairment loss not recognized for tax purposes	—	—	(3,048,854)

Other	332,191	3,078,495	5,546,071

Investments in operating limited partnerships - as reported, March 31, 2003	$5,304,019	$5,532,116	$7,883,469

The differences between the investments in operating limited partnerships for tax purposes and financial statements purposes at March 31, 2002, are as follows:

	Total	Series 7	Series 9	Series 10

Investments in operating limited partnerships - tax return December 31, 2001	$(12,457)	$571,405	$(4,290,186)	$1,400,870

Add back losses not recognized under the equity method	30,677,654	2,968,694	8,922,870	4,000,662

Historic tax credits	5,105,527	1,819,802	240,250	—

Impairment loss in investments in operating limited partnerships	(679,467)	(255,418)	(50,000)	—

Less share of loss - three months ended March 31, 2002	(5,109,374)	(125,066)	(1,134,799)	(776,692)

Impairment loss not recognized for tax purposes	(6,953,234)	(2,873,020)	(1,031,360)	—

Other	11,419,106	(1,842,561)	2,198,806	1,372,014

Investments in operating limited partnerships - as reported, March 31, 2002	$34,447,755	$263,836	$4,855,581	$5,996,854

	Series 11	Series 12	Series 14

Investments in operating limited partnerships - tax return December 31, 2001	$794,878	$615,827	$894,749

Add back losses not recognized under the equity method	4,740,551	3,755,785	6,289,092

Historic tax credits	1,281,688	—	1,763,787

Impairment loss in investments in operating limited partnerships	(245,432)	(128,617)	—

Less share of loss - three months ended March 31, 2002	(721,702)	(613,706)	(1,737,409)

Impairment loss not recognized for tax purposes	—	—	(3,048,854)

Other	603,669	2,636,688	6,450,490

Investments in operating limited partnerships - as reported, March 31, 2002	$6,453,652	$6,265,977	$10,611,855

NOTE E - CASH EQUIVALENTS

On March 31, 2003 and 2002, Boston Capital Tax Credit Fund II L.P. purchased $3,500,000 and $950,000 of securities under agreements to resell on April 1, 2003 and April 2, 2002, respectively.  Interest is earned at rates ranging from ..60% to 1.23% per annum.

Additionally, cash equivalents of $116,894 and $131,902 as of March 31, 2003 and 2002, respectively, include money market accounts with interest rates ranging from .61% to 1.23% per annum.

NOTE F - NOTES RECEIVABLE

Notes receivable at March 31, 2003 and 2002 consist of advance installments of capital contributions and/or advances made to operating limited partnerships of $543,584.  The notes are noninterest bearing and due on demand.  The carrying amount of the notes receivable approximates fair value.

NOTE G - INVESTMENTS HELD TO MATURITY

Investments held to maturity at March 31, 2003 and 2002 consist of certificates of deposit totaling $0 and $411,470, respectively.  The certificates of deposit relating to each year mature within the next 12 months with interest rates ranging from 3.93% to 4.41% per annum.

NOTE H - CONTINGENCIES

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

Glenhaven Park Partners, A California L.P., an operating limited partnership, filed for Chapter 11 bankruptcy protection in 2001.  The property contains 12 single family units each with an individual mortgage note.  The Reorganization Plan involved bringing current one of the seven delinquent notes in order to remain compliant with IRS Section 42 minimum requirements, thus avoiding disallowance and full recapture of the tax credits. The plan was successful and the bankruptcy was dismissed in February 2002.  However, under the plan only one delinquent note was cured and the six remaining delinquent loans were foreclosed upon and the related housing units were removed from the operating partnership.  As a result of the foreclosure of the six notes, the operating partnership did face partial recapture of tax credits previously taken of approximately $50,000.

NOTE I - QUARTERLY FINANCIAL INFORMATION - UNAUDITED

The following is a summary of the results of operations for each of the four quarters for the years indicated:

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
2003

Total revenue	$13,420	$8,632	$20,262	$13,979

Loss from operations	(596,941)	(682,995)	(369,910)	(2,328,038)

Equity in loss of investments in operating partnerships	(1,188,719)	(2,636,066)	(1,224,671)	(806,448)

Net loss	(1,785,660)	(3,319,061)	(1,594,581)	(3,134,486)

2002

Total revenue	$15,702	$14,611	$14,558	$8,278

Loss from operations	(625,341)	(729,537)	(632,964)	(598,795)

Equity in loss of investments in operating partnerships	(1,344,547)	(1,439,901)	(1,290,481)	(1,740,404)

Net loss	(1,969,888)	(2,169,438)	(1,923,445)	(2,339,199)

2001

Total revenue	$16,438	$13,112	$18,295	13,334

Loss from operations	(587,907)	(768,904)	(622,248)	(794,620)

Equity in loss of investments in operating partnerships	(1,731,095)	(1,093,345)	(1,271,394)	(1,885,242)

Net loss	(2,319,002)	(1,862,249)	(1,893,642)	(2,679,862)

Boston Capital Tax Credit Fund II Limited Partnership - Series 7
Schedule III - Real Estate and Accumulated Depreciation
March 31, 2003

		Initial cost to company		Cost capitalized subsequent to acquisition		Gross amount at which carried at close of period					Life on which
Description	Encum- brances	Land	Buildings and improvements	Improvements	Land	Buildings and Improvements	Total	Accumulated depreciation	Date of construction	Date acquired	depreciation is computed

BOWDITCH SCHOOL	1,583,824	65,961	4,818,466	95,763	65,961	4,914,229	4,980,190	1,987,614	Dec-89	Dec-89	34
BRIARWOOD APTS LP	615,365	44,500	747,246	36,638	44,500	783,884	828,384	406,243	Dec-89	Dec-89	5-27.5
BUCKNER PROP LP	611,779	27,500	771,030	28,914	27,500	799,944	827,444	427,435	Mar-89	Dec-89	5-27.5
CREEKSIDE	1,076,045	89,016	1,290,616	98,293	89,016	1,388,909	1,477,925	314,641	Sep-89	Jun-89	5-27.5
DEER HILL II LP	1,460,912	103,000	1,424,556	338,656	103,000	1,763,212	1,866,212	889,139	May-89	Feb-90	5-27.5
HILLANDALE	4,609,196	601,653	4,198,973	2,898,459	601,653	7,097,432	7,699,085	3,044,808	Jan-90	Dec-89	5-27.5
KING CITY ELDERLY	1,658,088	175,000	2,549,870	65,392	175,000	2,615,262	2,790,262	1,210,736	Nov-89	Jun-90	27.5
LEBANON PROP II LP	566,528	3,000	730,187	12,188	3,000	742,375	745,375	383,671	Jul-89	Dec-89	5-27.5
METROPOLE APTS ASSOC	2,025,471	82,800	2,621,625	94,225	82,800	2,715,850	2,798,650	1,260,912	Dec-89	Dec-89	27.5
OAK GROVE EST. LP	478,062	15,200	597,465	18,594	15,200	616,059	631,259	319,214	Sep-89	Dec-89	27.5
OAKVIEW LTD	1,111,917	35,280	1,375,820	97,935	35,280	1,473,755	1,509,035	571,432	Oct-89	Dec-89	40
ROSENBERG HOTEL	1,742,683	452,000	7,434,335	(5,171,421)	415,000	2,262,914	2,677,914	389,022	Jan-92	Feb-90	27.5
WESTWOOD	1,393,721	96,600	1,355,174	403,418	96,660	1,758,592	1,855,252	874,732	Jul-90	Jul-90	5-27.5
WINFIELD PROP II LP	602,504	37,000	735,086	23,204	37,000	758,290	795,290	399,009	May-89	Dec-89	5-27.5

	19,536,095	1,828,510	30,650,449	(959,742)	1,791,570	29,690,707	31,482,277	12,478,608

Since the Operating Partnerships maintain a calendar year end the information reported on this schedule is as of December 31, 2002.

**There were no carrying costs as of December 31, 2002.  The column has been omitted for presentation purposes.

Notes to Schedule III

Boston Capital Tax Credit Fund II Limited Partnership - Series 7

Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period - 4/1/92		$41,816,362
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	1,735,711
Other	0
		$1,735,711
Deductions during period:
Cost of real estate sold	$0
Other*	0
		$0
Balance at close of period - 3/31/93		$43,552,073
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	147,543
Other	0
		$147,543
Deductions during period:
Cost of real estate sold	$0
Other*	0
		$0
Balance at close of period - 3/31/94		$43,699,616
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	58,462
Other	0
		$58,462
Deductions during period:
Cost of real estate sold	$0
Other	(261,992)
		$(261,992)
Balance at close of period - 3/31/95		$43,496,086

Balance at close of period - 3/31/95		$43,496,086
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	26,794
Other	0
		$26,794
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/96		$43,522,880
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	0
Other	0
		$0
Deductions during period:
Cost of real estate sold	$0
Other	(12,480,477)
		$(12,480,477)
Balance at close of period - 3/31/97		$31,042,403
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	44,376
Other	0
		$44,376
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/98		$31,086,779

Balance at close of period - 3/31/98		$31,086,779
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	56,791
Other	0
		$56,791
Deductions during period:
Cost of real estate sold	$0
Other	(1,070,393)
		$(1,070,393)
Balance at close of period - 3/31/99		$30,073,177

Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	56,415
Other	0
		$56,415
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/00		$30,129,592

Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	976,119
Other	0

		$976,119
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/01		$31,105,711

Balance at close of period - 3/31/01		$31,105,711
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	323,443
Other	0
		$323,443
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/02		$31,429,154
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	53,123
Other	0
		$53,123
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/03		$31,482,277

Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period - 4/1/92		$2,312,199
Current year expense	$1,360,178
Balance at close of period - 3/31/93		$3,672,377
Current year expense	$1,436,830
Balance at close of period - 3/31/94		$5,109,207
Current year expense	$1,391,094
Balance at close of period - 3/31/95		$6,500,301
Current year expense	$1,384,980
Balance at close of period - 3/31/96		$7,885,281
Current year expense	$(333,705)
Balance at close of period - 3/31/97		$7,551,576
Current year expense	$980,513
Balance at close of period - 3/31/98		$8,532,089
Current year expense	$100,126
Balance at close of period - 3/31/99		$8,632,215
Current year expense	$956,619
Balance at close of period - 3/31/00		$9,588,834
Current year expense	$937,982
Balance at close of period - 3/31/01		$10,526,816
Current year expense	$939,004
Balance at close of period - 3/31/02		$11,465,820
Current year expense	$1,012,788
Balance at close of period - 3/31/03		$12,478,608

Boston Capital Tax Credit Fund II Limited Partnership - Series 9
Schedule III - Real Estate and Accumulated Depreciation
March 31, 2003

		Initial cost to company		Cost capitalized subsequent to acquisition	Gross amout at which carried at close of period						Life on which
Description	Encum- brances	Land	Buildings and improvements	Improvements	Land	Buildings and improvements	Total	Accumulated depreciation	Date of construction	Date acquired	depreciation is computed
438 WARREN ST.	721,934	45,972	1,177,081	60,989	45,972	1,238,070	1,284,042	599,091	May-90	Mar-90	28
BEAVER BROOK	1,168,640	135,070	1,395,155	76,235	135,070	1,471,390	1,606,460	733,469	May-90	Apr-90	27.5
BIG LAKE SENIORS	550,159	27,804	732,961	23,997	27,804	756,958	784,762	140,734	Jun-95	Apr-94	5-27.5
BLAKELY	1,015,996	50,000	1,159,403	112,741	50,000	1,272,144	1,322,144	594,124	May-90	May-90	5-27.5
BLANCO SR	511,941	40,147	679,816	0	40,147	679,816	719,963	153,192	Sep-94	Dec-93	7-40
BLOOMINGDALE	1,460,380	100,338	1,771,660	20,965	100,338	1,792,625	1,892,963	866,360	Mar-90	May-90	5-27.5
BREEZEWOOD	1,412,498	114,000	1,784,173	35,979	114,000	1,820,152	1,934,152	856,418	May-90	May-90	7-27.5
BROOKLYN	1,095,184	9,000	1,416,895	128,374	9,000	1,545,269	1,554,269	571,689	May-90	May-90	5-27.5
CAMBRIDGE	1,118,945	99,974	1,381,815	2,550	99,974	1,384,365	1,484,339	680,147	Jan-90	Apr-90	7-27.5
CEDAR RAPIDS	4,310,552	294,600	7,692,319	302,572	294,600	7,994,891	8,289,491	3,793,603	Jun-90	Apr-90	7-27.5
CORINTH	1,470,441	53,351	1,865,231	172,660	53,351	2,037,891	2,091,242	1,004,403	Feb-90	Apr-90	5-27.5
COTTON MILL ASSOC.	1,453,613	75,000	1,730,384	17,491	75,000	1,747,875	1,822,875	525,720	Jul-93	Oct-92	5-27.5
FAWN RIVER	3,655,650	77,000	4,396,993	497,959	77,000	4,894,952	4,971,952	1,918,767	Oct-90	Oct-90	27.5
FOUNTAIN GREEN	700,250	68,134	880,440	4,970	68,134	885,410	953,544	423,893	May-90	Jun-90	27.5
GLENWOOD HOTEL	684,046	25,000	1,128,486	21,864	25,000	1,150,350	1,175,350	550,410	Jun-90	Jun-90	7-27.5
GREENWICH	1,463,696	85,197	1,862,476	190,620	85,197	2,053,096	2,138,293	963,566	Feb-90	Apr-90	5-27.5
GRIFTON	1,228,644	35,393	1,170,847	385,246	35,393	1,556,093	1,591,486	364,306	Feb-94	Sep-93	7-27.5
HACIENDA VILLA	3,671,164	233,165	7,304,446	171,211	274,352	7,475,657	7,750,009	2,483,052	Jan-90	Apr-90	40
HAINES CITY	1,419,716	100,000	1,709,218	22,466	100,000	1,731,684	1,831,684	864,044	Feb-90	Apr-90	27.5
HERNANDO	1,468,278	70,000	1,975,766	47,566	70,000	2,023,332	2,093,332	933,118	Jul-90	Jun-90	27.5
HOBE SOUND	2,752,218	261,000	3,482,634	68,943	261,000	3,551,577	3,812,577	1,680,207	Apr-90	Apr-90	27.5
IMMOKALEE	2,168,213	160,000	2,732,134	150,545	160,000	2,882,679	3,042,679	951,642	May-90	May-90	7-27.5

		Initial cost to company		Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period						Life on which
Description	Encumbr ances	Land	Buildings and improvements	Improvements	Land	Buildings and improvements	Total	Accumulated depreciation	Date of construction	Date acquired	depreciation is computed
KRISTIN PARK	1,374,053	117,179	1,694,459	46,720	117,179	1,741,179	1,858,358	615,808	Jun-90	Mar-90	27.5
LE GRANDE ENTERPRISES	1,712,804	13,090	2,232,493	0	67,500	2,232,493	2,299,993	440,736	Oct-93	Nov-92	5-50
LONGMEADOW	1,463,395	95,000	1,765,749	13,182	95,000	1,778,931	1,873,931	588,733	Aug-90	Aug-90	10-40
MAYWOOD	1,483,380	53,000	1,961,139	54,762	53,000	2,015,901	2,068,901	936,977	Jul-90	Mar-90	5-27.5
MEADOW RUN	632,816	44,400	784,163	6,118	44,400	790,281	834,681	383,386	May-90	May-90	27.5
MEADOWCREST	2,836,657	286,065	4,982,274	90,634	286,065	5,072,908	5,358,973	2,521,997	Oct-90	Sep-90	5-27.5
NEWFANE SENIOR	936,499	30,000	1,211,708	36,042	30,000	1,247,750	1,277,750	513,085	Sep-92	Oct-92	5-27.5
OLD STAGE	1,250,472	39,840	1,517,419	2,684	39,840	1,520,103	1,559,943	716,126	Sep-90	May-90	27.5
PEDCOR INVEST	3,576,610	170,435	6,211,383	449,890	170,435	6,661,273	6,831,708	2,171,377	Apr-90	Mar-90	27.5
PLEASANTON SR	611,398	40,000	813,308	12,508	40,000	825,816	865,816	217,508	Jul-93	Dec-93	40
POLKTON HOUSING	630,567	25,038	754,785	26,313	25,038	781,098	806,136	336,069	Dec-93	Jan-94	5-27.5
PRINCESS MANOR	1,475,236	57,066	1,869,314	16,117	57,066	1,885,431	1,942,497	883,175	Aug-90	Jun-90	5-27.5
PRINCESS VILLAS	1,474,251	63,104	1,786,927	17,552	63,104	1,804,479	1,867,583	836,163	Aug-90	Jun-90	5-27.5
PUTNEY FIRST	1,408,780	128,800	1,804,424	2,801	128,800	1,807,225	1,936,025	488,538	May-93	Dec-92	5-27.5
QUAIL HOLLOW RRH	1,450,768	100,000	1,861,652	22,566	100,000	1,884,218	1,984,218	928,117	Jan-90	May-90	27.5
QUAIL HOLLOW- WARSAW	1,387,645	33,500	1,747,578	8,435	33,500	1,756,013	1,789,513	558,369	Sep-90	Jul-90	7-40
RAINBOW GARDENS	1,198,055	70,000	1,450,989	287	70,000	1,451,276	1,521,276	534,726	Jun-93	Dec-92	7-27.5
RAITT ST APTS	828,972	270,281	1,221,755	0	270,281	1,221,755	1,492,036	416,502	Aug-93	May-93	5-27.5
SCHOOL ST. II	646,658	37,622	1,585,434	37,514	37,622	1,622,948	1,660,570	587,221	Jun-93	Jun-93	7-27.5
SOUTH PARIS	1,468,846	65,000	1,853,831	(138,730)	242,301	1,715,101	1,957,402	648,219	Oct-92	Nov-92	5-27.5

		Initial cost to company		Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period						Life on which
Description	Encum- brances	Land	Buildings and improvements	Improvements	Land	Buildings and improvements	Total	Accumulated depreciation	Date of construction	Date acquired	depreciation is computed
SOUTHWESTERN	1,410,539	30,000	1,766,094	66,745	30,000	1,832,839	1,862,839	893,992	May-90	May-90	7-27.5
SPRINGFIELD	4,109,156	775,955	4,177,205	5,175,477	775,955	9,352,682	10,128,637	3,835,082	Jun-91	Jun-90	5-27.5
SUNSHINE	1,455,060	127,000	1,729,289	131,897	118,339	1,861,186	1,979,525	860,494	Nov-90	Sep-90	5-27.5
SURRY VILLAGE II	770,014	60,000	938,244	5,695	50,718	943,939	994,657	466,745	Jan-90	May-90	5-27.5
TAPPAHANNOCK GREENS	1,485,540	122,500	1,703,483	39,156	122,500	1,742,639	1,865,139	616,185	May-94	Mar-94	5-27.5
TWIN OAKS	1,126,917	53,636	1,397,601	5,875	53,636	1,403,476	1,457,112	670,379	May-90	May-90	5-27.5
VILLAGE OAKS	723,374	42,140	884,614	45,687	42,140	930,301	972,441	443,223	Feb-90	Jun-90	5-27.5
WARRENSBURG	782,576	32,000	991,475	19,778	32,000	1,011,253	1,043,253	518,775	Apr-90	Apr-90	5-27.5
WESTSIDE	2,311,029	25,000	4,022,240	(43,749)	25,000	3,978,491	4,003,491	1,770,454	Dec-90	Jun-90	5-27.5
WESTWOOD	1,393,721	96,660	1,690,074	68,518	96,660	1,758,592	1,855,252	874,732	Jul-90	Jul-90	27.5
WILMINGTON	1,033,585	75,637	1,293,362	44,796	75,637	1,338,158	1,413,795	624,620	Aug-90	Aug-90	27.5

	79,951,531	5,340,093	109,134,798	8,781,213	5,595,048	117,916,011	123,511,059	48,549,468

Since the Operating Partnerships maintain a calendar year end, the information reported on this schedule is as of December 31, 2002.

There we no carrying costs as of December 31, 2002. The Column has been omitted for presentation purposes.

Notes to Schedule III

Boston Capital Tax Credit Fund II Limited Partnership - Series 9

Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period - 4/1/92		$122,231,856
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	3,447,429
Improvements, etc	143,343
Other	0
		$3,590,772
Deductions during period:
Cost of real estate sold	$(7,395,934)
Other	(24,083)
		$(7,420,017)
Balance at close of period - 3/31/93		$118,402,611
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	3,591,731
Improvements, etc	9,011,423
Other	0
		$12,603,154
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/94		$131,005,765
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	2,630,397
Improvements, etc	1,266,494
Other	0
		$3,896,891
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/95		$134,902,656

Balance at close of period - 3/31/95		$134,902,656
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	818,652
Other	0
		$818,652
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/96		$135,721,308
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	0
Other	0
		$0
Deductions during period:
Cost of real estate sold	$0
Other	(2,117,890)
		(2,117,890)
Balance at close of period - 3/31/97		$133,603,418
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	355,226
Other	0
		$355,226
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/98		$133,958,644

Balance at close of period - 3/31/98		$133,958,644
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	570,512
Other	0
		$570,512
Deductions during period:
Cost of real estate sold	$0
Other	(990,393)
		(990,393)
Balance at close of period - 3/31/99		$133,538,763
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	374,174
Other	0
		$374,174
Deductions during period:
Cost of real estate sold	$0
Other	(531,712)
		(531,712)
Balance at close of period - 3/31/00		$133,381,225
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	322,286
Other	0
		$322,286
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/01		$133,703,511

Balance at close of period - 3/31/01		$133,703,511
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	523,585
Other	0
		$523,585
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/02		$134,227,096
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	539,685
Other	0
		$539,685
Deductions during period:
Cost of real estate sold	$(11,255,722)
Other	0
		(11,255,722)
Balance at close of period - 3/31/03		$123,511,059

Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period - 4/1/92		$6,203,920
Current year expense	$4,059,735
Balance at close of period - 3/31/93		$10,263,655
Current year expense	$4,195,190
Balance at close of period - 3/31/94		$14,458,845
Current year expense	$4,588,398
Balance at close of period - 3/31/95		$19,047,243
Current year expense	$4,535,644
Balance at close of period - 3/31/96		$23,582,887
Current year expense	$4,517,586
Balance at close of period - 3/31/97		$28,100,473
Current year expense	$4,359,076
Balance at close of period - 3/31/98		$32,459,549
Current year expense	$3,444,078
Balance at close of period - 3/31/99		$35,903,627
Current year expense	$4,028,593
Balance at close of period - 3/31/00		$39,932,220
Current year expense	$4,198,128
Balance at close of period - 3/31/01		$44,130,348
Current year expense	$4,089,155
Balance at close of period - 3/31/02		$48,219,503
Current year expense	$329,965
Balance at close of period - 3/31/03		$48,549,468

Boston Capital Tax Credit Fund II Limited Partnership - Series 10
Schedule III - Real Estate and Accumulated Depreciation
March 31, 2003

		Initial cost to company		Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period						Life on which
Description	Encum- brances	Land	Buildings and improvements	Improvements	Land	Buildings and improvements	Total	Accumulated depreciation	Date of construction	Date acquired	depreciation is computed
ACKERMAN	550,578	42,000	619,380	272,236	42,000	891,616	933,616	204,996	Jun-94	Sep-93	5-27.5
ATHENS II	1,321,852	75,000	1,642,281	27,124	75,000	1,669,405	1,744,405	530,720	Jun-90	Aug-90	5-27.5
AUTUMN LANE	725,661	34,094	891,072	1,117	34,094	892,189	926,283	413,542	Nov-90	Aug-89	5-27.5
BAYTREE	946,822	44,759	1,099,246	120,085	44,759	1,219,331	1,264,090	595,611	Jul-90	Nov-88	5-27.5
BENCHMARK	1,100,326	60,600	1,137,112	203,487	60,600	1,340,599	1,401,199	613,921	Jul-90	Nov-88	5-27.5
BRENTWOOD	943,901	64,999	1,163,002	62,982	64,999	1,225,984	1,290,983	384,903	Oct-90	Nov-90	5-27.5
BRIARWOOD	1,464,776	154,900	1,898,553	(311,585)	154,900	1,586,968	1,741,868	707,763	Aug-90	Aug-90	7-27.5
BUTLER PROPERTIES	496,806	37,500	376,730	223,430	37,500	600,160	637,660	176,076	Feb-91	Dec-90	5-27.5
CANDLEWICK PLACE	1,239,932	70,800	1,500,289	76,917	70,800	1,577,206	1,648,006	456,285	Oct-92	Dec-92	5-27.5
CEDARSTONE	763,341	66,000	955,695	48,246	66,000	1,003,941	1,069,941	292,575	May-93	May-93	5-40
CENTREVILLE APTS.	676,132	63,073	697,069	53,939	16,000	751,008	767,008	420,121	Feb-90	Nov-90	5-27.5
CHARLTON COURT	1,185,259	56,144	1,449,050	3,301	56,144	1,452,351	1,508,495	567,547	Jan-93	Dec-92	7-27.5
CHUCKATUCK	1,441,053	128,725	1,731,557	36,672	128,725	1,768,229	1,896,954	669,958	Feb-90	Nov-90	12-40
CLOVERLEAF I	844,658	54,740	969,048	20,339	54,740	989,387	1,044,127	479,568	Apr-90	Nov-90	5-27.5
CLOVERLEAF II	863,638	66,488	981,480	22,147	66,488	1,003,627	1,070,115	485,040	Apr-90	Nov-90	5-27.5
CONNELLSVILLE	1,350,784	55,440	1,591,799	150,476	55,440	1,742,275	1,797,715	614,225	Mar-90	Nov-90	5-27.5
DALLAS	1,303,327	230,059	3,408,933	(195,432)	230,059	3,213,501	3,443,560	1,540,533	Oct-90	Dec-91	5-27.5
ELLAVILLE	777,013	45,000	977,293	915	45,000	978,208	1,023,208	481,207	Feb-90	Jul-90	5-27.5
FORSYTH	1,441,159	55,000	1,894,917	28,331	55,000	1,923,248	1,978,248	889,617	Sep-90	Jul-90	7-27.5
FREEDOM APTS.	1,038,050	144,065	1,219,436	89,906	144,065	1,309,342	1,453,407	445,904	Sep-90	Nov-90	5-27.5
GREAT FALLS	873,877	38,292	1,053,154	8,183	38,292	1,061,337	1,099,629	497,432	Oct-90	Nov-90	5-27.5
HARTWAY PROPERTIES	902,613	49,000	1,116,507	0	49,000	1,116,507	1,165,507	406,901	Jun-90	Jul-90	5-27.5
HILLTOP	1,470,795	105,000	1,916,734	58,483	105,000	1,975,217	2,080,217	922,196	Jul-90	Aug-90	7-27.5

Boston Capital Tax Credit Fund II Limited Partnership - Series 10
Schedule III - Real Estate and Accumulated Depreciation
March 31, 2003

		Initial cost to company		Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period						Life on which
Description	Encumbr- ances	Land	Buildings and improvements	Improvements	Land	Buildings and improvements	Total	Accumulated depreciation	Date of construction	Date acquired	depreciation is computed
IRONTON ESTATES	613,797	29,500	794,461	14,600	29,500	809,061	838,561	331,891	Jan-93	May-93	5-27.5
LAMBERT SQUARE	980,400	41,200	1,243,568	25,557	41,200	1,269,125	1,310,325	327,491	Jan-93	May-93	5-50
LAWTON APTS.	1,549,883	54,400	1,848,603	30,272	54,400	1,878,875	1,933,275	1,035,534	Dec-92	Nov-92	10-40
LONGVIEW	862,214	25,000	1,071,946	72,281	25,000	1,144,227	1,169,227	557,866	Jun-90	Nov-90	5-27.5
MAIDU	1,878,192	56,500	4,890,261	310,930	56,500	5,201,191	5,257,691	2,254,391	Aug-90	Nov-88	27.5
MEADOWBROOK	1,459,204	75,141	1,789,549	5,194	75,141	1,794,743	1,869,884	875,247	Dec-91	Mar-91	5-27.5
MERCER APTS.	898,157	46,249	1,098,860	78,264	46,249	1,177,124	1,223,373	409,115	Aug-90	Nov-90	5-27.5
MORGANTOWN	760,220	36,000	930,187	7	36,000	930,194	966,194	284,375	Dec-90	Aug-90	5-27.5
NEWNAN	1,533,306	92,706	4,128,942	(241,002)	92,706	3,887,940	3,980,646	1,869,657	Oct-90	Dec-90	27.5
PARKWOOD	2,814,963	316,667	4,358,381	12,008	316,667	4,370,389	4,687,056	1,974,294	May-91	Mar-91	40
PEDCOR INVESTMENTS	3,192,845	200,000	4,714,711	635,088	200,000	5,349,799	5,549,799	1,643,252	Oct-90	Jul-90	5-27.5
PINETREE MANOR	968,363	30,000	1,210,633	44,431	30,000	1,255,064	1,285,064	318,251	Jan-93	Nov-92	7-40
PINEVIEW	949,701	125,000	1,178,400	10,823	125,000	1,189,223	1,314,223	554,227	Dec-90	Sep-90	7-27.5
ROSEWOOD VILLAGE	665,019	36,000	806,255	8,630	36,000	814,885	850,885	393,330	Jul-90	Jul-90	5-27.5
STOCKTON ESTATES	508,558	17,500	647,699	5,853	17,500	653,552	671,052	276,679	Jan-93	Feb-93	5-27.5
STRATFORD SQUARE	742,961	63,000	443,433	470,767	63,000	914,200	977,200	255,109	Feb-93	Oct-92	5-40
SUMMER GLEN	1,464,658	147,225	1,669,056	10,711	147,225	1,679,767	1,826,992	482,012	Mar-93	Nov-92	5-40
WASHINGTON HEIGHTS	471,312	76,537	974,803	41,922	90,473	1,016,725	1,107,198	369,179	Jul-90	Nov-90	5-27.5
WEST DES MOINES	2,187,025	437,568	4,154,100	351,935	437,568	4,506,035	4,943,603	1,896,703	Jul-90	Jul-90	7-27.5

		Initial cost to company		Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period						Life on which
Description	Encum- brances	Land	Buildings and improvements	Improvements	Land	Buildings and improvements	Total	Accumulated depreciation	Date of Construction	Date acquired	depreciation is computed
WICHITA WEST	1,686,911	110,377	2,920,599	156,779	110,377	3,077,378	3,187,755	1,422,303	Jul-90	Jul-90	7-27.5
WOODSIDE HOUSING	1,464,665	60,140	1,926,294	52,072	60,140	1,978,366	2,038,506	628,400	Nov-90	Dec-90	5-27.5

	51,374,707	3,818,388	73,091,078	3,098,421	3,785,251	76,189,499	79,974,750	31,123,399

Since the Operating Partnerships maintain a calendar year end, the information reported on this schedule is as of December 31, 2002.

There we no carrying costs as of December 31, 2002. The Column has been omitted for presentation purposes.

Notes to Schedule III
Boston Capital Tax Credit Fund II Limited Partnership - Series 10

Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period - 4/1/92		$73,561,151
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	2,204,866
Improvements, etc	314,333
Other	0
		$2,519,199
Deductions during period:
Cost of real estate sold	$(7,395,934)
Other	0
		$(7,395,934)
Balance at close of period - 3/31/93		$68,684,416
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	8,492,161
Improvements, etc	6,297,007
Other	0
		$14,789,168
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/94		$83,473,584
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	313,600
Improvements, etc	0
Other	0
		$313,600
Deductions during period:
Cost of real estate sold	0
Other	0
		$0
Balance at close of period - 3/31/95		$83,787,184

Balance at close of period - 3/31/95		$83,787,184
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc
Other	86,855
		$86,855
Deductions during period:
Cost of real estate sold	$0
Other	(440,637)
		(440,637)
Balance at close of period - 3/31/96		$83,433,402
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	0
Other	186,916
		$186,196
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/97		$83,620,318
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	116,256
Other	0
		$116,256
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/98		$83,736,574

Balance at close of period - 3/31/98		$83,736,574
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	530,895
Other	0
		$530,895
Deductions during period:
Cost of real estate sold	$0
Other	(1,589,126)
		(1,589,126)
Balance at close of period - 3/31/99		$82,678,343
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	489,722
Other	0
		$489,722
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/00		$83,168,065
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	156,226
Other	0
		$156,226
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/01		$83,324,291

Balance at close of period - 3/31/01		$83,324,291
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	257,618
Other	0
		$257,618
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/02		$83,581,909
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	141,429
Other	0
		$141,429
Deductions during period:
Cost of real estate sold	$(3,748,588)
Other	0
		(3,748,588)
Balance at close of period - 3/31/03		$79,974,750

Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period - 4/1/92		$3,259,154
Current year expense	$2,487,975
Balance at close of period - 3/31/93		$5,747,129
Current year expense	$2,881,214
Balance at close of period - 3/31/94		$8,628,343
Current year expense	$2,883,271
Balance at close of period - 3/31/95		$11,511,614
Current year expense	$2,768,634
Balance at close of period - 3/31/96		$14,280,248
Current year expense	$2,797,002
Balance at close of period - 3/31/97		$17,077,250
Current year expense	$2,780,726
Balance at close of period - 3/31/98		$19,857,976
Current year expense	$2,397,434
Balance at close of period - 3/31/99		$22,255,410
Current year expense	$2,459,142
Balance at close of period - 3/31/00		$24,714,552
Current year expense	$2,579,970
Balance at close of period - 3/31/01		$27,294,522
Current year expense	$2,628,315
Balance at close of period - 3/31/02		$29,922,837
Current year expense	$1,200,562
Balance at close of period - 3/31/03		$31,123,399

Boston Capital Tax Credit Fund II Limited Partnership - Series 11
Schedule III - Real Estate and Accumulated Depreciation
March 31, 2003

		Initial cost to company		Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period						Life on which
Description	Encum- brances	Land	Buildings and improvements	Improvements	Land	Buildings and improvements	Total	Accumulated depreciation	Date of construction	Date acquired	depreciation is computed
ACADEMY HILL	1,360,924	119,500	1,607,604	22,656	119,500	1,630,260	1,749,760	733,806	Feb-91	Feb-91	5-27.5
ASPEN SQUARE	1,813,949	150,413	2,118,648	138,762	150,703	2,257,410	2,408,113	654,218	Nov-90	Nov-90	5-27.5
BRIDGEVIEW	1,346,713	50,686	1,586,090	96,589	50,686	1,682,679	1,733,365	869,231	Dec-89	Dec-90	5-27.5
BUCKEYE	1,324,550	93,421	1,584,893	80,927	93,421	1,665,820	1,759,241	569,224	Aug-90	Dec-90	5-27.5
CHURCH HILL	944,334	63,232	663,136	582,589	63,232	1,245,725	1,308,957	380,473	Jan-91	Dec-90	7-40
COPPER CREEK	1,161,540	77,750	1,410,989	72,086	77,750	1,483,075	1,560,825	434,337	Sep-90	Nov-90	5-27.5
CORONADO	227,126	9,998	1,499,265	31,235	9,998	1,530,500	1,540,498	691,854	Apr-91	Feb-91	5-27.5
CRESTWOOD	3,905,014	360,000	10,649,129	188,474	360,000	10,837,603	11,197,603	4,866,350	Jul-91	Jan-91	7-27.5
DALLAS APTS.	1,303,327	230,059	3,408,933	(195,432)	230,059	3,213,501	3,443,560	1,540,533	Oct-90	Dec-90	7-27.5
DENMARK I	761,283	54,000	915,172	5,913	54,000	921,085	975,085	443,410	Jun-90	Nov-90	27.5
DENMARK II	808,553	36,000	1,003,547	3,496	36,000	1,007,043	1,043,043	480,975	Jun-90	Nov-90	5-27.5
EL DORADO SPRINGS	574,006	22,500	735,245	27,437	17,176	762,682	779,858	379,554	Sep-90	Nov-90	5-27.5
ELDON ESTATES II	574,495	30,000	690,453	45,736	30,000	736,189	766,189	344,459	Nov-90	Dec-90	5-27.5
ELDON MANOR	553,108	7,500	787,399	36,372	7,500	823,771	831,271	392,265	Nov-90	Dec-90	5-27.5
ELDERLY HOUSING OF MACON	1,600,131	50,000	1,992,329	25,357	50,000	2,017,686	2,067,686	501,418	Apr-93	May-93	5-27.5
EUTAW ELDERLY	1,603,699	24,000	1,972,439	26,910	24,000	1,999,349	2,023,349	455,634	Dec-93	May-93	5-50
FARMERVILLE	957,428	57,015	1,195,142	49,481	57,015	1,244,623	1,301,638	369,615	Apr-91	Jan-91	5-27.5
FOREST GLADE	1,466,148	100,000	1,841,104	28,727	100,000	1,869,831	1,969,831	851,456	Dec-90	Dec-90	7-27.5
FRANKLIN SCHOOL	1,209,042	112,032	2,528,326	1,961,694	112,032	4,490,020	4,602,052	1,836,241	Dec-91	Oct-90	27.5
HARBOR VIEW	1,464,701	143,957	1,802,615	16,855	143,957	1,819,470	1,963,427	857,659	Jul-90	Dec-90	7-27.5
HILLTOP APTS.	1,402,487	178,736	1,545,237	37,942	178,736	1,583,179	1,761,915	555,868	Nov-92	Jan-93	27.5
HOLLAND SENIOR	889,429	27,500	1,096,333	63,797	27,500	1,160,130	1,187,630	564,568	Jun-90	Nov-90	27.5
HOLLY SENIOR	907,033	36,882	1,139,044	79,431	36,882	1,218,475	1,255,357	583,976	Oct-90	Nov-90	27.5

		Initial cost to company		Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period						Life on which
Description	Encumbr- ances	Land	Buildings and improvements	Improvements	Land	Buildings and improvements	Total	Accumulated depreciation	Date of construction	Date acquired	depreciation is computed
IVAN WOODS	2,561,538	275,000	4,347,328	77,373	275,000	4,424,701	4,699,701	2,063,430	Apr-91	Feb-91	5-27.5
KAPLAN MANOR	915,650	66,000	1,106,192	110,732	66,000	1,216,924	1,282,924	370,927	Dec-90	Dec-90	7-40
LAKEWOOD	943,562	53,100	1,162,254	68,700	53,100	1,230,954	1,284,054	368,461	May-91	Jan-91	5-27.5
LICKING ASSOCIATES	401,613	14,000	316,889	200,399	14,000	517,288	531,288	202,574	Mar-92	Nov-91	5-27.5
LONDON ARMS	2,670,528	37,500	3,479,332	(521)	37,500	3,478,811	3,516,311	1,515,307	Dec-90	Dec-90	5-27.5
MAIDU	1,878,192	56,500	4,890,261	310,930	56,500	5,201,191	5,257,691	2,254,391	Dec-91	Mar-91	7-27.5
MANNING PROPERTIES	829,580	44,125	1,015,703	10,751	44,125	1,026,454	1,070,579	482,748	Nov-90	Nov-90	5-27.5
METTER	1,448,708	44,500	1,770,511	9,551	45,141	1,780,062	1,825,203	670,602	May-93	Dec-92	5-27.5
NEVADA MANOR	640,051	50,000	782,543	31,429	50,000	813,972	863,972	403,323	Oct-90	Nov-90	5-27.5
NEWNAN APTS.	1,533,306	92,706	4,128,942	(241,002)	92,706	3,887,940	3,980,646	1,869,657	Oct-90	Dec-90	5-27.5
OATKA VILLIAGE	908,285	35,000	1,151,205	40,714	35,000	1,191,919	1,226,919	569,263	Jun-90	Nov-90	5-27.5
RPI #18 L.P.	1,218,016	100	1,776,840	123,538	100	1,900,378	1,900,478	847,663	Dec-90	Dec-90	5-27.5
SIERRA SPRINGS	1,162,435	52,290	1,448,815	73,582	52,387	1,522,397	1,574,784	431,755	Nov-90	Nov-90	5-27.5
SOUTH FORK	1,459,502	100,000	1,782,527	39,914	100,000	1,822,441	1,922,441	610,209	Feb-91	Feb-91	5-27.5
TWIN OAKS OF ALLENDALE	773,183	71,305	951,711	(155,350)	71,305	796,361	867,666	369,242	Sep-90	Dec-90	5-27.5
WASHINGTON	946,517	55,050	1,150,878	63,580	55,050	1,214,458	1,269,508	367,687	Mar-91	Jan-91	7-40
WILDRIDGE	1,374,771	156,576	1,617,243	46,689	156,576	1,663,932	1,820,508	756,782	Apr-91	Jan-91	7-27.5

	49,824,457	3,238,933	76,652,246	4,238,043	3,234,637	80,890,289	84,124,926	33,511,145

Since the Operating Partnerships maintain a calendar year end, the information reported on this schedule is as of December 31, 2002.

There we no carrying costs as of December 31, 2002. The Column has been omitted for presentation purposes.

Notes to Schedule III
Boston Capital Tax Credit Fund II Limited Partnership - Series 11

Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period - 4/1/92		$75,467,308
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	44,500
Improvements, etc	862,272
Other	0
		$906,772
Deductions during period:
Cost of real estate sold	$(1,343,477)
Other	(188,348)
		$(1,531,825)
Balance at close of period - 3/31/93		$74,842,255
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	5,762,741
Improvements, etc	1,962,905
Other	0
		$7,725,646
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/94		$82,567,901
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	1,297,882
Improvements, etc	0
Other	0
		$1,297,882
Deductions during period:
Cost of real estate sold	0
Other	0
		$0
Balance at close of period - 3/31/95		$83,865,783

Balance at close of period - 3/31/95		$83,865,783
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	81,256
Other	0
		$81,256
Deductions during period:
Cost of real estate sold	$0
Other	(1,209,041)
		(1,209,041)
Balance at close of period - 3/31/96		$82,737,998
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	125,078
Other	0
		$125,078
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/97		$82,863,076
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	121,624
Other	0
		$121,624
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/98		$82,984,700

Balance at close of period - 3/31/98		$82,984,700
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	178,906
Other	0
		$178,906
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/99		$83,163,606
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	451,423
Other	0
		$451,423
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/00		$83,615,029
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	86,609
Other	0
		$86,609
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/01		$83,701,638

Balance at close of period - 3/31/01		$83,701,638
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	229,554
Other	0
		$229,554
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/02		$83,931,192
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	193,734
Other	0
		$193,734
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/03		$84,124,926

Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period - 4/1/92		$2,602,158
Current year expense	$2,916,577
Balance at close of period - 3/31/93		$5,518,735
Current year expense	$2,946,686
Balance at close of period - 3/31/94		$8,465,421
Current year expense	$4,159,331
Balance at close of period - 3/31/95		$12,624,752
Current year expense	$1,693,850
Balance at close of period - 3/31/96		$14,318,602
Current year expense	$2,889,737
Balance at close of period - 3/31/97		$17,208,339
Current year expense	$2,903,701
Balance at close of period - 3/31/98		$20,112,040
Current year expense	$2,772,892
Balance at close of period - 3/31/99		$22,884,932
Current year expense	$2,681,634
Balance at close of period - 3/31/00		$25,566,566
Current year expense	$2,650,726
Balance at close of period - 3/31/01		$28,217,292
Current year expense	$2,575,061
Balance at close of period - 3/31/02		$30,792,353
Current year expense	$2,718,792
Balance at close of period - 3/31/03		$33,511,145

Boston Capital Tax Credit Fund II Limited Partnership - Series 12
Schedule III - Real Estate and Accumulated Depreciation
March 31, 2003

		Initial cost to company		Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period						Life on which
Description	Encum- brances	Land	Buildings and improvements	Improvements	Land	Buildings and improvements	Total	Accumulated depreciation	Date of construction	Date acquired	depreciation is computed
AUTUMNWOOD VILLAGE	1,001,222	40,777	371,734	905,141	40,777	1,276,875	1,317,652	522,503	Apr-92	Oct-91	5-27.5
BB&L ENTERPRISES	515,299	24,000	648,985	8,857	24,000	657,842	681,842	227,204	Mar-91	May-91	5-40
BOWMAN VILLAGE	657,944	17,000	848,107	8,298	17,000	856,405	873,405	367,949	Oct-91	Jun-91	5-27.5
BRANDYWOOD	1,676,187	86,029	3,313,958	52,911	86,029	3,366,869	3,452,898	1,577,843	Sep-91	Dec-91	5-27.5
BRIARWICK	1,215,441	95,079	1,587,073	8,855	95,079	1,595,928	1,691,007	507,626	Apr-91	Apr-91	5-40
BUCKSPORT	1,355,539	71,500	1,683,768	102,861	71,500	1,786,629	1,858,129	629,744	Aug-91	Jun-91	7-27.5
BURKESVILLE	726,270	40,000	897,118	530	40,000	897,648	937,648	254,599	Sep-91	Jun-91	5-27.5
CALIFORNIA VII	8,516,143	820,000	9,361,922	16,413,584	803,050	25,775,506	26,578,556	6,458,474	Dec-93	Oct-92	5-27.5
CANANCHE CREEK	1,221,142	66,200	1,515,813	58,605	66,200	1,574,418	1,640,618	415,705	Jun-91	May-91	5-27.5
CARSON VILLAGE	644,529	30,000	193,264	620,730	30,000	813,994	843,994	328,194	Jun-92	Oct-91	5-27.5
CLARKSON PROP	736,194	36,000	932,918	0	36,000	932,918	968,918	264,276	Jul-91	Jun-91	7-27.5
CLYMER HOUSE	1,103,272	20,000	1,387,091	89,282	20,000	1,476,373	1,496,373	529,009	Oct-91	Jun-91	5-27.5
CORCORAN INVESTMENT	1,602,373	75,000	1,976,455	0	75,000	1,976,455	2,051,455	526,731	Nov-90	Feb-91	5-50
CORNISH PARK	1,438,668	67,390	1,761,946	153,657	68,500	1,915,603	1,984,103	698,829	Jun-91	Jun-91	5-27.5
CRESCENT CITY	1,843,010	211,000	2,297,055	(14,590)	211,000	2,282,465	2,493,465	639,039	Mar-91	Mar-91	5-50
DALLAS II	1,303,327	230,059	3,194,199	19,302	230,059	3,213,501	3,443,560	1,540,533	Oct-90	Mar-91	7-27.5
EARLIMART	1,330,325	90,000	1,711,424	827	90,000	1,712,251	1,802,251	455,582	Jun-91	Jun-91	5-50
EVANWOOD	745,306	36,000	929,102	456	32,400	929,558	961,958	293,027	May-91	Jun-91	5-27.5
FORT SMITH	817,247	87,500	2,089,062	0	81,348	2,089,062	2,170,410	758,890	Aug-94	Sep-93	7-27.5
FRANKLIN II	1,468,739	50,000	1,864,100	23,051	50,000	1,887,151	1,937,151	871,606	Nov-90	Apr-91	7-27.5
FRANKLIN HSE APARTMENTS	279,734	1,000	812,706	2,742	1,000	815,448	816,448	317,196	Jan-88	May-93	5-27.5
HAMILTON VILLAGE	562,542	18,943	368,532	347,904	18,943	716,436	735,379	299,104	Mar-92	Oct-91	5-27.5
HUNTERS PARK	1,394,091	92,750	1,650,083	13,889	92,750	1,663,972	1,756,722	431,754	Apr-91	May-91	5-27.5

		Initial cost to company		Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period						Life on which
Description	Encumbr- ances	Land	Buildings and improvements	Improvements	Land	Buildings and improvements	Total	Accumulated depreciation	Date of construction	Date acquired	depreciation is computed
IVAN WOODS	2,561,538	275,000	4,347,328	77,373	275,000	4,424,701	4,699,701	2,063,430	Apr-91	Feb-91	5-27.5
JESUP	591,551	19,375	427,265	382,416	19,375	809,681	829,056	338,925	Jul-92	Jan-91	5-27.5
LAKERIDGE	906,060	34,832	1,103,517	18,599	34,832	1,122,116	1,156,948	501,123	Apr-91	Mar-91	5-50
LAUREL VILLAGE	653,825	15,145	256,421	574,380	15,145	830,801	845,946	341,124	May-92	Oct-91	5-27.5
LOS CABALLOS	733,059	53,886	1,006,731	26,621	26,943	1,033,352	1,060,295	308,420	Aug-91	Jul-91	5-27.5
MARLBORO	826,216	26,176	1,032,404	15,289	26,176	1,047,693	1,073,869	493,260	Feb-91	Mar-91	5-27.5
MELVILLES	881,706	18,500	1,103,074	85,829	18,500	1,188,903	1,207,403	337,993	Oct-91	Jul-91	7-40
NANTY GLO	1,458,948	35,000	1,869,757	96,586	35,000	1,966,343	2,001,343	690,219	Jul-91	Jun-91	5-27.5
NEWNAN II	1,533,306	92,706	3,868,800	19,140	92,706	3,887,940	3,980,646	1,869,657	Oct-90	Mar-91	7-27.5
NYE COUNTY	1,348,712	60,000	1,694,731	5,023	60,000	1,699,754	1,759,754	783,600	Apr-91	May-91	5-27.5
OAKLEIGH	902,679	57,500	553,121	596,397	57,500	1,149,518	1,207,018	321,129	Mar-92	Aug-91	7-40
OAKWOOD	895,659	52,000	782,736	392,621	52,000	1,175,357	1,227,357	328,082	Jan-92	Aug-91	7-40
PARKWOOD	2,814,963	316,667	4,358,381	12,008	316,667	4,370,389	4,687,056	1,974,294	May-91	Mar-91	5-27.5
PORTALES ESTATES	1,423,323	66,500	1,777,470	39,306	66,500	1,816,776	1,883,276	833,680	Jul-91	Jul-91	5-27.5
PRAIRIE WEST	485,452	65,000	983,964	12,930	75,906	996,894	1,072,800	465,344	Sep-95	Mar-91	5-27.5
RIDGEWAY COURT	893,390	48,500	1,039,377	21,716	48,500	1,061,093	1,109,593	465,171	Jan-91	Apr-91	5-27.5
RIVER REACH	1,350,419	118,750	1,656,515	17,993	118,750	1,674,508	1,793,258	739,974	May-91	May-91	7-27.5
ROCKMOOR	556,201	30,000	521,541	153,533	30,000	675,074	705,074	167,428	Mar-91	May-91	5-27.5
RPI #22	544,533	0	1,177,719	24,403	0	1,202,122	1,202,122	511,718	Jul-91	Jun-91	7-27.5
SCOTT CITY	592,644	13,000	764,225	7,956	13,000	772,181	785,181	228,742	Nov-91	Jun-91	5-27.5
SHAWNEE RIDGE	659,728	53,650	801,129	18,315	53,650	819,444	873,094	218,067	May-91	May-91	5-27.5

		Initial cost to company		Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period						Life on which
Description	Encum- brances	Land	Buildings and improvements	Improvements	Land	Buildings and improvements	Total	Accumulated depreciation	Date of construction	Date acquired	depreciation is computed
SPRINGFIELD	4,109,156	775,955	9,620,653	(267,971)	775,955	9,352,682	10,128,637	3,835,082	Jun-91	Jul-91	5-27.5
STONEGATE MANOR	998,582	76,000	1,265,168	9,560	76,000	1,274,728	1,350,728	583,535	Dec-90	May-91	7-27.5
TURNER LANE	713,221	31,530	882,974	1,750	31,530	884,724	916,254	390,541	Jul-91	May-91	7-27.5
UNION BAPTIST	367,714	0	1,151,557	(371,966)	0	779,591	779,591	384,593	Apr-91	May-91	5-27.5
VILLAS LAKERIDGE	525,875	47,952	605,356	2,814	47,952	608,170	656,122	269,652	Mar-91	Mar-91	5-27.5
WAYNESBORO	1,355,893	50,000	1,455,507	64,606	50,000	1,520,113	1,570,113	655,483	Jan-91	Apr-91	5-27.5
WINDSOR II	727,162	51,178	887,455	13,323	51,178	900,778	951,956	425,694	Nov-90	Apr-91	7-27.5
WOODCREST	701,689	42,000	883,702	45,453	42,000	929,155	971,155	267,101	Nov-91	Jun-91	7-40
WOODSIDE	1,141,510	19,383	1,378,829	66,781	19,383	1,445,610	1,464,993	718,420	Mar-91	Apr-91	5/40

	65,409,258	4,852,412	90,653,822	20,979,676	4,810,783	111,633,498	116,444,281	40,426,898

Since the Operating Partnerships maintain a calendar year end, the information reported on this schedule is as of December 31, 2002.

There we no carrying costs as of December 31, 2002. The Column has been omitted for presentation purposes.

Notes to Schedule III
Boston Capital Tax Credit Fund II Limited Partnership - Series 12

Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period - 4/1/92		$79,690,665
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	9,428,122
Improvements, etc	7,164,766
Other	0
		$16,592,888
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/93		$96,283,553
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	901,206
Improvements, etc	16,586,367
Other	0
		$17,487,573
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/94		$113,771,126
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	2,226,528
Other	0
		$2,226,528
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/95		$115,997,654

Balance at close of period - 3/31/95		$115,997,654
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	231,724
Other	0
		$231,724
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/96		$116,229,378
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	67,052
Other	0
		$67,052
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/97		$116,296,430
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	141,479
Other	0
		$141,479
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/98		$116,437,909

Balance at close of period - 3/31/98		$116,437,909
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	144,694
Other	0
		$144,694
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/99		$116,582,603
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	(292,387)
Other	0
		$(292,387)
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/00		$116,290,215
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	(743,691)
Other	0
		$(743,691)
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/01		$115,546,524

Balance at close of period - 3/31/01		$115,546,524
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	538,950
Other	0
		$538,950
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/02		$116,085,474
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	358,807
Other	0
		$358,807
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/03		$116,444,281

Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period - 4/1/92		$2,036,741
Current year expense	$3,141,623
Balance at close of period - 3/31/93		$5,178,364
Current year expense	$3,409,630
Balance at close of period - 3/31/94		$8,587,994
Current year expense	$4,171,394
Balance at close of period - 3/31/95		$12,759,388
Current year expense	$4,116,629
Balance at close of period - 3/31/96		$16,876,017
Current year expense	$3,687,191
Balance at close of period - 3/31/97		$20,563,208
Current year expense	$3,611,359
Balance at close of period - 3/31/98		$24,174,567
Current year expense	$3,513,077
Balance at close of period - 3/31/99		$27,687,644
Current year expense	$3,220,274
Balance at close of period - 3/31/00		$30,907,918
Current year expense	$2,820,392
Balance at close of period - 3/31/01		$33,728,310
Current year expense	$3,371,448
Balance at close of period - 3/31/02		$37,099,758
Current year expense	$3,327,140
Balance at close of period - 3/31/03		$40,426,898

Boston Capital Tax Credit Fund II Limited Partnership - Series 14
Schedule III - Real Estate and Accumulated Depreciation
March 31, 2003

		Initial cost to company		Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period						Life on which
Description	Encum- brances	Land	Buildings and improvements	Improvements	Land	Buildings and improvements	Total	Accumulated depreciation	Date of construction	Date acquired	depreciation is computed
ADA VILLAGE	1,015,697	125,997	1,201,080	0	125,997	1,201,080	1,327,077	398,533	Nov-93	Jan-93	5-30
AMHERST	1,574,630	60,000	1,920,734	2,563	60,000	1,923,297	1,983,297	806,398	Jan-92	Jan-92	7-27.5
BECKWOOD MANOR	1,251,805	35,000	1,569,743	49,758	35,000	1,619,501	1,654,501	668,954	Oct-92	May-92	5-27.5
BELMONT VILLAGE	918,187	64,312	1,073,695	88,212	64,312	1,161,907	1,226,219	360,220	Dec-91	Jan-92	7-27.5
BETHEL PARK	1,471,378	265,800	1,310,374	524,455	117,500	1,834,829	1,952,329	579,255	Mar-92	Dec-91	5-40
BLANCHARD VILLAGE	213,137	42,000	727,225	(473,334)	23,726	253,891	277,617	93,240	Sep-91	Oct-91	7-40
BLANCHARD SENIOR	590,224	42,000	730,704	33,871	42,000	764,575	806,575	209,608	Jul-93	Jan-93	5-30
BRANTWOOD	1,130,195	55,500	1,382,381	15,061	55,500	1,397,442	1,452,942	608,922	Sep-91	Jul-91	7-27.5
BRECKENRIDGE	857,472	21,500	1,181,178	1,757	21,500	1,182,935	1,204,435	380,768	Mar-92	Jan-92	7-27.5
BRIARWOOD II	1,473,475	90,000	1,785,580	(192,233)	90,000	1,593,347	1,683,347	628,465	Apr-92	Feb-92	7-27.5
BRIDGE COALITION	0	0	695,990	161,305	0	857,295	857,295	309,942	Dec-91	Jan-92	27.5
BUCHANAN	716,827	63,275	833,561	35,252	63,275	868,813	932,088	411,695	Oct-90	Jul-91	7-27.5
CALIFORNIA INV VII	8,516,143	820,000	9,361,922	16,413,584	803,050	25,775,506	26,578,556	6,458,474	Dec-93	Oct-92	7-27.5
CAPITAL HOUSING	1,406,593	178,000	3,131,389	82,880	178,000	3,214,269	3,392,269	1,379,179	Jan-91	Aug-91	7-27.5
CAPITOL ONE	685,976	35,000	883,508	470	35,000	883,978	918,978	294,069	Aug-95	Mar-95	5-27.5
CARLETON COURT	2,883,206	94,360	3,954,231	227,920	94,360	4,182,151	4,276,511	1,294,414	Dec-91	Dec-91	7-34
CARRIAGE RUN	1,297,110	83,980	1,046,960	562,338	83,980	1,609,298	1,693,278	667,494	Apr-92	Oct-91	7-27.5
CEDARWOOD	1,398,841	61,698	1,477,659	234,950	61,698	1,712,609	1,774,307	443,127	Jan-92	Oct-91	7-27.5
CENTRAL VALLEY	1,802,050	141,353	2,170,282	0	141,353	2,170,282	2,311,635	535,826	Dec-91	Jan-92	5-50
CHAPARRAL	687,710	38,972	863,939	3,510	38,972	867,449	906,421	219,659	Jul-91	Aug-91	7-50
COLLEGE GREEN	3,712,242	225,000	6,774,847	84,664	225,000	6,859,511	7,084,511	2,071,693	Aug-95	Mar-95	5-27.5
COLORADO CITY	536,216	30,000	608,138	49,956	30,000	658,094	688,094	187,128	Oct-91	Oct-91	7-40

		Initial cost to company		Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period						Life on which
Description	Encumbr- ances	Land	Buildings and improvements	Improvements	Land	Buildings and improvements	Total	Accumulated depreciation	Date of construction	Date acquired	depreciation is computed
COTTONWOOD	708,841	40,000	775,242	133,957	40,000	909,199	949,199	224,275	Jul-91	Oct-91	7-40
CRYSTAL SPRINGS	1,289,358	60,000	1,574,032	30,875	60,000	1,604,907	1,664,907	515,079	Jan-92	Jan-92	7-27.5
DAVIS VILLAGE	1,143,819	55,000	1,456,778	0	55,000	1,456,778	1,511,778	488,534	Sep-93	Jan-93	5-30
DERBY HOUSING	1,614,809	165,000	3,451,914	59,393	165,000	3,511,307	3,676,307	1,510,562	Sep-91	Jun-91	7-27.5
DEVENWOOD	861,072	76,000	1,215,772	5,118	76,000	1,220,890	1,296,890	490,327	Jan-93	Jul-92	N/A
DUNCAN VILLAGE	1,105,152	83,875	1,391,226	5,975	83,875	1,397,201	1,481,076	456,492	Nov-93	Jan-93	5-30
EDISON VILLAGE	1,181,173	46,536	1,425,180	51,952	46,536	1,477,132	1,523,668	619,874	Feb-92	Jul-91	7-27.5
EXCELSIOR	616,068	70,000	704,252	24,754	70,000	729,006	799,006	345,088	Apr-91	Feb-92	7-27.5
FOUR OAKS HOUSING	882,234	48,000	1,063,004	4,801	73,083	1,067,805	1,140,888	427,533	Jun-92	Mar-92	7-27.5
FRANKLIN VISTA	917,301	49,520	1,130,261	46,384	49,520	1,176,645	1,226,165	331,918	Apr-92	Jan-92	7-27.5
FRIENDSHIP	1,423,265	195,314	1,639,123	175,265	213,230	1,814,388	2,027,618	951,852	Jun-91	Jan-92	7-27.5
GLENHAVEN PARK	267,940	195,000	834,120	(437,616)	97,500	396,504	494,004	140,400	Jun-89	Jan-94	5-27.5
HARRISON CITY	1,462,483	35,521	1,792,881	109,449	35,521	1,902,330	1,937,851	778,626	Sep-92	Jul-92	7-27.5
HAVEN PARK PTRS II	472,610	225,000	1,045,411	742	225,000	1,046,153	1,271,153	511,241	Jun-89	Jan-94	5-27.5
HAVEN PARK PRTS III	475,035	225,000	1,177,089	742	225,000	1,177,831	1,402,831	375,777	Dec-89	Jan-94	5-27.5
HAVEN PARK PTRS IV	381,956	180,000	874,413	742	180,000	875,155	1,055,155	270,924	Jun-90	Jan-94	5-27.5
HESSMER	898,391	35,000	380,289	822,054	35,000	1,202,343	1,237,343	330,184	Apr-92	Dec-91	7-40
HILLMONT VILLAGE	873,423	38,000	911,697	164,639	38,000	1,076,336	1,114,336	448,918	Jan-92	Sep-91	7-27.5
HUGHES SPRINGS	778,867	35,000	947,230	46,438	35,000	993,668	1,028,668	270,805	Aug-91	Oct-91	7-40
HUNTERS RUN	1,428,173	120,000	1,169,479	560,366	120,000	1,729,845	1,849,845	722,830	Feb-92	Dec-91	7-27.5
IDEPENDENCE	1,069,309	103,901	1,237,331	74,591	103,901	1,311,922	1,415,823	578,898	Jun-91	Aug-91	7-27.5
JARRATT	821,050	55,926	1,028,925	(58,460)	55,926	970,465	1,026,391	408,611	Dec-91	Oct-91	7-27.5

		Initial cost to company		Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period						Life on which
Description	Encumbr- ances	Land	Buildings and improvements	Improvements	Land	Buildings and improvements	Total	Accumulated depreciation	Date of construction	Date acquired	depreciation is computed
KILMARNOCK	788,733	44,000	969,309	0	44,000	969,309	1,013,309	436,266	Apr-91	Jul-91	7-27.5
KING FISHER	160,475	21,000	198,768	0	21,000	198,768	219,768	70,634	Dec-93	Jan-93	5-30
LA GAMA DEL BARIO	664,214	110,000	1,020,084	46,465	110,000	1,066,549	1,176,549	398,454	Aug-92	Jun-92	7-27.5
LAKE ISABELLA	1,971,838	360,000	2,036,815	229,471	360,000	2,266,286	2,626,286	569,166	Jan-92	Sep-91	5-50
LAKEVIEW MEADOWS	1,518,541	99,580	2,665,491	34,940	99,580	2,700,431	2,800,011	1,198,500	Jun-92	Jan-92	12-40
LAKEWOOD TERRACE	3,496,058	124,707	2,257,609	4,634,301	124,707	6,891,910	7,016,617	2,642,442	Aug-89	Nov-93	5-27.5
LEXINGTON PARK	4,756,745	500,000	7,754,757	155,653	500,000	7,910,410	8,410,410	2,206,468	Dec-93	Nov-91	7-27.5
LEXINGTON VILLAGE	205,080	23,814	246,703	0	23,814	246,703	270,517	89,624	Nov-93	Jan-93	5-30
LONACONING	1,467,102	113,305	181,203	1,558,889	113,305	1,740,092	1,853,397	481,328	Sep-92	Dec-91	5-27.5
LOUIS ASSOCIATES	784,702	13,720	1,038,651	41,022	13,720	1,079,673	1,093,393	369,033	Jan-92	Mar-92	7-27.5
MAIDU	1,878,192	56,500	5,108,838	92,353	56,500	5,201,191	5,257,691	2,254,391	Dec-91	Jan-92	7-27.5
MARION MANOR	991,352	50,000	1,237,671	53,921	50,000	1,291,592	1,341,592	340,562	Jun-92	Feb-92	7-27.5
MAYSVILLE VILLAGE	213,007	25,920	255,681	0	25,920	255,681	281,601	93,050	Oct-93	Jan-93	5-30
MCCOMB FAMILY	994,243	30,000	1,226,748	37,449	30,000	1,264,197	1,294,197	459,301	Oct-91	Oct-91	7-27.5
MONTAGUE	1,126,342	0	1,493,360	106,446	22,223	1,599,806	1,622,029	615,606	Dec-91	Dec-91	5-30
NAVAPAI	872,588	53,480	1,073,287	25,572	53,480	1,098,859	1,152,339	305,837	Apr-91	Jun-91	7-50
NEVADA CITY	3,507,094	492,000	3,954,179	135,550	492,000	4,089,729	4,581,729	982,904	Oct-91	Jan-92	5-27.5
NEW RIVER	1,466,397	46,400	1,279,522	532,062	46,400	1,811,584	1,857,984	546,433	Feb-92	Aug-91	7-27.5
NEWELLTON	925,289	57,600	1,161,263	52,469	57,600	1,213,732	1,271,332	335,094	Apr-92	Feb-92	7-40
OAKLAND VILLAGE	841,894	38,400	1,021,589	2,127	58,014	1,023,716	1,081,730	401,440	Aug-92	May-92	7-27.5
OKEMAH VILLAGE	676,419	27,752	872,256	0	27,752	872,256	900,008	294,962	May-93	Jan-93	7-27.5

		Initial cost to company		Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period						Life on which
Description	Encumbr- ances	Land	Buildings and improvements	Improvements	Land	Buildings and improvements	Total	Accumulated depreciation	Date of construction	Date acquired	depreciation is computed

ONE NORTHRIDGE	2,006,662	190,000	3,051,424	237,733	190,000	3,289,157	3,479,157	1,163,815	Feb-92	Jan-92	7-27.5
PARKWOOD	2,814,963	316,667	4,358,381	12,008	316,667	4,370,389	4,687,056	1,974,294	May-91	Oct-91	7-27.5
PINERIDGE	968,387	31,500	494,515	779,903	31,500	1,274,418	1,305,918	305,141	Mar-92	Oct-91	7-27.5
PITTSFIELD PARK	1,033,959	204,900	781,557	619,207	58,000	1,400,764	1,458,764	470,979	Jun-92	Dec-91	5-30
PLANTATION IV	1,402,245	77,000	1,697,631	22,586	77,000	1,720,217	1,797,217	733,724	Nov-91	Dec-91	7-27.5
PORTVILLE SQUARE	895,581	66,206	1,068,007	87,711	66,206	1,155,718	1,221,924	347,201	Mar-92	Mar-92	7-27.5
PRAGUE VILLAGE	105,751	10,500	157,060	0	10,500	157,060	167,560	59,230	Mar-93	Jan-93	7-27.5
RAINIER MANOR	3,537,442	521,000	5,852,852	59,516	521,000	5,912,368	6,433,368	1,719,527	Jan-93	Mar-92	7-27.5
ROSENBERG	1,742,683	452,000	10,701,246	(8,438,332)	415,000	2,262,914	2,677,914	389,022	Jan-92	Dec-91	7-27.5
ROSEWOOD MANOR	1,422,986	175,000	1,605,480	15,627	175,000	1,621,107	1,796,107	691,235	Nov-91	Dec-91	7-27.5
SAN JACINTO	2,345,531	288,000	2,694,130	105,463	288,000	2,799,593	3,087,593	727,318	Oct-91	Jan-92	5-50
SCHROON LAKE	1,043,631	78,000	1,318,831	50,993	78,000	1,369,824	1,447,824	527,735	Jan-92	Nov-91	5-50
SCOTT PARTNERS	1,058,863	60,000	1,171,445	742,667	60,000	1,914,112	1,974,112	637,614	Nov-91	Oct-91	7-27.5
SIOUX FALLS	940,776	82,406	2,233,596	45,159	82,406	2,278,755	2,361,161	990,559	Oct-91	Nov-91	7-27.5
SMITHVILLE	1,230,587	79,790	1,465,210	90,932	79,790	1,556,142	1,635,932	738,373	May-91	Feb-92	7-27.5
SOUTH FULTON	658,088	34,000	794,896	5,885	34,000	800,781	834,781	279,498	Aug-91	Oct-91	7-27.5
STANDARDVILLE	578,686	29,500	691,006	0	29,500	691,006	720,506	216,291	Nov-91	Apr-92	5-40
ST BARNABAS	1,174,589	43,335	1,520,445	525	43,335	1,520,970	1,564,305	377,173	Dec-91	Oct-91	7-27.5
SUMMERLANE	864,294	48,700	1,010,651	3,038	48,700	1,013,689	1,062,389	433,900	Nov-91	Jul-91	7-27.5
TIONESTA MANOR	1,411,310	229,850	1,666,675	114,936	229,850	1,781,611	2,011,461	781,984	Jan-92	Feb-92	7-27.5

		Initial cost to company		Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period						Life on which
Description	Encumbr- ances	Land	Buildings and improvements	Improvements	Land	Buildings and improvements	Total	Accumulated depreciation	Date of construction	Date acquired	depreciation is computed
TITUSVILLE	1,225,017	85,280	1,235,975	254,538	85,280	1,490,513	1,575,793	626,484	Jan-92	Dec-91	7-27.5
TOANO III	701,276	56,266	874,381	4,960	56,266	879,341	935,607	397,956	Jul-91	Jul-91	7-27.5
TOPSHAM	1,114,870	135,552	1,458,644	9,613	135,552	1,468,257	1,603,809	425,741	Aug-92	Nov-91	10-40
TOWNVIEW	1,364,277	87,238	1,713,135	137,568	87,238	1,850,703	1,937,941	581,979	Oct-91	Sep-91	5-27.5
TYRONE HOUSING	1,465,843	138,700	1,850,252	151,759	49,050	2,002,011	2,051,061	605,034	Jan-92	Dec-91	5-40
VICTORIA	1,359,497	12,500	1,733,581	13,114	12,500	1,746,695	1,759,195	709,909	Jun-92	Jan-92	5-27.5
VILLAGE TERRACE	675,745	63,000	1,529,691	800	63,000	1,530,491	1,593,491	654,368	Sep-91	May-92	5-40
WASHINGTON	1,151,137	72,396	1,494,696	59,210	72,396	1,553,906	1,626,302	653,611	Aug-91	Jul-91	7-27
WESLEY VILLAGE	1,296,566	44,750	347,831	1,265,716	44,750	1,613,547	1,658,297	461,231	Jun-92	Oct-91	5-27.5
WILDWOOD	1,250,136	94,949	1,498,290	30,956	94,949	1,529,246	1,624,195	466,463	Oct-91	Oct-91	5-40
WOODFIELD COMMONS	693,841	66,533	2,478,583	132,712	83,066	2,611,295	2,694,361	807,654	Jun-91	Sep-91	12-40
WOODSIDE	1,199,655	44,000	1,472,335	23,638	44,000	1,495,973	1,539,973	625,101	Oct-91	Nov-91	7-27.5
WYNNEWOOD VILLAGE	387,056	41,987	521,591	0	41,987	521,591	563,578	187,334	Nov-93	Jan-93	5-27.5
YORKSHIRE	914,204	29,265	1,079,451	120,188	29,265	1,199,639	1,228,904	521,169	Sep-91	Aug-91	5-27.5
ZINMASTER	1,746,117	100,000	3,307,709	37,964	100,000	3,345,673	3,445,673	1,844,324	Jan-88	Jan-95	5-27.5

	127,899,999	11,090,288	175,895,736	24,266,083	10,637,083	200,161,819	210,798,902	68,430,277

Since the Operating Partnerships maintain a calendar year end, the information reported on this schedule is as of December 31, 2002

There we no carrying costs as of December 31, 2002 The Column has been omitted for presentation purposes.

Notes to Schedule III
Boston Capital Tax Credit Fund II Limited Partnership - Series 14

Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period - 4/1/92		$81,648,074
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	80,920,213
Improvements, etc	5,161,569
Other	0
		$86,081,782
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/93		$167,729,856
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	2,382,316
Improvements, etc	38,261,558
Other	0
		$40,643,874
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/94		$208,373,730
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	4,756,033
Improvements, etc	4,399,236
Other	0
		$9,155,269
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/95		$217,528,999

Balance at close of period - 3/31/95		$217,528,999
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	11,627,996
Other	0
		$11,627,996
Deductions during period:
Cost of real estate sold	$0
Other	(299,900)
		(299,900)
Balance at close of period - 3/31/96		$228,857,095
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	(9,932,304)
Other	0
		$(9,932,304)
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/97		$218,924,791
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	369,722
Other	0
		$369,722
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/98		$219,294,513

Balance at close of period - 3/31/98		$219,294,513
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	768,624
Other	0
		$768,624
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/99		$220,063,137
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	895,813
Other	0
		$895,813
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/00		$220,958,950
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	500,163
Other	0
		$500,163
Deductions during period:
Cost of real estate sold	$0
Other	(500,959)
		(500,959)
Balance at close of period - 3/31/01		$220,958,184

Balance at close of period - 3/31/01		$220,958,184
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	657,888
Other	0
		$657,888
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/02		$221,616,072
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	443,056
Other	0
		$443,056
Deductions during period:
Cost of real estate sold	$(11,260,226)
Other	0
		(11,260,226)
Balance at close of period - 3/31/03		$210,798,902

Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period - 4/1/92		$659,075
Current year expense	$5,383,385
Balance at close of period - 3/31/93		$6,042,460
Current year expense	$6,562,213
Balance at close of period - 3/31/94		$12,604,673
Current year expense	$7,623,477
Balance at close of period - 3/31/95		$20,228,150
Current year expense	$8,161,751
Balance at close of period - 3/31/96		$28,389,901
Current year expense	$5,335,897
Balance at close of period - 3/31/97		$33,725,798
Current year expense	$6,688,907
Balance at close of period - 3/31/98		$40,414,705
Current year expense	$6,624,768
Balance at close of period - 3/31/99		$47,039,473
Current year expense	$6,550,775
Balance at close of period - 3/31/00		$53,590,248
Current year expense	$5,968,135
Balance at close of period - 3/31/01		$59,558,383
Current year expense	$6,445,983
Balance at close of period - 3/31/02		$66,004,366
Current year expense	$2,425,911
Balance at close of period - 3/31/03		$68,430,277