Form 10-K, Exhibit 13
period 2004-03-31
BOSTON CAPITAL TAX CREDIT FUND II LTD PARTNERSHIP
filed 2004-07-14
CIK 853566

Exhibit 13

FINANCIAL STATEMENTS AND

INDEPENDENT AUDITORS’ REPORT

BOSTON CAPITAL TAX CREDIT FUND II

LIMITED PARTNERSHIP -

SERIES 7, 9 THROUGH 12, AND 14

MARCH 31, 2004 AND 2003

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

(301) 652-9100 * Fax (301) 652-1848

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Partners

Boston Capital Tax Credit Fund II

  Limited Partnership

We have audited the accompanying balance sheets of Boston Capital Tax Credit Fund II Limited Partnership, including Boston Capital Tax Credit Fund II Limited Partnership - Series 7, Series 9 through 12, and Series 14, in total and for each series, as of March 31, 2004 and 2003, and the related statements of operations, changes in partners’ capital (deficit) and cash flows for the total partnership and for each of the series for each of the three years in the period ended March 31, 2004.  These financial statements are the responsibility of the partnership’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.  We did not audit the financial statements of certain operating limited partnerships which investments represent $8,379,838 and $3,127,902 of the total partnership assets as of March 31, 2004 and 2003, respectively, and $(1,890,532), $(662,401) and $(1,933,034), of the total  partnership income (loss) for the years ended March 31, 2004, 2003 and 2002, respectively; of the assets for Series 7 as of March 31, 2004 and 2003, $2,547 and $0, respectively, and of the income (loss) for Series 7 for the years ended March 31, 2004, 2003 and 2002, $1,519, $0 and $(89,813), respectively; of the assets for Series 9 as of March 31, 2004 and 2003, $136,814 and $340,752, respectively, and of the income (loss) for Series 9 for the years ended March 31, 2004, 2003 and 2002, $(362,232), $(121,458) and $(310,068), respectively; of the assets for Series 10 as of March 31, 2004 and 2003, $309,494 and $436,539, respectively, and of the income (loss) for Series 10 for the years ended March 31, 2004, 2003 and 2002, $(54,452), $(20,641) and $(92,795), respectively; of the assets for Series 11 as of March 31, 2004 and 2003, $689,565 and $843,692, respectively, and of the income (loss) for Series 11 for the years ended March 31, 2004, 2003 and 2002, $(329,446), $(194,214) and $(309,269), respectively; of the assets for Series 12 as of March 31, 2004 and 2003, $3,863,968 and $628,421, respectively, and of the income (loss) for Series 12 for the years ended March 31, 2004, 2003 and 2002, $(478,247), $(246,938) and $(384,910), respectively; and of the assets for Series 14 as of March 31, 2004 and 2003, $3,377,450 and $878,498, respectively, and of the income (loss) for Series 14 for the years ended March 31, 2004, 2003 and 2002, $(667,674), $(79,150) and $(746,179), respectively.  Those statements were audited by other auditors, whose reports have been furnished to us, and our opinion, insofar as it relates to those operating limited partnerships, is based solely on the reports of the other auditors.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits and the reports of the other auditors provide a reasonable basis for our opinion.

In our opinion, based on our audits and the reports of the other auditors, the financial statements referred to above present fairly, in all material respects, the financial position of Boston Capital Tax Credit Fund II L.P. - Series 7, Series 9 through 12, and Series 14, in total and for each series, as of March 31, 2004 and 2003, and the results of its operations and its cash flows for the total partnership and for each of the series for each of the three years in the period ended March 31, 2004, in conformity with accounting principles generally accepted in the United States of America.

We and other auditors have also audited the information included in the related financial statement schedule listed in Form 10-K item 15(a) of Boston Capital Tax Credit Fund II Limited Partnership - Series 7, Series 9 through 12, and Series 14 as of March 31, 2004.  In our opinion, the schedule presents fairly the information required to be set forth therein, in conformity with accounting principles generally accepted in the United States of America.

/s/ Reznick Fedder & Silverman

Bethesda, Maryland
June 25, 2004

Boston Capital Tax Credit Fund II Limited Partnership

Series 7, 9 through 12, and 14

BALANCE SHEETS

March 31, 2004 and 2003

	Total
	2004	2003
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and C)	$16,946,065	$23,401,004

OTHER ASSETS
Cash and cash equivalents (notes A and E)	1,749,417	3,633,932
Notes receivable (note F)	303,374	543,584
Deferred acquisition costs, net of accumulated amortization (notes A and C)	898,393	946,954
Other	381,162	981,330

	$20,278,411	$29,506,804

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable - trade	$1,380	$2,618
Accounts payable - affiliates (note B)	28,623,506	26,173,258
Capital contributions payable (note C)	236,345	236,345

	28,861,231	26,412,221
PARTNERS’ CAPITAL (DEFICIT) (note A)
Assignor limited partner
Units of limited partnership interest consisting of 20,000,000 authorized beneficial assignee certificates (BAC), $10 stated value, 18,679,738 issued and outstanding to the assignees at March 31, 2004 and 2003	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 18,679,738 issued and outstanding at March 31, 2004 and 2003	(6,912,721)	4,672,658
General partner	(1,670,099)	(1,578,075)

	(8,582,820)	3,094,583

	$20,278,411	$29,506,804

	Series 7
	2004	2003
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and C)	$52,288	$133,996

OTHER ASSETS
Cash and cash equivalents (notes A and E)	12,216	9,823
Notes receivable (note F)	—	—
Deferred acquisition costs, net of accumulated amortization (notes A and C)	—	—
Other	5,500	26,450

	$70,004	$170,269

LIABILITIES AND PARTNERS’ DEFICIT

LIABILITIES
Accounts payable - trade	$—	$—
Accounts payable - affiliates (note B)	1,752,962	1,531,754
Capital contributions payable (note C)	—	—

	1,752,962	1,531,754
PARTNERS’ DEFICIT (note A)
Assignor limited partner
Units of limited partnership interest consisting of 20,000,000 authorized beneficial assignee certificates (BAC), $10 stated value, 1,036,100 issued and outstanding to the assignees at March 31, 2004 and 2003	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 1,036,100 issued and outstanding at March 31, 2004 and 2003	(1,576,201)	(1,257,943)
General partner	(106,757)	(103,542)

	(1,682,958)	(1,361,485)

	$70,004	$170,269

	Series 9
	2004	2003
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and C)	$222,660	$1,463,578

OTHER ASSETS
Cash and cash equivalents (notes A and E)	243,617	2,030,872
Notes receivable (note F)	—	—
Deferred acquisition costs, net of accumulated amortization (notes A and C)	16,092	16,962
Other	127,579	196,033

	$609,948	$3,707,445

LIABILITIES AND PARTNERS’ DEFICIT

LIABILITIES
Accounts payable - trade	$—	$—
Accounts payable - affiliates (note B)	6,194,767	5,676,451
Capital contributions payable (note C)	—	—

	6,194,767	5,676,451
PARTNERS’ DEFICIT (note A)
Assignor limited partner
Units of limited partnership interest consisting of 20,000,000 authorized beneficial assignee certificates (BAC), $10 stated value, 4,178,029 issued and outstanding to the assignees at March 31, 2004 and 2003	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 4,178,029 issued and outstanding at March 31, 2004 and 2003	(5,188,152)	(1,588,976)
General partner	(396,667)	(380,030)

	(5,584,819)	(1,969,006)

	$609,948	$3,707,445

	Series 10
	2004	2003
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and C)	$2,287,645	$3,083,826

OTHER ASSETS
Cash and cash equivalents (notes A and E)	184,427	121,830
Notes receivable (note F)	—	—
Deferred acquisition costs, net of accumulated amortization (notes A and C)	63,667	67,108
Other	2,500	38,978

	$2,538,239	$3,311,742

LIABILITIES AND PARTNERS’ DEFICIT

LIABILITIES
Accounts payable - trade	$—	$1,238
Accounts payable - affiliates (note B)	4,295,267	3,965,785
Capital contributions payable (note C)	—	—

	4,295,267	3,967,023
PARTNERS’ DEFICIT (note A)
Assignor limited partner
Units of limited partnership interest consisting of 20,000,000 authorized beneficial assignee certificates (BAC), $10 stated value, 2,428,925 issued and outstanding to the assignees at March 31, 2004 and 2003	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,428,925 issued and outstanding at March 31, 2004 and 2003	(1,536,339)	(445,609)
General partner	(220,689)	(209,672)

	(1,757,028)	(655,281)

	$2,538,239	$3,311,742

	Series 11
	2004	2003
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and C)	$3,616,386	$5,304,019

OTHER ASSETS
Cash and cash equivalents (notes A and E)	331,830	369,202
Notes receivable (note F)	—	—
Deferred acquisition costs, net of accumulated amortization (notes A and C)	32,271	34,015
Other	86,781	125,940

	$4,067,268	$5,833,176

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable - trade	$—	$—
Accounts payable - affiliates (note B)	3,595,234	3,254,555
Capital contributions payable (note C)	22,528	22,528

	3,617,762	3,277,083
PARTNERS’ CAPITAL (DEFICIT) (note A)
Assignor limited partner
Units of limited partnership interest consisting of 20,000,000 authorized beneficial assignee certificates (BAC), $10 stated value, 2,489,599 issued and outstanding to the assignees at March 31, 2004 and 2003	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,489,599 issued and outstanding at March 31, 2004 and 2003	659,696	2,745,217
General partner	(210,190)	(189,124)

	449,506	2,556,093

	$4,067,268	$5,833,176

	Series 12
	2004	2003
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and C)	$4,827,072	$5,532,116

OTHER ASSETS
Cash and cash equivalents (notes A and E)	67,139	39,674
Notes receivable (note F)	—	—
Deferred acquisition costs, net of accumulated amortization (notes A and C)	246,360	259,677
Other	25,218	116,367

	$5,165,789	$5,947,834

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable - trade	$—	$—
Accounts payable - affiliates (note B)	4,474,748	4,067,244
Capital contributions payable (note C)	11,405	11,405

	4,486,153	4,078,649
PARTNERS’ CAPITAL (DEFICIT) (note A)
Assignor limited partner
Units of limited partnership interest consisting of 20,000,000 authorized beneficial assignee certificates (BAC), $10 stated value, 2,972,795 issued and outstanding to the assignees at March 31, 2004 and 2003	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,972,795 issued and outstanding at March 31, 2004 and 2003	930,098	2,107,752
General partner	(250,462)	(238,567)

	679,636	1,869,185

	$5,165,789	$5,947,834

	Series 14
	2004	2003
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and C)	$5,940,014	$7,883,469

OTHER ASSETS
Cash and cash equivalents (notes A and E)	910,188	1,062,531
Notes receivable (note F)	303,374	543,584
Deferred acquisition costs, net of accumulated amortization (notes A and C)	540,003	569,192
Other	133,584	477,562

	$7,827,163	$10,536,338

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable - trade	$1,380	$1,380
Accounts payable - affiliates (note B)	8,310,528	7,677,469
Capital contributions payable (note C)	202,412	202,412

	8,514,320	7,881,261
PARTNERS’ CAPITAL (DEFICIT) (note A)
Assignor limited partner
Units of limited partnership interest consisting of 20,000,000 authorized beneficial assignee certificates (BAC), $10 stated value, 5,574,290 issued and outstanding to the assignees at March 31, 2004 and 2003	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 5,574,290 issued and outstanding at March 31, 2004 and 2003	(201,823)	3,112,217
General partner	(485,334)	(457,140)

	(687,157)	2,655,077

	$7,827,163	$10,536,338

Boston Capital Tax Credit Fund II Limited Partnership

Series 7, 9 through 12, and 14

STATEMENTS OF OPERATIONS

Years ended March 31, 2004, 2003 and 2002

	Total
	2004	2003	2002
Income
Interest income	$12,799	$20,587	$46,893
Miscellaneous income	52,910	35,706	6,256

	65,709	56,293	53,149

Share of losses from operating limited partnerships (note A)	(4,482,965)**	(5,855,904)*	(5,815,333)

Expenses
Professional fees	233,958	209,866	197,404
Partnership management fee (note B)	2,115,746	1,831,759	2,258,377
Amortization (note A)	48,561	48,561	48,561
Impairment loss (note A)	2,170,579	1,421,709	—
General and administrative expenses (note B)	216,307	522,282	135,444

	4,785,151	4,034,177	2,639,786

NET LOSS (note A)	$(9,202,407)	$(9,833,788)	$(8,401,970)

Net loss allocated to general partner	$(92,024)	$(98,337)	$(84,020)

Net loss allocated to assignees	$(9,110,383)	$(9,735,451)	$(8,317,950)

Net loss per BAC	$(0.49)	$(0.52)	$(0.45)

*                 Includes loss on sale of operating limited partnership (Series 10) of $1,396,476, (Series 14) of $420,816 and gain on sale of operating limited partnership (Series 9) of $275,743.

**          Includes gain on sale of operating limited partnership (Series 9) of $187,718 and loss on sale of operating limited partnerships (Series 14) of $27,197.

	Series 7
	2004	2003	2002
Income
Interest income	$56	$182	$64
Miscellaneous income	3,450	3,150	—

Total income	3,506	3,332	64

Share of losses from operating limited partnerships (note A)	(202,186)	(128,780)	(214,307)

Expenses
Professional fees	13,486	12,047	11,698
Partnership management fee (note B)	98,620	88,996	94,584
Amortization (note A)	—	—	—
Impairment loss (note A)	—	—	—
General and administrative expenses (note B)	10,687	63,193	9,933

	122,793	164,236	116,215

NET LOSS (note A)	$(321,473)	$(289,684)	$(330,458)

Net loss allocated to general partner	$(3,215)	$(2,897)	$(3,305)

Net loss allocated to assignees	$(318,258)	$(286,787)	$(327,153)

Net loss per BAC	$(0.30)	$(0.27)	$(0.32)

	Series 9
	2004	2003	2002
Income
Interest income	$5,970	$4,114	$11,112
Miscellaneous income	9,808	15,247	—

Total income	15,778	19,361	11,112

Share of losses from operating limited partnerships (note A)	(413,847)**	(506,208)*	(1,269,639)

Expenses
Professional fees	44,204	37,086	33,888
Partnership management fee (note B)	472,382	217,108	534,108
Amortization (note A)	870	870	870
Impairment loss (note A)	706,730	733,718	—
General and administrative expenses (note B)	41,446	163,567	24,951

	1,265,632	1,152,349	593,817

NET LOSS (note A)	$(1,663,701)	$(1,639,196)	$(1,852,344)

Net loss allocated to general partner	$(16,637)	$(16,392)	$(18,523)

Net loss allocated to assignees	$(1,647,064)	$(1,622,804)	$(1,833,821)

Net loss per BAC	$(0.39)	$(0.39)	$(0.44)

*                 Includes gain on sale of operating limited partnership (Series 9) of $275,743.

**          Includes gain on sale of operating limited partnership (Series 9) of $187,718.

	Series 10
	2004	2003	2002
Income
Interest income	$724	$3,963	$4,938
Miscellaneous income	12,760	1,352	150

Total income	13,484	5,315	5,088

Share of losses from operating limited partnerships (note A)	(541,238)	(1,912,648)*	(399,663)

Expenses
Professional fees	31,185	28,513	27,042
Partnership management fee (note B)	265,720	308,963	331,705
Amortization (note A)	3,441	3,441	3,441
Impairment loss (note A)	246,427	—	—
General and administrative expenses (note B)	27,220	132,288	20,020

	573,993	473,205	382,208

NET LOSS (note A)	$(1,101,747)	$(2,380,538)	$(776,783)

Net loss allocated to general partner	$(11,017)	$(23,805)	$(7,768)

Net loss allocated to assignees	$(1,090,730)	$(2,356,733)	$(769,015)

Net loss per BAC	$(0.45)	$(0.97)	$(0.32)

*                 Includes loss on sale of operating limited partnership (Series 10) of $1,396,476.

	Series 11
	2004	2003	2002
Income
Interest income	$1,516	$5,582	$11,656
Miscellaneous income	9,106	7,339	2,038

Total income	10,622	12,921	13,694

Share of losses from operating limited partnerships (note A)	(1,215,227)	(575,968)	(753,314)

Expenses
Professional fees	35,403	28,607	26,466
Partnership management fee (note B)	297,947	303,614	306,500
Amortization (note A)	1,744	1,744	1,744
Impairment loss (note A)	542,101	573,631	—
General and administrative expenses (note B)	24,787	30,458	18,355

	901,982	938,054	353,065

NET LOSS (note A)	$(2,106,587)	$(1,501,101)	$(1,092,685)

Net loss allocated to general partner	$(21,066)	$(15,011)	$(10,927)

Net loss allocated to assignees	$(2,085,521)	$(1,486,090)	$(1,081,758)

Net loss per BAC	$(0.84)	$(0.60)	$(0.43)

	Series 12
	2004	2003	2002
Income
Interest income	$240	$420	$799
Miscellaneous income	4,920	943	1,050

Total income	5,160	1,363	1,849

Share of losses from operating limited partnerships (note A)	(645,546)	(726,551)	(969,561)

Expenses
Professional fees	35,164	33,939	34,794
Partnership management fee (note B)	327,198	354,616	361,681
Amortization (note A)	13,317	13,317	13,317
Impairment loss (note A)	141,919	—	—
General and administrative expenses (note B)	31,565	39,886	22,323

	549,163	441,758	432,115

NET LOSS (note A)	$(1,189,549)	$(1,166,946)	$(1,399,827)

Net loss allocated to general partner	$(11,895)	$(11,669)	$(13,998)

Net loss allocated to assignees	$(1,177,654)	$(1,155,277)	$(1,385,829)

Net loss per BAC	$(0.40)	$(0.39)	$(0.47)

	Series 14
	2004	2003	2002
Income
Interest income	$4,293	$6,326	$18,324
Miscellaneous income	12,866	7,675	3,018

Total income	17,159	14,001	21,342

Share of losses from operating limited partnerships (note A)	(1,464,921)**	(2,005,749)*	(2,208,849)

Expenses
Professional fees	74,516	69,674	63,516
Partnership management fee (note B)	653,879	558,462	629,799
Amortization (note A)	29,189	29,189	29,189
Impairment loss (note A)	533,402	114,360	—
General and administrative expenses (note B)	80,602	92,890	39,862

	1,371,588	864,575	762,366

NET LOSS (note A)	$(2,819,350)	$(2,856,323)	$(2,949,873)

Net loss allocated to general partner	$(28,194)	$(28,563)	$(29,499)

Net loss allocated to assignees	$(2,791,156)	$(2,827,760)	$(2,920,374)

Net loss per BAC	$(0.50)	$(0.51)	$(0.52)

*                 Includes loss on sale of operating limited partnership (Series 14) of $420,816.

**          Includes loss on sale of operating limited partnerships (Series 14) of $27,197.

See notes to financial statements

Boston Capital Tax Credit Fund II Limited Partnership

Series 7, 9 through 12, and 14

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT)

Years ended March 31, 2004, 2003 and 2002

Total	Assignees	General partner	Total

Partners’ capital (deficit), March 31, 2001	$23,495,380	$(1,395,718)	$22,099,662

Net loss	(8,317,950)	(84,020)	(8,401,970)

Partners’ capital (deficit), March 31, 2002	15,177,430	(1,479,738)	13,697,692

Net loss	(9,735,451)	(98,337)	(9,833,788)

Distributions	(769,321)	—	(769,321)

Partners’ capital (deficit), March 31, 2003	4,672,658	(1,578,075)	3,094,583

Net loss	(9,110,383)	(92,024)	(9,202,407)

Distributions	(2,474,996)	—	(2,474,996)

Partners’ capital (deficit), March 31, 2004	$(6,912,721)	$(1,670,099)	$(8,582,820)

Series 7	Assignees	General partner	Total

Partners’ capital (deficit), March 31, 2001	$(644,003)	$(97,340)	$(741,343)

Net loss	(327,153)	(3,305)	(330,458)

Partners’ capital (deficit), March 31, 2002	(971,156)	(100,645)	(1,071,801)

Net loss	(286,787)	(2,897)	(289,684)

Distributions	—	—	—

Partners’ capital (deficit), March 31, 2003	(1,257,943)	(103,542)	(1,361,485)

Net loss	(318,258)	(3,215)	(321,473)

Distributions	—	—	—

Partners’ capital (deficit), March 31, 2004	$(1,576,201)	$(106,757)	$(1,682,958)

Series 9	Assignees	General partner	Total

Partners’ capital (deficit), March 31, 2001	$1,867,649	$(345,115)	$1,522,534

Net loss	(1,833,821)	(18,523)	(1,852,344)

Partners’ capital (deficit), March 31, 2002	33,828	(363,638)	(329,810)

Net loss	(1,622,804)	(16,392)	(1,639,196)

Distributions	—	—	—

Partners’ capital (deficit), March 31, 2003	(1,588,976)	(380,030)	(1,969,006)

Net loss	(1,647,064)	(16,637)	(1,663,701)

Distributions	(1,952,112)	—	(1,952,112)

Partners’ capital (deficit), March 31, 2004	$(5,188,152)	$(396,667)	$(5,584,819)

Series 10	Assignees	General partner	Total

Partners’ capital (deficit), March 31, 2001	$3,449,460	$(178,099)	$3,271,361

Net loss	(769,015)	(7,768)	(776,783)

Partners’ capital (deficit), March 31, 2002	2,680,445	(185,867)	2,494,578

Net loss	(2,356,733)	(23,805)	(2,380,538)

Distributions	(769,321)	—	(769,321)

Partners’ capital (deficit), March 31, 2003	(445,609)	(209,672)	(655,281)

Net loss	(1,090,730)	(11,017)	(1,101,747)

Distributions	—	—	—

Partners’ capital (deficit), March 31, 2004	$(1,536,339)	$(220,689)	$(1,757,028)

Series 11	Assignees	General partner	Total

Partners’ capital (deficit), March 31, 2001	$5,313,065	$(163,186)	$5,149,879

Net loss	(1,081,758)	(10,927)	(1,092,685)

Partners’ capital (deficit), March 31, 2002	4,231,307	(174,113)	4,057,194

Net loss	(1,486,090)	(15,011)	(1,501,101)

Distributions	—	—	—

Partners’ capital (deficit), March 31, 2003	2,745,217	(189,124)	2,556,093

Net loss	(2,085,521)	(21,066)	(2,106,587)

Distributions	—	—	—

Partners’ capital (deficit), March 31, 2004	$659,696	$(210,190)	$449,506

Series 12	Assignees	General partner	Total

Partners’ capital (deficit), March 31, 2001	$4,648,858	$(212,900)	$4,435,958

Net loss	(1,385,829)	(13,998)	(1,399,827)

Partners’ capital (deficit), March 31, 2002	3,263,029	(226,898)	3,036,131

Net loss	(1,155,277)	(11,669)	(1,166,946)

Distributions	—	—	—

Partners’ capital (deficit), March 31, 2003	2,107,752	(238,567)	1,869,185

Net loss	(1,177,654)	(11,895)	(1,189,549)

Distributions	—	—	—

Partners’ capital (deficit), March 31, 2004	$930,098	$(250,462)	$679,636

Series 14	Assignees	General partner	Total

Partners’ capital (deficit), March 31, 2001	$8,860,351	$(399,078)	$8,461,273

Net loss	(2,920,374)	(29,499)	(2,949,873)

Partners’ capital (deficit), March 31, 2002	5,939,977	(428,577)	5,511,400

Net loss	(2,827,760)	(28,563)	(2,856,323)

Distributions	—	—	—

Partners’ capital (deficit), March 31, 2003	3,112,217	(457,140)	2,655,077

Net loss	(2,791,156)	(28,194)	(2,819,350)

Distributions	(522,884)	—	(522,884)

Partners’ capital (deficit), March 31, 2004	$(201,823)	$(485,334)	$(687,157)

See notes to financial statements

Boston Capital Tax Credit Fund II Limited Partnership

Series 7, 9 through 12, and 14

STATEMENTS OF CASH FLOWS

Years ended March 31, 2004, 2003 and 2002

	Total
	2004	2003	2002
Cash flows from operating activities
Net loss	$(9,202,407)	$(9,833,788)	$(8,401,970)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities
Distributions from operating limited partnerships	80,563	231,919	46,330
Share of losses from operating limited partnerships	4,482,965	5,855,904	5,815,333
Impairment loss	2,170,579	1,421,709	—
Amortization	48,561	48,561	48,561
Changes in assets and liabilities
Accounts payable and accrued expenses	2,449,011	1,564,579	2,528,244
Other assets	(349)	12,484	5,343

Net cash provided by (used in) operating activities	28,923	(698,632)	41,841

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	—	—	—
(Advances to) repayments from operating limited partnerships	118,278	43,749	(43,283)
Proceeds from sale of operating limited partnerships	443,280	3,513,760	—
Purchase of investments (net of proceeds from redemption of investments)	—	411,470	231,125

Net cash provided by (used in) investing activities	561,558	3,968,979	187,842

Cash flows from financing activities
Distributions paid to assignees	(2,474,996)	(769,321)	—

Net cash provided by (used in) financing activities	(2,474,996)	(769,321)	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(1,884,515)	2,501,026	229,683

Cash and cash equivalents, beginning	3,633,932	1,132,906	903,223

Cash and cash equivalents, end	$1,749,417	$3,633,932	$1,132,906

	Total
	2004	2003	2002
Supplemental schedule of noncash investing and financing activities

The partnership has decreased its capital contribution obligation to the operating limited partnerships and its investments in operating limited partnerships for low-income housing tax credits not generated.	$—	$23,459	$1,299

The partnership has adjusted its investments in operating limited partnerships for low-income tax credits not generated.	$—	$—	$11,816

	Series 7
	2004	2003	2002
Cash flows from operating activities
Net loss	$(321,473)	$(289,684)	$(330,458)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities
Distributions from operating limited partnerships	9,698	1,060	—
Share of losses from operating limited partnerships	202,186	128,780	214,307
Impairment loss	—	—	—
Amortization	—	—	—
Changes in assets and liabilities
Accounts payable and accrued expenses	221,208	113,888	124,615
Other assets	—	—	—

Net cash provided by (used in) operating activities	111,619	(45,956)	8,464

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	—	—	—
(Advances to) repayments from operating limited partnerships	(109,226)	47,254	(6,500)
Proceeds from sale of operating limited partnerships	—	—	—
Purchase of investments (net of proceeds from redemption of investments)	—	—	—

Net cash provided by (used in) investing activities	(109,226)	47,254	(6,500)

Cash flows from financing activities
Distributions paid to assignees	—	—	—

Net cash provided by (used in) financing activities	—	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	2,393	1,298	1,964

Cash and cash equivalents, beginning	9,823	8,525	6,561

Cash and cash equivalents, end	$12,216	$9,823	$8,525

	Series 7
	2004	2003	2002
Supplemental schedule of noncash investing and financing activities

The partnership has decreased its capital contribution obligation to the operating limited partnerships and its investments in operating limited partnerships for low-income housing tax credits not generated.	$—	$—	$—

The partnership has adjusted its investments in operating limited partnerships for low-income tax credits not generated.	$—	$—	$—

	Series 9
	2004	2003	2002
Cash flows from operating activities
Net loss	$(1,663,701)	$(1,639,196)	$(1,852,344)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities
Distributions from operating limited partnerships	1,427	169,394	3,731
Share of losses from operating limited partnerships	413,847	506,208	1,269,639
Impairment loss	706,730	733,718	—
Amortization	870	870	870
Changes in assets and liabilities
Accounts payable and accrued expenses	518,316	(81,628)	568,607
Other assets	(350)	4,195	640

Net cash provided by (used in) operating activities	(22,861)	(306,439)	(8,857)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	—	—	—
(Advances to) repayments from operating limited partnerships	—	41,526	(16,783)
Proceeds from sale of operating limited partnerships	187,718	1,982,683	—
Purchase of investments (net of proceeds from redemption of investments)	—	97,866	(5,078)

Net cash provided by (used in) investing activities	187,718	2,122,075	(21,861)

Cash flows from financing activities
Distributions paid to assignees	(1,952,112)	—	—

Net cash provided by (used in) financing activities	(1,952,112)	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(1,787,255)	1,815,636	(30,718)

Cash and cash equivalents, beginning	2,030,872	215,236	245,954

Cash and cash equivalents, end	$243,617	$2,030,872	$215,236

	Series 9
	2004	2003	2002
Supplemental schedule of noncash investing and financing activities

The partnership has decreased its capital contribution obligation to the operating limited partnerships and its investments in operating limited partnerships for low-income housing tax credits not generated.	$—	$—	$—

The partnership has adjusted its investments in operating limited partnerships for low-income tax credits not generated.	$—	$—	$9,760

	Series 10
	2004	2003	2002
Cash flows from operating activities
Net loss	$(1,101,747)	$(2,380,538)	$(776,783)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities
Distributions from operating limited partnerships	45,344	380	20,559
Share of losses from operating limited partnerships	541,238	1,912,648	399,663
Impairment loss	246,427	—	—
Amortization	3,441	3,441	3,441
Changes in assets and liabilities
Accounts payable and accrued expenses	328,244	205,503	355,512
Other assets	(350)	2,791	703

Net cash provided by (used in) operating activities	62,597	(255,775)	3,095

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	—	—	—
(Advances to) repayments from operating limited partnerships	—	—	—
Proceeds from sale of operating limited partnerships	—	1,000,000	—
Purchase of investments (net of proceeds from redemption of investments)	—	99,621	(5,535)

Net cash provided by (used in) investing activities	—	1,099,621	(5,535)

Cash flows from financing activities
Distributions paid to assignees	—	(769,321)	—

Net cash provided by (used in) financing activities	—	(769,321)	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	62,597	74,525	(2,440)

Cash and cash equivalents, beginning	121,830	47,305	49,745

Cash and cash equivalents, end	$184,427	$121,830	$47,305

	Series 10
	2004	2003	2002
Supplemental schedule of noncash investing and financing activities

The partnership has decreased its capital contribution obligation to the operating limited partnerships and its investments in operating limited partnerships for low-income housing tax credits not generated.	$—	$—	$—

The partnership has adjusted its investments in operating limited partnerships for low-income tax credits not generated.	$—	$—	$—

	Series 11
	2004	2003	2002
Cash flows from operating activities
Net loss	$(2,106,587)	$(1,501,101)	$(1,092,685)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities
Distributions from operating limited partnerships	464	34	2,162
Share of losses from operating limited partnerships	1,215,227	575,968	753,314
Impairment loss	542,101	573,631	—
Amortization	1,744	1,744	1,744
Changes in assets and liabilities
Accounts payable and accrued expenses	340,680	325,681	325,680
Other assets	(350)	4,004	1,415

Net cash provided by (used in) operating activities	(6,721)	(20,039)	(8,370)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	—	—	—
(Advances to) repayments from operating limited partnerships	(30,651)	(30,000)	(20,000)
Proceeds from sale of operating limited partnerships	—	—	—
Purchase of investments (net of proceeds from redemption of investments)	—	157,136	(8,851)

Net cash provided by (used in) investing activities	(30,651)	127,136	(28,851)

Cash flows from financing activities
Distributions paid to assignees	—	—	—

Net cash provided by (used in) financing activities	—	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(37,372)	107,097	(37,221)

Cash and cash equivalents, beginning	369,202	262,105	299,326

Cash and cash equivalents, end	$331,830	$369,202	$262,105

	Series 11
	2004	2003	2002
Supplemental schedule of noncash investing and financing activities

The partnership has decreased its capital contribution obligation to the operating limited partnerships and its investments in operating limited partnerships for low-income housing tax credits not generated.	$—	$—	$—

The partnership has adjusted its investments in operating limited partnerships for low-income tax credits not generated.	$—	$—	$—

	Series 12
	2004	2003	2002
Cash flows from operating activities
Net loss	$(1,189,549)	$(1,166,946)	$(1,399,827)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities
Distributions from operating limited partnerships	8,728	7,310	8,145
Share of losses from operating limited partnerships	645,546	726,551	969,561
Impairment loss	141,919	—	—
Amortization	13,317	13,317	13,317
Changes in assets and liabilities
Accounts payable and accrued expenses	407,504	411,384	395,446
Other assets	—	—	—

Net cash provided by (used in) operating activities	27,465	(8,384)	(13,358)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	—	—	—
(Advances to) repayments from operating limited partnerships	—	—	—
Proceeds from sale of operating limited partnerships	—	—	—
Purchase of investments (net of proceeds from redemption of investments)	—	—	—

Net cash provided by (used in) investing activities	—	—	—

Cash flows from financing activities
Distributions paid to assignees	—	—	—

Net cash provided by (used in) financing activities	—	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	27,465	(8,384)	(13,358)

Cash and cash equivalents, beginning	39,674	48,058	61,416

Cash and cash equivalents, end	$67,139	$39,674	$48,058

	Series 12
	2004	2003	2002
Supplemental schedule of noncash investing and financing activities

The partnership has decreased its capital contribution obligation to the operating limited partnerships and its investments in operating limited partnerships for low-income housing tax credits not generated.	$—	$—	$—

The partnership has adjusted its investments in operating limited partnerships for low-income tax credits not generated.	$—	$—	$—

	Series 14
	2004	2003	2002
Cash flows from operating activities
Net loss	$(2,819,350)	$(2,856,323)	$(2,949,873)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities
Distributions from operating limited partnerships	14,902	53,741	11,733
Share of losses from operating limited partnerships	1,464,921	2,005,749	2,208,849
Impairment loss	533,402	114,360	—
Amortization	29,189	29,189	29,189
Changes in assets and liabilities
Accounts payable and accrued expenses	633,059	589,751	758,384
Other assets	701	1,494	2,585

Net cash provided by (used in) operating activities	(143,176)	(62,039)	60,867

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	—	—	—
(Advances to) repayments from operating limited partnerships	258,155	(15,031)	—
Proceeds from sale of operating limited partnerships	255,562	531,077	—
Purchase of investments (net of proceeds from redemption of investments)	—	56,847	250,589

Net cash provided by (used in) investing activities	513,717	572,893	250,589

Cash flows from financing activities
Distributions paid to assignees	(522,884)	—	—

Net cash provided by (used in) financing activities	(522,884)	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(152,343)	510,854	311,456

Cash and cash equivalents, beginning	1,062,531	551,677	240,221

Cash and cash equivalents, end	$910,188	$1,062,531	$551,677

	Series 14
	2004	2003	2002
Supplemental schedule of noncash investing and financing activities

The partnership has decreased its capital contribution obligation to the operating limited partnerships and its investments in operating limited partnerships for low-income housing tax credits not generated.	$—	$23,459	$1,299

The partnership has adjusted its investments in operating limited partnerships for low- income tax credits not generated.	$—	$—	$2,056

See notes to financial statements

Boston Capital Tax Credit Fund II Limited Partnership
Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS

March 31, 2004, 2003 and 2002

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Boston Capital Tax Credit Fund II Limited Partnership (the “partnership” or “fund”) was formed under the laws of the State of Delaware on June 28, 1989, for the purpose of acquiring, holding and disposing of limited partnership interests in operating limited partnerships which were to acquire, develop, rehabilitate, operate and own newly constructed, existing or rehabilitated low-income apartment complexes which qualify for the Low-Income Housing Tax Credit established by the Tax Reform Act of 1986.  Accordingly, the apartment complexes are restricted as to rent charges and operating methods.  Certain of the apartment complexes also qualified for the Historic Rehabilitation Tax Credit for their rehabilitation of a certified historic structure and are subject to the provisions of the Internal Revenue Code relating to the Rehabilitation Investment Credit.  The general partner of the partnership is Boston Capital Associates II Limited Partnership and the limited partner is BCTC Assignor Corp. II (the “assignor limited partner”).

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

The BACs issued and outstanding in each series at March 31, 2004 and 2003 are as follows:

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

As of April 1, 1995, the partnership reclassified certain unallocated acquisition costs included in the investments in operating limited partnerships to deferred acquisition costs.  The amounts include $23,920, $94,634 and $47,968 for Series 9, Series 10 and Series 11, respectively.

Accumulated amortization as of March 31, 2004 and 2003 is as follows:

	2004	2003

Series 7	$—	$—
Series 9	7,830	6,960
Series 10	30,971	27,530
Series 11	15,697	13,953
Series 12	119,853	106,536
Series 14	262,702	233,513

	$437,053	$388,492

Income Taxes

No provision or benefit for income taxes has been included in these financial statements since taxable income or loss passes through to, and is reportable by, the partners and assignees individually.

Investments in Operating Limited Partnerships

The partnership accounts for its investments in operating limited partnerships using the equity method of accounting.  Under the equity method of accounting, the partnership adjusts its investment cost for its share of each operating limited partnership’s results of operations and for any distributions received or accrued.  However, the partnership recognizes individual operating limited partnership losses only to the extent that the fund’s share of losses from the operating limited partnerships exceeds the carrying amount of the investment and advances to operating limited partnerships.  Unrecognized losses are suspended and offset against future individual operating limited partnership income.  No operating limited partnerships were acquired during 2004 or 2003.

A loss in value of an investment in an operating limited partnership other than a temporary decline would be recorded as an impairment loss.  Impairment is measured by comparing the investment carrying amount to the sum of the total amount of the remaining tax credits allocated to the partnership and the estimated residual value of the investment.  Accordingly, the partnership recorded an impairment loss of $2,170,579, $1,421,709 and $0 during the years ended March 31, 2004, 2003 and 2002, respectively.

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

During the ordinary course of business, amounts on deposit may exceed the FDIC insured limit.

Fiscal Year

For financial reporting purposes, the partnership uses a March 31 year-end, whereas for income tax reporting purposes, the partnership uses a calendar year.  The operating limited partnerships use a calendar year for both financial and income tax reporting.

Net Loss per Beneficial Assignee Certificate

Net loss per beneficial assignee certificate is calculated based upon the weighted average number of units outstanding.  The weighted average number of units outstanding in each series at March 31, 2004, 2003 and 2002 are as follows:

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

Recent Accounting Pronouncements

In January 2003, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 46 (FIN 46), “Consolidation of Variable Interest Entities,” an interpretation of ARB No. 51, “Consolidated Financial Statements,” which provides new accounting guidance on when a business enterprise must consolidate a variable interest entity, as defined in FIN 46.  In December 2003, the FASB reissued the interpretation to clarify certain requirements and provide additional implementation guidance.  The general partner, after careful review and analysis of FIN 46, has preliminarily determined that FIN 46 will have no effect on the partnership’s current accounting for its investments in operating limited partnerships.

In May 2003, the FASB issued Statement of Financial Accounting Standards (“SFAS”) No. 150, “Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity.”  SFAS No. 150 changes the accounting for certain financial instruments that, under previous guidance, could be classified as equity or “mezzanine” equity, by now requiring those instruments to be classified as liabilities (or assets in some circumstances) in the balance sheets.  Further, SFAS No. 150 requires disclosure regarding the terms of those instruments and settlement alternatives.  The guidance in SFAS No. 150 generally was effective for all financial instruments entered into or modified after May 31, 2003, and was otherwise effective at the beginning of the first interim period beginning after June 15, 2003.  The general partner has evaluated SFAS No. 150 and determined that it does not have an impact on the partnership’s financial reporting and disclosures.

NOTE B - RELATED PARTY TRANSACTIONS

During the years ended March 31, 2004, 2003 and 2002, the partnership entered into several transactions with various affiliates of the general partner, including Boston Capital Partners, Inc., Boston Capital Holdings Limited Partnership and Boston Capital Asset Management Limited Partnership, as follows:

Boston Capital Asset Management Limited Partnership is entitled to an annual partnership management fee based on .5% of the aggregate cost of all apartment complexes acquired by the operating limited partnerships, less the amount of certain partnership management and reporting fees paid or payable by the operating limited partnerships.  The aggregate cost is comprised of the capital contributions made by each series to the operating limited partnerships and 99% of the permanent financing at the operating limited partnership level.  The fee is payable without interest as sufficient funds become available from sales or refinancing proceeds from operating limited partnerships.  The annual partnership management fees charged to each series’ operations during the years ended March 31, 2004, 2003 and 2002 are as follows:

	2004	2003	2002

Series 7	$98,620	$88,996	$94,584
Series 9	472,382	217,108	534,108
Series 10	265,720	308,963	331,705
Series 11	297,947	303,614	306,500
Series 12	327,198	354,616	361,681
Series 14	653,879	558,462	629,799

	$2,115,746	$1,831,759	$2,258,377

General and administrative expenses incurred by Boston Capital Partners, Inc., Boston Capital Holdings Limited Partnership and Boston Capital Asset Management Limited Partnership during the years ended March 31, 2004, 2003 and 2002 charged to each series’ operations are as follows:

	2004	2003	2002

Series 7	$7,297	$9,113	$4,923
Series 9	32,813	33,254	12,896
Series 10	19,972	24,273	11,485
Series 11	33,146	21,982	10,602
Series 12	23,735	28,927	11,824
Series 14	45,875	52,929	20,170

	$162,838	$170,478	$71,900

During the year ended March 31, 2004, the partnership paid a sales preparation fee to Boston Capital Asset Management Limited Partnership in connection with the sale of certain operating limited partnerships in Series 9, Series 10 and Series 14.  During the year ended March 31, 2004, the amount incurred for Series 9, Series 10 and Series 14 was $78,873, $62,502 and $39,824, respectively.

Accounts payable - affiliates at March 31, 2004 and 2003 represents general and administrative expenses, partnership management fees, and may include advances which are payable to Boston Capital Holdings Limited Partnership and Boston Capital Asset Management Limited Partnership.  The carrying value of accounts payable - affiliates approximates fair value.

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS

At March 31, 2004 and 2003, the partnership has limited partnership interests in operating limited partnerships which own operating apartment complexes.  During the year ended March 31, 2004, the partnership disposed of its operating limited partnership interest in one and three of the operating limited partnerships owned by Series 9 and 14, respectively.

During the year ended March 31, 2003, the partnership disposed of its operating limited partnership interest in one of the operating limited partnerships owned by Series 9, Series 10 and Series 14.  The number of operating limited partnerships in which the partnership has limited partnership interests at March 31, 2004 and 2003 by series are as follows:

	2004	2003

Series 7	14	14
Series 9	53	54
Series 10	44	44
Series 11	40	40
Series 12	53	53
Series 14	97	100

	301	305

Under the terms of the partnership’s investments in each operating limited partnership, the partnership is required to make capital contributions to the operating limited partnerships.  These contributions are payable in installments over several years upon each operating limited partnership achieving specified levels of construction or operations.

The contributions payable to operating limited partnerships at March 31, 2004 and 2003 by series are as follows:

	2004	2003

Series 7	$—	$—
Series 9	—	—
Series 10	—	—
Series 11	22,528	22,528
Series 12	11,405	11,405
Series 14	202,412	202,412

	$236,345	$236,345

The partnership’s investments in operating limited partnerships at March 31, 2004 are summarized as follows:

Total

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$128,318,593

Acquisition costs of operating limited partnerships	22,387,381

Cumulative distributions from operating limited partnerships	(1,080,262)

Impairment loss in investments in operating limited partnerships	(4,271,755)

Cumulative losses from operating limited partnerships	(128,407,892)

Investments in operating limited partnerships per balance sheets	16,946,065

The partnership (has recorded) has not recorded capital contributions to the operating limited partnerships during the year ended March 31, 2004, which (have not) have been included in the partnerships’ capital account included in the operating limited partnerships’ financial statements as of December 31, 2003 (see note A).	(1,011,276)

The partnership has recorded acquisition costs at March 31, 2004, which have not been recorded in the net assets of the operating limited partnerships (see note A).	(2,226,857)

Cumulative losses from operating limited partnerships for the three months ended March 31, 1999, which the operating limited partnerships have not included in their capital as of December 31, 1998 due to different year ends (see note A).	5,054,760

Equity in losses from operating limited partnerships not recognizable under the equity method of accounting (see note A).	(45,957,350)

The partnership has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	775,500

Impairment loss in investments in operating limited partnerships	4,271,755

Other	(182,092)

Equity per operating limited partnerships’ combined financial statements	$(22,329,495)

The partnership’s investments in operating limited partnerships at March 31, 2004 are summarized as follows:

	Series 7	Series 9	Series 10

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$7,486,177	$28,073,712	$15,192,897

Acquisition costs of operating limited partnerships	1,302,313	5,201,737	2,958,341

Cumulative distributions from operating limited partnerships	(13,016)	(222,901)	(140,907)

Impairment loss in investments in operating limited partnerships	(255,418)	(1,490,448)	(246,427)

Cumulative losses from operating limited partnerships	(8,467,768)	(31,339,440)	(15,476,259)

Investments in operating limited partnerships per balance sheets	52,288	222,660	2,287,645

	Series 7	Series 9	Series 10

The partnership (has recorded) has not recorded capital contributions to the operating limited partnerships during the year ended March 31, 2004, which (have not) have been included in the partnerships’ capital account included in the operating limited partnerships’ financial statements as of December 31, 2003 (see note A).	—	—	—

The partnership has recorded acquisition costs at March 31, 2004, which have not been recorded in the net assets of the operating limited partnerships (see note A).	(465,577)	(146,944)	(9,836)

Cumulative losses from operating limited partnerships for the three months ended March 31, 1999, which the operating limited partnerships have not included in their capital as of December 31, 1998 due to different year ends (see note A).	125,066	1,134,799	776,692

Equity in losses from operating limited partnerships not recognizable under the equity method of accounting (see note A).	(3,847,915)	(12,008,404)	(5,968,676)

The partnership has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	10,025	51,433	85,358

Impairment loss in investments in operating limited partnerships	255,418	1,490,448	246,427

Other	(32,725)	(249,304)	(4,425)

Equity per operating limited partnerships’ combined financial statements	$(3,903,420)	$(9,505,312)	$(2,586,815)

The partnership’s investments in operating limited partnerships at March 31, 2004 are summarized as follows:

	Series 11	Series 12	Series 14

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$17,673,218	$21,360,612	$38,531,977

Acquisition costs of operating limited partnerships	3,069,084	3,398,377	6,457,529

Cumulative distributions from operating limited partnerships	(400,584)	(76,645)	(226,209)

Impairment loss in investments in operating limited partnerships	(1,361,164)	(270,536)	(647,762)

Cumulative losses from operating limited partnerships	(15,364,168)	(19,584,736)	(38,175,521)

Investments in operating limited partnerships per balance sheets	3,616,386	4,827,072	5,940,014

	Series 11	Series 12	Series 14

The partnership (has recorded) has not recorded capital contributions to the operating limited partnerships during the year ended March 31, 2004, which (have not) have been included in the partnerships’ capital account included in the operating limited partnerships’ financial statements as of December 31, 2003 (see note A).	(10,000)	(631,467)	(369,809)

The partnership has recorded acquisition costs at March 31, 2004, which have not been recorded in the net assets of the operating limited partnerships (see note A).	(460,597)	(312,956)	(830,947)

Cumulative losses from operating limited partnerships for the three months ended March 31, 1999, which the operating limited partnerships have not included in their capital as of December 31, 1998 due to different year ends (see note A).	721,702	613,706	1,682,795

Equity in losses from operating limited partnerships not recognizable under the equity method of accounting (see note A).	(7,294,286)	(6,444,324)	(10,393,745)

The partnership has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	112,536	192,211	323,937

Impairment loss in investments in operating limited partnerships	1,361,164	270,536	647,762

Other	(68,089)	95,752	76,699

Equity per operating limited partnerships’ combined financial statements	$(2,021,184)	$(1,389,470)	$(2,923,294)

The partnership’s investments in operating limited partnerships at March 31, 2003 are summarized as follows:

Total

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$128,318,593

Acquisition costs of operating limited partnerships	22,387,381

Cumulative distributions from operating limited partnerships	(999,699)

Impairment loss in investments in operating limited partnerships	(2,101,176)

Cumulative losses from operating limited partnerships	(124,204,095)

Investments in operating limited partnerships per balance sheets	23,401,004

The partnership (has recorded) has not recorded capital contributions to the operating limited partnerships during the year ended March 31, 2003, which (have not) have been included in the partnerships’ capital account included in the operating limited partnerships’ financial statements as of December 31, 2002 (see note A).	(1,011,276)

The partnership has recorded acquisition costs at March 31, 2003, which have not been recorded in the net assets of the operating limited partnerships (see note A).	(2,519,939)

Cumulative losses from operating limited partnerships for the three months ended March 31, 1999, which the operating limited partnerships have not included in their capital as of December 31, 1998 due to different year ends (see note A).	5,109,375

Equity in losses from operating limited partnerships not recognizable under the equity method of accounting (see note A).	(39,542,381)

The partnership has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	775,500

Impairment loss in investments in operating limited partnerships	2,101,176

Other	4,294,247

Equity per operating limited partnerships’ combined financial statements	$(7,392,294)

The partnership’s investments in operating limited partnerships at March 31, 2003 are summarized as follows:

	Series 7	Series 9	Series 10

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$7,486,177	$28,073,712	$15,192,897

Acquisition costs of operating limited partnerships	1,302,313	5,201,737	2,958,341

Cumulative distributions from operating limited partnerships	(3,318)	(221,474)	(95,563)

Impairment loss in investments in operating limited partnerships	(255,418)	(783,718)	—

Cumulative losses from operating limited partnerships	(8,395,758)	(30,806,679)	(14,971,849)

Investments in operating limited partnerships per balance sheets	133,996	1,463,578	3,083,826

	Series 7	Series 9	Series 10

The partnership (has recorded) has not recorded capital contributions to the operating limited partnerships during the year ended March 31, 2003, which (have not) have been included in the partnerships’ capital account included in the operating limited partnerships’ financial statements as of December 31, 2002 (see note A).	—	—	—

The partnership has recorded acquisition costs at March 31, 2003, which have not been recorded in the net assets of the operating limited partnerships (see note A).	(465,577)	(185,244)	(9,836)

Cumulative losses from operating limited partnerships for the three months ended March 31, 1999, which the operating limited partnerships have not included in their capital as of December 31, 1998 due to different year ends (see note A).	125,066	1,134,799	776,692

Equity in losses from operating limited partnerships not recognizable under the equity method of accounting (see note A).	(3,512,018)	(11,044,085)	(4,998,753)

The partnership has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	10,025	51,433	85,358

Impairment loss in investments in operating limited partnerships	255,418	783,718	—

Other	(35,634)	3,352,404	(26,823)

Equity per operating limited partnerships’ combined financial statements	$(3,488,724)	$(4,443,397)	$(1,089,536)

The partnership’s investments in operating limited partnerships at March 31, 2003 are summarized as follows:

	Series 11	Series 12	Series 14

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$17,673,218	$21,360,612	$38,531,977

Acquisition costs of operating limited partnerships	3,069,084	3,398,377	6,457,529

Cumulative distributions from operating limited partnerships	(400,120)	(67,917)	(211,307)

Impairment loss in investments in operating limited partnerships	(819,063)	(128,617)	(114,360)

Cumulative losses from operating limited partnerships	(14,219,100)	(19,030,339)	(36,780,370)

Investments in operating limited partnerships per balance sheets	5,304,019	5,532,116	7,883,469

	Series 11	Series 12	Series 14

The partnership (has recorded) has not recorded capital contributions to the operating limited partnerships during the year ended March 31, 2003, which (have not) have been included in the partnerships’ capital account included in the operating limited partnerships’ financial statements as of December 31, 2002 (see note A).	(10,000)	(631,467)	(369,809)

The partnership has recorded acquisition costs at March 31, 2003, which have not been recorded in the net assets of the operating limited partnerships (see note A).	(460,597)	(312,956)	(1,085,729)

Cumulative losses from operating limited partnerships for the three months ended March 31, 1999, which the operating limited partnerships have not included in their capital as of December 31, 1998 due to different year ends (see note A).	721,702	613,706	1,737,410

Equity in losses from operating limited partnerships not recognizable under the equity method of accounting (see note A).	(6,122,274)	(5,073,718)	(8,791,533)

The partnership has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	112,536	192,211	323,937

Impairment loss in investments in operating limited partnerships	819,063	128,617	114,360

Other	(67,402)	102,503	969,199

Equity per operating limited partnerships’ combined financial statements	$297,047	$551,012	$781,304

The combined summarized balance sheets of the operating limited partnerships in which Series 7, 9 through 12, and 14 hold an interest at December 31, 2003 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS

	Total	Series 7	Series 9	Series 10
ASSETS

Buildings and improvements, net of accumulated depreciation	$362,958,952	$16,328,319	$66,008,543	$42,767,988
Land	29,291,111	1,795,940	5,426,744	3,785,251
Other assets	43,100,521	2,209,811	6,907,429	5,933,672

	$435,350,584	$20,334,070	$78,342,716	$52,486,911

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$391,538,379	$19,361,562	$79,586,929	$51,503,990
Accounts payable and accrued expenses	13,085,849	3,147,447	4,141,972	892,967
Other liabilities	27,586,347	776,948	5,083,754	1,557,574

	432,210,575	23,285,957	88,812,655	53,954,531
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund II Limited Partnership	(22,329,495)	(3,903,420)	(9,505,312)	(2,586,815)
Other partners	25,469,504	951,533	(964,627)	1,119,195

	3,140,009	(2,951,887)	(10,469,939)	(1,467,620)

	$435,350,584	$20,334,070	$78,342,716	$52,486,911

	Series 11	Series 12	Series 14
ASSETS

Buildings and improvements, net of accumulated depreciation	$45,752,221	$68,100,780	$124,001,101
Land	3,236,017	4,831,968	10,215,191
Other assets	6,282,217	7,769,502	13,997,890

	$55,270,455	$80,702,250	$148,214,182

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$50,165,632	$65,761,797	$125,158,469
Accounts payable and accrued expenses	1,440,196	1,335,869	2,127,398
Other liabilities	4,046,790	6,505,586	9,615,695

	55,652,618	73,603,252	136,901,562
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund II Limited Partnership	(2,021,184)	(1,389,470)	(2,923,294)
Other partners	1,639,021	8,488,468	14,235,914

	(382,163)	7,098,998	11,312,620

	$55,270,455	$80,702,250	$148,214,182

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

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$393,996,047	$19,536,095	$79,951,531	$51,374,707
Accounts payable and accrued expenses	13,530,379	2,981,731	4,260,760	746,174
Other liabilities	30,113,156	728,119	5,278,101	1,865,183

	437,639,582	23,245,945	89,490,392	53,986,064
PARTNERS’ CAPITAL (DEFICIT)
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

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2003 in which Series 7, 9 through 12, and 14 hold an interest as of December 31, 2003 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

Year ended December 31, 2003

	Total	Series 7	Series 9	Series 10
Revenue
Rental	$65,106,640	$3,834,495	$12,180,753	$8,004,123
Interest and other	2,351,293	85,932	382,953	367,675

	67,457,933	3,920,427	12,563,706	8,371,798
Expenses
Interest	16,810,368	1,202,393	3,218,731	1,875,486
Depreciation and amortization	20,099,512	1,047,370	4,036,505	2,495,749
Taxes and insurance	10,039,800	561,975	2,044,443	1,326,428
Repairs and maintenance	13,022,510	701,218	2,766,058	1,702,487
Operating expenses	19,852,642	1,118,384	3,706,235	2,539,457
Other expenses	2,746,455	67,967	149,348	70,328

	82,571,287	4,699,307	15,921,320	10,009,935

NET LOSS	$(15,113,354)	$(778,880)	$(3,357,614)	$(1,638,137)

Net loss allocated to Boston Capital Tax Credit Fund II Limited Partnership*	$(12,683,698)	$(480,192)	$(2,737,271)	$(1,563,002)

Net loss allocated to other partners	$(2,429,656)	$(298,688)	$(620,343)	$(75,135)

*       Amounts include $278,006, $2,135,706, $1,021,764, $1,101,853, $1,304,995 and $2,197,888 for Series 7, Series 9, Series 10, Series 11, Series 12 and Series 14, respectively, of loss not recognized under the equity method of accounting as described in note A.

Year ended December 31, 2003

	Series 11	Series 12	Series 14
Revenue
Rental	$8,028,853	$11,616,951	$21,441,465
Interest and other	297,100	558,279	659,354

	8,325,953	12,175,230	22,100,819
Expenses
Interest	1,992,307	2,825,324	5,696,127
Depreciation and amortization	2,789,033	3,468,570	6,262,285
Taxes and insurance	1,249,122	1,762,022	3,095,810
Repairs and maintenance	1,563,243	2,357,657	3,931,847
Operating expenses	2,539,988	3,381,481	6,567,097
Other expenses	664,654	722,735	1,071,423

	10,798,347	14,517,789	26,624,589

NET LOSS	$(2,472,394)	$(2,342,559)	$(4,523,770)

Net loss allocated to Boston Capital Tax Credit Fund II Limited Partnership*	$(2,317,080)	$(1,950,541)	$(3,635,612)

Net loss allocated to other partners	$(155,314)	$(392,018)	$(888,158)

*       Amounts include $278,006, $2,135,706, $1,121,764, $1,101,853, $1,304,995 and $2,197,888 for Series 7, Series 9, Series 10, Series 11, Series 12 and Series 14, respectively, of loss not recognized under the equity method of accounting as described in note A.

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2002 in which Series 7, 9 through 12, and 14 hold an interest as of December 31, 2002 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

Year ended December 31, 2002

	Total	Series 7	Series 9	Series 10
Revenue
Rental	$65,953,274	$3,625,310	$12,791,010	$7,860,216
Interest and other	7,258,952	93,927	2,815,309	274,186

	73,212,226	3,719,237	15,606,319	8,134,402
Expenses
Interest	18,550,066	1,200,301	3,951,728	1,910,658
Depreciation and amortization	20,719,588	1,049,165	4,348,387	2,517,476
Taxes and insurance	9,646,432	484,832	2,148,831	1,242,910
Repairs and maintenance	13,036,349	640,950	2,522,908	1,643,101
Operating expenses	20,707,077	1,125,172	4,072,142	2,294,825
Other expenses	3,001,481	99,129	361,624	169,784

	85,660,993	4,599,549	17,405,620	9,778,754

NET LOSS	$(12,448,767)	$(880,312)	$(1,799,301)	$(1,644,352)

Net loss allocated to Boston Capital Tax Credit Fund II Limited Partnership*	$(11,594,150)	$(672,104)	$(2,903,166)	$(1,514,265)

Net income (loss) allocated to other partners	$(854,617)	$(208,208)	$1,103,865	$(130,087)

*       Amounts include $543,324, $2,121,215, $998,093, $1,381,723, $1,317,932 and $2,502,437 for Series 7, Series 9, Series 10, Series 11, Series 12 and Series 14, respectively, of loss not recognized under the equity method of accounting as described in note A.

Year ended December 31, 2002

	Series 11	Series 12	Series 14
Revenue
Rental	$7,946,497	$11,126,493	$22,603,748
Interest and other	307,102	453,230	3,315,198

	8,253,599	11,579,723	25,918,946
Expenses
Interest	2,007,981	2,924,287	6,555,111
Depreciation and amortization	2,778,180	3,437,875	6,588,505
Taxes and insurance	1,166,361	1,644,994	2,958,504
Repairs and maintenance	1,425,012	2,303,583	4,500,795
Operating expenses	2,644,424	3,549,685	7,020,829
Other expenses	507,652	726,975	1,136,317

	10,529,610	14,587,399	28,760,061

NET LOSS	$(2,276,011)	$(3,007,676)	$(2,841,115)

Net loss allocated to Boston Capital Tax Credit Fund II Limited Partnership*	$(1,957,691)	$(2,044,483)	$(2,502,441)

Net income (loss) allocated to other partners	$(318,320)	$(963,193)	$(338,674)

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

Year ended December 31, 2001

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

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET LOSS TO INCOME TAX RETURN

For income tax purposes, the partnership reports using a December 31 year-end.  The partnership’s net loss for financial reporting and tax return purposes for the year ended March 31, 2004 is reconciled as follows:

	Total	Series 7	Series 9	Series 10
Net loss for financial reporting purposes, March 31, 2004	$(9,202,407)	$(321,473)	$(1,663,701)	$(1,101,747)

Operating limited partnership rents received in advance	(19,342)	—	(8,199)	3,068

Partnership management fees not recognized for tax purposes	2,294,577	104,772	518,316	329,484

Other	1,424,361	156,379	(130,726)	(50,123)

Operating limited partnership loss not allowed for financial reporting under equity method of accounting	(8,479,901)	(408,182)	(2,204,510)	(1,058,592)

Impairment loss in investment in operating limited partnership	2,170,579	—	706,730	246,427

Excess of tax depreciation over book depreciation on operating limited partnership assets	(2,141,103)	(225,968)	(262,670)	(189,255)

Difference due to fiscal year for book purposes and calendar year for tax purposes	(183,228)	82,802	(568,752)	32,768

Loss for tax return purposes, December 31, 2003	$(14,136,464)	$(611,670)	$(3,613,512)	$(1,787,970)

For income tax purposes, the partnership reports using a December 31 year-end.  The partnership’s net loss for financial reporting and tax return purposes for the year ended March 31, 2004 is reconciled as follows:

	Series 11	Series 12	Series 14
Net loss for financial reporting purposes, March 31, 2004	$(2,106,587)	$(1,189,549)	$(2,819,350)

Operating limited partnership rents received in advance	(5,322)	(5,380)	(3,509)

Partnership management fees not recognized for tax purposes	325,680	383,268	633,057

Other	176,632	46,066	1,226,133

Operating limited partnership loss not allowed for financial reporting under equity method of accounting	(1,172,012)	(1,396,144)	(2,240,461)

Impairment loss in investment in operating limited partnership	542,101	141,919	533,402

Excess of tax depreciation over book depreciation on operating limited partnership assets	(232,018)	(468,469)	(762,723)

Difference due to fiscal year for book purposes and calendar year for tax purposes	63,593	100,858	105,503

Loss for tax return purposes, December 31, 2003	$(2,407,933)	$(2,387,431)	$(3,327,948)

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

The differences between the investments in operating limited partnerships for tax purposes and financial statements purposes at March 31, 2004 are as follows:

	Total	Series 7	Series 9	Series 10

Investments in operating limited partnerships - tax return December 31, 2003	$(31,520,550)	$(662,186)	$(11,517,355)	$(4,289,305)

Add back losses not recognized under the equity method	42,007,929	3,847,915	12,008,404	5,968,676

Historic tax credits	5,105,527	1,819,802	240,250	—

Impairment loss in investments in operating limited partnerships	(3,894,529)	(255,418)	(1,490,448)	(246,427)

Less share of loss - three months ended March 31, 2004	(5,109,374)	(125,066)	(1,134,799)	(776,692)

Impairment loss not recognized for tax purposes	(6,953,234)	(2,873,020)	(1,031,360)	—

Other	17,310,296	(1,699,739)	3,147,968	1,631,393

Investments in operating limited partnerships - as reported, March 31, 2004	$16,946,065	$52,288	$222,660	$2,287,645

The differences between the investments in operating limited partnerships for tax purposes and financial statements purposes at March 31, 2004 are as follows:

	Series 11	Series 12	Series 14

Investments in operating limited partnerships - tax return December 31, 2003	$(3,629,158)	$(4,264,826)	$(7,157,720)

Add back losses not recognized under the equity method	7,294,286	6,444,324	6,444,324

Historic tax credits	1,281,688	—	1,763,787

Impairment loss in investments in operating limited partnerships	(1,361,164)	(270,536)	(270,536)

Less share of loss - three months ended March 31, 2004	(721,702)	(613,706)	(1,737,409)

Impairment loss not recognized for tax purposes	—	—	(3,048,854)

Other	752,436	3,531,816	9,946,422

Investments in operating limited partnerships - as reported, March 31, 2004	$3,616,386	$4,827,072	$5,940,014

The differences between the investments in operating limited partnerships for tax purposes and financial statements purposes at March 31, 2003 are as follows:

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

The differences between the investments in operating limited partnerships for tax purposes and financial statements purposes at March 31, 2003 are as follows:

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

NOTE E - CASH EQUIVALENTS

On March 31, 2004 and 2003, Boston Capital Tax Credit Fund II Limited Partnership purchased $1,600,000 and $3,500,000 of corporate debt securities under agreements to resell on April 1, 2004 and April 1, 2003, respectively.  Interest is earned at rates ranging from .40% to 1.23% per annum.

Additionally, cash equivalents of $99,424 and $116,894 as of March 31, 2004 and 2003, respectively, include money market accounts with interest rates ranging from .61% to 1.23% per annum.

NOTE F - NOTES RECEIVABLE

Notes receivable at March 31, 2004 and 2003 consist of advance installments of capital contributions and/or advances made to operating limited partnerships of $303,374 and $543,584, respectively.  The notes are noninterest bearing and due on demand.  The carrying amount of the notes receivable approximates fair value.

NOTE G - QUARTERLY FINANCIAL INFORMATION - UNAUDITED

The following is a summary of the results of operations for each of the four quarters for the years indicated:

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
2004

Total revenue	$8,931	$34,089	$10,703	$11,986

Loss from operations	(589,801)	(753,609)	(564,309)	(2,811,723)

Equity in loss of investments in operating partnerships	(723,392)	(576,114)	(681,823)	(2,498,636)

Net loss	(1,313,193)	(1,329,723)	(1,246,132)	(5,313,359)

2003

Total revenue	$13,420	$8,632	$20,262	$13,979

Loss from operations	(596,941)	(682,995)	(369,910)	(2,328,038)

Equity in loss of investments in operating partnerships	(1,188,719)	(2,636,066)	(1,224,671)	(806,448)

Net loss	(1,785,660)	(3,319,061)	(1,594,581)	(3,134,486)

2002

Total revenue	$15,702	$14,611	$14,558	$8,278

Loss from operations	(625,341)	(729,537)	(632,964)	(598,795)

Equity in loss of investments in operating partnerships	(1,344,547)	(1,439,901)	(1,290,481)	(1,740,404)

Net loss	(1,969,888)	(2,169,438)	(1,923,445)	(2,339,199)

Boston Capital Tax Credit Fund II Limited Partnership - Series 7

Schedule III - Real Estate and Accumulated Depreciation

March 31, 2004

		Initial cost to company		Cost capitalized subsequent to		Gross amount at which carried at close of period						Life on which
	Encum-		Buildings and	acquisition			Buildings and		Accumulated	Date of	Date	depreciation is
Description	brances	Land	improvements	Improvements		Land	Improvements	Total	depreciation	construction	acquired	computed

BOWDITCH SCHOOL	1,572,255	65,961	4,818,466	119,496		65,961	4,937,962	5,003,923	2,137,787	Dec-89	Dec-89	34
BRIARWOOD APTS LP	613,028	44,500	747,246	96,284		44,500	843,530	888,030	437,762	Dec-89	Dec-89	5-27.5
BUCKNER PROP LP	609,747	27,500	771,030	28,914		27,500	799,944	827,444	455,507	Mar-89	Dec-89	5-27.5
CREEKSIDE	1,072,069	89,016	1,290,616	99,783		89,016	1,390,399	1,479,415	334,439	Sep-89	Jun-89	5-27.5
DEER HILL II LP	1,456,137	103,000	1,424,556	338,656		103,000	1,763,212	1,866,212	949,890	May-89	Feb-90	5-27.5
HILLANDALE	4,535,581	601,653	4,198,973	2,898,459		601,653	7,097,432	7,699,085	3,294,728	Jan-90	Dec-89	5-27.5
KING CITY ELDERLY	1,658,088	175,000	2,549,870	65,392		175,000	2,615,262	2,790,262	1,304,977	Nov-89	Jun-90	27.5
LEBANON PROP II LP	564,692	3,000	730,187	50,400		3,000	780,587	783,587	410,187	Jul-89	Dec-89	5-27.5
METROPOLE APTS ASSOC	1,985,738	82,800	2,621,625	96,158		82,800	2,717,783	2,800,583	1,359,698	Dec-89	Dec-89	27.5
OAK GROVE EST. LP	476,205	15,200	597,465	19,766		15,200	617,231	632,431	340,855	Sep-89	Dec-89	27.5
OAKVIEW LTD	1,107,569	35,280	1,375,820	99,351		35,280	1,475,171	1,510,451	611,215	Oct-89	Dec-89	40
ROSENBERG HOTEL	1,721,306	452,000	7,434,335	(5,171,421	)a	415,000	2,262,914	2,677,914	456,171	Jan-92	Feb-90	27.5
WESTWOOD	1,388,612	96,600	1,355,174	400,240		101,030	1,755,414	1,856,444	975,250	Jul-90	Jul-90	5-27.5
WINFIELD PROP II LP	600,535	37,000	735,086	32,224		37,000	767,310	804,310	427,366	May-89	Dec-89	5-27.5

	19,361,562	1,828,510	30,650,449	(826,298)		1,795,940	29,824,151	31,620,091	13,495,832

Since the Operating Partnerships maintain a calendar year end the information reported on this schedule is as of December 31, 2003.

**There were no carrying costs as of December 31, 2003.  The column has been omitted for presentation purposes.

Notes to Schedule III

Boston Capital Tax Credit Fund II Limited Partnership - Series 7

Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period - 4/1/92		$41,816,362
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	1,735,711
Other	0
		$1,735,711
Deductions during period:
Cost of real estate sold	$0
Other*	0
		$0
Balance at close of period - 3/31/93		$43,552,073
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	147,543
Other	0
		$147,543
Deductions during period:
Cost of real estate sold	$0
Other*	0
		$0
Balance at close of period - 3/31/94		$43,699,616
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	58,462
Other	0
		$58,462
Deductions during period:
Cost of real estate sold	$0
Other	(261,992)
		$(261,992)
Balance at close of period - 3/31/95		$43,496,086

Balance at close of period - 3/31/95		$43,496,086
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	26,794
Other	0
		$26,794
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/96		$43,522,880
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	0
Other	0
		$0
Deductions during period:
Cost of real estate sold	$0
Other	(12,480,477)
		$(12,480,477)
Balance at close of period - 3/31/97		$31,042,403
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	44,376
Other	0
		$44,376
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/98		$31,086,779

Balance at close of period - 3/31/98		$31,086,779
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	56,791
Other	0
		$56,791
Deductions during period:
Cost of real estate sold	$0
Other	(1,070,393)
		$(1,070,393)
Balance at close of period - 3/31/99		$30,073,177
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	56,415
Other	0
		$56,415
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/00		$30,129,592
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	976,119
Other	0
		$976,119
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/01		$31,105,711

Balance at close of period - 3/31/01		$31,105,711
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	323,443
Other	0
		$323,443
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/02		$31,429,154
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	53,123
Other	0
		$53,123
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/03		$31,482,277
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	137,814
Other	0
		$137,814
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/04		$31,620,091

Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period - 4/1/92		$2,312,199
Current year expense	$1,360,178
Balance at close of period - 3/31/93		$3,672,377
Current year expense	$1,436,830
Balance at close of period - 3/31/94		$5,109,207
Current year expense	$1,391,094
Balance at close of period - 3/31/95		$6,500,301
Current year expense	$1,384,980
Balance at close of period - 3/31/96		$7,885,281
Current year expense	$(333,705)
Balance at close of period - 3/31/97		$7,551,576
Current year expense	$980,513
Balance at close of period - 3/31/98		$8,532,089
Current year expense	$100,126
Balance at close of period - 3/31/99		$8,632,215
Current year expense	$956,619
Balance at close of period - 3/31/00		$9,588,834
Current year expense	$937,982
Balance at close of period - 3/31/01		$10,526,816
Current year expense	$939,004
Balance at close of period - 3/31/02		$11,465,820
Current year expense	$1,012,788
Balance at close of period - 3/31/03		$12,478,608
Current year expense	$1,017,224
Balance at close of period - 3/31/04		$13,495,832

Boston Capital Tax Credit Fund II Limited Partnership - Series 9
Schedule III - Real Estate and Accumulated Depreciation
March 31, 2004

		Initial cost to company		Cost capitalized subsequent to	Gross amout at which carried at close of period						Life on which
	Encum-		Buildings and	acquisition		Buildings and		Accumulated	Date of	Date	depreciation
Description	brances	Land	improvements	Improvements	Land	improvements	Total	depreciation	construction	acquired	is computed
438 WARREN ST.	721,934	45,972	1,177,081	60,989	45,972	1,238,070	1,284,042	648,872	May-90	Mar-90	28
BEAVER BROOK	1,164,367	135,070	1,395,155	76,764	135,070	1,471,919	1,606,989	794,169	May-90	Apr-90	27.5
BIG LAKE SENIORS	547,656	27,804	732,961	23,998	27,804	756,959	784,763	159,620	Jun-95	Apr-94	5-27.5
BLAKELY	1,036,787	50,000	1,159,403	112,742	50,000	1,272,145	1,322,145	639,269	May-90	May-90	5-27.5
BLANCO SR	509,980	40,147	679,816	0	40,147	679,816	719,963	169,506	Sep-94	Dec-93	7-40
BLOOMINGDALE	1,459,960	100,338	1,771,660	20,965	100,338	1,792,625	1,892,963	930,010	Mar-90	May-90	5-27.5
BREEZEWOOD	1,408,019	114,000	1,784,173	35,979	114,000	1,820,152	1,934,152	924,742	May-90	May-90	7-27.5
BROOKLYN	1,091,710	9,000	1,416,895	150,986	9,000	1,567,881	1,576,881	619,393	May-90	May-90	5-27.5
CAMBRIDGE	1,114,759	99,974	1,381,815	4,617	99,974	1,386,432	1,486,406	726,049	Jan-90	Apr-90	7-27.5
CEDAR RAPIDS	4,253,237	294,600	7,692,319	302,572	294,600	7,994,891	8,289,491	4,091,938	Jun-90	Apr-90	7-27.5
CORINTH	1,465,449	53,351	1,865,231	183,149	55,415	2,048,380	2,103,795	1,089,896	Feb-90	Apr-90	5-27.5
COTTON MILL ASSOC.	1,446,386	75,000	1,730,384	17,491	75,000	1,747,875	1,822,875	574,068	Jul-93	Oct-92	5-27.5
FAWN RIVER	3,643,683	77,000	4,396,993	497,959	77,000	4,894,952	4,971,952	2,041,214	Oct-90	Oct-90	27.5
FOUNTAIN GREEN	697,892	68,134	880,440	4,970	68,134	885,410	953,544	455,109	May-90	Jun-90	27.5
GLENWOOD HOTEL	666,877	25,000	1,128,486	21,864	25,000	1,150,350	1,175,350	591,699	Jun-90	Jun-90	7-27.5
GREENWICH	1,458,640	85,197	1,862,476	206,796	85,197	2,069,272	2,154,469	1,050,041	Feb-90	Apr-90	5-27.5
GRIFTON	1,221,131	35,393	1,170,847	387,494	35,393	1,558,341	1,593,734	404,953	Feb-94	Sep-93	7-27.5
HACIENDA VILLA	3,608,759	233,165	7,304,446	178,831	274,352	7,483,277	7,757,629	2,678,579	Jan-90	Apr-90	40
HAINES CITY	1,419,747	100,000	1,709,218	24,726	100,000	1,733,944	1,833,944	926,097	Feb-90	Apr-90	27.5
HERNANDO	1,463,448	70,000	1,975,766	47,566	70,000	2,023,332	2,093,332	1,006,495	Jul-90	Jun-90	27.5
HOBE SOUND	2,739,530	261,000	3,482,634	71,034	261,000	3,553,668	3,814,668	1,808,569	Apr-90	Apr-90	27.5
IMMOKALEE	2,161,390	160,000	2,732,134	164,735	160,000	2,896,869	3,056,869	1,022,927	May-90	May-90	7-27.5

		Initial cost to company		Cost capitalized subsequent to	Gross amount at which carried at close of period						Life on which
	Encumbr-		Buildings and	acquisition		Buildings and		Accumulated	Date of	Date	depreciation is
Description	ances	Land	improvements	Improvements	Land	improvements	Total	depreciation	construction	acquired	computed
KRISTIN PARK	1,369,390	117,179	1,694,459	103,630	117,179	1,798,089	1,915,268	661,842	Jun-90	Mar-90	27.5
LE GRANDE ENTERPRISES	1,705,634	13,090	2,232,493	17,170	67,500	2,249,663	2,317,163	484,980	Oct-93	Nov-92	5-50
LONGMEADOW	1,458,541	95,000	1,765,749	14,155	95,000	1,779,904	1,874,904	634,318	Aug-90	Aug-90	10-40
MAYWOOD	1,472,922	53,000	1,961,139	51,192	53,000	2,012,331	2,065,331	1,007,174	Jul-90	Mar-90	5-27.5
MEADOW RUN	630,793	44,400	784,163	27,073	44,400	811,236	855,636	412,190	May-90	May-90	27.5
MEADOWCREST	2,791,747	286,065	4,982,274	90,634	286,065	5,072,908	5,358,973	2,707,058	Oct-90	Sep-90	5-27.5
NEWFANE SENIOR	922,366	30,000	1,211,708	40,215	30,000	1,251,923	1,281,923	559,244	Sep-92	Oct-92	5-27.5
OLD STAGE	1,246,356	39,840	1,517,419	12,473	39,840	1,529,892	1,569,732	769,497	Sep-90	May-90	27.5
PEDCOR INVEST	3,546,365	170,435	6,211,383	527,324	170,435	6,738,707	6,909,142	2,342,097	Apr-90	Mar-90	27.5
PLEASANTON SR	608,350	40,000	813,308	12,508	40,000	825,816	865,816	237,325	Jul-93	Dec-93	40
POLKTON HOUSING	627,285	25,038	754,785	24,180	25,038	778,965	804,003	361,054	Dec-93	Jan-94	5-27.5
PRINCESS MANOR	1,470,557	57,066	1,869,314	28,910	57,066	1,898,224	1,955,290	929,752	Aug-90	Jun-90	5-27.5
PRINCESS VILLAS	1,469,575	63,104	1,786,927	24,758	63,104	1,811,685	1,874,789	878,874	Aug-90	Jun-90	5-27.5
PUTNEY FIRST	1,405,186	128,800	1,804,424	3,755	128,800	1,808,179	1,936,979	536,809	May-93	Dec-92	5-27.5
QUAIL HOLLOW RRH	1,445,342	100,000	1,861,652	22,566	100,000	1,884,218	1,984,218	999,054	Jan-90	May-90	27.5
QUAIL HOLLOW- WARSAW	1,431,848	33,500	1,747,578	8,435	33,500	1,756,013	1,789,513	601,658	Sep-90	Jul-90	7-40
RAINBOW GARDENS	1,192,976	70,000	1,450,989	4,198	70,000	1,455,187	1,525,187	583,838	Jun-93	Dec-92	7-27.5
RAITT ST APTS	834,251	270,281	1,221,755	0	270,281	1,221,755	1,492,036	460,930	Aug-93	May-93	5-27.5
SCHOOL ST. II	638,001	37,622	1,585,434	42,955	37,622	1,628,389	1,666,011	647,513	Jun-93	Jun-93	7-27.5
SOUTH PARIS	1,463,185	65,000	1,853,831	44,096	65,000	1,897,927	1,962,927	710,892	Oct-92	Nov-92	5-27.5

		Initial cost to company		Cost capitalized subsequent to		Gross amount at which carried at close of period						Life on which
	Encum-		Buildings and	acquisition			Buildings and		Accumulated	Date of	Date	depreciation is
Description	brances	Land	improvements	Improvements		Land	improvements	Total	depreciation	construction	acquired	computed
SOUTHWESTERN	1,406,065	30,000	1,766,094	74,887		30,000	1,840,981	1,870,981	965,665	May-90	May-90	7-27.5
SPRINGFIELD	4,068,100	775,955	4,177,205	5,215,552		775,955	9,392,757	10,168,712	4,191,221	Jun-91	Jun-90	5-27.5
SUNSHINE	1,450,623	127,000	1,729,289	167,518		120,902	1,896,807	2,017,709	939,397	Nov-90	Sep-90	5-27.5
SURRY VILLAGE II	828,196	60,000	938,244	5,695		50,718	943,939	994,657	500,288	Jan-90	May-90	5-27.5
TAPPAHANNOCK GREENS	1,480,029	122,500	1,703,483	54,457		122,500	1,757,940	1,880,440	684,347	May-94	Mar-94	5-27.5
TWIN OAKS	1,119,425	53,636	1,397,601	5,875		53,636	1,403,476	1,457,112	719,508	May-90	May-90	5-27.5
VILLAGE OAKS	720,709	42,140	884,614	43,933		42,140	928,547	970,687	476,611	Feb-90	Jun-90	5-27.5
WARRENSBURG	779,621	32,000	991,475	19,778		32,000	1,011,253	1,043,253	552,611	Apr-90	Apr-90	5-27.5
WESTSIDE	2,277,584	25,000	4,022,240	(43,749	)a	25,000	3,978,491	4,003,491	1,915,453	Dec-90	Jun-90	5-27.5
WESTWOOD	1,388,612	96,660	1,690,074	65,340		101,030	1,755,414	1,856,444	975,250	Jul-90	Jul-90	27.5
WILMINGTON	1,035,954	75,637	1,293,362	45,674	a	75,637	1,339,036	1,414,673	678,004	Aug-90	Aug-90	27.5

	79,586,929	5,340,093	109,134,798	9,351,414		5,426,744	118,486,212	123,912,956	52,477,669

Since the Operating Partnerships maintain a calendar year end, the information reported on this schedule is as of December 31, 2003.

There we no carrying costs as of December 31, 2003. The Column has been omitted for presentation purposes.

Notes to Schedule III

Boston Capital Tax Credit Fund II Limited Partnership - Series 9

Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period - 4/1/92		$122,231,856
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	3,447,429
Improvements, etc	143,343
Other	0
		$3,590,772
Deductions during period:
Cost of real estate sold	$(7,395,934)
Other	(24,083)
		$(7,420,017)
Balance at close of period - 3/31/93		$118,402,611
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	3,591,731
Improvements, etc	9,011,423
Other	0
		$12,603,154
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/94		$131,005,765
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	2,630,397
Improvements, etc	1,266,494
Other	0
		$3,896,891
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/95		$134,902,656

Balance at close of period - 3/31/95		$134,902,656
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	818,652
Other	0
		$818,652
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/96		$135,721,308
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	0
Other	0
		$0
Deductions during period:
Cost of real estate sold	$0
Other	(2,117,890)
		(2,117,890)
Balance at close of period - 3/31/97		$133,603,418
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	355,226
Other	0
		$355,226
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/98		$133,958,644

Balance at close of period - 3/31/98		$133,958,644
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	570,512
Other	0
		$570,512
Deductions during period:
Cost of real estate sold	$0
Other	(990,393)
		(990,393)
Balance at close of period - 3/31/99		$133,538,763
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	374,174
Other	0
		$374,174
Deductions during period:
Cost of real estate sold	$0
Other	(531,712)
		(531,712)
Balance at close of period - 3/31/00		$133,381,225
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	322,286
Other	0
		$322,286
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/01		$133,703,511

Balance at close of period - 3/31/01		$133,703,511
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	523,585
Other	0
		$523,585
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/02		$134,227,096
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	539,685
Other	0
		$539,685
Deductions during period:
Cost of real estate sold	$(11,255,722)
Other	0
		(11,255,722)
Balance at close of period - 3/31/03		$123,511,059
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	401,897
Other	0
		$401,897
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/04		$123,912,956

Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period - 4/1/92		$6,203,920
Current year expense	$4,059,735
Balance at close of period - 3/31/93		$10,263,655
Current year expense	$4,195,190
Balance at close of period - 3/31/94		$14,458,845
Current year expense	$4,588,398
Balance at close of period - 3/31/95		$19,047,243
Current year expense	$4,535,644
Balance at close of period - 3/31/96		$23,582,887
Current year expense	$4,517,586
Balance at close of period - 3/31/97		$28,100,473
Current year expense	$4,359,076
Balance at close of period - 3/31/98		$32,459,549
Current year expense	$3,444,078
Balance at close of period - 3/31/99		$35,903,627
Current year expense	$4,028,593
Balance at close of period - 3/31/00		$39,932,220
Current year expense	$4,198,128
Balance at close of period - 3/31/01		$44,130,348
Current year expense	$4,089,155
Balance at close of period - 3/31/02		$48,219,503
Current year expense	$329,965
Balance at close of period - 3/31/03		$48,549,468
Current year expense	$3,928,201
Balance at close of period - 3/31/04		$52,477,669

Boston Capital Tax Credit Fund II Limited Partnership - Series 10
Schedule III - Real Estate and Accumulated Depreciation
March 31, 2004

		Initial cost to company		Cost capitalized subsequent to		Gross amount at which carried at close of period						Life on which
	Encum-		Buildings and	acquisition			Buildings and		Accumulated	Date of	Date	depreciation
Description	brances	Land	improvements	Improvements		Land	improvements	Total	depreciation	construction	acquired	is computed
ACKERMAN	539,679	42,000	619,380	281,556		42,000	900,936	942,936	229,575	Jun-94	Sep-93	5-27.5
ATHENS II	1,317,692	75,000	1,642,281	49,894		75,000	1,692,175	1,767,175	576,713	Jun-90	Aug-90	5-27.5
AUTUMN LANE	723,310	34,094	891,072	1,117		34,094	892,189	926,283	444,784	Nov-90	Aug-89	5-27.5
BAYTREE	943,843	44,759	1,099,246	120,510		44,759	1,219,756	1,264,515	637,024	Jul-90	Nov-88	5-27.5
BENCHMARK	1,096,132	60,600	1,137,112	203,487		60,600	1,340,599	1,401,199	661,066	Jul-90	Nov-88	5-27.5
BRENTWOOD	940,820	64,999	1,163,002	66,461		64,999	1,229,463	1,294,462	419,588	Oct-90	Nov-90	5-27.5
BRIARWOOD	1,459,811	154,900	1,898,553	(311,585)		154,900	1,586,968	1,741,868	762,885	Aug-90	Aug-90	7-27.5
BUTLER PROPERTIES	494,764	37,500	376,730	223,430		37,500	600,160	637,660	188,798	Feb-91	Dec-90	5-27.5
CANDLEWICK PLACE	1,234,940	70,800	1,500,289	91,418		70,800	1,591,707	1,662,507	497,180	Oct-92	Dec-92	5-27.5
CEDARSTONE	760,607	66,000	955,695	59,264		66,000	1,014,959	1,080,959	320,089	May-93	May-93	5-40
CENTREVILLE APTS.	663,611	63,073	697,069	53,939		16,000	751,008	767,008	445,751	Feb-90	Nov-90	5-27.5
CHARLTON COURT	1,180,752	56,144	1,449,050	3,301		56,144	1,452,351	1,508,495	618,474	Jan-93	Dec-92	7-27.5
CHUCKATUCK	1,441,053	128,725	1,731,557	36,672		128,725	1,768,229	1,896,954	736,363	Feb-90	Nov-90	12-40
CLOVERLEAF I	841,546	54,740	969,048	20,339		54,740	989,387	1,044,127	514,131	Apr-90	Nov-90	5-27.5
CLOVERLEAF II	860,456	66,488	981,480	22,147		66,488	1,003,627	1,070,115	520,105	Apr-90	Nov-90	5-27.5
CONNELLSVILLE	1,345,770	55,440	1,591,799	169,176		55,440	1,760,975	1,816,415	660,992	Mar-90	Nov-90	5-27.5
DALLAS	1,480,551	230,059	3,408,933	(195,432	)*	230,059	3,213,501	3,443,560	1,650,333	Oct-90	Dec-91	5-27.5
ELLAVILLE	774,107	45,000	977,293	915		45,000	978,208	1,023,208	515,515	Feb-90	Jul-90	5-27.5
FORSYTH	1,436,454	55,000	1,894,917	30,751		55,000	1,925,668	1,980,668	958,039	Sep-90	Jul-90	7-27.5
FREEDOM APTS.	1,034,608	144,065	1,219,436	89,906		144,065	1,309,342	1,453,407	480,800	Sep-90	Nov-90	5-27.5
GREAT FALLS	870,495	38,292	1,053,154	8,183		38,292	1,061,337	1,099,629	534,855	Oct-90	Nov-90	5-27.5
HARTWAY PROPERTIES	899,205	49,000	1,116,507	0		49,000	1,116,507	1,165,507	433,420	Jun-90	Jul-90	5-27.5
HILLTOP	1,465,880	105,000	1,916,734	58,483		105,000	1,975,217	2,080,217	993,739	Jul-90	Aug-90	7-27.5

		Initial cost to company		Cost capitalized subsequent to		Gross amount at which carried at close of period						Life on which
	Encumbr-		Buildings and	acquisition			Buildings and		Accumulated	Date of	Date	depreciation
Description	ances	Land	improvements	Improvements		Land	improvements	Total	depreciation	construction	acquired	is computed
IRONTON ESTATES	610,828	29,500	794,461	15,650		29,500	810,111	839,611	360,300	Jan-93	May-93	5-27.5
LAMBERT SQUARE	975,011	41,200	1,243,568	33,824		41,200	1,277,392	1,318,592	360,559	Jan-93	May-93	5-50
LAWTON APTS.	1,518,333	54,400	1,848,603	30,272		54,400	1,878,875	1,933,275	1,101,548	Dec-92	Nov-92	10-40
LONGVIEW	859,501	25,000	1,071,946	72,706		25,000	1,144,652	1,169,652	596,700	Jun-90	Nov-90	5-27.5
MAIDU	1,815,399	56,500	4,890,261	310,930		56,500	5,201,191	5,257,691	2,437,092	Aug-90	Nov-88	27.5
MEADOWBROOK	1,453,787	75,141	1,789,549	5,194		75,141	1,794,743	1,869,884	938,166	Dec-91	Mar-91	5-27.5
MERCER APTS.	895,133	46,249	1,098,860	78,264		46,249	1,177,124	1,223,373	441,028	Aug-90	Nov-90	5-27.5
MORGANTOWN	757,605	36,000	930,187	7		36,000	930,194	966,194	303,995	Dec-90	Aug-90	5-27.5
NEWNAN	1,938,207	92,706	4,128,942	(241,002	)*	92,706	3,887,940	3,980,646	2,002,993	Oct-90	Dec-90	27.5
PARKWOOD	2,755,588	316,667	4,358,381	12,007		316,667	4,370,388	4,687,055	2,126,880	May-91	Mar-91	40
PEDCOR INVESTMENTS	3,109,219	200,000	4,714,711	651,844		200,000	5,366,555	5,566,555	1,778,469	Oct-90	Jul-90	5-27.5
PINETREE MANOR	964,979	30,000	1,210,633	41,352		30,000	1,251,985	1,281,985	349,471	Jan-93	Nov-92	7-40
PINEVIEW	946,381	125,000	1,178,400	10,823		125,000	1,189,223	1,314,223	597,949	Dec-90	Sep-90	7-27.5
ROSEWOOD VILLAGE	662,825	36,000	806,255	8,631		36,000	814,886	850,886	422,519	Jul-90	Jul-90	5-27.5
STOCKTON ESTATES	506,611	17,500	647,699	(282,918)		17,500	364,781	382,281	142,701	Jan-93	Feb-93	5-27.5
STRATFORD SQUARE	740,529	63,000	443,433	483,424		63,000	926,857	989,857	279,256	Feb-93	Oct-92	5-40
SUMMER GLEN	1,459,113	147,225	1,669,056	159,976		147,225	1,829,032	1,976,257	525,861	Mar-93	Nov-92	5-40
WASHINGTON HEIGHTS	462,507	76,537	974,803	53,612		90,473	1,028,415	1,118,888	399,930	Jul-90	Nov-90	5-27.5
WEST DES MOINES	2,135,202	437,568	4,154,100	351,935		437,568	4,506,035	4,943,603	2,228,794	Jul-90	Jul-90	7-27.5

				Cost
				capitalized	Gross amount at which carried at close of period
		Initial cost to company		subsequent							Life on which
	Encum-		Buildings and	to acquisition		Buildings and		Accumulated	Date of	Date	depreciation
Description	brances	Land	improvements	Improvements	Land	improvements	Total	depreciation	Construction	acquired	is computed
WICHITA WEST	1,671,226	110,377	2,920,599	156,779	110,377	3,077,378	3,187,755	1,539,902	Jul-90	Jul-90	7-27.5
WOODSIDE HOUSING	1,459,920	60,140	1,926,294	52,786	60,140	1,979,080	2,039,220	678,786	Nov-90	Dec-90	5-27.5

	51,503,990	3,818,388	73,091,078	3,090,028	3,785,251	76,181,106	79,966,357	33,413,118

Since the Operating Partnerships maintain a calendar year end, the information reported on this schedule is as of December 31, 2003.

There we no carrying costs as of December 31, 2003. The Column has been omitted for presentation purposes.

Notes to Schedule III

Boston Capital Tax Credit Fund II Limited Partnership - Series 10

Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period - 4/1/92		$73,561,151
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	2,204,866
Improvements, etc	314,333
Other	0
		$2,519,199
Deductions during period:
Cost of real estate sold	$(7,395,934)
Other	0
		$(7,395,934)
Balance at close of period - 3/31/93		$68,684,416
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	8,492,161
Improvements, etc	6,297,007
Other	0
		$14,789,168
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/94		$83,473,584
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	313,600
Improvements, etc	0
Other	0
		$313,600
Deductions during period:
Cost of real estate sold	0
Other	0
		$0
Balance at close of period - 3/31/95		$83,787,184

Balance at close of period - 3/31/95		$83,787,184
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc
Other	86,855
		$86,855
Deductions during period:
Cost of real estate sold	$0
Other	(440,637)
		(440,637)
Balance at close of period - 3/31/96		$83,433,402
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	0
Other	186,916
		$186,196
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/97		$83,620,318
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	116,256
Other	0
		$116,256
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/98		$83,736,574

Balance at close of period - 3/31/98		$83,736,574
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	530,895
Other	0
		$530,895
Deductions during period:
Cost of real estate sold	$0
Other	(1,589,126)
		(1,589,126)
Balance at close of period - 3/31/99		$82,678,343
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	489,722
Other	0
		$489,722
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/00		$83,168,065
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	156,226
Other	0
		$156,226
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/01		$83,324,291

Balance at close of period - 3/31/01		$83,324,291
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	257,618
Other	0
		$257,618
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/02		$83,581,909
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	141,429
Other	0
		$141,429
Deductions during period:
Cost of real estate sold	$(3,748,588)
Other	0
		(3,748,588)
Balance at close of period - 3/31/03		$79,974,750
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	(8,393)
Other	0
		$(8,393)
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/04		$79,966,357

Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period - 4/1/92		$3,259,154
Current year expense	$2,487,975
Balance at close of period - 3/31/93		$5,747,129
Current year expense	$2,881,214
Balance at close of period - 3/31/94		$8,628,343
Current year expense	$2,883,271
Balance at close of period - 3/31/95		$11,511,614
Current year expense	$2,768,634
Balance at close of period - 3/31/96		$14,280,248
Current year expense	$2,797,002
Balance at close of period - 3/31/97		$17,077,250
Current year expense	$2,780,726
Balance at close of period - 3/31/98		$19,857,976
Current year expense	$2,397,434
Balance at close of period - 3/31/99		$22,255,410
Current year expense	$2,459,142
Balance at close of period - 3/31/00		$24,714,552
Current year expense	$2,579,970
Balance at close of period - 3/31/01		$27,294,522
Current year expense	$2,628,315
Balance at close of period - 3/31/02		$29,922,837
Current year expense	$1,200,562
Balance at close of period - 3/31/03		$31,123,399
Current year expense	$2,289,719
Balance at close of period - 3/31/04		$33,413,118

Boston Capital Tax Credit Fund II Limited Partnership - Series 11
Schedule III - Real Estate and Accumulated Depreciation
March 31, 2004

		Initial cost to company		Cost capitalized subsequent to		Gross amount at which carried at close of period						Life on which
	Encum-		Buildings and	acquisition			Buildings and		Accumulated	Date of	Date	depreciation
Description	brances	Land	improvements	Improvements		Land	improvements	Total	depreciation	construction	acquired	is computed
ACADEMY HILL	1,356,344	119,500	1,607,604	22,800		120,880	1,630,404	1,751,284	789,895	Feb-91	Feb-91	5-27.5
ASPEN SQUARE	1,808,163	150,413	2,118,648	139,701		150,703	2,258,349	2,409,052	697,116	Nov-90	Nov-90	5-27.5
BRIDGEVIEW	1,341,638	50,686	1,586,090	96,589		50,686	1,682,679	1,733,365	932,769	Dec-89	Dec-90	5-27.5
BUCKEYE	1,319,815	93,421	1,584,893	97,833		93,421	1,682,726	1,776,147	610,586	Aug-90	Dec-90	5-27.5
CHURCH HILL	941,156	63,232	663,136	580,625		63,232	1,243,761	1,306,993	413,321	Jan-91	Dec-90	7-40
COPPER CREEK	1,157,718	77,750	1,410,989	73,275		77,750	1,484,264	1,562,014	463,910	Sep-90	Nov-90	5-27.5
CORONADO	157,109	9,998	1,499,265	58,461		9,998	1,557,726	1,567,724	746,456	Apr-91	Feb-91	5-27.5
CRESTWOOD	3,947,031	360,000	10,649,129	352,563		360,000	11,001,692	11,361,692	4,864,683	Jul-91	Jan-91	7-27.5
DALLAS APTS.	1,480,551	230,059	3,408,933	(195,432	)*	230,059	3,213,501	3,443,560	1,650,333	Oct-90	Dec-90	7-27.5
DENMARK I	758,700	54,000	915,172	6,250		54,000	921,422	975,422	475,902	Jun-90	Nov-90	27.5
DENMARK II	805,809	36,000	1,003,547	3,833		36,000	1,007,380	1,043,380	516,358	Jun-90	Nov-90	5-27.5
EL DORADO SPRINGS	571,955	22,500	735,245	38,259		17,176	773,504	790,680	408,310	Sep-90	Nov-90	5-27.5
ELDON ESTATES II	572,689	30,000	690,453	49,231		30,000	739,684	769,684	363,904	Nov-90	Dec-90	5-27.5
ELDON MANOR	551,214	7,500	787,399	39,456		7,500	826,855	834,355	413,412	Nov-90	Dec-90	5-27.5
ELDERLY HOUSING OF MACON	1,592,356	50,000	1,992,329	26,820		50,000	2,019,149	2,069,149	553,925	Apr-93	May-93	5-27.5
EUTAW ELDERLY	1,598,036	24,000	1,972,439	28,110		24,000	2,000,549	2,024,549	509,674	Dec-93	May-93	5-50
FARMERVILLE	954,556	57,015	1,195,142	49,804		57,015	1,244,946	1,301,961	401,714	Apr-91	Jan-91	5-27.5
FOREST GLADE	1,461,434	100,000	1,841,104	40,547		100,000	1,881,651	1,981,651	920,635	Dec-90	Dec-90	7-27.5
FRANKLIN SCHOOL	1,194,369	112,032	2,528,326	2,296,877		112,032	4,825,203	4,937,235	2,019,928	Dec-91	Oct-90	27.5
HARBOR VIEW	1,460,128	143,957	1,802,615	19,163		143,957	1,821,778	1,965,735	926,425	Jul-90	Dec-90	7-27.5
HILLTOP APTS.	1,397,081	178,736	1,545,237	37,942		178,736	1,583,179	1,761,915	592,673	Nov-92	Jan-93	27.5
HOLLAND SENIOR	886,652	27,500	1,096,333	77,354		27,500	1,173,687	1,201,187	612,177	Jun-90	Nov-90	27.5
HOLLY SENIOR	904,049	36,882	1,139,044	88,347		36,882	1,227,391	1,264,273	634,126	Oct-90	Nov-90	27.5

		Initial cost to company		Cost capitalized subsequent to		Gross amount at which carried at close of period						Life on which
	Encumbr-		Buildings and	acquisition			Buildings and		Accumulated	Date of	Date	depreciation
Description	ances	Land	improvements	Improvements		Land	improvements	Total	depreciation	construction	acquired	is computed
IVAN WOODS	2,546,978	275,000	4,347,328	87,328		275,000	4,434,656	4,709,656	2,221,843	Apr-91	Feb-91	5-27.5
KAPLAN MANOR	912,706	66,000	1,106,192	111,186		66,000	1,217,378	1,283,378	407,004	Dec-90	Dec-90	7-40
LAKEWOOD	940,664	53,100	1,162,254	70,627		53,100	1,232,881	1,285,981	402,098	May-91	Jan-91	5-27.5
LICKING ASSOCIATES	400,388	14,000	316,889	201,153		14,000	518,042	532,042	221,143	Mar-92	Nov-91	5-27.5
LONDON ARMS	2,674,257	37,500	3,479,332	7,882	*	37,500	3,487,214	3,524,714	1,641,797	Dec-90	Dec-90	5-27.5
MAIDU	1,815,399	56,500	4,890,261	310,930		56,500	5,201,191	5,257,691	2,437,092	Dec-91	Mar-91	7-27.5
MANNING PROPERTIES	826,659	44,125	1,015,703	10,752		44,125	1,026,455	1,070,580	518,899	Nov-90	Nov-90	5-27.5
METTER	1,442,427	44,500	1,770,511	9,551		45,141	1,780,062	1,825,203	734,695	May-93	Dec-92	5-27.5
NEVADA MANOR	637,797	50,000	782,543	37,751		50,000	820,294	870,294	434,685	Oct-90	Nov-90	5-27.5
NEWNAN APTS.	1,938,207	92,706	4,128,942	(241,002	)*	92,706	3,887,940	3,980,646	2,002,993	Oct-90	Dec-90	5-27.5
OATKA VILLIAGE	905,226	35,000	1,151,205	74,952		35,000	1,226,157	1,261,157	617,403	Jun-90	Nov-90	5-27.5
RPI #18 L.P.	1,213,977	100	1,776,840	123,538		100	1,900,378	1,900,478	916,494	Dec-90	Dec-90	5-27.5
SIERRA SPRINGS	1,158,670	52,290	1,448,815	76,572		52,387	1,525,387	1,577,774	460,955	Nov-90	Nov-90	5-27.5
SOUTH FORK	1,451,690	100,000	1,782,527	42,851		100,000	1,825,378	1,925,378	657,420	Feb-91	Feb-91	5-27.5
TWIN OAKS OF ALLENDALE	770,640	71,305	951,711	(155,350	)*	71,305	796,361	867,666	397,108	Sep-90	Dec-90	5-27.5
WASHINGTON	943,379	55,050	1,150,878	65,931		55,050	1,216,809	1,271,859	401,967	Mar-91	Jan-91	7-40
WILDRIDGE	1,368,015	156,576	1,617,243	49,029		156,576	1,666,272	1,822,848	820,286	Apr-91	Jan-91	7-27.5

	50,165,632	3,238,933	76,652,246	4,912,089		3,236,017	81,564,335	84,800,352	35,812,114

Since the Operating Partnerships maintain a calendar year end, the information reported on this schedule is as of December 31, 2003.

There we no carrying costs as of December 31, 2003. The Column has been omitted for presentation purposes.

Notes to Schedule III

Boston Capital Tax Credit Fund II Limited Partnership - Series 11

Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period - 4/1/92		$75,467,308
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	44,500
Improvements, etc	862,272
Other	0
		$906,772
Deductions during period:
Cost of real estate sold	$(1,343,477)
Other	(188,348)
		$(1,531,825)
Balance at close of period - 3/31/93		$74,842,255
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	5,762,741
Improvements, etc	1,962,905
Other	0
		$7,725,646
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/94		$82,567,901
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	1,297,882
Improvements, etc	0
Other	0
		$1,297,882
Deductions during period:
Cost of real estate sold	0
Other	0
		$0
Balance at close of period - 3/31/95		$83,865,783

Balance at close of period - 3/31/95		$83,865,783
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	81,256
Other	0
		$81,256
Deductions during period:
Cost of real estate sold	$0
Other	(1,209,041)
		(1,209,041)
Balance at close of period - 3/31/96		$82,737,998
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	125,078
Other	0
		$125,078
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/97		$82,863,076
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	121,624
Other	0
		$121,624
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/98		$82,984,700

Balance at close of period - 3/31/98		$82,984,700
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	178,906
Other	0
		$178,906
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/99		$83,163,606
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	451,423
Other	0
		$451,423
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/00		$83,615,029
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	86,609
Other	0
		$86,609
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/01		$83,701,638

Balance at close of period - 3/31/01		$83,701,638
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	229,554
Other	0
		$229,554
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/02		$83,931,192
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	193,734
Other	0
		$193,734
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/03		$84,124,926
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	675,426
Other	0
		$675,426
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/04		$84,800,352

Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period - 4/1/92		$2,602,158
Current year expense	$2,916,577
Balance at close of period - 3/31/93		$5,518,735
Current year expense	$2,946,686
Balance at close of period - 3/31/94		$8,465,421
Current year expense	$4,159,331
Balance at close of period - 3/31/95		$12,624,752
Current year expense	$1,693,850
Balance at close of period - 3/31/96		$14,318,602
Current year expense	$2,889,737
Balance at close of period - 3/31/97		$17,208,339
Current year expense	$2,903,701
Balance at close of period - 3/31/98		$20,112,040
Current year expense	$2,772,892
Balance at close of period - 3/31/99		$22,884,932
Current year expense	$2,681,634
Balance at close of period - 3/31/00		$25,566,566
Current year expense	$2,650,726
Balance at close of period - 3/31/01		$28,217,292
Current year expense	$2,575,061
Balance at close of period - 3/31/02		$30,792,353
Current year expense	$2,718,792
Balance at close of period - 3/31/03		$33,511,145
Current year expense	$2,300,969
Balance at close of period - 3/31/04		$35,812,114

Boston Capital Tax Credit Fund II Limited Partnership - Series 12
Schedule III - Real Estate and Accumulated Depreciation
March 31, 2004

		Initial cost to company		Cost capitalized subsequent to		Gross amount at which carried at close of period						Life on which
	Encum-		Buildings and	acquisition			Buildings and		Accumulated	Date of	Date	depreciation
Description	brances	Land	improvements	Improvements		Land	improvements	Total	depreciation	construction	acquired	is computed
AUTUMNWOOD VILLAGE	997,729	40,777	371,734	903,964		40,777	1,275,698	1,316,475	566,513	Apr-92	Oct-91	5-27.5
BB&L ENTERPRISES	513,525	24,000	648,985	8,857		24,000	657,842	681,842	242,514	Mar-91	May-91	5-40
BOWMAN VILLAGE	655,843	17,000	848,107	8,298		17,000	856,405	873,405	398,252	Oct-91	Jun-91	5-27.5
BRANDYWOOD	1,655,220	86,029	3,313,958	64,450	*	86,029	3,378,408	3,464,437	1,716,267	Sep-91	Dec-91	5-27.5
BRIARWICK	1,205,582	95,079	1,587,073	8,855		95,079	1,595,928	1,691,007	546,169	Apr-91	Apr-91	5-40
BUCKSPORT	1,351,146	71,500	1,683,768	112,672		71,500	1,796,440	1,867,940	682,175	Aug-91	Jun-91	7-27.5
BURKESVILLE	723,749	40,000	897,118	530		40,000	897,648	937,648	273,699	Sep-91	Jun-91	5-27.5
CALIFORNIA VII	8,406,701	820,000	9,361,922	16,550,625		803,050	25,912,547	26,715,597	7,100,462	Dec-93	Oct-92	5-27.5
CANANCHE CREEK	1,217,124	66,200	1,515,813	60,014		66,200	1,575,827	1,642,027	446,440	Jun-91	May-91	5-27.5
CARSON VILLAGE	642,295	30,000	193,264	620,730		30,000	813,994	843,994	357,279	Jun-92	Oct-91	5-27.5
CLARKSON PROP	732,315	36,000	932,918	0		36,000	932,918	968,918	284,136	Jul-91	Jun-91	7-27.5
CLYMER HOUSE	1,099,742	20,000	1,387,091	123,175		20,000	1,510,266	1,530,266	578,291	Oct-91	Jun-91	5-27.5
CORCORAN INVESTMENT	1,597,017	75,000	1,976,455	0		75,000	1,976,455	2,051,455	564,882	Nov-90	Feb-91	5-50
CORNISH PARK	1,433,935	67,390	1,761,946	164,917		68,500	1,926,863	1,995,363	753,162	Jun-91	Jun-91	5-27.5
CRESCENT CITY	2,101,281	211,000	2,297,055	(14,590	)*	211,000	2,282,465	2,493,465	682,011	Mar-91	Mar-91	5-50
DALLAS II	1,480,551	230,059	3,194,199	19,302		230,059	3,213,501	3,443,560	1,650,333	Oct-90	Mar-91	7-27.5
EARLIMART	1,325,915	90,000	1,711,424	827		90,000	1,712,251	1,802,251	488,223	Jun-91	Jun-91	5-50
EVANWOOD	742,062	36,000	929,102	456		32,400	929,558	961,958	315,356	May-91	Jun-91	5-27.5
FORT SMITH	778,626	87,500	2,089,062	0		81,348	2,089,062	2,170,410	841,599	Aug-94	Sep-93	7-27.5
FRANKLIN II	1,463,638	50,000	1,864,100	24,851		50,000	1,888,951	1,938,951	940,828	Nov-90	Apr-91	7-27.5
FRANKLIN HSE APARTMENTS	273,288	1,000	812,706	2,742		1,000	815,448	816,448	317,196	Jan-88	May-93	5-27.5
HAMILTON VILLAGE	560,550	18,943	368,532	347,904		18,943	716,436	735,379	324,522	Mar-92	Oct-91	5-27.5
HUNTERS PARK	1,389,470	92,750	1,650,083	13,889		92,750	1,663,972	1,756,722	465,464	Apr-91	May-91	5-27.5

		Initial cost to company		Cost capitalized subsequent to		Gross amount at which carried at close of period						Life on which
	Encumbr-		Buildings and	acquisition			Buildings and		Accumulated	Date of	Date	depreciation
Description	ances	Land	improvements	Improvements		Land	improvements	Total	depreciation	construction	acquired	is computed
IVAN WOODS	2,546,978	275,000	4,347,328	87,328		275,000	4,434,656	4,709,656	2,221,843	Apr-91	Feb-91	5-27.5
JESUP	581,456	19,375	427,265	385,359		10,560	812,624	823,184	365,764	Jul-92	Jan-91	5-27.5
LAKERIDGE	903,034	34,832	1,103,517	18,599		34,832	1,122,116	1,156,948	543,050	Apr-91	Mar-91	5-50
LAUREL VILLAGE	651,543	15,145	256,421	574,212		15,145	830,633	845,778	370,342	May-92	Oct-91	5-27.5
LOS CABALLOS	722,861	53,886	1,006,731	26,621		26,943	1,033,352	1,060,295	333,593	Aug-91	Jul-91	5-27.5
MARLBORO	823,394	26,176	1,032,404	15,289		26,176	1,047,693	1,073,869	529,358	Feb-91	Mar-91	5-27.5
MELVILLES	878,516	18,500	1,103,074	85,303		18,500	1,188,377	1,206,877	369,323	Oct-91	Jul-91	7-40
NANTY GLO	1,454,220	35,000	1,869,757	114,134		35,000	1,983,891	2,018,891	749,433	Jul-91	Jun-91	5-27.5
NEWNAN II	1,938,207	92,706	3,868,800	19,140		92,706	3,887,940	3,980,646	2,002,993	Oct-90	Mar-91	7-27.5
NYE COUNTY	1,343,870	60,000	1,694,731	5,023		60,000	1,699,754	1,759,754	842,311	Apr-91	May-91	5-27.5
OAKLEIGH	899,484	57,500	553,121	600,197		57,500	1,153,318	1,210,818	351,942	Mar-92	Aug-91	7-40
OAKWOOD	891,586	52,000	782,736	390,309		52,000	1,173,045	1,225,045	360,085	Jan-92	Aug-91	7-40
PARKWOOD	2,755,588	316,667	4,358,381	12,007		316,667	4,370,388	4,687,055	2,126,880	May-91	Mar-91	5-27.5
PORTALES ESTATES	1,418,640	66,500	1,777,470	43,240		66,500	1,820,710	1,887,210	899,868	Jul-91	Jul-91	5-27.5
PRAIRIE WEST	476,383	65,000	983,964	18,490		75,906	1,002,454	1,078,360	502,238	Sep-95	Mar-91	5-27.5
RIDGEWAY COURT	892,446	48,500	1,039,377	25,961		48,500	1,065,338	1,113,838	502,885	Jan-91	Apr-91	5-27.5
RIVER REACH	1,345,943	118,750	1,656,515	17,993		118,750	1,674,508	1,793,258	801,535	May-91	May-91	7-27.5
ROCKMOOR	554,269	30,000	521,541	153,533		30,000	675,074	705,074	193,264	Mar-91	May-91	5-27.5
RPI #22	537,358	0	1,177,719	30,883		0	1,208,602	1,208,602	556,751	Jul-91	Jun-91	7-27.5
SCOTT CITY	590,907	13,000	764,225	10,843	*	13,000	775,068	788,068	249,198	Nov-91	Jun-91	5-27.5
SHAWNEE RIDGE	657,367	53,650	801,129	18,521		53,650	819,650	873,300	233,848	May-91	May-91	5-27.5

		Initial cost to company		Cost capitalized subsequent to	Gross amount at which carried at close of period						Life on which
	Encum-		Buildings and	acquisition		Buildings and		Accumulated	Date of	Date	depreciation
Description	brances	Land	improvements	Improvements	Land	improvements	Total	depreciation	construction	acquired	is computed
SPRINGFIELD	4,068,100	775,955	9,620,653	(227,896)	775,955	9,392,757	10,168,712	4,191,221	Jun-91	Jul-91	5-27.5
STONEGATE MANOR	995,372	76,000	1,265,168	9,560	76,000	1,274,728	1,350,728	629,014	Dec-90	May-91	7-27.5
TURNER LANE	710,892	31,530	882,974	1,750	31,530	884,724	916,254	421,630	Jul-91	May-91	7-27.5
UNION BAPTIST	336,576	0	1,151,557	(401,966)	30,000	749,591	779,591	407,145	Apr-91	May-91	5-27.5
VILLAS LAKERIDGE	524,118	47,952	605,356	2,814	47,952	608,170	656,122	291,903	Mar-91	Mar-91	5-27.5
WAYNESBORO	1,351,534	50,000	1,455,507	83,569	50,000	1,539,076	1,589,076	714,468	Jan-91	Apr-91	5-27.5
WINDSOR II	727,162	51,178	887,455	13,323	51,178	900,778	951,956	456,976	Nov-90	Apr-91	7-27.5
WOODCREST	699,133	42,000	883,702	42,822	42,000	926,524	968,524	290,307	Nov-91	Jun-91	7-40
WOODSIDE	1,137,556	19,383	1,378,829	66,781	19,383	1,445,610	1,464,993	774,311	Mar-91	Apr-91	5/40

	65,761,797	4,852,412	90,653,822	21,266,210	4,831,968	111,920,032	116,752,000	43,819,252

Since the Operating Partnerships maintain a calendar year end, the information reported on this schedule is as of December 31, 2003.

There we no carrying costs as of December 31, 2003. The Column has been omitted for presentation purposes.

Notes to Schedule III

Boston Capital Tax Credit Fund II Limited Partnership - Series 12

Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period - 4/1/92		$79,690,665
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	9,428,122
Improvements, etc	7,164,766
Other	0
		$16,592,888
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/93		$96,283,553
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	901,206
Improvements, etc	16,586,367
Other	0
		$17,487,573
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/94		$113,771,126
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	2,226,528
Other	0
		$2,226,528
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/95		$115,997,654

Balance at close of period - 3/31/95		$115,997,654
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	231,724
Other	0
		$231,724
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/96		$116,229,378
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	67,052
Other	0
		$67,052
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/97		$116,296,430
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	141,479
Other	0
		$141,479
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/98		$116,437,909

Balance at close of period - 3/31/98		$116,437,909
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	144,694
Other	0
		$144,694
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/99		$116,582,603
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	(292,387)
Other	0
		$(292,387)
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/00		$116,290,215
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	(743,691)
Other	0
		$(743,691)
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/01		$115,546,524

Balance at close of period - 3/31/01		$115,546,524
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	538,950
Other	0
		$538,950
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/02		$116,085,474
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	358,807
Other	0
		$358,807
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/03		$116,444,281
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	307,719
Other	0
		$307,719
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/04		$116,752,000

Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period - 4/1/92		$2,036,741
Current year expense	$3,141,623
Balance at close of period - 3/31/93		$5,178,364
Current year expense	$3,409,630
Balance at close of period - 3/31/94		$8,587,994
Current year expense	$4,171,394
Balance at close of period - 3/31/95		$12,759,388
Current year expense	$4,116,629
Balance at close of period - 3/31/96		$16,876,017
Current year expense	$3,687,191
Balance at close of period - 3/31/97		$20,563,208
Current year expense	$3,611,359
Balance at close of period - 3/31/98		$24,174,567
Current year expense	$3,513,077
Balance at close of period - 3/31/99		$27,687,644
Current year expense	$3,220,274
Balance at close of period - 3/31/00		$30,907,918
Current year expense	$2,820,392
Balance at close of period - 3/31/01		$33,728,310
Current year expense	$3,371,448
Balance at close of period - 3/31/02		$37,099,758
Current year expense	$3,327,140
Balance at close of period - 3/31/03		$40,426,898
Current year expense	$3,392,354
Balance at close of period - 3/31/04		$43,819,252

Boston Capital Tax Credit Fund II Limited Partnership - Series 14
Schedule III - Real Estate and Accumulated Depreciation
March 31, 2004

	Encum-	Initial cost to company		Cost capitalized subsequent to	Gross amount at which carried at close of period						Life on which depreciation
			Buildings and	acquisition		Buildings and		Accumulated	Date of	Date
Description	brances	Land	improvements	Improvements	Land	improvements	Total	depreciation	construction	acquired	is computed
ADA VILLAGE	1,007,518	125,997	1,201,080	0	125,997	1,201,080	1,327,077	437,969	Nov-93	Jan-93	5-30
AMHERST	1,567,437	60,000	1,920,734	5,040	60,000	1,925,774	1,985,774	874,593	Jan-92	Jan-92	7-27.5
BECKWOOD MANOR	1,246,948	35,000	1,569,743	49,758	35,000	1,619,501	1,654,501	725,488	Oct-92	May-92	5-27.5
BELMONT VILLAGE	915,328	64,312	1,073,695	103,774	64,312	1,177,469	1,241,781	394,142	Dec-91	Jan-92	7-27.5
BETHEL PARK	1,466,169	265,800	1,310,374	527,267	117,500	1,837,641	1,955,141	637,793	Mar-92	Dec-91	5-40
BLANCHARD VILLAGE	211,862	42,000	727,225	(473,334)	23,726	253,891	277,617	102,328	Sep-91	Oct-91	7-40
BLANCHARD SENIOR	588,088	42,000	730,704	33,871	42,000	764,575	806,575	229,055	Jul-93	Jan-93	5-30
BRANTWOOD	1,126,560	55,500	1,382,381	15,061	55,500	1,397,442	1,452,942	658,466	Sep-91	Jul-91	7-27.5
BRECKENRIDGE	854,444	21,500	1,181,178	(462)	21,500	1,180,716	1,202,216	410,975	Mar-92	Jan-92	7-27.5
BRIARWOOD II	1,468,221	90,000	1,785,580	(192,233)	90,000	1,593,347	1,683,347	686,305	Apr-92	Feb-92	7-27.5
BRIDGE COALITION	0	0	695,990	166,045	0	862,035	862,035	342,296	Dec-91	Jan-92	27.5
BUCHANAN	714,395	63,275	833,561	35,252	63,275	868,813	932,088	442,102	Oct-90	Jul-91	7-27.5
CALIFORNIA INV VII	8,406,701	820,000	9,361,922	16,550,625	803,050	25,912,547	26,715,597	7,100,462	Dec-93	Oct-92	7-27.5
CAPITAL HOUSING	1,367,143	178,000	3,131,389	82,880	178,000	3,214,269	3,392,269	1,497,139	Jan-91	Aug-91	7-27.5
CAPITOL ONE	683,675	35,000	883,508	470	35,000	883,978	918,978	323,418	Aug-95	Mar-95	5-27.5
CARLETON COURT	2,907,897	94,360	3,954,231	227,920	94,360	4,182,151	4,276,511	1,401,637	Dec-91	Dec-91	7-34
CARRIAGE RUN	1,288,902	83,980	1,046,960	562,338	83,980	1,609,298	1,693,278	725,495	Apr-92	Oct-91	7-27.5
CEDARWOOD	1,393,707	61,698	1,477,659	234,950	61,698	1,712,609	1,774,307	483,625	Jan-92	Oct-91	7-27.5
CENTRAL VALLEY	1,795,485	141,353	2,170,282	0	141,353	2,170,282	2,311,635	577,735	Dec-91	Jan-92	5-50
CHAPARRAL	685,464	38,972	863,939	3,510	38,972	867,449	906,421	236,440	Jul-91	Aug-91	7-50
COLLEGE GREEN	3,695,262	225,000	6,774,847	97,923	225,000	6,872,770	7,097,770	2,327,103	Aug-95	Mar-95	5-27.5
COLORADO CITY	534,517	30,000	608,138	49,956	30,000	658,094	688,094	204,828	Oct-91	Oct-91	7-40

		Initial cost to company		Cost capitalized subsequent to	Gross amount at which carried at close of period						Life on which
	Encumbr-		Buildings and	acquisition		Buildings and		Accumulated	Date of	Date	depreciation
Description	ances	Land	improvements	Improvements	Land	improvements	Total	depreciation	construction	acquired	is computed
COTTONWOOD	706,790	40,000	775,242	133,957	40,000	909,199	949,199	251,264	Jul-91	Oct-91	7-40
CRYSTAL SPRINGS	1,285,265	60,000	1,574,032	44,247	60,000	1,618,279	1,678,279	557,765	Jan-92	Jan-92	7-27.5
DAVIS VILLAGE	1,135,781	55,000	1,456,778	0	55,000	1,456,778	1,511,778	536,055	Sep-93	Jan-93	5-30
DERBY HOUSING	1,546,749	165,000	3,451,914	59,393	165,000	3,511,307	3,676,307	1,642,520	Sep-91	Jun-91	7-27.5
DEVENWOOD	857,798	76,000	1,215,772	5,118	76,000	1,220,890	1,296,890	539,395	Jan-93	Jul-92	N/A
DUNCAN VILLAGE	1,094,443	83,875	1,391,226	15,835	83,875	1,407,061	1,490,936	502,526	Nov-93	Jan-93	5-30
EDISON VILLAGE	1,176,259	46,536	1,425,180	49,878	46,536	1,475,058	1,521,594	669,582	Feb-92	Jul-91	7-27.5
EXCELSIOR	613,979	70,000	704,252	94,419	70,000	798,671	868,671	382,626	Apr-91	Feb-92	7-27.5
FOUR OAKS HOUSING	879,181	48,000	1,063,004	22,525	73,083	1,085,529	1,158,612	466,281	Jun-92	Mar-92	7-27.5
FRANKLIN VISTA	914,054	49,520	1,130,261	46,384	49,520	1,176,645	1,226,165	362,808	Apr-92	Jan-92	7-27.5
FRIENDSHIP	1,418,786	195,314	1,639,123	187,953	213,230	1,827,076	2,040,306	1,024,321	Jun-91	Jan-92	7-27.5
HARRISON CITY	1,457,487	35,521	1,792,881	109,449	35,521	1,902,330	1,937,851	847,923	Sep-92	Jul-92	7-27.5
HAVEN PARK PRTS III	468,348	225,000	1,177,089	742	225,000	1,177,831	1,402,831	405,284	Dec-89	Jan-94	5-27.5
HAVEN PARK PTRS IV	376,579	180,000	874,413	742	180,000	875,155	1,055,155	292,868	Jun-90	Jan-94	5-27.5
HESSMER	895,068	35,000	380,289	823,096	35,000	1,203,385	1,238,385	361,981	Apr-92	Dec-91	7-40
HILLMONT VILLAGE	870,264	38,000	911,697	164,639	38,000	1,076,336	1,114,336	488,052	Jan-92	Sep-91	7-27.5
HUGHES SPRINGS	776,362	35,000	947,230	46,438	35,000	993,668	1,028,668	294,567	Aug-91	Oct-91	7-40
HUNTERS RUN	1,423,087	120,000	1,169,479	568,086	120,000	1,737,565	1,857,565	788,247	Feb-92	Dec-91	7-27.5
IDEPENDENCE	1,064,892	103,901	1,237,331	74,591	103,901	1,311,922	1,415,823	626,106	Jun-91	Aug-91	7-27.5
JARRATT	817,775	55,926	1,028,925	(47,947)	56,534	980,978	1,037,512	445,707	Dec-91	Oct-91	7-27.5

		Initial cost to company		Cost capitalized subsequent to	Gross amount at which carried at close of period						Life on which
	Encumbr-		Buildings and	acquisition		Buildings and		Accumulated	Date of	Date	depreciation
Description	ances	Land	improvements	Improvements	Land	improvements	Total	depreciation	construction	acquired	is computed
KILMARNOCK	796,390	44,000	969,309	0	44,000	969,309	1,013,309	470,019	Apr-91	Jul-91	7-27.5
KING FISHER	158,085	21,000	198,768	0	21,000	198,768	219,768	77,687	Dec-93	Jan-93	5-30
LA GAMA DEL BARIO	659,991	110,000	1,020,084	46,465	110,000	1,066,549	1,176,549	437,238	Aug-92	Jun-92	7-27.5
LAKE ISABELLA	1,965,684	360,000	2,036,815	229,471	360,000	2,266,286	2,626,286	612,589	Jan-92	Sep-91	5-50
LAKEVIEW MEADOWS	1,503,764	99,580	2,665,491	42,636	99,580	2,708,127	2,807,707	1,297,902	Jun-92	Jan-92	12-40
LAKEWOOD TERRACE	3,405,007	124,707	2,257,609	4,634,302	124,707	6,891,911	7,016,618	2,893,529	Aug-89	Nov-93	5-27.5
LEXINGTON PARK	5,343,231	500,000	7,754,757	155,653	500,000	7,910,410	8,410,410	2,416,830	Dec-93	Nov-91	7-27.5
LEXINGTON VILLAGE	203,558	23,814	246,703	0	23,814	246,703	270,517	98,457	Nov-93	Jan-93	5-30
LONACONING	1,462,126	113,305	181,203	1,558,889	113,305	1,740,092	1,853,397	523,714	Sep-92	Dec-91	5-27.5
LOUIS ASSOCIATES	773,769	13,720	1,038,651	56,239	13,720	1,094,890	1,108,610	402,319	Jan-92	Mar-92	7-27.5
MAIDU	1,815,399	56,500	5,108,838	92,353	56,500	5,201,191	5,257,691	2,437,092	Dec-91	Jan-92	7-27.5
MARION MANOR	987,295	50,000	1,237,671	61,476	50,000	1,299,147	1,349,147	375,604	Jun-92	Feb-92	7-27.5
MAYSVILLE VILLAGE	211,417	25,920	255,681	0	25,920	255,681	281,601	102,202	Oct-93	Jan-93	5-30
MCCOMB FAMILY	991,260	30,000	1,226,748	48,120	30,000	1,274,868	1,304,868	494,227	Oct-91	Oct-91	7-27.5
MONTAGUE	1,122,411	0	1,493,360	115,808	22,223	1,609,168	1,631,391	669,868	Dec-91	Dec-91	5-30
NAVAPAI	869,652	53,480	1,073,287	25,572	53,480	1,098,859	1,152,339	327,840	Apr-91	Jun-91	7-50
NEVADA CITY	3,495,813	492,000	3,954,179	135,550	492,000	4,089,729	4,581,729	1,063,658	Oct-91	Jan-92	5-27.5
NEW RIVER	1,461,206	46,400	1,279,522	532,062	46,400	1,811,584	1,857,984	593,757	Feb-92	Aug-91	7-27.5
NEWELLTON	919,676	57,600	1,161,263	55,130	57,600	1,216,393	1,273,993	367,957	Apr-92	Feb-92	7-40
OAKLAND VILLAGE	839,019	38,400	1,021,589	2,127	58,014	1,023,716	1,081,730	437,681	Aug-92	May-92	7-27.5
OKEMAH VILLAGE	671,507	27,752	872,256	0	27,752	872,256	900,008	323,567	May-93	Jan-93	7-27.5

	Encumbr-	Initial cost to company		Cost capitalized subsequent	Gross amount at which carried at close of period						Life on which depreciation
			Buildings and	to acquisition		Buildings and		Accumulated	Date of	Date
Description	ances	Land	improvements	Improvements	Land	improvements	Total	depreciation	construction	acquired	is computed
ONE NORTHRIDGE	1,971,852	190,000	3,051,424	234,577	190,000	3,286,001	3,476,001	1,285,778	Feb-92	Jan-92	7-27.5
PARKWOOD	2,755,588	316,667	4,358,381	12,007	316,667	4,370,388	4,687,055	2,126,880	May-91	Oct-91	7-27.5
PINERIDGE	962,445	31,500	494,515	779,903	31,500	1,274,418	1,305,918	336,142	Mar-92	Oct-91	7-27.5
PITTSFIELD PARK	1,030,401	204,900	781,557	652,981	58,000	1,434,538	1,492,538	521,830	Jun-92	Dec-91	5-30
PLANTATION IV	1,397,173	77,000	1,697,631	24,754	77,000	1,722,385	1,799,385	792,510	Nov-91	Dec-91	7-27.5
PORTVILLE SQUARE	887,983	66,206	1,068,007	99,835	66,206	1,167,842	1,234,048	381,559	Mar-92	Mar-92	7-27.5
PRAGUE VILLAGE	102,691	10,500	157,060	0	10,500	157,060	167,560	64,799	Mar-93	Jan-93	7-27.5
RAINIER MANOR	3,611,628	521,000	5,852,852	95,637	521,000	5,948,489	6,469,489	1,895,988	Jan-93	Mar-92	7-27.5
ROSENBERG	1,721,306	452,000	10,701,246	(8,438,332)	415,000	2,262,914	2,677,914	456,171	Jan-92	Dec-91	7-27.5
ROSEWOOD MANOR	1,418,477	175,000	1,605,480	15,094	175,000	1,620,574	1,795,574	745,962	Nov-91	Dec-91	7-27.5
SAN JACINTO	2,337,986	288,000	2,694,130	105,463	288,000	2,799,593	3,087,593	780,611	Oct-91	Jan-92	5-50
SCHROON LAKE	1,032,096	78,000	1,318,831	57,083	78,000	1,375,914	1,453,914	577,264	Jan-92	Nov-91	5-50
SCOTT PARTNERS	1,041,478	60,000	1,171,445	753,047	60,000	1,924,492	1,984,492	714,689	Nov-91	Oct-91	7-27.5
SIOUX FALLS	917,437	82,406	2,233,596	45,159	82,406	2,278,755	2,361,161	1,074,104	Oct-91	Nov-91	7-27.5
SMITHVILLE	1,226,477	79,790	1,465,210	94,033	79,790	1,559,243	1,639,033	793,998	May-91	Feb-92	7-27.5
SOUTH FULTON	656,249	34,000	794,896	11,800	34,000	806,696	840,696	299,782	Aug-91	Oct-91	7-27.5
STANDARDVILLE	576,623	29,500	691,006	0	29,500	691,006	720,506	232,746	Nov-91	Apr-92	5-40
ST BARNABAS	1,165,185	43,335	1,520,445	44,593	43,335	1,565,038	1,608,373	412,622	Dec-91	Oct-91	7-27.5
SUMMERLANE	862,821	48,700	1,010,651	3,038	48,700	1,013,689	1,062,389	469,267	Nov-91	Jul-91	7-27.5
TIONESTA MANOR	1,406,205	229,850	1,666,675	124,535	229,850	1,791,210	2,021,060	847,378	Jan-92	Feb-92	7-27.5

		Initial cost to company		Cost capitalized subsequent to	Gross amount at which carried at close of period						Life on which
	Encumbr-		Buildings and	acquisition		Buildings and		Accumulated	Date of	Date	depreciation
Description	ances	Land	improvements	Improvements	Land	improvements	Total	depreciation	construction	acquired	is computed
TITUSVILLE	1,220,618	85,280	1,235,975	254,538	85,280	1,490,513	1,575,793	678,634	Jan-92	Dec-91	7-27.5
TOANO III	698,823	56,266	874,381	4,960	56,266	879,341	935,607	428,871	Jul-91	Jul-91	7-27.5
TOPSHAM	1,111,088	135,552	1,458,644	10,894	135,552	1,469,538	1,605,090	462,725	Aug-92	Nov-91	10-40
TOWNVIEW	1,359,889	87,238	1,713,135	137,568	87,238	1,850,703	1,937,941	630,784	Oct-91	Sep-91	5-27.5
TYRONE HOUSING	1,460,579	138,700	1,850,252	165,155	49,050	2,015,407	2,064,457	670,862	Jan-92	Dec-91	5-40
VICTORIA	1,348,560	12,500	1,733,581	21,308	12,500	1,754,889	1,767,389	774,473	Jun-92	Jan-92	5-27.5
VILLAGE TERRACE	664,825	63,000	1,529,691	800	63,000	1,530,491	1,593,491	707,784	Sep-91	May-92	5-40
WASHINGTON	1,141,310	72,396	1,494,696	59,210	72,396	1,553,906	1,626,302	708,405	Aug-91	Jul-91	7-27
WESLEY VILLAGE	1,291,571	44,750	347,831	1,266,596	44,750	1,614,427	1,659,177	501,542	Jun-92	Oct-91	5-27.5
WILDWOOD	1,246,145	94,949	1,498,290	30,956	94,949	1,529,246	1,624,195	505,466	Oct-91	Oct-91	5-40
WOODFIELD COMMONS	679,914	66,533	2,478,583	145,687	83,066	2,624,270	2,707,336	875,477	Jun-91	Sep-91	12-40
WOODSIDE	1,195,825	44,000	1,472,335	23,638	44,000	1,495,973	1,539,973	678,878	Oct-91	Nov-91	7-27.5
WYNNEWOOD VILLAGE	384,322	41,987	521,591	0	41,987	521,591	563,578	206,156	Nov-93	Jan-93	5-27.5
YORKSHIRE	911,969	29,265	1,079,451	120,188	29,265	1,199,639	1,228,904	566,963	Sep-91	Aug-91	5-27.5

	125,158,469	10,570,288	170,708,496	25,228,714	10,215,191	195,937,210	206,152,401	71,936,109

Since the Operating Partnerships maintain a calendar year end, the information reported on this schedule is as of December 31, 2003

There we no carrying costs as of December 31, 2003.  The Column has been omitted for presentation purposes.

Notes to Schedule III

Boston Capital Tax Credit Fund II Limited Partnership - Series 14

Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period - 4/1/92		$81,648,074
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	80,920,213
Improvements, etc	5,161,569
Other	0
		$86,081,782
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/93		$167,729,856
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	2,382,316
Improvements, etc	38,261,558
Other	0
		$40,643,874
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/94		$208,373,730
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	4,756,033
Improvements, etc	4,399,236
Other	0
		$9,155,269
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/95		$217,528,999

Balance at close of period - 3/31/95		$217,528,999
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	11,627,996
Other	0
		$11,627,996
Deductions during period:
Cost of real estate sold	$0
Other	(299,900)
		(299,900)
Balance at close of period - 3/31/96		$228,857,095
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	(9,932,304)
Other	0
		$(9,932,304)
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/97		$218,924,791
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	369,722
Other	0
		$369,722
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/98		$219,294,513

Balance at close of period - 3/31/98		$219,294,513
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	768,624
Other	0
		$768,624
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/99		$220,063,137
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	895,813
Other	0
		$895,813
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/00		$220,958,950
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	500,163
Other	0
		$500,163
Deductions during period:
Cost of real estate sold	$0
Other	(500,959)
		(500,959)
Balance at close of period - 3/31/01		$220,958,184

Balance at close of period - 3/31/01		$220,958,184
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	657,888
Other	0
		$657,888
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/02		$221,616,072
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	443,056
Other	0
		$443,056
Deductions during period:
Cost of real estate sold	$(11,260,226)
Other	0
		(11,260,226)
Balance at close of period - 3/31/03		$210,798,902
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	564,329
Other	0
		$564,329
Deductions during period:
Cost of real estate sold	$(5,210,830)
Other	0
		(5,210,830)
Balance at close of period - 3/31/04		$206,152,401

Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period - 4/1/92		$659,075
Current year expense	$5,383,385
Balance at close of period - 3/31/93		$6,042,460
Current year expense	$6,562,213
Balance at close of period - 3/31/94		$12,604,673
Current year expense	$7,623,477
Balance at close of period - 3/31/95		$20,228,150
Current year expense	$8,161,751
Balance at close of period - 3/31/96		$28,389,901
Current year expense	$5,335,897
Balance at close of period - 3/31/97		$33,725,798
Current year expense	$6,688,907
Balance at close of period - 3/31/98		$40,414,705
Current year expense	$6,624,768
Balance at close of period - 3/31/99		$47,039,473
Current year expense	$6,550,775
Balance at close of period - 3/31/00		$53,590,248
Current year expense	$5,968,135
Balance at close of period - 3/31/01		$59,558,383
Current year expense	$6,445,983
Balance at close of period - 3/31/02		$66,004,366
Current year expense	$2,425,911
Balance at close of period - 3/31/03		$68,430,277
Current year expense	$6,001,797
Reduction for Real Estate Sold	(2,495,965)
Balance at close of period - 3/31/04		$71,936,109