Form 10-K, Exhibit 13
period 2005-03-31
BOSTON CAPITAL TAX CREDIT FUND II LTD PARTNERSHIP
filed 2005-07-15
CIK 853566

Exhibit 13

FINANCIAL STATEMENTS AND

INDEPENDENT AUDITORS’ REPORT

BOSTON CAPITAL TAX CREDIT FUND II

LIMITED PARTNERSHIP -

SERIES 7, 9 THROUGH 12, AND 14

MARCH 31, 2005 AND 2004

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

Schedules not listed are omitted because of the absence of the conditions under which they are required or because the information is included in the financial statements or the notes thereto.

Exceptions to Certifications

The financial statements are presented as unaudited in the Form 10-K as of March 31, 2005 and 2004 and for the three years ended March 31, 2005 as the Report of the Independent Registered Public Accounting Firm could not be filed within the prescribed time period because the issuer was not able to obtain audit opinions which refer to the auditing standards of the Public Company Accounting Oversight Board (United States) (PCAOB) of property partnerships, in which the issuer holds noncontrolling limited partner interests. The non-affiliated local operating partnership general partners engage the accountants auditing each local operating partnership.

Historically, the audits, and the reports thereon, of the local operating partnerships were performed in accordance with Generally Accepted Auditing Standards (GAAS).

On May 11, 2005 draft guidance was issued by the Public Company Accounting Oversight Board which was confirmed on June 24, 2005 by the AICPA Center for Public Company Audit Firms, that clearly establishes the requirement for the audit reports of the operating partnerships of a Public Fund to refer to the auditing standards of the PCAOB.

The audits of the operating partnerships were performed primarily during the months of January and February and refer to Generally Accepted Auditing Standards.  We have all appropriate originally signed opinions from the operating partnerships, however, they do not refer to the auditing standards of the Public Company Accounting Oversight Board.

Our independent registered public accounting firm has performed an audit of the registrant but cannot issue an opinion in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Therefore, we are filing our 10-K as “UNAUDITED” as it is without an audit opinion.

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

BALANCE SHEETS

March 31, 2005 and 2004

	Total
	2005	2004
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and C)	$6,966,573	$16,946,065

OTHER ASSETS
Cash and cash equivalents (notes A and E)	4,885,997	1,749,417
Notes receivable (note F)	180,000	303,374
Deferred acquisition costs, net of accumulated amortization (notes A and C)	648,487	898,393
Other	429,068	381,162

	$13,110,125	$20,278,411

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable - trade	$8,907	$1,380
Accounts payable - affiliates (note B)	29,978,145	28,623,506
Capital contributions payable (note C)	236,345	236,345

	30,223,397	28,861,231
PARTNERS’ CAPITAL (DEFICIT) (note A)
Assignor limited partner
Units of limited partnership interest consisting of 20,000,000 authorized beneficial assignee certificates (BAC), $10 stated value, 18,679,738 issued and outstanding to the assignees at March 31, 2005 and 2004	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 18,679,738 issued and outstanding at March 31, 2005 and 2004	(15,357,868)	(6,912,721)
General partner	(1,755,404)	(1,670,099)

	(17,113,272)	(8,582,820)

	$13,110,125	$20,278,411

	Series 7
	2005	2004
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and C)	$30,271	$52,288

OTHER ASSETS
Cash and cash equivalents (notes A and E)	237,457	12,216
Notes receivable (note F)	—	—
Deferred acquisition costs, net of accumulated amortization (notes A and C)	—	—
Other	5,500	5,500

	$273,228	$70,004

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable - trade	$—	$—
Accounts payable - affiliates (note B)	1,685,882	1,752,962
Capital contributions payable (note C)	—	—

	1,685,882	1,752,962
PARTNERS’ CAPITAL (DEFICIT) (note A)
Assignor limited partner
Units of limited partnership interest consisting of 20,000,000 authorized beneficial assignee certificates (BAC), $10 stated value, 1,036,100 issued and outstanding to the assignees at March 31, 2005 and 2004	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 1,036,100 issued and outstanding at March 31, 2005 and 2004	(1,308,600)	(1,576,201)
General partner	(104,054)	(106,757)

	(1,412,654)	(1,682,958)

	$273,228	$70,004

	Series 9
	2005	2004
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and C)	$—	$222,660

OTHER ASSETS
Cash and cash equivalents (notes A and E)	1,056,510	243,617
Notes receivable (note F)	—	—
Deferred acquisition costs, net of accumulated amortization (notes A and C)	8,007	16,092
Other	346,108	127,579

	$1,410,625	$609,948

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable - trade	$—	$—
Accounts payable - affiliates (note B)	6,081,919	6,194,767
Capital contributions payable (note C)	—	—

	6,081,919	6,194,767
PARTNERS’ CAPITAL (DEFICIT) (note A)
Assignor limited partner
Units of limited partnership interest consisting of 20,000,000 authorized beneficial assignee certificates (BAC), $10 stated value, 4,178,029 issued and outstanding to the assignees at March 31, 2005 and 2004	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 4,178,029 issued and outstanding at March 31, 2005 and 2004	(4,283,762)	(5,188,152)
General partner	(387,532)	(396,667)

	(4,671,294)	(5,584,819)

	$1,410,625	$609,948

	Series 10
	2005	2004
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and C)	$1,385,537	$2,287,645

OTHER ASSETS
Cash and cash equivalents (notes A and E)	382,010	184,427
Notes receivable (note F)	—	—
Deferred acquisition costs, net of accumulated amortization (notes A and C)	54,158	63,667
Other	2,151	2,500

	$1,823,856	$2,538,239

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable - trade	$—	$—
Accounts payable - affiliates (note B)	4,618,195	4,295,267
Capital contributions payable (note C)	—	—

	4,618,195	4,295,267
PARTNERS’ CAPITAL (DEFICIT) (note A)
Assignor limited partner
Units of limited partnership interest consisting of 20,000,000 authorized beneficial assignee certificates (BAC), $10 stated value, 2,428,925 issued and outstanding to the assignees at March 31, 2005 and 2004	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,428,925 issued and outstanding at March 31, 2005 and 2004	(2,563,277)	(1,536,339)
General partner	(231,062)	(220,689)

	(2,794,339)	(1,757,028)

	$1,823,856	$2,538,239

	Series 11
	2005	2004
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and C)	$2,754,397	$3,616,386

OTHER ASSETS
Cash and cash equivalents (notes A and E)	285,164	331,830
Notes receivable (note F)	—	—
Deferred acquisition costs, net of accumulated amortization (notes A and C)	27,513	32,271
Other	15,736	86,781

	$3,082,810	$4,067,268

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable - trade	$—	$—
Accounts payable - affiliates (note B)	3,946,662	3,595,234
Capital contributions payable (note C)	22,528	22,528

	3,969,190	3,617,762
PARTNERS’ CAPITAL (DEFICIT) (note A)
Assignor limited partner
Units of limited partnership interest consisting of 20,000,000 authorized beneficial assignee certificates (BAC), $10 stated value, 2,489,599 issued and outstanding to the assignees at March 31, 2005 and 2004	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,489,599 issued and outstanding at March 31, 2005 and 2004	(662,831)	659,696
General partner	(223,549)	(210,190)

	(886,380)	449,506

	$3,082,810	$4,067,268

	Series 12
	2005	2004
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and C)	$784,775	$4,827,072

OTHER ASSETS
Cash and cash equivalents (notes A and E)	945,602	67,139
Notes receivable (note F)	—	—
Deferred acquisition costs, net of accumulated amortization (notes A and C)	170,737	246,360
Other	11,387	25,218

	$1,912,501	$5,165,789

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable - trade	$—	$—
Accounts payable - affiliates (note B)	4,855,164	4,474,748
Capital contributions payable (note C)	11,405	11,405

	4,866,569	4,486,153
PARTNERS’ CAPITAL (DEFICIT) (note A)
Assignor limited partner
Units of limited partnership interest consisting of 20,000,000 authorized beneficial assignee certificates (BAC), $10 stated value, 2,972,795 issued and outstanding to the assignees at March 31, 2005 and 2004	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,972,795 issued and outstanding at March 31, 2005 and 2004	(2,667,269)	930,098
General partner	(286,799)	(250,462)

	(2,954,068)	679,636

	$1,912,501	$5,165,789

	Series 14
	2005	2004
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and C)	$2,011,593	$5,940,014

OTHER ASSETS
Cash and cash equivalents (notes A and E)	1,979,254	910,188
Notes receivable (note F)	180,000	303,374
Deferred acquisition costs, net of accumulated amortization (notes A and C)	388,072	540,003
Other	48,186	133,584

	$4,607,105	$7,827,163

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable - trade	$8,907	$1,380
Accounts payable - affiliates (note B)	8,790,323	8,310,528
Capital contributions payable (note C)	202,412	202,412

	9,001,642	8,514,320
PARTNERS’ CAPITAL (DEFICIT) (note A)
Assignor limited partner
Units of limited partnership interest consisting of 20,000,000 authorized beneficial assignee certificates (BAC), $10 stated value, 5,574,290 issued and outstanding to the assignees at March 31, 2005 and 2004	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 5,574,290 issued and outstanding at March 31, 2005 and 2004	(3,872,129)	(201,823)
General partner	(522,408)	(485,334)

	(4,394,537)	(687,157)

	$4,607,105	$7,827,163

See notes to financial statements

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

STATEMENTS OF OPERATIONS

Years ended March 31, 2005, 2004 and 2003

	Total
	2005		2004	2003
Income
Interest income	$22,479		$12,799	$20,587
Miscellaneous income	47,883		52,910	35,706

	70,362		65,709	56,293

Share of losses from operating limited partnerships (note A)	(3,175,307	)***	(4,482,965)**	(5,855,904)*

Expenses
Professional fees	271,835		233,958	209,866
Partnership management fee (note B)	1,719,408		2,115,746	1,831,759
Amortization (note A)	249,906		48,561	48,561
Impairment loss (note A)	3,069,541		2,170,579	1,421,709
General and administrative expenses (note B)	114,817		216,307	522,282

	5,425,507		4,785,151	4,034,177

NET LOSS (note A)	$(8,530,452)		$(9,202,407)	$(9,833,788)

Net loss allocated to general partner	$(85,305)		$(92,024)	$(98,337)

Net loss allocated to assignees	$(8,445,147)		$(9,110,383)	$(9,735,451)

Net loss per BAC	$(0.45)		$(0.49)	$(0.52)

*                           Includes loss on disposition of operating limited partnership (Series 10) of $1,396,476, (Series 14) of $420,816 and gain on disposition of operating limited partnership (Series 9) of $275,743.

**                    Includes gain on disposition of operating limited partnership (Series 9) of $187,718 and loss on disposition of operating limited partnerships (Series 14) of $27,197.

***             Includes gain on disposition of operating limited partnership (Series 7) of $343,953 and (Series 9) of $1,595,639, loss on disposition of operating limited partnerships (Series 10) of $61,815, and net loss on disposition of operating limited partnerships (Series 12) of $2,133,567 and (Series 14) of $345,417.

	Series 7
	2005		2004	2003
Income
Interest income	$118		$56	$182
Miscellaneous income	2,100		3,450	3,150

Total income	2,218		3,506	3,332

Share of income (losses) from operating limited partnerships (note A)	325,021	*	(202,186)	(128,780)

Expenses
Professional fees	14,381		13,486	12,047
Partnership management fee (note B)	29,644		98,620	88,996
Amortization (note A)	—		—	—
Impairment loss (note A)	—		—	—
General and administrative expenses (note B)	12,910		10,687	63,193

	56,935		122,793	164,236

NET INCOME (LOSS) (note A)	$270,304		$(321,473)	$(289,684)

Net income (loss) allocated to general partner	$2,703		$(3,215)	$(2,897)

Net income (loss) allocated to assignees	$267,601		$(318,258)	$(286,787)

Net income (loss) per BAC	$0.25		$(0.30)	$(0.27)

*                           Includes gain on disposition of operating limited partnership (Series 7) of $343,953.

	Series 9
	2005		2004	2003
Income
Interest income	$1,803		$5,970	$4,114
Miscellaneous income	8,403		9,808	15,247

Total income	10,206		15,778	19,361

Share of income (losses) from operating limited partnerships (note A)	1,340,894	***	(413,847)**	(506,208)*

Expenses
Professional fees	37,246		44,204	37,086
Partnership management fee (note B)	372,688		472,382	217,108
Amortization (note A)	8,085		870	870
Impairment loss (note A)	—		706,730	733,718
General and administrative expenses (note B)	19,556		41,446	163,567

	437,575		1,265,632	1,152,349

NET INCOME (LOSS) (note A)	$913,525		$(1,663,701)	$(1,639,196)

Net income (loss) allocated to general partner	$9,135		$(16,637)	$(16,392)

Net income (loss) allocated to assignees	$904,390		$(1,647,064)	$(1,622,804)

Net income (loss) per BAC	$0.22		$(0.39)	$(0.39)

*                           Includes gain on disposition of operating limited partnership (Series 9) of $275,743.

**                    Includes gain on disposition of operating limited partnership (Series 9) of $187,718.

***             Includes gain on disposition of operating limited partnership (Series 9) of $1,595,639.

	Series 10
	2005	2004	2003
Income
Interest income	$14,010	$724	$3,963
Miscellaneous income	30,058	12,760	1,352

Total income	44,068	13,484	5,315

Share of losses from operating limited partnerships (note A)	(485,369)**	(541,238)	(1,912,648)*

Expenses
Professional fees	30,250	31,185	28,513
Partnership management fee (note B)	259,281	265,720	308,963
Amortization (note A)	9,509	3,441	3,441
Impairment loss (note A)	280,766	246,427	—
	16,204	27,220	132,288

	596,010	573,993	473,205

NET LOSS (note A)	$(1,037,311)	$(1,101,747)	$(2,380,538)

Net loss allocated to general partner	$(10,373)	$(11,017)	$(23,805)

Net loss allocated to assignees	$(1,026,938)	$(1,090,730)	$(2,356,733)

Net loss per BAC	$(0.42)	$(0.45)	$(0.97)

*                           Includes loss on disposition of operating limited partnership (Series 10) of $1,396,476.

**                    Includes loss on disposition of operating limited partnership (Series 10) of $61,815.

	Series 11
	2005	2004	2003
Income
Interest income	$1,195	$1,516	$5,582
Miscellaneous income	3,725	9,106	7,339

Total income	4,920	10,622	12,921

Share of losses from operating limited partnerships (note A)	(515,127)	(1,215,227)	(575,968)

Expenses
Professional fees	29,245	35,403	28,607
Partnership management fee (note B)	303,312	297,947	303,614
Amortization (note A)	4,758	1,744	1,744
Impairment loss (note A)	473,600	542,101	573,631
General and administrative expenses (note B)	14,764	24,787	30,458

	825,679	901,982	938,054

NET LOSS (note A)	$(1,335,886)	$(2,106,587)	$(1,501,101)

Net loss allocated to general partner	$(13,359)	$(21,066)	$(15,011)

Net loss allocated to assignees	$(1,322,527)	$(2,085,521)	$(1,486,090)

Net loss per BAC	$(0.53)	$(0.84)	$(0.60)

	Series 12
	2005	2004	2003
Income
Interest income	$704	$240	$420
Miscellaneous income	1,836	4,920	943

Total income	2,540	5,160	1,363

Share of losses from operating limited partnerships (note A)	(2,743,788)*	(645,546)	(726,551)

Expenses
Professional fees	45,195	35,164	33,939
Partnership management fee (note B)	183,130	327,198	354,616
Amortization (note A)	75,623	13,317	13,317
Impairment loss (note A)	570,893	141,919	—
General and administrative expenses (note B)	17,615	31,565	39,886

	892,456	549,163	441,758

NET INCOME (LOSS) (note A)	$(3,633,704)	$(1,189,549)	$(1,166,946)

Net loss allocated to general partner	$(36,337)	$(11,895)	$(11,669)

Net loss allocated to assignees	$(3,597,367)	$(1,177,654)	$(1,155,277)

Net loss per BAC	$(1.21)	$(0.40)	$(0.39)

*                           Includes gain on disposition of operating limited partnership (Series 12) of $720,863 and a loss on the disposal of operating limited partnership (Series 12) of $2,854,430.

	Series 14
	2005		2004	2003
Income
Interest income	$4,649		$4,293	$6,326
Miscellaneous income	1,761		12,866	7,675

Total income	6,410		17,159	14,001

Share of losses from operating limited partnerships (note A)	(1,096,938	)***	(1,464,921)**	(2,005,749)*

Expenses
Professional fees	115,518		74,516	69,674
Partnership management fee (note B)	571,353		653,879	558,462
Amortization (note A)	151,931		29,189	29,189
Impairment loss (note A)	1,744,282		533,402	114,360
General and administrative expenses (note B)	33,768		80,602	92,890

	2,616,852		1,371,588	864,575

NET LOSS (note A)	$(3,707,380)		$(2,819,350)	$(2,856,323)

Net loss allocated to general partner	$(37,074)		$(28,194)	$(28,563)

Net loss allocated to assignees	$(3,670,306)		$(2,791,156)	$(2,827,760)

Net loss per BAC	$(0.66)		$(0.50)	$(0.51)

*                           Includes loss on disposition of operating limited partnership (Series 14) of $420,816.

**                    Includes loss on disposition of operating limited partnerships (Series 14) of $27,197.

***             Includes gain on disposition of operating limited partnerships (Series 14) of $601,285 and a loss on the sale of operating limited partnerships (Series 14) of $946,702.

See notes to financial statements

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT)

Years ended March 31, 2005, 2004 and 2003

Total	Assignees	General partner	Total

Partners’ capital (deficit), March 31, 2002	$15,177,430	$(1,479,738)	$13,697,692

Net loss	(9,735,451)	(98,337)	(9,833,788)

Distributions	(769,321)	—	(769,321)

Partners’ capital (deficit), March 31, 2003	4,672,658	(1,578,075)	3,094,583

Net loss	(9,110,383)	(92,024)	(9,202,407)

Distributions	(2,474,996)	—	(2,474,996)

Partners’ capital (deficit), March 31, 2004	(6,912,721)	(1,670,099)	(8,582,820)

Net income	(8,445,147)	(85,305)	(8,530,452)

Distributions	—	—	—

Partners’ capital (deficit), March 31, 2005	$(15,357,868)	$(1,755,404)	$(17,113,272)

Series 7	Assignees	General partner	Total

Partners’ capital (deficit), March 31, 2002	$(971,156)	$(100,645)	$(1,071,801)

Net loss	(286,787)	(2,897)	(289,684)

Distributions	—	—	—

Partners’ capital (deficit), March 31, 2003	(1,257,943)	(103,542)	(1,361,485)

Net loss	(318,258)	(3,215)	(321,473)

Distributions	—	—	—

Partners’ capital (deficit), March 31, 2004	(1,576,201)	(106,757)	(1,682,958)

Net income	267,601	2,703	270,304

Distributions	—	—	—

Partners’ capital (deficit), March 31, 2005	$(1,308,600)	$(104,054)	$(1,412,654)

Series 9	Assignees	General partner	Total

Partners’ capital (deficit), March 31, 2002	$33,828	$(363,638)	$(329,810)

Net loss	(1,622,804)	(16,392)	(1,639,196)

Distributions	—	—	—

Partners’ capital (deficit), March 31, 2003	(1,588,976)	(380,030)	(1,969,006)

Net loss	(1,647,064)	(16,637)	(1,663,701)

Distributions	(1,952,112)	—	(1,952,112)

Partners’ capital (deficit), March 31, 2004	(5,188,152)	(396,667)	(5,584,819)

Net income	904,390	9,135	913,525

Distributions	—	—	—

Partners’ capital (deficit), March 31, 2005	$(4,283,762)	$(387,532)	$(4,671,294)

Series 10	Assignees	General partner	Total

Partners’ capital (deficit), March 31, 2002	$2,680,445	$(185,867)	$2,494,578

Net loss	(2,356,733)	(23,805)	(2,380,538)

Distributions	(769,321)	—	(769,321)

Partners’ capital (deficit), March 31, 2003	(445,609)	(209,672)	(655,281)

Net loss	(1,090,730)	(11,017)	(1,101,747)

Distributions	—	—	—

Partners’ capital (deficit), March 31, 2004	(1,536,339)	(220,689)	(1,757,028)

Net loss	(1,026,938)	(10,373)	(1,037,311)

Distributions	—	—	—

Partners’ capital (deficit), March 31, 2005	$(2,563,277)	$(231,062)	$(2,794,339)

Series 11	Assignees	General partner	Total

Partners’ capital (deficit), March 31, 2002	$4,231,307	$(174,113)	$4,057,194

Net loss	(1,486,090)	(15,011)	(1,501,101)

Distributions	—	—	—

Partners’ capital (deficit), March 31, 2003	2,745,217	(189,124)	2,556,093

Net loss	(2,085,521)	(21,066)	(2,106,587)

Distributions	—	—	—

Partners’ capital (deficit), March 31, 2004	659,696	(210,190)	449,506

Net loss	(1,322,527)	(13,359)	(1,335,886)

Distributions	—	—	—

Partners’ capital (deficit), March 31, 2005	$(662,831)	$(223,549)	$(886,380)

Series 12	Assignees	General partner	Total

Partners’ capital (deficit), March 31, 2002	$3,263,029	$(226,898)	$3,036,131

Net loss	(1,155,277)	(11,669)	(1,166,946)

Distributions	—	—	—

Partners’ capital (deficit), March 31, 2003	2,107,752	(238,567)	1,869,185

Net loss	(1,177,654)	(11,895)	(1,189,549)

Distributions	—	—	—

Partners’ capital (deficit), March 31, 2004	930,098	(250,462)	679,636

Net loss	(3,597,367)	(36,337)	(3,633,704)

Distributions	—	—	—

Partners’ capital (deficit), March 31, 2005	$(2,667,269)	$(286,799)	$(2,954,068)

Series 14	Assignees	General partner	Total

Partners’ capital (deficit), March 31, 2002	$5,939,977	$(428,577)	$5,511,400

Net loss	(2,827,760)	(28,563)	(2,856,323)

Distributions	—	—	—

Partners’ capital (deficit), March 31, 2003	3,112,217	(457,140)	2,655,077

Net loss	(2,791,156)	(28,194)	(2,819,350)

Distributions	(522,884)	—	(522,884)

Partners’ capital (deficit), March 31, 2004	(201,823)	(485,334)	(687,157)

Net loss	(3,670,306)	(37,074)	(3,707,380)

Distributions	—	—	—

Partners’ capital (deficit), March 31, 2005	$(3,872,129)	$(522,408)	$(4,394,537)

See notes to financial statements

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

STATEMENTS OF CASH FLOWS

Years ended March 31, 2005, 2004 and 2003

	Total
	2005	2004	2003
Cash flows from operating activities
Net loss	$(8,530,452)	$(9,202,407)	$(9,833,788)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities
Distributions from operating limited partnerships	105,078	80,563	231,919
Share of losses from operating limited partnerships	3,175,307	4,482,965	5,855,904
Impairment loss	3,069,541	2,170,579	1,421,709
Amortization	249,906	48,561	48,561
Changes in assets and liabilities
Accounts payable and accrued expenses	1,362,166	2,449,011	1,564,579
Other assets	(131,780)	(349)	12,484

Net cash provided by (used in) operating activities	(700,234)	28,923	(698,632)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	—	—	—
(Advances to) repayments from operating limited partnerships	176,481	118,278	43,749
Proceeds from disposition of operating limited partnerships	3,660,333	443,280	3,513,760
Purchase of investments (net of proceeds from redemption of investments)	—	—	411,470

Net cash provided by (used in) investing activities	3,836,814	561,558	3,968,979

Cash flows from financing activities
Distributions paid to assignees	—	(2,474,996)	(769,321)

Net cash provided by (used in) financing activities	—	(2,474,996)	(769,321)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	3,136,580	(1,884,515)	2,501,026

Cash and cash equivalents, beginning	1,749,417	3,633,932	1,132,906

Cash and cash equivalents, end	$4,885,997	$1,749,417	$3,633,932

	Total
	2005	2004	2003
Supplemental schedule of noncash investing and financing activities

The partnership has decreased its capital contribution obligation to the operating limited partnerships and its investments in operating limited partnerships for low-income housing tax credits not generated.	$—	$—	$23,459

	Series 7
	2005	2004	2003
Cash flows from operating activities
Net income (loss)	$270,304	$(321,473)	$(289,684)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities
Distributions from operating limited partnerships	3,085	9,698	1,060
Share of losses from operating limited partnerships	(325,021)	202,186	128,780
Impairment loss	—	—	—
Amortization	—	—	—
Changes in assets and liabilities
Accounts payable and accrued expenses	(67,080)	221,208	113,888
Other assets	—	—	—

Net cash provided by (used in) operating activities	(118,712)	111,619	(45,956)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	—	—	—
(Advances to) repayments from operating limited partnerships	—	(109,226)	47,254
Proceeds from disposition of operating limited partnerships	343,953	—	—
Purchase of investments (net of proceeds from redemption of investments)	—	—	—

Net cash provided by (used in) investing activities	343,953	(109,226)	47,254

Cash flows from financing activities
Distributions paid to assignees	—	—	—

Net cash provided by (used in) financing activities	—	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	225,241	2,393	1,298

Cash and cash equivalents, beginning	12,216	9,823	8,525

Cash and cash equivalents, end	$237,457	$12,216	$9,823

	Series 7
	2005	2004	2003
Supplemental schedule of noncash investing and financing activities

The partnership has decreased its capital contribution obligation to the operating limited partnerships and its investments in operating limited partnerships for low-income housing tax credits not generated.	$—	$—	$—

	Series 9
	2005	2004	2003
Cash flows from operating activities
Net income (loss)	$913,525	$(1,663,701)	$(1,639,196)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities
Distributions from operating limited partnerships	74,498	1,427	169,394
Share of losses from operating limited partnerships	(1,340,894)	413,847	506,208
Impairment loss	—	706,730	733,718
Amortization	8,085	870	870
Changes in assets and liabilities
Accounts payable and accrued expenses	(112,848)	518,316	(81,628)
Other assets	(122,522)	(350)	4,195

Net cash provided by (used in) operating activities	(580,156)	(22,861)	(306,439)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	—	—	—
(Advances to) repayments from operating limited partnerships	—	—	41,526
Proceeds from disposition of operating limited partnerships	1,393,049	187,718	1,982,683
Purchase of investments (net of proceeds from redemption of investments)	—	—	97,866

Net cash provided by (used in) investing activities	1,393,049	187,718	2,122,075

Cash flows from financing activities
Distributions paid to assignees	—	(1,952,112)	—

Net cash provided by (used in) financing activities	—	(1,952,112)	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	812,893	(1,787,255)	1,815,636

Cash and cash equivalents, beginning	243,617	2,030,872	215,236

Cash and cash equivalents, end	$1,056,510	$243,617	$2,030,872

	Series 9
	2005	2004	2003
Supplemental schedule of noncash investing and financing activities

The partnership has decreased its capital contribution obligation to the operating limited partnerships and its investments in operating limited partnerships for low-income housing tax credits not generated.	$—	$—	$—

	Series 10
	2005	2004	2003
Cash flows from operating activities
Net loss	$(1,037,311)	$(1,101,747)	$(2,380,538)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities
Distributions from operating limited partnerships	11,442	45,344	380
Share of losses from operating limited partnerships	485,369	541,238	1,912,648
Impairment loss	280,766	246,427	—
Amortization	9,509	3,441	3,441
Changes in assets and liabilities
Accounts payable and accrued expenses	322,928	328,244	205,503
Other assets	349	(350)	2,791

Net cash provided by (used in) operating activities	73,052	62,597	(255,775)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	—	—	—
(Advances to) repayments from operating limited partnerships	—	—	—
Proceeds from disposition of operating limited partnerships	124,531	—	1,000,000
Purchase of investments (net of proceeds from redemption of investments)	—	—	99,621

Net cash provided by (used in) investing activities	124,531	—	1,099,621

Cash flows from financing activities
Distributions paid to assignees	—	—	(769,321)

Net cash provided by (used in) financing activities	—	—	(769,321)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	197,583	62,597	74,525

Cash and cash equivalents, beginning	184,427	121,830	47,305

Cash and cash equivalents, end	$382,010	$184,427	$121,830

	Series 10
	2005	2004	2003
Supplemental schedule of noncash investing and financing activities

The partnership has decreased its capital contribution obligation to the operating limited partnerships and its investments in operating limited partnerships for low-income housing tax credits not generated.	$—	$—	$—

	Series 11
	2005	2004	2003
Cash flows from operating activities
Net loss	$(1,335,886)	$(2,106,587)	$(1,501,101)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities
Distributions from operating limited partnerships	36	464	34
Share of losses from operating limited partnerships	515,127	1,215,227	575,968
Impairment loss	473,600	542,101	573,631
Amortization	4,758	1,744	1,744
Changes in assets and liabilities
Accounts payable and accrued expenses	351,428	340,680	325,681
Other assets	(9,607)	(350)	4,004

Net cash provided by (used in) operating activities	(544)	(6,721)	(20,039)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	—	—	—
(Advances to) repayments from operating limited partnerships	(46,122)	(30,651)	(30,000)
Proceeds from disposition of operating limited partnerships	—	—	—
Purchase of investments (net of proceeds from redemption of investments)	—	—	157,136

Net cash provided by (used in) investing activities	(46,122)	(30,651)	127,136

Cash flows from financing activities
Distributions paid to assignees	—	—	—

Net cash provided by (used in) financing activities	—	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(46,666)	(37,372)	107,097

Cash and cash equivalents, beginning	331,830	369,202	262,105

Cash and cash equivalents, end	$285,164	$331,830	$369,202

	Series 11
	2005	2004	2003
Supplemental schedule of noncash investing and financing activities

The partnership has decreased its capital contribution obligation to the operating limited partnerships and its investments in operating limited partnerships for low-income housing tax credits not generated.	$—	$—	$—

	Series 12
	2005	2004	2003
Cash flows from operating activities
Net income (loss)	$(3,633,704)	$(1,189,549)	$(1,166,946)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities
Distributions from operating limited partnerships	6,753	8,728	7,310
Share of losses from operating limited partnerships	2,743,788	645,546	726,551
Impairment loss	570,893	141,919	—
Amortization	75,623	13,317	13,317
Changes in assets and liabilities
Accounts payable and accrued expenses	380,416	407,504	411,384
Other assets	—	—	—

Net cash provided by (used in) operating activities	143,769	27,465	(8,384)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	—	—	—
(Advances to) repayments from operating limited partnerships	13,831	—	—
Proceeds from disposition of operating limited partnerships	720,863	—	—
Purchase of investments (net of proceeds from redemption of investments)	—	—	—

Net cash provided by (used in) investing activities	734,694	—	—

Cash flows from financing activities
Distributions paid to assignees	—	—	—

Net cash provided by (used in) financing activities	—	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	878,463	27,465	(8,384)

Cash and cash equivalents, beginning	67,139	39,674	48,058

Cash and cash equivalents, end	$945,602	$67,139	$39,674

	Series 12
	2005	2004	2003
Supplemental schedule of noncash investing and financing activities

The partnership has decreased its capital contribution obligation to the operating limited partnerships and its investments in operating limited partnerships for low-income housing tax credits not generated.	$—	$—	$—

	Series 14
	2005	2004	2003
Cash flows from operating activities
Net loss	$(3,707,380)	$(2,819,350)	$(2,856,323)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities
Distributions from operating limited partnerships	9,264	14,902	53,741
Share of losses from operating limited partnerships	1,096,938	1,464,921	2,005,749
Impairment loss	1,744,282	533,402	114,360
Amortization	151,931	29,189	29,189
Changes in assets and liabilities
Accounts payable and accrued expenses	487,322	633,059	589,751
Other assets	—	701	1,494

Net cash provided by (used in) operating activities	(217,643)	(143,176)	(62,039)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	—	—	—
(Advances to) repayments from operating limited partnerships	208,772	258,155	(15,031)
Proceeds from disposition of operating limited partnerships	1,077,937	255,562	531,077
Purchase of investments (net of proceeds from redemption of investments)	—	—	56,847

Net cash provided by (used in) investing activities	1,286,709	513,717	572,893

Cash flows from financing activities
Distributions paid to assignees	—	(522,884)	—

Net cash provided by (used in) financing activities	—	(522,884)	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	1,069,066	(152,343)	510,854

Cash and cash equivalents, beginning	910,188	1,062,531	551,677

Cash and cash equivalents, end	$1,979,254	$910,188	$1,062,531

	Series 14
	2005	2004	2003
Supplemental schedule of noncash investing and financing activities

The partnership has decreased its capital contribution obligation to the operating limited partnerships and its investments in operating limited partnerships for low-income housing tax credits not generated.	$—	$—	$23,459

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS

March 31, 2005, 2004 and 2003

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

The BACs issued and outstanding in each series at March 31, 2005 and 2004 are as follows:

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

Accumulated amortization as of March 31, 2005 and 2004 is as follows:

	2005	2004

Series 7	$—	$—
Series 9	15,915	7,830
Series 10	40,478	30,971
Series 11	20,455	15,697
Series 12	195,476	119,853
Series 14	414,633	262,702

	$686,957	$437,053

Income Taxes

No provision or benefit for income taxes has been included in these financial statements since taxable income or loss passes through to, and is reportable by, the partners and assignees individually.

Investments in Operating Limited Partnerships

The partnership accounts for its investments in operating limited partnerships using the equity method of accounting.  Under the equity method of accounting, the partnership adjusts its investment cost for its share of each operating limited partnership’s results of operations and for any distributions received or accrued.  However, the partnership recognizes individual operating limited partnership losses only to the extent that the fund’s share of losses from the operating limited partnerships exceeds the carrying amount of the investment and advances to operating limited partnerships.  Unrecognized losses are suspended and offset against future individual operating limited partnership income.  No operating limited partnerships were acquired during 2005 or 2004.

Under Emerging Issues Task Force (EITF) 98-13, after the investment account is reduced to zero, receivables due from the operating limited partnerships are decreased by the funds’ share of losses and, accordingly a valuation allowance is recorded against the receivables.  Accordingly, the partnership recorded a valuation allowance as follows:

	2005	2004

Series 7	$130,176	$130,176
Series 9	175,387	68,804
Series 10	36,828	36,828
Series 11	196,933	70,159
Series 12	91,149	91,149
Series 14	42,573	42,573

	$673,046	$439,689

A loss in value of an investment in an operating limited partnership other than a temporary decline would be recorded as an impairment loss.  Impairment is measured by comparing the investment carrying amount to the sum of the total amount of the remaining tax credits allocated to the partnership and the estimated residual value of the investment.  In addition, deferred acquisition fees related to each investment are evaluated for impairment when an impairment loss has reduced an investment balance to zero.  Accordingly, the partnership recorded an impairment loss of $3,069,541, $2,170,579 and $1,421,709 during the years ended March 31, 2005, 2004 and 2003, respectively.

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

Net Loss per Beneficial Assignee Certificate

Net loss per beneficial assignee certificate is calculated based upon the weighted average number of units outstanding.  The weighted average number of units outstanding in each series at March 31, 2005, 2004 and 2003 are as follows:

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

Recent Accounting Pronouncements

As of March 31, 2004, the partnership adopted FASB Interpretation No. 46 - Revised (“FIN 46R”), “Consolidation of Variable Interest Entities.”  FIN 46R provides guidance on when a company should include the assets, liabilities, and activities of a variable interest entity (“VIE”) in its financial statements and when it should disclose information about its relationship with a VIE. A VIE is a legal structure used to conduct activities or hold assets, which must be consolidated by a company if it is the primary beneficiary because it absorbs the majority of the entity’s expected losses, the majority of the expected residual returns, or both.

Based on the guidance of FIN 46R, the operating limited partnerships in which the partnership invests in meet the definition of a VIE.  However, management does not consolidate the partnership’s interests in these VIEs under FIN 46R, as it is not considered to be the primary beneficiary.  The partnership currently records the amount of its investment in these partnerships as an asset in the balance sheets, recognizes its share of partnership income or losses in the statements of operations, and discloses how it accounts for material types of these investments in the financial statements.

The partnership’s balance in investment in operating limited partnerships, plus the risk of recapture of tax credits previously recognized on these investments, represents its maximum exposure to loss.  The partnership’s exposure to loss on these partnerships is mitigated by the condition and financial performance of the underlying properties as well as the strength of the local general partners and their guarantee against credit recapture.

NOTE B - RELATED PARTY TRANSACTIONS

During the years ended March 31, 2005, 2004 and 2003, the partnership entered into several transactions with various affiliates of the general partner, including Boston Capital Partners, Inc., Boston Capital Holdings Limited Partnership and Boston Capital Asset Management Limited Partnership, as follows:

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

The fee is payable without interest as sufficient funds become available from sales or refinancing proceeds from operating limited partnerships.  The annual partnership management fees charged to each series’ operations during the years ended March 31, 2005, 2004 and 2003 are as follows:

	2005	2004	2003

Series 7	$29,644	$98,620	$88,996
Series 9	372,688	472,382	217,108
Series 10	259,281	265,720	308,963
Series 11	303,312	297,947	303,614
Series 12	183,130	327,198	354,616
Series 14	571,353	653,879	558,462

	$1,719,408	$2,115,746	$1,831,759

General and administrative expenses incurred by Boston Capital Partners, Inc., Boston Capital Holdings Limited Partnership and Boston Capital Asset Management Limited Partnership during the years ended March 31, 2005, 2004 and 2003 charged to each series’ operations are as follows:

	2005	2004	2003

Series 7	$8,911	$7,297	$9,113
Series 9	19,556	32,813	33,254
Series 10	16,204	19,972	24,273
Series 11	14,764	33,146	21,982
Series 12	17,615	23,735	28,927
Series 14	33,768	45,875	52,929

	$110,818	$162,838	$170,478

During the year ended March 31, 2005, the partnership paid a sales preparation fee to Boston Capital Asset Management Limited Partnership in connection with the sale of certain operating limited partnerships in Series 9, Series 10 and Series 14.  During the year ended March 31, 2005, the amount incurred for Series 7, Series 9, and Series 14 was $362, $9,060 and $106,772, respectively.

Accounts payable - affiliates at March 31, 2005 and 2004 represents general and administrative expenses, partnership management fees, and may include advances which are payable to Boston Capital Holdings Limited Partnership and Boston Capital Asset Management Limited Partnership.  The carrying value of accounts payable - affiliates approximates fair value.

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS

At March 31, 2005 and 2004, the partnership has limited partnership interests in operating limited partnerships which own operating apartment complexes.  During the year ended March 31, 2005, the partnership disposed of its operating limited partnership interest in four, twelve, two, two and four of the operating limited partnerships owned by Series 7, Series 9, Series 10, Series 12 and Series 14, respectively.  During the year ended March 31, 2004, the partnership disposed of its operating limited partnership interest in three of the operating limited partnerships owned by Series 14.  The number of operating limited partnerships in which the partnership has limited partnership interests at March 31, 2005 and 2004 by series are as follows:

	2005	2004

Series 7	10	14
Series 9	41	53
Series 10	42	44
Series 11	40	40
Series 12	51	53
Series 14	93	97

	277	301

During the year end March 31, 2005 the partnership disposed of twenty-four of the operating limited partnerships.  A summary of the dispositions by Series for March 31, 2005 is as follows:

	Operating Partnership Interest Sold	Sale of Underlying Property	Partnership Proceeds from Disposition *	Gain/(Loss) on Disposition
Series 7	3	1	$343,953	$343,953
Series 9	11	1	1,668,709	1,595,639
Series 10	2	—	124,531	(61,815)
Series 11	—	—	—	—
Series 12	1	1	720,863	(2,133,567)
Series 14	3	1	1,077,937	(345,417)
Total	20	4	$3,935,993	$(601,207)

*                 Partnership proceeds from disposition includes $275,660 for Series 9 recorded as receivable at March 31, 2005

During the year ended March 31, 2004 the partnership disposed of its operating limited partnership interest in three operating limited partnerships in Series 14.  Series 14 received total proceeds of $250,280 and reported a loss on the dispositions of $77,479.  During the year ended March 31, 2004, Series 9 and Series 14 received additional proceeds of $187,718 and $50,282 respectively, for a disposition that occurred in the prior fiscal year.  This resulted in additional gains on the disposition for Series 9 and Series 14 of $187,718 and $50,282, respectively.

Under the terms of the partnership’s investments in each operating limited partnership, the partnership is required to make capital contributions to the operating limited partnerships.  These contributions are payable in installments over several years upon each operating limited partnership achieving specified levels of construction or operations.

The contributions payable to operating limited partnerships at March 31, 2005 and 2004 by series are as follows:

	2005	2004

Series 7	$—	$—
Series 9	—	—
Series 10	—	—
Series 11	22,528	22,528
Series 12	11,405	11,405
Series 14	202,412	202,412

	$236,345	$236,345

The partnership’s investments in operating limited partnerships at March 31, 2005 are summarized as follows:

Total
Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$104,550,549

Acquisition costs of operating limited partnerships	17,421,442

Cumulative distributions from operating limited partnerships	(988,340)

Impairment loss in investments in operating limited partnerships	(6,237,069)

Cumulative losses from operating limited partnerships	(107,780,009)

Investments in operating limited partnerships per balance sheets	6,966,573

The partnership (has recorded) has not recorded capital contributions to the operating limited partnerships during the year ended March 31, 2005, which (have not) have been included in the partnerships’ capital account included in the operating limited partnerships’ financial statements as of December 31, 2004 (see note A).	(191,814)

The partnership has recorded acquisition costs at March 31, 2005, which have not been recorded in the net assets of the operating limited partnerships (see note A).	(1,778,267)

Cumulative losses from operating limited partnerships for the three months ended March 31, 1999, which the operating limited partnerships have not included in their capital as of December 31, 1998 due to different year ends (see note A).	4,403,349

Equity in losses from operating limited partnerships not recognizable under the equity method of accounting (see note A).	(48,453,741)

The partnership has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	799,536

Impairment loss in investments in operating limited partnerships	6,237,069

Other	201,392

Equity per operating limited partnerships’ combined financial statements	$(31,815,903)

The partnership’s investments in operating limited partnerships at March 31, 2005 are summarized as follows:

	Series 7	Series 9	Series 10

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$3,958,402	$15,531,766	$15,979,548

Acquisition costs of operating limited partnerships	598,024	2,854,152	2,662,991

Cumulative distributions from operating limited partnerships	(16,102)	(29,896)	(267,904)

Impairment loss in investments in operating limited partnerships	(86,382)	(555,257)	(527,193)

Cumulative losses from operating limited partnerships	(4,423,671)	(17,800,765)	(16,461,905)

Investments in operating limited partnerships per balance sheets	30,271	—	1,385,537

	Series 7	Series 9	Series 10

The partnership (has recorded) has not recorded capital contributions to the operating limited partnerships during the year ended March 31, 2005, which (have not) have been included in the partnerships’ capital account included in the operating limited partnerships’ financial statements as of December 31, 2004 (see note A).	—	—	—

The partnership has recorded acquisition costs at March 31, 2005, which have not been recorded in the net assets of the operating limited partnerships (see note A).	(47,046)	(125,427)	(21,842)

Cumulative losses from operating limited partnerships for the three months ended March 31, 1999, which the operating limited partnerships have not included in their capital as of December 31, 1998 due to different year ends (see note A).	66,154	596,953	729,386

Equity in losses from operating limited partnerships not recognizable under the equity method of accounting (see note A).	(3,409,463)	(9,926,899)	(6,783,572)

The partnership has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	34,061	51,433	85,358

Impairment loss in investments in operating limited partnerships	86,382	555,257	527,193

Other	11,537	(50,383)	34,880

Equity per operating limited partnerships’ combined financial statements	$(3,228,104)	$(8,899,066)	$(4,043,060)

The partnership’s investments in operating limited partnerships at March 31, 2005 are summarized as follows:

	Series 11	Series 12	Series 14

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$17,673,223	$17,546,307	$33,861,303

Acquisition costs of operating limited partnerships	3,069,064	2,708,915	5,528,296

Cumulative distributions from operating limited partnerships	(400,620)	(83,394)	(190,424)

Impairment loss in investments in operating limited partnerships	(1,834,764)	(841,429)	(2,392,044)

Cumulative losses from operating limited partnerships	(15,752,506)	(18,545,624)	(34,795,538)

Investments in operating limited partnerships per balance sheets	2,754,397	784,775	2,011,593

	Series 11	Series 12	Series 14

The partnership (has recorded) has not recorded capital contributions to the operating limited partnerships during the year ended March 31, 2005, which (have not) have been included in the partnerships’ capital account included in the operating limited partnerships’ financial statements as of December 31, 2004 (see note A).	(10,000)	(4,282)	(177,532)

The partnership has recorded acquisition costs at March 31, 2005, which have not been recorded in the net assets of the operating limited partnerships (see note A).	(460,597)	(312,956)	(810,399)

Cumulative losses from operating limited partnerships for the three months ended March 31, 1999, which the operating limited partnerships have not included in their capital as of December 31, 1998 due to different year ends (see note A).	721,702	613,706	1,675,448

Equity in losses from operating limited partnerships not recognizable under the equity method of accounting (see note A).	(8,742,587)	(7,558,550)	(12,032,670)

The partnership has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	112,536	192,211	323,937

Impairment loss in investments in operating limited partnerships	1,834,764	841,429	2,392,044

Other	(69,436)	173,456	101,338

Equity per operating limited partnerships’ combined financial statements	$(3,859,221)	$(5,270,211)	$(6,516,241)

The partnership’s investments in operating limited partnerships at March 31, 2004 are summarized as follows:

Total
Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$128,318,593

Acquisition costs of operating limited partnerships	22,387,381

Cumulative distributions from operating limited partnerships	(1,080,262)

Impairment loss in investments in operating limited partnerships	(4,271,755)

Cumulative losses from operating limited partnerships	(128,407,892)

Investments in operating limited partnerships per balance sheets	16,946,065

The partnership (has recorded) has not recorded capital contributions to the operating limited partnerships during the year ended March 31, 2004, which (have not) have been included in the partnerships’ capital account included in the operating limited partnerships’ financial statements as of December 31, 2003 (see note A).	(1,011,276)

The partnership has recorded acquisition costs at March 31, 2004, which have not been recorded in the net assets of the operating limited partnerships (see note A).	(2,226,857)

Cumulative losses from operating limited partnerships for the three months ended March 31, 1999, which the operating limited partnerships have not included in their capital as of December 31, 1998 due to different year ends (see note A).	5,054,760

Equity in losses from operating limited partnerships not recognizable under the equity method of accounting (see note A).	(45,957,350)

The partnership has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	775,500

Impairment loss in investments in operating limited partnerships	4,271,755

Other	(182,092)

Equity per operating limited partnerships’ combined financial statements	$(22,329,495)

The partnership’s investments in operating limited partnerships at March 31, 2004 are summarized as follows:

	Series 7	Series 9	Series 10

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$7,486,177	$28,073,712	$15,192,897

Acquisition costs of operating limited partnerships	1,302,313	5,201,737	2,958,341

Cumulative distributions from operating limited partnerships	(13,016)	(222,901)	(140,907)

Impairment loss in investments in operating limited partnerships	(255,418)	(1,490,448)	(246,427)

Cumulative losses from operating limited partnerships	(8,467,768)	(31,339,440)	(15,476,259)

Investments in operating limited partnerships per balance sheets	52,288	222,660	2,287,645

	Series 7	Series 9	Series 10

The partnership (has recorded) has not recorded capital contributions to the operating limited partnerships during the year ended March 31, 2004, which (have not) have been included in the partnerships’ capital account included in the operating limited partnerships’ financial statements as of December 31, 2003 (see note A).	—	—	—

The partnership has recorded acquisition costs at March 31, 2004, which have not been recorded in the net assets of the operating limited partnerships (see note A).	(465,577)	(146,944)	(9,836)

Cumulative losses from operating limited partnerships for the three months ended March 31, 1999, which the operating limited partnerships have not included in their capital as of December 31, 1998 due to different year ends (see note A).	125,066	1,134,799	776,692

Equity in losses from operating limited partnerships not recognizable under the equity method of accounting (see note A).	(3,847,915)	(12,008,404)	(5,968,676)

The partnership has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	10,025	51,433	85,358

Impairment loss in investments in operating limited partnerships	255,418	1,490,448	246,427

Other	(32,725)	(249,304)	(4,425)

Equity per operating limited partnerships’ combined financial statements	$(3,903,420)	$(9,505,312)	$(2,586,815)

The partnership’s investments in operating limited partnerships at March 31, 2004 are summarized as follows:

	Series 11	Series 12	Series 14

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$17,673,218	$21,360,612	$38,531,977

Acquisition costs of operating limited partnerships	3,069,084	3,398,377	6,457,529

Cumulative distributions from operating limited partnerships	(400,584)	(76,645)	(226,209)

Impairment loss in investments in operating limited partnerships	(1,361,164)	(270,536)	(647,762)

Cumulative losses from operating limited partnerships	(15,364,168)	(19,584,736)	(38,175,521)

Investments in operating limited partnerships per balance sheets	3,616,386	4,827,072	5,940,014

	Series 11	Series 12	Series 14

The partnership (has recorded) has not recorded capital contributions to the operating limited partnerships during the year ended March 31, 2004, which (have not) have been included in the partnerships’ capital account included in the operating limited partnerships’ financial statements as of December 31, 2003 (see note A).	(10,000)	(631,467)	(369,809)

The partnership has recorded acquisition costs at March 31, 2004, which have not been recorded in the net assets of the operating limited partnerships (see note A).	(460,597)	(312,956)	(830,947)

Cumulative losses from operating limited partnerships for the three months ended March 31, 1999, which the operating limited partnerships have not included in their capital as of December 31, 1998 due to different year ends (see note A).	721,702	613,706	1,682,795

Equity in losses from operating limited partnerships not recognizable under the equity method of accounting (see note A).	(7,294,286)	(6,444,324)	(10,393,745)

The partnership has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	112,536	192,211	323,937

Impairment loss in investments in operating limited partnerships	1,361,164	270,536	647,762

Other	(68,089)	95,752	76,699

Equity per operating limited partnerships’ combined financial statements	$(2,021,184)	$(1,389,470)	$(2,923,294)

The combined summarized balance sheets of the operating limited partnerships in which Series 7, 9 through 12, and 14 hold an interest at December 31, 2004 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS

	Total	Series 7	Series 9	Series 10
ASSETS

Buildings and improvements, net of accumulated depreciation	$279,291,616	$10,342,427	$45,711,951	$39,061,014
Land	24,888,452	1,258,029	4,009,064	3,604,111
Other assets	39,242,684	1,824,162	5,243,817	5,504,471

	$343,422,752	$13,424,618	$54,964,832	$48,169,596

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$338,839,715	$14,706,290	$56,982,426	$49,078,226
Accounts payable and accrued expenses	10,933,842	1,693,284	3,288,603	963,235
Other liabilities	20,836,411	544,085	4,707,354	1,463,107

	370,609,968	16,943,659	64,978,383	51,504,568
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund II Limited Partnership	(31,815,903)	(3,228,104)	(8,899,066)	(4,043,060)
Other partners	4,628,687	(290,937)	(1,114,485)	708,088

	(27,187,216)	(3,519,041)	(10,013,551)	(3,334,972)

	$343,422,752	$13,424,618	$54,964,832	$48,169,596

The combined summarized balance sheets of the operating limited partnerships in which Series 7, 9 through 12, and 14 hold an interest at December 31, 2004 are as follows:

	Series 11	Series 12	Series 14
ASSETS

Buildings and improvements, net of accumulated depreciation	$42,048,557	$46,317,324	$95,810,343
Land	3,236,017	4,154,090	8,627,141
Other assets	6,996,703	6,350,280	13,323,251

	$52,281,277	$56,821,694	$117,760,735

LIABILITIES AND PARTNERS’ CAPITAL

Mortgages and construction loans payable	$49,451,062	$56,667,461	$111,954,250
Accounts payable and accrued expenses	2,047,558	1,317,062	1,624,100
Other liabilities	3,485,932	3,977,490	6,658,443

	54,984,552	61,962,013	120,236,793
PARTNERS’ CAPITAL
Boston Capital Tax Credit Fund II Limited Partnership	(3,859,221)	(5,270,211)	(6,516,241)
Other partners	1,155,946	129,892	4,040,183

	(2,703,275)	(5,140,319)	(2,476,058)

	$52,281,277	$56,821,694	$117,760,735

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

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2004 in which Series 7, 9 through 12, and 14 hold an interest as of December 31, 2004 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

Year ended December 31, 2004

	Total	Series 7	Series 9	Series 10
Revenue
Rental	$54,819,129	$2,478,271	$8,707,566	$8,013,539
Interest and other	2,083,279	84,917	273,605	213,763

	56,902,408	2,563,188	8,981,171	8,227,302
Expenses
Interest	13,299,374	772,877	2,259,775	1,917,100
Depreciation and amortization	16,684,728	761,678	2,766,775	2,424,052
Taxes and insurance	8,488,798	356,042	1,478,432	1,215,228
Repairs and maintenance	10,773,165	443,169	1,706,438	1,671,723
Operating expenses	17,671,607	717,941	2,829,863	2,586,522
Other expenses	2,417,365	34,459	127,075	37,862

	69,335,037	3,086,166	11,168,358	9,852,487

NET LOSS	$(12,432,629)	$(522,978)	$(2,187,187)	$(1,625,185)

Net loss allocated to Boston Capital Tax Credit Fund II Limited Partnership*	$(9,946,732)	$(311,469)	$(1,656,702)	$(1,324,670)

Net loss allocated to other partners	$(2,485,897)	$(211,509)	$(530,485)	$(300,515)

*                 Amounts include $292,537, $1,401,957, $901,116, $1,635,941, $1,136,202 and $2,004,879 for Series 7, Series 9, Series 10, Series 11, Series 12 and Series 14, respectively, of loss not recognized under the equity method of accounting as described in note A.

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2004 in which Series 7, 9 through 12, and 14 hold an interest as of December 31, 2004 are as follows:

	Series 11	Series 12	Series 14
Revenue
Rental	$8,291,830	$9,296,690	$18,031,233
Interest and other	546,448	359,700	604,846

	8,838,278	9,656,390	18,636,079
Expenses
Interest	1,987,650	2,174,953	4,187,019
Depreciation and amortization	2,736,035	2,821,757	5,174,431
Taxes and insurance	1,339,696	1,470,468	2,628,932
Repairs and maintenance	1,613,610	1,794,973	3,543,252
Operating expenses	2,857,368	3,185,293	5,494,620
Other expenses	1,028,317	362,345	827,307

	11,562,676	11,809,789	21,855,561

NET LOSS	$(2,724,398)	$(2,153,399)	$(3,219,482)

Net loss allocated to Boston Capital Tax Credit Fund II Limited Partnership*	$(2,151,068)	$(1,746,423)	$(2,756,400)

Net loss allocated to other partners	$(573,330)	$(406,976)	$(463,082)

*                 Amounts include $292,537, $1,401,957, $901,116, $1,635,941, $1,136,202 and $2,004,879 for Series 7, Series 9, Series 10, Series 11, Series 12 and Series 14, respectively, of loss not recognized under the equity method of accounting as described in note A.

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

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET LOSS TO INCOME TAX RETURN

For income tax purposes, the partnership reports using a December 31 year-end.  The partnership’s net loss for financial reporting and tax return purposes for the year ended March 31, 2005 is reconciled as follows:

	Total	Series 7	Series 9	Series 10
Net loss for financial reporting purposes, March 31, 2005	$(8,530,452)	$270,304	$913,525	$(1,037,311)

Operating limited partnership rents received in advance	(15,909)	—	(13,610)	(4,690)

Partnership management fees not recognized for tax purposes	1,287,716	(71,529)	(129,598)	322,926

Other	411,842	(81,373)	(12,649)	(16,916)

Operating limited partnership loss not allowed for financial reporting under equity method of accounting	(7,605,989)	(292,536)	(1,508,541)	(901,116)

Impairment loss in investment in operating limited partnership	3,069,541	—	—	280,766

Excess of tax depreciation over book depreciation on operating limited partnership assets	(1,783,080)	(28,589)	(362,258)	(196,035)

Difference due to fiscal year for book purposes and calendar year for tax purposes	256,456	(35,585)	(1,924,983)	89,558

Loss for tax return purposes, December 31, 2004	$(12,909,875)	$(239,308)	$(3,038,114)	$(1,462,818)

For income tax purposes, the partnership reports using a December 31 year-end.  The partnership’s net loss for financial reporting and tax return purposes for the year ended March 31, 2005 is reconciled as follows:

	Series 11	Series 12	Series 14
Net loss for financial reporting purposes, March 31, 2005	$(1,335,886)	$(3,633,704)	$(3,707,380)

Operating limited partnership rents received in advance	(2,676)	(6,318)	11,385

Partnership management fees not recognized for tax purposes	325,680	360,440	479,797

Other	644,500	(300,101)	178,381

Operating limited partnership loss not allowed for financial reporting under equity method of accounting	(1,762,715)	(1,136,202)	(2,004,879)

Impairment loss in investment in operating limited partnership	473,600	570,893	1,744,282

Excess of tax depreciation over book depreciation on operating limited partnership assets	(272,878)	(249,926)	(673,394)

Difference due to fiscal year for book purposes and calendar year for tax purposes	125,979	1,986,454	15,033

Loss for tax return purposes, December 31, 2004	$(1,804,396)	$(2,408,464)	$(3,956,775)

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

The differences between the investments in operating limited partnerships for tax purposes and financial statements purposes at March 31, 2005 are as follows:

	Total	Series 7	Series 9	Series 10

Investments in operating limited partnerships - tax return December 31, 2004	$(43,891,246)	$(933,582)	$(14,553,159)	$(5,922,769)

Add back losses not recognized under the equity method	48,453,741	3,409,463	9,926,899	6,783,572

Historic tax credits	5,105,527	1,819,802	240,250	—

Impairment loss in investments in operating limited partnerships	(6,237,069)	(86,382)	(555,257)	(527,193)

Less share of loss - three months ended March 31, 2005	(4,403,349)	(66,154)	(596,953)	(729,386)

Impairment loss not recognized for tax purposes	(6,953,234)	(2,873,020)	(1,031,360)	—

Other	14,892,203	(1,239,856)	6,569,580	1,781,313

Investments in operating limited partnerships - as reported, March 31, 2005	$6,966,573	$30,271	$—	$1,385,537

The differences between the investments in operating limited partnerships for tax purposes and financial statements purposes at March 31, 2005 are as follows:

	Series 11	Series 12	Series 14

Investments in operating limited partnerships - tax return December 31, 2004	$(5,051,736)	$(6,610,269)	$(10,819,731)

Add back losses not recognized under the equity method	8,742,587	7,558,550	12,032,670

Historic tax credits	1,281,688	—	1,763,787

Impairment loss in investments in operating limited partnerships	(1,834,764)	(841,429)	(2,392,044)

Less share of loss - three months ended March 31, 2005	(721,702)	(613,706)	(1,675,448)

Impairment loss not recognized for tax purposes	—	—	(3,048,854)

Other	338,324	1,291,629	6,151,213

Investments in operating limited partnerships - as reported, March 31, 2005	$2,754,397	$784,775	$2,011,593

The differences between the investments in operating limited partnerships for tax purposes and financial statements purposes at March 31, 2004 are as follows:

	Total	Series 7	Series 9	Series 10

Investments in operating limited partnerships - tax return December 31, 2003	$(31,520,550)	$(662,186)	$(11,517,355)	$(4,289,305)

Add back losses not recognized under the equity method	42,007,929	3,847,915	12,008,404	5,968,676

Historic tax credits	5,105,527	1,819,802	240,250	—

Impairment loss in investments in operating limited partnerships	(4,271,755)	(255,418)	(1,490,448)	(246,427)

Less share of loss - three months ended March 31, 2004	(5,109,374)	(125,066)	(1,134,799)	(776,692)

Impairment loss not recognized for tax purposes	(6,953,234)	(2,873,020)	(1,031,360)	—

Other	17,687,522	(1,699,739)	3,147,968	1,631,393

Investments in operating limited partnerships - as reported, March 31, 2004	$16,946,065	$52,288	$222,660	$2,287,645

The differences between the investments in operating limited partnerships for tax purposes and financial statements purposes at March 31, 2004 are as follows:

	Series 11	Series 12	Series 14

Investments in operating limited partnerships - tax return December 31, 2003	$(3,629,158)	$(4,264,826)	$(7,157,720)

Add back losses not recognized under the equity method	7,294,286	6,444,324	6,444,324

Historic tax credits	1,281,688	—	1,763,787

Impairment loss in investments in operating limited partnerships	(1,361,164)	(270,536)	(647,762)

Less share of loss - three months ended March 31, 2004	(721,702)	(613,706)	(1,737,409)

Impairment loss not recognized for tax purposes	—	—	(3,048,854)

Other	752,436	3,531,816	10,323,648

Investments in operating limited partnerships - as reported, March 31, 2004	$3,616,386	$4,827,072	$5,940,014

NOTE E - CASH EQUIVALENTS

On March 31, 2005 and 2004, Boston Capital Tax Credit Fund II Limited Partnership purchased $4,750,000 and $1,600,000 of corporate debt securities under agreements to resell on April 1, 2005 and April 1, 2004, respectively.  Interest is earned at rates ranging from .40% to 1.23% per annum.

Additionally, cash equivalents of $135,997 and $149,417 as of March 31, 2005 and 2004, respectively, include money market accounts with interest rates ranging from ..61% to 1.23% per annum.

NOTE F - NOTES RECEIVABLE

Notes receivable at March 31, 2005 and 2004 consist of advance installments of capital contributions and/or advances made to operating limited partnerships of $180,000 and $303,374, respectively.  The notes are noninterest bearing and due on demand.  The carrying amount of the notes receivable approximates fair value.

NOTE G - QUARTERLY FINANCIAL INFORMATION - UNAUDITED

The following is a summary of the results of operations for each of the four quarters for the years indicated:

Boston Capital Tax Credit Fund II Limited Partnership

Reconciliation of Quarterly Information - Unaudited

3/31/2005

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
2005

Total revenue	$4,678	$5,355	$14,030	$46,299

Loss from operations	(604,367)	(737,220)	(537,594)	(3,475,964)

Equity in loss of investments in operating partnerships	(794,402)	(916,478)	(695,367)	(769,060)

Net loss	(1,398,769)	(1,653,698)	(1,232,961)	(4,245,024)

Net loss per BAC	(0.07)	(0.09)	(0.07)	(0.22)

2004

Total revenue	$8,931	$34,089	$10,703	$11,986

Loss from operations	(589,801)	(753,609)	(564,309)	(2,811,723)

Equity in loss of investments in operating partnerships	(723,392)	(576,114)	(681,823)	(2,501,636)

Net loss	(1,313,193)	(1,329,723)	(1,246,132)	(5,316,359)

Net loss per BAC	(0.07)	(0.07)	(0.07)	(0.28)

2003

Total revenue	$13,420	$8,632	$20,262	$13,979

Loss from operations	(596,941)	(682,995)	(369,910)	(2,322,371)

Equity in loss of investments in operating partnerships	(1,188,719)	(2,636,066)	(1,224,671)	(806,448)

Net loss	(1,785,660)	(3,319,061)	(1,594,581)	(3,128,819)

Boston Capital Tax Credit Fund II Limited Partnership - Series 7

Schedule III - Real Estate and Accumulated Depreciation

March 31, 2005

(UNAUDITED)

		Initial cost to company		Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period						Life on which
Description	Encumbrances	Land	Buildings and improvements	Improvements	Land	Buildings and Improvements	Total	Accumulated depreciation	Date of construction	Date acquired	depreciation is computed
BRIARWOOD APTS LP	610,479	44,500	747,246	98,879	44,500	846,125	890,625	471,157	Dec-89	Dec-89	5-27.5
CREEKSIDE	1,067,342	89,016	1,290,616	100,533	89,016	1,391,149	1,480,165	368,611	Sep-89	Jun-89	5-27.5
DEER HILL II LP	1,445,288	103,000	1,424,556	338,656	103,000	1,763,212	1,866,212	1.010,245	May-89	Feb-90	5-27.5
HILLANDALE	4,456,093	601,653	4,198,973	2,901,375	601,653	7,100,348	7,702,001	3,542,365	Jan-90	Dec-89	5-27.5
KING CITY ELDERLY	1,658,088	175,000	2,549,870	70,155	175,000	2,620,025	2,795,025	1,399,881	Nov-89	Jun-90	27.5
LEBANON PROP II LP	562,674	3,000	730,187	75,193	3,000	805,380	808,380	439,356	Jul-89	Dec-89	5-27.5
METROPOLE APTS ASSOC	1,943,764	82,800	2,621,625	96,158	82,800	2,717,783	2,800,583	1,458,528	Dec-89	Dec-89	27.5

OAK GROVE EST. LP	474,179	15,200	597,465	21,106	15,200	618,571	633,771	362,264	Sep-89	Dec-89	27.5

OAKVIEW LTD	1,111,124	35,280	1,375,820	107,322	35,280	1,483,142	1,518,422	651,259	Oct-89	Dec-89	40
WESTWOOD	1,377,259	96,600	1,355,174	400,240	108,580	1,755,414	1,863,994	1,055,056	Jul-90	Jul-90	5-27.5

	14,706,290	1,246,049	16,891,532	4,209,617	1,258,029	21,101,149	22,359,178	10,758,722

Since the Operating Partnerships maintain a calendar year end the information reported on this schedule is as of December 31, 2004.

**There were no carrying costs as of December 31, 2004.  The column has been omitted for presentation purposes.

Notes to Schedule III

Boston Capital Tax Credit Fund II Limited Partnership - Series 7

Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period - 4/1/92		$41,816,362
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	1,735,711
Other	0
		$1,735,711
Deductions during period:
Cost of real estate sold	$0
Other*	0
		$0
Balance at close of period - 3/31/93		$43,552,073
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	147,543
Other	0
		$147,543
Deductions during period:
Cost of real estate sold	$0
Other*	0
		$0
Balance at close of period - 3/31/94		$43,699,616
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	58,462
Other	0
		$58,462
Deductions during period:
Cost of real estate sold	$0
Other	(261,992)
		$(261,992)
Balance at close of period - 3/31/95		$43,496,086

Balance at close of period - 3/31/95		$43,496,086
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	26,794
Other	0
		$26,794
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/96		$43,522,880
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	0
Other	0
		$0
Deductions during period:
Cost of real estate sold	$0
Other	(12,480,477)
		$(12,480,477)
Balance at close of period - 3/31/97		$31,042,403
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	44,376
Other	0
		$44,376
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/98		$31,086,779

Balance at close of period - 3/31/98		$31,086,779
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	56,791
Other	0
		$56,791
Deductions during period:
Cost of real estate sold	$0
Other	(1,070,393)
		$(1,070,393)
Balance at close of period - 3/31/99		$30,073,177

Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	56,415
Other	0
		$56,415
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/00		$30,129,592

Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	976,119
Other	0
		$976,119
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/01		$31,105,711

Balance at close of period - 3/31/01		$31,105,711
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	323,443
Other	0
		$323,443
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/02		$31,429,154
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	53,123
Other	0
		$53,123
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/03		$31,482,277
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	137,814
Other	0
		$137,814
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/04		$31,620,091

Balance at close of period - 3/31/04		$31,620,091
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	52,678
Other	0

		$52,678
Deductions during period:
Cost of real estate sold	$(9,313,591)
Other	0
		$(9,313,591)
Balance at close of period - 3/31/05		$22,359,178

Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period - 4/1/92		$2,312,199
Current year expense	$1,360,178
Balance at close of period - 3/31/93		$3,672,377
Current year expense	$1,436,830
Balance at close of period - 3/31/94		$5,109,207
Current year expense	$1,391,094
Balance at close of period - 3/31/95		$6,500,301
Current year expense	$1,384,980
Balance at close of period - 3/31/96		$7,885,281
Current year expense	$(333,705)
Balance at close of period - 3/31/97		$7,551,576
Current year expense	$980,513
Balance at close of period - 3/31/98		$8,532,089
Current year expense	$100,126
Balance at close of period - 3/31/99		$8,632,215
Current year expense	$956,619
Balance at close of period - 3/31/00		$9,588,834
Current year expense	$937,982
Balance at close of period - 3/31/01		$10,526,816
Current year expense	$939,004
Balance at close of period - 3/31/02		$11,465,820
Current year expense	$1,012,788
Balance at close of period - 3/31/03		$12,478,608
Current year expense	$1,017,224
Balance at close of period - 3/31/04		$13,495,832
Current year expense	$739,721
Reduction of Real Estate sold	(3,476,831)
Balance at close of period - 3/31/05		$10,758,722

Boston Capital Tax Credit Fund II Limited Partnership - Series 9
Schedule III - Real Estate and Accumulated Depreciation
March 31, 2005

(UNAUDITED)

		Initial cost to company		Cost capitalized subsequent to acquisition	Gross amout at which carried at close of period						Life on which
Description	Encumbrances	Land	Buildings and improvements	Improvements	Land	Buildings and improvements	Total	Accumulated depreciation	Date of construction	Date acquired	depreciation is computed
BEAVER BROOK	1,159,298	135,070	1,395,155	89,849	135,070	1,485,004	1,620,074	855,072	May-90	Apr-90	27.5
BIG LAKE SENIORS	542,137	27,804	732,961	23,998	27,804	756,959	784,763	178,506	Jun-95	Apr-94	5-27.5
BLAKELY	1,029,136	50,000	1,159,403	111,715	50,000	1,271,118	1,321,118	680,918	May-90	May-90	5-27.5
BLANCO SR	505,606	40,147	679,816	0	40,147	679,816	719,963	185,820	Sep-94	Dec-93	7-40
BLOOMINGDALE	1,447,591	100,338	1,771,660	21,170	100,338	1,792,830	1,893,168	992,025	Mar-90	May-90	5-27.5
BROOKLYN	1,083,724	9,000	1,416,895	152,560	9,000	1,569,455	1,578,455	667,217	May-90	May-90	5-27.5
COTTON MILL ASSOC.	1,438,618	75,000	1,730,384	20,700	75,000	1,751,084	1,826,084	616,911	Jul-93	Oct-92	5-27.5
FAWN RIVER	3,630,595	77,000	4,396,993	514,755	77,000	4,911,748	4,988,748	2,165,612	Oct-90	Oct-90	27.5
FOUNTAIN GREEN	695,313	68,134	880,440	6,065	68,134	886,505	954,639	486,305	May-90	Jun-90	27.5
GLENWOOD HOTEL	648,613	25,000	1,128,486	21,864	25,000	1,150,350	1,175,350	632,911	Jun-90	Jun-90	7-27.5
GRIFTON	1,213,062	35,393	1,170,847	394,813	35,393	1,565,660	1,601,053	445,568	Feb-94	Sep-93	7-27.5
HACIENDA VILLA	3,540,466	233,165	7,304,446	178,831	274,352	7,483,277	7,757,629	2,871,756	Jan-90	Apr-90	40
HAINES CITY	1,413,997	100,000	1,709,218	25,179	100,000	1,734,397	1,834,397	988,829	Feb-90	Apr-90	27.5
IMMOKALEE	2,153,907	160,000	2,732,134	169,662	160,000	2,901,796	3,061,796	1,095,117	May-90	May-90	7-27.5

		Initial cost to company		Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period						Life on which
Description	Encumbrances	Land	Buildings and improvements	Improvements	Land	Buildings and improvements	Total	Accumulated depreciation	Date of construction	Date acquired	depreciation is computed
KRISTIN PARK	1,364,294	117,179	1,694,459	110,508	117,179	1,804,967	1,922,146	707,671	Jun-90	Mar-90	27.5
LE GRANDE ENTERPRISES	1,697,926	13,090	2,232,493	17,170	67,500	2,249,663	2,317,163	531,473	Oct-93	Nov-92	5-50
LONGMEADOW	1,453,234	95,000	1,765,749	53,355	95,000	1,819,104	1,914,104	680,659	Aug-90	Aug-90	10-40
MEADOW RUN	626,141	44,400	784,163	30,380	44,400	814,543	858,943	438,958	May-90	May-90	27.5
MEADOWCREST	2,776,531	286,065	4,982,274	92,162	286,065	5,074,436	5,360,501	2,890,431	Oct-90	Sep-90	5-27.5
NEWFANE SENIOR	890,603	30,000	1,211,708	51,804	30,000	1,263,512	1,293,512	606,237	Sep-92	Oct-92	5-27.5
OLD STAGE	1,241,856	39,840	1,517,419	12,473	39,840	1,529,892	1,569,732	823,709	Sep-90	May-90	27.5
PLEASANTON SR	605,074	40,000	813,308	12,507	40,000	825,815	865,815	257,141	Jul-93	Dec-93	40
POLKTON HOUSING	623,783	25,038	754,785	23,113	25,038	777,898	802,936	387,717	Dec-93	Jan-94	5-27.5
PRINCESS MANOR	1,465,425	57,066	1,869,314	31,345	57,066	1,900,659	1,957,725	981,196	Aug-90	Jun-90	5-27.5
PRINCESS VILLAS	1,464,447	63,104	1,786,927	31,113	63,104	1,818,040	1,881,144	927,990	Aug-90	Jun-90	5-27.5
PUTNEY FIRST	1,401,254	128,800	1,804,424	12,059	128,800	1,816,483	1,945,283	574,688	May-93	Dec-92	5-27.5
QUAIL HOLLOW- WARSAW	1,377,486	33,500	1,747,578	8,435	33,500	1,756,013	1,789,513	644,894	Sep-90	Jul-90	7-40
RAINBOW GARDENS	1,187,516	70,000	1,450,989	4,198	70,000	1,455,187	1,525,187	637,139	Jun-93	Dec-92	7-27.5
RAITT ST APTS	815,230	270,281	1,221,755	0	270,281	1,221,755	1,492,036	505,358	Aug-93	May-93	5-27.5
SCHOOL ST. II	628,694	37,622	1,585,434	50,266	37,622	1,635,700	1,673,322	729,626	Jun-93	Jun-93	7-27.5
SOUTH PARIS	1,457,069	65,000	1,853,831	44,096	65,000	1,897,927	1,962,927	773,623	Oct-92	Nov-92	5-27.5

		Initial cost to company		Cost capitalized subsequent to acquisition		Gross amount at which carried at close of period						Life on which
Description	Encumbrances	Land	Buildings and improvements	Improvements		Land	Buildings and improvements	Total	Accumulated depreciation	Date of construction	Date acquired	depreciation is computed
SOUTHWESTERN	1,395,779	30,000	1,766,094	80,771		30,000	1,846,865	1,876,865	1,036,069	May-90	May-90	7-27.5
SPRINGFIELD	4,024,874	775,955	4,177,205	5,220,229		775,955	9,397,434	10,173,389	4,546,450	Jun-91	Jun-90	5-27.5
SUNSHINE	1,445,759	127,000	1,729,289	177,628		120,902	1,906,917	2,027,819	1,019,696	Nov-90	Sep-90	5-27.5
SURRY VILLAGE II	836,168	60,000	938,244	8,219		50,718	946,463	997,181	530,454	Jan-90	May-90	5-27.5
TAPPAHANNOCK GREENS	1,474,090	122,500	1,703,483	58,086		122,500	1,761,569	1,884,069	753,514	May-94	Mar-94	5-27.5
TWIN OAKS	1,115,128	53,636	1,397,601	5,875		53,636	1,403,476	1,457,112	768,508	May-90	May-90	5-27.5
VILLAGE OAKS	717,798	42,140	884,614	46,168		42,140	930,782	972,922	511,236	Feb-90	Jun-90	5-27.5
WARRENSBURG	776,492	32,000	991,475	19,778		32,000	1,011,253	1,043,253	586,160	Apr-90	Apr-90	5-27.5
WESTSIDE	2,240,453	25,000	4,022,240	(47,900	)a	25,000	3,974,340	3,999,340	2,055,935	Dec-90	Jun-90	5-27.5
WESTWOOD	1,377,259	96,660	1,690,074	65,340		108,580	1,755,414	1,863,994	1,055,056	Jul-90	Jul-90	27.5
	56,982,426	3,916,927	76,585,767	7,950,339		4,009,064	84,536,106	88,545,170	38,824,155

Since the Operating Partnerships maintain a calendar year end, the information reported on this schedule is as of December 31, 2004.

There we no carrying costs as of December 31, 2004. The Column has been omitted for presentation purposes.

Notes to Schedule III

Boston Capital Tax Credit Fund II Limited Partnership - Series 9

Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period - 4/1/92		$122,231,856
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	3,447,429
Improvements, etc	143,343
Other	0
		$3,590,772
Deductions during period:
Cost of real estate sold	$(7,395,934)
Other	(24,083)
		$(7,420,017)
Balance at close of period - 3/31/93		$118,402,611
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	3,591,731
Improvements, etc	9,011,423
Other	0
		$12,603,154
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/94		$131,005,765
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	2,630,397
Improvements, etc	1,266,494
Other	0
		$3,896,891
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/95		$134,902,656

Balance at close of period - 3/31/95		$134,902,656
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	818,652
Other	0
		$818,652
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/96		$135,721,308
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	0
Other	0
		$0
Deductions during period:
Cost of real estate sold	$0
Other	(2,117,890)
		(2,117,890)
Balance at close of period - 3/31/97		$133,603,418
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	355,226
Other	0
		$355,226
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/98		$133,958,644

Balance at close of period - 3/31/98		$133,958,644
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	570,512
Other	0
		$570,512
Deductions during period:
Cost of real estate sold	$0
Other	(990,393)
		(990,393)
Balance at close of period - 3/31/99		$133,538,763
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	374,174
Other	0
		$374,174
Deductions during period:
Cost of real estate sold	$0
Other	(531,712)
		(531,712)
Balance at close of period - 3/31/00		$133,381,225
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	322,286
Other	0
		$322,286
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/01		$133,703,511

Balance at close of period - 3/31/01		$133,703,511
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	523,585
Other	0
		$523,585
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/02		$134,227,096
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	539,685
Other	0
		$539,685
Deductions during period:
Cost of real estate sold	$(11,255,722)
Other	0
		(11,255,722)
Balance at close of period - 3/31/03		$123,511,059
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	401,897
Other	0
		$401,897
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/04		$123,912,956

Balance at close of period - 3/31/04		$123,912,956
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	118,694
Other	0
		$401,897
Deductions during period:
Cost of real estate sold	$(35,486,480)
Other	0
		(35,486,480)
Balance at close of period - 3/31/05		$88,545,170

Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period - 4/1/92		$6,203,920
Current year expense	$4,059,735
Balance at close of period - 3/31/93		$10,263,655
Current year expense	$4,195,190
Balance at close of period - 3/31/94		$14,458,845
Current year expense	$4,588,398
Balance at close of period - 3/31/95		$19,047,243
Current year expense	$4,535,644
Balance at close of period - 3/31/96		$23,582,887
Current year expense	$4,517,586
Balance at close of period - 3/31/97		$28,100,473
Current year expense	$4,359,076
Balance at close of period - 3/31/98		$32,459,549
Current year expense	$3,444,078
Balance at close of period - 3/31/99		$35,903,627
Current year expense	$4,028,593
Balance at close of period - 3/31/00		$39,932,220
Current year expense	$4,198,128
Balance at close of period - 3/31/01		$44,130,348
Current year expense	$4,089,155
Balance at close of period - 3/31/02		$48,219,503
Current year expense	$329,965
Balance at close of period - 3/31/03		$48,549,468
Current year expense	$3,928,201
Balance at close of period - 3/31/04		$52,477,669
Current year expense	$2,257,172
Reduction for Real Estate sold	(15,910,686)
Balance at close of period - 3/31/05		$38,824,155

Boston Capital Tax Credit Fund II Limited Partnership - Series 10
Schedule III - Real Estate and Accumulated Depreciation
March 31, 2005

(UNAUDITED)

		Initial cost to company		Cost capitalized subsequent to acquisition		Gross amount at which carried at close of period						Life on which
Description	Encumbrances	Land	Buildings and improvements	Improvements		Land	Buildings and improvements	Total	Accumulated depreciation	Date of construction	Date acquired	depreciation is computed
ACKERMAN	527,963	42,000	619,380	290,196		42,000	909,576	951,576	254,993	Jun-94	Sep-93	5-27.5
ATHENS II	1,313,131	75,000	1,642,281	58,700		75,000	1,700,981	1,775,981	625,837	Jun-90	Aug-90	5-27.5
AUTUMN LANE	720,739	34,094	891,072	1,281		34,094	892,353	926,447	475,546	Nov-90	Aug-89	5-27.5
BAYTREE	940,575	44,759	1,099,246	141,995		44,759	1,241,241	1,286,000	673,814	Jul-90	Nov-88	5-27.5
BENCHMARK	1,091,569	60,600	1,137,112	203,487		60,600	1,340,599	1,401,199	707,541	Jul-90	Nov-88	5-27.5
BRENTWOOD	937,450	64,999	1,163,002	63,351		64,999	1,226,353	1,291,352	448,616	Oct-90	Nov-90	5-27.5
BRIARWOOD	1,454,381	154,900	1,898,553	(307,385)		154,900	1,591,168	1,746,068	818,058	Aug-90	Aug-90	7-27.5
BUTLER PROPERTIES	492,879	37,500	376,730	223,430		37,500	600,160	637,660	201,521	Feb-91	Dec-90	5-27.5
CANDLEWICK PLACE	1,229,544	70,800	1,500,289	101,535		70,800	1,601,824	1,672,624	536,900	Oct-92	Dec-92	5-27.5
CEDARSTONE	757,638	66,000	955,695	59,264		66,000	1,014,959	1,080,959	348,049	May-93	May-93	5-40
CENTREVILLE APTS.	654,859	63,073	697,069	53,939		16,000	751,008	767,008	470,122	Feb-90	Nov-90	5-27.5
CHARLTON COURT	1,175,884	56,144	1,449,050	3,301		56,144	1,452,351	1,508,495	669,400	Jan-93	Dec-92	7-27.5
CHUCKATUCK	1,441,053	128,725	1,731,557	37,472		128,725	1,769,029	1,897,754	795,210	Feb-90	Nov-90	12-40
CLOVERLEAF I	838,153	54,740	969,048	20,339		54,740	989,387	1,044,127	548,586	Apr-90	Nov-90	5-27.5
CLOVERLEAF II	856,995	66,488	981,480	22,147		66,488	1,003,627	1,070,115	555,171	Apr-90	Nov-90	5-27.5
CONNELLSVILLE	1,340,773	55,440	1,591,799	170,329		56,436	1,762,128	1,818,564	709,497	Mar-90	Nov-90	5-27.5
DALLAS	1,444,661	230,059	3,408,933	(152,687	)*	230,059	3,256,246	3,486,305	1,760,511	Oct-90	Dec-91	5-27.5
ELLAVILLE	770,937	45,000	977,293	1,376		45,000	978,669	1,023,669	549,517	Feb-90	Jul-90	5-27.5
FORSYTH	1,431,308	55,000	1,894,917	30,751		55,000	1,925,668	1,980,668	1,029,330	Sep-90	Jul-90	7-27.5
GREAT FALLS	873,414	38,292	1,053,154	7,477		38,292	1,060,631	1,098,923	569,729	Oct-90	Nov-90	5-27.5
HARTWAY PROPERTIES	896,043	49,000	1,116,507	0		49,000	1,116,507	1,165,507	459,940	Jun-90	Jul-90	5-27.5
HILLTOP	1,460,505	105,000	1,916,734	61,166		105,000	1,977,900	2,082,900	1,060,978	Jul-90	Aug-90	7-27.5

		Initial cost to company		Cost capitalized subsequent to acquisition		Gross amount at which carried at close of period						Life on which
Description	Encumbrances	Land	Buildings and improvements	Improvements		Land	Buildings and improvements	Total	Accumulated depreciation	Date of construction	Date acquired	depreciation is computed
IRONTON ESTATES	607,621	29,500	794,461	19,474		29,500	813,935	843,435	389,096	Jan-93	May-93	5-27.5
LAMBERT SQUARE	969,191	41,200	1,243,568	30,462		41,200	1,274,030	1,315,230	389,742	Jan-93	May-93	5-50
LAWTON APTS.	1,508,438	54,400	1,848,603	30,272		54,400	1,878,875	1,933,275	1,165,253	Dec-92	Nov-92	10-40
LONGVIEW	856,525	25,000	1,071,946	72,706		25,000	1,144,652	1,169,652	635,292	Jun-90	Nov-90	5-27.5
MAIDU	1,749,640	56,500	4,890,261	310,930		56,500	5,201,191	5,257,691	2,618,208	Aug-90	Nov-88	27.5
MEADOWBROOK	1,447,876	75,141	1,789,549	5,208		75,141	1,794,757	1,869,898	1,000,382	Dec-91	Mar-91	5-27.5
MORGANTOWN	754,745	36,000	930,187	7		36,000	930,194	966,194	323,614	Dec-90	Aug-90	5-27.5
NEWNAN	1,891,222	92,706	4,128,942	(208,890	)*	92,706	3,919,052	4,011,758	2,136,664	Oct-90	Dec-90	27.5
PARKWOOD	2,691,139	316,667	4,358,381	15,610		316,667	4,373,991	4,690,658	2,280,036	May-91	Mar-91	40
PEDCOR INVESTMENTS	3,076,000	200,000	4,714,711	651,844		200,000	5,366,555	5,566,555	1,914,005	Oct-90	Jul-90	5-27.5
PINETREE MANOR	961,305	30,000	1,210,633	42,395		30,000	1,253,028	1,283,028	383,588	Jan-93	Nov-92	7-40
PINEVIEW	942,761	125,000	1,178,400	10,823		125,000	1,189,223	1,314,223	640,815	Dec-90	Sep-90	7-27.5
ROSEWOOD VILLAGE	636,955	36,000	806,255	4,752		36,000	811,007	847,007	446,399	Jul-90	Jul-90	5-27.5
STOCKTON ESTATES	504,507	17,500	647,699	(225,644)		25,678	422,055	447,733	157,812	Jan-93	Feb-93	5-27.5
STRATFORD SQUARE	737,888	63,000	443,433	488,388		63,000	931,821	994,821	303,712	Feb-93	Oct-92	5-40
SUMMER GLEN	1,450,701	147,225	1,669,056	159,976		147,225	1,829,032	1,976,257	572,127	Mar-93	Nov-92	5-40
WASHINGTON HEIGHTS	453,111	76,537	974,803	60,212		90,473	1,035,015	1,125,488	432,171	Jul-90	Nov-90	5-27.5
WEST DES MOINES	2,079,161	437,568	4,154,100	351,935		437,568	4,506,035	4,943,603	2,391,462	Jul-90	Jul-90	7-27.5

		Initial cost to company		Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period						Life on which
Description	Encumbrances	Land	Buildings and improvements	Improvements	Land	Buildings and improvements	Total	Accumulated depreciation	Date of Construction	Date acquired	depreciation is computed
WICHITA WEST	1,654,256	110,377	2,920,599	156,779	110,377	3,077,378	3,187,755	1,654,545	Jul-90	Jul-90	7-27.5
WOODSIDE HOUSING	1,454,730	60,140	1,926,294	53,416	60,140	1,979,710	2,039,850	729,098	Nov-90	Dec-90	5-27.5

	49,078,226	3,628,074	70,772,782	3,121,119	3,604,111	73,893,901	77,498,012	34,832,887

Since the Operating Partnerships maintain a calendar year end, the information reported on this schedule is as of December 31, 2004.

There we no carrying costs as of December 31, 2004. The Column has been omitted for presentation purposes.

Notes to Schedule III

Boston Capital Tax Credit Fund II Limited Partnership - Series 10

Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period - 4/1/92		$73,561,151
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	2,204,866
Improvements, etc	314,333
Other	0
		$2,519,199
Deductions during period:
Cost of real estate sold	$(7,395,934)
Other	0
		$(7,395,934)
Balance at close of period - 3/31/93		$68,684,416
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	8,492,161
Improvements, etc	6,297,007
Other	0
		$14,789,168
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/94		$83,473,584
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	313,600
Improvements, etc	0
Other	0
		$313,600
Deductions during period:
Cost of real estate sold	0
Other	0
		$0
Balance at close of period - 3/31/95		$83,787,184

Balance at close of period - 3/31/95		$83,787,184
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc
Other	86,855
		$86,855
Deductions during period:
Cost of real estate sold	$0
Other	(440,637)
		(440,637)
Balance at close of period - 3/31/96		$83,433,402
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	0
Other	186,916
		$186,196
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/97		$83,620,318
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	116,256
Other	0
		$116,256
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/98		$83,736,574

Balance at close of period - 3/31/98		$83,736,574
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	530,895
Other	0
		$530,895
Deductions during period:
Cost of real estate sold	$0
Other	(1,589,126)
		(1,589,126)
Balance at close of period - 3/31/99		$82,678,343
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	489,722
Other	0
		$489,722
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/00		$83,168,065
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	156,226
Other	0
		$156,226
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/01		$83,324,291

Balance at close of period - 3/31/01		$83,324,291
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	257,618
Other	0
		$257,618
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/02		$83,581,909
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	141,429
Other	0
		$141,429
Deductions during period:
Cost of real estate sold	$(3,748,588)
Other	0
		(3,748,588)
Balance at close of period - 3/31/03		$79,974,750
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	(8,393)
Other	0
		$(8,393)
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/04		$79,966,357

Balance at close of period - 3/31/04		$79,966,357
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	208,435
Other	0
		$208,435
Deductions during period:
Cost of real estate sold	$(2,676,780)
Other	0
		$(2,676,780)
Balance at close of period - 3/31/05		$77,498,012

Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period - 4/1/92		$3,259,154
Current year expense	$2,487,975
Balance at close of period - 3/31/93		$5,747,129
Current year expense	$2,881,214
Balance at close of period - 3/31/94		$8,628,343
Current year expense	$2,883,271
Balance at close of period - 3/31/95		$11,511,614
Current year expense	$2,768,634
Balance at close of period - 3/31/96		$14,280,248
Current year expense	$2,797,002
Balance at close of period - 3/31/97		$17,077,250
Current year expense	$2,780,726
Balance at close of period - 3/31/98		$19,857,976
Current year expense	$2,397,434
Balance at close of period - 3/31/99		$22,255,410
Current year expense	$2,459,142
Balance at close of period - 3/31/00		$24,714,552
Current year expense	$2,579,970
Balance at close of period - 3/31/01		$27,294,522
Current year expense	$2,628,315
Balance at close of period - 3/31/02		$29,922,837
Current year expense	$1,200,562
Balance at close of period - 3/31/03		$31,123,399
Current year expense	$2,289,719
Balance at close of period - 3/31/04		$33,413,118
Current year expense	$2,289,719
Reduction for Real Estate sold	$(921,828)
Balance at close of period - 3/31/05		$34,832,887

Boston Capital Tax Credit Fund II Limited Partnership - Series 11
Schedule III - Real Estate and Accumulated Depreciation
March 31, 2005

(UNAUDITED)

		Initial cost to company		Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period						Life on which
Description	Encumbrances	Land	Buildings and improvements	Improvements	Land	Buildings and improvements	Total	Accumulated depreciation	Date of construction	Date acquired	depreciation is computed
ACADEMY HILL	1,351,347	119,500	1,607,604	21,168	120,880	1,628,772	1,749,652	844,460	Feb-91	Feb-91	5-27.5
ASPEN SQUARE	1,801,833	150,413	2,118,648	143,848	150,703	2,262,496	2,413,199	742,216	Nov-90	Nov-90	5-27.5
BRIDGEVIEW	1,336,580	50,686	1,586,090	105,996	50,686	1,692,086	1,742,772	993,567	Dec-89	Dec-90	5-27.5
BUCKEYE	1,314,650	93,421	1,584,893	97,833	93,421	1,682,726	1,776,147	652,559	Aug-90	Dec-90	5-27.5
CHURCH HILL	937,690	63,232	663,136	576,795	63,232	1,239,931	1,303,163	443,152	Jan-91	Dec-90	7-40
COPPER CREEK	1,153,538	77,750	1,410,989	73,445	77,750	1,484,434	1,562,184	491,344	Sep-90	Nov-90	5-27.5
CORONADO	79,934	9,998	1,499,265	59,265	9,998	1,558,530	1,568,528	801,817	Apr-91	Feb-91	5-27.5
CRESTWOOD	3,622,318	360,000	10,649,129	457,760	360,000	11,106,889	11,466,889	5,242,622	Jul-91	Jan-91	7-27.5
DALLAS APTS.	1,444,661	230,059	3,408,933	(152,687)*	230,059	3,256,246	3,486,305	1,760,511	Oct-90	Dec-90	7-27.5
DENMARK I	755,876	54,000	915,172	6,132	54,000	921,304	975,304	507,510	Jun-90	Nov-90	27.5
DENMARK II	802,814	36,000	1,003,547	3,610	36,000	1,007,157	1,043,157	550,852	Jun-90	Nov-90	5-27.5
EL DORADO SPRINGS	569,716	22,500	735,245	40,486	17,176	775,731	792,907	437,106	Sep-90	Nov-90	5-27.5
ELDON ESTATES II	570,531	30,000	690,453	52,873	30,000	743,326	773,326	383,622	Nov-90	Dec-90	5-27.5
ELDON MANOR	549,146	7,500	787,399	41,743	7,500	829,142	836,642	434,065	Nov-90	Dec-90	5-27.5
ELDERLY HOUSING OF MACON	1,583,916	50,000	1,992,329	25,370	50,000	2,017,699	2,067,699	603,878	Apr-93	May-93	5-27.5
EUTAW ELDERLY	1,591,918	24,000	1,972,439	32,635	24,000	2,005,074	2,029,074	561,722	Dec-93	May-93	5-50
FARMERVILLE	951,416	57,015	1,195,142	53,565	57,015	1,248,707	1,305,722	433,602	Apr-91	Jan-91	5-27.5
FOREST GLADE	1,456,279	100,000	1,841,104	(919,821)	100,000	921,283	1,021,283	497,680	Dec-90	Dec-90	7-27.5
FRANKLIN SCHOOL	1,184,771	112,032	2,528,326	2,302,345	112,032	4,830,671	4,942,703	2,216,868	Dec-91	Oct-90	27.5
HARBOR VIEW	1,455,114	143,957	1,802,615	(1,800,307)	143,957	2,308	146,265	1,200	Jul-90	Dec-90	7-27.5
HILLTOP APTS.	1,391,241	178,736	1,545,237	37,942	178,736	1,583,179	1,761,915	629,426	Nov-92	Jan-93	27.5
HOLLAND SENIOR	883,607	27,500	1,096,333	78,349	27,500	1,174,682	1,202,182	658,647	Jun-90	Nov-90	27.5
HOLLY SENIOR	900,785	36,882	1,139,044	94,017	36,882	1,233,061	1,269,943	681,951	Oct-90	Nov-90	27.5

		Initial cost to company		Cost capitalized subsequent to acquisition		Gross amount at which carried at close of period						Life on which
Description	Encumbrances	Land	Buildings and improvements	Improvements		Land	Buildings and improvements	Total	Accumulated depreciation	Date of construction	Date acquired	depreciation is computed
IVAN WOODS	2,525,084	275,000	4,347,328	108,572		275,000	4,455,900	4,730,900	2,383,880	Apr-91	Feb-91	5-27.5
KAPLAN MANOR	909,487	66,000	1,106,192	110,185		66,000	1,216,377	1,282,377	440,313	Dec-90	Dec-90	7-40
LAKEWOOD	937,498	53,100	1,162,254	68,013		53,100	1,230,267	1,283,367	435,145	May-91	Jan-91	5-27.5
LICKING ASSOCIATES	399,050	14,000	316,889	202,381		14,000	519,270	533,270	239,817	Mar-92	Nov-91	5-27.5
LONDON ARMS	2,678,053	37,500	3,479,332	8,295	*	37,500	3,487,627	3,525,127	1,768,463	Dec-90	Dec-90	5-27.5
MAIDU	1,749,640	56,500	4,890,261	310,930		56,500	5,201,191	5,257,691	2,618,208	Dec-91	Mar-91	7-27.5
MANNING PROPERTIES	823,472	44,125	1,015,703	8,363		44,125	1,024,066	1,068,191	552,059	Nov-90	Nov-90	5-27.5
METTER	1,435,675	44,500	1,770,511	9,551		45,141	1,780,062	1,825,203	798,115	May-93	Dec-92	5-27.5
NEVADA MANOR	635,338	50,000	782,543	37,751		50,000	820,294	870,294	465,508	Oct-90	Nov-90	5-27.5
NEWNAN APTS.	1,891,222	92,706	4,128,942	(209,890	)*	92,706	3,919,052	4,011,758	2,136,664	Oct-90	Dec-90	5-27.5
OATKA VILLIAGE	901,881	35,000	1,151,205	98,501		35,000	1,249,706	1,284,706	668,072	Jun-90	Nov-90	5-27.5
RPI #18 L.P.	1,209,560	100	1,776,840	123,538		100	1,900,378	1,900,478	985,236	Dec-90	Dec-90	5-27.5
SIERRA SPRINGS	1,154,551	52,290	1,448,815	79,728		52,387	1,528,543	1,580,930	491,090	Nov-90	Nov-90	5-27.5
SOUTH FORK	1,443,375	100,000	1,782,527	42,851		100,000	1,825,378	1,925,378	703,991	Feb-91	Feb-91	5-27.5
TWIN OAKS OF ALLENDALE	767,858	71,305	951,711	(155,350	)*	71,305	796,361	867,666	424,870	Sep-90	Dec-90	5-27.5
WASHINGTON	939,956	55,050	1,150,878	67,165		55,050	1,218,043	1,273,093	433,915	Mar-91	Jan-91	7-40
WILDRIDGE	1,359,681	156,576	1,617,243	52,704		156,576	1,669,947	1,826,523	883,616	Apr-91	Jan-91	7-27.5

	49,451,062	3,238,933	76,652,246	2,395,650		3,236,017	79,047,896	82,283,913	36,999,339

Since the Operating Partnerships maintain a calendar year end, the information reported on this schedule is as of December 31, 2004.

There we no carrying costs as of December 31, 2004. The Column has been omitted for presentation purposes.

Notes to Schedule III

Boston Capital Tax Credit Fund II Limited Partnership - Series 11

Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period - 4/1/92		$75,467,308
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	44,500
Improvements, etc	862,272
Other	0
		$906,772
Deductions during period:
Cost of real estate sold	$(1,343,477)
Other	(188,348)
		$(1,531,825)
Balance at close of period - 3/31/93		$74,842,255
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	5,762,741
Improvements, etc	1,962,905
Other	0
		$7,725,646
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/94		$82,567,901
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	1,297,882
Improvements, etc	0
Other	0
		$1,297,882
Deductions during period:
Cost of real estate sold	0
Other	0
		$0
Balance at close of period - 3/31/95		$83,865,783

Balance at close of period - 3/31/95		$83,865,783
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	81,256
Other	0
		$81,256
Deductions during period:
Cost of real estate sold	$0
Other	(1,209,041)
		(1,209,041)
Balance at close of period - 3/31/96		$82,737,998
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	125,078
Other	0
		$125,078
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/97		$82,863,076
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	121,624
Other	0
		$121,624
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/98		$82,984,700

Balance at close of period - 3/31/98		$82,984,700
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	178,906
Other	0
		$178,906
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/99		$83,163,606
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	451,423
Other	0
		$451,423
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/00		$83,615,029
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	86,609
Other	0
		$86,609
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/01		$83,701,638

Balance at close of period - 3/31/01		$83,701,638
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	229,554
Other	0
		$229,554
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/02		$83,931,192
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	193,734
Other	0
		$193,734
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/03		$84,124,926
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	675,426
Other	0
		$675,426
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/04		$84,800,352

Balance at close of period - 3/31/04		$84,800,352
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	(2,516,439)
Other	0
		$(2,516,439)
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/05		$82,283,913

Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period - 4/1/92		$2,602,158
Current year expense	$2,916,577
Balance at close of period - 3/31/93		$5,518,735
Current year expense	$2,946,686
Balance at close of period - 3/31/94		$8,465,421
Current year expense	$4,159,331
Balance at close of period - 3/31/95		$12,624,752
Current year expense	$1,693,850
Balance at close of period - 3/31/96		$14,318,602
Current year expense	$2,889,737
Balance at close of period - 3/31/97		$17,208,339
Current year expense	$2,903,701
Balance at close of period - 3/31/98		$20,112,040
Current year expense	$2,772,892
Balance at close of period - 3/31/99		$22,884,932
Current year expense	$2,681,634
Balance at close of period - 3/31/00		$25,566,566
Current year expense	$2,650,726
Balance at close of period - 3/31/01		$28,217,292
Current year expense	$2,575,061
Balance at close of period - 3/31/02		$30,792,353
Current year expense	$2,718,792
Balance at close of period - 3/31/03		$33,511,145
Current year expense	$2,300,969
Balance at close of period - 3/31/04		$35,812,114
Current year expense	$1,187,225
Balance at close of period - 3/31/05		$36,999,339

Boston Capital Tax Credit Fund II Limited Partnership - Series 12

Schedule III - Real Estate and Accumulated Depreciation

March 31, 2005

(UNAUDITED)

		Initial cost to company		Cost capitalized subsequent to acquisition		Gross amount at which carried at close of period						Life on which
Description	Encumbrances	Land	Buildings and improvements	Improvements		Land	Buildings and improvements	Total	Accumulated depreciation	Date of construction	Date acquired	depreciation is computed
AUTUMNWOOD VILLAGE	993,935	40,777	371,734	903,553		40,777	1,275,287	1,316,064	609,393	Apr-92	Oct-91	5-27.5
BB&L ENTERPRISES	511,590	24,000	648,985	9,970		24,000	658,955	682,955	257,897	Mar-91	May-91	5-40
BOWMAN VILLAGE	653,551	17,000	848,107	7,315		17,000	855,422	872,422	426,585	Oct-91	Jun-91	5-27.5
BRANDYWOOD	1,632,525	86,029	3,313,958	64,450	*	86,029	3,378,408	3,464,437	1,838,232	Sep-91	Dec-91	5-27.5
BRIARWICK	1,194,802	95,079	1,587,073	10,148		95,079	1,597,221	1,692,300	584,751	Apr-91	Apr-91	5-40
BUCKSPORT	1,346,352	71,500	1,683,768	128,371		71,500	1,812,139	1,883,639	736,956	Aug-91	Jun-91	7-27.5
BURKESVILLE	721,422	40,000	897,118	530		40,000	897,648	937,648	937,648	Sep-91	Jun-91	5-27.5
CANANCHE CREEK	1,212,743	66,200	1,515,813	61,505		66,200	1,577,318	1,643,518	478,519	Jun-91	May-91	5-27.5
CARSON VILLAGE	639,871	30,000	193,264	650,398		30,000	843,662	873,662	386,562	Jun-92	Oct-91	5-27.5
CLARKSON PROP	728,734	36,000	932,918	0		36,000	932,918	968,918	303,997	Jul-91	Jun-91	7-27.5
CLYMER HOUSE	1,095,892	20,000	1,387,091	132,456		20,000	1,519,547	1,539,547	628,660	Oct-91	Jun-91	5-27.5
CORCORAN INVESTMENT	1,600,037	75,000	1,976,455	0		75,000	1,976,455	2,051,455	603,033	Nov-90	Feb-91	5-50
CORNISH PARK	1,428,771	67,390	1,761,946	181,443		68,500	1,943,389	2,011,889	810,206	Jun-91	Jun-91	5-27.5
CRESCENT CITY	2,093,565	211,000	2,297,055	(14,590	)*	211,000	2,282,465	2,493,465	724,982	Mar-91	Mar-91	5-50
DALLAS II	1,444,661	230,059	3,194,199	62,047		230,059	3,256,246	3,486,306	1,760,511	Oct-90	Mar-91	7-27.5
EARLIMART	1,321,103	90,000	1,711,424	827		90,000	1,712,251	1,802,251	520,863	Jun-91	Jun-91	5-50
EVANWOOD	739,067	36,000	929,102	456		32,400	929,958	961,958	337,684	May-91	Jun-91	5-27.5
FORT SMITH	738,136	87,500	2,130,922	0		81,348	2,130,922	2,212,270	925,007	Aug-94	Sep-93	7-27.5
FRANKLIN II	1,458,070	50,000	1,864,100	46,916		50,000	1,911,016	1,961,016	1,005,917	Nov-90	Apr-91	7-27.5
HAMILTON VILLAGE	558,388	18,943	368,532	346,548		18,943	715,080	734,023	346,780	Mar-92	Oct-91	5-27.5
HUNTERS PARK	1,384,427	92,750	1,650,083	13,889		92,750	1,663,972	1,756,722	497,820	Apr-91	May-91	5-27.5

		Initial cost to company		Cost capitalized subsequent to acquisition		Gross amount at which carried at close of period						Life on which
Description	Encumbrances	Land	Buildings and improvements	Improvements		Land	Buildings and improvements	Total	Accumulated depreciation	Date of construction	Date acquired	depreciation is computed
IVAN WOODS	2,525,084	275,000	4,347,328	108,572		275,000	4,455,900	4,730,900	2,383,880	Apr-91	Feb-91	5-27.5
JESUP	570,521	19,375	427,265	385,909		10,560	813,174	823,734	394,833	Jul-92	Jan-91	5-27.5
LAKERIDGE	899,732	34,832	1,103,517	19,875		34,832	1,123,392	1,158,224	583,373	Apr-91	Mar-91	5-50
LAUREL VILLAGE	649,067	15,145	256,421	574,246		15,145	830,667	845,812	399,129	May-92	Oct-91	5-27.5
LOS CABALLOS	711,734	53,886	1,006,731	26,621		26,943	1,033,352	1,060,295	358,766	Aug-91	Jul-91	5-27.5
MARLBORO	820,314	26,176	1,032,404	34,664		26,176	1,067,068	1,093,244	566,479	Feb-91	Mar-91	5-27.5
MELVILLES	875,056	18,500	1,103,074	84,837		18,500	1,187,911	1,206,411	399,020	Oct-91	Jul-91	7-40
NANTY GLO	1,449,061	35,000	1,869,757	124,024		35,000	1,993,781	2,028,781	809,668	Jul-91	Jun-91	5-27.5
NEWNAN II	1,891,222	92,706	3,868,800	50,252		92,706	3,919,052	4,011,758	2,136,664	Oct-90	Mar-91	7-27.5
NYE COUNTY	1,338,843	60,000	1,694,731	6,221		60,000	1,700,952	1,760,952	901,221	Apr-91	May-91	5-27.5
OAKLEIGH	896,015	57,500	553,121	603,296		57,500	1,156,417	1,213,917	382,017	Mar-92	Aug-91	7-40
OAKWOOD	887,163	52,000	782,736	390,026		52,000	1,172,762	1,224,762	391,642	Jan-92	Aug-91	7-40
PARKWOOD	2,691,139	316,667	4,358,381	15,610		316,667	4,373,991	4,690,658	2,280,036	May-91	Mar-91	5-27.5
PORTALES ESTATES	1,413,530	66,500	1,777,470	66,515		66,500	1,843,985	1,910,485	963,456	Jul-91	Jul-91	5-27.5
PRAIRIE WEST	466,705	65,000	983,964	34,992		75,906	1,018,956	1,094,862	540,498	Sep-95	Mar-91	5-27.5
RIDGEWAY COURT	889,436	48,500	1,039,377	28,498		48,500	1,067,875	1,116,375	540,801	Jan-91	Apr-91	5-27.5
RIVER REACH	1,341,060	118,750	1,656,515	17,993		118,750	1,674,508	1,793,258	861,859	May-91	May-91	7-27.5
ROCKMOOR	554,910	30,000	521,541	153,533		30,000	675,074	705,074	218,545	Mar-91	May-91	5-27.5
RPI #22	529,548	0	1,177,719	30,883		0	1,208,602	1,208,602	602,653	Jul-91	Jun-91	7-27.5
SCOTT CITY	589,008	13,000	764,225	12,737	*	13,000	779,962	789,962	270,133	Nov-91	Jun-91	5-27.5
SHAWNEE RIDGE	654,982	53,650	801,129	21,058		53,650	822,187	875,837	250,310	May-91	May-91	5-27.5

		Initial cost to company		Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period						Life on which
Description	Encumbrances	Land	Buildings and improvements	Improvements	Land	Buildings and improvements	Total	Accumulated depreciation	Date of construction	Date acquired	depreciation is computed
SPRINGFIELD	4,024,874	775,955	9,620,653	(223,219)	775,955	9,397,434	10,173,389	4,546,450	Jun-91	Jul-91	5-27.5
STONEGATE MANOR	991,861	76,000	1,265,168	9,560	76,000	1,274,728	1,350,728	674,038	Dec-90	May-91	7-27.5
TURNER LANE	708,351	31,530	882,974	2,340	31,530	885,314	916,884	451,605	Jul-91	May-91	7-27.5
UNION BAPTIST	374,509	0	1,151,557	(401,966)	30,000	749,591	779,591	392,127	Apr-91	May-91	5-27.5
VILLAS LAKERIDGE	522,202	47,952	605,356	3,728	47,952	609,084	657,036	313,481	Mar-91	Mar-91	5-27.5
WAYNESBORO	1,346,767	50,000	1,455,507	102,940	50,000	1,558,447	1,608,447	776,544	Jan-91	Apr-91	5-27.5
WINDSOR II	727,161	51,178	887,455	13,323	51,178	900,778	951,956	488,113	Nov-90	Apr-91	7-27.5
WOODCREST	696,358	42,000	883,702	44,303	42,000	928,005	970,005	316,466	Nov-91	Jun-91	7-40
WOODSIDE	1,133,606	19,383	1,378,829	(48,837)	145,555	1,329,992	1,475,547	831,535	Mar-91	Apr-91	5/40

	56,667,461	4,031,412	80,521,054	4,898,766	4,154,090	85,419,820	89,573,910	39,102,496

Since the Operating Partnerships maintain a calendar year end, the information reported on this schedule is as of December 31, 2004.

There we no carrying costs as of December 31, 2004. The Column has been omitted for presentation purposes.

Notes to Schedule III

Boston Capital Tax Credit Fund II Limited Partnership - Series 12

Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period - 4/1/92		$79,690,665
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	9,428,122
Improvements, etc	7,164,766
Other	0
		$16,592,888
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/93		$96,283,553
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	901,206
Improvements, etc	16,586,367
Other	0
		$17,487,573
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/94		$113,771,126
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	2,226,528
Other	0
		$2,226,528
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/95		$115,997,654

Balance at close of period - 3/31/95		$115,997,654
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	231,724
Other	0
		$231,724
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/96		$116,229,378
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	67,052
Other	0
		$67,052
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/97		$116,296,430
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	141,479
Other	0
		$141,479
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/98		$116,437,909

Balance at close of period - 3/31/98		$116,437,909
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	144,694
Other	0
		$144,694
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/99		$116,582,603
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	(292,387)
Other	0
		$(292,387)
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/00		$116,290,215
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	(743,691)
Other	0
		$(743,691)
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/01		$115,546,524

Balance at close of period - 3/31/01		$115,546,524
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	538,950
Other	0
		$538,950
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/02		$116,085,474
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	358,807
Other	0
		$358,807
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/03		$116,444,281
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	307,719
Other	0
		$307,719
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/04		$116,752,000

Balance at close of period - 3/31/04		$116,752,000
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	353,955
Other	0
		$353,955
Deductions during period:
Cost of real estate sold	$(27,532,045)
Other	0
		(27,532,045)
Balance at close of period - 3/31/05		$89,573,910

Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period - 4/1/92		$2,036,741
Current year expense	$3,141,623
Balance at close of period - 3/31/93		$5,178,364
Current year expense	$3,409,630
Balance at close of period - 3/31/94		$8,587,994
Current year expense	$4,171,394
Balance at close of period - 3/31/95		$12,759,388
Current year expense	$4,116,629
Balance at close of period - 3/31/96		$16,876,017
Current year expense	$3,687,191
Balance at close of period - 3/31/97		$20,563,208
Current year expense	$3,611,359
Balance at close of period - 3/31/98		$24,174,567
Current year expense	$3,513,077
Balance at close of period - 3/31/99		$27,687,644
Current year expense	$3,220,274
Balance at close of period - 3/31/00		$30,907,918
Current year expense	$2,820,392
Balance at close of period - 3/31/01		$33,728,310
Current year expense	$3,371,448
Balance at close of period - 3/31/02		$37,099,758
Current year expense	$3,327,140
Balance at close of period - 3/31/03		$40,426,898
Current year expense	$3,392,354
Balance at close of period - 3/31/04		$43,819,252
Current year expense	$2,700,902
Reduction of Real Estate sold	$(7,417,658)
Balance at close of period - 3/31/05		$39,102,496

Boston Capital Tax Credit Fund II Limited Partnership - Series 14
Schedule III - Real Estate and Accumulated Depreciation
March 31, 2005

(UNAUDITED)

		Initial cost to company		Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period						Life on which
Description	Encumbrances	Land	Buildings and improvements	Improvements	Land	Buildings and improvements	Total	Accumulated depreciation	Date of construction	Date acquired	depreciation is computed
ADA VILLAGE	998,741	125,997	1,201,080	8,041	125,997	1,209,121	1,335,118	477,749	Nov-93	Jan-93	5-30
AMHERST	1,559,626	60,000	1,920,734	22,818	60,000	1,943,552	2,003,552	940,843	Jan-92	Jan-92	7-27.5
BECKWOOD MANOR	1,241,700	35,000	1,569,743	49,758	35,000	1,619,501	1,654,501	780,813	Oct-92	May-92	5-27.5
BELMONT VILLAGE	906,699	64,312	1,073,695	57,773	64,312	1,131,468	1,195,780	410,953	Dec-91	Jan-92	7-27.5
BETHEL PARK	1,460,513	265,800	1,310,374	525,406	117,500	1,835,780	1,953,280	689,705	Mar-92	Dec-91	5-40
BLANCHARD VILLAGE	210,491	42,000	727,225	(466,984)	23,726	260,241	283,967	111,733	Sep-91	Oct-91	7-40
BLANCHARD SENIOR	585,771	42,000	730,704	33,871	42,000	764,575	806,575	248,501	Jul-93	Jan-93	5-30
BRANTWOOD	1,122,593	55,500	1,382,381	17,715	55,500	1,400,096	1,455,596	709,284	Sep-91	Jul-91	7-27.5
BRECKENRIDGE	851,158	21,500	1,181,178	(250)	21,500	1,180,928	1,202,428	441,865	Mar-92	Jan-92	7-27.5
BRIARWOOD II	1,462,518	90,000	1,785,580	(192,233)	90,000	1,593,347	1,683,347	741,534	Apr-92	Feb-92	7-27.5
BRIDGE COALITION	0	0	695,990	182,124	0	878,114	878,114	375,035	Dec-91	Jan-92	27.5
BUCHANAN	711,734	63,275	833,561	35,252	63,275	868,813	932,088	473,631	Oct-90	Jul-91	7-27.5
CAPITAL HOUSING	1,321,193	178,000	3,131,389	82,880	178,000	3,214,269	3,392,269	1,613,556	Jan-91	Aug-91	7-27.5
CAPITOL ONE	681,225	35,000	883,508	470	35,000	883,978	918,978	352,767	Aug-95	Mar-95	5-27.5
CARLETON COURT	2,928,599	94,360	3,954,231	185,553	94,360	4,139,784	4,234,144	1,466,503	Dec-91	Dec-91	7-34
CARRIAGE RUN	1,279,990	83,980	1,046,960	562,338	83,980	1,609,298	1,693,278	783,495	Apr-92	Oct-91	7-27.5
CEDARWOOD	1,388,132	61,698	1,477,659	234,950	61,698	1,712,609	1,774,307	516,558	Jan-92	Oct-91	7-27.5
CENTRAL VALLEY	1,788,358	141,353	2,170,282	0	141,353	2,170,282	2,311,635	619,645	Dec-91	Jan-92	5-50
CHAPARRAL	683,014	38,972	863,939	3,510	38,972	867,449	906,421	253,221	Jul-91	Aug-91	7-50
COLLEGE GREEN	3,926,802	225,000	6,774,847	110,186	225,000	6,885,033	7,110,033	2,581,739	Aug-95	Mar-95	5-27.5
COLORADO CITY	532,663	30,000	608,138	49,956	30,000	658,094	688,094	220,609	Oct-91	Oct-91	7-40

		Initial cost to company		Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period						Life on which
Description	Encumbrances	Land	Buildings and improvements	Improvements	Land	Buildings and improvements	Total	Accumulated depreciation	Date of construction	Date acquired	depreciation is computed
COTTONWOOD	642,873	40,000	775,242	133,957	40,000	909,199	949,199	278,252	Jul-91	Oct-91	7-40
CRYSTAL SPRINGS	1,276,719	60,000	1,574,032	64,428	60,000	1,638,460	1,698,460	600,102	Jan-92	Jan-92	7-27.5
DAVIS VILLAGE	1,127,124	55,000	1,456,778	29,229	55,000	1,486,007	1,541,007	584,306	Sep-93	Jan-93	5-30
DERBY HOUSING	1,473,404	165,000	3,451,914	59,393	165,000	3,511,307	3,676,307	1,769,915	Sep-91	Jun-91	7-27.5
DEVENWOOD	854,262	76,000	1,215,772	4,653	76,000	1,220,425	1,296,425	585,617	Jan-93	Jul-92	N/A
DUNCAN VILLAGE	1,082,962	83,875	1,391,226	59,893	83,875	1,451,119	1,534,994	550,876	Nov-93	Jan-93	5-30
EDISON VILLAGE	1,170,907	46,536	1,425,180	50,223	46,536	1,475,403	1,521,939	720,393	Feb-92	Jul-91	7-27.5
EXCELSIOR	611,700	70,000	704,252	95,761	70,000	800,013	870,013	427,963	Apr-91	Feb-92	7-27.5
FOUR OAKS HOUSING	875,862	48,000	1,063,004	21,940	73,083	1,084,944	1,158,027	503,956	Jun-92	Mar-92	7-27.5
FRANKLIN VISTA	910,528	49,520	1,130,261	(472,840)	49,520	657,421	706,941	202,993	Apr-92	Jan-92	7-27.5
FRIENDSHIP	1,413,875	195,314	1,639,123	191,501	213,230	1,830,624	2,043,854	1,096,809	Jun-91	Jan-92	7-27.5
HARRISON CITY	1,452,063	35,521	1,792,881	113,129	35,521	1,906,010	1,941,531	916,127	Sep-92	Jul-92	7-27.5
HAVEN PARK PRTS III	461,065	225,000	1,177,089	742	225,000	1,177,831	1,402,831	434,791	Dec-89	Jan-94	5-27.5
HESSMER	891,459	35,000	380,289	824,076	35,000	1,204,365	1,239,365	393,409	Apr-92	Dec-91	7-40
HILLMONT VILLAGE	866,835	38,000	911,697	188,457	38,000	1,100,154	1,138,154	526,213	Jan-92	Sep-91	7-27.5
HUGHES SPRINGS	773,628	35,000	947,230	46,438	35,000	993,668	1,028,668	318,329	Aug-91	Oct-91	7-40
HUNTERS RUN	1,417,565	120,000	1,169,479	568,086	120,000	1,737,565	1,857,565	852,412	Feb-92	Dec-91	7-27.5
IDEPENDENCE	1,060,490	103,901	1,237,331	74,591	103,901	1,311,922	1,415,823	672,885	Jun-91	Aug-91	7-27.5
JARRATT	815,703	55,926	1,028,925	(47,947)	56,534	980,978	1,037,512	480,968	Dec-91	Oct-91	7-27.5

		Initial cost to company		Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period						Life on which
Description	Encumbrances	Land	Buildings and improvements	Improvements	Land	Buildings and improvements	Total	Accumulated depreciation	Date of construction	Date acquired	depreciation is computed
KILMARNOCK	803,145	44,000	969,309	1,300	44,000	970,609	1,014,609	498,734	Apr-91	Jul-91	7-27.5
KING FISHER	155,530	21,000	198,768	0	21,000	198,768	219,768	84,740	Dec-93	Jan-93	5-30
LA GAMA DEL BARIO	655,117	110,000	1,020,084	46,465	110,000	1,066,549	1,176,549	476,022	Aug-92	Jun-92	7-27.5
LAKE ISABELLA	1,958,968	360,000	2,036,815	229,471	360,000	2,266,286	2,626,286	656,012	Jan-92	Sep-91	5-50
LAKEVIEW MEADOWS	1,487,439	99,580	2,665,491	58,263	99,580	2,723,754	2,823,334	1,399,291	Jun-92	Jan-92	12-40
LAKEWOOD TERRACE	3,307,904	124,707	2,257,609	4,634,302	124,707	6,891,911	7,016,618	3,142,637	Aug-89	Nov-93	5-27.5
LEXINGTON PARK	5,277,424	500,000	7,754,757	247,154	500,000	8,001,911	8,501,911	2,631,654	Dec-93	Nov-91	7-27.5
LEXINGTON VILLAGE	201,923	23,814	246,703	0	23,814	246,703	270,517	107,290	Nov-93	Jan-93	5-30
LONACONING	1,456,723	113,305	181,203	1,558,889	113,305	1,740,092	1,853,397	566,100	Sep-92	Dec-91	5-27.5
LOUIS ASSOCIATES	761,811	13,720	1,038,651	57,452	13,720	1,096,103	1,109,823	435,091	Jan-92	Mar-92	7-27.5
MAIDU	1,749,640	56,500	5,108,838	92,353	56,500	5,201,191	5,257,691	2,618,208	Dec-91	Jan-92	7-27.5
MARION MANOR	982,893	50,000	1,237,671	63,964	50,000	1,301,635	1,351,635	409,790	Jun-92	Feb-92	7-27.5
MAYSVILLE VILLAGE	209,714	25,920	255,681	0	25,920	255,681	281,601	111,354	Oct-93	Jan-93	5-30
MCCOMB FAMILY	988,283	30,000	1,226,748	49,069	30,000	1,275,817	1,305,817	518,414	Oct-91	Oct-91	7-27.5
MONTAGUE	1,118,143	0	1,493,360	118,946	22,223	1,612,306	1,634,529	724,270	Dec-91	Dec-91	5-30
NAVAPAI	866,449	53,480	1,073,287	25,572	53,480	1,098,859	1,152,339	349,843	Apr-91	Jun-91	7-50
NEVADA CITY	3,483,505	492,000	3,954,179	135,550	492,000	4,089,729	4,581,729	1,144,412	Oct-91	Jan-92	5-27.5
NEW RIVER	1,456,015	46,400	1,279,522	544,807	46,400	1,824,329	1,870,729	639,492	Feb-92	Aug-91	7-27.5
NEWELLTON	913,581	57,600	1,161,263	54,145	57,600	1,215,408	1,273,008	399,923	Apr-92	Feb-92	7-40
OAKLAND VILLAGE	835,896	38,400	1,021,589	2,351	58,014	1,023,940	1,081,954	472,359	Aug-92	May-92	7-27.5
OKEMAH VILLAGE	666,221	27,752	872,256	25,642	27,752	897,898	925,650	352,984	May-93	Jan-93	7-27.5

		Initial cost to company		Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period						Life on which
Description	Encumbrances	Land	Buildings and improvements	Improvements	Land	Buildings and improvements	Total	Accumulated depreciation	Date of construction	Date acquired	depreciation is computed
PARKWOOD	2,691,139	316,667	4,358,381	15,610	316,667	4,373,991	4,690,658	2,280,036	May-91	Oct-91	7-27.5
PINERIDGE	955,994	31,500	494,515	779,903	31,500	1,274,418	1,305,918	369,263	Mar-92	Oct-91	7-27.5
PITTSFIELD PARK	1,026,539	204,900	781,557	662,212	58,000	1,443,769	1,501,769	572,740	Jun-92	Dec-91	5-30
PLANTATION IV	1,391,666	77,000	1,697,631	25,454	77,000	1,723,085	1,800,085	851,884	Nov-91	Dec-91	7-27.5
PORTVILLE SQUARE	879,733	66,206	1,068,007	69,831	66,206	1,137,838	1,204,044	402,660	Mar-92	Mar-92	7-27.5
PRAGUE VILLAGE	99,571	10,500	157,060	0	10,500	157,060	167,560	70,367	Mar-93	Jan-93	7-27.5
RAINIER MANOR	3,592,148	521,000	5,852,852	122,482	521,000	5,975,334	6,496,334	2,051,230	Jan-93	Mar-92	7-27.5
ROSEWOOD MANOR	1,413,557	175,000	1,605,480	15,094	175,000	1,620,574	1,795,574	803,580	Nov-91	Dec-91	7-27.5
SAN JACINTO	2,329,755	288,000	2,694,130	105,463	288,000	2,799,593	3,087,593	833,903	Oct-91	Jan-92	5-50
SCHROON LAKE	1,019,571	78,000	1,318,831	66,450	78,000	1,385,281	1,463,281	626,854	Jan-92	Nov-91	5-50
SCOTT PARTNERS	1,028,130	60,000	1,171,445	766,749	60,000	1,938,194	1,998,194	791,132	Nov-91	Oct-91	7-27.5
SIOUX FALLS	892,633	82,406	2,233,596	45,159	82,406	2,278,755	2,361,161	1,156,456	Oct-91	Nov-91	7-27.5
SMITHVILLE	1,221,993	79,790	1,465,210	112,105	79,790	1,577,315	1,657,105	852,740	May-91	Feb-92	7-27.5
SOUTH FULTON	654,232	34,000	794,896	21,948	34,000	816,844	850,844	320,654	Aug-91	Oct-91	7-27.5
STANDARDVILLE	574,383	29,500	691,006	0	29,500	691,006	720,506	249,191	Nov-91	Apr-92	5-40
ST BARNABAS	1,154,975	43,335	1,520,445	50,056	43,335	1,570,501	1,613,836	440,755	Dec-91	Oct-91	7-27.5
SUMMERLANE	862,226	48,700	1,010,651	(1)	48,700	1,010,650	1,059,350	501,595	Nov-91	Jul-91	7-27.5
TIONESTA MANOR	1,401,142	229,850	1,666,675	130,623	229,850	1,797,298	2,027,148	912,391	Jan-92	Feb-92	7-27.5

		Initial cost to company		Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period						Life on which
Description	Encumbrances	Land	Buildings and improvements	Improvements	Land	Buildings and improvements	Total	Accumulated depreciation	Date of construction	Date acquired	depreciation is computed
TITUSVILLE	1,215,842	85,280	1,235,975	254,538	85,280	1,490,513	1,575,793	730,716	Jan-92	Dec-91	7-27.5
TOANO III	696,147	56,266	874,381	5,760	56,266	880,141	936,407	456,771	Jul-91	Jul-91	7-27.5
TOPSHAM	1,106,983	135,552	1,458,644	13,619	135,552	1,472,263	1,607,815	500,104	Aug-92	Nov-91	10-40
TOWNVIEW	1,355,517	87,238	1,713,135	144,892	87,238	1,858,027	1,945,265	678,871	Oct-91	Sep-91	5-27.5
TYRONE HOUSING	1,454,863	138,700	1,850,252	181,916	49,050	2,032,168	2,081,218	739,688	Jan-92	Dec-91	5-40
VICTORIA	1,336,685	12,500	1,733,581	21,308	12,500	1,754,889	1,767,389	839,038	Jun-92	Jan-92	5-27.5
VILLAGE TERRACE	651,781	63,000	1,529,691	800	63,000	1,530,491	1,593,491	761,170	Sep-91	May-92	5-40
WASHINGTON	1,130,588	72,396	1,494,696	59,210	72,396	1,553,906	1,626,302	762,864	Aug-91	Jul-91	7-27
WESLEY VILLAGE	1,286,148	44,750	347,831	1,266,596	44,750	1,614,427	1,659,177	541,864	Jun-92	Oct-91	5-27.5
WILDWOOD	1,241,791	94,949	1,498,290	30,956	94,949	1,529,246	1,624,195	543,636	Oct-91	Oct-91	5-40
WOODFIELD COMMONS	654,691	66,533	2,478,583	147,139	83,066	2,625,722	2,708,788	943,580	Jun-91	Sep-91	12-40
WOODSIDE	1,191,646	44,000	1,472,335	23,638	44,000	1,495,973	1,539,973	731,966	Oct-91	Nov-91	7-27.5
WYNNEWOOD VILLAGE	381,385	41,987	521,591	11,679	41,987	533,270	575,257	225,561	Nov-93	Jan-93	5-27.5
YORKSHIRE	903,928	29,265	1,079,451	81,270	29,265	1,160,721	1,189,986	588,211	Sep-91	Aug-91	5-27.5

	111,954,250	8,928,288	146,719,491	16,686,998	8,627,141	163,406,489	172,033,630	67,596,146

Since the Operating Partnerships maintain a calendar year end, the information reported on this schedule is as of December 31, 2004

There we no carrying costs as of December 31, 2004.  The Column has been omitted for presentation purposes.

Notes to Schedule III

Boston Capital Tax Credit Fund II Limited Partnership - Series 14

Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period - 4/1/92		$81,648,074
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	80,920,213
Improvements, etc	5,161,569
Other	0
		$86,081,782
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/93		$167,729,856
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	2,382,316
Improvements, etc	38,261,558
Other	0
		$40,643,874
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/94		$208,373,730
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	4,756,033
Improvements, etc	4,399,236
Other	0
		$9,155,269
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/95		$217,528,999

Balance at close of period - 3/31/95		$217,528,999
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	11,627,996
Other	0
		$11,627,996
Deductions during period:
Cost of real estate sold	$0
Other	(299,900)
		(299,900)
Balance at close of period - 3/31/96		$228,857,095
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	(9,932,304)
Other	0
		$(9,932,304)
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/97		$218,924,791
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	369,722
Other	0
		$369,722
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/98		$219,294,513

Balance at close of period - 3/31/98		$219,294,513
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	768,624
Other	0
		$768,624
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/99		$220,063,137
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	895,813
Other	0
		$895,813
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/00		$220,958,950
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	500,163
Other	0
		$500,163
Deductions during period:
Cost of real estate sold	$0
Other	(500,959)
		(500,959)
Balance at close of period - 3/31/01		$220,958,184

Balance at close of period - 3/31/01		$220,958,184
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	657,888
Other	0
		$657,888
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/02		$221,616,072
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	443,056
Other	0
		$443,056
Deductions during period:
Cost of real estate sold	$(11,260,226)
Other	0
		(11,260,226)
Balance at close of period - 3/31/03		$210,798,902
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	564,329
Other	0
		$564,329
Deductions during period:
Cost of real estate sold	$(5,210,830)
Other	0
		(5,210,830)
Balance at close of period - 3/31/04		$206,152,401

Balance at close of period - 3/31/04		$206,152,401
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	(194,104)
Other	0
		$(194,104)
Deductions during period:
Cost of real estate sold	$(33,924,667)
Other	0
		(33,924,667)
Balance at close of period - 3/31/05		$172,033,630

Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period - 4/1/92		$659,075
Current year expense	$5,383,385
Balance at close of period - 3/31/93		$6,042,460
Current year expense	$6,562,213
Balance at close of period - 3/31/94		$12,604,673
Current year expense	$7,623,477
Balance at close of period - 3/31/95		$20,228,150
Current year expense	$8,161,751
Balance at close of period - 3/31/96		$28,389,901
Current year expense	$5,335,897
Balance at close of period - 3/31/97		$33,725,798
Current year expense	$6,688,907
Balance at close of period - 3/31/98		$40,414,705
Current year expense	$6,624,768
Balance at close of period - 3/31/99		$47,039,473
Current year expense	$6,550,775
Balance at close of period - 3/31/00		$53,590,248
Current year expense	$5,968,135
Balance at close of period - 3/31/01		$59,558,383
Current year expense	$6,445,983
Balance at close of period - 3/31/02		$66,004,366
Current year expense	$2,425,911
Balance at close of period - 3/31/03		$68,430,277
Current year expense	$6,001,797
Reduction for Real Estate Sold	(2,495,965)
Balance at close of period - 3/31/04		$71,936,109
Current year expense	$4,795,316
Reduction for Real Estate Sold	(9,135,279)
Balance at close of period - 3/31/05		$67,596,146