Form 10-K, Exhibit 13
period 2006-03-31
BOSTON CAPITAL TAX CREDIT FUND II LTD PARTNERSHIP
filed 2006-12-21
CIK 853566

FINANCIAL STATEMENTS AND
INDEPENDENT AUDITORS’ REPORT
BOSTON CAPITAL TAX CREDIT FUND II
LIMITED PARTNERSHIP -
SERIES 7, 9 THROUGH 12, AND 14
MARCH 31, 2006 AND 2005

Schedules not listed are omitted because of the absence of the conditions under which they are required or because the information is included in the financial statements or the notes thereto.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Partners
Boston Capital Tax Credit Fund II
  Limited Partnership
     We have audited the accompanying balance sheets of Boston Capital Tax Credit Fund II Limited Partnership, including Boston Capital Tax Credit Fund II Limited Partnership — Series 7, Series 9 through 12, and Series 14, in total and for each series, as of March 31, 2006 and 2005, and the related statements of operations, changes in partners’ capital (deficit) and cash flows for the total partnership and for each of the series for each of the three years in the period ended March 31, 2006. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We did not audit the financial statements of certain operating limited partnerships which investments represent $435,482 and $972,907 of the total partnership assets as of March 31, 2006 and 2005, respectively, and $(259,929), $(461,681) and $(1,890,532), of the total partnership income (loss) for the years ended March 31, 2006, 2005 and 2004, respectively; of the assets for Series 7 as of March 31, 2006 and 2005, $0 and $0, respectively, and of the income (loss) for Series 7 for the years ended March 31, 2006, 2005 and 2004, $0, $0 and $1,519, respectively; of the assets for Series 9 as of March 31, 2006 and 2005, $0 and $0, respectively, and of the income (loss) for Series 9 for the years ended March 31, 2006, 2005 and 2004, $0, $0 and $(362,232), respectively; of the assets for Series 10 as of March 31, 2006 and 2005, $0 and $199,353, respectively, and of the income (loss) for Series 10 for the years ended March 31, 2006, 2005 and 2004, $(65,652), $(235,072) and $(54,452), respectively; of the assets for Series 11 as of March 31, 2006 and 2005, $0 and $0, respectively, and of the income (loss) for Series 11 for the years ended March 31, 2006, 2005 and 2004, $0, $0 and $(329,446), respectively; of the assets for Series 12 as of March 31, 2006 and 2005, $0 and $0, respectively, and of the income (loss) for Series 12 for the years ended March 31, 2006, 2005 and 2004, $0, $0 and $(478,247), respectively; and of the assets for Series 14 as of March 31, 2006 and 2005, $435,482 and $773,554, respectively, and of the income (loss) for Series 14 for the years ended March 31, 2006, 2005 and 2004, $(194,277), $(226,609) and $(667,674), respectively. Those statements were audited by other auditors, whose reports have been furnished to us, and our opinion, insofar as it relates to those operating limited partnerships, is based solely on the reports of the other auditors.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The partnership has determined that it is not required to have, nor were we engaged to perform, an audit of its internal controls over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits and the reports of the other auditors provide a reasonable basis for our opinion.
     In our opinion, based on our audits and the reports of the other auditors, the financial statements referred to above present fairly, in all material respects, the financial position of Boston Capital Tax Credit Fund II L.P. — Series 7, Series 9 through 12, and Series 14, in total and for each series, as of March 31, 2006 and 2005, and the results of its operations and its cash flows for the total partnership and for each of the series for each of the three years in the period ended March 31, 2006, in conformity with accounting principles generally accepted in the United States of America.
     Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The schedules listed under Item 15 (a) in the index are presented for the purpose of complying with the Securities and Exchange Commission’s rules and are not part of the basic financial statements. These schedules have been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, based on our audit and the reports of other auditors, fairly state in all material respects the financial data required to be set forth therein in relation to the basic financial statements taken as a whole.
/s/ Reznick Group, P.C.
REZNICK GROUP, P.C.
Bethesda, Maryland
November 30, 2006

BS-Total F-5
Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14
BALANCE SHEETS
March 31, 2006 and 2005

	Total
	2006	2005
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$3,696,857	$6,966,573

OTHER ASSETS
Cash and cash equivalents	3,500,741	4,885,997
Notes receivable	—	180,000
Deferred acquisition costs, net of accumulated amortization	574,055	648,487
Other	825,410	429,068

	$8,597,063	$13,110,125

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable — trade	$68,618	$25,657
Accounts payable — affiliates	29,245,962	30,016,228
Capital contributions payable	236,345	236,345

	29,550,925	30,278,230

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 20,000,000 authorized beneficial assignee certificates (BAC), $10 stated value, 18,679,738 issued and outstanding to the assignees at March 31, 2005 and 2004	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 18,679,738 issued and outstanding at March 31, 2005 and 2004	(19,175,853)	(15,412,153)
General partner	(1,778,009)	(1,755,952)

	(20,953,862)	(17,168,105)

	$8,597,063	$13,110,125

(continued)

BS-Series 7 F-6
Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14
BALANCE SHEETS — CONTINUED
March 31, 2006 and 2005

	Series 7
	2006	2005
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$—	$30,271

OTHER ASSETS
Cash and cash equivalents	362,316	237,457
Notes receivable	—	—
Deferred acquisition costs, net of accumulated amortization	—	—
Other	808,572	5,500

	$1,170,888	$273,228

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable — trade	$9,000	$—
Accounts payable — affiliates	1,553,165	1,685,882
Capital contributions payable	—	—

	1,562,165	1,685,882

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 20,000,000 authorized beneficial assignee certificates (BAC), $10 stated value, 1,036,100 issued and outstanding to the assignees at March 31, 2005 and 2004	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 1,036,100 issued and outstanding at March 31, 2005 and 2004	(297,437)	(1,308,600)
General partner	(93,840)	(104,054)

	(391,277)	(1,412,654)

	$1,170,888	$273,228

(continued)

BS-Series 9 F-7
Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14
BALANCE SHEETS — CONTINUED
March 31, 2006 and 2005

	Series 9
	2006	2005
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$—	$—

OTHER ASSETS
Cash and cash equivalents	206,104	1,056,510
Notes receivable	—	—
Deferred acquisition costs, net of accumulated amortization	6,378	8,007
Other	14,138	346,108

	$226,620	$1,410,625

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable — trade	$2,000	$16,750
Accounts payable — affiliates	5,838,728	6,120,002
Capital contributions payable	—	—

	5,840,728	6,136,752

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 20,000,000 authorized beneficial assignee certificates (BAC), $10 stated value, 4,178,029 issued and outstanding to the assignees at March 31, 2005 and 2004	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 4,178,029 issued and outstanding at March 31, 2005 and 2004	(5,223,129)	(4,338,047)
General partner	(390,979)	(388,080)

	(5,614,108)	(4,726,127)

	$226,620	$1,410,625

(continued)

BS-Series 10 F-8
Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14
BALANCE SHEETS — CONTINUED
March 31, 2006 and 2005

	Series 10
	2006	2005
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$369,953	$1,385,537

OTHER ASSETS
Cash and cash equivalents	351,299	382,010
Notes receivable	—	—
Deferred acquisition costs, net of accumulated amortization	33,993	54,158
Other	—	2,151

	$755,245	$1,823,856

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable — trade	$12,000	$—
Accounts payable — affiliates	3,816,026	4,618,195
Capital contributions payable	—	—

	3,828,026	4,618,195

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 20,000,000 authorized beneficial assignee certificates (BAC), $10 stated value, 2,428,925 issued and outstanding to the assignees at March 31, 2005 and 2004	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,428,925 issued and outstanding at March 31, 2005 and 2004	(2,847,140)	(2,563,277)
General partner	(225,641)	(231,062)

	(3,072,781)	(2,794,339)

	$755,245	$1,823,856

(continued)

BS-Series 11 F-9
Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14
BALANCE SHEETS — CONTINUED
March 31, 2006 and 2005

	Series 11
	2006	2005
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$2,056,230	$2,754,397

OTHER ASSETS
Cash and cash equivalents	260,979	285,164
Notes receivable	—	—
Deferred acquisition costs, net of accumulated amortization	24,994	27,513
Other	—	15,736

	$2,342,203	$3,082,810

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable — trade	$14,710	$—
Accounts payable — affiliates	4,232,300	3,946,662
Capital contributions payable	22,528	22,528

	4,269,538	3,969,190

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 20,000,000 authorized beneficial assignee certificates (BAC), $10 stated value, 2,489,599 issued and outstanding to the assignees at March 31, 2005 and 2004	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,489,599 issued and outstanding at March 31, 2005 and 2004	(1,693,376)	(662,831)
General partner	(233,959)	(223,549)

	(1,927,335)	(886,380)

	$2,342,203	$3,082,810

(continued)

BS-Series 12 F-10
Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14
BALANCE SHEETS — CONTINUED
March 31, 2006 and 2005

	Series 12
	2006	2005
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$138,176	$784,775

OTHER ASSETS
Cash and cash equivalents	996,805	945,602
Notes receivable	—	—
Deferred acquisition costs, net of accumulated amortization	153,841	170,737
Other	2,700	11,387

	$1,291,522	$1,912,501

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable — trade	$23,528	$—
Accounts payable — affiliates	5,231,113	4,855,164
Capital contributions payable	11,405	11,405

	5,266,046	4,866,569

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 20,000,000 authorized beneficial assignee certificates (BAC), $10 stated value, 2,972,795 issued and outstanding to the assignees at March 31, 2005 and 2004	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,972,795 issued and outstanding at March 31, 2005 and 2004	(3,677,520)	(2,667,269)
General partner	(297,004)	(286,799)

	(3,974,524)	(2,954,068)

	$1,291,522	$1,912,501

(continued)

BS-Series 14 F-11
Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14
BALANCE SHEETS — CONTINUED
March 31, 2006 and 2005

	Series 14
	2006	2005
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$1,132,498	$2,011,593

OTHER ASSETS
Cash and cash equivalents	1,323,238	1,979,254
Notes receivable	—	180,000
Deferred acquisition costs, net of accumulated amortization	354,849	388,072
Other	—	48,186

	$2,810,585	$4,607,105

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable — trade	$7,380	$8,907
Accounts payable — affiliates	8,574,630	8,790,323
Capital contributions payable	202,412	202,412

	8,784,422	9,001,642

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 20,000,000 authorized beneficial assignee certificates (BAC), $10 stated value, 5,574,290 issued and outstanding to the assignees at March 31, 2005 and 2004	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 5,574,290 issued and outstanding at March 31, 2005 and 2004	(5,437,251)	(3,872,129)
General partner	(536,586)	(522,408)

	(5,973,837)	(4,394,537)

	$2,810,585	$4,607,105

See notes to financial statements

Operations - Total F-12
Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14
STATEMENTS OF OPERATIONS
Years ended March 31, 2006, 2005 and 2004

	Total
	2006	2005	2004
Income
Interest income	$17,511	$22,479	$12,799
Miscellaneous income	30,552	47,883	52,910

	48,063	70,362	65,709

Share of income (loss) from operating limited partnerships	2,457,601	(3,230,139)	(4,482,965)

Expenses
Professional fees	286,465	271,835	233,958
Partnership management fee	1,752,063	1,719,408	2,115,746
Amortization	74,433	249,906	48,561
Impairment loss	2,462,981	3,069,541	2,170,579
General and administrative expenses	135,280	114,818	216,307

	4,711,222	5,425,508	4,785,151

NET LOSS	$(2,205,558)	$(8,585,285)	$(9,202,407)

Net loss allocated to general partner	$(22,057)	$(85,853)	$(92,024)

Net loss allocated to assignees	$(2,183,501)	$(8,499,432)	$(9,110,383)

Net loss per BAC	$(0.12)	$(0.46)	$(0.49)

(continued)

Operations - Series 7 F-13
Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14
STATEMENTS OF OPERATIONS — CONTINUED
Years ended March 31, 2006, 2005 and 2004

	Series 7
	2006	2005	2004
Income
Interest income	$1,417	$118	$56
Miscellaneous income	—	2,100	3,450

Total income	1,417	2,218	3,506

Share of income (loss) from operating limited partnerships	1,072,780	325,021	(202,186)

Expenses
Professional fees	18,467	14,381	13,486
Partnership management fee	22,118	29,644	98,620
Amortization	—	—	—
Impairment loss	—	—	—
General and administrative expenses	12,235	12,910	10,687

	52,820	56,935	122,793

NET INCOME (LOSS)	$1,021,377	$270,304	$(321,473)

Net income (loss) allocated to general partner	$10,214	$2,703	$(3,215)

Net income (loss) allocated to assignees	$1,011,163	$267,601	$(318,258)

Net income (loss) per BAC	$0.94	$0.25	$(0.30)

(continued)

Operations - Series 9 F-14
Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14
STATEMENTS OF OPERATIONS — CONTINUED
Years ended March 31, 2006, 2005 and 2004

	Series 9
	2006	2005	2004
Income
Interest income	$2,547	$1,803	$5,970
Miscellaneous income	10,223	8,403	9,808

Total income	12,770	10,206	15,778

Share of income (loss) from operating limited partnerships	161,690	1,286,062	(413,847)

Expenses
Professional fees	45,979	37,246	44,204
Partnership management fee	392,223	372,688	472,382
Amortization	1,631	8,085	870
Impairment loss	—	—	706,730
General and administrative expenses	24,482	19,557	41,446

	464,315	437,576	1,265,632

NET INCOME (LOSS)	$(289,855)	$858,692	$(1,663,701)

Net income (loss) allocated to general partner	$(2,899)	$8,587	$(16,637)

Net income (loss) allocated to assignees	$(286,956)	$850,105	$(1,647,064)

Net income (loss) per BAC	$(0.07)	$0.20	$(0.39)

(continued)

Operations - Series 10 F-15
Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14
STATEMENTS OF OPERATIONS — CONTINUED
Years ended March 31, 2006, 2005 and 2004

	Series 10
	2006	2005	2004
Income
Interest income	$2,170	$14,010	$724
Miscellaneous income	2,639	30,058	12,760

Total income	4,809	44,068	13,484

Share of income (loss) from operating limited partnerships	963,618	(485,369)	(541,238)

Expenses
Professional fees	39,900	30,250	31,185
Partnership management fee	187,544	259,281	265,720
Amortization	20,165	9,509	3,441
Impairment loss	160,877	280,766	246,427
General and administrative expenses	17,793	16,204	27,220

	426,279	596,010	573,993

NET LOSS	$542,148	$(1,037,311)	$(1,101,747)

Net loss allocated to general partner	$5,421	$(10,373)	$(11,017)

Net loss allocated to assignees	$536,727	$(1,026,938)	$(1,090,730)

Net loss per BAC	$0.22	$(0.42)	$(0.45)

(continued)

Operations - Series 11 F-16
Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14
STATEMENTS OF OPERATIONS — CONTINUED
Years ended March 31, 2006, 2005 and 2004

	Series 11
	2006	2005	2004
Income
Interest income	$1,041	$1,195	$1,516
Miscellaneous income	2,069	3,725	9,106

Total income	3,110	4,920	10,622

Share of income (loss) from operating limited partnerships	553,449	(515,127)	(1,215,227)

Expenses
Professional fees	38,890	29,245	35,403
Partnership management fee	279,792	303,312	297,947
Amortization	2,518	4,758	1,744
Impairment loss	1,259,406	473,600	542,101
General and administrative expenses	16,908	14,764	24,787

	1,597,514	825,679	901,982

NET LOSS	$(1,040,955)	$(1,335,886)	$(2,106,587)

Net loss allocated to general partner	$(10,410)	$(13,359)	$(21,066)

Net loss allocated to assignees	$(1,030,545)	$(1,322,527)	$(2,085,521)

Net loss per BAC	$(0.41)	$(0.53)	$(0.84)

(continued)

Operations - Series 12 F-17
Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14
STATEMENTS OF OPERATIONS — CONTINUED
Years ended March 31, 2006, 2005 and 2004

	Series 12
	2006	2005	2004
Income
Interest income	$3,304	$704	$240
Miscellaneous income	1,550	1,836	4,920

Total income	4,854	2,540	5,160

Share of income (loss) from operating limited partnerships	(119,642)	(2,743,788)	(645,546)

Expenses
Professional fees	48,733	45,195	35,164
Partnership management fee	285,474	183,130	327,198
Amortization	16,897	75,623	13,317
Impairment loss	534,437	570,893	141,919
General and administrative expenses	20,127	17,615	31,565

	905,668	892,456	549,163

NET INCOME (LOSS)	$(1,020,456)	$(3,633,704)	$(1,189,549)

Net loss allocated to general partner	$(10,205)	$(36,337)	$(11,895)

Net loss allocated to assignees	$(1,010,251)	$(3,597,367)	$(1,177,654)

Net loss per BAC	$(0.34)	$(1.21)	$(0.40)

(continued)

Operations - Series 14 F-18
Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14
STATEMENTS OF OPERATIONS — CONTINUED
Years ended March 31, 2006, 2005 and 2004

	Series 14
	2006	2005	2004
Income
Interest income	$7,032	$4,649	$4,293
Miscellaneous income	14,071	1,761	12,866

Total income	21,103	6,410	17,159

Share of income (loss) from operating limited partnerships	(174,294)	(1,096,938)	(1,464,921)

Expenses
Professional fees	94,496	115,518	74,516
Partnership management fee	584,912	571,353	653,879
Amortization	33,222	151,931	29,189
Impairment loss	508,261	1,744,282	533,402
General and administrative expenses	43,735	33,768	80,602

	1,264,626	2,616,852	1,371,588

NET LOSS	$(1,417,817)	$(3,707,380)	$(2,819,350)

Net loss allocated to general partner	$(14,178)	$(37,074)	$(28,194)

Net loss allocated to assignees	$(1,403,639)	$(3,670,306)	$(2,791,156)

Net loss per BAC	$(0.25)	$(0.66)	$(0.50)

See notes to financial statements

Capital - Total F-19
Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14
STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT)
Years ended March 31, 2006, 2005 and 2004

		General
Total	Assignees	partner	Total
Partners’ capital (deficit), March 31, 2003	$4,672,658	$(1,578,075)	$3,094,583

Net loss	(9,110,383)	(92,024)	(9,202,407)

Distributions	(2,474,996)	—	(2,474,996)

Partners’ capital (deficit), March 31, 2004	(6,912,721)	(1,670,099)	(8,582,820)

Net loss	(8,499,432)	(85,853)	(8,585,285)

Distributions	—	—	—

Partners’ capital (deficit), March 31, 2005	(15,412,153)	(1,755,952)	(17,168,105)

Net income	(2,183,501)	(22,057)	(2,205,558)

Distributions	(1,580,199)	—	(1,580,199)

Partners’ capital (deficit), March 31, 2006	$(19,175,853)	$(1,778,009)	$(20,953,862)

(continued)

Capital - Series 7 and 9 F-20
Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14
STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) — CONTINUED
Years ended March 31, 2006, 2005 and 2004

		General
Series 7	Assignees	partner	Total
Partners’ capital (deficit), March 31, 2003	$(1,257,943)	$(103,542)	$(1,361,485)

Net loss	(318,258)	(3,215)	(321,473)

Distributions	—	—	—

Partners’ capital (deficit), March 31, 2004	(1,576,201)	(106,757)	(1,682,958)

Net loss	267,601	2,703	270,304

Distributions	—	—	—

Partners’ capital (deficit), March 31, 2005	(1,308,600)	(104,054)	(1,412,654)

Net income	1,011,163	10,214	1,021,377

Distributions	—	—	—

Partners’ capital (deficit), March 31, 2006	$(297,437)	$(93,840)	$(391,277)

		General
Series 9	Assignees	partner	Total
Partners’ capital (deficit), March 31, 2003	$(1,588,976)	$(380,030)	$(1,969,006)

Net loss	(1,647,064)	(16,637)	(1,663,701)

Distributions	(1,952,112)	—	(1,952,112)

Partners’ capital (deficit), March 31, 2004	(5,188,152)	(396,667)	(5,584,819)

Net loss	850,105	8,587	858,692

Distributions	—	—	—

Partners’ capital (deficit), March 31, 2005	(4,338,047)	(388,080)	(4,726,127)

Net income	(286,956)	(2,899)	(289,855)

Distributions	(598,126)	—	(598,126)

Partners’ capital (deficit), March 31, 2006	$(5,223,129)	$(390,979)	$(5,614,108)

(continued)

Capital - Series 10 and 11 F-21
Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14
STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) — CONTINUED
Years ended March 31, 2006, 2005 and 2004

		General
Series 10	Assignees	partner	Total
Partners’ capital (deficit), March 31, 2003	$(445,609)	$(209,672)	$(655,281)

Net loss	(1,090,730)	(11,017)	(1,101,747)

Distributions	—	—	—

Partners’ capital (deficit), March 31, 2004	(1,536,339)	(220,689)	(1,757,028)

Net loss	(1,026,938)	(10,373)	(1,037,311)

Distributions	—	—	—

Partners’ capital (deficit), March 31, 2005	(2,563,277)	(231,062)	(2,794,339)

Net income	536,727	5,421	542,148

Distributions	(820,590)	—	(820,590)

Partners’ capital (deficit), March 31, 2006	$(2,847,140)	$(225,641)	$(3,072,781)

		General
Series 11	Assignees	partner	Total
Partners’ capital (deficit), March 31, 2003	$2,745,217	$(189,124)	$2,556,093

Net loss	(2,085,521)	(21,066)	(2,106,587)

Distributions	—	—	—

Partners’ capital (deficit), March 31, 2004	659,696	(210,190)	449,506

Net loss	(1,322,527)	(13,359)	(1,335,886)

Distributions	—	—	—

Partners’ capital (deficit), March 31, 2005	(662,831)	(223,549)	(886,380)

Net income	(1,030,545)	(10,410)	(1,040,955)

Distributions	—	—	—

Partners’ capital (deficit), March 31, 2006	$(1,693,376)	$(233,959)	$(1,927,335)

(continued)

Capital-Series 12 and 14 F-22
Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14
STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) — CONTINUED
Years ended March 31, 2006, 2005 and 2004

		General
Series 12	Assignees	partner	Total
Partners’ capital (deficit), March 31, 2003	$2,107,752	$(238,567)	$1,869,185

Net loss	(1,177,654)	(11,895)	(1,189,549)

Distributions	—	—	—

Partners’ capital (deficit), March 31, 2004	930,098	(250,462)	679,636

Net loss	(3,597,367)	(36,337)	(3,633,704)

Distributions	—	—	—

Partners’ capital (deficit), March 31, 2005	(2,667,269)	(286,799)	(2,954,068)

Net income	(1,010,251)	(10,205)	(1,020,456)

Distributions	—	—	—

Partners’ capital (deficit), March 31, 2006	$(3,677,520)	$(297,004)	$(3,974,524)

		General
Series 14	Assignees	partner	Total
Partners’ capital (deficit), March 31, 2003	$3,112,217	$(457,140)	$2,655,077

Net loss	(2,791,156)	(28,194)	(2,819,350)

Distributions	(522,884)	—	(522,884)

Partners’ capital (deficit), March 31, 2004	(201,823)	(485,334)	(687,157)

Net loss	(3,670,306)	(37,074)	(3,707,380)

Distributions	—	—	—

Partners’ capital (deficit), March 31, 2005	(3,872,129)	(522,408)	(4,394,537)

Net income	(1,403,639)	(14,178)	(1,417,817)

Distributions	(161,483)	—	(161,483)

Partners’ capital (deficit), March 31, 2006	$(5,437,251)	$(536,586)	$(5,973,837)

See notes to financial statements

Cash flows-Total F-23
Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14
STATEMENTS OF CASH FLOWS
Years ended March 31, 2006, 2005 and 2004

	Total
	2006	2005	2004
Cash flows from operating activities
Net loss	$(2,205,558)	$(8,585,285)	$(9,202,407)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities
Distributions from operating limited partnerships	3,804	105,078	80,563
Share of (income) loss from operating limited partnerships	(2,457,601)	3,230,139	4,482,965
Impairment loss	2,462,981	3,069,541	2,170,579
Amortization	74,433	249,906	48,561
Changes in assets and liabilities
Accounts payable and accrued expenses	59,711	1,362,166	2,449,011
Accounts payable — affiliates	(571,492)	—	—
Other assets	(650,010)	(131,780)	(349)

Net cash provided by (used in) operating activities	(3,283,732)	(700,235)	28,923

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	—	—	—
(Advances to) repayments from operating limited partnerships	11,979	176,481	118,278
Proceeds from disposition of operating limited partnerships	3,466,697	3,660,333	443,280
Purchase of investments (net of proceeds from redemption of investments)	—	—	—

Net cash provided by (used in) investing activities	3,478,676	3,836,814	561,558

Cash flows from financing activities
Distributions paid to assignees	(1,580,199)	—	(2,474,996)

Net cash provided by (used in) financing activities	(1,580,199)	—	(2,474,996)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(1,385,255)	3,136,579	(1,884,515)

Cash and cash equivalents, beginning	4,885,996	1,749,417	3,633,932

Cash and cash equivalents, end	$3,500,741	$4,885,996	$1,749,417

(continued)

Cash flows-Series 7 F-24
Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14
STATEMENTS OF CASH FLOWS — CONTINUED
Years ended March 31, 2006, 2005 and 2004

	Series 7
	2006	2005	2004
Cash flows from operating activities
Net income (loss)	$1,021,377	$270,304	$(321,473)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities
Distributions from operating limited partnerships		3,085	9,698
Share of (income) loss from operating limited partnerships	(1,072,780)	(325,021)	202,186
Impairment loss	—	—	—
Amortization	—	—	—
Changes in assets and liabilities
Accounts payable and accrued expenses	9,000	(67,080)	221,208
Accounts payable — affiliates	(202,855)
Other assets	(738,072)	—	—

Net cash provided by (used in) operating activities	(983,330)	(118,712)	111,619

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	—	—	—
(Advances to) repayments from operating limited partnerships	—	—	(109,226)
Proceeds from disposition of operating limited partnerships	1,108,189	343,953	—
Purchase of investments (net of proceeds from redemption of investments)	—	—	—

Net cash provided by (used in) investing activities	1,108,189	343,953	(109,226)

Cash flows from financing activities
Distributions paid to assignees	—	—	—

Net cash provided by (used in) financing activities	—	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	124,859	225,241	2,393

Cash and cash equivalents, beginning	237,457	12,216	9,823

Cash and cash equivalents, end	$362,316	$237,457	$12,216

(continued)

Cash flows-Series 9 F-25
Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14
STATEMENTS OF CASH FLOWS — CONTINUED
Years ended March 31, 2006, 2005 and 2004

	Series 9
	2006	2005	2004
Cash flows from operating activities
Net income (loss)	$(289,855)	$858,692	$(1,663,701)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities
Distributions from operating limited partnerships	—	74,498	1,427
Share of (income) loss from operating limited partnerships	(161,690)	(1,286,062)	413,847
Impairment loss	—	—	706,730
Amortization	1,631	8,085	870
Changes in assets and liabilities
Accounts payable and accrued expenses	2,000	(112,848)	518,316
Accounts payable — affiliates	(133,590)	—	—
Other assets	49,801	(122,522)	(350)

Net cash provided by (used in) operating activities	(531,703)	(580,157)	(22,861)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	—	—	—
(Advances to) repayments from operating limited partnerships	—	—	—
Proceeds from disposition of operating limited partnerships	279,424	1,393,049	187,718
Purchase of investments (net of proceeds from redemption of investments)	—	—	—

Net cash provided by (used in) investing activities	279,424	1,393,049	187,718

Cash flows from financing activities
Distributions paid to assignees	(598,126)	—	(1,952,112)

Net cash provided by (used in) financing activities	(598,126)	—	(1,952,112)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(850,405)	812,892	(1,787,255)

Cash and cash equivalents, beginning	1,056,509	243,617	2,030,872

Cash and cash equivalents, end	$206,104	$1,056,509	$243,617

(continued)

Cash flows-Series 10 F-26
Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14
STATEMENTS OF CASH FLOWS — CONTINUED
Years ended March 31, 2006, 2005 and 2004

	Series 10
	2006	2005	2004
Cash flows from operating activities
Net loss	$542,148	$(1,037,311)	$(1,101,747)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities
Distributions from operating limited partnerships		11,442	45,344
Share of (income) loss from operating limited partnerships	(963,618)	485,369	541,238
Impairment loss	160,877	280,766	246,427
Amortization	20,165	9,509	3,441
Changes in assets and liabilities
Accounts payable and accrued expenses	12,000	322,928	328,244
Accounts payable — affiliates	(742,159)
Other assets	—	349	(350)

Net cash provided by (used in) operating activities	(970,587)	73,052	62,597

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	—	—	—
(Advances to) repayments from operating limited partnerships	—	—	—
Proceeds from disposition of operating limited partnerships	1,760,466	124,531	—
Purchase of investments (net of proceeds from redemption of investments)	—	—	—

Net cash provided by (used in) investing activities	1,760,466	124,531	—

Cash flows from financing activities
Distributions paid to assignees	(820,590)	—	—

Net cash provided by (used in) financing activities	(820,590)	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(30,711)	197,583	62,597

Cash and cash equivalents, beginning	382,010	184,427	121,830

Cash and cash equivalents, end	$351,299	$382,010	$184,427

(continued)

Cash flows-Series 11 F-27
Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14
STATEMENTS OF CASH FLOWS — CONTINUED
Years ended March 31, 2006, 2005 and 2004

	Series 11
	2006	2005	2004
Cash flows from operating activities
Net loss	$(1,040,955)	$(1,335,886)	$(2,106,587)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities
Distributions from operating limited partnerships		36	464
Share of (income) loss from operating limited partnerships	(553,449)	515,127	1,215,227
Impairment loss	1,259,406	473,600	542,101
Amortization	2,518	4,758	1,744
Changes in assets and liabilities
Accounts payable and accrued expenses	14,710	351,428	340,680
Accounts payable — affiliates	285,638
Other assets	—	(9,607)	(350)

Net cash provided by (used in) operating activities	(32,132)	(544)	(6,721)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	—	—	—
(Advances to) repayments from operating limited partnerships	(50,746)	(46,122)	(30,651)
Proceeds from disposition of operating limited partnerships	58,693	—	—
Purchase of investments (net of proceeds from redemption of investments)	—	—	—

Net cash provided by (used in) investing activities	7,947	(46,122)	(30,651)

Cash flows from financing activities
Distributions paid to assignees	—	—	—

Net cash provided by (used in) financing activities	—	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(24,185)	(46,666)	(37,372)

Cash and cash equivalents, beginning	285,164	331,830	369,202

Cash and cash equivalents, end	$260,979	$285,164	$331,830

(continued)

Cash flows-Series 12 F-28
Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14
STATEMENTS OF CASH FLOWS — CONTINUED
Years ended March 31, 2006, 2005 and 2004

	Series 12
	2006	2005	2004
Cash flows from operating activities
Net income (loss)	$(1,020,456)	$(3,633,704)	$(1,189,549)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities
Distributions from operating limited partnerships		6,753	8,728
Share of (income) loss from operating limited partnerships	119,642	2,743,788	645,546
Impairment loss	534,437	570,893	141,919
Amortization	16,897	75,623	13,317
Changes in assets and liabilities
Accounts payable and accrued expenses	23,528	380,416	407,504
Accounts payable — affiliates	387,912
Other assets	—	—	—

Net cash provided by (used in) operating activities	61,960	143,769	27,465

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	—	—	—
(Advances to) repayments from operating limited partnerships	(117,275)	13,831	—
Proceeds from disposition of operating limited partnerships	106,518	720,863	—
Purchase of investments (net of proceeds from redemption of investments)	—	—	—

Net cash provided by (used in) investing activities	(10,757)	734,694	—

Cash flows from financing activities
Distributions paid to assignees	—	—	—

Net cash provided by (used in) financing activities	—	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	51,203	878,463	27,465

Cash and cash equivalents, beginning	945,602	67,139	39,674

Cash and cash equivalents, end	$996,805	$945,602	$67,139

(continued)

Cash flows-Series 14 F-29
Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14
STATEMENTS OF CASH FLOWS — CONTINUED
Years ended March 31, 2006, 2005 and 2004

	Series 14
	2006	2005	2004
Cash flows from operating activities
Net loss	$(1,417,817)	$(3,707,380)	$(2,819,350)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities
Distributions from operating limited partnerships	3,804	9,264	14,902
Share of (income) loss from operating limited partnerships	174,294	1,096,938	1,464,921
Impairment loss	508,261	1,744,282	533,402
Amortization	33,222	151,931	29,189
Changes in assets and liabilities
Accounts payable and accrued expenses	(1,527)	487,322	633,059
Accounts payable — affiliates	(166,438)
Other assets	38,261	—	701

Net cash provided by (used in) operating activities	(827,940)	(217,643)	(143,176)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	—	—	—
(Advances to) repayments from operating limited partnerships	180,000	208,772	258,155
Proceeds from disposition of operating limited partnerships	153,407	1,077,937	255,562
Purchase of investments (net of proceeds from redemption of investments)	—	—	—

Net cash provided by (used in) investing activities	333,407	1,286,709	513,717

Cash flows from financing activities
Distributions paid to assignees	(161,483)	—	(522,884)

Net cash provided by (used in) financing activities	(161,483)	—	(522,884)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(656,016)	1,069,066	(152,343)

Cash and cash equivalents, beginning	1,979,254	910,188	1,062,531

Cash and cash equivalents, end	$1,323,238	$1,979,254	$910,188

(continued)

Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14
NOTES TO FINANCIAL STATEMENTS
March 31, 2006, 2005 and 2004

NOTE A —	ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
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
The BACs issued and outstanding in each series at March 31, 2006 and 2005 are as follows:

Series 7	1,036,100
Series 9	4,178,029
Series 10	2,428,925
Series 11	2,489,599
Series 12	2,972,795
Series 14	5,574,290

Total	18,679,738

Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004

NOTE A —	ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)
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
Accumulated amortization as of March 31, 2006 and 2005 is as follows:

	2006	2005
Series 7	$—	$—
Series 9	17,545	15,915
Series 10	60,645	40,478
Series 11	22,974	20,455
Series 12	212,371	195,476
Series 14	447,856	414,633

	$761,391	$686,957

The amortization of deferred acquisition costs for each of the ensuing 5 years through March 31, 2011 is estimated to be $174,308 per year.
Income Taxes
No provision or benefit for income taxes has been included in these financial statements since taxable income or loss passes through to, and is reportable by, the partners and assignees individually.

Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004

NOTE A —	ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)
Investments in Operating Limited Partnerships
The partnership accounts for its investments in operating limited partnerships using the equity method of accounting. Under the equity method of accounting, the partnership adjusts its investment cost for its share of each operating limited partnership’s results of operations and for any distributions received or accrued. However, the partnership recognizes individual operating limited partnership losses only to the extent that the fund’s share of losses from the operating limited partnerships exceeds the carrying amount of the investment and advances to operating limited partnerships. Unrecognized losses are suspended and offset against future individual operating limited partnership income. No operating limited partnerships were acquired during 2006 or 2005.
Under Emerging Issues Task Force (EITF) 98-13, after the investment account is reduced to zero, receivables due from the operating limited partnerships are decreased by the funds’ share of losses and, accordingly a valuation allowance is recorded against the receivables. Accordingly, the partnership recorded a valuation allowance as follows:

	2006	2005	2004
Series 7	$130,176	$130,176	$130,176
Series 9	181,894	175,387	68,804
Series 10	38,979	36,828	36,828
Series 11	263,416	196,933	70,159
Series 12	156,160	91,149	91,149
Series 14	52,498	42,573	42,573

	$823,123	$673,046	$439,689

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

Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004

NOTE A —	ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)
Investments in Operating Limited Partnerships (Continued)
deferred acquisition fees related to each investment are evaluated for impairment when an impairment loss has reduced an investment balance to zero. Accordingly, the partnership recorded an impairment loss of $2,402,030, $3,069,541 and $2,170,579 during the years ended March 31, 2006, 2005 and 2004, respectively.
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

Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004

NOTE A —	ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)
Investments in Operating Limited Partnerships (Continued)
As of March 31, 2004, the partnership adopted FASB Interpretation No. 46 — Revised (“FIN 46R”), “Consolidation of Variable Interest Entities.” FIN 46R provides guidance on when a company should include the assets, liabilities, and activities of a variable interest entity (“VIE”) in its financial statements and when it should disclose information about its relationship with a VIE. A VIE is a legal structure used to conduct activities or hold assets, which must be consolidated by a company if it is the primary beneficiary because it absorbs the majority of the entity’s expected losses, the majority of the expected residual returns, or both.
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

Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004

NOTE A —	ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)
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
Net Loss per Beneficial Assignee Certificate
Net loss per beneficial assignee certificate is calculated based upon the weighted average number of units outstanding. The weighted average number of units outstanding in each series at March 31, 2006, 2005 and 2004 are as follows:

Series 7	1,036,100
Series 9	4,178,029
Series 10	2,428,925
Series 11	2,489,599
Series 12	2,972,795
Series 14	5,574,290

Total	18,679,738

Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004

NOTE A —	ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)
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
NOTE B — RELATED PARTY TRANSACTIONS
During the years ended March 31, 2006, 2005 and 2004, the partnership entered into several transactions with various affiliates of the general partner, including Boston Capital Partners, Inc., Boston Capital Holdings Limited Partnership and Boston Capital Asset Management Limited Partnership, as follows:
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

Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE B — RELATED PARTY TRANSACTIONS (Continued)
The fee is payable without interest as sufficient funds become available from sales or refinancing proceeds from operating limited partnerships. The annual partnership management fees charged to each series’ operations during the years ended March 31, 2006, 2005 and 2004 are as follows:

	2006	2005	2004
Series 7	$22,118	$29,644	$98,620
Series 9	392,223	372,688	472,382
Series 10	187,544	259,281	265,720
Series 11	279,792	303,312	297,947
Series 12	285,474	183,130	327,198
Series 14	584,912	571,353	653,879

	$1,752,063	$1,719,408	$2,115,746

General and administrative expenses incurred by Boston Capital Partners, Inc., Boston Capital Holdings Limited Partnership and Boston Capital Asset Management Limited Partnership during the years ended March 31, 2006, 2005 and 2004 charged to each series’ operations are as follows:

	2006	2005	2004
Series 7	$10,659	$8,911	$7,297
Series 9	22,482	19,556	32,813
Series 10	19,978	16,204	19,972
Series 11	19,069	14,764	33,146
Series 12	22,000	17,615	23,735
Series 14	45,305	33,768	45,875

	$139,493	$110,818	$162,838

Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE B — RELATED PARTY TRANSACTIONS (Continued)
The Partnership had previously recorded and paid BCAMLP in connection with the disposition of certain Operating Partnerships certain amounts which were incorrectly referred to as sales preparation fees. The payments were actually for reimbursement of overhead and salary expenses incurred by Boston Capital and its Affiliates in connection with the disposition of the related Operating Partnerships.
During the current period, management of Boston Capital decided to discontinue requesting reimbursement for overheard and salary expenses related to the disposition of assets. Additionally, Boston Capital’s management has decided to reimburse all previous reimbursements for such items by reducing other liabilities due to Boston Capital and its Affiliates from the Partnership. The sales preparation fees reimbursed for Series 7, Series 9, Series 10, Series 12, and Series 14 were $362, $164,433, $60,000, $11,964, and $49,253 respectively.
During the year ended March 31, 2005, the partnership reimbursed Boston Capital Asset Management Limited Partnership for overhead and salary expenses in connection with the sale of certain operating limited partnerships in Series 7, Series 9, Series 12 and Series 14. During the year ended March 31, 2005, the amount incurred for Series 7, Series 9, Series 12, and Series 14 was $362, $85,560, $11,962, and $18,338, respectively.
During the year ended March 31, 2004, the partnership reimbursed Boston Capital Asset Management Limited Partnership for overhead and salary expenses in connection with the sale of certain operating limited partnerships in Series 14. During the year ended March 31, 2004, the amount incurred for Series 14 was $18,698, respectively.
Accounts payable — affiliates at March 31, 2006 and 2005 represents general and administrative expenses, partnership management fees, and may include advances which are payable to Boston Capital Holdings Limited Partnership and Boston Capital Asset Management Limited Partnership. The carrying value of accounts payable — affiliates approximates fair value.

Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS
At March 31, 2006 and 2005, the partnership has limited partnership interests in operating limited partnerships which own operating apartment complexes. During the year ended March 31, 2006, the partnership disposed of its operating limited partnership interest in two, one, seven, three, three, and four of the operating limited partnerships owned by Series 7, Series 9, Series 10, Series 11, Series 12 and Series 14, respectively. During the year ended March 31, 2005, the partnership disposed of its operating limited partnership interest in three of the operating limited partnerships owned by Series 14. The number of operating limited partnerships in which the partnership has limited partnership interests at March 31, 2006 and 2005 by series are as follows:

	2006	2005
Series 7	8	10
Series 9	40	41
Series 10	35	42
Series 11	37	40
Series 12	48	51
Series 14	89	93

	256	277

Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)
During the year end March 31, 2006 the partnership disposed of twenty of the operating limited partnerships. A summary of the dispositions by Series for March 31, 2006 is as follows:

	Operating	Sale of	Partnership
	Partnership	Underlying	Proceeds from	Gain/(Loss) on
	Interest Sold	Property	Disposition	Disposition
Series 7	1	1	$1,108,189	$1,072,418
Series 9	—	1	3,764	3,764
Series 10	2	5	1,760,466	1,037,658
Series 11	2	1	58,693	58,693
Series 12	1	2	106,518	106,518
Series 14	3	1	153,407	137,507

Total	9	11	$3,191,037	$2,416,558

During the year end March 31, 2005 the partnership disposed of twenty-four of the operating limited partnerships. A summary of the dispositions by Series for March 31, 2005 is as follows:

	Operating	Sale of	Partnership
	Partnership	Underlying	Proceeds from	Gain/(Loss) on
	Interest Sold	Property	Disposition *	Disposition
Series 7	3	1	$343,953	$343,953
Series 9	11	1	1,668,709	1,540,806
Series 10	2	—	124,531	(61,815)
Series 11	—	—	—	—
Series 12	1	1	720,863	(2,133,567)
Series 14	3	1	1,077,937	(345,417)

Total	20	4	$3,935,993	$(656,040)

*	Partnership proceeds from disposition includes $275,660 for Series 9 recorded as receivable at March 31, 2005

Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)
During the year end March 31, 2004 the partnership disposed of twenty-four of the operating limited partnerships. A summary of the dispositions by Series for March 31, 2004 is as follows:

	Operating	Sale of	Partnership
	Partnership	Underlying	Proceeds from	Gain/(Loss) on
	Interest Sold	Property	Disposition *	Disposition
Series 7	—	—	$—	$—
Series 9	—	—	—	—
Series 10	—	—	—	—
Series 11	—	—	—	—
Series 12	—	—	187,718	187,718
Series 14	3	1	255,562	27,197

Total	3	1	$443,280	$214,915

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

Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)
The contributions payable to operating limited partnerships at March 31, 2006 and 2005 by series are as follows:

	2006	2005
Series 7	$—	$—
Series 9	—	—
Series 10	—	—
Series 11	22,528	22,528
Series 12	11,405	11,405
Series 14	202,412	202,412

	$236,345	$236,345

Note C – page 43
Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)
The partnership’s investments in operating limited partnerships at March 31, 2006 are summarized as follows:

Total
Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$98,795,094

Acquisition costs of operating limited partnerships	11,234,169

Cumulative distributions from operating limited partnerships	(840,638)

Cumulative Impairment loss in investments in operating limited partnerships	(8,428,055)

Cumulative losses from operating limited partnerships	(97,063,713)

Investments in operating limited partnerships per balance sheets	3,696,857

The partnership (has recorded) has not recorded capital contributions to the operating limited partnerships during the year ended March 31, 2006, which (have not) have been included in the partnerships’ capital account included in the operating limited partnerships’ financial statements as of December 31, 2005 (see note A).	(191,814)

The partnership has recorded acquisition costs at March 31, 2006, which have not been recorded in the net assets of the operating limited partnerships (see note A).	(1,645,686)

Cumulative losses from operating limited partnerships for the three months ended March 31, 1999, which the operating limited partnerships have not included in their capital as of December 31, 1998 due to different year ends (see note A).	4,403,349

Equity in losses from operating limited partnerships not recognizable under the equity method of accounting (see note A).	(46,837,812)

The partnership has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	730,953

Cumulative Impairment loss in investments in operating limited partnerships	8,428,055

Other	(322,538)

Equity per operating limited partnerships’ combined financial statements	$(31,738,636)

Note C – page 44
Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)
The partnership’s investments in operating limited partnerships at March 31, 2006 are summarized as follows:

	Series 7	Series 9	Series 10
Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$2,502,139	$16,249,411	$10,777,762

Acquisition costs of operating limited partnerships	261,304	1,924,037	1,280,151

Cumulative distributions from operating limited partnerships	(16,100)	(29,896)	(118,110)

Cumulative Impairment loss in investments in operating limited partnerships	(86,382)	(555,257)	(516,870)

Cumulative losses from operating limited partnerships	(2,660,961)	(17,588,295)	(11,052,980)

Investments in operating limited partnerships per balance sheets	—	—	369,953

Note C – page 45
Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 7	Series 9	Series 10
The partnership (has recorded) has not recorded capital contributions to the operating limited partnerships during the year ended March 31, 2006, which (have not) have been included in the partnerships’ capital account included in the operating limited partnerships’ financial statements as of December 31, 2005 (see note A).	—	—	—

The partnership has recorded acquisition costs at March 31, 2006, which have not been recorded in the net assets of the operating limited partnerships (see note A).	(30,620)	(125,427)	(19,446)

Cumulative losses from operating limited partnerships for the three months ended March 31, 1999, which the operating limited partnerships have not included in their capital as of December 31, 1998 due to different year ends (see note A).	66,154	596,953	729,386

Equity in losses from operating limited partnerships not recognizable under the equity method of accounting (see note A).	(1,284,578)	(11,059,438)	(5,361,506)

The partnership has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	359	49,377	55,709

Cumulative Impairment loss in investments in operating limited partnerships	86,382	555,257	516,870

Other	(5,596)	(62,626)	(313,194)

Equity per operating limited partnerships’ combined financial statements	$(1,167,899)	$(10,045,904)	$(4,022,228)

Note C – page 46
Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)
The partnership’s investments in operating limited partnerships at March 31, 2006 are summarized as follows:

	Series 11	Series 12	Series 14
Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$18,124,157	$17,193,212	$33,948,413

Acquisition costs of operating limited partnerships	1,783,726	1,938,576	4,046,375

Cumulative distributions from operating limited partnerships	(400,620)	(83,394)	(192,518)

Cumulative Impairment loss in investments in operating limited partnerships	(3,094,170)	(1,314,915)	(2,860,461)

Cumulative losses from operating limited partnerships	(14,356,863)	(17,595,303)	(33,809,311)

Investments in operating limited partnerships per balance sheets	2,056,230	138,176	1,132,498

Note C – page 47
Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 11	Series 12	Series 14
The partnership (has recorded) has not recorded capital contributions to the operating limited partnerships during the year ended March 31, 2006, which (have not) have been included in the partnerships’ capital account included in the operating limited partnerships’ financial statements as of December 31, 2005 (see note A).	(10,000)	(4,282)	(177,532)

The partnership has recorded acquisition costs at March 31, 2006, which have not been recorded in the net assets of the operating limited partnerships (see note A).	(460,434)	(312,956)	(696,803)

Cumulative losses from operating limited partnerships for the three months ended March 31, 1999, which the operating limited partnerships have not included in their capital as of December 31, 1998 due to different year ends (see note A).	721,702	613,706	1,675,448

Equity in losses from operating limited partnerships not recognizable under the equity method of accounting (see note A).	(8,153,922)	(8,060,233)	(12,918,135)

The partnership has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	112,536	192,211	320,761

Cumulative Impairment loss in investments in operating limited partnerships	3,094,170	1,314,915	2,860,461

Other	(64,104)	119,314	3,668

Equity per operating limited partnerships’ combined financial statements	$(2,703,822)	$(5,999,149)	$(7,799,634)

Note C – page 48
Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)
The partnership’s investments in operating limited partnerships at March 31, 2005 are summarized as follows:

Total
Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$104,550,549

Acquisition costs of operating limited partnerships	17,421,442

Cumulative distributions from operating limited partnerships	(988,340)

Cumulative Impairment loss in investments in operating limited partnerships	(6,237,069)

Cumulative losses from operating limited partnerships	(107,780,009)

Investments in operating limited partnerships per balance sheets	6,966,573

The partnership (has recorded) has not recorded capital contributions to the operating limited partnerships during the year ended March 31, 2005, which (have not) have been included in the partnerships’ capital account included in the operating limited partnerships’ financial statements as of December 31, 2004 (see note A).	(191,814)

The partnership has recorded acquisition costs at March 31, 2005, which have not been recorded in the net assets of the operating limited partnerships (see note A).	(1,778,267)

Cumulative losses from operating limited partnerships for the three months ended March 31, 1999, which the operating limited partnerships have not included in their capital as of December 31, 1998 due to different year ends (see note A).	4,403,349

Equity in losses from operating limited partnerships not recognizable under the equity method of accounting (see note A).	(48,453,741)

The partnership has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	799,536

Cumulative Impairment loss in investments in operating limited partnerships	6,237,069

Other	201,392

Equity per operating limited partnerships’ combined financial statements	$(31,815,903)

Note C – page 49
Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)
The partnership’s investments in operating limited partnerships at March 31, 2005 are summarized as follows:

	Series 7	Series 9	Series 10
Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$3,958,402	$15,531,766	$15,979,548

Acquisition costs of operating limited partnerships	598,024	2,854,152	2,662,991

Cumulative distributions from operating limited partnerships	(16,102)	(29,896)	(267,904)

Cumulative Impairment loss in investments in operating limited partnerships	(86,382)	(555,257)	(527,193)

Cumulative losses from operating limited partnerships	(4,423,671)	(17,800,765)	(16,461,905)

Investments in operating limited partnerships per balance sheets	30,271	—	1,385,537

Note C – page 50
Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 7	Series 9	Series 10
The partnership (has recorded) has not recorded capital contributions to the operating limited partnerships during the year ended March 31, 2005, which (have not) have been included in the partnerships’ capital account included in the operating limited partnerships’ financial statements as of December 31, 2004 (see note A).	—	—	—

The partnership has recorded acquisition costs at March 31, 2005, which have not been recorded in the net assets of the operating limited partnerships (see note A).	(47,046)	(125,427)	(21,842)

Cumulative losses from operating limited partnerships for the three months ended March 31, 1999, which the operating limited partnerships have not included in their capital as of December 31, 1998 due to different year ends (see note A).	66,154	596,953	729,386

Equity in losses from operating limited partnerships not recognizable under the equity method of accounting (see note A).	(3,409,463)	(9,926,899)	(6,783,572)

The partnership has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	34,061	51,433	85,358

Cumulative Impairment loss in investments in operating limited partnerships	86,382	555,257	527,193

Other	11,537	(50,383)	34,880

Equity per operating limited partnerships’ combined financial statements	$(3,228,104)	$(8,899,066)	$(4,043,060)

Note C – page 51
Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)
The partnership’s investments in operating limited partnerships at March 31, 2005 are summarized as follows:

	Series 11	Series 12	Series 14
Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$17,673,223	$17,546,307	$33,861,303

Acquisition costs of operating limited partnerships	3,069,064	2,708,915	5,528,296

Cumulative distributions from operating limited partnerships	(400,620)	(83,394)	(190,424)

Cumulative Impairment loss in investments in operating limited partnerships	(1,834,764)	(841,429)	(2,392,044)

Cumulative losses from operating limited partnerships	(15,752,506)	(18,545,624)	(34,795,538)

Investments in operating limited partnerships per balance sheets	2,754,397	784,775	2,011,593

Note C – page 52
Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 11	Series 12	Series 14
The partnership (has recorded) has not recorded capital contributions to the operating limited partnerships during the year ended March 31, 2005, which (have not) have been included in the partnerships’ capital account included in the operating limited partnerships’ financial statements as of December 31, 2004 (see note A).	(10,000)	(4,282)	(177,532)

The partnership has recorded acquisition costs at March 31, 2005, which have not been recorded in the net assets of the operating limited partnerships (see note A).	(460,597)	(312,956)	(810,399)

Cumulative losses from operating limited partnerships for the three months ended March 31, 1999, which the operating limited partnerships have not included in their capital as of December 31, 1998 due to different year ends (see note A).	721,702	613,706	1,675,448

Equity in losses from operating limited partnerships not recognizable under the equity method of accounting (see note A).	(8,742,587)	(7,558,550)	(12,032,670)

The partnership has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	112,536	192,211	323,937

Cumulative Impairment loss in investments in operating limited partnerships	1,834,764	841,429	2,392,044

Other	(69,436)	173,456	101,338

Equity per operating limited partnerships’ combined financial statements	$(3,859,221)	$(5,270,211)	$(6,516,241)

Note C – page 53
Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)
The combined summarized balance sheets of the operating limited partnerships in which Series 7, 9 through 12, and 14 hold an interest at December 31, 2005 are as follows:
COMBINED SUMMARIZED BALANCE SHEETS

	Total	Series 7	Series 9	Series 10
ASSETS

Buildings and improvements, net of accumulated depreciation	$245,548,612	$7,583,266	$43,019,390	$27,466,933
Land	22,656,120	1,000,229	3,977,064	2,589,234
Other assets	38,773,886	1,456,408	5,366,573	4,563,251

	$306,978,618	$10,039,903	$52,363,027	$34,619,418

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$307,233,702	$11,178,587	$55,821,405	$36,645,575
Accounts payable and accrued expenses	9,288,197	189,887	3,563,179	451,682
Other liabilities	20,600,083	247,260	4,699,853	1,122,034

	337,121,982	11,615,734	64,084,437	38,219,291

PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund II Limited Partnership	(31,738,636)	(1,167,899)	(10,045,904)	(4,022,228)
Other partners	1,595,272	(407,932)	(1,675,506)	422,355

	(30,143,364)	(1,575,831)	(11,721,410)	(3,599,873)

	$306,978,618	$10,039,903	$52,363,027	$34,619,418

Note C – page 54
Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)
The combined summarized balance sheets of the operating limited partnerships in which Series 7, 9 through 12, and 14 hold an interest at December 31, 2005 are as follows:
COMBINED SUMMARIZED BALANCE SHEETS — CONTINUED

	Series 11	Series 12	Series 14
ASSETS

Buildings and improvements, net of accumulated depreciation	$38,396,911	$41,251,298	$87,830,814
Land	3,098,516	3,886,340	8,104,737
Other assets	8,808,105	5,709,001	12,870,548

	$50,303,532	$50,846,639	$108,806,099

LIABILITIES AND PARTNERS’ CAPITAL

Mortgages and construction loans payable	$46,330,496	$51,949,292	$105,308,347
Accounts payable and accrued expenses	2,308,795	975,091	1,799,563
Other liabilities	3,306,687	4,094,944	7,129,305

	51,945,978	57,019,327	114,237,215

PARTNERS’ CAPITAL
Boston Capital Tax Credit Fund II Limited Partnership	(2,703,822)	(5,999,149)	(7,799,634)
Other partners	1,061,376	(173,539)	2,368,518

	(1,642,446)	(6,172,688)	(5,431,116)

	$50,303,532	$50,846,639	$108,806,099

Note C – page 55
Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)
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

Note C – page 56
Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)
The combined summarized balance sheets of the operating limited partnerships in which Series 7, 9 through 12, and 14 hold an interest at December 31, 2004 are as follows:
COMBINED SUMMARIZED BALANCE SHEETS — CONTINUED

	Series 11	Series 12	Series 14
ASSETS

Buildings and improvements, net of accumulated depreciation	$42,048,557	$46,317,324	$95,810,343
Land	3,236,017	4,154,090	8,627,141
Other assets	6,996,703	6,350,280	13,323,251

	$52,281,277	$56,821,694	$117,760,735

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$49,451,062	$56,667,461	$111,954,250
Accounts payable and accrued expenses	2,047,558	1,317,062	1,624,100
Other liabilities	3,485,932	3,977,490	6,658,443

	54,984,552	61,962,013	120,236,793

PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund II Limited Partnership	(3,859,221)	(5,270,211)	(6,516,241)
Other partners	1,155,946	129,892	4,040,183

	(2,703,275)	(5,140,319)	(2,476,058)

	$52,281,277	$56,821,694	$117,760,735

Note C – page 57
Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)
The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2005 in which Series 7, 9 through 12, and 14 hold an interest as of December 31, 2005 are as follows:
COMBINED SUMMARIZED STATEMENTS OF OPERATIONS
Year ended December 31, 2005

	Total	Series 7	Series 9	Series 10
Revenue
Rental	$51,843,928	$2,104,833	$8,784,729	$6,055,232
Interest and other	4,114,939	90,612	286,418	199,100

	55,958,867	2,195,445	9,071,147	6,254,332

Expenses
Interest	12,098,238	677,669	2,131,277	1,315,569
Depreciation and amortization	15,322,039	651,378	2,682,981	1,816,161
Taxes and insurance	7,849,990	354,386	1,474,788	889,902
Repairs and maintenance	10,613,586	401,822	1,809,174	1,288,201
Operating expenses	17,083,476	788,986	2,793,628	1,825,880
Other expenses	1,771,070	22,476	129,570	85,267

	64,738,399	2,896,717	11,021,418	7,220,980

NET LOSS	$(8,779,532)	$(701,272)	$(1,950,271)	$(966,648)

Net loss allocated to Boston Capital Tax Credit Fund II Limited Partnership*	$(7,087,029)	$(253,665)	$(1,455,754)	$(812,736)

Net loss allocated to other partners	$(1,692,503)	$(447,607)	$(494,517)	$(153,912)

*	Amounts include $253,665, $1,455,754, $680,847, $1,180,590, $1,256,111 and $2,165,170 for Series 7, Series 9, Series 10, Series 11, Series 12 and Series 14, respectively, of loss not recognized under the equity method of accounting as described in note A.

Note C – page 58
Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)
The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2005 in which Series 7, 9 through 12, and 14 hold an interest as of December 31, 2005 are as follows:
COMBINED SUMMARIZED STATEMENTS OF OPERATIONS — CONTINUED
Year ended December 31, 2005

	Series 11	Series 12	Series 14
Revenue
Rental	$8,289,477	$8,874,149	$17,735,508
Interest and other	2,531,392	470,390	537,027

	10,820,869	9,344,539	18,272,535

Expenses
Interest	1,880,877	2,058,885	4,033,961
Depreciation and amortization	2,589,975	2,653,054	4,928,490
Taxes and insurance	1,273,256	1,363,185	2,494,473
Repairs and maintenance	1,605,403	1,850,622	3,658,364
Operating expenses	2,637,116	2,904,855	6,133,011
Other expenses	471,142	274,826	787,789

	10,457,769	11,105,427	22,036,088

NET LOSS	$363,100	$(1,760,888)	$(3,763,553)

Net loss allocated to Boston Capital Tax Credit Fund II Limited Partnership*	$(619,351)	$(1,429,224)	$(2,516,299)

Net loss allocated to other partners	$982,451	$(331,664)	$(1,247,254)

*	Amounts include $253,665, $1,455,754, $680,847, $1,180,590, $1,256,111 and $2,165,170 for Series 7, Series 9, Series 10, Series 11, Series 12 and Series 14, respectively, of loss not recognized under the equity method of accounting as described in note A.

Note C - page 59
Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)
The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2004 in which Series 7, 9 through 12, and 14 hold an interest as of December 31, 2004 are as follows:
COMBINED SUMMARIZED STATEMENTS OF OPERATIONS
Year ended December 31, 2004

	Total	Series 7	Series 9	Series 10
Revenue
Rental	$54,819,129	$2,478,271	$8,707,566	$8,013,539
Interest and other	2,083,279	84,917	273,605	213,763

	56,902,408	2,563,188	8,981,171	8,227,302

Expenses
Interest	13,299,374	772,877	2,259,775	1,917,100
Depreciation and amortization	16,684,728	761,678	2,766,775	2,424,052
Taxes and insurance	8,488,798	356,042	1,478,432	1,215,228
Repairs and maintenance	10,773,165	443,169	1,706,438	1,671,723
Operating expenses	17,671,607	717,941	2,829,863	2,586,522
Other expenses	2,417,365	34,459	127,075	37,862

	69,335,037	3,086,166	11,168,358	9,852,487

NET LOSS	$(12,432,629)	$(522,978)	$(2,187,187)	$(1,625,185)

Net loss allocated to Boston Capital Tax Credit Fund II Limited Partnership*	$(9,946,732)	$(311,469)	$(1,656,702)	$(1,324,670)

Net loss allocated to other partners	$(2,485,897)	$(211,509)	$(530,485)	$(300,515)

*	Amounts include $292,537, $1,401,957, $901,116, $1,762,715, $1,136,202 and $2,004,879 for Series 7, Series 9, Series 10, Series 11, Series 12 and Series 14, respectively, of loss not recognized under the equity method of accounting as described in note A.

Note C - page 60
Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)
The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2004 in which Series 7, 9 through 12, and 14 hold an interest as of December 31, 2004 are as follows:
COMBINED SUMMARIZED STATEMENTS OF OPERATIONS — CONTINUED
Year ended December 31, 2004

	Series 11	Series 12	Series 14
Revenue
Rental	$8,291,830	$9,296,690	$18,031,233
Interest and other	546,448	359,700	604,846

	8,838,278	9,656,390	18,636,079

Expenses
Interest	1,987,650	2,174,953	4,187,019
Depreciation and amortization	2,736,035	2,821,757	5,174,431
Taxes and insurance	1,339,696	1,470,468	2,628,932
Repairs and maintenance	1,613,610	1,794,973	3,543,252
Operating expenses	2,857,368	3,185,293	5,494,620
Other expenses	1,028,317	362,345	827,307

	11,562,676	11,809,789	21,855,561

NET LOSS	$(2,724,398)	$(2,153,399)	$(3,219,482)

Net loss allocated to Boston Capital Tax Credit Fund II Limited Partnership*	$(2,151,068)	$(1,746,423)	$(2,756,400)

Net loss allocated to other partners	$(573,330)	$(406,976)	$(463,082)

*	Amounts include $292,537, $1,401,957, $901,116, $1,762,715, $1,136,202 and $2,004,879 for Series 7, Series 9, Series 10, Series 11, Series 12 and Series 14, respectively, of loss not recognized under the equity method of accounting as described in note A.

Note C - page 61
Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)
The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2003 in which Series 7, 9 through 12, and 14 hold an interest as of December 31, 2003 are as follows:
COMBINED SUMMARIZED STATEMENTS OF OPERATIONS
Year ended December 31, 2003

	Total	Series 7	Series 9	Series 10
Revenue
Rental	$65,106,640	$3,834,495	$12,180,753	$8,004,123
Interest and other	2,351,293	85,932	382,953	367,675

	67,457,933	3,920,427	12,563,706	8,371,798

Expenses
Interest	16,810,368	1,202,393	3,218,731	1,875,486
Depreciation and amortization	20,099,512	1,047,370	4,036,505	2,495,749
Taxes and insurance	10,039,800	561,975	2,044,443	1,326,428
Repairs and maintenance	13,022,510	701,218	2,766,058	1,702,487
Operating expenses	19,852,642	1,118,384	3,706,235	2,539,457
Other expenses	2,746,455	67,967	149,348	70,328

	82,571,287	4,699,307	15,921,320	10,009,935

NET LOSS	$(15,113,354)	$(778,880)	$(3,357,614)	$(1,638,137)

Net loss allocated to Boston Capital Tax Credit Fund II Limited Partnership*	$(12,683,698)	$(480,192)	$(2,737,271)	$(1,563,002)

Net income (loss) allocated to other partners	$(2,429,656)	$(298,688)	$(620,343)	$(75,135)

*	Amounts include $278,006, $2,135,706, $1,021,764, $1,101,853, $1,304,995 and $2,197,888 for Series 7, Series 9, Series 10, Series 11, Series 12 and Series 14, respectively, of loss not recognized under the equity method of accounting as described in note A.

Note C - page 62
Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)
The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2003 in which Series 7, 9 through 12, and 14 hold an interest as of December 31, 2003 are as follows:
COMBINED SUMMARIZED STATEMENTS OF OPERATIONS — CONTINUED
Year ended December 31, 2003

	Series 11	Series 12	Series 14
Revenue
Rental	$8,028,853	$11,616,951	$21,441,465
Interest and other	297,100	558,279	659,354

	8,325,953	12,175,230	22,100,819

Expenses
Interest	1,992,307	2,825,324	5,696,127
Depreciation and amortization	2,789,033	3,468,570	6,262,285
Taxes and insurance	1,249,122	1,762,022	3,095,810
Repairs and maintenance	1,563,243	2,357,657	3,931,847
Operating expenses	2,539,988	3,381,481	6,567,097
Other expenses	664,654	722,735	1,071,423

	10,798,347	14,517,789	26,624,589

NET LOSS	$(2,472,394)	$(2,342,559)	$(4,523,770)

Net loss allocated to Boston Capital Tax Credit Fund II Limited Partnership*	$(2,317,080)	$(1,950,541)	$(3,635,612)

Net income (loss) allocated to other partners	$(155,314)	$(392,018)	$(888,158)

*	Amounts include $278,006, $2,135,706, $1,021,764, $1,101,853, $1,304,995 and $2,197,888 for Series 7, Series 9, Series 10, Series 11, Series 12 and Series 14, respectively, of loss not recognized under the equity method of accounting as described in note A.

Note D - page 63
Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004

NOTE D —	RECONCILIATION OF FINANCIAL STATEMENT NET LOSS TO INCOME TAX RETURN (Continued)
For income tax purposes, the partnership reports using a December 31 year-end. The partnership’s net loss for financial reporting and tax return purposes for the year ended March 31, 2006 is reconciled as follows:

	Total	Series 7	Series 9	Series 10
Net loss for financial reporting purposes, March 31, 2006	$(2,205,558)	$1,021,377	$(289,855)	$542,148

Operating limited partnership rents received in advance	(7,188)	—	3,875	—

Accrued partnership management fees not recognized for tax purposes	(908,798)	(139,493)	(226,440)	(802,169)

Other	1,870,538	(1,781,731)	4,273,868	1,250,658

Operating limited partnership loss not allowed for financial reporting under equity method of accounting	(6,992,137)	(253,665)	(1,455,754)	(680,847)

Impairment loss in investment in operating limited partnership	2,402,030	—	—	160,877

Excess of tax depreciation over book depreciation on operating limited partnership assets	(1,804,542)	(22,521)	(370,521)	(177,685)

Difference due to fiscal year for book purposes and calendar year for tax purposes	(2,590,188)	(1,230,526)	(501,070)	(591,169)

Loss for tax return purposes, December 31, 2005	$(10,235,843)	$(2,406,559)	$1,434,103	$(298,187)

Note D - page 64
Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004

NOTE D —	RECONCILIATION OF FINANCIAL STATEMENT NET LOSS TO INCOME TAX RETURN (Continued)
For income tax purposes, the partnership reports using a December 31 year-end. The partnership’s net loss for financial reporting and tax return purposes for the year ended March 31, 2006 is reconciled as follows:

	Series 11	Series 12	Series 14
Net loss for financial reporting purposes, March 31, 2006	$(1,040,955)	$(1,020,456)	$(1,417,817)

Operating limited partnership rents received in advance	(4,363)	1,375	(8,075)

Accrued partnership management fees not recognized for tax purposes	249,892	235,916	(226,504)

Other	(543,046)	(1,089,347)	(239,864)

Operating limited partnership loss not allowed for financial reporting under equity method of accounting	(1,180,590)	(1,256,111)	(2,165,170)

Impairment loss in investment in operating limited partnership	1,259,406	473,486	508,261

Excess of tax depreciation over book depreciation on operating limited partnership assets	(212,804)	(329,727)	(691,284)

Difference due to fiscal year for book purposes and calendar year for tax purposes	(123,067)	82,576	(226,932)

Loss for tax return purposes, December 31, 2005	$(1,595,527)	$(2,902,288)	$(4,467,385)

Note D - page 65
Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004

NOTE D —	RECONCILIATION OF FINANCIAL STATEMENT NET LOSS TO INCOME TAX RETURN (Continued)
For income tax purposes, the partnership reports using a December 31 year-end. The partnership’s net loss for financial reporting and tax return purposes for the year ended March 31, 2005 is reconciled as follows:

	Total	Series 7	Series 9	Series 10
Net loss for financial reporting purposes, March 31, 2005	$(8,585,285)	$270,304	$858,692	$(1,037,311)

Operating limited partnership rents received in advance	(15,909)	—	(13,610)	(4,690)

Accrued partnership management fees not recognized for tax purposes	1,287,716	(71,529)	(129,598)	322,926

Other	411,842	(81,373)	(12,649)	(16,916)

Operating limited partnership loss not allowed for financial reporting under equity method of accounting	(7,605,989)	(292,536)	(1,508,541)	(901,116)

Impairment loss in investment in operating limited partnership	3,069,541	—	—	280,766

Excess of tax depreciation over book depreciation on operating limited partnership assets	(1,783,080)	(28,589)	(362,258)	(196,035)

Difference due to fiscal year for book purposes and calendar year for tax purposes	256,456	(35,585)	(1,924,983)	89,558

Loss for tax return purposes, December 31, 2004	$(12,964,708)	$(239,308)	$(3,092,947)	$(1,462,818)

Note D - page 66
Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004

NOTE D —	RECONCILIATION OF FINANCIAL STATEMENT NET LOSS TO INCOME TAX RETURN (Continued)
For income tax purposes, the partnership reports using a December 31 year-end. The partnership’s net loss for financial reporting and tax return purposes for the year ended March 31, 2005 is reconciled as follows:

	Series 11	Series 12	Series 14
Net loss for financial reporting purposes, March 31, 2005	$(1,335,886)	$(3,633,704)	$(3,707,380)

Operating limited partnership rents received in advance	(2,676)	(6,318)	11,385

Accrued partnership management fees not recognized for tax purposes	325,680	360,440	479,797

Other	644,500	(300,101)	178,381

Operating limited partnership loss not allowed for financial reporting under equity method of accounting	(1,762,715)	(1,136,202)	(2,004,879)

Impairment loss in investment in operating limited partnership	473,600	570,893	1,744,282

Excess of tax depreciation over book depreciation on operating limited partnership assets	(272,878)	(249,926)	(673,394)

Difference due to fiscal year for book purposes and calendar year for tax purposes	125,979	1,986,454	15,033

Loss for tax return purposes, December 31, 2004	$(1,804,396)	$(2,408,464)	$(3,956,775)

Note D - page 67
Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004

NOTE D —	RECONCILIATION OF FINANCIAL STATEMENT NET LOSS TO INCOME TAX RETURN (Continued)
For income tax purposes, the partnership reports using a December 31 year-end. The partnership’s net loss for financial reporting and tax return purposes for the year ended March 31, 2004 is reconciled as follows:

	Total	Series 7	Series 9	Series 10
Net loss for financial reporting purposes, March 31, 2004	$(9,202,407)	$(321,473)	$(1,663,701)	$(1,101,747)

Operating limited partnership rents received in advance	(19,342)	—	(8,199)	3,068

Accrued partnership management fees not recognized for tax purposes	2,294,577	104,772	518,316	329,484

Other	1,424,361	156,379	(130,726)	(50,123)

Operating limited partnership loss not allowed for financial reporting under equity method of accounting	(8,479,901)	(408,182)	(2,204,510)	(1,058,592)

Impairment loss in investment in operating limited partnership	2,170,579	—	706,730	246,427

Excess of tax depreciation over book depreciation on operating limited partnership assets	(2,141,103)	(225,968)	(262,670)	(189,255)

Difference due to fiscal year for book purposes and calendar year for tax purposes	(183,228)	82,802	(568,752)	32,768

Loss for tax return purposes, December 31, 2003	$(14,136,464)	$(611,670)	$(3,613,512)	$(1,787,970)

Note D - page 68
Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004

NOTE D —	RECONCILIATION OF FINANCIAL STATEMENT NET LOSS TO INCOME TAX RETURN (Continued)
For income tax purposes, the partnership reports using a December 31 year-end. The partnership’s net loss for financial reporting and tax return purposes for the year ended March 31, 2004 is reconciled as follows:

	Series 11	Series 12	Series 14
Net loss for financial reporting purposes, March 31, 2004	$(2,106,587)	$(1,189,549)	$(2,819,350)

Operating limited partnership rents received in advance	(5,322)	(5,380)	(3,509)

Accrued partnership management fees not recognized for tax purposes	325,680	383,268	633,057

Other	176,632	46,066	1,226,133

Operating limited partnership loss not allowed for financial reporting under equity method of accounting	(1,172,012)	(1,396,144)	(2,240,461)

Impairment loss in investment in operating limited partnership	542,101	141,919	533,402

Excess of tax depreciation over book depreciation on operating limited partnership assets	(232,018)	(468,469)	(762,723)

Difference due to fiscal year for book purposes and calendar year for tax purposes	63,593	100,858	105,503

Loss for tax return purposes, December 31, 2003	$(2,407,933)	$(2,387,431)	$(3,327,948)

Note D - page 69
Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004

NOTE D —	RECONCILIATION OF FINANCIAL STATEMENT NET LOSS TO INCOME TAX RETURN (Continued)
The differences between the investments in operating limited partnerships for tax purposes and financial statements purposes at March 31, 2006 are as follows:

	Total	Series 7	Series 9	Series 10
Investments in operating limited partnerships — tax return December 31, 2005	$(56,513,236)	$(3,649,753)	$(13,731,600)	$(6,866,640)

Add back losses not recognized under the equity method	46,837,812	1,284,578	11,059,438	5,361,506

Historic tax credits	2,211,207	—	—	—

Impairment loss in investments in operating limited partnerships	(8,428,055)	(86,382)	(555,257)	(516,870)

Less share of loss — three months ended March 31, 2006	(4,403,349)	(66,154)	(596,953)	(729,386)

Impairment loss not recognized for tax purposes	—	—	—	—

Other	23,992,478	2,517,711	3,824,372	3,121,343

Investments in operating limited partnerships — as reported, March 31, 2006	$3,696,857	$—	$—	$369,953

Note D - page 70
Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004

NOTE D —	RECONCILIATION OF FINANCIAL STATEMENT NET LOSS TO INCOME TAX RETURN (Continued)
The differences between the investments in operating limited partnerships for tax purposes and financial statements purposes at March 31, 2006 are as follows:

	Series 11	Series 12	Series 14
Investments in operating limited partnerships — tax return December 31, 2005	$(6,596,295)	$(10,201,183)	$(15,467,765)

Add back losses not recognized under the equity method	8,153,922	8,060,233	12,918,135

Historic tax credits	1,281,688	—	929,519

Impairment loss in investments in operating limited partnerships	(3,094,170)	(1,314,915)	(2,860,461)

Less share of loss — three months ended March 31, 2006	(721,702)	(613,706)	(1,675,448)

Impairment loss not recognized for tax purposes	—	—	—

Other	3,032,787	4,207,747	7,288,518

Investments in operating limited partnerships — as reported, March 31, 2006	$2,056,230	$138,176	$1,132,498

Note D - page 71
Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004

NOTE D —	RECONCILIATION OF FINANCIAL STATEMENT NET LOSS TO INCOME TAX RETURN (Continued)
The differences between the investments in operating limited partnerships for tax purposes and financial statements purposes at March 31, 2005 are as follows:

	Total	Series 7	Series 9	Series 10
Investments in operating limited partnerships — tax return December 31, 2004	$(43,891,246)	$(933,582)	$(14,553,159)	$(5,922,769)

Add back losses not recognized under the equity method	48,453,741	3,409,463	9,926,899	6,783,572

Historic tax credits	5,105,527	1,819,802	240,250	—

Impairment loss in investments in operating limited partnerships	(6,237,069)	(86,382)	(555,257)	(527,193)

Less share of loss — three months ended March 31, 2005	(4,403,349)	(66,154)	(596,953)	(729,386)

Impairment loss not recognized for tax purposes	(6,953,234)	(2,873,020)	(1,031,360)	—

Other	14,892,203	(1,239,856)	6,569,580	1,781,313

Investments in operating limited partnerships — as reported, March 31, 2005	$6,966,573	$30,271	$—	$1,385,537

Note D - page 72
Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004

NOTE D —	RECONCILIATION OF FINANCIAL STATEMENT NET LOSS TO INCOME TAX RETURN (Continued)
The differences between the investments in operating limited partnerships for tax purposes and financial statements purposes at March 31, 2005 are as follows:

	Series 11	Series 12	Series 14
Investments in operating limited partnerships — tax return December 31, 2004	$(5,051,736)	$(6,610,269)	$(10,819,731)

Add back losses not recognized under the equity method	8,742,587	7,558,550	12,032,670

Historic tax credits	1,281,688	—	1,763,787

Impairment loss in investments in operating limited partnerships	(1,834,764)	(841,429)	(2,392,044)

Less share of loss — three months ended March 31, 2005	(721,702)	(613,706)	(1,675,448)

Impairment loss not recognized for tax purposes	—	—	(3,048,854)

Other	338,324	1,291,629	6,151,213

Investments in operating limited partnerships — as reported, March 31, 2005	$2,754,397	$784,775	$2,011,593

Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE E — CASH EQUIVALENTS
On March 31, 2006 and 2005, Boston Capital Tax Credit Fund II Limited Partnership purchased $3,400,000 and $4,750,000 of corporate debt securities under agreements to resell on April 1, 2006 and April 1, 2005, respectively. Interest is earned at rates ranging from .40% to .95% per annum.
Additionally, cash equivalents of $95,048 and $135,997 as of March 31, 2006 and 2005, respectively, include money market accounts with interest rates ranging from .61% to .95% per annum.
NOTE F — NOTES RECEIVABLE
Notes receivable at March 31, 2006 and 2005 consist of advance installments of capital contributions and/or advances made to operating limited partnerships of $0 and $180,000, respectively. The notes are noninterest bearing and due on demand. The carrying amount of the notes receivable approximates fair value. These notes are secured by future installments of capital contributions or paid upon demand.

Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE G — QUARTERLY FINANCIAL INFORMATION
The following is a summary of the results of operations for each of the four quarters for the years indicated:

	First	Second	Third	Fourth
	Quarter	Quarter	Quarter	Quarter
2006

Total revenue	$11,805	$23,394	$6,810	$6,054

Loss from operations	(583,839)	(724,310)	(608,938)	(2,746,072)

Share of Income (losses) from Operating Limited Partnerships	127,604	612,334	(276,469)	1,994,132

Net loss	(456,235)	(111,976)	(885,407)	(751,940)

Net loss per BAC	(0.02)	(0.01)	(0.05)	(0.04)

2005

Total revenue	$4,678	$5,355	$14,030	$46,299

Loss from operations	(604,367)	(737,220)	(537,594)	(3,475,965)

Share of Income (losses) from Operating Limited Partnerships	(794,402)	(916,478)	(695,367)	(823,892)

Net loss	(1,398,769)	(1,653,698)	(1,232,961)	(4,299,857)

Net loss per BAC	(0.07)	(0.09)	(0.07)	(0.23)

2004

Total revenue	$8,931	$34,089	$10,703	$11,986

Loss from operations	(589,801)	(753,609)	(564,309)	(2,811,723)

Share of Income (losses) from Operating Limited Partnerships	(723,392)	(576,114)	(681,823)	(2,501,636)

Net loss	(1,313,193)	(1,329,723)	(1,246,132)	(5,313,359)

Net loss per BAC	(0.07)	(0.07)	(0.07)	(0.28)

Boston Capital Tax Credit Fund II Limited Partnership — Series 7
Schedule III — Real Estate and Accumulated Depreciation
March 31, 2006

				Cost Capitalized
				Subsequent to	Gross Amount at Which Carried
		Initial Cost to Company		Acquisition	at Close of Period						Life on Which
			Buildings and			Buildings and		Accumulated	Date of	Date	Depreciation
Description	Encumbrances	Land	Improvements	Improvements	Land	Improvements	Total	Depreciation	Construction	Acquired	is Computed

BRIARWOOD APTS LP	607,697	44,500	747,246	103,390	44,500	850,636	895,136	504,346	Dec-89	Dec-89	5-27.5
CREEKSIDE	1,252,684	89,016	1,290,616	298,532	89,016	1,589,148	1,678,164	404,109	Sep-89	Jun-89	5-27.5
DEER HILL II LP	1,438,945	103,000	1,424,556	338,656	103,000	1,763,212	1,866,212	1,070,599	May-89	Feb-90	5-27.5
HILLANDALE	4,370,266	601,653	4,198,973	2,901,375	601,653	7,100,348	7,702,001	3,793,210	Jan-90	Dec-89	5-27.5
LEBANON PROP II LP	560,457	3,000	730,187	99,787	3,000	829,974	832,974	470,459	Jul-89	Dec-89	5-27.5
OAK GROVE EST. LP	471,968	15,200	597,465	23,280	15,200	620,745	635,945	384,337	Sep-89	Dec-89	27.5
OAKVIEW LTD	1,105,948	35,280	1,375,820	126,908	35,280	1,502,728	1,538,008	692,404	Oct-89	Dec-89	40
WESTWOOD	1,370,622	96,600	1,355,174	403,539	108,580	1,758,713	1,867,293	1,112,774	Jul-90	Jul-90	5-27.5

	11,178,587	988,249	11,720,037	4,295,467	1,000,229	16,015,504	17,015,733	8,432,238

Since the Operating Partnerships maintain a calendar year end the information reported on this schedule is as of December 31, 2005.
**There were no carrying costs as of December 31, 2005. The column has been omitted for presentation purposes.

Notes to Schedule III
Boston Capital Tax Credit Fund II Limited Partnership — Series 7
Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period — 4/1/92		$41,816,362
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	1,735,711
Other	0

		$1,735,711
Deductions during period:
Cost of real estate sold	$0
Other*	0

		$0

Balance at close of period — 3/31/93		$43,552,073
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	147,543
Other	0

		$147,543
Deductions during period:
Cost of real estate sold	$0
Other*	0

		$0

Balance at close of period — 3/31/94		$43,699,616
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	58,462
Other	0

		$58,462
Deductions during period:
Cost of real estate sold	$0
Other	(261,992)

		$(261,992)

Balance at close of period — 3/31/95		$43,496,086

Notes to Schedule III
Boston Capital Tax Credit Fund II Limited Partnership — Series 7 (Continued)

Balance at close of period — 3/31/95		$43,496,086
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	26,794
Other	0

		$26,794
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/96		$43,522,880
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	0
Other	0

		$0
Deductions during period:
Cost of real estate sold	$0
Other	(12,480,477)

		$(12,480,477)

Balance at close of period — 3/31/97		$31,042,403
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	44,376
Other	0

		$44,376
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/98		$31,086,779

Notes to Schedule III
Boston Capital Tax Credit Fund II Limited Partnership — Series 7 (Continued)

Balance at close of period — 3/31/98		$31,086,779
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	56,791
Other	0

		$56,791
Deductions during period:
Cost of real estate sold	$0
Other	(1,070,393)

		$(1,070,393)

Balance at close of period — 3/31/99		$30,073,177
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	56,415
Other	0

		$56,415
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/00		$30,129,592
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	976,119
Other	0

		$976,119
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/01		$31,105,711

Notes to Schedule III
Boston Capital Tax Credit Fund II Limited Partnership — Series 7 (Continued)

Balance at close of period — 3/31/01		$31,105,711
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	323,443
Other	0

		$323,443
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/02		$31,429,154
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	53,123
Other	0

		$53,123
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/03		$31,482,277
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	137,814
Other	0

		$137,814
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/04		$31,620,091

Notes to Schedule III
Boston Capital Tax Credit Fund II Limited Partnership — Series 7 (Continued)

Balance at close of period — 3/31/04		$31,620,091
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	52,678
Other	0

		$52,678
Deductions during period:
Cost of real estate sold	$(9,313,591)
Other	0

		$(9,313,591)

Balance at close of period — 3/31/05		$22,359,178
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	252,163
Other	0

		$252,163
Deductions during period:
Cost of real estate sold	$(5,595,608)
Other	0

		$(5,595,608)

Balance at close of period — 3/31/06		$17,015,733

Notes to Schedule III
Boston Capital Tax Credit Fund II Limited Partnership — Series 7 (Continued)
Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period — 4/1/92		$2,312,199
Current year expense	$1,360,178

Balance at close of period — 3/31/93		$3,672,377
Current year expense	$1,436,830

Balance at close of period — 3/31/94		$5,109,207
Current year expense	$1,391,094

Balance at close of period — 3/31/95		$6,500,301
Current year expense	$1,384,980

Balance at close of period — 3/31/96		$7,885,281
Current year expense	$(333,705)

Balance at close of period — 3/31/97		$7,551,576
Current year expense	$980,513

Balance at close of period — 3/31/98		$8,532,089
Current year expense	$100,126

Balance at close of period — 3/31/99		$8,632,215
Current year expense	$956,619

Balance at close of period — 3/31/00		$9,588,834
Current year expense	$937,982

Balance at close of period — 3/31/01		$10,526,816
Current year expense	$939,004

Balance at close of period — 3/31/02		$11,465,820
Current year expense	$1,012,788

Balance at close of period — 3/31/03		$12,478,608
Current year expense	$1,017,224

Balance at close of period — 3/31/04		$13,495,832
Current year expense	$739,721
Reduction of Real Estate sold	(3,476,831)

Balance at close of period — 3/31/05		$10,758,722
Current year expense	$531,925
Reduction of Real Estate sold	(2,858,409)

Balance at close of period — 3/31/06		$8,432,238

Boston Capital Tax Credit Fund II Limited Partnership — Series 9
Schedule III — Real Estate and Accumulated Depreciation
March 31, 2006

				Cost
				Capitalized
				Subsequent to	Gross Amount at Which Carried
		Initial Cost to Company		Acquisition	at Close of Period						Life on Which
			Buildings and			Buildings and		Accumulated	Date of	Date	Depreciation
Description	Encumbrances	Land	Improvements	Improvements	Land	Improvements	Total	Depreciation	Construction	Acquired	is Computed

BEAVER BROOK	1,154,618	135,070	1,395,155	151,973	135,070	1,547,128	1,682,198	917,304	May-90	Apr-90	27.5
BIG LAKE SENIORS	539,096	27,804	732,961	23,998	27,804	756,959	784,763	197,392	Jun-95	Apr-94	5-27.5
BLAKELY	1,024,766	50,000	1,159,403	115,074	50,000	1,274,477	1,324,477	725,277	May-90	May-90	5-27.5
BLANCO SR	504,184	40,147	679,816	0	40,147	679,816	719,963	202,135	Sep-94	Dec-93	7-40
BLOOMINGDALE	1,440,549	100,338	1,771,660	21,170	100,338	1,792,830	1,893,168	1,055,910	Mar-90	May-90	5-27.5
BROOKLYN	1,079,144	9,000	1,416,895	177,746	9,000	1,594,641	1,603,641	716,886	May-90	May-90	5-27.5
COTTON MILL ASSOC.	1,430,303	75,000	1,730,384	20,700	75,000	1,751,084	1,826,084	659,947	Jul-93	Oct-92	5-27.5
FAWN RIVER	3,615,028	77,000	4,396,993	578,972	77,000	4,975,965	5,052,965	2,284,744	Oct-90	Oct-90	27.5
FOUNTAIN GREEN	692,492	68,134	880,440	6,779	68,134	887,219	955,353	517,081	May-90	Jun-90	27.5
GLENWOOD HOTEL	629,185	25,000	1,128,486	21,864	25,000	1,150,350	1,175,350	673,388	Jun-90	Jun-90	7-27.5
GRIFTON	1,204,396	35,393	1,170,847	416,875	35,393	1,587,722	1,623,115	436,204	Feb-94	Sep-93	7-27.5
HACIENDA VILLA	3,465,729	233,165	7,304,446	199,527	274,352	7,503,973	7,778,325	3,060,170	Jan-90	Apr-90	40
HAINES CITY	1,407,724	100,000	1,709,218	25,771	100,000	1,734,989	1,834,989	1,051,205	Feb-90	Apr-90	27.5
IMMOKALEE	2,145,703	160,000	2,732,134	169,662	160,000	2,901,796	3,061,796	1,167,753	May-90	May-90	7-27.5

Boston Capital Tax Credit Fund II Limited Partnership — Series 9
Schedule III — Real Estate and Accumulated Depreciation
March 31, 2006

				Cost Capitalized
				Subsequent to	Gross Amount at Which Carried
		Initial Cost to Company		Acquisition	at Close of Period						Life on Which
			Buildings and			Buildings and		Accumulated	Date of	Date	Depreciation
Description	Encumbrances	Land	Improvements	Improvements	Land	Improvements	Total	Depreciation	Construction	Acquired	is Computed

KRISTIN PARK	1,358,710	117,179	1,694,459	110,508	117,179	1,804,967	1,922,146	753,227	Jun-90	Mar-90	27.5
LE GRANDE ENTERPRISES	1,689,640	13,090	2,232,493	17,170	67,500	2,249,663	2,317,163	577,965	Oct-93	Nov-92	5-50
LONGMEADOW	1,447,429	95,000	1,765,749	53,355	95,000	1,819,104	1,914,104	727,606	Aug-90	Aug-90	10-40
MEADOW RUN	623,474	44,400	784,163	30,380	44,400	814,543	858,943	469,135	May-90	May-90	27.5
MEADOWCREST	2,745,417	286,065	4,982,274	92,162	286,065	5,074,436	5,360,501	3,066,161	Oct-90	Sep-90	5-27.5
NEWFANE SENIOR	872,784	30,000	1,211,708	85,860	30,000	1,297,568	1,327,568	654,185	Sep-92	Oct-92	5-27.5
OLD STAGE	1,236,935	39,840	1,517,419	12,473	39,840	1,529,892	1,569,732	877,525	Sep-90	May-90	27.5
PLEASANTON SR	601,552	40,000	813,308	12,507	40,000	825,815	865,815	276,957	Jul-93	Dec-93	40
POLKTON HOUSING	620,047	25,038	754,785	23,113	25,038	777,898	802,936	414,251	Dec-93	Jan-94	5-27.5
PRINCESS MANOR	1,459,799	57,066	1,869,314	46,750	57,066	1,916,064	1,973,130	1,032,877	Aug-90	Jun-90	5-27.5
PRINCESS VILLAS	1,458,825	63,104	1,786,927	31,762	63,104	1,818,689	1,881,793	977,117	Aug-90	Jun-90	5-27.5
PUTNEY FIRST	1,396,953	128,800	1,804,424	32,287	128,800	1,836,711	1,965,511	620,150	May-93	Dec-92	5-27.5
QUAIL HOLLOW- WARSAW	1,371,684	33,500	1,747,578	8,435	33,500	1,756,013	1,789,513	688,104	Sep-90	Jul-90	7-40
RAINBOW GARDENS	1,181,645	70,000	1,450,989	4,198	70,000	1,455,187	1,525,187	689,422	Jun-93	Dec-92	7-27.5
RAITT ST APTS	842,737	270,281	1,221,755	0	270,281	1,221,755	1,492,036	549,786	Aug-93	May-93	5-27.5
SCHOOL ST. II	624,063	37,622	1,585,434	50,266	37,622	1,635,700	1,673,322	791,696	Jun-93	Jun-93	7-27.5
SOUTH PARIS	1,449,778	65,000	1,853,831	60,171	65,000	1,914,002	1,979,002	836,482	Oct-92	Nov-92	5-27.5

Boston Capital Tax Credit Fund II Limited Partnership — Series 9
Schedule III — Real Estate and Accumulated Depreciation
March 31, 2006

				Cost Capitalized
				Subsequent to	Gross Amount at Which Carried
		Initial Cost to Company		Acquisition	at Close of Period						Life on Which
			Buildings and			Buildings and		Accumulated	Date of	Date	Depreciation
Description	Encumbrances	Land	Improvements	Improvements	Land	Improvements	Total	Depreciation	Construction	Acquired	is Computed

SOUTHWESTERN	1,389,880	30,000	1,766,094	84,864	30,000	1,850,958	1,880,958	1,105,147	May-90	May-90	7-27.5
SPRINGFIELD	3,977,639	775,955	4,177,205	5,220,229	775,955	9,397,434	10,173,389	4,902,412	Jun-91	Jun-90	5-27.5
SUNSHINE	1,440,426	127,000	1,729,289	204,775	120,902	1,934,064	2,054,966	1,096,857	Nov-90	Sep-90	5-27.5
SURRY VILLAGE II	843,383	60,000	938,244	8,219	50,718	946,463	997,181	561,885	Jan-90	May-90	5-27.5
TAPPAHANNOCK GREENS	1,460,796	122,500	1,703,483	60,874	122,500	1,764,357	1,886,857	819,748	May-94	Mar-94	5-27.5
TWIN OAKS	1,110,415	53,636	1,397,601	5,875	53,636	1,403,476	1,457,112	817,480	May-90	May-90	5-27.5
VILLAGE OAKS	714,625	42,140	884,614	39,488	42,140	924,102	966,242	536,810	Feb-90	Jun-90	5-27.5
WESTSIDE	2,199,230	25,000	4,022,240	(47,900)a	25,000	3,974,340	3,999,340	2,200,318	Dec-90	Jun-90	5-27.5
WESTWOOD	1,370,622	96,660	1,690,074	68,639	108,580	1,758,713	1,867,293	1,112,774	Jul-90	Jul-90	27.5

	55,821,405	3,884,927	75,594,292	8,246,571	3,977,064	83,840,863	87,817,927	40,821,473

Since the Operating Partnerships maintain a calendar year end, the information reported on this schedule is as of December 31, 2005.
There we no carrying costs as of December 31, 2005. The Column has been omitted for presentation purposes.

Notes to Schedule III
Boston Capital Tax Credit Fund II Limited Partnership — Series 9
Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period — 4/1/92		$122,231,856
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	3,447,429
Improvements, etc	143,343
Other	0
		$3,590,772
Deductions during period:
Cost of real estate sold	$(7,395,934)
Other	(24,083)

		$(7,420,017)

Balance at close of period — 3/31/93		$118,402,611
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	3,591,731
Improvements, etc	9,011,423
Other	0

		$12,603,154
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/94		$131,005,765
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	2,630,397
Improvements, etc	1,266,494
Other	0

		$3,896,891
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/95		$134,902,656

Notes to Schedule III
Boston Capital Tax Credit Fund II Limited Partnership — Series 9 (Continued)

Balance at close of period — 3/31/95		$134,902,656
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	818,652
Other	0

		$818,652
Deductions during period:
Cost of real estate sold	$0
Other	0

		0

Balance at close of period — 3/31/96		$135,721,308
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	0
Other	0

		$0
Deductions during period:
Cost of real estate sold	$0
Other	(2,117,890)

		(2,117,890)

Balance at close of period — 3/31/97		$133,603,418
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	355,226
Other	0

		$355,226
Deductions during period:
Cost of real estate sold	$0
Other	0

		0

Balance at close of period — 3/31/98		$133,958,644

Notes to Schedule III
Boston Capital Tax Credit Fund II Limited Partnership — Series 9 (Continued)

Balance at close of period — 3/31/98		$133,958,644
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	570,512
Other	0

		$570,512
Deductions during period:
Cost of real estate sold	$0
Other	(990,393)

		(990,393)

Balance at close of period — 3/31/99		$133,538,763
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	374,174
Other	0

		$374,174
Deductions during period:
Cost of real estate sold	$0
Other	(531,712)

		(531,712)

Balance at close of period — 3/31/00		$133,381,225
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	322,286
Other	0

		$322,286
Deductions during period:
Cost of real estate sold	$0
Other	0

		0

Balance at close of period — 3/31/01		$133,703,511

Notes to Schedule III
Boston Capital Tax Credit Fund II Limited Partnership — Series 9 (Continued)

Balance at close of period — 3/31/01		$133,703,511
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	523,585
Other	0

		$523,585
Deductions during period:
Cost of real estate sold	$0
Other	0

		0

Balance at close of period — 3/31/02		$134,227,096
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	539,685
Other	0

		$539,685
Deductions during period:
Cost of real estate sold	$(11,255,722)
Other	0

		(11,255,722)

Balance at close of period — 3/31/03		$123,511,059
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	401,897
Other	0

		$401,897
Deductions during period:
Cost of real estate sold	$0
Other	0

		0

Balance at close of period — 3/31/04		$123,912,956

Notes to Schedule III
Boston Capital Tax Credit Fund II Limited Partnership — Series 9 (Continued)

Balance at close of period — 3/31/04		$123,912,956
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	118,694
Other	0

		$401,897
Deductions during period:
Cost of real estate sold	$(35,486,480)
Other	0

		(35,486,480)

Balance at close of period — 3/31/05		$88,545,170
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	316,010
Other	0

		$316,010
Deductions during period:
Cost of real estate sold	$(1,043,253)
Other	0

		(1,043,253)

Balance at close of period — 3/31/06		$87,817,927

Notes to Schedule III
Boston Capital Tax Credit Fund II Limited Partnership — Series 9 (Continued)
Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period — 4/1/92		$6,203,920
Current year expense	$4,059,735

Balance at close of period — 3/31/93		$10,263,655
Current year expense	$4,195,190

Balance at close of period — 3/31/94		$14,458,845
Current year expense	$4,588,398

Balance at close of period — 3/31/95		$19,047,243
Current year expense	$4,535,644

Balance at close of period — 3/31/96		$23,582,887
Current year expense	$4,517,586

Balance at close of period — 3/31/97		$28,100,473
Current year expense	$4,359,076

Balance at close of period — 3/31/98		$32,459,549
Current year expense	$3,444,078

Balance at close of period — 3/31/99		$35,903,627
Current year expense	$4,028,593

Balance at close of period — 3/31/00		$39,932,220
Current year expense	$4,198,128

Balance at close of period — 3/31/01		$44,130,348
Current year expense	$4,089,155

Balance at close of period — 3/31/02		$48,219,503
Current year expense	$329,965

Balance at close of period — 3/31/03		$48,549,468
Current year expense	$3,928,201

Balance at close of period — 3/31/04		$52,477,669
Current year expense	$2,257,172
Reduction for Real Estate sold	(15,910,686)

Balance at close of period — 3/31/05		$38,824,155
Current year expense	$2,583,478
Reduction for Real Estate sold	(586,160)

Balance at close of period — 3/31/06		$40,821,473

Boston Capital Tax Credit Fund II Limited Partnership — Series 10
Schedule III — Real Estate and Accumulated Depreciation
March 31, 2006

				Cost
				Capitalized
				Subsequent to		Gross Amount at Which Carried
		Initial Cost to Company		Acquisition		at Close of Period						Life on Which
			Buildings and				Buildings and		Accumulated	Date of	Date	Depreciation
Description	Encumbrances	Land	Improvements	Improvements		Land	Improvements	Total	Depreciation	Construction	Acquired	is Computed

ACKERMAN	517,368	42,000	619,380	301,233		42,000	920,613	962,613	280,820	Jun-94	Sep-93	5-27.5
ATHENS II	1,308,129	75,000	1,642,281	52,361		75,000	1,694,642	1,769,642	657,013	Jun-90	Aug-90	5-27.5
AUTUMN LANE	717,926	34,094	891,072	1,281		34,094	892,353	926,447	506,937	Nov-90	Aug-89	5-27.5
BAYTREE	936,993	44,759	1,099,246	157,795		44,759	1,257,041	1,301,800	715,926	Jul-90	Nov-88	5-27.5
BENCHMARK	1,086,606	60,600	1,137,112	236,467		60,600	1,373,579	1,434,179	753,973	Jul-90	Nov-88	5-27.5
BRENTWOOD	933,763	64,999	1,163,002	63,887		64,999	1,226,889	1,291,888	481,823	Oct-90	Nov-90	5-27.5
BRIARWOOD	1,448,443	154,900	1,898,553	(269,824)		154,900	1,628,729	1,783,629	875,469	Aug-90	Aug-90	7-27.5
BUTLER PROPERTIES	490,644	37,500	376,730	223,430		37,500	600,160	637,660	214,243	Feb-91	Dec-90	5-27.5
CANDLEWICK PLACE	1,223,715	70,800	1,500,289	107,783		70,800	1,608,072	1,678,872	570,758	Oct-92	Dec-92	5-27.5
CEDARSTONE	754,415	66,000	955,695	73,131		66,000	1,028,826	1,094,826	374,851	May-93	May-93	5-40
CHARLTON COURT	1,170,623	56,144	1,449,050	3,301		56,144	1,452,351	1,508,495	720,043	Jan-93	Dec-92	7-27.5
CHUCKATUCK	1,441,053	128,725	1,731,557	37,472		128,725	1,769,029	1,897,754	854,190	Feb-90	Nov-90	12-40
CLOVERLEAF I	834,448	54,740	969,048	20,339		54,740	989,387	1,044,127	583,039	Apr-90	Nov-90	5-27.5
CLOVERLEAF II	853,200	66,488	981,480	22,147		66,488	1,003,627	1,070,115	590,236	Apr-90	Nov-90	5-27.5
DALLAS	1,413,266	230,059	3,408,933	(140,931	)*	230,059	3,268,002	3,498,061	1,875,708	Oct-90	Dec-91	5-27.5
ELLAVILLE	767,477	45,000	977,293	5,441		45,000	982,734	1,027,734	583,825	Feb-90	Jul-90	5-27.5
GREAT FALLS	874,891	38,292	1,053,154	7,477		38,292	1,060,631	1,098,923	607,271	Oct-90	Nov-90	5-27.5
HARTWAY PROPERTIES	892,275	49,000	1,116,507	29,540		49,000	1,146,047	1,195,047	486,788	Jun-90	Jul-90	5-27.5

Boston Capital Tax Credit Fund II Limited Partnership — Series 10
Schedule III — Real Estate and Accumulated Depreciation
March 31, 2006

				Cost
				Capitalized
				Subsequent to		Gross Amount at Which Carried
		Initial Cost to Company		Acquisition		at Close of Period						Life on Which
			Buildings and				Buildings and		Accumulated	Date of	Date	Depreciation
Description	Encumbrances	Land	Improvements	Improvements		Land	Improvements	Total	Depreciation	Construction	Acquired	is Computed

IRONTON ESTATES	604,157	29,500	794,461	19,474		29,500	813,935	843,435	417,798	Jan-93	May-93	5-27.5
LAMBERT SQUARE	962,903	41,200	1,243,568	35,349		41,200	1,278,917	1,320,117	422,896	Jan-93	May-93	5-50
LONGVIEW	853,262	25,000	1,071,946	72,706		25,000	1,144,652	1,169,652	673,884	Jun-90	Nov-90	5-27.5
MAIDU	1,680,774	56,500	4,890,261	310,930		56,500	5,201,191	5,257,691	2,798,685	Aug-90	Nov-88	27.5
MEADOWBROOK	1,441,429	75,141	1,789,549	5,208		75,141	1,794,757	1,869,898	1,063,284	Dec-91	Mar-91	5-27.5
MORGANTOWN	751,617	36,000	930,187	7		36,000	930,194	966,194	343,234	Dec-90	Aug-90	5-27.5
NEWNAN	1,840,539	92,706	4,128,942	(209,890	)*	92,706	3,919,052	4,011,758	2,274,821	Oct-90	Dec-90	27.5
PARKWOOD	2,621,179	316,667	4,358,381	15,610		316,667	4,373,991	4,690,658	2,433,224	May-91	Mar-91	40
PINETREE MANOR	957,317	30,000	1,210,633	44,011		30,000	1,254,644	1,284,644	417,557	Jan-93	Nov-92	7-40
PINEVIEW	938,810	125,000	1,178,400	10,823		125,000	1,189,223	1,314,223	682,726	Dec-90	Sep-90	7-27.5
ROSEWOOD VILLAGE	634,330	36,000	806,255	5,086		36,000	811,341	847,341	475,367	Jul-90	Jul-90	5-27.5
STOCKTON ESTATES	430,342	17,500	647,699	(216,866)		25,678	430,833	456,511	175,274	Jan-93	Feb-93	5-27.5
STRATFORD SQUARE	735,021	63,000	443,433	488,388		63,000	931,821	994,821	327,937	Feb-93	Oct-92	5-40
SUMMER GLEN	1,443,711	147,225	1,669,056	164,531		147,225	1,833,587	1,980,812	618,973	Mar-93	Nov-92	5-40

Boston Capital Tax Credit Fund II Limited Partnership — Series 10
Schedule III — Real Estate and Accumulated Depreciation
March 31, 2006

				Cost
				Capitalized
				Subsequent to	Gross Amount at Which Carried
		Initial Cost to Company		Acquisition	at Close of Period						Life on Which
			Buildings and			Buildings and		Accumulated	Date of	Date	Depreciation
Description	Encumbrances	Land	Improvements	Improvements	Land	Improvements	Total	Depreciation	Construction	Acquired	is Computed

WICHITA WEST	1,635,896	110,377	2,920,599	156,779	110,377	3,077,378	3,187,755	1,765,719	Jul-90	Jul-90	7-27.5
WOODSIDE HOUSING	1,449,053	60,140	1,926,294	56,227	60,140	1,982,521	2,042,661	779,524	Nov-90	Dec-90	5-27.5
	36,645,575	2,581,056	52,980,046	1,890,703	2,589,234	54,870,749	57,459,983	27,403,816

Since the Operating Partnerships maintain a calendar year end, the information reported on this schedule is as of December 31, 2005.
There we no carrying costs as of December 31, 2005. The Column has been omitted for presentation purposes.

Notes to Schedule III
Boston Capital Tax Credit Fund II Limited Partnership — Series 10
Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period — 4/1/92		$73,561,151
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	2,204,866
Improvements, etc	314,333
Other	0
		$2,519,199
Deductions during period:
Cost of real estate sold	$(7,395,934)
Other	0

		$(7,395,934)

Balance at close of period — 3/31/93		$68,684,416
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	8,492,161
Improvements, etc	6,297,007
Other	0
		$14,789,168
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/94		$83,473,584
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	313,600
Improvements, etc	0
Other	0

		$313,600
Deductions during period:
Cost of real estate sold	0
Other	0

		$0

Balance at close of period — 3/31/95		$83,787,184

Notes to Schedule III
Boston Capital Tax Credit Fund II Limited Partnership — Series 10 (Continued)

Balance at close of period — 3/31/95		$83,787,184
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc
Other	86,855

		$86,855
Deductions during period:
Cost of real estate sold	$0
Other	(440,637)

		(440,637)

Balance at close of period — 3/31/96		$83,433,402
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	0
Other	186,916

		$186,196
Deductions during period:
Cost of real estate sold	$0
Other	0

		0

Balance at close of period — 3/31/97		$83,620,318
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	116,256
Other	0

		$116,256
Deductions during period:
Cost of real estate sold	$0
Other	0

		0

Balance at close of period — 3/31/98		$83,736,574

Notes to Schedule III
Boston Capital Tax Credit Fund II Limited Partnership — Series 10 (Continued)

Balance at close of period — 3/31/98		$83,736,574
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	530,895
Other	0

		$530,895
Deductions during period:
Cost of real estate sold	$0
Other	(1,589,126)

		(1,589,126)

Balance at close of period — 3/31/99		$82,678,343
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	489,722
Other	0

		$489,722
Deductions during period:
Cost of real estate sold	$0
Other	0

		0

Balance at close of period — 3/31/00		$83,168,065
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	156,226
Other	0

		$156,226
Deductions during period:
Cost of real estate sold	$0
Other	0

		0

Balance at close of period — 3/31/01		$83,324,291

Notes to Schedule III
Boston Capital Tax Credit Fund II Limited Partnership — Series 10 (Continued)

Balance at close of period — 3/31/01		$83,324,291
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	257,618
Other	0

		$257,618
Deductions during period:
Cost of real estate sold	$0
Other	0

		0

Balance at close of period — 3/31/02		$83,581,909
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	141,429
Other	0

		$141,429
Deductions during period:
Cost of real estate sold	$(3,748,588)
Other	0

		(3,748,588)

Balance at close of period — 3/31/03		$79,974,750
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	(8,393)
Other	0

		$(8,393)
Deductions during period:
Cost of real estate sold	$0
Other	0

		0

Balance at close of period — 3/31/04		$79,966,357

Notes to Schedule III
Boston Capital Tax Credit Fund II Limited Partnership — Series 10 (Continued)

Balance at close of period — 3/31/04		$79,966,357

Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	208,435
Other	0

		$208,435
Deductions during period:
Cost of real estate sold	$(2,676,780)
Other	0

		$(2,676,780)

Balance at close of period — 3/31/05		$77,498,012
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	180,032
Other	0

		$180,032
Deductions during period:
Cost of real estate sold	$(20,218,061)
Other	0

		$(20,218,061)

Balance at close of period — 3/31/06		$57,459,983

Notes to Schedule III
Boston Capital Tax Credit Fund II Limited Partnership — Series 10 (Continued)
Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period — 4/1/92		$3,259,154
Current year expense	$2,487,975

Balance at close of period — 3/31/93		$5,747,129
Current year expense	$2,881,214

Balance at close of period — 3/31/94		$8,628,343
Current year expense	$2,883,271

Balance at close of period — 3/31/95		$11,511,614
Current year expense	$2,768,634

Balance at close of period — 3/31/96		$14,280,248
Current year expense	$2,797,002

Balance at close of period — 3/31/97		$17,077,250
Current year expense	$2,780,726

Balance at close of period — 3/31/98		$19,857,976
Current year expense	$2,397,434

Balance at close of period — 3/31/99		$22,255,410
Current year expense	$2,459,142

Balance at close of period — 3/31/00		$24,714,552
Current year expense	$2,579,970

Balance at close of period — 3/31/01		$27,294,522
Current year expense	$2,628,315

Balance at close of period — 3/31/02		$29,922,837
Current year expense	$1,200,562

Balance at close of period — 3/31/03		$31,123,399
Current year expense	$2,289,719

Balance at close of period — 3/31/04		$33,413,118
Current year expense	$2,289,719
Reduction for Real Estate sold	$(921,828)

Balance at close of period — 3/31/05		$34,832,887
Current year expense	$1,743,747
Reduction for Real Estate sold	$(9,172,818)

Balance at close of period — 3/31/06		$27,403,816

Boston Capital Tax Credit Fund II Limited Partnership — Series 11
Schedule III — Real Estate and Accumulated Depreciation
March 31, 2006

				Cost
				Capitalized
				Subsequent to		Gross Amount at Which Carried
		Initial Cost to Company		Acquisition		at Close of Period						Life on Which
			Buildings and				Buildings and		Accumulated	Date of	Date	Depreciation
Description	Encumbrances	Land	Improvements	Improvements		Land	Improvements	Total	Depreciation	Construction	Acquired	is Computed

ACADEMY HILL	1,345,895	119,500	1,607,604	28,193		120,880	1,635,797	1,756,677	902,717	Feb-91	Feb-91	5-27.5
ASPEN SQUARE	1,794,910	150,413	2,118,648	143,848		150,703	2,262,496	2,413,199	787,585	Nov-90	Nov-90	5-27.5
BRIDGEVIEW	1,330,582	50,686	1,586,090	110,942		50,686	1,697,032	1,747,718	1,053,248	Dec-89	Dec-90	5-27.5
BUCKEYE	1,309,013	93,421	1,584,893	102,254		93,421	1,687,147	1,780,568	694,679	Aug-90	Dec-90	5-27.5
CHURCH HILL	933,907	63,232	663,136	577,665		63,232	1,240,801	1,304,033	477,070	Jan-91	Dec-90	7-40
COPPER CREEK	1,148,966	77,750	1,410,989	73,445		77,750	1,484,434	1,562,184	520,206	Sep-90	Nov-90	5-27.5
CORONADO	0	9,998	1,499,265	62,046		9,998	1,561,311	1,571,309	856,167	Apr-91	Feb-91	5-27.5
CRESTWOOD	3,480,724	360,000	10,649,129	467,933		360,000	11,117,062	11,477,062	5,634,593	Jul-91	Jan-91	7-27.5
DALLAS APTS.	1,413,266	230,059	3,408,933	(140,931	)*	230,059	3,268,002	3,498,061	1,875,708	Oct-90	Dec-90	7-27.5
DENMARK I	752,785	54,000	915,172	29,419		54,000	944,591	998,591	540,887	Jun-90	Nov-90	27.5
DENMARK II	799,532	36,000	1,003,547	3,610		36,000	1,007,157	1,043,157	586,350	Jun-90	Nov-90	5-27.5
EL DORADO SPRINGS	567,274	22,500	735,245	46,925		17,176	782,170	799,346	466,238	Sep-90	Nov-90	5-27.5
ELDERLY HOUSING OF MACON	1,574,752	50,000	1,992,329	3,955		50,000	1,996,284	2,046,284	656,186	Apr-93	May-93	5-27.5
EUTAW ELDERLY	1,585,309	24,000	1,972,439	55,337		24,000	2,027,776	2,051,776	615,706	Dec-93	May-93	5-50
FARMERVILLE	947,980	57,015	1,195,142	58,051		57,015	1,253,193	1,310,208	467,476	Apr-91	Jan-91	5-27.5
FRANKLIN SCHOOL	1,167,336	112,032	2,528,326	2,302,345		112,032	4,830,671	4,942,703	2,410,219	Dec-91	Oct-90	27.5
HARBOR VIEW	1,449,615	143,957	1,802,615	(1,800,307)		143,957	2,308	146,265	1,643	Jul-90	Dec-90	7-27.5
HILLTOP APTS.	1,384,932	178,736	1,545,237	37,942		178,736	1,583,179	1,761,915	666,179	Nov-92	Jan-93	27.5
HOLLAND SENIOR	880,268	27,500	1,096,333	96,601		27,500	1,192,934	1,220,434	704,485	Jun-90	Nov-90	27.5
HOLLY SENIOR	897,214	36,882	1,139,044	101,353		36,882	1,240,397	1,277,279	727,927	Oct-90	Nov-90	27.5

Boston Capital Tax Credit Fund II Limited Partnership — Series 11
Schedule III — Real Estate and Accumulated Depreciation
March 31, 2006

				Cost Capitalized
				Subsequent to		Gross Amount at Which Carried
		Initial Cost to Company		Acquisition		at Close of Period						Life on Which
			Buildings and				Buildings and		Accumulated	Date of	Date	Depreciation
Description	Encumbrances	Land	Improvements	Improvements		Land	Improvements	Total	Depreciation	Construction	Acquired	is Computed

IVAN WOODS	2,504,813	275,000	4,347,328	121,344		275,000	4,468,672	4,743,672	2,544,943	Apr-91	Feb-91	5-27.5
KAPLAN MANOR	905,965	66,000	1,106,192	115,603		66,000	1,221,795	1,287,795	476,036	Dec-90	Dec-90	7-40
LAKEWOOD	934,033	53,100	1,162,254	70,232		53,100	1,232,486	1,285,586	470,698	May-91	Jan-91	5-27.5
LICKING ASSOCIATES	397,591	14,000	316,889	224,462		14,000	541,351	555,351	259,119	Mar-92	Nov-91	5-27.5
LONDON ARMS	2,681,809	37,500	3,479,332	8,295	*	37,500	3,487,627	3,525,127	1,895,208	Dec-90	Dec-90	5-27.5
MAIDU	1,680,774	56,500	4,890,261	310,930		56,500	5,201,191	5,257,691	2,798,685	Dec-91	Mar-91	7-27.5
MANNING PROPERTIES	819,995	44,125	1,015,703	8,363		44,125	1,024,066	1,068,191	588,138	Nov-90	Nov-90	5-27.5
METTER	1,428,416	44,500	1,770,511	12,340		45,141	1,782,851	1,827,992	861,536	May-93	Dec-92	5-27.5
NEVADA MANOR	632,655	50,000	782,543	37,751		50,000	820,294	870,294	494,571	Oct-90	Nov-90	5-27.5
NEWNAN APTS.	1,840,539	92,706	4,128,942	(209,890	)*	92,705	3,919,052	4,011,757	2,274,821	Oct-90	Dec-90	5-27.5
OATKA VILLIAGE	898,221	35,000	1,151,205	103,814		35,000	1,255,019	1,290,019	718,672	Jun-90	Nov-90	5-27.5
RPI #18 L.P.	1,204,728	100	1,776,840	123,538		100	1,900,378	1,900,478	1,053,593	Dec-90	Dec-90	5-27.5
SIERRA SPRINGS	1,150,045	52,290	1,448,815	79,728		52,387	1,528,543	1,580,930	521,315	Nov-90	Nov-90	5-27.5
SOUTH FORK	1,434,526	100,000	1,782,527	51,250		100,000	1,833,777	1,933,777	857,417	Feb-91	Feb-91	5-27.5
TWIN OAKS OF ALLENDALE	764,815	71,305	951,711	(155,350	)*	71,305	796,361	867,666	452,632	Sep-90	Dec-90	5-27.5
WASHINGTON	936,221	55,050	1,150,878	71,234		55,050	1,222,112	1,277,162	466,995	Mar-91	Jan-91	7-40
WILDRIDGE	1,351,090	156,576	1,617,243	52,919		156,576	1,670,162	1,826,738	943,920	Apr-91	Jan-91	7-27.5

	46,330,496	3,101,433	73,333,290	3,387,189		3,098,516	76,720,479	79,818,995	38,323,568

Since the Operating Partnerships maintain a calendar year end, the information reported on this schedule is as of December 31, 2005.
There we no carrying costs as of December 31, 2005. The Column has been omitted for presentation purposes.

Notes to Schedule III
Boston Capital Tax Credit Fund II Limited Partnership — Series 11
Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period — 4/1/92		$75,467,308
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	44,500
Improvements, etc	862,272
Other	0

		$906,772
Deductions during period:
Cost of real estate sold	$(1,343,477)
Other	(188,348)

		$(1,531,825)

Balance at close of period — 3/31/93		$74,842,255
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	5,762,741
Improvements, etc	1,962,905
Other	0

		$7,725,646
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/94		$82,567,901
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	1,297,882
Improvements, etc	0
Other	0

		$1,297,882
Deductions during period:
Cost of real estate sold	0
Other	0

		$0

Balance at close of period — 3/31/95		$83,865,783

Notes to Schedule III
Boston Capital Tax Credit Fund II Limited Partnership — Series 11 (Continued)

Balance at close of period — 3/31/95		$83,865,783
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	81,256
Other	0

		$81,256
Deductions during period:
Cost of real estate sold	$0
Other	(1,209,041)

		(1,209,041)

Balance at close of period — 3/31/96		$82,737,998
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	125,078
Other	0

		$125,078
Deductions during period:
Cost of real estate sold	$0
Other	0

		0

Balance at close of period — 3/31/97		$82,863,076
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	121,624
Other	0

		$121,624
Deductions during period:
Cost of real estate sold	$0
Other	0

		0

Balance at close of period — 3/31/98		$82,984,700

Notes to Schedule III
Boston Capital Tax Credit Fund II Limited Partnership — Series 11 (Continued)

Balance at close of period — 3/31/98		$82,984,700
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	178,906
Other	0

		$178,906
Deductions during period:
Cost of real estate sold	$0
Other	0

		0

Balance at close of period — 3/31/99		$83,163,606
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	451,423
Other	0

		$451,423
Deductions during period:
Cost of real estate sold	$0
Other	0

		0

Balance at close of period — 3/31/00		$83,615,029
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	86,609
Other	0

		$86,609
Deductions during period:
Cost of real estate sold	$0
Other	0

		0

Balance at close of period — 3/31/01		$83,701,638

Notes to Schedule III
Boston Capital Tax Credit Fund II Limited Partnership — Series 11 (Continued)

Balance at close of period — 3/31/01		$83,701,638
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	229,554
Other	0

		$229,554
Deductions during period:
Cost of real estate sold	$0
Other	0

		0

Balance at close of period — 3/31/02		$83,931,192
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	193,734
Other	0

		$193,734
Deductions during period:
Cost of real estate sold	$0
Other	0

		0

Balance at close of period — 3/31/03		$84,124,926
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	675,426
Other	0

		$675,426
Deductions during period:
Cost of real estate sold	$0
Other	0

		0

Balance at close of period — 3/31/04		$84,800,352

Notes to Schedule III
Boston Capital Tax Credit Fund II Limited Partnership — Series 11 (Continued)

Balance at close of period — 3/31/04		$84,800,352
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	(2,516,439)
Other	0

		$(2,516,439)
Deductions during period:
Cost of real estate sold	$0
Other	0

		0

Balance at close of period — 3/31/05		$82,283,913
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	166,333
Other	0

		$166,333
Deductions during period:
Cost of real estate sold	$(2,631,251)
Other	0

		(2,631,251)

Balance at close of period — 3/31/06		$79,818,995

Notes to Schedule III
Boston Capital Tax Credit Fund II Limited Partnership — Series 11 (Continued)
Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period — 4/1/92		$2,602,158
Current year expense	$2,916,577

Balance at close of period — 3/31/93		$5,518,735
Current year expense	$2,946,686

Balance at close of period — 3/31/94		$8,465,421
Current year expense	$4,159,331

Balance at close of period — 3/31/95		$12,624,752
Current year expense	$1,693,850

Balance at close of period — 3/31/96		$14,318,602
Current year expense	$2,889,737

Balance at close of period — 3/31/97		$17,208,339
Current year expense	$2,903,701

Balance at close of period — 3/31/98		$20,112,040
Current year expense	$2,772,892

Balance at close of period — 3/31/99		$22,884,932
Current year expense	$2,681,634

Balance at close of period — 3/31/00		$25,566,566
Current year expense	$2,650,726

Balance at close of period — 3/31/01		$28,217,292
Current year expense	$2,575,061

Balance at close of period — 3/31/02		$30,792,353
Current year expense	$2,718,792

Balance at close of period — 3/31/03		$33,511,145
Current year expense	$2,300,969

Balance at close of period — 3/31/04		$35,812,114
Current year expense	$1,187,225

Balance at close of period — 3/31/05		$36,999,339
Current year expense	$2,639,596
Reduction for Real Estate sold	$(1,315,367)

Balance at close of period — 3/31/06		$38,323,568

Boston Capital Tax Credit Fund II Limited Partnership — Series 12
Schedule III — Real Estate and Accumulated Depreciation
March 31, 2006

				Cost
				Capitalized
				Subsequent to		Gross Amount at Which Carried
		Initial Cost to Company		Acquisition		at Close of Period						Life on Which
			Buildings and				Buildings and		Accumulated	Date of	Date	Depreciation
Description	Encumbrances	Land	Improvements	Improvements		Land	Improvements	Total	Depreciation	Construction	Acquired	is Computed

AUTUMNWOOD VILLAGE	989,816	40,777	371,734	903,553		40,777	1,275,287	1,316,064	654,669	Apr-92	Oct-91	5-27.5
BB&L ENTERPRISES	507,174	24,000	648,985	9,970		24,000	658,955	682,955	273,321	Mar-91	May-91	5-40
BOWMAN VILLAGE	651,051	17,000	848,107	7,315		17,000	855,422	872,422	457,039	Oct-91	Jun-91	5-27.5
BRANDYWOOD	1,607,958	86,029	3,313,958	122,666	*	86,029	3,436,624	3,522,653	1,984,914	Sep-91	Dec-91	5-27.5
BRIARWICK	1,182,989	95,079	1,587,073	10,148		95,079	1,597,221	1,692,300	623,483	Apr-91	Apr-91	5-40
BUCKSPORT	1,341,122	71,500	1,683,768	144,746		71,500	1,828,514	1,900,014	794,572	Aug-91	Jun-91	7-27.5
BURKESVILLE	718,662	40,000	897,118	530		40,000	897,648	937,648	311,899	Sep-91	Jun-91	5-27.5
CANANCHE CREEK	1,207,958	66,200	1,515,813	61,505		66,200	1,577,318	1,643,518	510,654	Jun-91	May-91	5-27.5
CARSON VILLAGE	637,237	30,000	193,264	652,557		30,000	845,821	875,821	415,860	Jun-92	Oct-91	5-27.5
CLARKSON PROP	724,487	36,000	932,918	0		36,000	932,918	968,918	323,858	Jul-91	Jun-91	7-27.5
CLYMER HOUSE	1,091,695	20,000	1,387,091	147,559		20,000	1,534,650	1,554,650	682,595	Oct-91	Jun-91	5-27.5
CORCORAN INVESTMENT	1,584,793	75,000	1,976,455	0		75,000	1,976,455	2,051,455	641,184	Nov-90	Feb-91	5-50
CORNISH PARK	1,423,136	67,390	1,761,946	202,115		68,500	1,964,061	2,032,561	868,361	Jun-91	Jun-91	5-27.5
CRESCENT CITY	2,085,223	211,000	2,297,055	(14,590	)*	211,000	2,282,465	2,493,465	767,954	Mar-91	Mar-91	5-50
DALLAS II	1,413,266	230,059	3,194,199	73,803		230,059	3,268,002	3,498,061	1,875,708	Oct-90	Mar-91	7-27.5
EARLIMART	1,315,853	90,000	1,711,424	827		90,000	1,712,251	1,802,251	553,504	Jun-91	Jun-91	5-50
EVANWOOD	735,515	36,000	929,102	456		32,400	929,558	961,958	360,013	May-91	Jun-91	5-27.5
FORT SMITH	695,486	87,500	2,130,922	0		81,348	2,130,922	2,212,270	1,008,414	Aug-94	Sep-93	7-27.5
FRANKLIN II	1,451,996	50,000	1,864,100	48,108		50,000	1,912,208	1,962,208	1,069,088	Nov-90	Apr-91	7-27.5
HAMILTON VILLAGE	556,040	18,943	368,532	346,538		18,943	715,070	734,013	372,208	Mar-92	Oct-91	5-27.5
HUNTERS PARK	1,378,926	92,750	1,650,083	13,889		92,750	1,663,972	1,756,722	530,120	Apr-91	May-91	5-27.5

Boston Capital Tax Credit Fund II Limited Partnership — Series 12
Schedule III — Real Estate and Accumulated Depreciation
March 31, 2006

				Cost Capitalized
				Subsequent to	Gross Amount at Which Carried
		Initial Cost to Company		Acquisition	at Close of Period						Life on Which
			Buildings and			Buildings and		Accumulated	Date of	Date	Depreciation
Description	Encumbrances	Land	Improvements	Improvements	Land	Improvements	Total	Depreciation	Construction	Acquired	is Computed

IVAN WOODS	2,504,813	275,000	4,347,328	121,344	275,000	4,468,672	4,743,672	2,544,943	Apr-91	Feb-91	5-27.5
JESUP	558,675	19,375	427,265	392,059	10,560	819,324	829,884	423,984	Jul-92	Jan-91	5-27.5
LAKERIDGE	896,130	34,832	1,103,517	19,066	34,832	1,122,583	1,157,415	622,874	Apr-91	Mar-91	5-50
LAUREL VILLAGE	646,377	15,145	256,421	574,246	15,145	830,667	845,812	428,566	May-92	Oct-91	5-27.5
LOS CABALLOS	699,594	53,886	1,006,731	26,621	26,943	1,033,352	1,060,295	383,939	Aug-91	Jul-91	5-27.5
MARLBORO	816,954	26,176	1,032,404	34,664	26,176	1,067,068	1,093,244	603,764	Feb-91	Mar-91	5-27.5
MELVILLES	871,296	18,500	1,103,074	85,817	18,500	1,188,891	1,207,391	432,826	Oct-91	Jul-91	7-40
NANTY GLO	1,443,432	35,000	1,869,757	190,768	35,000	2,060,525	2,095,525	876,336	Jul-91	Jun-91	5-27.5
NEWNAN II	1,840,539	92,706	3,868,800	50,252	92,706	3,919,052	4,011,758	2,274,821	Oct-90	Mar-91	7-27.5
OAKLEIGH	892,248	57,500	553,121	612,814	57,500	1,165,935	1,223,435	413,307	Mar-92	Aug-91	7-40
OAKWOOD	882,362	52,000	782,736	390,973	52,000	1,173,709	1,225,709	424,242	Jan-92	Aug-91	7-40
PARKWOOD	2,621,179	316,667	4,358,381	15,610	316,667	4,373,991	4,690,658	2,433,224	May-91	Mar-91	5-27.5
PORTALES ESTATES	1,407,955	66,500	1,777,470	82,738	66,500	1,860,208	1,926,708	1,029,488	Jul-91	Jul-91	5-27.5
PRAIRIE WEST	456,160	65,000	983,964	46,656	75,906	1,030,620	1,106,526	580,547	Sep-95	Mar-91	5-27.5
RIDGEWAY COURT	883,548	48,500	1,039,377	28,498	48,500	1,067,875	1,116,375	578,308	Jan-91	Apr-91	5-27.5
ROCKMOOR	549,900	30,000	521,541	153,533	30,000	675,074	705,074	243,543	Mar-91	May-91	5-27.5
RPI #22	521,049	0	1,177,719	30,883	0	1,208,602	1,208,602	647,650	Jul-91	Jun-91	7-27.5
SHAWNEE RIDGE	652,398	53,650	801,129	21,058	53,650	822,187	875,837	266,814	May-91	May-91	5-27.5

Boston Capital Tax Credit Fund II Limited Partnership — Series 12
Schedule III — Real Estate and Accumulated Depreciation
March 31, 2006

				Cost Capitalized
				Subsequent to	Gross Amount at Which Carried
		Initial Cost to Company		Acquisition	at Close of Period						Life on Which
			Buildings and			Buildings and		Accumulated	Date of	Date	Depreciation
Description	Encumbrances	Land	Improvements	Improvements	Land	Improvements	Total	Depreciation	Construction	Acquired	is Computed

SPRINGFIELD	3,977,639	775,955	9,620,653	(223,219)	775,955	9,397,434	10,173,389	4,902,412	Jun-91	Jul-91	5-27.5
TURNER LANE	705,579	31,530	882,974	2,340	31,530	885,314	916,844	483,107	Jul-91	May-91	7-27.5
UNION BAPTIST	356,735	0	1,151,557	(401,966)	30,000	749,591	779,591	431,990	Apr-91	May-91	5-27.5
VILLAS LAKERIDGE	520,110	47,952	605,356	2,919	47,952	608,275	656,227	334,453	Mar-91	Mar-91	5-27.5
WAYNESBORO	1,341,552	50,000	1,455,507	131,092	50,000	1,586,599	1,636,599	841,982	Jan-91	Apr-91	5-27.5
WINDSOR II	780,413	51,178	887,455	13,775	51,178	901,230	952,408	519,299	Nov-90	Apr-91	7-27.5
WOODCREST	693,344	42,000	883,702	44,722	42,000	928,424	970,424	339,961	Nov-91	Jun-91	7-40
WOODSIDE	1,128,928	19,383	1,378,829	(39,463)	145,555	1,339,366	1,484,921	886,814	Mar-91	Apr-91	5/40

	51,949,292	3,763,662	75,140,415	5,139,495	3,886,340	80,279,910	84,166,250	39,028,612

Since the Operating Partnerships maintain a calendar year end, the information reported on this schedule is as of December 31, 2005.
There we no carrying costs as of December 31, 2005. The Column has been omitted for presentation purposes.

Notes to Schedule III
Boston Capital Tax Credit Fund II Limited Partnership — Series 12
Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period — 4/1/92		$79,690,665
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	9,428,122
Improvements, etc	7,164,766
Other	0

		$16,592,888
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/93		$96,283,553
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	901,206
Improvements, etc	16,586,367
Other	0

		$17,487,573
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/94		$113,771,126
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	2,226,528
Other	0

		$2,226,528
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/95		$115,997,654

Notes to Schedule III
Boston Capital Tax Credit Fund II Limited Partnership — Series 12 (Continued)

Balance at close of period — 3/31/95		$115,997,654
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	231,724
Other	0

		$231,724
Deductions during period:
Cost of real estate sold	$0
Other	0

		0

Balance at close of period — 3/31/96		$116,229,378
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	67,052
Other	0

		$67,052
Deductions during period:
Cost of real estate sold	$0
Other	0

		0

Balance at close of period — 3/31/97		$116,296,430
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	141,479
Other	0

		$141,479
Deductions during period:
Cost of real estate sold	$0
Other	0

		0

Balance at close of period — 3/31/98		$116,437,909

Notes to Schedule III
Boston Capital Tax Credit Fund II Limited Partnership — Series 12 (Continued)

Balance at close of period — 3/31/98		$116,437,909
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	144,694
Other	0

		$144,694
Deductions during period:
Cost of real estate sold	$0
Other	0

		0

Balance at close of period — 3/31/99		$116,582,603
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	(292,387)
Other	0

		$(292,387)
Deductions during period:
Cost of real estate sold	$0
Other	0

		0

Balance at close of period — 3/31/00		$116,290,215
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	(743,691)
Other	0

		$(743,691)
Deductions during period:
Cost of real estate sold	$0
Other	0

		0

Balance at close of period — 3/31/01		$115,546,524

Notes to Schedule III
Boston Capital Tax Credit Fund II Limited Partnership — Series 12 (Continued)

Balance at close of period — 3/31/01		$115,546,524
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	538,950
Other	0

		$538,950
Deductions during period:
Cost of real estate sold	$0
Other	0

		0

Balance at close of period — 3/31/02		$116,085,474
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	358,807
Other	0

		$358,807
Deductions during period:
Cost of real estate sold	$0
Other	0

		0

Balance at close of period — 3/31/03		$116,444,281
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	307,719
Other	0

		$307,719
Deductions during period:
Cost of real estate sold	$0
Other	0

		0

Balance at close of period — 3/31/04		$116,752,000

Notes to Schedule III
Boston Capital Tax Credit Fund II Limited Partnership — Series 12 (Continued)

Balance at close of period — 3/31/04		$116,752,000
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	353,955
Other	0

		$353,955
Deductions during period:
Cost of real estate sold	$(27,532,045)
Other	0

		(27,532,045)

Balance at close of period — 3/31/05		$89,573,910
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	287,240
Other	0

		$287,240
Deductions during period:
Cost of real estate sold	$(5,694,900)
Other	0

		(5,694,900)

Balance at close of period — 3/31/06		$84,166,250

Notes to Schedule III
Boston Capital Tax Credit Fund II Limited Partnership — Series 12 (Continued)
Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period — 4/1/92		$2,036,741
Current year expense	$3,141,623

Balance at close of period — 3/31/93		$5,178,364
Current year expense	$3,409,630

Balance at close of period — 3/31/94		$8,587,994
Current year expense	$4,171,394

Balance at close of period — 3/31/95		$12,759,388
Current year expense	$4,116,629

Balance at close of period — 3/31/96		$16,876,017
Current year expense	$3,687,191

Balance at close of period — 3/31/97		$20,563,208
Current year expense	$3,611,359

Balance at close of period — 3/31/98		$24,174,567
Current year expense	$3,513,077

Balance at close of period — 3/31/99		$27,687,644
Current year expense	$3,220,274

Balance at close of period — 3/31/00		$30,907,918
Current year expense	$2,820,392
Balance at close of period — 3/31/01		$33,728,310
Current year expense	$3,371,448

Balance at close of period — 3/31/02		$37,099,758
Current year expense	$3,327,140

Balance at close of period — 3/31/03		$40,426,898
Current year expense	$3,392,354

Balance at close of period — 3/31/04		$43,819,252
Current year expense	$2,700,902
Reduction of Real Estate sold	$(7,417,658)

Balance at close of period — 3/31/05		$39,102,496
Current year expense	$2,633,367
Reduction of Real Estate sold	$(2,707,251)

Balance at close of period — 3/31/06		$39,028,612

Boston Capital Tax Credit Fund II Limited Partnership — Series 14
Schedule III — Real Estate and Accumulated Depreciation
March 31, 2006

				Cost
				Capitalized
				Subsequent to	Gross Amount at Which Carried
		Initial Cost to Company		Acquisition	at Close of Period						Life on Which
			Buildings and			Buildings and		Accumulated	Date of	Date	Depreciation
Description	Encumbrances	Land	Improvements	Improvements	Land	Improvements	Total	Depreciation	Construction	Acquired	is Computed

ADA VILLAGE	989,327	125,997	1,201,080	8,041	125,997	1,209,121	1,335,118	517,721	Nov-93	Jan-93	5-30
AMHERST	1,551,147	60,000	1,920,734	22,818	60,000	1,943,552	2,003,552	1,006,542	Jan-92	Jan-92	7-27.5
BECKWOOD MANOR	1,236,031	35,000	1,569,743	49,758	35,000	1,619,501	1,654,501	835,978	Oct-92	May-92	5-27.5
BELMONT VILLAGE	904,690	64,312	1,073,695	67,320	64,312	1,141,015	1,205,327	443,363	Dec-91	Jan-92	7-27.5
BETHEL PARK	1,454,373	265,800	1,310,374	547,781	117,500	1,858,155	1,975,655	745,009	Mar-92	Dec-91	5-40
BLANCHARD VILLAGE	209,006	42,000	727,225	(466,984)	23,726	260,241	283,967	121,422	Sep-91	Oct-91	7-40
BLANCHARD SENIOR	583,254	42,000	730,704	33,871	42,000	764,575	806,575	267,948	Jul-93	Jan-93	5-30
BRANTWOOD	1,118,266	55,500	1,382,381	53,279	55,500	1,435,660	1,491,160	760,490	Sep-91	Jul-91	7-27.5
BRECKENRIDGE	847,589	21,500	1,181,178	(250)	21,500	1,180,928	1,202,428	474,613	Mar-92	Jan-92	7-27.5
BRIARWOOD II	1,456,326	90,000	1,785,580	(191,603)	90,000	1,593,977	1,683,977	796,769	Apr-92	Feb-92	7-27.5
BRIDGE COALITION	0	0	695,990	182,124	0	878,114	878,114	407,225	Dec-91	Jan-92	27.5
BUCHANAN	708,824	63,275	833,561	35,252	63,275	868,813	932,088	503,917	Oct-90	Jul-91	7-27.5
CAPITAL HOUSING	1,273,761	178,000	3,131,389	82,880	178,000	3,214,269	3,392,269	1,728,859	Jan-91	Aug-91	7-27.5
CAPITOL ONE	678,570	35,000	883,508	470	35,000	883,978	918,978	382,095	Aug-95	Mar-95	5-27.5
CARLETON COURT	2,944,870	94,360	3,954,231	185,553	94,360	4,139,784	4,234,144	1,573,656	Dec-91	Dec-91	7-34
CARRIAGE RUN	1,270,315	83,980	1,046,960	567,305	83,980	1,614,265	1,698,245	841,322	Apr-92	Oct-91	7-27.5
CEDARWOOD	1,382,080	61,698	1,477,659	234,950	61,698	1,712,609	1,774,307	548,797	Jan-92	Oct-91	7-27.5
CENTRAL VALLEY	1,780,620	141,353	2,170,282	0	141,353	2,170,282	2,311,635	661,554	Dec-91	Jan-92	5-50
CHAPARRAL	680,340	38,972	863,939	3,510	38,972	867,449	906,421	270,002	Jul-91	Aug-91	7-50
COLLEGE GREEN	4,050,000	225,000	6,774,847	117,242	225,000	6,892,089	7,117,089	2,834,977	Aug-95	Mar-95	5-27.5
COLORADO CITY	530,640	30,000	608,138	49,956	30,000	658,094	688,094	236,389	Oct-91	Oct-91	7-40

Boston Capital Tax Credit Fund II Limited Partnership — Series 14
Schedule III — Real Estate and Accumulated Depreciation
March 31, 2006

				Cost Capitalized
				Subsequent to	Gross Amount at Which Carried
		Initial Cost to Company		Acquisition	at Close of Period						Life on Which
			Buildings and			Buildings and		Accumulated	Date of	Date	Depreciation
Description	Encumbrances	Land	Improvements	Improvements	Land	Improvements	Total	Depreciation	Construction	Acquired	is Computed

COTTONWOOD	640,432	40,000	775,242	133,957	40,000	909,199	949,199	305,241	Jul-91	Oct-91	7-40
CRYSTAL SPRINGS	1,271,475	60,000	1,574,032	72,163	60,000	1,646,195	1,706,195	643,150	Jan-92	Jan-92	7-27.5
DAVIS VILLAGE	1,117,807	55,000	1,456,778	29,229	55,000	1,486,007	1,541,007	632,800	Sep-93	Jan-93	5-30
DERBY HOUSING	1,395,244	165,000	3,451,914	59,393	165,000	3,511,307	3,676,307	1,895,352	Sep-91	Jun-91	7-27.5
DEVENWOOD	850,152	76,000	1,215,772	4,653	76,000	1,220,425	1,296,425	635,249	Jan-93	Jul-92	N/A
DUNCAN VILLAGE	1,070,654	83,875	1,391,226	59,893	83,875	1,451,119	1,534,994	600,449	Nov-93	Jan-93	5-30
EDISON VILLAGE	1,165,116	46,536	1,425,180	50,223	46,536	1,475,403	1,521,939	772,419	Feb-92	Jul-91	7-27.5
EXCELSIOR	609,214	70,000	704,252	118,939	70,000	823,191	893,191	466,317	Apr-91	Feb-92	7-27.5
FOUR OAKS HOUSING	872,258	48,000	1,063,004	21,940	73,083	1,084,944	1,158,027	543,481	Jun-92	Mar-92	7-27.5
FRANKLIN VISTA	906,700	49,520	1,130,261	105,517	49,520	1,235,778	1,285,298	220,143	Apr-92	Jan-92	7-27.5
FRIENDSHIP	1,408,490	195,314	1,639,123	196,252	213,230	1,835,375	2,048,605	1,163,076	Jun-91	Jan-92	7-27.5
HARRISON CITY	1,446,683	35,521	1,792,881	122,271	35,521	1,915,152	1,950,673	985,665	Sep-92	Jul-92	7-27.5
HESSMER	887,541	35,000	380,289	830,169	35,000	1,210,458	1,245,458	427,196	Apr-92	Dec-91	7-40
HILLMONT VILLAGE	863,111	38,000	911,697	188,457	38,000	1,100,154	1,138,154	566,413	Jan-92	Sep-91	7-27.5
HUGHES SPRINGS	770,646	35,000	947,230	46,438	35,000	993,668	1,028,668	342,091	Aug-91	Oct-91	7-40
HUNTERS RUN	1,411,509	120,000	1,169,479	570,674	120,000	1,740,153	1,860,153	911,328	Feb-92	Dec-91	7-27.5
JARRATT	810,361	55,926	1,028,925	(36,416)	56,534	992,509	1,049,043	518,148	Dec-91	Oct-91	7-27.5

Boston Capital Tax Credit Fund II Limited Partnership — Series 14
Schedule III — Real Estate and Accumulated Depreciation
March 31, 2006

				Cost Capitalized
				Subsequent to	Gross Amount at Which Carried
		Initial Cost to Company		Acquisition	at Close of Period						Life on Which
			Buildings and			Buildings and		Accumulated	Date of	Date	Depreciation
Description	Encumbrances	Land	Improvements	Improvements	Land	Improvements	Total	Depreciation	Construction	Acquired	is Computed

KILMARNOCK	810,197	44,000	969,309	1,300	44,000	970,609	1,014,609	530,041	Apr-91	Jul-91	7-27.5
KING FISHER	152,794	21,000	198,768	8,969	21,000	207,737	228,737	91,917	Dec-93	Jan-93	5-30
LA GAMA DEL BARIO	649,699	110,000	1,020,084	52,290	110,000	1,072,374	1,182,374	515,303	Aug-92	Jun-92	7-27.5
LAKE ISABELLA	1,951,645	360,000	2,036,815	229,471	360,000	2,266,286	2,626,286	699,435	Jan-92	Sep-91	5-50
LAKEVIEW MEADOWS	1,469,405	99,580	2,665,491	58,263	99,580	2,723,754	2,823,334	1,500,986	Jun-92	Jan-92	12-40
LAKEWOOD TERRACE	3,204,072	124,707	2,257,609	4,634,302	124,707	6,891,911	7,016,618	3,390,097	Aug-89	Nov-93	5-27.5
LEXINGTON PARK	5,207,314	500,000	7,754,757	247,154	500,000	8,001,911	8,501,911	2,852,016	Dec-93	Nov-91	7-27.5
LEXINGTON VILLAGE	200,165	23,814	246,703	0	23,814	246,703	270,517	116,123	Nov-93	Jan-93	5-30
LONACONING	1,450,346	113,305	181,203	1,559,859	113,305	1,741,062	1,854,367	608,664	Sep-92	Dec-91	5-27.5
LOUIS ASSOCIATES	748,731	13,720	1,038,651	61,307	13,720	1,099,958	1,113,678	463,141	Jan-92	Mar-92	7-27.5
MAIDU	1,680,774	56,500	5,108,838	92,353	56,500	5,201,191	5,257,691	2,798,685	Dec-91	Jan-92	7-27.5
MARION MANOR	978,112	50,000	1,237,671	76,759	50,000	1,314,430	1,364,430	447,320	Jun-92	Feb-92	7-27.5
MAYSVILLE VILLAGE	207,875	25,920	255,681	0	25,920	255,681	281,601	120,506	Oct-93	Jan-93	5-30
MCCOMB FAMILY	984,742	30,000	1,226,748	53,157	30,000	1,279,905	1,309,905	550,040	Oct-91	Oct-91	7-27.5
MONTAGUE	1,113,509	0	1,493,360	120,671	22,223	1,614,031	1,636,254	778,979	Dec-91	Dec-91	5-30
NAVAPAI	862,952	53,480	1,073,287	25,572	53,480	1,098,859	1,152,339	372,119	Apr-91	Jun-91	7-50
NEVADA CITY	3,470,077	492,000	3,954,179	135,550	492,000	4,089,729	4,581,729	1,224,632	Oct-91	Jan-92	5-27.5
NEW RIVER	1,450,724	46,400	1,279,522	544,807	46,400	1,824,329	1,870,729	685,821	Feb-92	Aug-91	7-27.5
NEWELLTON	906,964	57,600	1,161,263	54,158	57,600	1,215,421	1,273,021	432,726	Apr-92	Feb-92	7-40
OAKLAND VILLAGE	832,506	38,400	1,021,589	2,351	58,014	1,023,940	1,081,954	509,115	Aug-92	May-92	7-27.5
OKEMAH VILLAGE	660,532	27,752	872,256	25,642	27,752	897,898	925,650	382,870	May-93	Jan-93	7-27.5

Boston Capital Tax Credit Fund II Limited Partnership — Series 14
Schedule III — Real Estate and Accumulated Depreciation
March 31, 2006

				Cost
				Capitalized
				Subsequent to	Gross Amount at Which Carried
		Initial Cost to Company		Acquisition	at Close of Period						Life on Which
			Buildings and			Buildings and		Accumulated	Date of	Date	Depreciation
Description	Encumbrances	Land	Improvements	Improvements	Land	Improvements	Total	Depreciation	Construction	Acquired	is Computed

PARKWOOD	2,621,179	316,667	4,358,381	15,610	316,667	4,373,991	4,690,658	2,433,224	May-91	Oct-91	7-27.5
PINERIDGE	948,990	31,500	494,515	783,528	31,500	1,278,043	1,309,543	400,209	Mar-92	Oct-91	7-27.5
PITTSFIELD PARK	1,022,345	204,900	781,557	681,795	58,000	1,463,352	1,521,352	624,852	Jun-92	Dec-91	5-30
PORTVILLE SQUARE	871,095	66,206	1,068,007	77,279	66,206	1,145,286	1,211,492	434,064	Mar-92	Mar-92	7-27.5
PRAGUE VILLAGE	96,389	10,500	157,060	0	10,500	157,060	167,560	75,935	Mar-93	Jan-93	7-27.5
RAINIER MANOR	3,544,759	521,000	5,852,852	122,482	521,000	5,975,334	6,496,334	2,203,123	Jan-93	Mar-92	7-27.5
ROSEWOOD MANOR	1,408,189	175,000	1,605,480	15,384	175,000	1,620,864	1,795,864	859,135	Nov-91	Dec-91	7-27.5
SAN JACINTO	2,320,773	288,000	2,694,130	105,463	288,000	2,799,593	3,087,593	887,196	Oct-91	Jan-92	5-50
SCHROON LAKE	1,005,974	78,000	1,318,831	71,387	78,000	1,390,218	1,468,218	675,451	Jan-92	Nov-91	5-50
SCOTT PARTNERS	1,009,695	60,000	1,171,445	785,911	60,000	1,957,356	2,017,356	866,366	Nov-91	Oct-91	7-27.5
SIOUX FALLS	865,905	82,406	2,233,596	45,159	82,406	2,278,755	2,361,161	1,236,178	Oct-91	Nov-91	7-27.5
SMITHVILLE	1,217,100	79,790	1,465,210	120,251	79,790	1,585,461	1,665,251	911,794	May-91	Feb-92	7-27.5
SOUTH FULTON	652,021	34,000	794,896	21,948	34,000	816,844	850,844	341,654	Aug-91	Oct-91	7-27.5
STANDARDVILLE	571,951	29,500	691,006	7,200	29,500	698,206	727,706	266,665	Nov-91	Apr-92	5-40
ST BARNABAS	1,143,890	43,335	1,520,445	50,056	43,335	1,570,501	1,613,836	472,525	Dec-91	Oct-91	7-27.5
SUMMERLANE	855,629	48,700	1,010,651	(1)	48,700	1,010,650	1,059,350	536,962	Nov-91	Jul-91	7-27.5
TIONESTA MANOR	1,395,167	229,850	1,666,675	134,190	229,850	1,800,865	2,030,715	978,104	Jan-92	Feb-92	7-27.5

Boston Capital Tax Credit Fund II Limited Partnership — Series 14
Schedule III — Real Estate and Accumulated Depreciation
March 31, 2006

				Cost Capitalized
				Subsequent to	Gross Amount at Which Carried
		Initial Cost to Company		Acquisition	at Close of Period						Life on Which
			Buildings and			Buildings and		Accumulated	Date of	Date	Depreciation
Description	Encumbrances	Land	Improvements	Improvements	Land	Improvements	Total	Depreciation	Construction	Acquired	is Computed

TITUSVILLE	1,210,205	85,280	1,235,975	254,538	85,280	1,490,513	1,575,793	782,798	Jan-92	Dec-91	7-27.5
TOANO III	693,226	56,266	874,381	5,760	56,266	880,141	936,407	487,341	Jul-91	Jul-91	7-27.5
TOPSHAM	1,102,525	135,552	1,458,644	33,583	135,552	1,492,227	1,627,779	538,614	Aug-92	Nov-91	10-40
TYRONE HOUSING	1,448,658	138,700	1,850,252	200,223	49,050	2,050,475	2,099,525	811,907	Jan-92	Dec-91	5-40
VICTORIA	1,323,794	12,500	1,733,581	24,607	12,500	1,758,188	1,770,688	904,342	Jun-92	Jan-92	5-27.5
VILLAGE TERRACE	637,327	63,000	1,529,691	800	63,000	1,530,491	1,593,491	814,555	Sep-91	May-92	5-40
WASHINGTON	1,118,904	72,396	1,494,696	59,210	72,396	1,553,906	1,626,302	816,486	Aug-91	Jul-91	7-27
WESLEY VILLAGE	1,279,747	44,750	347,831	1,267,566	44,750	1,615,397	1,660,147	582,379	Jun-92	Oct-91	5-27.5
WILDWOOD	1,237,040	94,949	1,498,290	30,956	94,949	1,529,246	1,624,195	581,459	Oct-91	Oct-91	5-40
WOODFIELD COMMONS	0	66,533	2,478,583	147,139	83,066	2,625,722	2,708,788	1,010,978	Jun-91	Sep-91	12-40
WOODSIDE	1,187,087	44,000	1,472,335	23,638	44,000	1,495,973	1,539,973	784,853	Oct-91	Nov-91	7-27.5
WYNNEWOOD VILLAGE	378,226	41,987	521,591	11,679	41,987	533,270	575,257	245,490	Nov-93	Jan-93	5-27.5

	105,308,347	8,405,884	139,814,854	17,238,301	8,104,737	157,053,155	165,157,892	69,222,341

Since the Operating Partnerships maintain a calendar year end, the information reported on this schedule is as of December 31, 2005
There we no carrying costs as of December 31, 2005. The Column has been omitted for presentation purposes.

Notes to Schedule III
Boston Capital Tax Credit Fund II Limited Partnership — Series 14
Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period — 4/1/92		$81,648,074
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	80,920,213
Improvements, etc	5,161,569
Other	0

		$86,081,782
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/93		$167,729,856
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	2,382,316
Improvements, etc	38,261,558
Other	0

		$40,643,874
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/94		$208,373,730
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	4,756,033
Improvements, etc	4,399,236
Other	0

		$9,155,269
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/95		$217,528,999

Notes to Schedule III
Boston Capital Tax Credit Fund II Limited Partnership — Series 14 (Continued)

Balance at close of period — 3/31/95		$217,528,999
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	11,627,996
Other	0

		$11,627,996
Deductions during period:
Cost of real estate sold	$0
Other	(299,900)

		(299,900)

Balance at close of period — 3/31/96		$228,857,095
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	(9,932,304)
Other	0

		$(9,932,304)
Deductions during period:
Cost of real estate sold	$0
Other	0

		0

Balance at close of period — 3/31/97		$218,924,791
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	369,722
Other	0

		$369,722
Deductions during period:
Cost of real estate sold	$0
Other	0

		0

Balance at close of period — 3/31/98		$219,294,513

Notes to Schedule III
Boston Capital Tax Credit Fund II Limited Partnership — Series 14 (Continued)

Balance at close of period — 3/31/98		$219,294,513
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	768,624
Other	0

		$768,624
Deductions during period:
Cost of real estate sold	$0
Other	0

		0

Balance at close of period — 3/31/99		$220,063,137
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	895,813
Other	0

		$895,813
Deductions during period:
Cost of real estate sold	$0
Other	0

		0

Balance at close of period — 3/31/00		$220,958,950
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	500,163
Other	0

		$500,163
Deductions during period:
Cost of real estate sold	$0
Other	(500,959)

		(500,959)

Balance at close of period — 3/31/01		$220,958,184

Notes to Schedule III
Boston Capital Tax Credit Fund II Limited Partnership — Series 14 (Continued)

Balance at close of period — 3/31/01		$220,958,184
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	657,888
Other	0

		$657,888
Deductions during period:
Cost of real estate sold	$0
Other	0

		0

Balance at close of period — 3/31/02		$221,616,072
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	443,056
Other	0

		$443,056
Deductions during period:
Cost of real estate sold	$(11,260,226)
Other	0

		(11,260,226)

Balance at close of period — 3/31/03		$210,798,902
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	564,329
Other	0

		$564,329
Deductions during period:
Cost of real estate sold	$(5,210,830)
Other	0

		(5,210,830)

Balance at close of period — 3/31/04		$206,152,401

Notes to Schedule III
Boston Capital Tax Credit Fund II Limited Partnership — Series 14 (Continued)

Balance at close of period — 3/31/04		$206,152,401
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	(194,104)
Other	0

		$(194,104)
Deductions during period:
Cost of real estate sold	$(33,924,667)
Other	0

		(33,924,667)

Balance at close of period — 3/31/05		$172,033,630
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	878,252
Other	0

		$878,252
Deductions during period:
Cost of real estate sold	$(7,753,990)
Other	0

		(7,753,990)

Balance at close of period — 3/31/06		$165,157,892

Notes to Schedule III
Boston Capital Tax Credit Fund II Limited Partnership — Series 14 (Continued)
Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period — 4/1/92		$659,075
Current year expense	$5,383,385

Balance at close of period — 3/31/93		$6,042,460
Current year expense	$6,562,213

Balance at close of period — 3/31/94		$12,604,673
Current year expense	$7,623,477

Balance at close of period — 3/31/95		$20,228,150
Current year expense	$8,161,751

Balance at close of period — 3/31/96		$28,389,901
Current year expense	$5,335,897

Balance at close of period — 3/31/97		$33,725,798
Current year expense	$6,688,907

Balance at close of period — 3/31/98		$40,414,705
Current year expense	$6,624,768

Balance at close of period — 3/31/99		$47,039,473
Current year expense	$6,550,775

Balance at close of period — 3/31/00		$53,590,248
Current year expense	$5,968,135

Balance at close of period — 3/31/01		$59,558,383
Current year expense	$6,445,983

Balance at close of period — 3/31/02		$66,004,366
Current year expense	$2,425,911

Balance at close of period — 3/31/03		$68,430,277
Current year expense	$6,001,797
Reduction for Real Estate Sold	(2,495,965)

Balance at close of period — 3/31/04		$71,936,109
Current year expense	$4,795,316
Reduction for Real Estate Sold	(9,135,279)

Balance at close of period — 3/31/05		$67,596,146
Current year expense	$4,852,837
Reduction for Real Estate Sold	(3,226,642)

Balance at close of period — 3/31/06		$69,222,341