Form 10-K, Exhibit 13
period 2007-03-31
BOSTON CAPITAL TAX CREDIT FUND II LTD PARTNERSHIP
filed 2007-07-16
CIK 853566

FINANCIAL STATEMENTS AND
INDEPENDENT AUDITORS’ REPORT
BOSTON CAPITAL TAX CREDIT FUND II
LIMITED PARTNERSHIP -
SERIES 7, 9 THROUGH 12, AND 14
MARCH 31, 2007 AND 2006

Schedules not listed are omitted because of the absence of the conditions under which they are required or because the information is included in the financial statements or the notes thereto.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Partners
Boston Capital Tax Credit Fund II
     Limited Partnership
     We have audited the accompanying balance sheets of Boston Capital Tax Credit Fund II Limited Partnership, including Boston Capital Tax Credit Fund II Limited Partnership — Series 7, Series 9 through 12, and Series 14, in total and for each series, as of March 31, 2007 and 2006, and the related statements of operations, changes in partners’ capital (deficit) and cash flows for the total partnership and for each of the series for each of the three years in the period ended March 31, 2007. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We did not audit the financial statements of certain operating limited partnerships which investments represent $310,119 and $435,482 of the total partnership assets as of March 31, 2007 and 2006, respectively, and $(105,192), $(259,929) and $(461,681), of the total partnership income (loss) for the years ended March 31, 2007, 2006 and 2005, respectively; of the assets for Series 7 as of March 31, 2006 and 2005, $0 and $0, respectively, and of the income (loss) for Series 7 for the years ended March 31, 2007, 2006 and 2005, $0, $0 and $0, respectively; of the assets for Series 9 as of March 31, 2007 and 2006, $0 and $0, respectively, and of the income (loss) for Series 9 for the years ended March 31, 2007, 2006 and 2005, $0, $0 and $0, respectively; of the assets for Series 10 as of March 31, 2007 and 2006, $0 and $0, respectively, and of the income (loss) for Series 10 for the years ended March 31, 2007, 2006 and 2005, $0, $(65,652) and $(235,072), respectively; of the assets for Series 11 as of March 31, 2007 and 2006, $0 and $0, respectively, and of the income (loss) for Series 11 for the years ended March 31, 2007, 2006 and 2005, $0, $0 and $0, respectively; of the assets for Series 12 as of March 31, 2007 and 2006, $0 and $0, respectively, and of the income (loss) for Series 12 for the years ended March 31, 2007, 2006 and 2005, $0, $0 and $0, respectively; and of the assets for Series 14 as of March 31, 2007 and 2006, $310,119 and $435,482, respectively, and of the income (loss) for Series 14 for the years ended March 31, 2007, 2006 and 2005, $(105,192), $(194,277) and $(226,609), respectively. Those statements were audited by other auditors, whose reports have been furnished to us, and our opinion, insofar as it relates to those operating limited partnerships, is based solely on the reports of the other auditors.
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
     In our opinion, based on our audits and the reports of the other auditors, the financial statements referred to above present fairly, in all material respects, the financial position of Boston Capital Tax Credit Fund II L.P. — Series 7, Series 9 through 12, and Series 14, in total and for each series, as of March 31, 2007 and 2006, and the results of its operations and its cash flows for the total partnership and for each of the series for each of the three years in the period ended March 31, 2007, in conformity with accounting principles generally accepted in the United States of America.
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
July 16, 2007

Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14
BALANCE SHEETS
March 31, 2007 and 2006

	Total
	2007	2006
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$2,790,211	$3,696,857

OTHER ASSETS
Cash and cash equivalents	2,005,864	3,500,741
Deferred acquisition costs, net of accumulated amortization	539,263	574,055
Other	343,758	825,410

	$5,679,096	$8,597,063

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable — trade	$8,750	$68,618
Accounts payable — affiliates	27,681,628	29,245,962
Capital contributions payable	236,345	236,345

	27,926,723	29,550,925

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 20,000,000 authorized beneficial assignee certificates (BAC), $10 stated value, 18,679,738 issued and outstanding to the assignees at March 31, 2007 and 2006	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 18,679,738 issued and outstanding at March 31, 2007 and 2006	(20,472,111)	(19,175,853)
General partner	(1,775,516)	(1,778,009)

	(22,247,627)	(20,953,862)

	$5,679,096	$8,597,063

(continued)

Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14
BALANCE SHEETS — CONTINUED
March 31, 2007 and 2006

	Series 7
	2007	2006
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$—	$—

OTHER ASSETS
Cash and cash equivalents	187,030	362,316
Deferred acquisition costs, net of accumulated amortization	—	—
Other	326,920	808,572

	$513,950	$1,170,888

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable — trade	$—	$9,000
Accounts payable — affiliates	833,517	1,553,165
Capital contributions payable	—	—

	833,517	1,562,165

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 20,000,000 authorized beneficial assignee certificates (BAC), $10 stated value, 1,036,100 issued and outstanding to the assignees at March 31, 2007 and 2006	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 1,036,100 issued and outstanding at March 31, 2007 and 2006	(228,776)	(297,437)
General partner	(90,791)	(93,840)

	(319,567)	(391,277)

	$513,950	$1,170,888

(continued)

Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14
BALANCE SHEETS — CONTINUED
March 31, 2007 and 2006

	Series 9
	2007	2006
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$—	$—

OTHER ASSETS
Cash and cash equivalents	141,756	206,104
Deferred acquisition costs, net of accumulated amortization	5,991	6,378
Other	14,138	14,138

	$161,885	$226,620

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable — trade	$—	$2,000
Accounts payable — affiliates	6,159,320	5,838,728
Capital contributions payable	—	—

	6,159,320	5,840,728

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 20,000,000 authorized beneficial assignee certificates (BAC), $10 stated value, 4,178,029 issued and outstanding to the assignees at March 31, 2007 and 2006	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 4,178,029 issued and outstanding at March 31, 2007 and 2006	(5,602,623)	(5,223,129)
General partner	(394,812)	(390,979)

	(5,997,435)	(5,614,108)

	$161,885	$226,620

(continued)

Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14
BALANCE SHEETS — CONTINUED
March 31, 2007 and 2006

	Series 10
	2007	2006
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$234,798	$369,953

OTHER ASSETS
Cash and cash equivalents	312,676	351,299
Deferred acquisition costs, net of accumulated amortization	31,933	33,993
Other	—	—

	$579,407	$755,245

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable — trade	$—	$12,000
Accounts payable — affiliates	3,477,877	3,816,026
Capital contributions payable	—	—

	3,477,877	3,828,026

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 20,000,000 authorized beneficial assignee certificates (BAC), $10 stated value, 2,428,925 issued and outstanding to the assignees at March 31, 2007 and 2006	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,428,925 issued and outstanding at March 31, 2007 and 2006	(2,674,572)	(2,847,140)
General partner	(223,898)	(225,641)

	(2,898,470)	(3,072,781)

	$579,407	$755,245

(continued)

Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14
BALANCE SHEETS — CONTINUED
March 31, 2007 and 2006

	Series 11
	2007	2006
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$1,568,461	$2,056,230

OTHER ASSETS
Cash and cash equivalents	211,850	260,979
Deferred acquisition costs, net of accumulated amortization	23,479	24,994
Other	—	—

	$1,803,790	$2,342,203

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable — trade	$5,000	$14,710
Accounts payable — affiliates	3,797,133	4,232,300
Capital contributions payable	22,528	22,528

	3,824,661	4,269,538

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 20,000,000 authorized beneficial assignee certificates (BAC), $10 stated value, 2,489,599 issued and outstanding to the assignees at March 31, 2007 and 2006	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,489,599 issued and outstanding at March 31, 2007 and 2006	(1,785,977)	(1,693,376)
General partner	(234,894)	(233,959)

	(2,020,871)	(1,927,335)

	$1,803,790	$2,342,203

(continued)

Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14
BALANCE SHEETS — CONTINUED
March 31, 2007 and 2006

	Series 12
	2007	2006
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$69,772	$138,176

OTHER ASSETS
Cash and cash equivalents	502,693	996,805
Deferred acquisition costs, net of accumulated amortization	144,517	153,841
Other	2,700	2,700

	$719,682	$1,291,522

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable — trade	$3,750	$23,528
Accounts payable — affiliates	4,606,163	5,231,113
Capital contributions payable	11,405	11,405

	4,621,318	5,266,046

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 20,000,000 authorized beneficial assignee certificates (BAC), $10 stated value, 2,972,795 issued and outstanding to the assignees at March 31, 2007 and 2006	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,972,795 issued and outstanding at March 31, 2007 and 2006	(3,611,488)	(3,677,520)
General partner	(290,148)	(297,004)

	(3,901,636)	(3,974,524)

	$719,682	$1,291,522

(continued)

Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14
BALANCE SHEETS — CONTINUED
March 31, 2007 and 2006

	Series 14
	2007	2006
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$917,180	$1,132,498

OTHER ASSETS
Cash and cash equivalents	649,859	1,323,238
Deferred acquisition costs, net of accumulated amortization	333,343	354,849
Other	—	—

	$1,900,382	$2,810,585

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable — trade	$—	$7,380
Accounts payable — affiliates	8,807,618	8,574,630
Capital contributions payable	202,412	202,412

	9,010,030	8,784,422

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 20,000,000 authorized beneficial assignee certificates (BAC), $10 stated value, 5,574,290 issued and outstanding to the assignees at March 31, 2007 and 2006	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 5,574,290 issued and outstanding at March 31, 2007 and 2006	(6,568,675)	(5,437,251)
General partner	(540,973)	(536,586)

	(7,109,648)	(5,973,837)

	$1,900,382	$2,810,585

See notes to financial statements

Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14
STATEMENTS OF OPERATIONS
Years ended March 31, 2007, 2006 and 2005

	Total
	2007	2006	2005
Income
Interest income	$58,158	$17,511	$22,479
Miscellaneous income	327,422	30,552	47,883

	385,580	48,063	70,362

Share of income (loss) from operating limited partnerships	1,989,375	2,457,601	(3,230,139)

Expenses
Professional fees	285,048	286,465	271,835
Partnership management fee	1,285,868	1,752,063	1,719,408
Amortization	34,792	74,433	249,906
Impairment loss	332,494	2,462,981	3,069,541
General and administrative expenses	187,493	135,280	114,818

	2,125,695	4,711,222	5,425,508

NET LOSS	$249,260	$(2,205,558)	$(8,585,285)

Net income (loss) allocated to general partner	$2,493	$(22,057)	$(85,853)

Net income (loss) allocated to assignees	$246,767	$(2,183,501)	$(8,499,432)

Net income (loss) per BAC	$0.01	$(0.12)	$(0.46)

(continued)

Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14
STATEMENTS OF OPERATIONS — CONTINUED
Years ended March 31, 2007, 2006 and 2005

	Series 7
	2007	2006	2005
Income
Interest income	$6,140	$1,417	$118
Miscellaneous income	600	—	2,100

Total income	6,740	1,417	2,218

Share of income (loss) from operating limited partnerships	363,220	1,072,780	325,021

Expenses
Professional fees	18,897	18,467	14,381
Partnership management fee	32,286	22,118	29,644
Amortization	—	—	—
Impairment loss	—	—	—
General and administrative expenses	13,882	12,235	12,910

	65,065	52,820	56,935

NET INCOME (LOSS)	$304,895	$1,021,377	$270,304

Net income (loss) allocated to general partner	$3,049	$10,214	$2,703

Net income (loss) allocated to assignees	$301,846	$1,011,163	$267,601

Net income (loss) per BAC	$0.29	$0.94	$0.25

(continued)

Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14
STATEMENTS OF OPERATIONS — CONTINUED
Years ended March 31, 2007, 2006 and 2005

	Series 9
	2007	2006	2005
Income
Interest income	$3,017	$2,547	$1,803
Miscellaneous income	5,502	10,223	8,403

Total income	8,519	12,770	10,206

Share of income (loss) from operating limited partnerships	(10,078)	161,690	1,286,062

Expenses
Professional fees	44,859	45,979	37,246
Partnership management fee	303,930	392,223	372,688
Amortization	387	1,631	8,085
Impairment loss	—	—	—
General and administrative expenses	32,592	24,482	19,557

	381,768	464,315	437,576

NET INCOME (LOSS)	$(383,327)	$(289,855)	$858,692

Net income (loss) allocated to general partner	$(3,833)	$(2,899)	$8,587

Net income (loss) allocated to assignees	$(379,494)	$(286,956)	$850,105

Net income (loss) per BAC	$(0.09)	$(0.07)	$0.20

(continued)

Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14
STATEMENTS OF OPERATIONS — CONTINUED
Years ended March 31, 2007, 2006 and 2005

	Series 10
	2007	2006	2005
Income
Interest income	$7,277	$2,170	$14,010
Miscellaneous income	2,700	2,639	30,058

Total income	9,977	4,809	44,068

Share of income (loss) from operating limited partnerships	449,258	963,618	(485,369)

Expenses
Professional fees	43,194	39,900	30,250
Partnership management fee	195,739	187,544	259,281
Amortization	2,060	20,165	9,509
Impairment loss	17,736	160,877	280,766
General and administrative expenses	26,195	17,793	16,204

	284,924	426,279	596,010

NET INCOME (LOSS)	$174,311	$542,148	$(1,037,311)

Net income (loss) allocated to general partner	$1,743	$5,421	$(10,373)

Net income (loss) allocated to assignees	$172,568	$536,727	$(1,026,938)

Net income (loss) per BAC	$0.07	$0.22	$(0.42)

(continued)

Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14
STATEMENTS OF OPERATIONS — CONTINUED
Years ended March 31, 2007, 2006 and 2005

	Series 11
	2007	2006	2005
Income
Interest income	$7,908	$1,041	$1,195
Miscellaneous income	292,712	2,069	3,725

Total income	300,620	3,110	4,920

Share of income (loss) from operating limited partnerships	146,141	553,449	(515,127)

Expenses
Professional fees	40,651	38,890	29,245
Partnership management fee	171,403	279,792	303,312
Amortization	1,515	2,518	4,758
Impairment loss	301,946	1,259,406	473,600
General and administrative expenses	24,782	16,908	14,764

	540,297	1,597,514	825,679

NET LOSS	$(93,536)	$(1,040,955)	$(1,335,886)

Net loss allocated to general partner	$(935)	$(10,410)	$(13,359)

Net loss allocated to assignees	$(92,601)	$(1,030,545)	$(1,322,527)

Net loss per BAC	$(0.04)	$(0.41)	$(0.53)

(continued)

Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14
STATEMENTS OF OPERATIONS — CONTINUED
Years ended March 31, 2007, 2006 and 2005

	Series 12
	2007	2006	2005
Income
Interest income	$17,920	$3,304	$704
Miscellaneous income	6,714	1,550	1,836

Total income	24,634	4,854	2,540

Share of income (loss) from operating limited partnerships	844,126	(119,642)	(2,743,788)

Expenses
Professional fees	52,767	48,733	45,195
Partnership management fee	77,109	285,474	183,130
Amortization	9,324	16,897	75,623
Impairment loss	12,812	534,437	570,893
General and administrative expenses	31,105	20,127	17,615

	183,117	905,668	892,456

NET INCOME (LOSS)	$685,643	$(1,020,456)	$(3,633,704)

Net income (loss) allocated to general partner	$6,856	$(10,205)	$(36,337)

Net income (loss) allocated to assignees	$678,787	$(1,010,251)	$(3,597,367)

Net income (loss) per BAC	$0.23	$(0.34)	$(1.21)

(continued)

Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14
STATEMENTS OF OPERATIONS — CONTINUED
Years ended March 31, 2007, 2006 and 2005

	Series 14
	2007	2006	2005
Income
Interest income	$15,896	$7,032	$4,649
Miscellaneous income	19,194	14,071	1,761

Total income	35,090	21,103	6,410

Share of income (loss) from operating limited partnerships	196,708	(174,294)	(1,096,938)

Expenses
Professional fees	84,680	94,496	115,518
Partnership management fee	505,401	584,912	571,353
Amortization	21,506	33,222	151,931
Impairment loss	—	508,261	1,744,282
General and administrative expenses	58,937	43,735	33,768

	670,524	1,264,626	2,616,852

NET LOSS	$(438,726)	$(1,417,817)	$(3,707,380)

Net loss allocated to general partner	$(4,387)	$(14,178)	$(37,074)

Net loss allocated to assignees	$(434,339)	$(1,403,639)	$(3,670,306)

Net loss per BAC	$(0.08)	$(0.25)	$(0.66)

See notes to financial statements

Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14
STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT)
Years ended March 31, 2007, 2006 and 2005

		General
Total	Assignees	partner	Total
Partners’ capital (deficit), March 31, 2004	(6,912,721)	(1,670,099)	(8,582,820)

Net loss	(8,499,432)	(85,853)	(8,585,285)

Distributions	—	—	—

Partners’ capital (deficit), March 31, 2005	(15,412,153)	(1,755,952)	(17,168,105)

Net loss	(2,183,501)	(22,057)	(2,205,558)

Distributions	(1,580,199)	—	(1,580,199)

Partners’ capital (deficit), March 31, 2006	(19,175,853)	(1,778,009)	(20,953,862)

Net income	246,767	2,493	249,260

Distributions	(1,543,025)	—	(1,543,025)

Partners’ capital (deficit), March 31, 2007	$(20,472,111)	$(1,775,516)	$(22,247,627)

(continued)

Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14
STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) — CONTINUED
Years ended March 31, 2007, 2006 and 2005

		General
Series 7	Assignees	partner	Total
Partners’ capital (deficit), March 31, 2004	$(1,576,201)	$(106,757)	(1,682,958)

Net income	267,601	2,703	270,304

Distributions	—	—	—

Partners’ capital (deficit), March 31, 2005	(1,308,600)	(104,054)	(1,412,654)

Net income	1,011,163	10,214	1,021,377

Distributions	—	—	—

Partners’ capital (deficit), March 31, 2006	(297,437)	(93,840)	(391,277)

Net income	301,846	3,049	304,895

Distributions	(233,185)	—	(233,185)

Partners’ capital (deficit), March 31, 2007	$(228,776)	$(90,791)	$(319,567)

		General
Series 9	Assignees	partner	Total
Partners’ capital (deficit), March 31, 2004	$(5,188,152)	$(396,667)	$(5,584,819)

Net income	850,105	8,587	858,692

Distributions	—	—	—

Partners’ capital (deficit), March 31, 2005	(4,338,047)	(388,080)	(4,726,127)

Net loss	(286,956)	(2,899)	(289,855)

Distributions	(598,126)	—	(598,126)

Partners’ capital (deficit), March 31, 2006	(5,223,129)	(390,979)	(5,614,108)

Net loss	(379,494)	(3,833)	(383,327)

Distributions	—	—	—

Partners’ capital (deficit), March 31, 2007	$(5,602,623)	$(394,812)	$(5,997,435)

(continued)

Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14
STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) — CONTINUED
Years ended March 31, 2007, 2006 and 2005

		General
Series 10	Assignees	partner	Total
Partners’ capital (deficit), March 31, 2004	$(1,536,339)	$(220,689)	$(1,757,028)

Net loss	(1,026,938)	(10,373)	(1,037,311)

Distributions	—	—	—

Partners’ capital (deficit), March 31, 2005	(2,563,277)	(231,062)	(2,794,339)

Net income	536,727	5,421	542,148

Distributions	(820,590)	—	(820,590)

Partners’ capital (deficit), March 31, 2006	(2,847,140)	(225,641)	(3,072,781)

Net income	172,568	1,743	174,311

Distributions	—	—	—

Partners’ capital (deficit), March 31, 2007	$(2,674,572)	$(223,898)	$(2,898,470)

		General
Series 11	Assignees	partner	Total
Partners’ capital (deficit), March 31, 2004	$659,696	$(210,190)	$449,506

Net loss	(1,322,527)	(13,359)	(1,335,886)

Distributions	—	—	—

Partners’ capital (deficit), March 31, 2005	(662,831)	(223,549)	(886,380)

Net loss	(1,030,545)	(10,410)	(1,040,955)

Distributions	—	—	—

Partners’ capital (deficit), March 31, 2006	(1,693,376)	(233,959)	(1,927,335)

Net loss	(92,601)	(935)	(93,536)

Distributions	—	—	—

Partners’ capital (deficit), March 31, 2007	$(1,785,977)	$(234,894)	$(2,020,871)

(continued)

Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14
STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) — CONTINUED
Years ended March 31, 2007, 2006 and 2005

		General
Series 12	Assignees	partner	Total
Partners’ capital (deficit), March 31, 2004	$930,098	$(250,462)	$679,636

Net loss	(3,597,367)	(36,337)	(3,633,704)

Distributions	—	—	—

Partners’ capital (deficit), March 31, 2005	(2,667,269)	(286,799)	(2,954,068)

Net loss	(1,010,251)	(10,205)	(1,020,456)

Distributions	—	—	—

Partners’ capital (deficit), March 31, 2006	(3,677,520)	(297,004)	(3,974,524)

Net income	678,787	6,856	685,643

Distributions	(612,755)	—	(612,755)

Partners’ capital (deficit), March 31, 2007	$(3,611,488)	$(290,148)	$(3,901,636)

		General
Series 14	Assignees	partner	Total
Partners’ capital (deficit), March 31, 2004	$(201,823)	$(485,334)	$(687,157)

Net loss	(3,670,306)	(37,074)	(3,707,380)

Distributions	—	—	—

Partners’ capital (deficit), March 31, 2005	(3,872,129)	(522,408)	(4,394,537)

Net loss	(1,403,639)	(14,178)	(1,417,817)

Distributions	(161,483)	—	(161,483)

Partners’ capital (deficit), March 31, 2006	(5,437,251)	(536,586)	(5,973,837)

Net loss	(434,339)	(4,387)	(438,726)

Distributions	(697,085)	—	(697,085)

Partners’ capital (deficit), March 31, 2007	$(6,568,675)	$(540,973)	$(7,109,648)

See notes to financial statements

Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14
STATEMENTS OF CASH FLOWS
Years ended March 31, 2007, 2006 and 2005

	Total
	2007	2006	2005
Cash flows from operating activities
Net income (loss)	$249,260	$(2,205,558)	$(8,585,285)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities
Distributions from operating limited partnerships	42,081	3,804	105,078
Share of (income) loss from operating limited partnerships	(1,989,375)	(2,457,601)	3,230,139
Impairment loss	332,494	2,462,981	3,069,541
Amortization	34,792	74,433	249,906
Changes in assets and liabilities
Accounts payable and accrued expenses	(59,868)	59,711	1,362,166
Accounts payable — affiliates	(1,564,334)	(571,492)	—
Other assets	754,106	(650,010)	(131,780)

Net cash provided by (used in) operating activities	(2,200,844)	(3,283,732)	(700,235)

Cash flows from investing activities
(Advances to) repayments from operating limited partnerships	—	11,979	176,481
Proceeds from disposition of operating limited partnerships	2,248,992	3,466,697	3,660,333

Net cash provided by (used in) investing activities	2,248,992	3,478,676	3,836,814

Cash flows from financing activities
Distributions paid to assignees	(1,543,025)	(1,580,199)	—

Net cash provided by (used in) financing activities	(1,543,025)	(1,580,199)	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(1,494,877)	(1,385,255)	3,136,579

Cash and cash equivalents, beginning	3,500,741	4,885,996	1,749,417

Cash and cash equivalents, end	$2,005,864	$3,500,741	$4,885,996

(cotinued)

Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14
STATEMENTS OF CASH FLOWS — CONTINUED
Years ended March 31, 2007, 2006 and 2005

	Series 7
	2007	2006	2005
Cash flows from operating activities
Net income (loss)	$304,895	$1,021,377	$270,304
Adjustments to reconcile net loss to net cash provided by (used in) operating activities
Distributions from operating limited partnerships	—	—	3,085
Share of (income) loss from operating limited partnerships	(363,220)	(1,072,780)	(325,021)
Impairment loss	—	—	—
Amortization	—	—	—
Changes in assets and liabilities
Accounts payable and accrued expenses	(9,000)	9,000	(67,080)
Accounts payable — affiliates	(719,648)	(202,855)	—
Other assets	808,572	(738,072)	—

Net cash provided by (used in) operating activities	21,599	(983,330)	(118,712)

Cash flows from investing activities
(Advances to) repayments from operating limited partnerships	—	—	—
Proceeds from disposition of operating limited partnerships	36,300	1,108,189	343,953

Net cash provided by (used in) investing activities	36,300	1,108,189	343,953

Cash flows from financing activities
Distributions paid to assignees	(233,185)	—	—

Net cash provided by (used in) financing activities	(233,185)	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(175,286)	124,859	225,241

Cash and cash equivalents, beginning	362,316	237,457	12,216

Cash and cash equivalents, end	$187,030	$362,316	$237,457

(cotinued)

Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14
STATEMENTS OF CASH FLOWS — CONTINUED
Years ended March 31, 2007, 2006 and 2005

	Series 9
	2007	2006	2005
Cash flows from operating activities
Net income (loss)	$(383,327)	$(289,855)	$858,692
Adjustments to reconcile net loss to net cash provided by (used in) operating activities
Distributions from operating limited partnerships	—	—	74,498
Share of (income) loss from operating limited partnerships	10,078	(161,690)	(1,286,062)
Impairment loss	—	—	—
Amortization	387	1,631	8,085
Changes in assets and liabilities
Accounts payable and accrued expenses	(2,000)	2,000	(112,848)
Accounts payable — affiliates	320,592	(133,590)	—
Other assets	(22,300)	49,801	(122,522)

Net cash provided by (used in) operating activities	(76,570)	(531,703)	(580,157)

Cash flows from investing activities
(Advances to) repayments from operating limited partnerships	—	—	—
Proceeds from disposition of operating limited partnerships	12,222	279,424	1,393,049

Net cash provided by (used in) investing activities	12,222	279,424	1,393,049

Cash flows from financing activities
Distributions paid to assignees	—	(598,126)	—

Net cash provided by (used in) financing activities	—	(598,126)	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(64,348)	(850,405)	812,892

Cash and cash equivalents, beginning	206,104	1,056,509	243,617

Cash and cash equivalents, end	$141,756	$206,104	$1,056,509

(cotinued)

Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14
STATEMENTS OF CASH FLOWS — CONTINUED
Years ended March 31, 2007, 2006 and 2005

	Series 10
	2007	2006	2005
Cash flows from operating activities
Net income (loss)	$174,311	$542,148	$(1,037,311)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities
Distributions from operating limited partnerships	20,582	—	11,442
Share of (income) loss from operating limited partnerships	(449,258)	(963,618)	485,369
Impairment loss	17,736	160,877	280,766
Amortization	2,060	20,165	9,509
Changes in assets and liabilities
Accounts payable and accrued expenses	(12,000)	12,000	322,928
Accounts payable — affiliates	(338,149)	(742,159)	—
Other assets	—	—	349

Net cash provided by (used in) operating activities	(584,718)	(970,587)	73,052

Cash flows from investing activities
(Advances to) repayments from operating limited partnerships	—	—	—
Proceeds from disposition of operating limited partnerships	546,095	1,760,466	124,531

Net cash provided by (used in) investing activities	546,095	1,760,466	124,531

Cash flows from financing activities
Distributions paid to assignees	—	(820,590)	—

Net cash provided by (used in) financing activities	—	(820,590)	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(38,623)	(30,711)	197,583

Cash and cash equivalents, beginning	351,299	382,010	184,427

Cash and cash equivalents, end	$312,676	$351,299	$382,010

(cotinued)

Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14
STATEMENTS OF CASH FLOWS — CONTINUED
Years ended March 31, 2007, 2006 and 2005

	Series 11
	2007	2006	2005
Cash flows from operating activities
Net loss	$(93,536)	$(1,040,955)	$(1,335,886)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities
Distributions from operating limited partnerships	—	—	36
Share of (income) loss from operating limited partnerships	(146,141)	(553,449)	515,127
Impairment loss	301,946	1,259,406	473,600
Amortization	1,515	2,518	4,758
Changes in assets and liabilities
Accounts payable and accrued expenses	(9,710)	14,710	351,428
Accounts payable — affiliates	(435,167)	285,638	—
Other assets	(32,166)	—	(9,607)

Net cash provided by (used in) operating activities	(413,259)	(32,132)	(544)

Cash flows from investing activities
(Advances to) repayments from operating limited partnerships	—	(50,746)	(46,122)
Proceeds from disposition of operating limited partnerships	364,130	58,693	—

Net cash provided by (used in) investing activities	364,130	7,947	(46,122)

Cash flows from financing activities
Distributions paid to assignees	—	—	—

Net cash provided by (used in) financing activities	—	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(49,129)	(24,185)	(46,666)

Cash and cash equivalents, beginning	260,979	285,164	331,830

Cash and cash equivalents, end	$211,850	$260,979	$285,164

(cotinued)

Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14
STATEMENTS OF CASH FLOWS — CONTINUED
Years ended March 31, 2007, 2006 and 2005

	Series 12
	2007	2006	2005
Cash flows from operating activities
Net income (loss)	$685,643	$(1,020,456)	$(3,633,704)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities
Distributions from operating limited partnerships	7,710	—	6,753
Share of (income) loss from operating limited partnerships	(844,126)	119,642	2,743,788
Impairment loss	12,812	534,437	570,893
Amortization	9,324	16,897	75,623
Changes in assets and liabilities
Accounts payable and accrued expenses	(19,778)	23,528	380,416
Accounts payable — affiliates	(624,950)	387,912	—
Other assets	—	—	—

Net cash provided by (used in) operating activities	(773,365)	61,960	143,769

Cash flows from investing activities
(Advances to) repayments from operating limited partnerships	—	(117,275)	13,831
Proceeds from disposition of operating limited partnerships	892,008	106,518	720,863

Net cash provided by (used in) investing activities	892,008	(10,757)	734,694

Cash flows from financing activities
Distributions paid to assignees	(612,755)	—	—

Net cash provided by (used in) financing activities	(612,755)	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(494,112)	51,203	878,463

Cash and cash equivalents, beginning	996,805	945,602	67,139

Cash and cash equivalents, end	$502,693	$996,805	$945,602

(cotinued)

Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14
STATEMENTS OF CASH FLOWS — CONTINUED
Years ended March 31, 2007, 2006 and 2005

	Series 14
	2007	2006	2005
Cash flows from operating activities
Net loss	$(438,726)	$(1,417,817)	$(3,707,380)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities
Distributions from operating limited partnerships	13,789	3,804	9,264
Share of (income) loss from operating limited partnerships	(196,708)	174,294	1,096,938
Impairment loss	—	508,261	1,744,282
Amortization	21,506	33,222	151,931
Changes in assets and liabilities
Accounts payable and accrued expenses	(7,380)	(1,527)	487,322
Accounts payable — affiliates	232,988	(166,438)	—
Other assets	—	38,261	—

Net cash provided by (used in) operating activities	(374,531)	(827,940)	(217,643)

Cash flows from investing activities
(Advances to) repayments from operating limited partnerships	—	180,000	208,772
Proceeds from disposition of operating limited partnerships	398,237	153,407	1,077,937

Net cash provided by (used in) investing activities	398,237	333,407	1,286,709

Cash flows from financing activities
Distributions paid to assignees	(697,085)	(161,483)	—

Net cash provided by (used in) financing activities	(697,085)	(161,483)	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(673,379)	(656,016)	1,069,066

Cash and cash equivalents, beginning	1,323,238	1,979,254	910,188

Cash and cash equivalents, end	$649,859	$1,323,238	$1,979,254

(cotinued)

Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14
NOTES TO FINANCIAL STATEMENTS
March 31, 2007, 2006 and 2005

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
The BACs issued and outstanding in each series at March 31, 2007 and 2006 are as follows:

Series 7	1,036,100
Series 9	4,178,029
Series 10	2,428,925
Series 11	2,489,599
Series 12	2,972,795
Series 14	5,574,290

Total	18,679,738

Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005

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
Accumulated amortization as of March 31, 2007 and 2006 is as follows:

	2007	2006
Series 7	$—	$—
Series 9	17,931	17,545
Series 10	62,705	60,645
Series 11	24,489	22,974
Series 12	221,695	212,371
Series 14	469,362	447,856

	$796,182	$761,391

The amortization of deferred acquisition costs for each of the ensuing 5 years through March 31, 2011 is estimated to be $34,792 per year.
Income Taxes
No provision or benefit for income taxes has been included in these financial statements since taxable income or loss passes through to, and is reportable by, the partners and assignees individually.

Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005

NOTE A —	ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)
Investments in Operating Limited Partnerships
The partnership accounts for its investments in operating limited partnerships using the equity method of accounting. Under the equity method of accounting, the partnership adjusts its investment cost for its share of each operating limited partnership’s results of operations and for any distributions received or accrued. However, the partnership recognizes individual operating limited partnership losses only to the extent that the fund’s share of losses from the operating limited partnerships exceeds the carrying amount of the investment and advances to operating limited partnerships. Unrecognized losses are suspended and offset against future individual operating limited partnership income. No operating limited partnerships were acquired during 2007 or 2006.
Under Emerging Issues Task Force (EITF) 98-13, after the investment account is reduced to zero, receivables due from the operating limited partnerships are decreased by the funds’ share of losses and, accordingly a valuation allowance is recorded against the receivables. Accordingly, the partnership recorded a valuation allowance as follows:

	2007	2006	2005

Series 7	$130,176	$130,176	$130,176
Series 9	204,194	181,894	175,387
Series 10	38,979	38,979	36,828
Series 11	295,582	263,416	196,933
Series 12	156,160	156,160	91,149
Series 14	52,498	52,498	42,573

	$877,589	$823,123	$673,046

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
March 31, 2007, 2006 and 2005

NOTE A —	ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)
Investments in Operating Limited Partnerships (Continued)
deferred acquisition fees related to each investment are evaluated for impairment when an impairment loss has reduced an investment balance to zero. Accordingly, the partnership recorded an impairment loss of $332,494, $2,462,981, and $3,069,541, during the years ended March 31, 2007, 2006 and 2005, respectively.
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
March 31, 2007, 2006 and 2005

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
March 31, 2007, 2006 and 2005

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
Net Loss per Beneficial Assignee Certificate
Net loss per beneficial assignee certificate is calculated based upon the weighted average number of units outstanding. The weighted average number of units outstanding in each series at March 31, 2007, 2006 and 2005 are as follows:

Series 7	1,036,100
Series 9	4,178,029
Series 10	2,428,925
Series 11	2,489,599
Series 12	2,972,795
Series 14	5,574,290

Total	18,679,738

Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005

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
NOTE B — RELATED PARTY TRANSACTIONS
During the years ended March 31, 2007, 2006 and 2005, the partnership entered into several transactions with various affiliates of the general partner, including Boston Capital Partners, Inc., Boston Capital Holdings Limited Partnership and Boston Capital Asset Management Limited Partnership, as follows:
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
March 31, 2007, 2006 and 2005

NOTE B —	RELATED PARTY TRANSACTIONS (Continued)
The fee is payable without interest as sufficient funds become available from sales or refinancing proceeds from operating limited partnerships. The annual partnership management fees charged to each series’ operations during the years ended March 31, 2007, 2006 and 2005 are as follows:

	2007	2006	2005
Series 7	$32,286	$22,118	$29,644
Series 9	303,930	392,223	372,688
Series 10	195,739	187,544	259,281
Series 11	171,403	279,792	303,312
Series 12	77,109	285,474	183,130
Series 14	505,401	584,912	571,353

	$1,285,868	$1,752,063	$1,719,408

General and administrative expenses incurred by Boston Capital Partners, Inc., Boston Capital Holdings Limited Partnership and Boston Capital Asset Management Limited Partnership during the years ended March 31, 2007, 2006 and 2005 charged to each series’ operations are as follows:

	2007	2006	2005
Series 7	$7,517	$10,129	$8,911
Series 9	15,453	20,123	19,556
Series 10	12,994	17,560	16,204
Series 11	12,750	16,709	14,764
Series 12	14,939	19,787	17,615
Series 14	30,219	39,820	33,768

	$93,872	$124,128	$110,818

Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005

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
During the year ended March 31, 2006, management of Boston Capital decided to discontinue requesting reimbursement for overheard and salary expenses related to the disposition of assets. Additionally, Boston Capital’s management had decided to reimburse all previous reimbursements for such items by reducing other liabilities due to Boston Capital and its Affiliates from the Partnership. The sales preparation fees reimbursed for Series 7, Series 9, Series 10, Series 12, and Series 14 were $362, $164,433, $60,000, $11,964, and $49,253 respectively.
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
Accounts payable — affiliates at March 31, 2007 and 2006 represents general and administrative expenses, partnership management fees, and may include advances which are payable to Boston Capital Holdings Limited Partnership and Boston Capital Asset Management Limited Partnership. The carrying value of accounts payable — affiliates approximates fair value.

Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005

NOTE C —	INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS
At March 31, 2007 and 2006, the partnership has limited partnership interests in operating limited partnerships which own operating apartment complexes. During the year ended March 31, 2007, the partnership disposed of its operating limited partnership interest in one, two, two, two, eleven, and ten of the operating limited partnerships owned by Series 7, Series 9, Series 10, Series 11, Series 12 and Series 14, respectively. During the year ended March 31, 2006, the partnership disposed of its operating limited partnership interest in two, one, seven, three, three, and four of the operating limited partnerships owned by Series 7, Series 9, Series 10, Series 11, Series 12 and Series 14, respectively. The number of operating limited partnerships in which the partnership has limited partnership interests at March 31, 2007 and 2006 by series are as follows:

	2007	2006
Series 7	7	8
Series 9	38	40
Series 10	33	35
Series 11	35	37
Series 12	37	48
Series 14	79	89

	229	257

Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005

NOTE C —	INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)
During the year ended March 31, 2007 the partnership disposed of twenty-eight of the operating limited partnerships. A summary of the dispositions by Series for March 31, 2007 is as follows:

	Operating	Sale of	Partnership
	Partnership	Underlying	Proceeds from	Gain/(Loss) on
	Interest Sold	Property	Disposition	Disposition
Series 7	—	1	$36,300	$363,220
Series 9	—	2	12,222	12,222
Series 10	—	2	546,095	487,978
Series 11	—	2	364,130	364,130
Series 12	8	3	892,008	874,053
Series 14	10	—	398,237	374,448

Total	18	10	$2,248,992	$2,476,051

During the year ended March 31, 2006 the partnership disposed of twenty of the operating limited partnerships. A summary of the dispositions by Series for March 31, 2006 is as follows:

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
March 31, 2007, 2006 and 2005

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

Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)
The contributions payable to operating limited partnerships at March 31, 2007 and 2006 by series are as follows:

	2007	2006
Series 7	$—	$—
Series 9	—	—
Series 10	—	—
Series 11	22,528	22,528
Series 12	11,405	11,405
Series 14	202,412	202,412

	$236,345	$236,345

Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)
The partnership’s investments in operating limited partnerships at March 31, 2007 are summarized as follows:

Total
Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$83,383,560

Acquisition costs of operating limited partnerships	$9,905,206

Cumulative distributions from operating limited partnerships	$(665,684)

Cumulative Impairment loss in investments in operating limited partnerships	$(8,628,868)

Cumulative losses from operating limited partnerships	$(81,204,005)

Investments in operating limited partnerships per balance sheets	2,790,211

The partnership (has recorded) has not recorded capital contributions to the operating limited partnerships during the year ended March 31, 2007, which (have not) have been included in the partnerships’ capital account included in the operating limited partnerships’ financial statements as of December 31, 2006 (see note A)	(187,532)

The partnership has recorded acquisition costs at March 31, 2007, which have not been recorded in the net assets of the operating limited partnerships (see note A)	(1,404,005)

Cumulative losses from operating limited partnerships for the three months ended March 31, 1999, which the operating limited partnerships have not included in their capital as of December 31, 1998 due to different year ends (see note A)	1,647,148

Equity in losses from operating limited partnerships not recognizable under the equity method of accounting (see note A)	(45,224,476)

The partnership has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A)	717,259

Cumulative Impairment loss in investments in operating limited partnerships	8,628,867

Other	1,381,787

Equity per operating limited partnerships’ combined financial statements	$(31,650,739)

Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)
The partnership’s investments in operating limited partnerships at March 31, 2007 are summarized as follows:

	Series 7	Series 9	Series 10
Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$1,239,337	$14,833,709	$9,837,872

Acquisition costs of operating limited partnerships	195,338	1,862,141	1,163,183

Cumulative distributions from operating limited partnerships	(2,787)	(29,896)	(19,203)

Cumulative Impairment loss in investments in operating limited partnerships	(86,382)	(369,919)	(534,606)

Cumulative losses from operating limited partnerships	(1,345,506)	(16,296,035)	(10,212,448)

Investments in operating limited partnerships per balance sheets	—	—	234,798

Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 7	Series 9	Series 10
The partnership (has recorded) has not recorded capital contributions to the operating limited partnerships during the year ended March 31, 2007, which (have not) have been included in the partnerships’ capital account included in the operating limited partnerships’ financial statements as of December 31, 2006 (see note A)	—	—	—

The partnership has recorded acquisition costs at March 31, 2007, which have not been recorded in the net assets of the operating limited partnerships (see note A)	(5,643)	(125,427)	(18,725)

Cumulative losses from operating limited partnerships for the three months ended March 31, 1999, which the operating limited partnerships have not included in their capital as of December 31, 1998 due to different year ends (see note A)	—	—	—

Equity in losses from operating limited partnerships not recognizable under the equity method of accounting (see note A)	(1,257,774)	(12,041,879)	(5,608,777)

The partnership has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A)	359	49,337	55,709

Cumulative Impairment loss in investments in operating limited partnerships	86,382	369,919	534,606

Other	33,704	429,351	305,289

Equity per operating limited partnerships’ combined financial statements	$(1,142,972)	$(11,318,699)	$(4,497,100)

Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)
The partnership’s investments in operating limited partnerships at March 31, 2007 are summarized as follows:

	Series 11	Series 12	Series 14
Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$16,768,503	$10,065,846	$30,638,294

Acquisition costs of operating limited partnerships	1,598,344	1,222,006	3,864,194

Cumulative distributions from operating limited partnerships	(399,870)	(44,867)	(169,061)

Cumulative Impairment loss in investments in operating limited partnerships	(3,447,876)	(1,352,077)	(2,838,007)

Cumulative losses from operating limited partnerships	(12,950,640)	(9,821,136)	(30,578,240)

Investments in operating limited partnerships per balance sheets	1,568,461	69,772	917,180

Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 11	Series 12	Series 14
The partnership (has recorded) has not recorded capital contributions to the operating limited partnerships during the year ended March 31, 2007, which (have not) have been included in the partnerships’ capital account included in the operating limited partnerships’ financial statements as of December 31, 2006 (see note A)	(10,000)	—	(177,532)

The partnership has recorded acquisition costs at March 31, 2007, which have not been recorded in the net assets of the operating limited partnerships (see note A)	(277,649)	(286,566)	(689,995)

Cumulative losses from operating limited partnerships for the three months ended March 31, 1999, which the operating limited partnerships have not included in their capital as of December 31, 1998 due to different year ends (see note A)	—	324,400	1,322,749

Equity in losses from operating limited partnerships not recognizable under the equity method of accounting (see note A)	(6,609,039)	(6,252,903)	(13,454,103)

The partnership has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A)	104,214	192,211	315,429

Cumulative Impairment loss in investments in operating limited partnerships	3,447,876	1,352,077	2,838,007

Other	352,437	160,251	100,755

Equity per operating limited partnerships’ combined financial statements	$(1,423,700)	$(4,440,758)	$(8,827,510)

Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)
The partnership’s investments in operating limited partnerships at March 31, 2006 are summarized as follows:

Total
Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$98,795,094

Acquisition costs of operating limited partnerships	11,234,169

Cumulative distributions from operating limited partnerships	(840,638)

Cumulative Impairment loss in investments in operating limited partnerships	(8,428,055)

Cumulative losses from operating limited partnerships	(97,063,713)

Investments in operating limited partnerships per balance sheets	3,696,857

The partnership (has recorded) has not recorded capital contributions to the operating limited partnerships during the year ended March 31, 2006, which (have not) have been included in the partnerships’ capital account included in the operating limited partnerships’ financial statements as of December 31, 2005 (see note A)	(191,814)

The partnership has recorded acquisition costs at March 31, 2006, which have not been recorded in the net assets of the operating limited partnerships (see note A)	(1,645,686)

Cumulative losses from operating limited partnerships for the three months ended March 31, 1999, which the operating limited partnerships have not included in their capital as of December 31, 1998 due to different year ends (see note A)	4,403,349

Equity in losses from operating limited partnerships not recognizable under the equity method of accounting (see note A)	(46,837,812)

The partnership has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A)	730,953

Cumulative Impairment loss in investments in operating limited partnerships	8,428,055

Other	(322,538)

Equity per operating limited partnerships’ combined financial statements	$(31,738,636)

Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005
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

Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 7	Series 9	Series 10
The partnership (has recorded) has not recorded capital contributions to the operating limited partnerships during the year ended March 31, 2006, which (have not) have been included in the partnerships’ capital account included in the operating limited partnerships’ financial statements as of December 31, 2005 (see note A)	—	—	—

The partnership has recorded acquisition costs at March 31, 2006, which have not been recorded in the net assets of the operating limited partnerships (see note A)	(30,620)	(125,427)	(19,446)

Cumulative losses from operating limited partnerships for the three months ended March 31, 1999, which the operating limited partnerships have not included in their capital as of December 31, 1998 due to different year ends (see note A)	66,154	596,953	729,386

Equity in losses from operating limited partnerships not recognizable under the equity method of accounting (see note A)	(1,284,578)	(11,059,438)	(5,361,506)

The partnership has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A)	359	49,377	55,709

Cumulative Impairment loss in investments in operating limited partnerships	86,382	555,257	516,870

Other	(5,596)	(62,626)	(313,194)

Equity per operating limited partnerships’ combined financial statements	$(1,167,899)	$(10,045,904)	$(4,022,228)

Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005
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

Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 11	Series 12	Series 14
The partnership (has recorded) has not recorded capital contributions to the operating limited partnerships during the year ended March 31, 2006, which (have not) have been included in the partnerships’ capital account included in the operating limited partnerships’ financial statements as of December 31, 2005 (see note A)	(10,000)	(4,282)	(177,532)

The partnership has recorded acquisition costs at March 31, 2006, which have not been recorded in the net assets of the operating limited partnerships (see note A)	(460,434)	(312,956)	(696,803)

Cumulative losses from operating limited partnerships for the three months ended March 31, 1999, which the operating limited partnerships have not included in their capital as of December 31, 1998 due to different year ends (see note A)	721,702	613,706	1,675,448

Equity in losses from operating limited partnerships not recognizable under the equity method of accounting (see note A)	(8,153,922)	(8,060,233)	(12,918,135)

The partnership has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A)	112,536	192,211	320,761

Cumulative Impairment loss in investments in operating limited partnerships	3,094,170	1,314,915	2,860,461

Other	(64,104)	119,314	3,668

Equity per operating limited partnerships’ combined financial statements	$(2,703,822)	$(5,999,149)	$(7,799,634)

Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)
The combined summarized balance sheets of the operating limited partnerships in which Series 7, 9 through 12, and 14 hold an interest at December 31, 2006 are as follows:
COMBINED SUMMARIZED BALANCE SHEETS

	Total	Series 7	Series 9	Series 10
ASSETS

Buildings and improvements, net of accumulated depreciation	$197,542,798	$4,013,937	$36,110,502	$23,132,872
Land	18,207,994	409,614	3,150,391	2,143,842
Other assets	35,029,028	1,119,496	5,538,050	4,440,478

	$250,779,820	$5,543,047	$44,798,943	$29,717,192

LIABILITIES AND PARTNERS’CAPITAL (DEFICIT)

Mortgages and construction loans payable	$257,923,536	$6,759,842	$50,593,900	$32,289,719
Accounts payable and accrued expenses	8,524,712	$53,405	3,618,353	402,651
Other liabilities	15,815,885	90,218	3,786,228	996,081

	282,264,133	6,903,465	57,998,481	33,688,451

PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund II Limited Partnership	(31,650,739)	(1,142,972)	(11,318,699)	(4,497,100)
Other partners	166,426	(217,446)	(1,880,839)	525,841

	(31,484,313)	(1,360,418)	(13,199,538)	(3,971,259)

	$250,779,820	$5,543,047	$44,798,943	$29,717,192

Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)
The combined summarized balance sheets of the operating limited partnerships in which Series 7, 9 through 12, and 14 hold an interest at December 31, 2006 are as follows:
COMBINED SUMMARIZED BALANCE SHEETS — CONTINUED

	Series 11	Series 12	Series 14
ASSETS

Buildings and improvements, net of accumulated depreciation	$33,960,137	$26,157,572	$74,167,778
Land	2,996,331	2,381,511	7,126,305
Other assets	6,692,352	5,296,504	11,942,148

	$43,648,820	$33,835,587	$93,236,231

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$40,439,986	$35,538,440	$92,301,649
Accounts payable and accrued expenses	1,576,145	561,796	2,312,362
Other liabilities	2,327,498	2,500,884	6,114,976

	44,343,629	38,601,120	100,728,987

PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund II Limited Partnership	(1,423,700)	(4,440,758)	(8,827,510)
Other partners	728,891	(324,775)	1,334,754

	(694,809)	(4,765,533)	(7,492,756)

	$43,648,820	$33,835,587	$93,236,231

Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005
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
March 31, 2007, 2006 and 2005
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

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$46,330,496	$51,949,292	$105,308,347
Accounts payable and accrued expenses	2,308,795	975,091	1,799,563
Other liabilities	3,306,687	4,094,944	7,129,305

	51,945,978	57,019,327	114,237,215

PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund II Limited Partnership	(2,703,822)	(5,999,149)	(7,799,634)
Other partners	1,061,376	(173,539)	2,368,518

	(1,642,446)	(6,172,688)	(5,431,116)

	$50,303,532	$50,846,639	$108,806,099

Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)
The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2006 in which Series 7, 9 through 12, and 14 hold an interest as of December 31, 2006 are as follows:
COMBINED SUMMARIZED STATEMENTS OF OPERATIONS
Year ended December 31, 2006

	Total	Series 7	Series 9	Series 10
Revenue
Rental	$46,983,307	$976,686	$8,017,404	$5,391,252
Interest and other	1,647,687	50,303	344,649	215,301

	48,630,994	1,026,989	8,362,053	5,606,553

Expenses
Interest	9,805,253	148,289	1,774,480	1,091,445
Depreciation and amortization	13,171,504	300,643	2,280,855	1,583,769
Taxes and insurance	6,995,231	143,269	1,312,354	796,996
Repairs and maintenance	9,885,074	209,892	1,780,237	1,178,898
Operating expenses	16,168,812	347,183	2,611,676	1,761,621
Other expenses	2,292,727	28,998	659,819	93,984

	58,318,601	1,178,274	10,419,421	6,506,713

NET LOSS	$(9,687,607)	$(151,285)	$(2,057,368)	$(900,160)

Net loss allocated to Boston
Capital Tax Credit Fund II Limited Partnership*	$(6,947,562)	$(136,309)	$(1,642,836)	$(766,987)

Net loss allocated to other partners	$(2,740,045)	$(14,976)	$(414,532)	$(133,173)

*	Amounts include $136,309, $1,620,536, $766,987, $1,052,917, $853,035 and $2,463,312 for Series 7, Series 9, Series 10, Series 11, Series 12 and Series 14, respectively, of loss not recognized under the equity method of accounting as described in note A.

Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)
The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2006 in which Series 7, 9 through 12, and 14 hold an interest as of December 31, 2006 are as follows:
COMBINED SUMMARIZED STATEMENTS OF OPERATIONS — CONTINUED
Year ended December 31, 2006

	Series 11	Series 12	Series 14
Revenue
Rental	$7,875,460	$8,257,180	$16,465,325
Interest and other	360,599	206,857	469,978

	8,236,059	8,464,037	16,935,303

Expenses
Interest	1,633,573	1,838,483	3,318,983
Depreciation and amortization	2,379,682	2,293,265	4,333,290
Taxes and insurance	1,188,110	1,219,700	2,334,802
Repairs and maintenance	1,643,210	1,612,924	3,459,913
Operating expenses	2,702,883	2,928,382	5,817,067
Other expenses	162,837	141,881	1,205,208

	9,710,295	10,034,635	20,469,263

NET LOSS	$(1,474,236)	$(1,570,598)	$(3,533,960)

Net loss allocated to Boston
Capital Tax Credit Fund II Limited Partnership*	$(1,085,083)	$(853,035)	$(2,463,312)

Net loss allocated to other partners	$(389,153)	$(717,563)	$(1,070,648)

*	Amounts include $136,309, $1,620,536, $766,987, $1,052,917, $853,035 and $2,463,312 for Series 7, Series 9, Series 10, Series 11, Series 12 and Series 14, respectively, of loss not recognized under the equity method of accounting as described in note A.

Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005
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
March 31, 2007, 2006 and 2005
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)
The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2005 in which Series 7, 9 through 12, and 14 hold an interest as of December 31, 2005 are as follows:
COMBINED SUMMARIZED STATEMENTS OF OPERATIONS — CONTINUED
Year ended December 31, 2005

	Series 11	Series 12	Series 14
Revenue
Rental	$8,289,477	$8,874,149	$17,735,508
Interest and other	2,531,392	470,390	537,027

	10,820,869	9,344,539	18,272,535

Expenses
Interest	1,880,877	2,058,885	4,033,961
Depreciation and amortization	2,589,975	2,653,054	4,928,490
Taxes and insurance	1,273,256	1,363,185	2,494,473
Repairs and maintenance	1,605,403	1,850,622	3,658,364
Operating expenses	2,637,116	2,904,855	6,133,011
Other expenses	471,142	274,826	787,789

	10,457,769	11,105,427	22,036,088

NET INCOME (LOSS)	$363,100	$(1,760,888)	$(3,763,553)

Net income (loss) allocated to Boston
Capital Tax Credit Fund II Limited Partnership*	$(619,351)	$(1,429,224)	$(2,516,299)

Net income (loss) allocated to other partners	$982,451	$(331,664)	$(1,247,254)

*	Amounts include $253,665, $1,455,754, $680,847, $1,180,590, $1,256,111 and $2,165,170 for Series 7, Series 9, Series 10, Series 11, Series 12 and Series 14, respectively, of loss not recognized under the equity method of accounting as described in note A.

Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005
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
March 31, 2007, 2006 and 2005
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)
The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2004 in which Series 7, 9 through 12, and 14 hold an interest as of December 31, 2004 are as follows:
COMBINED SUMMARIZED STATEMENTS OF OPERATIONS — CONTINUED
Year ended December 31, 2004

	Series 11	Series 12	Series 14
Revenue
Rental	$8,291,830	$9,296,690	$18,031,233
Interest and other	546,448	359,700	604,846

	8,838,278	9,656,390	18,636,079

Expenses
Interest	1,987,650	2,174,953	4,187,019
Depreciation and amortization	2,736,035	2,821,757	5,174,431
Taxes and insurance	1,339,696	1,470,468	2,628,932
Repairs and maintenance	1,613,610	1,794,973	3,543,252
Operating expenses	2,857,368	3,185,293	5,494,620
Other expenses	1,028,317	362,345	827,307

	11,562,676	11,809,789	21,855,561

NET LOSS	$(2,724,398)	$(2,153,399)	$(3,219,482)

Net loss allocated to Boston
Capital Tax Credit Fund II Limited Partnership*	$(2,151,068)	$(1,746,423)	$(2,756,400)

Net income (loss) allocated to other partners	$(573,330)	$(406,976)	$(463,082)

*	Amounts include $292,537, $1,401,957, $901,116, $1,762,715, $1,136,202 and $2,004,879 for Series 7, Series 9, Series 10, Series 11, Series 12 and Series 14, respectively, of loss not recognized under the equity method of accounting as described in note A.

Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005
NOTE D — RECONCILIATION OF FINANCIAL STATEMENT NET LOSS TO INCOME TAX RETURN (Continued)
For income tax purposes, the partnership reports using a December 31 year-end. The partnership’s net loss for financial reporting and tax return purposes for the year ended March 31, 2007 is reconciled as follows:

	Total	Series 7	Series 9	Series 10
Net income (loss) for financial reporting purposes, March 31, 2007	$249,260	$304,895	$(383,327)	$174,311

Operating limited partnership rents received in advance	4,011	—	(1,340)	505

Accrued partnership management fees not recognized for tax purposes	(2,526,882)	(723,869)	325,551	(1,397,441)

Other	807,831	(189,343)	554,034	16,548

Operating limited partnership loss not allowed for financial reporting under equity method of accounting	(6,947,562)	(136,309)	(1,642,836)	(766,987)

Impairment loss in investment in operating limited partnership	332,494	—	—	17,736

Excess of tax depreciation over book depreciation on operating limited partnership assets	(1,580,928)	(37,143)	(294,096)	(160,449)

Difference due to fiscal year for book purposes and calendar year for tax purposes	12,883,237	3,150,098	347,000	2,710,501

Income (loss) for tax return purposes, December 31, 2006	$3,221,461	$2,368,329	$(1,095,014)	$594,724

Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005
NOTE D — RECONCILIATION OF FINANCIAL STATEMENT NET LOSS TO INCOME TAX RETURN (Continued)
For income tax purposes, the partnership reports using a December 31 year-end. The partnership’s net loss for financial reporting and tax return purposes for the year ended March 31, 2007 is reconciled as follows:

	Series 11	Series 12	Series 14
Net income (loss) for financial reporting purposes, March 31, 2007	$(93,536)	$685,643	$(438,726)

Operating limited partnership rents received in advance	(323)	—	5,169

Accrued partnership management fees not recognized for tax purposes	(457,733)	(517,190)	243,800

Other	416,804	(481,152)	490,940

Operating limited partnership loss not allowed for financial reporting under equity method of accounting	(1,085,083)	(853,035)	(2,463,312)

Impairment loss in investment in operating limited partnership	301,946	12,812	—

Excess of tax depreciation over book depreciation on operating limited partnership assets	(279,121)	(241,397)	(568,722)

Difference due to fiscal year for book purposes and calendar year for tax purposes	3,250,347	3,142,854	282,437

Income (loss) for tax return purposes, December 31, 2006	$2,053,301	$1,748,535	$(2,448,414)

Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005
NOTE D — RECONCILIATION OF FINANCIAL STATEMENT NET LOSS TO INCOME TAX RETURN (Continued)
For income tax purposes, the partnership reports using a December 31 year-end. The partnership’s net loss for financial reporting and tax return purposes for the year ended March 31, 2006 is reconciled as follows:

	Total	Series 7	Series 9	Series 10
Net income (loss) for financial reporting purposes, March 31, 2006	$(2,205,558)	$1,021,377	$(289,855)	$542,148

Operating limited partnership rents received in advance	(7,188)	—	3,875	—

Accrued partnership management fees not recognized for tax purposes	(908,798)	(139,493)	(226,440)	(802,169)

Other	1,870,538	(1,781,731)	4,273,868	1,250,658

Operating limited partnership loss not allowed for financial reporting under equity method of accounting	(6,992,137)	(253,665)	(1,455,754)	(680,847)

Impairment loss in investment in operating limited partnership	2,402,030	—	—	160,877

Excess of tax depreciation over book depreciation on operating limited partnership assets	(1,804,542)	(22,521)	(370,521)	(177,685)

Difference due to fiscal year for book purposes and calendar year for tax purposes	(2,590,188)	(1,230,526)	(501,070)	(591,169)

Income (loss) for tax return purposes, December 31, 2005	$(10,235,843)	$(2,406,559)	$1,434,103	$(298,187)

Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005
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
March 31, 2007, 2006 and 2005
NOTE D — RECONCILIATION OF FINANCIAL STATEMENT NET LOSS TO INCOME TAX RETURN (Continued)
For income tax purposes, the partnership reports using a December 31 year-end. The partnership’s net loss for financial reporting and tax return purposes for the year ended March 31, 2005 is reconciled as follows:

	Total	Series 7	Series 9	Series 10
Net income (loss) for financial reporting purposes, March 31, 2005	$(8,585,285)	$270,304	$858,692	$(1,037,311)

Operating limited partnership rents received in advance	(15,909)	—	(13,610)	(4,690)

Accrued partnership management fees not recognized for tax purposes	1,287,716	(71,529)	(129,598)	322,926

Other	411,842	(81,373)	(12,649)	(16,916)

Operating limited partnership loss not allowed for financial reporting under equity method of accounting	(7,605,989)	(292,536)	(1,508,541)	(901,116)

Impairment loss in investment in operating limited partnership	3,069,541	—	—	280,766

Excess of tax depreciation over book depreciation on operating limited partnership assets	(1,783,080)	(28,589)	(362,258)	(196,035)

Difference due to fiscal year for book purposes and calendar year for tax purposes	256,456	(35,585)	(1,924,983)	89,558

Income (loss) for tax return purposes, December 31, 2004	$(12,964,708)	$(239,308)	$(3,092,947)	$(1,462,818)

Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005
NOTE D — RECONCILIATION OF FINANCIAL STATEMENT NET LOSS TO INCOME TAX RETURN (Continued)
For income tax purposes, the partnership reports using a December 31 year-end. The partnership’s net loss for financial reporting and tax return purposes for the year ended March 31, 2005 is reconciled as follows:

	Series 11	Series 12	Series 14
Net income (loss) for financial reporting purposes, March 31, 2005	$(1,335,886)	$(3,633,704)	$(3,707,380)

Operating limited partnership rents received in advance	(2,676)	(6,318)	11,385

Accrued partnership management fees not recognized for tax purposes	325,680	360,440	479,797

Other	644,500	(300,101)	178,381

Operating limited partnership loss not allowed for financial reporting under equity method of accounting	(1,762,715)	(1,136,202)	(2,004,879)

Impairment loss in investment in operating limited partnership	473,600	570,893	1,744,282

Excess of tax depreciation over book depreciation on operating limited partnership assets	(272,878)	(249,926)	(673,394)

Difference due to fiscal year for book purposes and calendar year for tax purposes	125,979	1,986,454	15,033

Income (loss) for tax return purposes, December 31, 2004	$(1,804,396)	$(2,408,464)	$(3,956,775)

Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005
NOTE D — RECONCILIATION OF FINANCIAL STATEMENT NET LOSS TO INCOME TAX RETURN (Continued)
The differences between the investments in operating limited partnerships for tax purposes and financial statements purposes at March 31, 2007 are as follows:

	Total	Series 7	Series 9	Series 10
Investments in operating limited partnerships — tax return December 31, 2006	$(53,895,465)	$(1,713,373)	$(14,732,068)	$(6,357,811)

Add back losses not recognized under the equity method	45,224,475	1,257,774	12,041,879	5,608,777

Historic tax credits	—	—	—	—

Impairment loss in investments in operating limited partnerships	(8,628,867)	(86,382)	(369,919)	(534,606)

Less share of loss - three months ended March 31, 2007	(4,270,438)	(66,154)	(596,953)	(729,386)

Impairment loss not recognized for tax purposes	—	—	—	—

Other	24,360,506	608,135	3,657,061	2,247,824

Investments in operating limited partnerships — as reported, March 31, 2007	$2,790,211	$—	$—	$234,798

Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005
NOTE D — RECONCILIATION OF FINANCIAL STATEMENT NET LOSS TO INCOME TAX RETURN (Continued)
The differences between the investments in operating limited partnerships for tax purposes and financial statements purposes at March 31, 2007 are as follows:

	Series 11	Series 12	Series 14
Investments in operating limited partnerships — tax return December 31, 2006	$(5,024,337)	$(8,524,574)	$(17,543,302)

Add back losses not recognized under the equity method	6,609,039	6,252,903	13,454,103

Historic tax credits	—	—	—

Impairment loss in investments in operating limited partnerships	(3,447,876)	(1,352,077)	(2,838,007)

Less share of loss - three months ended March 31, 2007	(721,702)	(563,710)	(1,592,533)

Impairment loss not recognized for tax purposes	—	—	—

Other	4,153,337	4,257,230	9,436,919

Investments in operating limited partnerships — as reported, March 31, 2007	$1,568,461	$69,772	$917,180

Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005
NOTE D — RECONCILIATION OF FINANCIAL STATEMENT NET LOSS TO INCOME TAX RETURN (Continued)
The differences between the investments in operating limited partnerships for tax purposes and financial statements purposes at March 31, 2006 are as follows:

	Total	Series 7	Series 9	Series 10
Investments in operating limited partnerships — tax return December 31, 2005	$(56,513,236)	$(3,649,753)	$(13,731,600)	$(6,866,640)

Add back losses not recognized under the equity method	46,837,812	1,284,578	11,059,438	5,361,506

Historic tax credits	2,211,207	—	—	—

Impairment loss in investments in operating limited partnerships	(8,428,055)	(86,382)	(555,257)	(516,870)

Less share of loss - three months ended March 31, 2006	(4,403,349)	(66,154)	(596,953)	(729,386)

Impairment loss not recognized for tax purposes	—	—	—	—

Other	23,992,478	2,517,711	3,824,372	3,121,343

Investments in operating limited partnerships — as reported, March 31, 2006	$3,696,857	$—	$—	$369,953

Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005
NOTE D — RECONCILIATION OF FINANCIAL STATEMENT NET LOSS TO INCOME TAX RETURN (Continued)
The differences between the investments in operating limited partnerships for tax purposes and financial statements purposes at March 31, 2006 are as follows:

	Series 11	Series 12	Series 14
Investments in operating limited partnerships — tax return December 31, 2005	$(6,596,295)	$(10,201,183)	$(15,467,765)

Add back losses not recognized under the equity method	8,153,922	8,060,233	12,918,135

Historic tax credits	1,281,688	—	929,519

Impairment loss in investments in operating limited partnerships	(3,094,170)	(1,314,915)	(2,860,461)

Less share of loss - three months ended March 31, 2006	(721,702)	(613,706)	(1,675,448)

Impairment loss not recognized for tax purposes	—	—	—

Other	3,032,787	4,207,747	7,288,518

Investments in operating limited partnerships — as reported, March 31, 2006	$2,056,230	$138,176	$1,132,498

Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005
NOTE E — CASH EQUIVALENTS
On March 31, 2007 and 2006, Boston Capital Tax Credit Fund II Limited Partnership purchased $1,850,000 and $3,400,000 of corporate debt securities under agreements to resell on April 1, 2007 and April 1, 2006, respectively. Interest is earned at rates ranging from .40% to 3% per annum.
Additionally, cash equivalents of $130,054 and $95,048 as of March 31, 2007 and 2006, respectively, include money market accounts with interest rates ranging from 0.61% to 3.19% per annum.

Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005
NOTE G — QUARTERLY FINANCIAL INFORMATION (UNAUDITED)
The following is a summary of the results of operations for each of the four quarters for the years indicated:

	First	Second	Third	Fourth
	Quarter	Quarter	Quarter	Quarter
2007

Total revenue	$9,282	$307,983	$39,017	$29,298

Income (Loss) from operations	(465,227)	(219,078)	(385,747)	(670,063)

Share of Income (losses) from Operating Limited Partnerships	(230,573)	(86,798)	662,025	1,644,721

Net Income (losses)	(695,800)	(305,876)	276,278	974,658

Net income (loss) per BAC	(0.04)	(0.02)	0.01	0.05

2006

Total revenue	$11,805	$23,394	$6,810	$6,054

Loss from operations	(583,839)	(724,310)	(608,938)	(2,746,072)

Share of Income (losses) from Operating Limited Partnerships	127,604	612,334	(276,469)	1,994,132

Net loss	(456,235)	(111,976)	(885,407)	(751,940)

Net loss per BAC	(0.02)	(0.01)	(0.05)	(0.04)

2005

Total revenue	$4,678	$5,355	$14,030	$46,299

Loss from operations	(604,367)	(737,220)	(537,594)	(3,475,965)

Share of Income (losses) from Operating Limited Partnerships	(794,402)	(916,478)	(695,367)	(823,892)

Net loss	(1,398,769)	(1,653,698)	(1,232,961)	(4,299,857)

Net loss per BAC	(0.07)	(0.09)	(0.07)	(0.23)

Boston Capital Tax Credit Fund II Limited Partnership — Series 7
Schedule III — Real Estate and Accumulated Depreciation
March 31, 2007

				Cost capitalized	Gross amount at
				subsequent to	which carried at
		Initial cost to company		acquisition	close of period
											Life on which
	Encum-		Buildings and			Buildings and		Accumulated	Date of	Date	depreciation is
Description	brances	Land	improvements	Improvements	Land	Improvements	Total	depreciation	construction	acquired	computed

BRIARWOOD APTS LP	604,662	44,500	747,246	108,745	55,538	855,991	911,529	537,576	Dec-89	Dec-89	5-27.5
CREEKSIDE	1,240,271	89,016	1,290,616	299,102	89,016	1,589,718	1,678,734	451,751	Sep-89	Jun-89	5-27.5
DEER HILL II LP	1,431,974	103,000	1,424,556	339,955	103,000	1,764,511	1,867,511	1,127,212	May-89	Feb-90	5-27.5
LEBANON PROP II LP	558,018	3,000	730,187	116,515	3,000	846,702	849,702	502,640	Jul-89	Dec-89	5-27.5
OAK GROVE EST. LP	469,555	15,200	597,465	26,163	15,200	623,628	638,828	406,985	Sep-89	Dec-89	27.5
OAKVIEW LTD	1,092,000	35,280	1,375,820	132,759	35,280	1,508,579	1,543,859	734,519	Oct-89	Dec-89	40
WESTWOOD	1,363,362	96,600	1,355,174	403,539	108,580	1,758,713	1,867,293	1,173,222	Jul-90	Jul-90	5-27.5

	6,759,842	386,596	7,521,064	1,426,778	409,614	8,947,842	9,357,456	4,933,905

Since the Operating Partnerships maintain a calendar year end the information reported on this schedule is as of December 31, 2006.

**	There were no carrying costs as of December 31, 2006. The column has been omitted for presentation purposes.

Notes to Schedule III
Boston Capital Tax Credit Fund II Limited Partnership — Series 7
Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period — 4/1/92		$41,816,362
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	1,735,711
Other	0

		$1,735,711
Deductions during period:
Cost of real estate sold	$0
Other*	0

		$0

Balance at close of period — 3/31/93		$43,552,073
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	147,543
Other	0

		$147,543
Deductions during period:
Cost of real estate sold	$0
Other*	0

		$0

Balance at close of period — 3/31/94		$43,699,616
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	58,462
Other	0

		$58,462
Deductions during period:
Cost of real estate sold	$0
Other	(261,992)

		$(261,992)

Balance at close of period — 3/31/95		$43,496,086

Notes to Schedule III
Boston Capital Tax Credit Fund II Limited Partnership — Series 7 (continued)

Balance at close of period — 3/31/95		$43,496,086
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	26,794
Other	0

		$26,794
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/96		$43,522,880
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	0
Other	0

		$0
Deductions during period:
Cost of real estate sold	$0
Other	(12,480,477)

		$(12,480,477)

Balance at close of period — 3/31/97		$31,042,403
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	44,376
Other	0

		$44,376
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/98		$31,086,779

Notes to Schedule III
Boston Capital Tax Credit Fund II Limited Partnership — Series 7 (continued)

Balance at close of period — 3/31/98		$31,086,779
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	56,791
Other	0

		$56,791
Deductions during period:
Cost of real estate sold	$0
Other	(1,070,393)

		$(1,070,393)

Balance at close of period — 3/31/99		$30,073,177
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	56,415
Other	0

		$56,415
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/00		$30,129,592
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	976,119
Other	0

		$976,119
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/01		$31,105,711

Notes to Schedule III
Boston Capital Tax Credit Fund II Limited Partnership — Series 7 (continued)

Balance at close of period — 3/31/01		$31,105,711
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	323,443
Other	0

		$323,443
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/02		$31,429,154
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	53,123
Other	0

		$53,123
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/03		$31,482,277
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	137,814
Other	0

		$137,814
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/04		$31,620,091

Notes to Schedule III
Boston Capital Tax Credit Fund II Limited Partnership — Series 7 (continued)

Balance at close of period — 3/31/04		$31,620,091
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	52,678
Other	0

		$52,678
Deductions during period:
Cost of real estate sold	$(9,313,591)
Other	0

		$(9,313,591)

Balance at close of period — 3/31/05		$22,359,178
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	252,163
Other	0

		$252,163
Deductions during period:
Cost of real estate sold	$(5,595,608)
Other	0

		$(5,595,608)

Balance at close of period — 3/31/06		$17,015,733
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	43,724
Other	0

		$43,724
Deductions during period:
Cost of real estate sold	$(7,702,001)
Other	0

		$(7,702,001)

Balance at close of period — 3/31/07		$9,357,456

Notes to Schedule III
Boston Capital Tax Credit Fund II Limited Partnership — Series 7 (continued)
Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period — 4/1/92		$2,312,199
Current year expense	$1,360,178

Balance at close of period — 3/31/93		$3,672,377
Current year expense	$1,436,830

Balance at close of period — 3/31/94		$5,109,207
Current year expense	$1,391,094

Balance at close of period — 3/31/95		$6,500,301
Current year expense	$1,384,980

Balance at close of period — 3/31/96		$7,885,281
Current year expense	$(333,705)

Balance at close of period — 3/31/97		$7,551,576
Current year expense	$980,513

Balance at close of period — 3/31/98		$8,532,089
Current year expense	$100,126

Balance at close of period — 3/31/99		$8,632,215
Current year expense	$956,619

Balance at close of period — 3/31/00		$9,588,834
Current year expense	$937,982

Balance at close of period — 3/31/01		$10,526,816
Current year expense	$939,004

Balance at close of period — 3/31/02		$11,465,820
Current year expense	$1,012,788

Balance at close of period — 3/31/03		$12,478,608
Current year expense	$1,017,224

Balance at close of period — 3/31/04		$13,495,832
Current year expense	$739,721
Reduction of Real Estate sold	(3,476,831)

Balance at close of period — 3/31/05		$10,758,722
Current year expense	$531,925
Reduction of Real Estate sold	(2,858,409)

Balance at close of period — 3/31/06		$8,432,238
Current year expense	$294,877
Reduction of Real Estate sold	(3,793,210)

Balance at close of period — 3/31/07		$4,933,905

Boston Capital Tax Credit Fund II Limited Partnership — Series 9
Schedule III — Real Estate and Accumulated Depreciation
March 31, 2007

				Cost capitalized
				subsequent to	Gross amount at which carried
		Initial cost to company		acquisition	at close of period
											Life on which
	Encum-		Buildings and			Buildings and		Accumulated	Date of	Date	depreciation is
Description	brances	Land	improvements	Improvements	Land	improvements	Total	depreciation	construction	acquired	computed

BEAVER BROOK	1,149,068	135,070	1,395,155	169,121	135,070	1,564,276	1,699,346	971,479	May-90	Apr-90	27.5
BIG LAKE SENIORS	535,852	27,804	732,961	23,998	27,804	756,959	784,763	216,278	Jun-95	Apr-94	5-27.5
BLAKELY	1,019,984	50,000	1,159,403	125,888	50,000	1,285,291	1,335,291	769,769	May-90	May-90	5-27.5
BLANCO SR	503,171	40,147	679,816	0	40,147	679,816	719,963	218,449	Sep-94	Dec-93	7-40
BLOOMINGDALE	1,432,867	100,338	1,771,660	26,395	100,338	1,798,055	1,898,393	1,119,703	Mar-90	May-90	5-27.5
BROOKLYN	1,074,122	9,000	1,416,895	183,203	9,000	1,600,098	1,609,098	767,867	May-90	May-90	5-27.5
COTTON MILL ASSOC.	1,421,364	75,000	1,730,384	22,990	75,000	1,753,374	1,828,374	703,012	Jul-93	Oct-92	5-27.5
FAWN RIVER	3,600,624	77,000	4,396,993	587,604	77,000	4,984,597	5,061,597	2,414,195	Oct-90	Oct-90	27.5
FOUNTAIN GREEN	689,406	68,134	880,440	6,779	68,134	887,219	955,353	548,690	May-90	Jun-90	27.5
GLENWOOD HOTEL	608,518	25,000	1,128,486	21,864	25,000	1,150,350	1,175,350	713,206	Jun-90	Jun-90	7-27.5
GRIFTON	1,195,088	35,393	1,170,847	432,036	35,393	1,602,883	1,638,276	477,779	Feb-94	Sep-93	7-27.5
HACIENDA VILLA	3,383,942	233,165	7,304,446	199,527	274,352	7,503,973	7,778,325	3,246,616	Jan-90	Apr-90	40
HAINES CITY	1,395,576	100,000	1,709,218	25,771	100,000	1,734,989	1,834,989	1,113,031	Feb-90	Apr-90	27.5
IMMOKALEE	2,136,707	160,000	2,732,134	172,191	160,000	2,904,325	3,064,325	1,240,232	May-90	May-90	7-27.5

Boston Capital Tax Credit Fund II Limited Partnership — Series 9
Schedule III — Real Estate and Accumulated Depreciation
March 31, 2007

				Cost capitalized
				subsequent to	Gross amount at which carried
		Initial cost to company		acquisition	at close of period
											Life on which
	Encum-		Buildings and			Buildings and		Accumulated	Date of	Date	depreciation is
Description	brances	Land	improvements	Improvements	Land	improvements	Total	depreciation	construction	acquired	computed

KRISTIN PARK	1,352,654	117,179	1,694,459	120,219	117,179	1,814,678	1,931,857	798,278	Jun-90	Mar-90	27.5
LE GRANDE ENTERPRISES	1,680,733	13,090	2,232,493	17,170	67,500	2,249,663	2,317,163	624,457	Oct-93	Nov-92	5-50
LONGMEADOW	1,441,080	95,000	1,765,749	55,053	95,000	1,820,802	1,915,802	774,555	Aug-90	Aug-90	10-40
MEADOW RUN	620,548	44,400	784,163	30,380	44,400	814,543	858,943	498,962	May-90	May-90	27.5
MEADOWCREST	2,696,357	286,065	4,982,274	92,162	286,065	5,074,436	5,360,501	3,233,188	Oct-90	Sep-90	5-27.5
NEWFANE SENIOR	853,534	30,000	1,211,708	99,499	30,000	1,311,207	1,341,207	708,581	Sep-92	Oct-92	5-27.5
OLD STAGE	1,231,551	39,840	1,517,419	13,873	39,840	1,531,292	1,571,132	931,142	Sep-90	May-90	27.5
PLEASANTON SR	597,767	40,000	813,308	12,507	40,000	825,815	865,815	296,773	Jul-93	Dec-93	40
POLKTON HOUSING	616,061	25,038	754,785	23,113	25,038	777,898	802,936	440,674	Dec-93	Jan-94	5-27.5
PRINCESS MANOR	1,453,630	57,066	1,869,314	56,385	57,066	1,925,699	1,982,765	1,082,078	Aug-90	Jun-90	5-27.5
PRINCESS VILLAS	1,452,659	63,104	1,786,927	34,670	63,104	1,821,597	1,884,701	1,022,946	Aug-90	Jun-90	5-27.5
PUTNEY FIRST	1,392,249	128,800	1,804,424	48,769	128,800	1,853,193	1,981,993	668,832	May-93	Dec-92	5-27.5
QUAIL HOLLOW- WARSAW	1,365,341	33,500	1,747,578	8,435	33,500	1,756,013	1,789,513	731,279	Sep-90	Jul-90	7-40
RAINBOW GARDENS	1,175,335	70,000	1,450,989	4,198	70,000	1,455,187	1,525,187	741,095	Jun-93	Dec-92	7-27.5
RAITT ST APTS	846,133	270,281	1,221,755	0	270,281	1,221,755	1,492,036	594,214	Aug-93	May-93	5-27.5
SCHOOL ST. II	624,063	37,622	1,585,434	65,122	37,622	1,650,556	1,688,178	856,043	Jun-93	Jun-93	7-27.5
SOUTH PARIS	1,443,323	65,000	1,853,831	61,071	65,000	1,914,902	1,979,902	899,740	Oct-92	Nov-92	5-27.5

Boston Capital Tax Credit Fund II Limited Partnership — Series 9
Schedule III — Real Estate and Accumulated Depreciation
March 31, 2007

				Cost capitalized
				subsequent to	Gross amount at which carried
		Initial cost to company		acquisition	at close of period
											Life on which
	Encum-		Buildings and			Buildings and		Accumulated	Date of	Date	depreciation is
Description	brances	Land	improvements	Improvements	Land	improvements	Total	depreciation	construction	acquired	computed

SOUTHWESTERN	1,383,414	30,000	1,766,094	96,097	30,000	1,862,191	1,892,191	1,174,587	May-90	May-90	7-27.5
SUNSHINE	1,434,576	127,000	1,729,289	258,897	120,902	1,988,186	2,109,088	1,176,297	Nov-90	Sep-90	5-27.5
TAPPAHANNOCK GREENS	1,453,366	122,500	1,703,483	69,001	122,500	1,772,484	1,894,984	884,188	May-94	Mar-94	5-27.5
TWIN OAKS	1,105,248	53,636	1,397,601	13,625	53,636	1,411,226	1,464,862	866,518	May-90	May-90	5-27.5
VILLAGE OAKS	711,163	42,140	884,614	47,018	42,140	931,632	973,772	571,269	Feb-90	Jun-90	5-27.5
WESTSIDE	2,153,464	25,000	4,022,240	(47,900)	25,000	3,974,340	3,999,340	2,344,487	Dec-90	Jun-90	5-27.5
WESTWOOD	1,363,362	96,660	1,690,074	68,639	108,580	1,758,713	1,867,293	1,173,222	Jul-90	Jul-90	27.5

	50,593,900	3,048,972	70,478,843	3,245,370	3,150,391	73,724,213	76,874,604	37,613,711

Since the Operating Partnerships maintain a calendar year end, the information reported on this schedule is as of December 31, 2006.
There we no carrying costs as of December 31, 2006. The Column has been omitted for presentation purposes.

Notes to Schedule III
Boston Capital Tax Credit Fund II Limited Partnership — Series 9
Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period — 4/1/92		$122,231,856
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	3,447,429
Improvements, etc	143,343
Other	0
		$3,590,772
Deductions during period:
Cost of real estate sold	$(7,395,934)
Other	(24,083)

		$(7,420,017)

Balance at close of period — 3/31/93		$118,402,611
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	3,591,731
Improvements, etc	9,011,423
Other	0

		$12,603,154
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/94		$131,005,765
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	2,630,397
Improvements, etc	1,266,494
Other	0

		$3,896,891
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/95		$134,902,656

Notes to Schedule III
Boston Capital Tax Credit Fund II Limited Partnership — Series 9 (continued)

Balance at close of period — 3/31/95		$134,902,656
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	818,652
Other	0

		$818,652
Deductions during period:
Cost of real estate sold	$0
Other	0

		0

Balance at close of period — 3/31/96		$135,721,308
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	0
Other	0

		$0
Deductions during period:
Cost of real estate sold	$0
Other	(2,117,890)

		(2,117,890)

Balance at close of period — 3/31/97		$133,603,418
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	355,226
Other	0

		$355,226
Deductions during period:
Cost of real estate sold	$0
Other	0

		0

Balance at close of period — 3/31/98		$133,958,644

Notes to Schedule III
Boston Capital Tax Credit Fund II Limited Partnership — Series 9 (continued)

Balance at close of period — 3/31/98		$133,958,644
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	570,512
Other	0

		$570,512
Deductions during period:
Cost of real estate sold	$0
Other	(990,393)

		(990,393)

Balance at close of period — 3/31/99		$133,538,763
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	374,174
Other	0

		$374,174
Deductions during period:
Cost of real estate sold	$0
Other	(531,712)

		(531,712)

Balance at close of period — 3/31/00		$133,381,225
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	322,286
Other	0

		$322,286
Deductions during period:
Cost of real estate sold	$0
Other	0

		0
Balance at close of period — 3/31/01		$133,703,511

Notes to Schedule III
Boston Capital Tax Credit Fund II Limited Partnership — Series 9 (continued)

Balance at close of period — 3/31/01		$133,703,511
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	523,585
Other	0

		$523,585
Deductions during period:
Cost of real estate sold	$0
Other	0

		0

Balance at close of period — 3/31/02		$134,227,096
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	539,685
Other	0

		$539,685
Deductions during period:
Cost of real estate sold	$(11,255,722)
Other	0

		(11,255,722)

Balance at close of period — 3/31/03		$123,511,059
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	401,897
Other	0

		$401,897
Deductions during period:
Cost of real estate sold	$0
Other	0

		0

Balance at close of period — 3/31/04		$123,912,956

Notes to Schedule III
Boston Capital Tax Credit Fund II Limited Partnership — Series 9 (continued)

Balance at close of period — 3/31/04		$123,912,956
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	118,694
Other	0

		$118,694
Deductions during period:
Cost of real estate sold	$(35,486,480)
Other	0

		(35,486,480)

Balance at close of period — 3/31/05		$88,545,170
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	316,010
Other	0

		$316,010
Deductions during period:
Cost of real estate sold	$(1,043,253)
Other	0

		(1,043,253)

Balance at close of period — 3/31/06		$87,817,927
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	227,247
Other	0

		$227,247
Deductions during period:
Cost of real estate sold	$(11,170,570)
Other	0

		(11,170,570)

Balance at close of period — 3/31/07		$76,874,604

Notes to Schedule III
Boston Capital Tax Credit Fund II Limited Partnership — Series 9 (continued)
Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period — 4/1/92		$6,203,920
Current year expense	$4,059,735

Balance at close of period — 3/31/93		$10,263,655
Current year expense	$4,195,190

Balance at close of period — 3/31/94		$14,458,845
Current year expense	$4,588,398

Balance at close of period — 3/31/95		$19,047,243
Current year expense	$4,535,644

Balance at close of period — 3/31/96		$23,582,887
Current year expense	$4,517,586

Balance at close of period — 3/31/97		$28,100,473
Current year expense	$4,359,076

Balance at close of period — 3/31/98		$32,459,549
Current year expense	$3,444,078

Balance at close of period — 3/31/99		$35,903,627
Current year expense	$4,028,593

Balance at close of period — 3/31/00		$39,932,220
Current year expense	$4,198,128

Balance at close of period — 3/31/01		$44,130,348
Current year expense	$4,089,155

Balance at close of period — 3/31/02		$48,219,503
Current year expense	$329,965

Balance at close of period — 3/31/03		$48,549,468
Current year expense	$3,928,201

Balance at close of period — 3/31/04		$52,477,669
Current year expense	$2,257,172
Reduction for Real Estate sold	(15,910,686)

Balance at close of period — 3/31/05		$38,824,155
Current year expense	$2,583,478
Reduction for Real Estate sold	(586,160)

Balance at close of period — 3/31/06		$40,821,473
Current year expense	$2,256,535
Reduction for Real Estate sold	(5,464,297)

Balance at close of period — 3/31/07		$37,613,711

Boston Capital Tax Credit Fund II Limited Partnership — Series 10
Schedule III — Real Estate and Accumulated Depreciation
March 31, 2007

				Cost capitalized
				subsequent to	Gross amount at which carried
		Initial cost to company		acquisition	at close of period
											Life on which
			Buildings and			Buildings and		Accumulated	Date of	Date	depreciation is
Description	Encumbrances	Land	improvements	Improvements	Land	improvements	Total	depreciation	construction	acquired	computed

ACKERMAN	501,830	42,000	619,380	303,473	42,000	922,853	964,853	306,685	Jun-94	Sep-93	5-27.5
ATHENS II	1,302,645	75,000	1,642,281	61,429	75,000	1,703,710	1,778,710	708,621	Jun-90	Aug-90	5-27.5
AUTUMN LANE	714,850	34,094	891,072	1,281	34,094	892,353	926,447	538,242	Nov-90	Aug-89	5-27.5
BAYTREE	933,065	44,759	1,099,246	163,145	44,759	1,262,391	1,307,150	758,029	Jul-90	Nov-88	5-27.5
BENCHMARK	1,081,207	60,600	1,137,112	236,467	60,600	1,373,579	1,434,179	801,000	Jul-90	Nov-88	5-27.5
BRENTWOOD	929,730	64,999	1,163,002	68,032	64,999	1,231,034	1,296,033	515,637	Oct-90	Nov-90	5-27.5
BRIARWOOD	1,441,948	154,900	1,898,553	(269,824) *	154,900	1,628,729	1,783,629	934,505	Aug-90	Aug-90	7-27.5
BUTLER PROPERTIES	488,205	37,500	376,730	223,430	37,500	600,160	637,660	226,966	Feb-91	Dec-90	5-27.5
CANDLEWICK PLACE	1,217,418	70,800	1,500,289	113,385	70,800	1,613,674	1,684,474	613,579	Oct-92	Dec-92	5-27.5
CEDARSTONE	750,916	66,000	955,695	73,131	66,000	1,028,826	1,094,826	400,874	May-93	May-93	5-40
CHARLTON COURT	1,164,939	56,144	1,449,050	3,301	56,144	1,452,351	1,508,495	770,402	Jan-93	Dec-92	7-27.5
CLOVERLEAF I	830,405	54,740	969,048	24,514	54,740	993,562	1,048,302	617,589	Apr-90	Nov-90	5-27.5
CLOVERLEAF II	849,067	66,488	981,480	22,147	66,488	1,003,627	1,070,115	625,300	Apr-90	Nov-90	5-27.5
DALLAS	1,396,387	230,059	3,408,933	(124,903) *	230,059	3,284,030	3,514,089	1,992,128	Oct-90	Dec-91	5-27.5
ELLAVILLE	763,702	45,000	977,293	5,441	45,000	982,734	1,027,734	618,743	Feb-90	Jul-90	5-27.5
GREAT FALLS	866,168	38,292	1,053,154	7,477	38,292	1,060,631	1,098,923	644,577	Oct-90	Nov-90	5-27.5
HARTWAY PROPERTIES	888,143	49,000	1,116,507	29,540	49,000	1,146,047	1,195,047	515,277	Jun-90	Jul-90	5-27.5

Boston Capital Tax Credit Fund II Limited Partnership — Series 10
Schedule III — Real Estate and Accumulated Depreciation
March 31, 2007

				Cost capitalized
				subsequent to	Gross amount at which carried
		Initial cost to company		acquisition	at close of period
											Life on which
			Buildings and			Buildings and		Accumulated	Date of	Date	depreciation is
Description	Encumbrances	Land	improvements	Improvements	Land	improvements	Total	depreciation	construction	acquired	computed

IRONTON ESTATES	600,414	29,500	794,461	20,960	29,500	815,421	844,921	446,039	Jan-93	May-93	5-27.5
LAMBERT SQUARE	956,696	41,200	1,243,568	35,349	41,200	1,278,917	1,320,117	455,857	Jan-93	May-93	5-50
LONGVIEW	849,685	25,000	1,071,946	82,006	25,000	1,153,952	1,178,952	712,460	Jun-90	Nov-90	5-27.5
MAIDU	1,608,654	56,500	4,890,261	312,533	56,500	5,202,794	5,259,294	2,978,993	Aug-90	Nov-88	27.5
MEADOWBROOK	1,434,393	75,141	1,789,549	5,274	75,141	1,794,823	1,869,964	1,125,823	Dec-91	Mar-91	5-27.5
MORGANTOWN	748,195	36,000	930,187	7	36,000	930,194	966,194	362,854	Dec-90	Aug-90	5-27.5
NEWNAN	1,795,970	92,706	4,128,942	(196,832) *	92,706	3,932,110	4,024,816	2,412,580	Oct-90	Dec-90	27.5
PINETREE MANOR	953,359	30,000	1,210,633	44,011	30,000	1,254,644	1,284,644	451,277	Jan-93	Nov-92	7-40
PINEVIEW	934,501	125,000	1,178,400	10,823	125,000	1,189,223	1,314,223	724,360	Dec-90	Sep-90	7-27.5
ROSEWOOD VILLAGE	631,459	36,000	806,255	5,086	36,000	811,341	847,341	504,200	Jul-90	Jul-90	5-27.5
STOCKTON ESTATES	428,821	17,500	647,699	(216,866)	25,678	430,833	456,511	193,019	Jan-93	Feb-93	5-27.5
STRATFORD SQUARE	731,909	63,000	443,433	488,388	63,000	931,821	994,821	351,781	Feb-93	Oct-92	5-40
SUMMER GLEN	1,436,162	147,225	1,669,056	164,531	147,225	1,833,587	1,980,812	666,097	Mar-93	Nov-92	5-40

Boston Capital Tax Credit Fund II Limited Partnership — Series 10
Schedule III — Real Estate and Accumulated Depreciation
March 31, 2007

				Cost capitalized
				subsequent to	Gross amount at which carried
		Initial cost to company		acquisition	at close of period
											Life on which
			Buildings and			Buildings and		Accumulated	Date of	Date	depreciation is
Description	Encumbrances	Land	improvements	Improvements	Land	improvements	Total	depreciation	construction	acquired	computed

WICHITA WEST	1,616,032	110,377	2,920,599	156,779	110,377	3,077,378	3,187,755	1,873,765	Jul-90	Jul-90	7-27.5
WOODSIDE HOUSING	1,442,844	60,140	1,926,294	66,815	60,140	1,993,109	2,053,249	830,307	Nov-90	Dec-90	5-27.5

	32,289,719	2,135,664	46,890,108	1,920,330	2,143,842	48,810,438	50,954,280	25,677,566

Since the Operating Partnerships maintain a calendar year end, the information reported on this schedule is as of December 31, 2006.
There we no carrying costs as of December 31, 2006. The Column has been omitted for presentation purposes.

Notes to Schedule III
Boston Capital Tax Credit Fund II Limited Partnership — Series 10
Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period — 4/1/92		$73,561,151
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	2,204,866
Improvements, etc	314,333
Other	0
		$2,519,199
Deductions during period:
Cost of real estate sold	$(7,395,934)
Other	0

		$(7,395,934)

Balance at close of period — 3/31/93		$68,684,416
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	8,492,161
Improvements, etc	6,297,007
Other	0
		$14,789,168
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/94		$83,473,584
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	313,600
Improvements, etc	0
Other	0

		$313,600
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/95		$83,787,184

Notes to Schedule III
Boston Capital Tax Credit Fund II Limited Partnership — Series 10 (continued)

Balance at close of period — 3/31/95		$83,787,184
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc
Other	86,855

		$86,855
Deductions during period:
Cost of real estate sold	$0
Other	(440,637)

		(440,637)

Balance at close of period — 3/31/96		$83,433,402
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	0
Other	186,916

		$186,916
Deductions during period:
Cost of real estate sold	$0
Other	0

		0

Balance at close of period — 3/31/97		$83,620,318
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	116,256
Other	0

		$116,256
Deductions during period:
Cost of real estate sold	$0
Other	0

		0

Balance at close of period — 3/31/98		$83,736,574

Notes to Schedule III
Boston Capital Tax Credit Fund II Limited Partnership — Series 10 (continued)

Balance at close of period — 3/31/98		$83,736,574
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	530,895
Other	0

		$530,895
Deductions during period:
Cost of real estate sold	$0
Other	(1,589,126)

		(1,589,126)

Balance at close of period — 3/31/99		$82,678,343
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	489,722
Other	0

		$489,722
Deductions during period:
Cost of real estate sold	$0
Other	0

		0

Balance at close of period — 3/31/00		$83,168,065
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	156,226
Other	0

		$156,226
Deductions during period:
Cost of real estate sold	$0
Other	0

		0

Balance at close of period — 3/31/01		$83,324,291

Notes to Schedule III
Boston Capital Tax Credit Fund II Limited Partnership — Series 10 (continued)

Balance at close of period — 3/31/01		$83,324,291
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	257,618
Other	0

		$257,618
Deductions during period:
Cost of real estate sold	$0
Other	0

		0

Balance at close of period — 3/31/02		$83,581,909
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	141,429
Other	0

		$141,429
Deductions during period:
Cost of real estate sold	$(3,748,588)
Other	0

		(3,748,588)

Balance at close of period — 3/31/03		$79,974,750
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	(8,393)
Other	0

		$(8,393)
Deductions during period:
Cost of real estate sold	$0
Other	0

		0

Balance at close of period — 3/31/04		$79,966,357

Notes to Schedule III
Boston Capital Tax Credit Fund II Limited Partnership — Series 10 (continued)

Balance at close of period — 3/31/04		$79,966,357

Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	208,435
Other	0

		$208,435
Deductions during period:
Cost of real estate sold	$(2,676,780)
Other	0
		$(2,676,780)

Balance at close of period — 3/31/05		$77,498,012
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	180,032
Other	0

		$180,032
Deductions during period:
Cost of real estate sold $	(20,218,061)
Other	0

		$(20,218,061)

Balance at close of period — 3/31/06		$57,459,983
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	82,709
Other	0

		$82,709
Deductions during period:
Cost of real estate sold	$(6,588,412)
Other	0

		$(6,588,412)

Balance at close of period — 3/31/07		$50,954,280

Notes to Schedule III
Boston Capital Tax Credit Fund II Limited Partnership — Series 10 (continued)
Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period — 4/1/92		$3,259,154
Current year expense	$2,487,975

Balance at close of period — 3/31/93		$5,747,129
Current year expense	$2,881,214

Balance at close of period — 3/31/94		$8,628,343
Current year expense	$2,883,271

Balance at close of period — 3/31/95		$11,511,614
Current year expense	$2,768,634

Balance at close of period — 3/31/96		$14,280,248
Current year expense	$2,797,002

Balance at close of period — 3/31/97		$17,077,250
Current year expense	$2,780,726

Balance at close of period — 3/31/98		$19,857,976
Current year expense	$2,397,434

Balance at close of period — 3/31/99		$22,255,410
Current year expense	$2,459,142

Balance at close of period — 3/31/00		$24,714,552
Current year expense	$2,579,970

Balance at close of period — 3/31/01		$27,294,522
Current year expense	$2,628,315

Balance at close of period — 3/31/02		$29,922,837
Current year expense	$1,200,562

Balance at close of period — 3/31/03		$31,123,399
Current year expense	$2,289,719

Balance at close of period — 3/31/04		$33,413,118
Current year expense	$2,341,597
Reduction for Real Estate sold	(921,828)

Balance at close of period — 3/31/05		$34,832,887
Current year expense	$1,743,747
Reduction for Real Estate sold	(9,172,818)

Balance at close of period — 3/31/06		$27,403,816
Current year expense	$1,561,164
Reduction for Real Estate sold	(3,287,414)

Balance at close of period — 3/31/07		$25,677,566

Boston Capital Tax Credit Fund II Limited Partnership — Series 11
Schedule III — Real Estate and Accumulated Depreciation
March 31, 2007

				Cost
				capitalized
				subsequent to	Gross amount at which carried
		Initial cost to company		acquisition	at close of period
											Life on which
	Encum-		Buildings and			Buildings and		Accumulated	Date of	Date	depreciation is
Description	brances	Land	improvements	Improvements	Land	improvements	Total	depreciation	construction	acquired	computed

ACADEMY HILL	1,339,946	119,500	1,607,604	28,193	120,880	1,635,797	1,756,677	960,866	Feb-91	Feb-91	5-27.5
ASPEN SQUARE	1,787,338	150,413	2,118,648	143,848	150,703	2,262,496	2,413,199	832,954	Nov-90	Nov-90	5-27.5
BUCKEYE	1,302,908	93,421	1,584,893	102,253	93,421	1,687,146	1,780,567	736,633	Aug-90	Dec-90	5-27.5
CHURCH HILL	931,165	63,232	663,136	582,064	63,232	1,245,200	1,308,432	509,149	Jan-91	Dec-90	7-40
COPPER CREEK	1,143,965	77,750	1,410,989	73,445	77,750	1,484,434	1,562,184	549,069	Sep-90	Nov-90	5-27.5
CORONADO	154,240	9,998	1,499,265	64,546	9,998	1,563,811	1,573,809	911,568	Apr-91	Feb-91	5-27.5
CRESTWOOD	3,325,463	360,000	10,649,129	578,131	360,000	11,227,260	11,587,260	5,950,079	Jul-91	Jan-91	7-27.5
DALLAS APTS.	1,396,387	230,059	3,408,933	(124,903) *	230,059	3,284,030	3,514,089	1,992,128	Oct-90	Dec-90	7-27.5
DENMARK I	745,707	54,000	915,172	29,418	54,000	944,590	998,590	574,604	Jun-90	Nov-90	27.5
DENMARK II	792,015	36,000	1,003,547	3,610	36,000	1,007,157	1,043,157	621,748	Jun-90	Nov-90	5-27.5
EL DORADO SPRINGS	564,609	22,500	735,245	59,283	17,176	794,528	811,704	495,041	Sep-90	Nov-90	5-27.5
ELDERLY HOUSING OF MACON	1,564,804	50,000	1,992,329	38,459	50,000	2,030,788	2,080,788	708,704	Apr-93	May-93	5-27.5
EUTAW ELDERLY	1,578,169	24,000	1,972,439	77,075	24,000	2,049,514	2,073,514	669,584	Dec-93	May-93	5-50
FARMERVILLE	944,223	57,015	1,195,142	62,200	57,015	1,257,342	1,314,357	499,223	Apr-91	Jan-91	5-27.5
FRANKLIN SCHOOL	1,442,505	112,032	2,528,326	2,339,403	112,032	4,867,729	4,979,761	2,603,570	Dec-91	Oct-90	27.5
HARBOR VIEW	0	143,957	1,802,615	(1,802,615)	143,957	0	143,957	0	Jul-90	Dec-90	7-27.5
HILLTOP APTS.	1,378,117	178,736	1,545,237	37,942	178,736	1,583,179	1,761,915	702,932	Nov-92	Jan-93	27.5
HOLLAND SENIOR	872,592	27,500	1,096,333	107,595	27,500	1,203,928	1,231,428	751,660	Jun-90	Nov-90	27.5
HOLLY SENIOR	889,036	36,882	1,139,044	113,609	36,882	1,252,653	1,289,535	773,050	Oct-90	Nov-90	27.5

Boston Capital Tax Credit Fund II Limited Partnership — Series 11
Schedule III — Real Estate and Accumulated Depreciation
March 31, 2007

				Cost capitalized
				subsequent to	Gross amount at which carried
		Initial cost to company		acquisition	at close of period
											Life on which
	Encumbr-		Buildings and			Buildings and		Accumulated	Date of	Date	depreciation is
Description	ances	Land	improvements	Improvements	Land	improvements	Total	depreciation	construction	acquired	computed

IVAN WOODS	2,483,044	275,000	4,347,328	132,657	275,000	4,479,985	4,754,985	2,703,399	Apr-91	Feb-91	5-27.5
KAPLAN MANOR	902,113	66,000	1,106,192	115,919	66,000	1,222,111	1,288,111	511,242	Dec-90	Dec-90	7-40
LAKEWOOD	930,243	53,100	1,162,254	74,099	53,100	1,236,353	1,289,453	505,369	May-91	Jan-91	5-27.5
MAIDU	1,608,654	56,500	4,890,261	312,533	56,500	5,202,794	5,259,294	2,978,993	Dec-91	Mar-91	7-27.5
MANNING PROPERTIES	816,201	44,125	1,015,703	8,363	44,125	1,024,066	1,068,191	624,136	Nov-90	Nov-90	5-27.5
METTER	1,420,614	44,500	1,770,511	12,340	45,141	1,782,851	1,827,992	924,725	May-93	Dec-92	5-27.5
NEVADA MANOR	629,728	50,000	782,543	44,048	50,000	826,591	876,591	523,970	Oct-90	Nov-90	5-27.5
NEWNAN APTS.	1,795,970	92,706	4,128,942	(196,832) *	92,706	3,932,110	4,024,816	2,412,580	Oct-90	Dec-90	5-27.5
OATKA VILLIAGE	894,219	35,000	1,151,205	103,814	35,000	1,255,019	1,290,019	767,853	Jun-90	Nov-90	5-27.5
RPI #18 L.P.	1,199,443	100	1,776,840	128,726	100	1,905,566	1,905,666	1,122,083	Dec-90	Dec-90	5-27.5
SIERRA SPRINGS	1,145,117	52,290	1,448,815	79,728	52,387	1,528,543	1,580,930	551,426	Nov-90	Nov-90	5-27.5
SOUTH FORK	1,425,107	100,000	1,782,527	60,273	100,000	1,842,800	1,942,800	905,452	Feb-91	Feb-91	5-27.5
TWIN OAKS OF ALLENDALE	761,486	71,305	951,711	(155,350) *	71,305	796,361	867,666	480,395	Sep-90	Dec-90	5-27.5
WASHINGTON	933,141	55,050	1,150,878	75,032	55,050	1,225,910	1,280,960	500,653	Mar-91	Jan-91	7-40
WILDRIDGE	1,341,717	156,576	1,617,243	59,691	156,576	1,676,934	1,833,510	1,004,601	Apr-91	Jan-91	7-27.5

	40,439,986	2,999,247	67,950,979	3,368,597	2,996,331	71,319,576	74,315,907	37,359,439

Since the Operating Partnerships maintain a calendar year end, the information reported on this schedule is as of December 31, 2006.
There we no carrying costs as of December 31, 2006. The Column has been omitted for presentation purposes.

Notes to Schedule III
Boston Capital Tax Credit Fund II Limited Partnership — Series 11
Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period — 4/1/92		$75,467,308
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	44,500
Improvements, etc	862,272
Other	0

		$906,772
Deductions during period:
Cost of real estate sold	$(1,343,477)
Other	(188,348)

		$(1,531,825)

Balance at close of period — 3/31/93		$74,842,255
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	5,762,741
Improvements, etc	1,962,905
Other	0

		$7,725,646
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/94		$82,567,901
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	1,297,882
Improvements, etc	0
Other	0

		$1,297,882
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/95		$83,865,783

Notes to Schedule III
Boston Capital Tax Credit Fund II Limited Partnership — Series 11 (continued)

Balance at close of period — 3/31/95		$83,865,783
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	81,256
Other	0

		$81,256
Deductions during period:
Cost of real estate sold	$0
Other	(1,209,041)

		(1,209,041)

Balance at close of period — 3/31/96		$82,737,998
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	125,078
Other	0

		$125,078
Deductions during period:
Cost of real estate sold	$0
Other	0

		0

Balance at close of period — 3/31/97		$82,863,076
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	121,624
Other	0

		$121,624
Deductions during period:
Cost of real estate sold	$0
Other	0

		0

Balance at close of period — 3/31/98		$82,984,700

Notes to Schedule III
Boston Capital Tax Credit Fund II Limited Partnership — Series 11 (continued)

Balance at close of period — 3/31/98		$82,984,700
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	178,906
Other	0

		$178,906
Deductions during period:
Cost of real estate sold	$0
Other	0

		0

Balance at close of period — 3/31/99		$83,163,606
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	451,423
Other	0

		$451,423
Deductions during period:
Cost of real estate sold	$0
Other	0

		0

Balance at close of period — 3/31/00		$83,615,029
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	86,609
Other	0

		$86,609
Deductions during period:
Cost of real estate sold	$0
Other	0

		0

Balance at close of period — 3/31/01		$83,701,638

Notes to Schedule III
Boston Capital Tax Credit Fund II Limited Partnership — Series 11 (continued)

Balance at close of period — 3/31/01		$83,701,638
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	229,554
Other	0

		$229,554
Deductions during period:
Cost of real estate sold	$0
Other	0

		0

Balance at close of period — 3/31/02		$83,931,192
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	193,734
Other	0

		$193,734
Deductions during period:
Cost of real estate sold	$0
Other	0

		0

Balance at close of period — 3/31/03		$84,124,926
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	675,426
Other	0

		$675,426
Deductions during period:
Cost of real estate sold	$0
Other	0

		0

Balance at close of period — 3/31/04		$84,800,352

Notes to Schedule III
Boston Capital Tax Credit Fund II Limited Partnership — Series 11 (continued)

Balance at close of period — 3/31/04		$84,800,352
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	(2,516,439)
Other	0

		$(2,516,439)
Deductions during period:
Cost of real estate sold	$0
Other	0

		0

Balance at close of period — 3/31/05		$82,283,913
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	166,333
Other	0

		$166,333
Deductions during period:
Cost of real estate sold	$(2,631,251)
Other	0

		(2,631,251)

Balance at close of period — 3/31/06		$79,818,995
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	325,108
Other	0

		$325,108
Deductions during period:
Cost of real estate sold	$(5,828,196)
Other	0

		(5,828,196)

Balance at close of period — 3/31/07		$74,315,907

Notes to Schedule III
Boston Capital Tax Credit Fund II Limited Partnership — Series 11 (continued)
Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period — 4/1/92		$2,602,158
Current year expense	$2,916,577

Balance at close of period — 3/31/93		$5,518,735
Current year expense	$2,946,686

Balance at close of period — 3/31/94		$8,465,421
Current year expense	$4,159,331

Balance at close of period — 3/31/95		$12,624,752
Current year expense	$1,693,850

Balance at close of period — 3/31/96		$14,318,602
Current year expense	$2,889,737

Balance at close of period — 3/31/97		$17,208,339
Current year expense	$2,903,701

Balance at close of period — 3/31/98		$20,112,040
Current year expense	$2,772,892

Balance at close of period — 3/31/99		$22,884,932
Current year expense	$2,681,634

Balance at close of period — 3/31/00		$25,566,566
Current year expense	$2,650,726

Balance at close of period — 3/31/01		$28,217,292
Current year expense	$2,575,061

Balance at close of period — 3/31/02		$30,792,353
Current year expense	$2,718,792

Balance at close of period — 3/31/03		$33,511,145
Current year expense	$2,300,969

Balance at close of period — 3/31/04		$35,812,114
Current year expense	$1,187,225

Balance at close of period — 3/31/05		$36,999,339
Current year expense	$2,639,596
Reduction for Real Estate sold	(1,315,367)

Balance at close of period — 3/31/06		$38,323,568
Current year expense	$2,243,446
Reduction for Real Estate sold	(3,207,575)

Balance at close of period — 3/31/07		$37,359,439

Boston Capital Tax Credit Fund II Limited Partnership — Series 12
Schedule III — Real Estate and Accumulated Depreciation
March 31, 2007

				Cost capitalized
				subsequent to	Gross amount at which carried
		Initial cost to company		acquisition	at close of period
											Life on which
	Encum-		Buildings and			Buildings and		Accumulated	Date of	Date	depreciation is
Description	brances	Land	improvements	Improvements	Land	improvements	Total	depreciation	construction	acquired	computed

AUTUMNWOOD VILLAGE	985,344	40,777	371,734	903,553	40,777	1,275,287	1,316,064	699,576	Apr-92	Oct-91	5-27.5
BB&L ENTERPRISES	504,660	24,000	648,985	9,970	24,000	658,955	682,955	288,738	Mar-91	May-91	5-40
BOWMAN VILLAGE	648,322	17,000	848,107	7,315	17,000	855,422	872,422	487,335	Oct-91	Jun-91	5-27.5
BRIARWICK	1,155,976	95,079	1,587,073	23,531	95,079	1,610,604	1,705,683	662,337	Apr-91	Apr-91	5-40
BURKESVILLE	715,650	40,000	897,118	530	40,000	897,648	937,648	330,999	Sep-91	Jun-91	5-27.5
CANANCHE CREEK	1,202,740	66,200	1,515,813	61,505	66,200	1,577,318	1,643,518	542,655	Jun-91	May-91	5-27.5
CARSON VILLAGE	634,379	30,000	193,264	622,286	30,000	815,550	845,550	444,243	Jun-92	Oct-91	5-27.5
CLARKSON PROP	719,852	36,000	932,918	0	36,000	932,918	968,918	343,718	Jul-91	Jun-91	7-27.5
CORCORAN INVESTMENT	1,577,831	75,000	1,976,455	(1)	75,000	1,976,454	2,051,454	679,335	Nov-90	Feb-91	5-50
CRESCENT CITY	2,076,149	211,000	2,297,055	(14,590) *	211,000	2,282,465	2,493,465	810,925	Mar-91	Mar-91	5-50
DALLAS II	1,396,387	230,059	3,194,199	89,831	230,059	3,284,030	3,514,089	1,992,128	Oct-90	Mar-91	7-27.5
EARLIMART	1,310,125	90,000	1,711,424	827	90,000	1,712,251	1,802,251	586,145	Jun-91	Jun-91	5-50
EVANWOOD	731,640	36,000	929,102	456	32,400	929,558	961,958	382,342	May-91	Jun-91	5-27.5
FORT SMITH	650,542	87,500	2,130,922	0	81,348	2,130,922	2,212,270	1,091,821	Aug-94	Sep-93	7-27.5
HAMILTON VILLAGE	553,491	18,943	368,532	346,538	18,943	715,070	734,013	397,742	Mar-92	Oct-91	5-27.5
HUNTERS PARK	1,372,923	92,750	1,650,083	13,889	92,750	1,663,972	1,756,722	562,347	Apr-91	May-91	5-27.5

Boston Capital Tax Credit Fund II Limited Partnership — Series 12
Schedule III — Real Estate and Accumulated Depreciation
March 31, 2007

				Cost capitalized
				subsequent to	Gross amount at which carried
		Initial cost to company		acquisition	at close of period
											Life on which
	Encumbr-		Buildings and			Buildings and		Accumulated	Date of	Date	depreciation is
Description	ances	Land	improvements	Improvements	Land	improvements	Total	depreciation	construction	acquired	computed

IVAN WOODS	2,483,044	275,000	4,347,328	132,657	275,000	4,479,985	4,754,985	2,703,399	Apr-91	Feb-91	5-27.5
JESUP	545,841	19,375	427,265	392,059	10,560	819,324	829,884	453,223	Jul-92	Jan-91	5-27.5
LAKERIDGE	892,199	34,832	1,103,517	19,066	34,832	1,122,583	1,157,415	662,865	Apr-91	Mar-91	5-50
LAUREL VILLAGE	643,456	15,145	256,421	574,246	15,145	830,667	845,812	457,906	May-92	Oct-91	5-27.5
LOS CABALLOS	690,954	53,886	1,006,731	26,621	26,943	1,033,352	1,060,295	409,112	Aug-91	Jul-91	5-27.5
MARLBORO	813,288	26,176	1,032,404	45,224	26,176	1,077,628	1,103,804	640,891	Feb-91	Mar-91	5-27.5
MELVILLES	867,216	18,500	1,103,074	88,959	18,500	1,192,033	1,210,533	465,859	Oct-91	Jul-91	7-40
NEWNAN II	1,795,970	92,706	3,868,800	63,310	92,706	3,932,110	4,024,816	2,412,580	Oct-90	Mar-91	7-27.5
OAKLEIGH	888,157	57,500	553,121	615,694	57,500	1,168,815	1,226,315	445,628	Mar-92	Aug-91	7-40
OAKWOOD	876,442	52,000	782,736	393,404	52,000	1,176,140	1,228,140	455,590	Jan-92	Aug-91	7-40
PORTALES ESTATES	1,401,873	66,500	1,777,470	104,668	66,500	1,882,138	1,948,638	1,094,524	Jul-91	Jul-91	5-27.5
PRAIRIE WEST	445,379	65,000	983,964	49,077	75,906	1,033,041	1,108,947	621,470	Sep-95	Mar-91	5-27.5
RIDGEWAY COURT	879,387	48,500	1,039,377	28,498	48,500	1,067,875	1,116,375	615,808	Jan-91	Apr-91	5-27.5
ROCKMOOR	547,435	30,000	521,541	153,533	30,000	675,074	705,074	267,842	Mar-91	May-91	5-27.5
RPI #22	511,799	0	1,177,719	30,883	0	1,208,602	1,208,602	692,045	Jul-91	Jun-91	7-27.5
SHAWNEE RIDGE	649,579	53,650	801,129	21,058	53,650	822,187	875,837	283,268	May-91	May-91	5-27.5

Boston Capital Tax Credit Fund II Limited Partnership — Series 12
Schedule III — Real Estate and Accumulated Depreciation
March 31, 2007

				Cost capitalized
				subsequent to	Gross amount at which carried
		Initial cost to company		acquisition	at close of period
											Life on which
	Encum-		Buildings and			Buildings and		Accumulated	Date of	Date	depreciation is
Description	brances	Land	improvements	Improvements	Land	improvements	Total	depreciation	construction	acquired	computed

TURNER LANE	702,554	31,530	882,974	3,162	31,530	886,136	917,666	514,427	Jul-91	May-91	7-27.5
VILLAS LAKERIDGE	517,829	47,952	605,356	4,272	47,952	609,628	657,580	356,302	Mar-91	Mar-91	5-27.5
WAYNESBORO	1,335,848	50,000	1,455,507	158,132	50,000	1,613,639	1,663,639	908,196	Jan-91	Apr-91	5-27.5
WOODCREST	690,356	42,000	883,702	44,722	42,000	928,424	970,424	365,105	Nov-91	Jun-91	7-40
WOODSIDE	1,123,823	19,383	1,378,829	(32,449)	145,555	1,346,380	1,491,935	938,187	Mar-91	Apr-91	5/40

	35,538,440	2,289,943	47,241,749	4,982,436	2,381,511	52,224,185	54,605,696	26,066,613

Since the Operating Partnerships maintain a calendar year end, the information reported on this schedule is as of December 31, 2006.
There we no carrying costs as of December 31, 2006. The Column has been omitted for presentation purposes.

Notes to Schedule III
Boston Capital Tax Credit Fund II Limited Partnership — Series 12
Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period — 4/1/92		$79,690,665
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	9,428,122
Improvements, etc	7,164,766
Other	0

		$16,592,888
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/93		$96,283,553
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	901,206
Improvements, etc	16,586,367
Other	0

		$17,487,573
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/94		$113,771,126
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	2,226,528
Other	0

		$2,226,528
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/95		$115,997,654

Notes to Schedule III
Boston Capital Tax Credit Fund II Limited Partnership — Series 12 (Continued)

Balance at close of period — 3/31/95		$115,997,654
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	231,724
Other	0

		$231,724
Deductions during period:
Cost of real estate sold	$0
Other	0

		0

Balance at close of period — 3/31/96		$116,229,378
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	67,052
Other	0

		$67,052
Deductions during period:
Cost of real estate sold	$0
Other	0

		0

Balance at close of period — 3/31/97		$116,296,430
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	141,479
Other	0

		$141,479
Deductions during period:
Cost of real estate sold	$0
Other	0

		0

Balance at close of period — 3/31/98		$116,437,909

Notes to Schedule III
Boston Capital Tax Credit Fund II Limited Partnership — Series 12 (Continued)

Balance at close of period — 3/31/98		$116,437,909
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	144,694
Other	0

		$144,694
Deductions during period:
Cost of real estate sold	$0
Other	0

		0

Balance at close of period — 3/31/99		$116,582,603
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	(292,387)
Other	0

		$(292,387)
Deductions during period:
Cost of real estate sold	$0
Other	0

		0

Balance at close of period — 3/31/00		$116,290,216
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	(743,691)
Other	0

		$(743,691)
Deductions during period:
Cost of real estate sold	$0
Other	0

		0

Balance at close of period — 3/31/01		$115,546,525

Notes to Schedule III
Boston Capital Tax Credit Fund II Limited Partnership — Series 12 (Continued)

Balance at close of period — 3/31/01		$115,546,525
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	538,950
Other	0

		$538,950
Deductions during period:
Cost of real estate sold	$0
Other	0

		0

Balance at close of period — 3/31/02		$116,085,475
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	358,807
Other	0

		$358,807
Deductions during period:
Cost of real estate sold	$0
Other	0

		0

Balance at close of period — 3/31/03		$116,444,282
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	307,719
Other	0

		$307,719
Deductions during period:
Cost of real estate sold	$0
Other	0

		0

Balance at close of period — 3/31/04		$116,752,001

Notes to Schedule III
Boston Capital Tax Credit Fund II Limited Partnership — Series 12 (Continued)

Balance at close of period — 3/31/04		$116,752,001
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	353,955
Other	0

		$353,955
Deductions during period:
Cost of real estate sold	$(27,532,045)
Other	0

		(27,532,045)

Balance at close of period — 3/31/05		$89,573,911
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	287,239
Other	0

		$287,239
Deductions during period:
Cost of real estate sold	$(5,694,900)
Other	0

		(5,694,900)

Balance at close of period — 3/31/06		$84,166,250
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	103,103
Other	0

		$103,103
Deductions during period:
Cost of real estate sold	$(29,663,657)
Other	0

		(29,663,657)

Balance at close of period — 3/31/07		$54,605,696

Notes to Schedule III
Boston Capital Tax Credit Fund II Limited Partnership — Series 12 (continued)
Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period — 4/1/92		$2,036,741
Current year expense	$3,141,623

Balance at close of period — 3/31/93		$5,178,364
Current year expense	$3,409,630

Balance at close of period — 3/31/94		$8,587,994
Current year expense	$4,171,394

Balance at close of period — 3/31/95		$12,759,388
Current year expense	$4,116,629

Balance at close of period — 3/31/96		$16,876,017
Current year expense	$3,687,191

Balance at close of period — 3/31/97		$20,563,208
Current year expense	$3,611,359

Balance at close of period — 3/31/98		$24,174,567
Current year expense	$3,513,077

Balance at close of period — 3/31/99		$27,687,644
Current year expense	$3,220,274

Balance at close of period — 3/31/00		$30,907,918
Current year expense	$2,820,392
Balance at close of period — 3/31/01		$33,728,310
Current year expense	$3,371,448

Balance at close of period — 3/31/02		$37,099,758
Current year expense	$3,327,140

Balance at close of period — 3/31/03		$40,426,898
Current year expense	$3,392,354

Balance at close of period — 3/31/04		$43,819,252
Current year expense	$2,700,902
Reduction of Real Estate sold	(7,417,658)

Balance at close of period — 3/31/05		$39,102,496
Current year expense	$2,633,367
Reduction of Real Estate sold	(2,707,251)

Balance at close of period — 3/31/06		$39,028,612
Current year expense	$1,600,792
Reduction of Real Estate sold	(14,562,791)

Balance at close of period — 3/31/07		$26,066,613

Boston Capital Tax Credit Fund II Limited Partnership — Series 14
Schedule III — Real Estate and Accumulated Depreciation
March 31, 2007

				Cost capitalized
				subsequent to	Gross amount at which carried
		Initial cost to company		acquisition	at close of period
											Life on which
	Encum-		Buildings and			Buildings and		Accumulated	Date of	Date	depreciation is
Description	brances	Land	improvements	Improvements	Land	improvements	Total	depreciation	construction	acquired	computed

ADA VILLAGE	979,220	125,997	1,201,080	8,041	125,997	1,209,121	1,335,118	557,693	Nov-93	Jan-93	5-30
AMHERST	1,541,941	60,000	1,920,734	22,818	60,000	1,943,552	2,003,552	1,072,241	Jan-92	Jan-92	7-27.5
BECKWOOD MANOR	1,229,906	35,000	1,569,743	49,758	35,000	1,619,501	1,654,501	891,143	Oct-92	May-92	5-27.5
BELMONT VILLAGE	900,527	64,312	1,073,695	69,322	64,312	1,143,017	1,207,329	475,145	Dec-91	Jan-92	7-27.5
BLANCHARD VILLAGE	207,410	42,000	727,225	(519,908)	23,726	207,317	231,043	84,205	Sep-91	Oct-91	7-40
BLANCHARD SENIOR	580,522	42,000	730,704	33,871	42,000	764,575	806,575	287,394	Jul-93	Jan-93	5-30
BRANTWOOD	1,113,543	55,500	1,382,381	53,279	55,500	1,435,660	1,491,160	818,925	Sep-91	Jul-91	7-27.5
BRECKENRIDGE	843,715	21,500	1,181,178	(57)	21,500	1,181,121	1,202,621	506,954	Mar-92	Jan-92	7-27.5
BRIARWOOD II	1,449,603	90,000	1,785,580	(191,603)	90,000	1,593,977	1,683,977	852,039	Apr-92	Feb-92	7-27.5
BRIDGE COALITION	0	0	695,990	182,124	0	878,114	878,114	439,460	Dec-91	Jan-92	27.5
BUCHANAN	706,164	63,275	833,561	35,252	63,275	868,813	932,088	534,152	Oct-90	Jul-91	7-27.5
CAPITAL HOUSING	1,222,881	178,000	3,131,389	82,880	178,000	3,214,269	3,392,269	1,842,888	Jan-91	Aug-91	7-27.5
CAPITOL ONE	675,708	35,000	883,508	470	35,000	883,978	918,978	411,402	Aug-95	Mar-95	5-27.5
CARLETON COURT	2,955,965	94,360	3,954,231	185,553	94,360	4,139,784	4,234,144	1,679,312	Dec-91	Dec-91	7-34
CARRIAGE RUN	1,259,811	83,980	1,046,960	570,545	83,980	1,617,505	1,701,485	899,516	Apr-92	Oct-91	7-27.5
CEDARWOOD	1,375,508	61,698	1,477,659	234,950	61,698	1,712,609	1,774,307	581,036	Jan-92	Oct-91	7-27.5
CENTRAL VALLEY	1,772,219	141,353	2,170,282	0	141,353	2,170,282	2,311,635	703,463	Dec-91	Jan-92	5-50
CHAPARRAL	677,423	38,972	863,939	3,510	38,972	867,449	906,421	286,783	Jul-91	Aug-91	7-50
COLLEGE GREEN	4,002,942	225,000	6,774,847	158,826	225,000	6,933,673	7,158,673	3,090,552	Aug-95	Mar-95	5-27.5
COLORADO CITY	528,434	30,000	608,138	49,956	30,000	658,094	688,094	252,170	Oct-91	Oct-91	7-40

Boston Capital Tax Credit Fund II Limited Partnership — Series 14
Schedule III — Real Estate and Accumulated Depreciation
March 31, 2007

				Cost capitalized
				subsequent to	Gross amount at which carried
		Initial cost to company		acquisition	at close of period
											Life on which
	Encum-		Buildings and			Buildings and		Accumulated	Date of	Date	depreciation is
Description	brances	Land	improvements	Improvements	Land	improvements	Total	depreciation	construction	acquired	computed

COTTONWOOD	637,769	40,000	775,242	133,957	40,000	909,199	949,199	332,229	Jul-91	Oct-91	7-40
CRYSTAL SPRINGS	1,265,754	60,000	1,574,032	113,373	60,000	1,687,405	1,747,405	688,991	Jan-92	Jan-92	7-27.5
DAVIS VILLAGE	1,107,775	55,000	1,456,778	58,314	55,000	1,515,092	1,570,092	681,538	Sep-93	Jan-93	5-30
DERBY HOUSING	1,311,953	165,000	3,451,914	59,393	165,000	3,511,307	3,676,307	2,019,304	Sep-91	Jun-91	7-27.5
DEVENWOOD	846,024	76,000	1,215,772	4,653	76,000	1,220,425	1,296,425	685,014	Jan-93	Jul-92	N/A
DUNCAN VILLAGE	1,057,456	83,875	1,391,226	59,893	83,875	1,451,119	1,534,994	650,022	Nov-93	Jan-93	5-30
EDISON VILLAGE	1,158,826	46,536	1,425,180	50,223	46,536	1,475,403	1,521,939	824,299	Feb-92	Jul-91	7-27.5
EXCELSIOR	606,500	70,000	704,252	128,328	70,000	832,580	902,580	501,273	Apr-91	Feb-92	7-27.5
FOUR OAKS HOUSING	868,343	48,000	1,063,004	21,940	73,083	1,084,944	1,158,027	582,716	Jun-92	Mar-92	7-27.5
FRANKLIN VISTA	903,289	49,520	1,130,261	48,373	49,520	1,178,634	1,228,154	258,189	Apr-92	Jan-92	7-27.5
FRIENDSHIP	1,402,586	195,314	1,639,123	196,252	213,230	1,835,375	2,048,605	1,221,948	Jun-91	Jan-92	7-27.5
HARRISON CITY	1,440,333	35,521	1,792,881	137,178	35,521	1,930,059	1,965,580	1,058,128	Sep-92	Jul-92	7-27.5
HESSMER	883,287	35,000	380,289	835,928	35,000	1,216,217	1,251,217	460,035	Apr-92	Dec-91	7-40
HILLMONT VILLAGE	859,068	38,000	911,697	188,457	38,000	1,100,154	1,138,154	606,210	Jan-92	Sep-91	7-27.5
HUGHES SPRINGS	767,392	35,000	947,230	46,438	35,000	993,668	1,028,668	365,853	Aug-91	Oct-91	7-40
JARRATT	806,170	55,926	1,028,925	(36,416)	56,534	992,509	1,049,043	551,929	Dec-91	Oct-91	7-27.5

Boston Capital Tax Credit Fund II Limited Partnership — Series 14
Schedule III — Real Estate and Accumulated Depreciation
March 31, 2007

				Cost capitalized
				subsequent to	Gross amount at which carried
		Initial cost to company		acquisition	at close of period
											Life on which
	Encum-		Buildings and			Buildings and		Accumulated	Date of	Date	depreciation is
Description	brances	Land	improvements	Improvements	Land	improvements	Total	depreciation	construction	acquired	computed

KING FISHER	149,869	21,000	198,768	(39,545)	21,000	159,223	180,223	63,637	Dec-93	Jan-93	5-30
LA GAMA DEL BARIO	643,703	110,000	1,020,084	52,290	110,000	1,072,374	1,182,374	554,378	Aug-92	Jun-92	7-27.5
LAKE ISABELLA	1,943,647	360,000	2,036,815	229,471	360,000	2,266,286	2,626,286	742,858	Jan-92	Sep-91	5-50
LAKEVIEW MEADOWS	1,449,482	99,580	2,665,491	128,818	99,580	2,794,309	2,893,889	1,602,019	Jun-92	Jan-92	12-40
LAKEWOOD TERRACE	3,093,187	124,707	2,257,609	4,634,302	124,707	6,891,911	7,016,618	3,636,149	Aug-89	Nov-93	5-27.5
LEXINGTON PARK	5,132,621	500,000	7,754,757	280,023	500,000	8,034,780	8,534,780	3,072,921	Dec-93	Nov-91	7-27.5
LEXINGTON VILLAGE	198,278	23,814	246,703	(52,517)	23,814	194,186	218,000	90,504	Nov-93	Jan-93	5-30
LONACONING	1,443,933	113,305	181,203	1,559,859	113,305	1,741,062	1,854,367	651,244	Sep-92	Dec-91	5-27.5
LOUIS ASSOCIATES	734,424	13,720	1,038,651	70,506	13,720	1,109,157	1,122,877	493,676	Jan-92	Mar-92	7-27.5
MAIDU	1,608,654	56,500	5,108,838	93,956	56,500	5,202,794	5,259,294	2,978,993	Dec-91	Jan-92	7-27.5
MARION MANOR	972,922	50,000	1,237,671	83,845	50,000	1,321,516	1,371,516	483,220	Jun-92	Feb-92	7-27.5
MAYSVILLE VILLAGE	205,905	25,920	255,681	(54,943)	25,920	200,738	226,658	93,735	Oct-93	Jan-93	5-30
MCCOMB FAMILY	980,869	30,000	1,226,748	59,708	30,000	1,286,456	1,316,456	576,040	Oct-91	Oct-91	7-27.5
MONTAGUE	1,108,478	0	1,493,360	123,877	22,223	1,617,237	1,639,460	833,807	Dec-91	Dec-91	5-30
NAVAPAI	859,138	53,480	1,073,287	25,571	53,480	1,098,858	1,152,338	394,122	Apr-91	Jun-91	7-50
NEVADA CITY	3,455,424	492,000	3,954,179	135,550	492,000	4,089,729	4,581,729	1,304,471	Oct-91	Jan-92	5-27.5
NEW RIVER	1,444,979	46,400	1,279,522	571,617	46,400	1,851,139	1,897,539	732,541	Feb-92	Aug-91	7-27.5
NEWELLTON	899,779	57,600	1,161,263	57,047	57,600	1,218,310	1,275,910	465,374	Apr-92	Feb-92	7-40
OAKLAND VILLAGE	828,825	38,400	1,021,589	2,351	58,014	1,023,940	1,081,954	545,640	Aug-92	May-92	7-27.5
OKEMAH VILLAGE	654,407	27,752	872,256	25,642	27,752	897,898	925,650	412,756	May-93	Jan-93	7-27.5

Boston Capital Tax Credit Fund II Limited Partnership — Series 14
Schedule III — Real Estate and Accumulated Depreciation
March 31, 2007

				Cost capitalized
				subsequent to	Gross amount at which carried
		Initial cost to company		acquisition	at close of period
											Life on which
	Encum-		Buildings and			Buildings and		Accumulated	Date of	Date	depreciation is
Description	brances	Land	improvements	Improvements	Land	improvements	Total	depreciation	construction	acquired	computed

PINERIDGE	941,386	31,500	494,515	793,178	31,500	1,287,693	1,319,193	413,193	Mar-92	Oct-91	7-27.5
PORTVILLE SQUARE	851,018	66,206	1,068,007	82,061	66,206	1,150,068	1,216,274	465,613	Mar-92	Mar-92	7-27.5
PRAGUE VILLAGE	114,757	10,500	157,060	(31,460)	10,500	125,600	136,100	60,354	Mar-93	Jan-93	7-27.5
RAINIER MANOR	3,494,272	521,000	5,852,852	122,482	521,000	5,975,334	6,496,334	2,355,016	Jan-93	Mar-92	7-27.5
ROSEWOOD MANOR	1,402,333	175,000	1,605,480	15,384	175,000	1,620,864	1,795,864	916,406	Nov-91	Dec-91	7-27.5
SAN JACINTO	2,310,973	288,000	2,694,130	105,463	288,000	2,799,593	3,087,593	940,489	Oct-91	Jan-92	5-50
SCOTT PARTNERS	991,359	60,000	1,171,445	803,946	60,000	1,975,391	2,035,391	941,972	Nov-91	Oct-91	7-27.5
SIOUX FALLS	837,305	82,406	2,233,596	45,159	82,406	2,278,755	2,361,161	1,314,070	Oct-91	Nov-91	7-27.5
SMITHVILLE	1,211,761	79,790	1,465,210	133,620	79,790	1,598,830	1,678,620	969,919	May-91	Feb-92	7-27.5
SOUTH FULTON	649,596	34,000	794,896	21,948	34,000	816,844	850,844	362,410	Aug-91	Oct-91	7-27.5
STANDARDVILLE	569,311	29,500	691,006	9,975	29,500	700,981	730,481	284,337	Nov-91	Apr-92	5-40
ST BARNABAS	1,131,855	43,335	1,520,445	50,056	43,335	1,570,501	1,613,836	504,146	Dec-91	Oct-91	7-27.5
SUMMERLANE	850,131	48,700	1,010,651	(1)	48,700	1,010,650	1,059,350	572,328	Nov-91	Jul-91	7-27.5
TIONESTA MANOR	1,388,679	229,850	1,666,675	143,949	229,850	1,810,624	2,040,474	1,044,742	Jan-92	Feb-92	7-27.5

Boston Capital Tax Credit Fund II Limited Partnership — Series 14
Schedule III — Real Estate and Accumulated Depreciation
March 31, 2007

				Cost capitalized
				subsequent to	Gross amount at which carried
		Initial cost to company		acquisition	at close of period
											Life on which
	Encum-		Buildings and			Buildings and		Accumulated	Date of	Date	depreciation is
Description	brances	Land	improvements	Improvements	Land	improvements	Total	depreciation	construction	acquired	computed

TITUSVILLE	1,204,537	85,280	1,235,975	254,538	85,280	1,490,513	1,575,793	834,881	Jan-92	Dec-91	7-27.5
TOPSHAM	1,097,686	135,552	1,458,644	36,172	135,552	1,494,816	1,630,368	578,115	Aug-92	Nov-91	10-40
VICTORIA	1,309,797	12,500	1,733,581	27,288	12,500	1,760,869	1,773,369	969,402	Jun-92	Jan-92	5-27.5
VILLAGE TERRACE	621,359	63,000	1,529,691	10,050	63,000	1,539,741	1,602,741	868,263	Sep-91	May-92	5-40
WASHINGTON	1,106,155	72,396	1,494,696	59,210	72,396	1,553,906	1,626,302	870,107	Aug-91	Jul-91	7-27
WESLEY VILLAGE	1,273,310	44,750	347,831	1,267,566	44,750	1,615,397	1,660,147	622,961	Jun-92	Oct-91	5-27.5
WOODFIELD COMMONS	771,597	66,533	2,478,583	(1,266,102)	83,066	1,212,481	1,295,547	134,348	Jun-91	Sep-91	12-40
WYNNEWOOD VILLAGE	417,981	41,987	521,591	(93,270)	41,987	428,321	470,308	193,090	Nov-93	Jan-93	5-27.5

	92,301,649	7,042,602	124,211,665	13,654,511	7,126,305	137,866,176	144,992,481	63,698,398

Since the Operating Partnerships maintain a calendar year end, the information reported on this schedule is as of December 31, 2006
There we no carrying costs as of December 31, 2006. The Column has been omitted for presentation purposes.

Notes to Schedule III
Boston Capital Tax Credit Fund II Limited Partnership — Series 14
Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period — 4/1/92		$81,648,074
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	80,920,213
Improvements, etc	5,161,569
Other	0

		$86,081,782
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/93		$167,729,856
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	2,382,316
Improvements, etc	38,261,558
Other	0

		$40,643,874
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/94		$208,373,730
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	4,756,033
Improvements, etc	4,399,236
Other	0

		$9,155,269
Deductions during period:
Cost of real estate sold	$0
Other	0

		$0

Balance at close of period — 3/31/95		$217,528,999

Notes to Schedule III
Boston Capital Tax Credit Fund II Limited Partnership — Series 14 (continued)

Balance at close of period — 3/31/95		$217,528,999
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	11,627,996
Other	0

		$11,627,996
Deductions during period:
Cost of real estate sold	$0
Other	(299,900)

		(299,900)

Balance at close of period — 3/31/96		$228,857,095
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	(9,932,304)
Other	0

		$(9,932,304)
Deductions during period:
Cost of real estate sold	$0
Other	0

		0

Balance at close of period — 3/31/97		$218,924,791
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	369,722
Other	0

		$369,722
Deductions during period:
Cost of real estate sold	$0
Other	0

		0

Balance at close of period — 3/31/98		$219,294,513

Notes to Schedule III
Boston Capital Tax Credit Fund II Limited Partnership — Series 14 (continued)

Balance at close of period — 3/31/98		$219,294,513
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	768,624
Other	0

		$768,624
Deductions during period:
Cost of real estate sold	$0
Other	0

		0

Balance at close of period — 3/31/99		$220,063,137
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	895,813
Other	0

		$895,813
Deductions during period:
Cost of real estate sold	$0
Other	0

		0

Balance at close of period — 3/31/00		$220,958,950
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	500,163
Other	0

		$500,163
Deductions during period:
Cost of real estate sold	$0
Other	(500,929)

		(500,929)

Balance at close of period — 3/31/01		$220,958,184

Notes to Schedule III
Boston Capital Tax Credit Fund II Limited Partnership — Series 14 (continued)

Balance at close of period — 3/31/01		$220,958,184
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	657,888
Other	0

		$657,888
Deductions during period:
Cost of real estate sold	$0
Other	0

		0

Balance at close of period — 3/31/02		$221,616,072
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	443,056
Other	0

		$443,056
Deductions during period:
Cost of real estate sold	$(11,260,226)
Other	0

		(11,260,226)

Balance at close of period — 3/31/03		$210,798,902
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	564,329
Other	0

		$564,329
Deductions during period:
Cost of real estate sold	$(5,210,830)
Other	0

		(5,210,830)

Balance at close of period — 3/31/04		$206,152,401

Notes to Schedule III
Boston Capital Tax Credit Fund II Limited Partnership — Series 14 (continued)

Balance at close of period — 3/31/04		$206,152,401
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	(194,104)
Other	0

		$(194,104)
Deductions during period:
Cost of real estate sold	$(33,924,667)
Other	0

		(33,924,667)

Balance at close of period — 3/31/05		$172,033,630
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	878,252
Other	0

		$878,252
Deductions during period:
Cost of real estate sold	$(7,753,990)
Other	0

		(7,753,990)

Balance at close of period — 3/31/06		$165,157,892
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	381,026
Other	(1,815,692)

		$(1,434,666)
Deductions during period:
Cost of real estate sold	$(18,730,745)
Other	0

		(18,730,745)

Balance at close of period — 3/31/07		$144,992,481

Notes to Schedule III
Boston Capital Tax Credit Fund II Limited Partnership — Series 14 (continued)
Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period — 4/1/92		$659,075
Current year expense	$5,383,385

Balance at close of period — 3/31/93		$6,042,460
Current year expense	$6,562,213

Balance at close of period — 3/31/94		$12,604,673
Current year expense	$7,623,477

Balance at close of period — 3/31/95		$20,228,150
Current year expense	$8,161,751

Balance at close of period — 3/31/96		$28,389,901
Current year expense	$5,335,897

Balance at close of period — 3/31/97		$33,725,798
Current year expense	$6,688,907

Balance at close of period — 3/31/98		$40,414,705
Current year expense	$6,624,768

Balance at close of period — 3/31/99		$47,039,473
Current year expense	$6,550,775

Balance at close of period — 3/31/00		$53,590,248
Current year expense	$5,968,135

Balance at close of period — 3/31/01		$59,558,383
Current year expense	$6,445,983

Balance at close of period — 3/31/02		$66,004,366
Current year expense	$2,425,911

Balance at close of period — 3/31/03		$68,430,277
Current year expense	$6,001,797
Reduction for Real Estate Sold	(2,495,965)

Balance at close of period — 3/31/04		$71,936,109
Current year expense	$4,795,316
Reduction for Real Estate Sold	(9,135,279)

Balance at close of period — 3/31/05		$67,596,146
Current year expense	$4,852,837
Reduction for Real Estate Sold	(3,226,642)

Balance at close of period — 3/31/06		$69,222,341
Current year expense	$3,061,522
Reduction for Real Estate Sold	(8,585,465)

Balance at close of period — 3/31/07		$63,698,398