Form 10-K, Exhibit 13
period 2008-03-31
BOSTON CAPITAL TAX CREDIT FUND II LTD PARTNERSHIP
filed 2008-07-14
CIK 853566

Exhibit 13

FINANCIAL STATEMENTS AND

INDEPENDENT AUDITORS’ REPORT

BOSTON CAPITAL TAX CREDIT FUND II

LIMITED PARTNERSHIP -

SERIES 7, 9 THROUGH 12, AND 14

MARCH 31, 2008 AND 2007

Schedules not listed are omitted because of the absence of the conditions under which they are required or because the information is included in the financial statements or the notes thereto.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Partners

Boston Capital Tax Credit Fund II

   Limited Partnership

We have audited the accompanying balance sheets of Boston Capital Tax Credit Fund II Limited Partnership, including Boston Capital Tax Credit Fund II Limited Partnership - Series 7, Series 9 through 12, and Series 14, in total and for each series, as of March 31, 2008 and 2007, and the related statements of operations, changes in partners’ capital (deficit) and cash flows for the total partnership and for each of the series for each of the years in the two-year period ended March 31, 2008.  These financial statements are the responsibility of the partnership’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.  We did not audit the financial statements of certain operating limited partnerships which investments represent $1,334,482 and $310,119 of the total partnership assets as of March 31, 2008 and 2007, respectively, and $266,690 and $105,192 of the total partnership loss for the years ended March 31, 2008 and 2007, respectively; of the assets for Series 7 as of March 31, 2008 and 2007, $0 and $0, respectively, and of the loss for Series 7 for the years ended March 31, 2008 and 2007, $0 and $0, respectively; of the assets for Series 9 as of March 31, 2008 and 2007, $0 and $0, respectively, and of the loss for Series 9 for the years ended March 31, 2008 and 2007, $0 and $0, respectively; of the assets for Series 10 as of March 31, 2008 and 2007, $0 and $0, respectively, and of the loss for Series 10 for the years ended March 31, 2008 and 2007, $0 and $0, respectively; of the assets for Series 11 as of March 31, 2008 and 2007, $1,129,193 and $0, respectively, and of the loss for Series 11 for the years ended March 31, 2008 and 2007, $164,076 and $0, respectively; of the assets for Series 12 as of March 31, 2008 and 2007, $0 and $0, respectively, and of the loss for Series 12 for the years ended March 31, 2008 and 2007, $0 and $0, respectively; and of the assets for Series 14 as of March 31, 2008 and 2007, $205,289 and $310,119, respectively, and of the loss for Series 14 for the years ended March 31, 2008 and 2007, $102,614 and $105,192, respectively.  Those statements were audited by other auditors, whose reports have been furnished to us, and our opinion, insofar as it relates to those operating limited partnerships, is based solely on the reports of the other auditors.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The partnership has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the partnership’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits and the reports of the other auditors provide a reasonable basis for our opinion.

In our opinion, based on our audits and the reports of the other auditors, the financial statements referred to above present fairly, in all material respects, the financial position of Boston Capital Tax Credit Fund II L.P. - Series 7, Series 9 through 12, and Series 14, in total and for each series, as of March 31, 2008 and 2007, and the results of its operations and its cash flows for the total partnership and for each of the series for each of the years in the two-year period ended March 31, 2008, in conformity with accounting principles generally accepted in the United States of America.

/s/ Reznick Group, P.C.

REZNICK GROUP, P.C.

Bethesda, Maryland

July 14, 2008

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

BALANCE SHEETS

March 31, 2008 and 2007

	Total
	2008	2007
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$2,010,067	$2,790,211

OTHER ASSETS
Cash and cash equivalents	1,085,277	2,005,864
Deferred acquisition costs, net of accumulated amortization	504,471	539,263
Other	14,138	343,758

	$3,613,953	$5,679,096

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable - trade	$10,669	$8,750
Accounts payable - affiliates	25,821,618	27,681,628
Capital contributions payable	201,653	236,345

	26,033,940	27,926,723

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 20,000,000 authorized beneficial assignee certificates (BAC), $10 stated value, 18,679,738 issued and outstanding to the assignees at March 31, 2008 and 2007	—	—
Limited Partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 18,679,738 issued and outstanding at March 31, 2008 and 2007	(20,642,748)	(20,472,111)
General partner	(1,777,239)	(1,775,516)

	(22,419,987)	(22,247,627)

	$3,613,953	$5,679,096

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

BALANCE SHEETS - CONTINUED

March 31, 2008 and 2007

	Series 7
	2008	2007
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$—	$—

OTHER ASSETS
Cash and cash equivalents	157,566	187,030
Deferred acquisition costs, net of accumulated amortization	—	—
Other	—	326,920

	$157,566	$513,950

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable - trade	$381	$—
Accounts payable - affiliates	340,032	833,517
Capital contributions payable	—	—

	340,413	833,517

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 20,000,000 authorized beneficial assignee certificates (BAC), $10 stated value, 1,036,100 issued and outstanding to the assignees at March 31, 2008 and 2007	—	—
Limited Partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 1,036,100 issued and outstanding at March 31, 2008 and 2007	(93,423)	(228,776)
General partner	(89,424)	(90,791)

	(182,847)	(319,567)

	$157,566	$513,950

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

BALANCE SHEETS - CONTINUED

March 31, 2008 and 2007

	Series 9
	2008	2007
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$—	$—

OTHER ASSETS
Cash and cash equivalents	149,621	141,756
Deferred acquisition costs, net of accumulated amortization	5,604	5,991
Other	14,138	14,138

	$169,363	$161,885

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable - trade	$381	$—
Accounts payable - affiliates	6,336,281	6,159,320
Capital contributions payable	—	—

	6,336,662	6,159,320

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 20,000,000 authorized beneficial assignee certificates (BAC), $10 stated value, 4,178,029 issued and outstanding to the assignees at March 31, 2008 and 2007	—	—
Limited Partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 4,178,029 issued and outstanding at March 31, 2008 and 2007	(5,770,788)	(5,602,623)
General partner	(396,511)	(394,812)

	(6,167,299)	(5,997,435)

	$169,363	$161,885

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

BALANCE SHEETS - CONTINUED

March 31, 2008 and 2007

	Series 10
	2008	2007
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$126,503	$234,798

OTHER ASSETS
Cash and cash equivalents	152,374	312,676
Deferred acquisition costs, net of accumulated amortization	29,873	31,933
Other	—	—

	$308,750	$579,407

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable - trade	$381	$—
Accounts payable - affiliates	2,939,452	3,477,877
Capital contributions payable	—	—

	2,939,833	3,477,877

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 20,000,000 authorized beneficial assignee certificates (BAC), $10 stated value, 2,428,925 issued and outstanding to the assignees at March 31, 2008 and 2007	—	—
Limited Partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,428,925 issued and outstanding at March 31, 2008 and 2007	(2,409,859)	(2,674,572)
General partner	(221,224)	(223,898)

	(2,631,083)	(2,898,470)

	$308,750	$579,407

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

BALANCE SHEETS - CONTINUED

March 31, 2008 and 2007

	Series 11
	2008	2007
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$1,172,660	$1,568,461

OTHER ASSETS
Cash and cash equivalents	149,771	211,850
Deferred acquisition costs, net of accumulated amortization	21,964	23,479
Other	—	—

	$1,344,395	$1,803,790

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable - trade	$411	$5,000
Accounts payable - affiliates	2,938,146	3,797,133
Capital contributions payable	—	22,528

	2,938,557	3,824,661

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 20,000,000 authorized beneficial assignee certificates (BAC), $10 stated value, 2,489,599 issued and outstanding to the assignees at March 31, 2008 and 2007	—	—
Limited Partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,489,599 issued and outstanding at March 31, 2008 and 2007	(1,363,535)	(1,785,977)
General partner	(230,627)	(234,894)

	(1,594,162)	(2,020,871)

	$1,344,395	$1,803,790

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

BALANCE SHEETS - CONTINUED

March 31, 2008 and 2007

	Series 12
	2008	2007
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$—	$69,772

OTHER ASSETS
Cash and cash equivalents	105,077	502,693
Deferred acquisition costs, net of accumulated amortization	135,193	144,517
Other	—	2,700

	$240,270	$719,682

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable - trade	$7,901	$3,750
Accounts payable - affiliates	4,292,427	4,606,163
Capital contributions payable	9,241	11,405

	4,309,569	4,621,318

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 20,000,000 authorized beneficial assignee certificates (BAC), $10 stated value, 2,972,795 issued and outstanding to the assignees at March 31, 2008 and 2007	—	—
Limited Partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,972,795 issued and outstanding at March 31, 2008 and 2007	(3,777,475)	(3,611,488)
General partner	(291,824)	(290,148)

	(4,069,299)	(3,901,636)

	$240,270	$719,682

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

BALANCE SHEETS - CONTINUED

March 31, 2008 and 2007

	Series 14
	2008	2007
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$710,904	$917,180

OTHER ASSETS
Cash and cash equivalents	370,868	649,859
Deferred acquisition costs, net of accumulated amortization	311,837	333,343
Other	—	—

	$1,393,609	$1,900,382

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable - trade	$1,214	$—
Accounts payable - affiliates	8,975,280	8,807,618
Capital contributions payable	192,412	202,412

	9,168,906	9,010,030

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 20,000,000 authorized beneficial assignee certificates (BAC), $10 stated value, 5,574,290 issued and outstanding to the assignees at March 31, 2008 and 2007	—	—
Limited Partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 5,574,290 issued and outstanding at March 31, 2008 and 2007	(7,227,668)	(6,568,675)
General partner	(547,629)	(540,973)

	(7,775,297)	(7,109,648)

	$1,393,609	$1,900,382

See notes to financial statements

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

STATEMENTS OF OPERATIONS

Years ended March 31, 2008 and 2007

	Total
	2008	2007
Income
Interest income	$65,935	$58,158
Miscellaneous income	81,163	327,422

	147,098	385,580

Share of income (loss) from operating limited partnerships	1,475,831	1,989,375

Expenses
Professional fees	246,983	285,048
Partnership management fee	1,125,917	1,285,868
Amortization	34,792	34,792
Impairment loss	143,050	332,494
General and administrative expenses	186,561	187,493

	1,737,303	2,125,695

NET INCOME (LOSS)	$(114,374)	$249,260

Net income (loss) allocated to general partner	$(1,144)	$2,493

Net income (loss) allocated to assignees	$(113,230)	$246,767

Net income (loss) per BAC	$(0.01)	$0.01

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2008 and 2007

	Series 7
	2008	2007
Income
Interest income	$6,911	$6,140
Miscellaneous income	1,412	600

Total income	8,323	6,740

Share of income (loss) from operating limited partnerships	168,901	363,220

Expenses
Professional fees	18,375	18,897
Partnership management fee	6,660	32,286
Amortization	—	—
Impairment loss	—	—
General and administrative expenses	15,469	13,882

	40,504	65,065

NET INCOME (LOSS)	$136,720	$304,895

Net income (loss) allocated to general partner	$1,367	$3,049

Net income (loss) allocated to assignees	$135,353	$301,846

Net income (loss) per BAC	$0.13	$0.28

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2008 and 2007

	Series 9
	2008	2007
Income
Interest income	$6,708	$3,017
Miscellaneous income	3,488	5,502

Total income	10,196	8,519

Share of income (loss) from operating limited partnerships	160,198	(10,078)

Expenses
Professional fees	38,119	44,859
Partnership management fee	267,007	303,930
Amortization	387	387
Impairment loss	—	—
General and administrative expenses	34,745	32,592

	340,258	381,768

NET INCOME (LOSS)	$(169,864)	$(383,327)

Net income (loss) allocated to general partner	$(1,699)	$(3,833)

Net income (loss) allocated to assignees	$(168,165)	$(379,494)

Net income (loss) per BAC	$(0.04)	$(0.09)

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2008 and 2007

	Series 10
	2008	2007
Income
Interest income	$13,096	$7,277
Miscellaneous income	45,354	2,700

Total income	58,450	9,977

Share of income (loss) from operating limited partnerships	371,766	449,258

Expenses
Professional fees	36,201	43,194
Partnership management fee	67,767	195,739
Amortization	2,060	2,060
Impairment loss	—	17,736
General and administrative expenses	25,474	26,195

	131,502	284,924

NET INCOME (LOSS)	$298,714	$174,311

Net income (loss) allocated to general partner	$2,987	$1,743

Net income (loss) allocated to assignees	$295,727	$172,568

Net income (loss) per BAC	$0.12	$0.07

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2008 and 2007

	Series 11
	2008	2007
Income
Interest income	$10,274	$7,908
Miscellaneous income	3,609	292,712

Total income	13,883	300,620

Share of income (loss) from operating limited partnerships	814,501	146,141

Expenses
Professional fees	36,131	40,651
Partnership management fee	195,191	171,403
Amortization	1,515	1,515
Impairment loss	143,050	301,946
General and administrative expenses	25,788	24,782

	401,675	540,297

NET INCOME (LOSS)	$426,709	$(93,536)

Net income (loss) allocated to general partner	$4,267	$(935)

Net income (loss) allocated to assignees	$422,442	$(92,601)

Net income (loss) per BAC	$0.17	$(0.04)

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2008 and 2007

	Series 12
	2008	2007
Income
Interest income	$13,574	$17,920
Miscellaneous income	8,579	6,714

Total income	22,153	24,634

Share of income (loss) from operating limited partnerships	54,728	844,126

Expenses
Professional fees	41,542	52,767
Partnership management fee	152,534	77,109
Amortization	9,324	9,324
Impairment loss	—	12,812
General and administrative expenses	29,416	31,105

	232,816	183,117

NET INCOME (LOSS)	$(155,935)	$685,643

Net income (loss) allocated to general partner	$(1,559)	$6,856

Net income (loss) allocated to assignees	$(154,376)	$678,787

Net income (loss) per BAC	$(0.05)	$0.23

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2008 and 2007

	Series 14
	2008	2007
Income
Interest income	$15,372	$15,896
Miscellaneous income	18,721	19,194

Total income	34,093	35,090

Share of income (loss) from operating limited partnerships	(94,263)	196,708

Expenses
Professional fees	76,615	84,680
Partnership management fee	436,758	505,401
Amortization	21,506	21,506
Impairment loss	—	—
General and administrative expenses	55,669	58,937

	590,548	670,524

NET INCOME (LOSS)	$(650,718)	$(438,726)

Net income (loss) allocated to general partner	$(6,507)	$(4,387)

Net income (loss) allocated to assignees	$(644,211)	$(434,339)

Net income (loss) per BAC	$(0.12)	$(0.08)

See notes to financial statements

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT)

Years ended March 31, 2008 and 2007

Total	Assignees	General partner	Total

Partners’ capital (deficit), March 31, 2006	(19,175,853)	(1,778,009)	(20,953,862)

Net income (loss)	246,767	2,493	249,260

Distributions	(1,543,025)	—	(1,543,025)

Partners’ capital (deficit), March 31, 2007	(20,472,111)	(1,775,516)	(22,247,627)

Net income (loss)	(113,230)	(1,144)	(114,374)

Distributions	(57,407)	(579)	(57,986)

Partners’ capital (deficit), March 31, 2008	$(20,642,748)	$(1,777,239)	$(22,419,987)

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2008 and 2007

Series 7	Assignees	General partner	Total

Partners’ capital (deficit), March 31, 2006	(297,437)	(93,840)	(391,277)

Net income (loss)	301,846	3,049	304,895

Distributions	(233,185)	—	(233,185)

Partners’ capital (deficit), March 31, 2007	(228,776)	(90,791)	(319,567)

Net income (loss)	135,353	1,367	136,720

Distributions	—	—	—

Partners’ capital (deficit), March 31, 2008	$(93,423)	$(89,424)	$(182,847)

Series 9	Assignees	General partner	Total

Partners’ capital (deficit), March 31, 2006	(5,223,129)	(390,979)	(5,614,108)

Net income (loss)	(379,494)	(3,833)	(383,327)

Distributions	—	—	—

Partners’ capital (deficit), March 31, 2007	(5,602,623)	(394,812)	(5,997,435)

Net income (loss)	(168,165)	(1,699)	(169,864)

Distributions	—	—	—

Partners’ capital (deficit), March 31, 2008	$(5,770,788)	$(396,511)	$(6,167,299)

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2008 and 2007

Series 10	Assignees	General partner	Total

Partners’ capital (deficit), March 31, 2006	(2,847,140)	(225,641)	(3,072,781)

Net income (loss)	172,568	1,743	174,311

Distributions	—	—	—

Partners’ capital (deficit), March 31, 2007	(2,674,572)	(223,898)	(2,898,470)

Net income (loss)	295,727	2,987	298,714

Distributions	(31,014)	(313)	(31,327)

Partners’ capital (deficit), March 31, 2008	$(2,409,859)	$(221,224)	$(2,631,083)

Series 11	Assignees	General partner	Total

Partners’ capital (deficit), March 31, 2006	(1,693,376)	(233,959)	(1,927,335)

Net income (loss)	(92,601)	(935)	(93,536)

Distributions	—	—	—

Partners’ capital (deficit), March 31, 2007	(1,785,977)	(234,894)	(2,020,871)

Net income (loss)	422,442	4,267	426,709

Distributions	—	—	—

Partners’ capital (deficit), March 31, 2008	$(1,363,535)	$(230,627)	$(1,594,162)

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2008 and 2007

Series 12	Assignees	General partner	Total

Partners’ capital (deficit), March 31, 2006	(3,677,520)	(297,004)	(3,974,524)

Net income (loss)	678,787	6,856	685,643

Distributions	(612,755)	—	(612,755)

Partners’ capital (deficit), March 31, 2007	(3,611,488)	(290,148)	(3,901,636)

Net income (loss)	(154,376)	(1,559)	(155,935)

Distributions	(11,611)	(117)	(11,728)

Partners’ capital (deficit), March 31, 2008	$(3,777,475)	$(291,824)	$(4,069,299)

Series 14	Assignees	General partner	Total

Partners’ capital (deficit), March 31, 2006	(5,437,251)	(536,586)	(5,973,837)

Net income (loss)	(434,339)	(4,387)	(438,726)

Distributions	(697,085)	—	(697,085)

Partners’ capital (deficit), March 31, 2007	(6,568,675)	(540,973)	(7,109,648)

Net income (loss)	(644,211)	(6,507)	(650,718)

Distributions	(14,782)	(149)	(14,931)

Partners’ capital (deficit), March 31, 2008	$(7,227,668)	$(547,629)	$(7,775,297)

See notes to financial statements

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

STATEMENTS OF CASH FLOWS

Years ended March 31, 2008 and 2007

	Total
	2008	2007
Cash flows from operating activities
Net income (loss)	$(114,374)	$249,260
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Distributions from operating limited partnerships	72,018	42,081
Share of (income) loss from operating limited partnerships	(1,475,831)	(1,989,375)
Impairment loss	143,050	332,494
Amortization	34,792	34,792
Changes in assets and liabilities
Accounts payable and accrued expenses	1,919	(59,868)
Accounts payable - affiliates	(1,860,010)	(1,564,334)
Other assets	329,620	754,106

Net cash provided by (used in) operating activities	(2,868,816)	(2,200,844)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	(34,692)	—
Proceeds from disposition of operating limited partnerships	2,040,907	2,248,992

Net cash provided by (used in) investing activities	2,006,215	2,248,992

Cash flows from financing activities
Distributions paid to assignees	(57,986)	(1,543,025)

Net cash provided by (used in) financing activities	(57,986)	(1,543,025)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(920,587)	(1,494,877)

Cash and cash equivalents, beginning	2,005,864	3,500,741

Cash and cash equivalents, end	$1,085,277	$2,005,864

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2008 and 2007

	Series 7
	2008	2007
Cash flows from operating activities
Net income (loss)	$136,720	$304,895
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Distributions from operating limited partnerships	—	—
Share of (income) loss from operating limited partnerships	(168,901)	(363,220)
Impairment loss	—	—
Amortization	—	—
Changes in assets and liabilities
Accounts payable and accrued expenses	381	(9,000)
Accounts payable - affiliates	(493,485)	(719,648)
Other assets	326,920	808,572

Net cash provided by (used in) operating activities	(198,365)	21,599

Cash flows from investing activities
(Advances to) repayments from operating limited partnerships	—	—
Proceeds from disposition of operating limited partnerships	168,901	36,300

Net cash provided by (used in) investing activities	168,901	36,300

Cash flows from financing activities
Distributions paid to assignees	—	(233,185)

Net cash provided by (used in) financing activities	—	(233,185)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(29,464)	(175,286)

Cash and cash equivalents, beginning	187,030	362,316

Cash and cash equivalents, end	$157,566	$187,030

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2008 and 2007

	Series 9
	2008	2007
Cash flows from operating activities
Net income (loss)	$(169,864)	$(383,327)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Distributions from operating limited partnerships	—	—
Share of (income) loss from operating limited partnerships	(160,198)	10,078
Impairment loss	—	—
Amortization	387	387
Changes in assets and liabilities
Accounts payable and accrued expenses	381	(2,000)
Accounts payable - affiliates	176,961	320,592
Other assets	—	(22,300)

Net cash provided by (used in) operating activities	(152,333)	(76,570)

Cash flows from investing activities
(Advances to) repayments from operating limited partnerships	—	—
Proceeds from disposition of operating limited partnerships	160,198	12,222

Net cash provided by (used in) investing activities	160,198	12,222

Cash flows from financing activities
Distributions paid to assignees	—	—

Net cash provided by (used in) financing activities	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	7,865	(64,348)

Cash and cash equivalents, beginning	141,756	206,104

Cash and cash equivalents, end	$149,621	$141,756

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2008 and 2007

	Series 10
	2008	2007
Cash flows from operating activities
Net income (loss)	$298,714	$174,311
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Distributions from operating limited partnerships	13,020	20,582
Share of (income) loss from operating limited partnerships	(371,766)	(449,258)
Impairment loss	—	17,736
Amortization	2,060	2,060
Changes in assets and liabilities
Accounts payable and accrued expenses	381	(12,000)
Accounts payable - affiliates	(538,425)	(338,149)
Other assets	—	—

Net cash provided by (used in) operating activities	(596,016)	(584,718)

Cash flows from investing activities
(Advances to) repayments from operating limited partnerships	—	—
Proceeds from disposition of operating limited partnerships	467,041	546,095

Net cash provided by (used in) investing activities	467,041	546,095

Cash flows from financing activities
Distributions paid to assignees	(31,327)	—

Net cash provided by (used in) financing activities	(31,327)	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(160,302)	(38,623)

Cash and cash equivalents, beginning	312,676	351,299

Cash and cash equivalents, end	$152,374	$312,676

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2008 and 2007

	Series 11
	2008	2007
Cash flows from operating activities
Net loss	$426,709	$(93,536)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities
Distributions from operating limited partnerships	14,680	—
Share of (income) loss from operating limited partnerships	(814,501)	(146,141)
Impairment loss	143,050	301,946
Amortization	1,515	1,515
Changes in assets and liabilities
Accounts payable and accrued expenses	(4,589)	(9,710)
Accounts payable - affiliates	(858,987)	(435,167)
Other assets	—	(32,166)

Net cash provided by (used in) operating activities	(1,092,123)	(413,259)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	(22,528)	—
Proceeds from disposition of operating limited partnerships	1,052,572	364,130

Net cash provided by (used in) investing activities	1,030,044	364,130

Cash flows from financing activities
Distributions paid to assignees	—	—

Net cash provided by (used in) financing activities	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(62,079)	(49,129)

Cash and cash equivalents, beginning	211,850	260,979

Cash and cash equivalents, end	$149,771	$211,850

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2008 and 2007

	Series 12
	2008	2007
Cash flows from operating activities
Net income (loss)	$(155,935)	$685,643
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Distributions from operating limited partnerships	—	7,710
Share of (income) loss from operating limited partnerships	(54,728)	(844,126)
Impairment loss	—	12,812
Amortization	9,324	9,324
Changes in assets and liabilities
Accounts payable and accrued expenses	4,151	(19,778)
Accounts payable - affiliates	(313,736)	(624,950)
Other assets	2,700	—

Net cash provided by (used in) operating activities	(508,224)	(773,365)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	(2,164)	—
Proceeds from disposition of operating limited partnerships	124,500	892,008

Net cash provided by (used in) investing activities	122,336	892,008

Cash flows from financing activities
Distributions paid to assignees	(11,728)	(612,755)

Net cash provided by (used in) financing activities	(11,728)	(612,755)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(397,616)	(494,112)

Cash and cash equivalents, beginning	502,693	996,805

Cash and cash equivalents, end	$105,077	$502,693

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2008 and 2007

	Series 14
	2008	2007
Cash flows from operating activities
Net loss	$(650,718)	$(438,726)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities
Distributions from operating limited partnerships	44,318	13,789
Share of (income) loss from operating limited partnerships	94,263	(196,708)
Impairment loss	—	—
Amortization	21,506	21,506
Changes in assets and liabilities
Accounts payable and accrued expenses	1,214	(7,380)
Accounts payable - affiliates	167,662	232,988
Other assets	—	—

Net cash provided by (used in) operating activities	(321,755)	(374,531)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	(10,000)	—
Proceeds from disposition of operating limited partnerships	67,695	398,237

Net cash provided by (used in) investing activities	57,695	398,237

Cash flows from financing activities
Distributions paid to assignees	(14,931)	(697,085)

Net cash provided by (used in) financing activities	(14,931)	(697,085)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(278,991)	(673,379)

Cash and cash equivalents, beginning	649,859	1,323,238

Cash and cash equivalents, end	$370,868	$649,859

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS

March 31, 2008 and 2007

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

The BACs issued and outstanding in each series at March 31, 2008 and 2007 are as follows:

Series 7	1,036,100
Series 9	4,178,029
Series 10	2,428,925
Series 11	2,489,599
Series 12	2,972,795
Series 14	5,574,290

Total	18,679,738

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

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

Accumulated amortization as of March 31, 2008 and 2007 is as follows:

	2008	2007

Series 7	$—	$—
Series 9	18,318	17,931
Series 10	64,765	62,705
Series 11	26,004	24,489
Series 12	231,019	221,695
Series 14	490,868	469,362

	$830,974	$796,182

The amortization of deferred acquisition costs for each of the ensuing 5 years through March 31, 2013 is estimated to be $34,792 per year.

Income Taxes

No provision or benefit for income taxes has been included in these financial statements since taxable income or loss passes through to, and is reportable by, the general partner and assignees individually.

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Investments in Operating Limited Partnerships

The partnership accounts for its investments in operating limited partnerships using the equity method of accounting.  Under the equity method of accounting, the partnership adjusts its investment cost for its share of each operating limited partnership’s results of operations and for any distributions received or accrued.  However, the partnership recognizes individual operating limited partnership losses only to the extent that the fund’s share of losses from the operating limited partnerships exceeds the carrying amount of the investment and advances to operating limited partnerships.  Unrecognized losses are suspended and offset against future individual operating limited partnership income.  No operating limited partnerships were acquired during 2008 or 2007.

Under Emerging Issues Task Force (EITF) 98-13, after the investment account is reduced to zero, receivables due from the operating limited partnerships are decreased by the funds’ share of losses and, accordingly a valuation allowance is recorded against the receivables.  Accordingly, the partnership recorded a valuation allowance as follows:

	2008	2007

Series 7	$—	$130,176
Series 9	7,845	204,194
Series 10	15,611	38,979
Series 11	82,845	295,582
Series 12	95,557	156,160
Series 14	41,462	52,498
	$243,320	$877,589

A loss in value of an investment in an operating limited partnership other than a temporary decline is recorded as an impairment loss.  Impairment is measured by comparing the investment carrying amount to the sum of the total amount of the remaining tax credits allocated to the partnership and the estimated residual value of the investment.  In addition,

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Investments in Operating Limited Partnerships (Continued)

deferred acquisition fees related to each investment are evaluated for impairment when an impairment loss has reduced an investment balance to zero.  Accordingly, the partnership recorded an impairment loss of $143,050 and $332,494, during the years ended March 31, 2008 and 2007, respectively.

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

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

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

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

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

Net Loss per Beneficial Assignee Certificate

Net loss per beneficial assignee certificate is calculated based upon the weighted average number of units outstanding.  The weighted average number of units outstanding in each series at March 31, 2008 and 2007 are as follows:

Series 7	1,036,100
Series 9	4,178,029
Series 10	2,428,925
Series 11	2,489,599
Series 12	2,972,795
Series 14	5,574,290

Total	18,679,738

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

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

NOTE B - RELATED PARTY TRANSACTIONS

During the years ended March 31, 2008 and 2007, the partnership entered into several transactions with various affiliates of the general partner, including Boston Capital Partners, Inc., Boston Capital Holdings Limited Partnership and Boston Capital Asset Management Limited Partnership, as follows:

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

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE B - RELATED PARTY TRANSACTIONS (Continued)

The fee is payable without interest as sufficient funds become available from sales or refinancing proceeds from operating limited partnerships.

The annual partnership management fee charged to operations during the years ended March 31, 2008 and 2007 is as follows:

	2008	2007

Series 7	$19,015	$52,291
Series 9	296,961	340,784
Series 10	161,087	218,676
Series 11	245,690	305,140
Series 12	198,649	308,779
Series 14	575,939	656,566

	$1,497,341	$1,882,236

The reporting fees paid by the Operating Partnerships for the years ended March 31, 2008 and 2007 is as follows:

	2008	2007

Series 7	$12,355	$20,005
Series 9	29,954	36,854
Series 10	93,320	22,937
Series 11	50,499	133,737
Series 12	46,115	231,670
Series 14	139,181	151,165

	$371,424	$596,368

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE B - RELATED PARTY TRANSACTIONS (Continued)

The partnership management fees paid for the years ended March 31, 2008 and 2007 are as follows:

	2008	2007

Series 7	$512,500	$776,159
Series 9	120,000	15,232
Series 10	699,512	556,825
Series 11	1,104,677	762,873
Series 12	449,835	825,968
Series 14	408,277	412,766

	$3,294,801	$3,349,823

An affiliate of the general partner of the Partnership advanced funds to pay some operating expenses of the Partnership, and to make advances and/or loans to Operating Partnerships. These advances are included in Accounts payable-affiliates. The total advances from the affiliate of the general partner to the Operating Partnerships for the year ended March 31, 2008 and 2007 are as follows:

	2008	2007

Series 7	$322,613	$322,613
Series 9	—	—
Series 10	—	—
Series 11	99,461	99,461
Series 12	153,188	215,738
Series 14	172,658	172,658

	$747,920	$810,470

All payables to affiliates will be paid, without interest, from available cash flow or the proceeds of sales or refinancing of the Partnership’s interests in Operating Partnerships.

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE B - RELATED PARTY TRANSACTIONS (Continued)

General and administrative expenses incurred by Boston Capital Partners, Inc., Boston Capital Holdings Limited Partnership and Boston Capital Asset Management Limited Partnership during the years ended March 31, 2008 and 2007 charged to each series’ operations are as follows:

	2008	2007

Series 7	$8,545	$7,517
Series 9	15,821	15,453
Series 10	13,098	12,994
Series 11	13,182	12,750
Series 12	14,703	14,939
Series 14	28,984	30,219

	$94,333	$93,872

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

Accounts payable - affiliates at March 31, 2008 and 2007 represents general and administrative expenses, partnership management fees, and may include advances which are payable to Boston Capital Holdings Limited Partnership and Boston Capital Asset Management Limited Partnership.  The carrying value of accounts payable - affiliates approximates fair value.

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS

At March 31, 2008 and 2007, the partnership has limited partnership interests in operating limited partnerships which own operating apartment complexes.  During the year ended March 31, 2008, the partnership disposed of its operating limited partnership interest in four, six, eleven, ten, four, and four of the operating limited partnerships owned by Series 7, Series 9, Series 10, Series 11, Series 12 and Series 14, respectively. During the year ended March 31, 2007, the partnership disposed of its operating limited partnership interest in one, two, two, two, eleven, and ten of the operating limited partnerships owned by Series 7, Series 9, Series 10, Series 11, Series 12 and Series 14, respectively.  The number of operating limited partnerships in which the partnership has limited partnership interests at March 31, 2008 and 2007 by series are as follows:

	2008	2007

Series 7	3	7
Series 9	32	38
Series 10	22	33
Series 11	25	35
Series 12	33	37
Series 14	75	79

	190	229

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

During the year ended March 31, 2008 the partnership disposed of thirty-nine of the operating limited partnerships. A summary of the dispositions by Series for March 31, 2008 is as follows:

	Operating Partnership Interest Sold	Sale of Underlying Property	Partnership Proceeds from Disposition	Gain/(Loss) on Disposition
Series 7	—	4	$168,901	$168,901
Series 9	1	5	160,198	160,198
Series 10	—	11	467,041	370,777
Series 11	—	10	1,052,572	1,026,080
Series 12	1	3	124,500	54,728
Series 14	1	3	67,695	67,695
Total	3	36	$2,040,907	$1,851,079

During the year ended March 31, 2007 the partnership disposed of twenty-eight of the operating limited partnerships. A summary of the dispositions by Series for March 31, 2007 is as follows:

	Operating Partnership Interest Sold	Sale of Underlying Property	Partnership Proceeds from Disposition	Gain/(Loss) on Disposition
Series 7	—	1	$36,300	$363,220
Series 9	—	2	12,222	12,222
Series 10	—	2	546,095	487,978
Series 11	—	2	364,130	364,130
Series 12	8	3	892,008	874,053
Series 14	10	—	398,237	374,448
Total	18	10	$2,248,992	$2,476,051

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

Under the terms of the partnership’s investments in each operating limited partnership, the partnership is required to make capital contributions to the operating limited partnerships. These contributions are payable in installments over several years upon each operating limited partnership achieving specified levels of construction or operations.

The contributions payable to operating limited partnerships at March 31, 2008 and 2007 by series are as follows:

	2008	2007

Series 7	$—	$—
Series 9	—	—
Series 10	—	—
Series 11	—	22,528
Series 12	9,241	11,405
Series 14	192,412	202,412

	$201,653	$236,345

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The partnership’s investments in operating limited partnerships at March 31, 2008 are summarized as follows:

Total
Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$69,783,417

Acquisition costs of operating limited partnerships	8,306,157

Cumulative distributions from operating limited partnerships	(728,157)

Cumulative impairment loss in investments in operating limited partnerships	(5,963,069)

Cumulative losses from operating limited partnerships	(69,388,281)

Investments in operating limited partnerships per balance sheets	2,010,067

The partnership (has recorded) has not recorded capital contributions to the operating limited partnerships during the year ended March 31, 2008, which (have not) have been included in the partnerships’ capital account included in the operating limited partnerships’ financial statements as of December 31, 2007 (see note A).	(177,532)

The partnership has recorded acquisition costs at March 31, 2008, which have not been recorded in the net assets of the operating limited partnerships (see note A).	(830,228)

Cumulative losses from operating limited partnerships for the three months ended March 31, 1999, which the operating limited partnerships have not included in their capital as of December 31, 1998 due to different year ends (see note A).	1,536,040

Equity in losses from operating limited partnerships not recognizable under the equity method of accounting (see note A).	(39,267,643)

The partnership has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	680,675

Cumulative impairment loss in investments in operating limited partnerships	5,963,069

Other	1,556,108

Equity per operating limited partnerships’ combined financial statements	$(28,529,444)

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The partnership’s investments in operating limited partnerships at March 31, 2008 are summarized as follows:

	Series 7	Series 9	Series 10

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$406,523	$12,635,002	$6,047,145

Acquisition costs of operating limited partnerships	13,635	1,644,427	717,588

Cumulative distributions from operating limited partnerships	—	(28,246)	(30,869)

Cumulative impairment loss in investments in operating limited partnerships	—	(369,919)	(512,842)

Cumulative losses from operating limited partnerships	(420,158)	(13,881,264)	(6,094,519)

Investments in operating limited partnerships per balance sheets	—	—	126,503

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 7	Series 9	Series 10

The partnership (has recorded) has not recorded capital contributions to the operating limited partnerships during the year ended March 31, 2008, which (have not) have been included in the partnerships’ capital account included in the operating limited partnerships’ financial statements as of December 31, 2007 (see note A).	—	—	—

The partnership has recorded acquisition costs at March 31, 2008, which have not been recorded in the net assets of the operating limited partnerships (see note A).	2,338	(125,427)	(2,384)

Cumulative losses from operating limited partnerships for the three months ended March 31, 1999, which the operating limited partnerships have not included in their capital as of December 31, 1998 due to different year ends (see note A).	—	—	—

Equity in losses from operating limited partnerships not recognizable under the equity method of accounting (see note A).	(442,074)	(11,077,219)	(3,269,380)

The partnership has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	359	45,429	40,524

Cumulative impairment loss in investments in operating limited partnerships	—	369,919	512,842

Other	9,424	589,001	113,987

Equity per operating limited partnerships’ combined financial statements	$(429,953)	$(10,198,297)	$(2,477,908)

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The partnership’s investments in operating limited partnerships at March 31, 2008 are summarized as follows:

	Series 11	Series 12	Series 14

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$13,362,405	$8,521,950	$28,810,392

Acquisition costs of operating limited partnerships	1,219,386	994,371	3,716,750

Cumulative distributions from operating limited partnerships	(410,796)	(44,867)	(213,379)

Cumulative impairment loss in investments in operating limited partnerships	(1,498,289)	(1,024,070)	(2,557,949)

Cumulative losses from operating limited partnerships	(11,500,046)	(8,447,384)	(29,044,910)

Investments in operating limited partnerships per balance sheets	1,172,660	—	710,904

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 11	Series 12	Series 14

The partnership (has recorded) has not recorded capital contributions to the operating limited partnerships during the year ended March 31, 2008, which (have not) have been included in the partnerships’ capital account included in the operating limited partnerships’ financial statements as of December 31, 2007 (see note A).	—	—	(177,532)

The partnership has recorded acquisition costs at March 31, 2008, which have not been recorded in the net assets of the operating limited partnerships (see note A).	(11,938)	(83,059)	(609,758)

Cumulative losses from operating limited partnerships for the three months ended March 31, 1999, which the operating limited partnerships have not included in their capital as of December 31, 1998 due to different year ends (see note A).	—	279,923	1,256,117

Equity in losses from operating limited partnerships not recognizable under the equity method of accounting (see note A).	(4,446,780)	(6,375,451)	(13,656,739)

The partnership has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	101,163	190,682	302,518

Cumulative impairment loss in investments in operating limited partnerships	1,498,289	1,024,070	2,557,949

Other	633,114	164,193	46,389

Equity per operating limited partnerships’ combined financial statements	$(1,053,492)	$(4,799,642)	$(9,570,152)

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The partnership’s investments in operating limited partnerships at March 31, 2007 are summarized as follows:

Total
Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$83,383,561

Acquisition costs of operating limited partnerships	9,905,206

Cumulative distributions from operating limited partnerships	(665,684)

Cumulative impairment loss in investments in operating limited partnerships	(8,628,867)

Cumulative losses from operating limited partnerships	(81,204,005)

Investments in operating limited partnerships per balance sheets	2,790,211

The partnership (has recorded) has not recorded capital contributions to the operating limited partnerships during the year ended March 31, 2007, which (have not) have been included in the partnerships’ capital account included in the operating limited partnerships’ financial statements as of December 31, 2006 (see note A).	(187,532)

The partnership has recorded acquisition costs at March 31, 2007, which have not been recorded in the net assets of the operating limited partnerships (see note A).	(1,404,005)

Cumulative losses from operating limited partnerships for the three months ended March 31, 1999, which the operating limited partnerships have not included in their capital as of December 31, 1998 due to different year ends (see note A).	1,647,149

Equity in losses from operating limited partnerships not recognizable under the equity method of accounting (see note A).	(45,224,475)

The partnership has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	717,259

Cumulative impairment loss in investments in operating limited partnerships	8,628,867

Other	1,381,787

Equity per operating limited partnerships’ combined financial statements	$(31,650,739)

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

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

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 7	Series 9	Series 10

The partnership (has recorded) has not recorded capital contributions to the operating limited partnerships during the year ended March 31, 2007, which (have not) have been included in the partnerships’ capital account included in the operating limited partnerships’ financial statements as of December 31, 2006 (see note A).	—	—	—

The partnership has recorded acquisition costs at March 31, 2007, which have not been recorded in the net assets of the operating limited partnerships (see note A).	(5,643)	(125,427)	(18,725)

Cumulative losses from operating limited partnerships for the three months ended March 31, 1999, which the operating limited partnerships have not included in their capital as of December 31, 1998 due to different year ends (see note A).	—	—	—

Equity in losses from operating limited partnerships not recognizable under the equity method of accounting (see note A).	(1,257,774)	(12,041,879)	(5,608,777)

The partnership has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	359	49,337	55,709

Cumulative impairment loss in investments in operating limited partnerships	86,382	369,919	534,606

Other	33,704	429,351	305,289

Equity per operating limited partnerships’ combined financial statements	$(1,142,972)	$(11,318,699)	$(4,497,100)

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

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

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 11	Series 12	Series 14

The partnership (has recorded) has not recorded capital contributions to the operating limited partnerships during the year ended March 31, 2007, which (have not) have been included in the partnerships’ capital account included in the operating limited partnerships’ financial statements as of December 31, 2006 (see note A).	(10,000)	—	(177,532)

The partnership has recorded acquisition costs at March 31, 2007, which have not been recorded in the net assets of the operating limited partnerships (see note A).	(277,649)	(286,566)	(689,995)

Cumulative losses from operating limited partnerships for the three months ended March 31, 1999, which the operating limited partnerships have not included in their capital as of December 31, 1998 due to different year ends (see note A).	—	324,400	1,322,749

Equity in losses from operating limited partnerships not recognizable under the equity method of accounting (see note A).	(6,609,039)	(6,252,903)	(13,454,103)

The partnership has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	104,214	192,211	315,429

Cumulative impairment loss in investments in operating limited partnerships	3,447,876	1,352,077	2,838,007

Other	352,437	160,251	100,755

Equity per operating limited partnerships’ combined financial statements	$(1,423,700)	$(4,440,758)	$(8,827,510)

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 7, 9 through 12, and 14 hold an interest at December 31, 2007 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS

	Total	Series 7	Series 9	Series 10
ASSETS

Buildings and improvements, net of accumulated depreciation	$160,253,127	$838,657	$30,224,320	$15,401,235
Land	15,082,192	73,738	2,831,713	1,278,694
Other assets	31,572,850	310,014	5,154,046	2,969,332

	$206,908,169	$1,222,409	$38,210,079	$19,649,261

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$215,224,589	$1,623,610	$43,670,402	$20,498,947
Accounts payable and accrued expenses	7,420,908	$4,573	3,677,211	246,081
Other liabilities	11,038,253	23,242	3,032,165	337,810

	233,683,750	1,651,425	50,379,778	21,082,838

PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund II Limited Partnership	(28,529,444)	(429,953)	(10,198,297)	(2,477,908)
Other partners	1,753,863	937	(1,971,402)	1,044,331

	(26,775,581)	(429,016)	(12,169,699)	(1,433,577)

	$206,908,169	$1,222,409	$38,210,079	$19,649,261

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 7, 9 through 12, and 14 hold an interest at December 31, 2007 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

	Series 11	Series 12	Series 14
ASSETS

Buildings and improvements, net of accumulated depreciation	$24,731,983	$20,863,074	$68,193,858
Land	2,117,431	1,887,610	6,893,006
Other assets	5,956,892	4,999,999	12,182,567

	$32,806,306	$27,750,683	$87,269,431

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$30,271,628	$30,657,313	$88,502,689
Accounts payable and accrued expenses	1,000,807	460,773	2,031,463
Other liabilities	1,253,415	1,290,717	5,100,904

	32,525,850	32,408,803	95,635,056

PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund II Limited Partnership	(1,053,492)	(4,799,642)	(9,570,152)
Other partners	1,333,948	141,522	1,204,527

	280,456	(4,658,120)	(8,365,625)

	$32,806,306	$27,750,683	$87,269,431

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 7, 9 through 12, and 14 hold an interest at December 31, 2006 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS

	Total	Series 7	Series 9	Series 10
ASSETS

Buildings and improvements, net of accumulated depreciation	$197,542,798	$4,013,937	$36,110,502	$23,132,872
Land	18,207,994	409,614	3,150,391	2,143,842
Other assets	35,029,028	1,119,496	5,538,050	4,440,478

	$250,779,820	$5,543,047	$44,798,943	$29,717,192

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$257,923,536	$6,759,842	$50,593,900	$32,289,719
Accounts payable and accrued expenses	8,524,712	53,405	3,618,353	402,651
Other liabilities	15,815,885	90,218	3,786,228	996,081

	282,264,133	6,903,465	57,998,481	33,688,451

PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund II Limited Partnership	(31,650,739)	(1,142,972)	(11,318,699)	(4,497,100)
Other partners	166,426	(217,446)	(1,880,839)	525,841

	(31,484,313)	(1,360,418)	(13,199,538)	(3,971,259)

	$250,779,820	$5,543,047	$44,798,943	$29,717,192

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 7, 9 through 12, and 14 hold an interest at December 31, 2006 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

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

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2007 in which Series 7, 9 through 12, and 14 hold an interest as of December 31, 2007 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

Year ended December 31, 2007

	Total	Series 7	Series 9	Series 10
Revenue
Rental	$38,976,937	$293,144	$7,400,327	$3,617,676
Interest and other	1,594,001	13,117	277,819	120,105

	40,570,938	306,261	7,678,146	3,737,781
Expenses
Interest	7,329,396	74,748	1,534,651	592,587
Depreciation and amortization	10,262,996	93,479	1,945,017	1,062,260
Taxes and insurance	5,786,927	26,943	1,254,696	521,070
Repairs and maintenance	8,296,680	45,888	1,403,975	817,317
Operating expenses	13,169,516	124,298	2,503,573	1,143,168
Other expenses	981,306	11,320	129,145	101,558

	45,826,821	376,676	8,771,057	4,237,960

NET LOSS	$(5,255,883)	$(70,415)	$(1,092,911)	$(500,179)

Net loss allocated to Boston Capital Tax Credit Fund II Limited Partnership*	$(4,940,675)	$(69,712)	$(990,934)	$(521,211)

Net income (loss) allocated to other partners	$(315,208)	$(703)	$(101,977)	$21,032

*

Amounts include $69,712, $990,934, $522,200, $357,433, $966,259 and $1,661,589 for Series 7, Series 9, Series 10, Series 11, Series 12 and Series 14, respectively, of loss not recognized under the equity method of accounting as described in note A.

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2007 in which Series 7, 9 through 12, and 14 hold an interest as of December 31, 2007 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS - CONTINUED

Year ended December 31, 2007

	Series 11	Series 12	Series 14
Revenue
Rental	$6,309,326	$4,831,693	$16,524,771
Interest and other	222,371	188,063	772,526

	6,531,697	5,019,756	17,297,297
Expenses
Interest	1,056,470	927,699	3,143,241
Depreciation and amortization	1,693,807	1,283,446	4,184,987
Taxes and insurance	1,018,625	687,762	2,277,831
Repairs and maintenance	1,303,110	1,175,362	3,551,028
Operating expenses	1,936,910	1,782,827	5,678,740
Other expenses	145,982	217,345	375,956

	7,154,904	6,074,441	19,211,783

NET LOSS	$(623,207)	$(1,054,685)	$(1,914,486)

Net loss allocated to Boston Capital Tax Credit Fund II Limited Partnership*	$(569,012)	$(966,259)	$(1,823,547)

Net income (loss) allocated to other partners	$(54,195)	$(88,426)	$(90,939)

*

Amounts include $69,712, $990,934, $522,200, $357,433, $966,259 and $1,661,589 for Series 7, Series 9, Series 10, Series 11, Series 12 and Series 14, respectively, of loss not recognized under the equity method of accounting as described in note A.

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2006 in which Series 7, 9 through 12, and 14 hold an interest as of December 31, 2006 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

Year ended December 31, 2006

	Total	Series 7	Series 9	Series 10
Revenue
Rental	$46,983,307	$976,686	$8,017,404	$5,391,252
Interest and other	1,647,687	50,303	344,649	215,301

	48,630,994	1,026,989	8,362,053	5,606,553
Expenses
Interest	9,805,253	148,289	1,774,480	1,091,445
Depreciation and amortization	13,171,504	300,643	2,280,855	1,583,769
Taxes and insurance	6,995,231	143,269	1,312,354	796,996
Repairs and maintenance	9,885,074	209,892	1,780,237	1,178,898
Operating expenses	16,168,812	347,183	2,611,676	1,761,621
Other expenses	2,292,727	28,998	659,819	93,984

	58,318,601	1,178,274	10,419,421	6,506,713

NET LOSS	$(9,687,607)	$(151,285)	$(2,057,368)	$(900,160)

Net loss allocated to Boston Capital Tax Credit Fund II Limited Partnership*	$(6,947,562)	$(136,309)	$(1,642,836)	$(766,987)

Net income (loss) allocated to other partners	$(2,740,045)	$(14,976)	$(414,532)	$(133,173)

*

Amounts include $136,309, $1,642,836, $766,987, $1,085,083, $853,035 and $2,463,312 for Series 7, Series 9, Series 10, Series 11, Series 12 and Series 14, respectively, of loss not recognized under the equity method of accounting as described in note A.

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2006 in which Series 7, 9 through 12, and 14 hold an interest as of December 31, 2006 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS - CONTINUED

Year ended December 31, 2006

	Series 11	Series 12	Series 14
Revenue
Rental	$7,875,460	$8,257,180	$16,465,325
Interest and other	360,599	206,857	469,978

	8,236,059	8,464,037	16,935,303
Expenses
Interest	1,633,573	1,838,483	3,318,983
Depreciation and amortization	2,379,682	2,293,265	4,333,290
Taxes and insurance	1,188,110	1,219,700	2,334,802
Repairs and maintenance	1,643,210	1,612,924	3,459,913
Operating expenses	2,702,883	2,928,382	5,817,067
Other expenses	162,837	141,881	1,205,208

	9,710,295	10,034,635	20,469,263

NET INCOME (LOSS)	$(1,474,236)	$(1,570,598)	$(3,533,960)

Net loss allocated to Boston Capital Tax Credit Fund II Limited Partnership*	$(1,085,083)	$(853,035)	$(2,463,312)

Net income (loss) allocated to other partners	$(389,153)	$(717,563)	$(1,070,648)

*

Amounts include $136,309, $1,642,836, $766,987, $1,085,083, $853,035 and $2,463,312 for Series 7, Series 9, Series 10, Series 11, Series 12 and Series 14, respectively, of loss not recognized under the equity method of accounting as described in note A.

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO INCOME TAX RETURN

For income tax purposes, the partnership reports using a December 31 year-end.  The partnership’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2008 is reconciled as follows:

	Total	Series 7	Series 9	Series 10
Net income (loss) for financial reporting purposes, March 31, 2008	$(114,374)	$136,720	$(169,864)	$298,714

Operating limited partnership rents received in advance	2,014	—	3,732	—

Accrued partnership management fees not recognized for tax purposes	(1,797,460)	(493,485)	176,961	(538,425)

Other	(105,027)	(23,243)	(123,715)	(190,847)

Operating limited partnership loss not allowed for financial reporting under equity method of accounting	(4,568,127)	(69,712)	(990,934)	(522,200)

Impairment loss in investment in operating limited partnership	143,050	—	—	—

Excess of tax depreciation over book depreciation on operating limited partnership assets	(1,534,445)	—	(254,591)	(129,994)

Difference due to fiscal year for book purposes and calendar year for tax purposes	10,240,067	1,324,290	2,239,163	1,957,591

Income (loss) for tax return purposes, December 31, 2007	$2,265,698	$874,570	$880,752	$874,839

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO INCOME TAX RETURN (Continued)

For income tax purposes, the partnership reports using a December 31 year-end.  The partnership’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2008 is reconciled as follows:

	Series 11	Series 12	Series 14
Net income (loss) for financial reporting purposes, March 31, 2008	$426,709	$(155,935)	$(650,718)

Operating limited partnership rents received in advance	—	—	(1,718)

Accrued partnership management fees not recognized for tax purposes	(858,987)	(251,186)	167,662

Other	29,503	124,769	78,506

Operating limited partnership loss not allowed for financial reporting under equity method of accounting	(357,433)	(966,259)	(1,661,589)

Impairment loss in investment in operating limited partnership	143,050	—	—

Excess of tax depreciation over book depreciation on operating limited partnership assets	(215,653)	(231,945)	(702,262)

Difference due to fiscal year for book purposes and calendar year for tax purposes	13,847	1,373,537	3,331,639

Income (loss) for tax return purposes, December 31, 2007	$(818,964)	$(107,019)	$561,520

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO INCOME TAX RETURN (Continued)

For income tax purposes, the partnership reports using a December 31 year-end. The partnership’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2007 is reconciled as follows:

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

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO INCOME TAX RETURN (Continued)

For income tax purposes, the partnership reports using a December 31 year-end. The partnership’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2007 is reconciled as follows:

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

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO INCOME TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statements purposes at March 31, 2008 are as follows:

	Total	Series 7	Series 9	Series 10

Investments in operating limited partnerships - tax return December 31, 2007	$(50,388,097)	$(418,413)	$(13,719,707)	$(5,490,545)

Add back losses not recognized under the equity method	39,267,643	442,074	11,077,219	3,269,380

Impairment loss in investments in operating limited partnerships	(5,963,069)	—	(369,919)	(512,842)

Less share of loss - three months ended March 31, 2008	(1,536,040)	—	—	—

Other	20,629,630	(23,661)	3,012,407	2,860,510

Investments in operating limited partnerships - as reported, March 31, 2008	$2,010,067	$—	$—	$126,503

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO INCOME TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statements purposes at March 31, 2008 are as follows:

	Series 11	Series 12	Series 14

Investments in operating limited partnerships - tax return December 31, 2007	$(5,293,129)	$(8,560,298)	$(16,906,005)

Add back losses not recognized under the equity method	4,446,780	6,375,451	13,656,739

Impairment loss in investments in operating limited partnerships	(1,498,289)	(1,024,070)	(2,557,949)

Less share of loss - three months ended March 31, 2008	—	(279,923)	(1,256,117)

Other	3,517,298	3,488,840	7,774,236

Investments in operating limited partnerships - as reported, March 31, 2008	$1,172,660	$—	$710,904

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO INCOME TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statements purposes at March 31, 2007 are as follows:

	Total	Series 7	Series 9	Series 10

Investments in operating limited partnerships - tax return December 31, 2006	$(53,895,465)	$(1,713,373)	$(14,732,068)	$(6,357,811)

Add back losses not recognized under the equity method	45,224,475	1,257,774	12,041,879	5,608,777

Impairment loss in investments in operating limited partnerships	(8,628,867)	(86,382)	(369,919)	(534,606)

Less share of loss - three months ended March 31, 2007	(4,270,438)	(66,154)	(596,953)	(729,386)

Other	24,360,506	608,135	3,657,061	2,247,824

Investments in operating limited partnerships - as reported, March 31, 2007	$2,790,211	$—	$—	$234,798

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO INCOME TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statements purposes at March 31, 2007 are as follows:

	Series 11	Series 12	Series 14

Investments in operating limited partnerships - tax return December 31, 2006	$(5,024,337)	$(8,524,574)	$(17,543,302)

Add back losses not recognized under the equity method	6,609,039	6,252,903	13,454,103

Impairment loss in investments in operating limited partnerships	(3,447,876)	(1,352,077)	(2,838,007)

Less share of loss - three months ended March 31, 2007	(721,702)	(563,710)	(1,592,533)

Other	4,153,337	4,257,230	9,436,919

Investments in operating limited partnerships - as reported, March 31, 2007	$1,568,461	$69,772	$917,180

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE E - CASH EQUIVALENTS

On March 31, 2007, Boston Capital Tax Credit Fund II Limited Partnership purchased $1,850,000 of corporate debt securities under agreements to resell on April 1, 2007, respectively. Interest is earned at rates ranging from .40% to 3% per annum.

NOTE F - SUBSEQUENT EVENTS

Subsequent to March 31, 2008, the Partnership has entered into agreements to sell interests in twenty-five Operating Partnerships. The estimated sales price and other terms for the disposition of the Operating Partnerships have been determined. The estimated proceeds to be received for these twenty-five Operating Partnerships is $2,648,006. The estimated gain on sales of the Operating Partnerships is $2,378,496 and is expected to be recognized in the second, third, or fourth quarter of 2008.

NOTE G - CONCENTRATION OF CREDIT RISK

The Fund maintains its cash and cash equivalent balances in several accounts in various financial institutions. The balances are generally insured by the Federal Deposit Insurance Corporation (FDIC) or the Securities Investor Protection Corporation (SIPC) up to specified limits by each institution. At times, the balances may exceed these insurance limits; however, the Fund has not experienced any losses with respect to it balances in excess of FDIC or SIPC insurance. Management believes that no significant concentration of credit risk with respect to these cash and cash equivalent balances exists as of March 31, 2008.