Form 10-K, Exhibit 13
period 2009-03-31
BOSTON CAPITAL TAX CREDIT FUND II LTD PARTNERSHIP
filed 2009-07-07
CIK 853566

Exhibit 13

FINANCIAL STATEMENTS AND

INDEPENDENT AUDITORS’ REPORT

BOSTON CAPITAL TAX CREDIT FUND II

LIMITED PARTNERSHIP -

SERIES 7, 9 THROUGH 12, AND 14

MARCH 31, 2009 AND 2008

Schedules not listed are omitted because of the absence of the conditions under which they are required or because the information is included in the financial statements or the notes thereto.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Partners

Boston Capital Tax Credit Fund II

Limited Partnership

We have audited the accompanying balance sheets of Boston Capital Tax Credit Fund II Limited Partnership, including Boston Capital Tax Credit Fund II Limited Partnership - Series 7, Series 9 through 12, and Series 14, in total and for each series, as of March 31, 2009 and 2008, and the related statements of operations, changes in partners’ capital (deficit) and cash flows for the total partnership and for each of the series for each of the years in the two-year period ended March 31, 2009. These financial statements are the responsibility of the partnership’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.  We did not audit the financial statements of certain operating limited partnerships which investments represent $0 and $1,334,482 of the total partnership assets as of March 31, 2009 and 2008, respectively, and $71,858 and $266,690 of the total partnership loss for the years ended March 31, 2009 and 2008, respectively; of the assets for Series 7 as of March 31, 2009 and 2008, $0 and $0, respectively, and of the loss for Series 7 for the years ended March 31, 2009 and 2008, $0 and $0, respectively; of the assets for Series 9 as of March 31, 2009 and 2008, $0 and $0, respectively, and of the loss for Series 9 for the years ended March 31, 2009 and 2008, $0 and $0, respectively; of the assets for Series 10 as of March 31, 2009 and 2008, $0 and $0, respectively, and of the loss for Series 10 for the years ended March 31, 2009 and 2008, $0 and $0, respectively; of the assets for Series 11 as of March 31, 2009 and 2008, $0 and $1,129,193, respectively, and of the loss for Series 11 for the years ended March 31, 2009 and 2008, $0 and $164,076, respectively; of the assets for Series 12 as of March 31, 2009 and 2008, $0 and $0, respectively, and of the loss for Series 12 for the years ended March 31, 2009 and 2008, $0 and $0, respectively; and of the assets for Series 14 as of March 31, 2009 and 2008, $0 and $205,289, respectively, and of the loss for Series 14 for the years ended March 31, 2009 and 2008, $71,858 and $102,614, respectively.  Those statements were audited by other auditors, whose reports have been furnished to us, and our opinion, insofar as it relates to those operating limited partnerships, is based solely on the reports of the other auditors.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The partnership has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the partnership’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits and the reports of the other auditors provide a reasonable basis for our opinion.

In our opinion, based on our audits and the reports of the other auditors, the financial statements referred to above present fairly, in all material respects, the financial position of Boston Capital Tax Credit Fund II L.P. - Series 7, Series 9 through 12, and Series 14, in total and for each series, as of March 31, 2009 and 2008, and the results of its operations and its cash flows for the total partnership and for each of the series for each of the years in the two-year period ended March 31, 2009, in conformity with accounting principles generally accepted in the United States of America.

/s/ Reznick Group, P.C.

REZNICK GROUP, P.C.

Bethesda, Maryland

June 30, 2009

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

BALANCE SHEETS

March 31, 2009 and 2008

	Total
	2009	2008
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$—	$2,010,067

OTHER ASSETS
Cash and cash equivalents	1,228,984	1,085,277
Deferred acquisition costs, net of accumulated amortization	—	504,471
Other	—	14,138

	$1,228,984	$3,613,953

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable - trade	$7,510	$10,669
Accounts payable - affiliates	24,162,071	25,821,618
Capital contributions payable	169,997	201,653

	24,339,578	26,033,940
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 20,000,000 authorized beneficial assignee certificates (BAC), $10 stated value, 18,679,738 issued and outstanding to the assignees at March 31, 2009 and 2008	—	—
Limited Partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 18,679,738 issued and outstanding at March 31, 2009 and 2008	(21,326,450)	(20,642,748)
General partner	(1,784,144)	(1,777,239)

	(23,110,594)	(22,419,987)

	$1,228,984	$3,613,953

(continued)

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

BALANCE SHEETS - CONTINUED

March 31, 2009 and 2008

	Series 7
	2009	2008
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$—	$—

OTHER ASSETS
Cash and cash equivalents	59,368	157,566
Deferred acquisition costs, net of accumulated amortization	—	—
Other	—	—

	$59,368	$157,566

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable - trade	$—	$381
Accounts payable - affiliates	215,293	340,032
Capital contributions payable	—	—

	215,293	340,413
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 20,000,000 authorized beneficial assignee certificates (BAC), $10 stated value, 1,036,100 issued and outstanding to the assignees at March 31, 2009 and 2008	—	—
Limited Partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 1,036,100 issued and outstanding at March 31, 2009 and 2008	(66,770)	(93,423)
General partner	(89,155)	(89,424)

	(155,925)	(182,847)

	$59,368	$157,566

(continued)

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

BALANCE SHEETS - CONTINUED

March 31, 2009 and 2008

	Series 9
	2009	2008
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$—	$—

OTHER ASSETS
Cash and cash equivalents	212,194	149,621
Deferred acquisition costs, net of accumulated amortization	—	5,604
Other	—	14,138

	$212,194	$169,363

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable - trade	$—	$381
Accounts payable - affiliates	6,245,606	6,336,281
Capital contributions payable	—	—

	6,245,606	6,336,662
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 20,000,000 authorized beneficial assignee certificates (BAC), $10 stated value, 4,178,029 issued and outstanding to the assignees at March 31, 2009 and 2008	—	—
Limited Partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 4,178,029 issued and outstanding at March 31, 2009 and 2008	(5,638,240)	(5,770,788)
General partner	(395,172)	(396,511)

	(6,033,412)	(6,167,299)

	$212,194	$169,363

(continued)

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

BALANCE SHEETS - CONTINUED

March 31, 2009 and 2008

	Series 10
	2009	2008
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$—	$126,503

OTHER ASSETS
Cash and cash equivalents	120,636	152,374
Deferred acquisition costs, net of accumulated amortization		29,873
Other	—	—

	$120,636	$308,750

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable - trade	$—	$381
Accounts payable - affiliates	2,936,241	2,939,452
Capital contributions payable	—	—

	2,936,241	2,939,833
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 20,000,000 authorized beneficial assignee certificates (BAC), $10 stated value, 2,428,925 issued and outstanding to the assignees at March 31, 2009 and 2008	—	—
Limited Partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,428,925 issued and outstanding at March 31, 2009 and 2008	(2,592,536)	(2,409,859)
General partner	(223,069)	(221,224)

	(2,815,605)	(2,631,083)

	$120,636	$308,750

(continued)

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

BALANCE SHEETS - CONTINUED

March 31, 2009 and 2008

	Series 11
	2009	2008
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$—	$1,172,660

OTHER ASSETS
Cash and cash equivalents	246,366	149,771
Deferred acquisition costs, net of accumulated amortization	—	21,964
Other	—	—

	$246,366	$1,344,395

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable - trade	$10	$411
Accounts payable - affiliates	2,824,763	2,938,146
Capital contributions payable	—	—

	2,824,773	2,938,557
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 20,000,000 authorized beneficial assignee certificates (BAC), $10 stated value, 2,489,599 issued and outstanding to the assignees at March 31, 2009 and 2008	—	—
Limited Partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,489,599 issued and outstanding at March 31, 2009 and 2008	(2,337,938)	(1,363,535)
General partner	(240,469)	(230,627)

	(2,578,407)	(1,594,162)

	$246,366	$1,344,395

(continued)

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

BALANCE SHEETS - CONTINUED

March 31, 2009 and 2008

	Series 12
	2009	2008
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$—	$—

OTHER ASSETS
Cash and cash equivalents	144,823	105,077
Deferred acquisition costs, net of accumulated amortization	—	135,193
Other	—	—

	$144,823	$240,270

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable - trade	$7,500	$7,901
Accounts payable - affiliates	3,765,206	4,292,427
Capital contributions payable	9,241	9,241

	3,781,947	4,309,569
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 20,000,000 authorized beneficial assignee certificates (BAC), $10 stated value, 2,972,795 issued and outstanding to the assignees at March 31, 2009 and 2008	—	—
Limited Partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,972,795 issued and outstanding at March 31, 2009 and 2008	(3,349,622)	(3,777,475)
General partner	(287,502)	(291,824)

	(3,637,124)	(4,069,299)

	$144,823	$240,270

(continued)

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

BALANCE SHEETS - CONTINUED

March 31, 2009 and 2008

	Series 14
	2009	2008
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$—	$710,904

OTHER ASSETS
Cash and cash equivalents	445,597	370,868
Deferred acquisition costs, net of accumulated amortization	—	311,837
Other	—	—

	$445,597	$1,393,609

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable - trade	$—	$1,214
Accounts payable - affiliates	8,174,962	8,975,280
Capital contributions payable	160,756	192,412

	8,335,718	9,168,906
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 20,000,000 authorized beneficial assignee certificates (BAC), $10 stated value, 5,574,290 issued and outstanding to the assignees at March 31, 2009 and 2008	—	—
Limited Partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 5,574,290 issued and outstanding at March 31, 2009 and 2008	(7,341,344)	(7,227,668)
General partner	(548,777)	(547,629)

	(7,890,121)	(7,775,297)

	$445,597	$1,393,609

See notes to financial statements

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

STATEMENTS OF OPERATIONS

Years ended March 31, 2009 and 2008

	Total
	2009	2008
Income
Interest income	$16,061	$65,935
Miscellaneous income	74,795	81,163

	90,856	147,098

Share of income (loss) from operating limited partnerships	2,802,461	1,475,831

Expenses
Professional fees	266,353	246,983
Partnership management fee	943,338	1,125,917
Amortization	34,790	34,792
Impairment loss	2,164,675	143,050
General and administrative expenses	174,768	186,561

	3,583,924	1,737,303

NET INCOME (LOSS)	$(690,607)	$(114,374)

Net income (loss) allocated to general partner	$(6,905)	$(1,144)

Net income (loss) allocated to assignees	$(683,702)	$(113,230)

Net income (loss) per BAC	$(0.04)	$(0.01)

(continued)

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2009 and 2008

	Series 7
	2009	2008
Income
Interest income	$1,685	$6,911
Miscellaneous income	1,469	1,412

Total income	3,154	8,323

Share of income (loss) from operating limited partnerships	57,760	168,901

Expenses
Professional fees	17,861	18,375
Partnership management fee	4,158	6,660
Amortization	—	—
Impairment loss	—	—
General and administrative expenses	11,973	15,469

	33,992	40,504

NET INCOME (LOSS)	$26,922	$136,720

Net income (loss) allocated to general partner	$269	$1,367

Net income (loss) allocated to assignees	$26,653	$135,353

Net income (loss) per BAC	$0.03	$0.13

(continued)

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2009 and 2008

	Series 9
	2009	2008
Income
Interest income	$2,315	$6,708
Miscellaneous income	1,369	3,488

Total income	3,684	10,196

Share of income (loss) from operating limited partnerships	374,556	160,198

Expenses
Professional fees	43,399	38,119
Partnership management fee	140,850	267,007
Amortization	387	387
Impairment loss	5,217	—
General and administrative expenses	54,500	34,745

	244,353	340,258

NET INCOME (LOSS)	$133,887	$(169,864)

Net income (loss) allocated to general partner	$1,339	$(1,699)

Net income (loss) allocated to assignees	$132,548	$(168,165)

Net income (loss) per BAC	$0.03	$(0.04)

(continued)

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2009 and 2008

	Series 10
	2009	2008
Income
Interest income	$2,067	$13,096
Miscellaneous income	52,245	45,354

Total income	54,312	58,450

Share of income (loss) from operating limited partnerships	64,931	371,766

Expenses
Professional fees	40,153	36,201
Partnership management fee	104,725	67,767
Amortization	2,060	2,060
Impairment loss	136,419	—
General and administrative expenses	20,408	25,474

	303,765	131,502

NET INCOME (LOSS)	$(184,522)	$298,714

Net income (loss) allocated to general partner	$(1,845)	$2,987

Net income (loss) allocated to assignees	$(182,677)	$295,727

Net income (loss) per BAC	$(0.08)	$0.12

(continued)

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2009 and 2008

	Series 11
	2009	2008
Income
Interest income	$2,135	$10,274
Miscellaneous income	211	3,609

Total income	2,346	13,883

Share of income (loss) from operating limited partnerships	310,801	814,501

Expenses
Professional fees	37,462	36,131
Partnership management fee	167,516	195,191
Amortization	1,515	1,515
Impairment loss	1,070,008	143,050
General and administrative expenses	20,891	25,788

	1,297,392	401,675

NET INCOME (LOSS)	$(984,245)	$426,709

Net income (loss) allocated to general partner	$(9,842)	$4,267

Net income (loss) allocated to assignees	$(974,403)	$422,442

Net income (loss) per BAC	$(0.39)	$0.17

(continued)

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2009 and 2008

	Series 12
	2009	2008
Income
Interest income	$1,769	$13,574
Miscellaneous income	7,168	8,579

Total income	8,937	22,153

Share of income (loss) from operating limited partnerships	737,990	54,728

Expenses
Professional fees	48,555	41,542
Partnership management fee	107,414	152,534
Amortization	9,323	9,324
Impairment loss	125,870	—
General and administrative expenses	23,590	29,416

	314,752	232,816

NET INCOME (LOSS)	$432,175	$(155,935)

Net income (loss) allocated to general partner	$4,322	$(1,559)

Net income (loss) allocated to assignees	$427,853	$(154,376)

Net income (loss) per BAC	$0.14	$(0.05)

(continued)

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2009 and 2008

	Series 14
	2009	2008
Income
Interest income	$6,090	$15,372
Miscellaneous income	12,333	18,721

Total income	18,423	34,093

Share of income (loss) from operating limited partnerships	1,256,423	(94,263)

Expenses
Professional fees	78,923	76,615
Partnership management fee	418,675	436,758
Amortization	21,505	21,506
Impairment loss	827,161	—
General and administrative expenses	43,406	55,669

	1,389,670	590,548

NET INCOME (LOSS)	$(114,824)	$(650,718)

Net income (loss) allocated to general partner	$(1,148)	$(6,507)

Net income (loss) allocated to assignees	$(113,676)	$(644,211)

Net income (loss) per BAC	$(0.02)	$(0.12)

See notes to financial statements

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT)

Years ended March 31, 2009 and 2008

Total	Assignees	General partner	Total

Partners’ capital (deficit), March 31, 2007	(20,472,111)	(1,775,516)	(22,247,627)

Net income (loss)	(113,230)	(1,144)	(114,374)

Distributions	(57,407)	(579)	(57,986)

Partners’ capital (deficit), March 31, 2008	(20,642,748)	(1,777,239)	(22,419,987)

Net income (loss)	(683,702)	(6,905)	(690,607)

Partners’ capital (deficit), March 31, 2009	$(21,326,450)	$(1,784,144)	$(23,110,594)

(continued)

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2009 and 2008

Series 7	Assignees	General partner	Total

Partners’ capital (deficit), March 31, 2007	(228,776)	(90,791)	(319,567)

Net income (loss)	135,353	1,367	136,720

Distributions	—	—	—

Partners’ capital (deficit), March 31, 2008	(93,423)	(89,424)	(182,847)

Net income (loss)	26,653	269	26,922

Partners’ capital (deficit), March 31, 2009	$(66,770)	$(89,155)	$(155,925)

Series 9	Assignees	General partner	Total

Partners’ capital (deficit), March 31, 2007	(5,602,623)	(394,812)	(5,997,435)

Net income (loss)	(168,165)	(1,699)	(169,864)

Distributions	—	—	—

Partners’ capital (deficit), March 31, 2008	(5,770,788)	(396,511)	(6,167,299)

Net income (loss)	132,548	1,339	133,887

Partners’ capital (deficit), March 31, 2009	$(5,638,240)	$(395,172)	$(6,033,412)

(continued)

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2009 and 2008

Series 10	Assignees	General partner	Total

Partners’ capital (deficit), March 31, 2007	(2,674,572)	(223,898)	(2,898,470)

Net income (loss)	295,727	2,987	298,714

Distributions	(31,014)	(313)	(31,327)

Partners’ capital (deficit), March 31, 2008	(2,409,859)	(221,224)	(2,631,083)

Net income (loss)	(182,677)	(1,845)	(184,522)

Partners’ capital (deficit), March 31, 2009	$(2,592,536)	$(223,069)	$(2,815,605)

Series 11	Assignees	General partner	Total

Partners’ capital (deficit), March 31, 2007	(1,785,977)	(234,894)	(2,020,871)

Net income (loss)	422,442	4,267	426,709

Distributions	—	—	—

Partners’ capital (deficit), March 31, 2008	(1,363,535)	(230,627)	(1,594,162)

Net income (loss)	(974,403)	(9,842)	(984,245)

Partners’ capital (deficit), March 31, 2009	$(2,337,938)	$(240,469)	$(2,578,407)

(continued)

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2009 and 2008

Series 12	Assignees	General partner	Total

Partners’ capital (deficit), March 31, 2007	(3,611,488)	(290,148)	(3,901,636)

Net income (loss)	(154,376)	(1,559)	(155,935)

Distributions	(11,611)	(117)	(11,728)

Partners’ capital (deficit), March 31, 2008	(3,777,475)	(291,824)	(4,069,299)

Net income (loss)	427,853	4,322	432,175

Partners’ capital (deficit), March 31, 2009	$(3,349,622)	$(287,502)	$(3,637,124)

Series 14	Assignees	General partner	Total

Partners’ capital (deficit), March 31, 2007	(6,568,675)	(540,973)	(7,109,648)

Net income (loss)	(644,211)	(6,507)	(650,718)

Distributions	(14,782)	(149)	(14,931)

Partners’ capital (deficit), March 31, 2008	(7,227,668)	(547,629)	(7,775,297)

Net income (loss)	(113,676)	(1,148)	(114,824)

Partners’ capital (deficit), March 31, 2009	$(7,341,344)	$(548,777)	$(7,890,121)

See notes to financial statements

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

STATEMENTS OF CASH FLOWS

Years ended March 31, 2009 and 2008

	Total
	2009	2008
Cash flows from operating activities
Net income (loss)	$(690,607)	$(114,374)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Distributions from operating limited partnerships	40,601	72,018
Share of (income) loss from operating limited partnerships	(2,802,461)	(1,475,831)
Impairment loss	2,164,675	143,050
Amortization	34,790	34,792
Changes in assets and liabilities
Accounts payable and accrued expenses	(3,159)	1,919
Accounts payable - affiliates	(1,659,547)	(1,860,010)
Other assets	—	329,620

Net cash provided by (used in) operating activities	(2,915,708)	(2,868,816)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	—	(34,692)
Proceeds from disposition of operating limited partnerships	3,059,415	2,040,907

Net cash provided by (used in) investing activities	3,059,415	2,006,215

Cash flows from financing activities
Distributions paid to assignees	—	(57,986)

Net cash provided by (used in) financing activities	—	(57,986)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	143,707	(920,587)

Cash and cash equivalents, beginning	1,085,277	2,005,864

Cash and cash equivalents, end	$1,228,984	$1,085,277

(continued)

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2009 and 2008

	Series 7
	2009	2008
Cash flows from operating activities
Net income (loss)	$26,922	$136,720
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Distributions from operating limited partnerships	—	—
Share of (income) loss from operating limited partnerships	(57,760)	(168,901)
Impairment loss	—	—
Amortization	—	—
Changes in assets and liabilities
Accounts payable and accrued expenses	(381)	381
Accounts payable - affiliates	(124,739)	(493,485)
Other assets	—	326,920

Net cash provided by (used in) operating activities	(155,958)	(198,365)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	—	—
Proceeds from disposition of operating limited partnerships	57,760	168,901

Net cash provided by (used in) investing activities	57,760	168,901

Cash flows from financing activities
Distributions paid to assignees	—	—

Net cash provided by (used in) financing activities	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(98,198)	(29,464)

Cash and cash equivalents, beginning	157,566	187,030

Cash and cash equivalents, end	$59,368	$157,566

(continued)

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2009 and 2008

	Series 9
	2009	2008
Cash flows from operating activities
Net income (loss)	$133,887	$(169,864)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Distributions from operating limited partnerships	—	—
Share of (income) loss from operating limited partnerships	(374,556)	(160,198)
Impairment loss	5,217	—
Amortization	387	387
Changes in assets and liabilities
Accounts payable and accrued expenses	(381)	381
Accounts payable - affiliates	(90,675)	176,961
Other assets	—	—

Net cash provided by (used in) operating activities	(326,121)	(152,333)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	—	—
Proceeds from disposition of operating limited partnerships	388,694	160,198

Net cash provided by (used in) investing activities	388,694	160,198

Cash flows from financing activities
Distributions paid to assignees	—	—

Net cash provided by (used in) financing activities	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	62,573	7,865

Cash and cash equivalents, beginning	149,621	141,756

Cash and cash equivalents, end	$212,194	$149,621

(continued)

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2009 and 2008

	Series 10
	2009	2008
Cash flows from operating activities
Net income (loss)	$(184,522)	$298,714
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Distributions from operating limited partnerships	9,108	13,020
Share of (income) loss from operating limited partnerships	(64,931)	(371,766)
Impairment loss	136,419	—
Amortization	2,060	2,060
Changes in assets and liabilities
Accounts payable and accrued expenses	(381)	381
Accounts payable - affiliates	(3,211)	(538,425)
Other assets	—	—

Net cash provided by (used in) operating activities	(105,458)	(596,016)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	—	—
Proceeds from disposition of operating limited partnerships	73,720	467,041

Net cash provided by (used in) investing activities	73,720	467,041

Cash flows from financing activities
Distributions paid to assignees	—	(31,327)

Net cash provided by (used in) financing activities	—	(31,327)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(31,738)	(160,302)

Cash and cash equivalents, beginning	152,374	312,676

Cash and cash equivalents, end	$120,636	$152,374

(continued)

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2009 and 2008

	Series 11
	2009	2008
Cash flows from operating activities
Net income (loss)	$(984,245)	$426,709
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Distributions from operating limited partnerships	10,269	14,680
Share of (income) loss from operating limited partnerships	(310,801)	(814,501)
Impairment loss	1,070,008	143,050
Amortization	1,515	1,515
Changes in assets and liabilities
Accounts payable and accrued expenses	(401)	(4,589)
Accounts payable - affiliates	(113,383)	(858,987)
Other assets	—	—

Net cash provided by (used in) operating activities	(327,038)	(1,092,123)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	—	(22,528)
Proceeds from disposition of operating limited partnerships	423,633	1,052,572

Net cash provided by (used in) investing activities	423,633	1,030,044

Cash flows from financing activities
Distributions paid to assignees	—	—

Net cash provided by (used in) financing activities	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	96,595	(62,079)

Cash and cash equivalents, beginning	149,771	211,850

Cash and cash equivalents, end	$246,366	$149,771

(continued)

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2009 and 2008

	Series 12
	2009	2008
Cash flows from operating activities
Net income (loss)	$432,175	$(155,935)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Distributions from operating limited partnerships	—	—
Share of (income) loss from operating limited partnerships	(737,990)	(54,728)
Impairment loss	125,870	—
Amortization	9,323	9,324
Changes in assets and liabilities
Accounts payable and accrued expenses	(401)	4,151
Accounts payable - affiliates	(527,221)	(313,736)
Other assets	—	2,700

Net cash provided by (used in) operating activities	(698,244)	(508,224)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	—	(2,164)
Proceeds from disposition of operating limited partnerships	737,990	124,500

Net cash provided by (used in) investing activities	737,990	122,336

Cash flows from financing activities
Distributions paid to assignees	—	(11,728)

Net cash provided by (used in) financing activities	—	(11,728)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	39,746	(397,616)

Cash and cash equivalents, beginning	105,077	502,693

Cash and cash equivalents, end	$144,823	$105,077

(continued)

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2009 and 2008

	Series 14
	2009	2008
Cash flows from operating activities
Net income (loss)	$(114,824)	$(650,718)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Distributions from operating limited partnerships	21,224	44,318
Share of (income) loss from operating limited partnerships	(1,256,423)	94,263
Impairment loss	827,161	—
Amortization	21,505	21,506
Changes in assets and liabilities
Accounts payable and accrued expenses	(1,214)	1,214
Accounts payable - affiliates	(800,318)	167,662
Other assets	—	—

Net cash provided by (used in) operating activities	(1,302,889)	(321,755)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	—	(10,000)
Proceeds from disposition of operating limited partnerships	1,377,618	67,695

Net cash provided by (used in) investing activities	1,377,618	57,695

Cash flows from financing activities
Distributions paid to assignees	—	(14,931)

Net cash provided by (used in) financing activities	—	(14,931)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	74,729	(278,991)

Cash and cash equivalents, beginning	370,868	649,859

Cash and cash equivalents, end	$445,597	$370,868

(continued)

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS

March 31, 2009 and 2008

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

Pursuant to the Securities Act of 1933, the partnership filed a Form S-11 Registration Statement with the Securities and Exchange Commission, effective October 25, 1989, which covered the offering (the “Public Offering”) of the partnership’s beneficial assignee certificates (“BACs”) representing assignments of units of the beneficial interest of the limited partnership interest of the assignor limited partner.  The partnership registered 20,000,000 BACs at $10 per BAC for sale to the public in six series.  BACs sold in bulk over $100,000 were offered to investors at a reduced cost per BAC.  The partnership is no longer selling any BACs related to any series.  The final closing in Series 14 was January 27, 1992.

The BACs issued and outstanding in each series at March 31, 2009 and 2008 are as follows:

	2009	2008
Series 7	1,036,100	1,036,100
Series 9	4,178,029	4,178,029
Series 10	2,428,925	2,428,925
Series 11	2,489,599	2,489,599
Series 12	2,972,795	2,972,795
Series 14	5,574,290	5,574,290

Total	18,679,738	18,679,738

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2009 and 2008

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

In accordance with the limited partnership agreement, profits, losses, and cash flow (subject to certain priority allocations and distributions) and tax credits are allocated 99% to the assignees and 1% to the general partner.

Deferred Acquisition Costs

Deferred acquisition costs were being amortized on the straight-line method starting April 1, 1995 over 27.5 years (330 months).

As of April 1, 1995, the partnership reclassified certain unallocated acquisition costs included in the investments in operating limited partnerships to deferred acquisition costs.  The amounts include $23,920, $94,634 and $47,968 for Series 9, Series 10 and Series 11, respectively.  As of March 31, 2009 an impairment loss of $469,681 was recorded and the deferred acquisition costs were written-off to $0.

Accumulated amortization as of March 31, 2009 and 2008 is as follows:

	2009	2008

Series 7	$—	$—
Series 9	—	18,318
Series 10	—	64,765
Series 11	—	26,004
Series 12	—	231,019
Series 14	—	490,868

	$—	$830,974

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2009 and 2008

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Income Taxes

No provision or benefit for income taxes has been included in these financial statements since taxable income or loss passes through to, and is reportable by, the general partner and assignees individually.

In June 2006, the Financial Accounting Standards Board (`FASB”) issued Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48), an interpretation of FASB Statement No. 109. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the partnership’s tax returns to determine whether the tax positions are more-likely-than-not of being sustained upon examination by the applicable tax authority, based on the technical merits of the tax position, and then recognizing the tax benefit that is more-likely-than-not to be realized. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current reporting period. As required, the partnership adopted FIN 48 effective April 1, 2007 and concluded that the effect is not material to its financial statements. Accordingly, no cumulative effect adjustment related to the adoption of FIN 48 was recorded.

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2009 and 2008

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Investments in Operating Limited Partnerships

The partnership accounts for its investments in operating limited partnerships using the equity method of accounting.  Under the equity method of accounting, the partnership adjusts its investment cost for its share of each operating limited partnership’s results of operations and for any distributions received or accrued.  However, the partnership recognizes individual operating limited partnership losses only to the extent that the fund’s share of losses from the operating limited partnerships exceeds the carrying amount of the investment and advances to operating limited partnerships.  Unrecognized losses are suspended and offset against future individual operating limited partnership income.  No operating limited partnerships were acquired during 2009 or 2008.

Under Emerging Issues Task Force (EITF) 98-13, after the investment account is reduced to zero, receivables due from the operating limited partnerships are decreased by the funds’ share of losses and, accordingly a valuation allowance is recorded against the receivables.  Accordingly, the partnership recorded a valuation allowance as follows:

	2009	2008

Series 7	$—	$—
Series 9	30,198	7,845
Series 10	7,664	15,611
Series 11	76,475	82,845
Series 12	86,870	95,557
Series 14	38,356	41,462

	$239,563	$243,320

A loss in value of an investment in an operating limited partnership other than a temporary decline is recorded as an impairment loss.  Impairment is measured by comparing the investment carrying amount to the sum of the total amount of the remaining tax credits allocated to the partnership and the estimated residual value of the investment.  In addition,

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2009 and 2008

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Investments in Operating Limited Partnerships (Continued)

deferred acquisition fees related to each investment are evaluated for impairment when an impairment loss has reduced an investment balance to zero.  Accordingly, the partnership recorded an impairment loss of $2,164,675 and $143,050, during the years ended March 31, 2009 and 2008, respectively.

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

March 31, 2009 and 2008

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

March 31, 2009 and 2008

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Cash Equivalents

Cash equivalents include money market accounts having original maturities at the date of acquisition of three months or less.  The carrying amounts approximate fair value because of the short maturity of these instruments.

Fiscal Year

For financial reporting purposes, the partnership uses a March 31 year-end, whereas for income tax reporting purposes, the partnership uses a calendar year.  The operating limited partnerships use a calendar year for both financial and income tax reporting.

Net Income (Loss) per Beneficial Assignee Certificate

Net income (loss) per beneficial assignee certificate is calculated based upon the weighted average number of units outstanding.  The weighted average number of units outstanding in each series at March 31, 2009 and 2008 are as follows:

	2009	2008
Series 7	1,036,100	1,036,100
Series 9	4,178,029	4,178,029
Series 10	2,428,925	2,428,925
Series 11	2,489,599	2,489,599
Series 12	2,972,795	2,972,795
Series 14	5,574,290	5,574,290

Total	18,679,738	18,679,738

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2009 and 2008

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

NOTE B - RELATED PARTY TRANSACTIONS

During the years ended March 31, 2009 and 2008, the partnership entered into several transactions with various affiliates of the general partner, including Boston Capital Partners, Inc., Boston Capital Holdings Limited Partnership and Boston Capital Asset Management Limited Partnership, as follows:

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

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2009 and 2008

NOTE B - RELATED PARTY TRANSACTIONS (Continued)

The fee is payable without interest as sufficient funds become available from sales or refinancing proceeds from operating limited partnerships.

The annual partnership management fee charged to operations during the years ended March 31, 2009 and 2008 is as follows:

	2009	2008

Series 7	$5,268	$19,015
Series 9	259,325	296,961
Series 10	121,789	161,087
Series 11	211,617	245,690
Series 12	172,779	198,649
Series 14	524,682	575,939

	$1,295,460	$1,497,341

The reporting fees paid by the operating limited partnerships to the partnership for the years ended March 31, 2009 and 2008 is as follows:

	2009	2008

Series 7	$1,110	$12,355
Series 9	118,475	29,954
Series 10	17,064	93,320
Series 11	44,101	50,499
Series 12	65,365	46,115
Series 14	106,007	139,181

	$352,122	$371,424

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2009 and 2008

NOTE B - RELATED PARTY TRANSACTIONS (Continued)

The partnership management fees paid for the years ended March 31, 2009 and 2008 are as follows:

	2009	2008

Series 7	$22,687	$512,500
Series 9	350,000	120,000
Series 10	125,000	699,512
Series 11	325,000	1,104,677
Series 12	700,000	449,835
Series 14	1,325,000	408,277

	$2,847,687	$3,294,801

An affiliate of the general partner of the partnership advanced funds to pay some operating expenses of the partnership, and to make advances and/or loans to operating limited partnerships. These advances are included in accounts payable-affiliates. The total advances from the affiliate of the general partner to the operating limited partnerships for the years ended March 31, 2009 and 2008 are as follows:

	2009	2008

Series 7	$215,293	$322,613
Series 9	—	—
Series 10	—	—
Series 11	99,461	99,461
Series 12	153,188	153,188
Series 14	172,658	172,658

	$640,600	$747,920

All payables to affiliates will be paid, without interest, from available cash flow or the proceeds of sales or refinancing of the partnership’s interests in operating limited partnerships.

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2009 and 2008

NOTE B - RELATED PARTY TRANSACTIONS (Continued)

General and administrative expenses incurred by Boston Capital Partners, Inc., Boston Capital Holdings Limited Partnership and Boston Capital Asset Management Limited Partnership (BCAMLP) during the years ended March 31, 2009 and 2008 charged to each series’ operations are as follows:

	2009	2008

Series 7	$7,919	$8,545
Series 9	15,870	15,821
Series 10	12,421	13,098
Series 11	12,621	13,182
Series 12	14,603	14,703
Series 14	27,212	28,984

	$90,646	$94,333

Accounts payable - affiliates at March 31, 2009 and 2008 represents general and administrative expenses, partnership management fees, and may include advances which are payable to Boston Capital Holdings Limited Partnership and Boston Capital Asset Management Limited Partnership.  The carrying value of accounts payable - affiliates approximates fair value.

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2009 and 2008

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS

At March 31, 2009 and 2008, the partnership has limited partnership interests in operating limited partnerships which own operating apartment complexes.  During the year ended March 31, 2009, the partnership disposed of its operating limited partnership interest in three, six, four, five, seven, and twelve of the operating limited partnerships owned by Series 7, Series 9, Series 10, Series 11, Series 12 and Series 14, respectively. During the year ended March 31, 2008, the partnership disposed of its operating limited partnership interest in four, six, eleven, ten, four, and four of the operating limited partnerships owned by Series 7, Series 9, Series 10, Series 11, Series 12 and Series 14, respectively.  The number of operating limited partnerships in which the partnership has limited partnership interests at March 31, 2009 and 2008 by series are as follows:

	2009	2008

Series 7	—	3
Series 9	26	32
Series 10	18	22
Series 11	20	25
Series 12	26	33
Series 14	63	75

	153	190

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2009 and 2008

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

During the year ended March 31, 2009 the partnership disposed of thirty-seven of the operating limited partnerships.  A summary of the dispositions by Series for March 31, 2009 is as follows:

	Operating Partnership Interest Sold	Sale of Underlying Property	Partnership Proceeds from Disposition	Gain/(Loss) on Disposition
Series 7	—	3	$57,760	$57,760
Series 9	—	6	388,694	388,694
Series 10	—	4	73,720	73,720
Series 11	—	5	423,633	423,633
Series 12	—	7	737,990	737,990
Series 14	—	12	1,377,618	1,394,678
Total	—	37	$3,059,415	$3,076,475

During the year ended March 31, 2008 the partnership disposed of twenty-eight of the operating limited partnerships.  A summary of the dispositions by Series for March 31, 2008 is as follows:

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

March 31, 2009 and 2008

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

The contributions payable to operating limited partnerships at March 31, 2009 and 2008 by series are as follows:

	2009	2008

Series 7	$—	$—
Series 9	—	—
Series 10	—	—
Series 11	—	—
Series 12	9,241	9,241
Series 14	160,756	192,412

	$169,997	$201,653

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2009 and 2008

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The partnership’s investments in operating limited partnerships at March 31, 2009 are summarized as follows:

Total
Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$59,175,874

Acquisition costs of operating limited partnerships	7,099,418

Cumulative distributions from operating limited partnerships	(751,377)

Cumulative impairment loss in investments in operating limited partnerships	(6,947,808)

Cumulative losses from operating limited partnerships	(58,576,107)

Investments in operating limited partnerships per balance sheets	—

The partnership (has recorded) has not recorded capital contributions to the operating limited partnerships during the year ended March 31, 2009, which (have not) have been included in the partnerships’ capital account included in the operating limited partnerships’ financial statements as of December 31, 2008 (see note A).	(139,775)

The partnership has recorded acquisition costs at March 31, 2009, which have not been recorded in the net assets of the operating limited partnerships (see note A).	(600,606)

Cumulative losses from operating limited partnerships for the three months ended March 31, 1999, which the operating limited partnerships have not included in their capital as of December 31, 1998 due to different year ends (see note A).	1,185,221

Equity in losses from operating limited partnerships not recognizable under the equity method of accounting (see note A).	(35,116,787)

The partnership has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	601,936

Cumulative impairment loss in investments in operating limited partnerships	6,947,808

Other	1,304,811

Equity per operating limited partnerships’ combined financial statements	$(25,817,392)

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2009 and 2008

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The partnership’s investments in operating limited partnerships at March 31, 2009 are summarized as follows:

	Series 7	Series 9	Series 10

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$—	$10,205,671	$5,423,842

Acquisition costs of operating limited partnerships	—	1,216,608	662,741

Cumulative distributions from operating limited partnerships	—	(28,246)	(38,054)

Cumulative impairment loss in investments in operating limited partnerships	—	(369,919)	(622,542)

Cumulative losses from operating limited partnerships	—	(11,024,114)	(5,425,987)

Investments in operating limited partnerships per balance sheets	—	—	—

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2009 and 2008

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 7	Series 9	Series 10

The partnership (has recorded) has not recorded capital contributions to the operating limited partnerships during the year ended March 31, 2009, which (have not) have been included in the partnerships’ capital account included in the operating limited partnerships’ financial statements as of December 31, 2008 (see note A).	—	—	—

The partnership has recorded acquisition costs at March 31, 2009, which have not been recorded in the net assets of the operating limited partnerships (see note A).	—	(134,259)	(1,908)

Cumulative losses from operating limited partnerships for the three months ended March 31, 1999, which the operating limited partnerships have not included in their capital as of December 31, 1998 due to different year ends (see note A).	—	—	—

Equity in losses from operating limited partnerships not recognizable under the equity method of accounting (see note A).	—	(8,848,327)	(3,367,547)

The partnership has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	—	43,771	26,498

Cumulative impairment loss in investments in operating limited partnerships	—	369,919	622,542

Other	—	507,980	93,871

Equity per operating limited partnerships’ combined financial statements	$—	$(8,060,916)	$(2,626,544)

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2009 and 2008

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The partnership’s investments in operating limited partnerships at March 31, 2009 are summarized as follows:

	Series 11	Series 12	Series 14

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$12,334,178	$6,938,916	$24,273,267

Acquisition costs of operating limited partnerships	1,109,507	822,241	3,288,321

Cumulative distributions from operating limited partnerships	(420,782)	(39,210)	(225,085)

Cumulative impairment loss in investments in operating limited partnerships	(2,258,061)	(657,455)	(3,039,831)

Cumulative losses from operating limited partnerships	(10,764,842)	(7,064,492)	(24,296,672)

Investments in operating limited partnerships per balance sheets	—	—	—

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2009 and 2008

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 11	Series 12	Series 14

The partnership (has recorded) has not recorded capital contributions to the operating limited partnerships during the year ended March 31, 2009, which (have not) have been included in the partnerships’ capital account included in the operating limited partnerships’ financial statements as of December 31, 2008 (see note A).	—	—	(139,775)

The partnership has recorded acquisition costs at March 31, 2009, which have not been recorded in the net assets of the operating limited partnerships (see note A).	(11,938)	(61,414)	(391,087)

Cumulative losses from operating limited partnerships for the three months ended March 31, 1999, which the operating limited partnerships have not included in their capital as of December 31, 1998 due to different year ends (see note A).	—	194,516	990,705

Equity in losses from operating limited partnerships not recognizable under the equity method of accounting (see note A).	(4,081,996)	(5,945,930)	(12,872,987)

The partnership has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	101,163	170,369	260,135

Cumulative impairment loss in investments in operating limited partnerships	2,258,061	657,455	3,039,831

Other	585,133	59,748	58,079

Equity per operating limited partnerships’ combined financial statements	$(1,149,577)	$(4,925,256)	$(9,055,099)

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2009 and 2008

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

March 31, 2009 and 2008

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

March 31, 2009 and 2008

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

March 31, 2009 and 2008

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

March 31, 2009 and 2008

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

March 31, 2009 and 2008

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 7, 9 through 12, and 14 hold an interest at December 31, 2008 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS

	Total	Series 7	Series 9	Series 10
ASSETS

Buildings and improvements, net of accumulated depreciation	$126,484,495	$—	$22,657,293	$13,066,219
Land	12,633,065	—	2,218,561	1,137,016
Other assets	25,105,089	—	3,996,073	2,585,465

	$164,222,649	$—	$28,871,927	$16,788,700

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$176,187,407	$—	$34,956,601	$17,897,599
Accounts payable and accrued expenses	4,081,626	—	734,329	225,848
Other liabilities	8,963,483	—	2,362,456	351,397

	189,232,516	—	38,053,386	18,474,844
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund II Limited Partnership	(25,817,392)	—	(8,060,916)	(2,626,544)
Other partners	807,525	—	(1,120,543)	940,400

	(25,009,867)	—	(9,181,459)	(1,686,144)

	$164,222,649	$—	$28,871,927	$16,788,700

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2009 and 2008

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 7, 9 through 12, and 14 hold an interest at December 31, 2008 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

	Series 11	Series 12	Series 14
ASSETS

Buildings and improvements, net of accumulated depreciation	$20,596,022	$15,326,101	$54,838,860
Land	1,892,618	1,542,860	5,842,010
Other assets	4,892,960	3,858,054	9,772,537

	$27,381,600	$20,727,015	$70,453,407

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$25,547,684	$23,681,578	$74,103,945
Accounts payable and accrued expenses	741,091	531,162	1,849,196
Other liabilities	1,121,511	1,457,105	3,671,014

	27,410,286	25,669,845	79,624,155
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund II Limited Partnership	(1,149,577)	(4,925,256)	(9,055,099)
Other partners	1,120,891	(17,574)	(115,649)

	(28,686)	(4,942,830)	(9,170,748)

	$27,381,600	$20,727,015	$70,453,407

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2009 and 2008

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 7, 9 through 12, and 14 hold an interest at December 31, 2007 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS

	Total	Series 7	Series 9	Series 10
ASSETS

Buildings and improvements, net of accumulated depreciation	$160,253,127	$838,657	$30,224,320	$15,401,235
Land	15,082,192	73,738	2,831,713	1,278,694
Other assets	31,572,850	310,014	5,154,046	2,969,332

	$206,908,169	$1,222,409	$38,210,079	$19,649,261

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$215,224,589	$1,623,610	$43,670,402	$20,498,947
Accounts payable and accrued expenses	7,420,908	4,573	3,677,211	246,081
Other liabilities	11,038,253	23,242	3,032,165	337,810

	233,683,750	1,651,425	50,379,778	21,082,838
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund II Limited Partnership	(28,529,444)	(429,953)	(10,198,297)	(2,477,908)
Other partners	1,753,863	937	(1,971,402)	1,044,331

	(26,775,581)	(429,016)	(12,169,699)	(1,433,577)

	$206,908,169	$1,222,409	$38,210,079	$19,649,261

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2009 and 2008

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

March 31, 2009 and 2008

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2008 in which Series 7, 9 through 12, and 14 hold an interest as of December 31, 2008 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

Year ended December 31, 2008

	Total	Series 7	Series 9	Series 10
Revenue
Rental	$32,692,150	$—	$5,734,683	$3,368,198
Interest and other	946,239	—	154,903	87,973

	33,638,389	—	5,889,586	3,456,171
Expenses
Interest	5,907,479	—	1,061,429	524,468
Depreciation and amortization	8,297,108	—	1,476,599	881,842
Taxes and insurance	4,453,061	—	932,826	469,818
Repairs and maintenance	7,262,603	—	1,216,523	778,341
Operating expenses	11,407,864	—	1,896,682	1,082,152
Other expenses	912,444	—	112,448	127,678

	38,240,559	—	6,696,507	3,864,299

NET LOSS	$(4,602,170)	$—	$(806,921)	$(408,128)

Net loss allocated to Boston Capital Tax Credit Fund II Limited Partnership*	$(4,072,265)	$—	$(820,715)	$(390,895)

Net income (loss) allocated to other partners	$(529,905)	$—	$13,794	$(17,233)

*

Amounts include $0, $820,715, $382,106, $343,149, $762,849 and $1,503,570 for Series 7, Series 9, Series 10, Series 11, Series 12 and Series 14, respectively, of loss not recognized under the equity method of accounting as described in note A.

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2009 and 2008

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2008 in which Series 7, 9 through 12, and 14 hold an interest as of December 31, 2008 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS - CONTINUED

Year ended December 31, 2008

	Series 11	Series 12	Series 14
Revenue
Rental	$5,680,091	$4,088,284	$13,820,894
Interest and other	166,358	110,166	426,839

	5,846,449	4,198,450	14,247,733
Expenses
Interest	931,445	779,624	2,610,513
Depreciation and amortization	1,517,956	1,003,275	3,417,436
Taxes and insurance	828,929	532,474	1,689,014
Repairs and maintenance	1,059,859	1,155,417	3,052,463
Operating expenses	1,802,615	1,475,271	5,151,144
Other expenses	234,587	84,803	352,928

	6,375,391	5,030,864	16,273,498

NET LOSS	$(528,942)	$(832,414)	$(2,025,765)

Net loss allocated to Boston Capital Tax Credit Fund II Limited Partnership*	$(455,981)	$(762,849)	$(1,641,825)

Net income (loss) allocated to other partners	$(72,961)	$(69,565)	$(383,940)

*

Amounts include $0, $820,715, $382,106, $343,149, $762,849 and $1,503,570 for Series 7, Series 9, Series 10, Series 11, Series 12 and Series 14, respectively, of loss not recognized under the equity method of accounting as described in note A.

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2009 and 2008

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

March 31, 2009 and 2008

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2007 in which Series 7, 9 through 12, and 14 hold an interest as of December 31, 2007 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS - CONTINUED

Year ended December 31, 2007

	Series 11	Series 12	Series 14
Revenue
Rental	$6,309,326	$4,831,693	$16,524,771
Interest and other	222,371	188,063	772,526

	6,531,697	5,019,756	17,297,297
Expenses
Interest	1,056,470	927,699	3,143,241
Depreciation and amortization	1,693,807	1,283,446	4,184,987
Taxes and insurance	1,018,625	687,762	2,277,831
Repairs and maintenance	1,303,110	1,175,362	3,551,028
Operating expenses	1,936,910	1,782,827	5,678,740
Other expenses	145,982	217,345	375,956

	7,154,904	6,074,441	19,211,783

NET INCOME (LOSS)	$(623,207)	$(1,054,685)	$(1,914,486)

Net loss allocated to Boston Capital Tax Credit Fund II Limited Partnership*	$(569,012)	$(966,259)	$(1,823,547)

Net income (loss) allocated to other partners	$(54,195)	$(88,426)	$(90,939)

*

Amounts include $69,712, $990,934, $522,200, $357,433, $966,259 and $1,661,589 for Series 7, Series 9, Series 10, Series 11, Series 12 and Series 14, respectively, of loss not recognized under the equity method of accounting as described in note A.

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2009 and 2008

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO INCOME TAX RETURN

For income tax purposes, the partnership reports using a December 31 year-end.  The partnership’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2009 is reconciled as follows:

	Total	Series 7	Series 9	Series 10
Net income (loss) for financial reporting purposes, March 31, 2009	$(690,607)	$26,922	$133,887	$(184,522)

Operating limited partnership rents received in advance	(1,740)	—	—	—

Accrued partnership management fees not recognized for tax purposes	1,552,226	17,418	90,675	3,211

Other	12,382,859	345,998	3,727,786	1,398,903

Operating limited partnership loss not allowed for financial reporting under equity method of accounting	(3,812,389)	—	(820,715)	(382,106)

Impairment loss in investment in operating limited partnership	1,694,994	—	—	108,606

Excess of tax depreciation over book depreciation on operating limited partnership assets	(1,265,961)	—	(172,549)	(110,360)

Difference due to fiscal year for book purposes and calendar year for tax purposes	(5,040,213)	92,221	(595,732)	(226,364)

Income (loss) for tax return purposes, December 31, 2008	$4,819,169	$482,559	$2,363,352	$607,368

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2009 and 2008

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO INCOME TAX RETURN (Continued)

For income tax purposes, the partnership reports using a December 31 year-end.  The partnership’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2009 is reconciled as follows:

	Series 11	Series 12	Series 14
Net income (loss) for financial reporting purposes, March 31, 2009	$(984,245)	$432,175	$(114,824)

Operating limited partnership rents received in advance	—	—	(1,740)

Accrued partnership management fees not recognized for tax purposes	113,383	527,221	800,318

Other	1,716,951	2,297,442	2,895,779

Operating limited partnership loss not allowed for financial reporting under equity method of accounting	(343,149)	(762,849)	(1,503,570)

Impairment loss in investment in operating limited partnership	1,049,559	—	536,829

Excess of tax depreciation over book depreciation on operating limited partnership assets	(186,615)	(173,746)	(622,691)

Difference due to fiscal year for book purposes and calendar year for tax purposes	(617,263)	(1,631,135)	(2,061,940)

Income (loss) for tax return purposes, December 31, 2008	$748,621	$689,108	$(71,839)

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2009 and 2008

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

March 31, 2009 and 2008

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

March 31, 2009 and 2008

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO INCOME TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statements purposes at March 31, 2009 are as follows:

	Total	Series 7	Series 9	Series 10

Investments in operating limited partnerships - tax return December 31, 2008	$(45,654,995)	$—	$(11,346,133)	$(4,711,661)

Add back losses not recognized under the equity method	35,116,787	—	8,848,327	3,367,547

Impairment loss in investments in operating limited partnerships	(6,947,808)	—	(369,919)	(622,542)

Less share of loss - three months ended March 31, 2009	(1,185,221)	—	—	—

Other	18,671,237	—	2,867,725	1,966,656

Investments in operating limited partnerships - as reported, March 31, 2009	$—	$—	$—	$—

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2009 and 2008

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO INCOME TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statements purposes at March 31, 2009 are as follows:

	Series 11	Series 12	Series 14

Investments in operating limited partnerships - tax return December 31, 2008	$(4,678,927)	$(7,903,149)	$(17,015,125)

Add back losses not recognized under the equity method	4,081,996	5,945,930	12,872,987

Impairment loss in investments in operating limited partnerships	(2,258,061)	(657,455)	(3,039,831)

Less share of loss - three months ended March 31, 2009	—	(194,516)	(990,705)

Other	2,854,992	2,809,190	8,172,674

Investments in operating limited partnerships - as reported, March 31, 2009	$—	$—	$—

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2009 and 2008

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

March 31, 2009 and 2008

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

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2009 and 2008

NOTE E - SUBSEQUENT EVENTS

The partnership has entered into agreements to sell interests in eight operating limited partnerships which are expected to close after March 31, 2009.  The estimated sales price and other terms for the dispositions of the operating limited partnerships have been determined.  The estimated proceeds to be received for the operating limited partnerships is $2,113,375.  The estimated gain on sale of the operating limited partnerships is $1,946,237, which is expected to be recognized in the second and third quarters of fiscal year 2010.

NOTE F - CONCENTRATION OF CREDIT RISK

The partnership maintains its cash and cash equivalent balances in several accounts in various financial institutions.  The balances are generally insured by the Federal Deposit Insurance Corporation (FDIC) up to specified limits by each institution.  At times, the balances may exceed these insurance limits; however, the partnership has not experienced any losses with respect to its balances in excess of FDIC insurance.  Management believes that no significant concentration of credit risk with respect to these cash and cash equivalent balances exists as of March 31, 2009.

NOTE G - FAIR VALUE OF FINANCIAL INSTRUMENTS

The partnership is subject to the disclosure provisions of FASB Statement No. 107, “Disclosures about Fair Value of Financial Instruments,” (FAS 107), which requires disclosure of the fair value of the partnership’s financial instruments.  As of March 31, 2009, the partnership’s financial instruments relate to accounts payable - affiliates.  Management has not disclosed the fair value of the financial instruments because determination of such fair value is deemed to be impractical.  The accounts payable - affiliates are owed to affiliates of the partnership.  The unique nature of these financial instruments makes determination of any fair value impractical. See note B for disclosure of the carrying amount and terms of these financial instruments.