Form 10-K, Exhibit 13
period 2010-03-31
BOSTON CAPITAL TAX CREDIT FUND II LTD PARTNERSHIP
filed 2010-06-29
CIK 853566

Exhibit 13

FINANCIAL STATEMENTS AND

INDEPENDENT AUDITORS’ REPORT

BOSTON CAPITAL TAX CREDIT FUND II

LIMITED PARTNERSHIP -

SERIES 7, 9 THROUGH 12, AND 14

MARCH 31, 2010 AND 2009

Boston Capital Tax Credit Fund Limited Partnership II

Series 7, 9 through 12, and 14

Schedules not listed are omitted because of the absence of the conditions under which they are required or because the information is included in the financial statements or the notes thereto.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Partners

Boston Capital Tax Credit Fund II Limited Partnership

We have audited the accompanying balance sheets of Boston Capital Tax Credit Fund II Limited Partnership, including Boston Capital Tax Credit Fund II Limited Partnership - Series 7, Series 9 through 12, and Series 14, in total and for each series, as of March 31, 2010 and 2009, and the related statements of operations, changes in partners’ capital (deficit) and cash flows for the total partnership and for each of the series for each of the years in the two-year period ended March 31, 2010. These financial statements are the responsibility of the partnership’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.  We did not audit the financial statements of certain operating limited partnerships which investments represent $0 and $0 of the total partnership assets as of March 31, 2010 and 2009, respectively, and $0 and $71,858 of the total partnership loss for the years ended March 31, 2010 and 2009, respectively; of the assets for Series 7 as of March 31, 2010 and 2009, $0 and $0, respectively, and of the loss for Series 7 for the years ended March 31, 2010 and 2009, $0 and $0, respectively; of the assets for Series 9 as of March 31, 2010 and 2009, $0 and $0, respectively, and of the loss for Series 9 for the years ended March 31, 2010 and 2008, $0 and $0, respectively; of the assets for Series 10 as of March 31, 2010 and 2009, $0 and $0, respectively, and of the loss for Series 10 for the years ended March 31, 2010 and 2009, $0 and $0, respectively; of the assets for Series 11 as of March 31, 2010 and 2009, $0 and $0, respectively, and of the loss for Series 11 for the years ended March 31, 2010 and 2009, $0 and $0, respectively; of the assets for Series 12 as of March 31, 2010 and 2009, $0 and $0, respectively, and of the loss for Series 12 for the years ended March 31, 2010 and 2009, $0 and $0, respectively; and of the assets for Series 14 as of March 31, 2010 and 2009, $0 and $0, respectively, and of the loss for Series 14 for the years ended March 31, 2010 and 2009, $0 and $71,858, respectively.  Those statements were audited by other auditors, whose reports have been furnished to us, and our opinion, insofar as it relates to those operating limited partnerships, is based solely on the reports of the other auditors.

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

In our opinion, based on our audits and the reports of the other auditors, the financial statements referred to above present fairly, in all material respects, the financial position of Boston Capital Tax Credit Fund II L.P. - Series 7, Series 9 through 12, and Series 14, in total and for each series, as of March 31, 2010 and 2009, and the results of its operations and its cash flows for the total partnership and for each of the series for each of the years in the two-year period ended March 31, 2010, in conformity with accounting principles generally accepted in the United States of America.

/s/ Reznick Group, P.C.

REZNICK GROUP, P.C.

Bethesda, Maryland

June 29, 2010

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

BALANCE SHEETS

March 31, 2010 and 2009

	Total
	2010	2009
ASSETS

OTHER ASSETS
Cash and cash equivalents	$1,418,207	$1,228,984
Deferred acquisition costs, net of accumulated amortization	—	—
Other	5,100	—

	$1,423,307	$1,228,984

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$136,100	$7,510
Accounts payable - affiliates	21,764,225	24,162,071
Capital contributions payable	169,974	169,997

	22,070,299	24,339,578
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 20,000,000 authorized beneficial assignee certificates (BAC), $10 stated value, 18,678,688 issued and outstanding to the assignees at March 31, 2010 and 2009	—	—
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 18,678,688 issued and outstanding at March 31, 2010 and 2009	(19,059,586)	(21,326,450)
General partner	(1,587,406)	(1,784,144)

	(20,646,992)	(23,110,594)

	$1,423,307	$1,228,984

(continued)

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

BALANCE SHEETS - CONTINUED

March 31, 2010 and 2009

	Series 7
	2010	2009
ASSETS

OTHER ASSETS
Cash and cash equivalents	$—	$59,368
Deferred acquisition costs, net of accumulated amortization	—	—
Other	—	—

	$—	$59,368

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$—	$—
Accounts payable - affiliates	—	215,293
Capital contributions payable	—	—

	—	215,293
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 20,000,000 authorized beneficial assignee certificates (BAC), $10 stated value, 1,036,100 issued and outstanding to the assignees at March 31, 2010 and 2009	—	—
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 1,036,100 issued and outstanding at March 31, 2010 and 2009	(84,506)	(66,770)
General partner	84,506	(89,155)

	—	(155,925)

	$—	$59,368

(continued)

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

BALANCE SHEETS - CONTINUED

March 31, 2010 and 2009

	Series 9
	2010	2009
ASSETS

OTHER ASSETS
Cash and cash equivalents	$115,148	$212,194
Deferred acquisition costs, net of accumulated amortization	—	—
Other	—	—

	$115,148	$212,194

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$—	$—
Accounts payable - affiliates	6,386,247	6,245,606
Capital contributions payable	—	—

	6,386,247	6,245,606
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 20,000,000 authorized beneficial assignee certificates (BAC), $10 stated value, 4,178,029 issued and outstanding to the assignees at March 31, 2010 and 2009	—	—
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 4,178,029 issued and outstanding at March 31, 2010 and 2009	(5,873,550)	(5,638,240)
General partner	(397,549)	(395,172)

	(6,271,099)	(6,033,412)

	$115,148	$212,194

(continued)

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

BALANCE SHEETS - CONTINUED

March 31, 2010 and 2009

	Series 10
	2010	2009
ASSETS

OTHER ASSETS
Cash and cash equivalents	$186,720	$120,636
Deferred acquisition costs, net of accumulated amortization	—	—
Other	—	—

	$186,720	$120,636

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$30,000	$—
Accounts payable - affiliates	2,163,727	2,936,241
Capital contributions payable	—	—

	2,193,727	2,936,241
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 20,000,000 authorized beneficial assignee certificates (BAC), $10 stated value, 2,428,925 issued and outstanding to the assignees at March 31, 2010 and 2009	—	—
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,428,925 issued and outstanding at March 31, 2010 and 2009	(1,792,024)	(2,592,536)
General partner	(214,983)	(223,069)

	(2,007,007)	(2,815,605)

	$186,720	$120,636

(continued)

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

BALANCE SHEETS - CONTINUED

March 31, 2010 and 2009

	Series 11
	2010	2009
ASSETS

OTHER ASSETS
Cash and cash equivalents	$603,898	$246,366
Deferred acquisition costs, net of accumulated amortization	—	—
Other	—	—

	$603,898	$246,366

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$46,000	$10
Accounts payable - affiliates	2,436,423	2,824,763
Capital contributions payable	—	—

	2,482,423	2,824,773
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 20,000,000 authorized beneficial assignee certificates (BAC), $10 stated value, 2,489,599 issued and outstanding to the assignees at March 31, 2010 and 2009	—	—
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,489,599 issued and outstanding at March 31, 2010 and 2009	(1,645,055)	(2,337,938)
General partner	(233,470)	(240,469)

	(1,878,525)	(2,578,407)

	$603,898	$246,366

(continued)

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

BALANCE SHEETS - CONTINUED

March 31, 2010 and 2009

	Series 12
	2010	2009
ASSETS

OTHER ASSETS
Cash and cash equivalents	$120,857	$144,823
Deferred acquisition costs, net of accumulated amortization	—	—
Other	—	—

	$120,857	$144,823

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$7,500	$7,500
Accounts payable - affiliates	3,915,374	3,765,206
Capital contributions payable	9,241	9,241

	3,932,115	3,781,947
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 20,000,000 authorized beneficial assignee certificates (BAC), $10 stated value, 2,972,795 issued and outstanding to the assignees at March 31, 2010 and 2009	—	—
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,972,795 issued and outstanding at March 31, 2010 and 2009	(3,522,015)	(3,349,622)
General partner	(289,243)	(287,502)

	(3,811,258)	(3,637,124)

	$120,857	$144,823

(continued)

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

BALANCE SHEETS - CONTINUED

March 31, 2010 and 2009

	Series 14
	2010	2009
ASSETS

OTHER ASSETS
Cash and cash equivalents	$391,584	$445,597
Deferred acquisition costs, net of accumulated amortization	—	—
Other	5,100	—

	$396,684	$445,597

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$52,600	$—
Accounts payable - affiliates	6,862,454	8,174,962
Capital contributions payable	160,733	160,756

	7,075,787	8,335,718
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 20,000,000 authorized beneficial assignee certificates (BAC), $10 stated value, 5,573,240 issued and outstanding to the assignees at March 31, 2010 and 2009	—	—
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 5,573,240 issued and outstanding at March 31, 2010 and 2009	(6,142,436)	(7,341,344)
General partner	(536,667)	(548,777)

	(6,679,103)	(7,890,121)

	$396,684	$445,597

See notes to financial statements

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

STATEMENTS OF OPERATIONS

Years ended March 31, 2010 and 2009

	Total
	2010	2009
Income
Interest income	$5,501	$16,061
Miscellaneous income	136,238	74,795

	141,739	90,856

Share of income from operating limited partnerships	3,286,871	2,802,461

Expenses
Professional fees	196,428	266,353
Partnership management fee	793,585	943,338
Amortization	—	34,790
Impairment loss	—	2,164,675
General and administrative expenses	148,835	174,768

	1,138,848	3,583,924

NET INCOME (LOSS)	$2,289,762	$(690,607)

Net income (loss) allocated to general partner	$22,898	$(6,905)

Net income (loss) allocated to assignees	$2,266,864	$(683,702)

Net income (loss) per BAC	$0.12	$(0.04)

(continued)

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2010 and 2009

	Series 7
	2010	2009
Income
Interest income	$110	$1,685
Miscellaneous income	—	1,469

Total income	110	3,154

Share of income from operating limited partnerships	—	57,760

Expenses
Professional fees	9,964	17,861
Partnership management fee	—	4,158
Amortization	—	—
Impairment loss	—	—
General and administrative expenses	8,061	11,973

	18,025	33,992

NET INCOME (LOSS)	$(17,915)	$26,922

Net income (loss) allocated to general partner	$(179)	$269

Net income (loss) allocated to assignees	$(17,736)	$26,653

Net income (loss) per BAC	$(0.02)	$0.03

(continued)

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2010 and 2009

	Series 9
	2010	2009
Income
Interest income	$595	$2,315
Miscellaneous income	2,418	1,369

Total income	3,013	3,684

Share of income from operating limited partnerships	21,750	374,556

Expenses
Professional fees	35,038	43,399
Partnership management fee	200,169	140,850
Amortization	—	387
Impairment loss	—	5,217
General and administrative expenses	27,243	54,500

	262,450	244,353

NET INCOME (LOSS)	$(237,687)	$133,887

Net income (loss) allocated to general partner	$(2,377)	$1,339

Net income (loss) allocated to assignees	$(235,310)	$132,548

Net income (loss) per BAC	$(0.06)	$0.03

(continued)

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2010 and 2009

	Series 10
	2010	2009
Income
Interest income	$817	$2,067
Miscellaneous income	77,595	52,245

Total income	78,412	54,312

Share of income from operating limited partnerships	857,039	64,931

Expenses
Professional fees	27,097	40,153
Partnership management fee	78,404	104,725
Amortization	—	2,060
Impairment loss	—	136,419
General and administrative expenses	21,352	20,408

	126,853	303,765

NET INCOME (LOSS)	$808,598	$(184,522)

Net income (loss) allocated to general partner	$8,086	$(1,845)

Net income (loss) allocated to assignees	$800,512	$(182,677)

Net income (loss) per BAC	$0.33	$(0.08)

(continued)

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2010 and 2009

	Series 11
	2010	2009
Income
Interest income	$1,131	$2,135
Miscellaneous income	10,536	211

Total income	11,667	2,346

Share of income from operating limited partnerships	878,930	310,801

Expenses
Professional fees	30,403	37,462
Partnership management fee	140,155	167,516
Amortization	—	1,515
Impairment loss	—	1,070,008
General and administrative expenses	20,157	20,891

	190,715	1,297,392

NET INCOME (LOSS)	$699,882	$(984,245)

Net income (loss) allocated to general partner	$6,999	$(9,842)

Net income (loss) allocated to assignees	$692,883	$(974,403)

Net income (loss) per BAC	$0.28	$(0.39)

(continued)

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2010 and 2009

	Series 12
	2010	2009
Income
Interest income	$534	$1,769
Miscellaneous income	15,329	7,168

Total income	15,863	8,937

Share of income from operating limited partnerships	—	737,990

Expenses
Professional fees	34,384	48,555
Partnership management fee	130,245	107,414
Amortization	—	9,323
Impairment loss	—	125,870
General and administrative expenses	25,368	23,590

	189,997	314,752

NET INCOME (LOSS)	$(174,134)	$432,175

Net income (loss) allocated to general partner	$(1,741)	$4,322

Net income (loss) allocated to assignees	$(172,393)	$427,853

Net income (loss) per BAC	$(0.06)	$0.14

(continued)

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2010 and 2009

	Series 14
	2010	2009
Income
Interest income	$2,314	$6,090
Miscellaneous income	30,360	12,333

Total income	32,674	18,423

Share of income from operating limited partnerships	1,529,152	1,256,423

Expenses
Professional fees	59,542	78,923
Partnership management fee	244,612	418,675
Amortization	—	21,505
Impairment loss	—	827,161
General and administrative expenses	46,654	43,406

	350,808	1,389,670

NET INCOME (LOSS)	$1,211,018	$(114,824)

Net income (loss) allocated to general partner	$12,110	$(1,148)

Net income (loss) allocated to assignees	$1,198,908	$(113,676)

Net income (loss) per BAC	$0.22	$(0.02)

See notes to financial statements

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT)

Years ended March 31, 2010 and 2009

Total	Assignees	General partner	Total

Partners’ capital (deficit), March 31, 2008	(20,642,748)	(1,777,239)	(22,419,987)

Net income (loss)	(683,702)	(6,905)	(690,607)

Partners’ capital (deficit), March 31, 2009	(21,326,450)	(1,784,144)	(23,110,594)

Net income (loss)	2,266,864	22,898	2,289,762

Contributions	—	173,840	173,840

Partners’ capital (deficit), March 31, 2010	$(19,059,586)	$(1,587,406)	$(20,646,992)

(continued)

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2010 and 2009

Series 7	Assignees	General partner	Total

Partners’ capital (deficit), March 31, 2008	(93,423)	(89,424)	(182,847)

Net income (loss)	26,653	269	26,922

Partners’ capital (deficit), March 31, 2009	(66,770)	(89,155)	(155,925)

Net income (loss)	(17,736)	(179)	(17,915)

Contributions	—	173,840	173,840

Partners’ capital (deficit), March 31, 2010	$(84,506)	$84,506	$—

Series 9	Assignees	General partner	Total

Partners’ capital (deficit), March 31, 2008	(5,770,788)	(396,511)	(6,167,299)

Net income (loss)	132,548	1,339	133,887

Partners’ capital (deficit), March 31, 2009	(5,638,240)	(395,172)	(6,033,412)

Net income (loss)	(235,310)	(2,377)	(237,687)

Contributions	—	—	—

Partners’ capital (deficit), March 31, 2010	$(5,873,550)	$(397,549)	$(6,271,099)

(continued)

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2010 and 2009

Series 10	Assignees	General partner	Total

Partners’ capital (deficit), March 31, 2008	(2,409,859)	(221,224)	(2,631,083)

Net income (loss)	(182,677)	(1,845)	(184,522)

Partners’ capital (deficit), March 31, 2009	(2,592,536)	(223,069)	(2,815,605)

Net income (loss)	800,512	8,086	808,598

Contributions	—	—	—

Partners’ capital (deficit), March 31, 2010	$(1,792,024)	$(214,983)	$(2,007,007)

Series 11	Assignees	General partner	Total

Partners’ capital (deficit), March 31, 2008	(1,363,535)	(230,627)	(1,594,162)

Net income (loss)	(974,403)	(9,842)	(984,245)

Partners’ capital (deficit), March 31, 2009	(2,337,938)	(240,469)	(2,578,407)

Net income (loss)	692,883	6,999	699,882

Contributions	—	—	—

Partners’ capital (deficit), March 31, 2010	$(1,645,055)	$(233,470)	$(1,878,525)

(continued)

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2010 and 2009

Series 12	Assignees	General partner	Total

Partners’ capital (deficit), March 31, 2008	(3,777,475)	(291,824)	(4,069,299)

Net income (loss)	427,853	4,322	432,175

Partners’ capital (deficit), March 31, 2009	(3,349,622)	(287,502)	(3,637,124)

Net income (loss)	(172,393)	(1,741)	(174,134)

Contributions	—	—	—

Partners’ capital (deficit), March 31, 2010	$(3,522,015)	$(289,243)	$(3,811,258)

Series 14	Assignees	General partner	Total

Partners’ capital (deficit), March 31, 2008	(7,227,668)	(547,629)	(7,775,297)

Net income (loss)	(113,676)	(1,148)	(114,824)

Partners’ capital (deficit), March 31, 2009	(7,341,344)	(548,777)	(7,890,121)

Net income (loss)	1,198,908	12,110	1,211,018

Contributions	—	—	—

Partners’ capital (deficit), March 31, 2010	$(6,142,436)	$(536,667)	$(6,679,103)

See notes to financial statements

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

STATEMENTS OF CASH FLOWS

Years ended March 31, 2010 and 2009

	Total
	2010	2009
Cash flows from operating activities
Net income (loss)	$2,289,762	$(690,607)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Distributions from operating limited partnerships	—	40,601
Share of income from operating limited partnerships	(3,286,871)	(2,802,461)
Impairment loss	—	2,164,675
Amortization	—	34,790
Changes in assets and liabilities
Accounts payable and accrued expenses	128,590	(3,159)
Accounts payable - affiliates	(2,224,006)	(1,659,547)
Other assets	(5,100)	—

Net cash provided by (used in) operating activities	(3,097,625)	(2,915,708)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	(23)	—
Proceeds from disposition of operating limited partnerships	3,286,871	3,059,415

Net cash provided by (used in) investing activities	3,286,848	3,059,415

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	189,223	143,707

Cash and cash equivalents, beginning	1,228,984	1,085,277

Cash and cash equivalents, end	$1,418,207	$1,228,984

Supplemental schedule of noncash investing and financing activities:
The Partnership has applied accounts payable as a general partner capital contribution.	$173,840	$—

(continued)

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2010 and 2009

	Series 7
	2010	2009
Cash flows from operating activities
Net income (loss)	$(17,915)	$26,922
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Distributions from operating limited partnerships	—	—
Share of income from operating limited partnerships	—	(57,760)
Impairment loss	—	—
Amortization	—	—
Changes in assets and liabilities
Accounts payable and accrued expenses	—	(381)
Accounts payable - affiliates	(41,453)	(124,739)
Other assets	—	—

Net cash provided by (used in) operating activities	(59,368)	(155,958)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	—	—
Proceeds from disposition of operating limited partnerships	—	57,760

Net cash provided by (used in) investing activities	—	57,760

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(59,368)	(98,198)

Cash and cash equivalents, beginning	59,368	157,566

Cash and cash equivalents, end	$—	$59,368

Supplemental schedule of noncash investing and financing activities:
The Partnership has applied accounts payable as a general partner capital contribution.	$173,840	$—

(continued)

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2010 and 2009

	Series 9
	2010	2009
Cash flows from operating activities
Net income (loss)	$(237,687)	$133,887
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Distributions from operating limited partnerships	—	—
Share of income from operating limited partnerships	(21,750)	(374,556)
Impairment loss	—	5,217
Amortization	—	387
Changes in assets and liabilities
Accounts payable and accrued expenses	—	(381)
Accounts payable - affiliates	140,641	(90,675)
Other assets	—	—

Net cash provided by (used in) operating activities	(118,796)	(326,121)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	—	—
Proceeds from disposition of operating limited partnerships	21,750	388,694

Net cash provided by (used in) investing activities	21,750	388,694

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(97,046)	62,573

Cash and cash equivalents, beginning	212,194	149,621

Cash and cash equivalents, end	$115,148	$212,194

Supplemental schedule of noncash investing and financing activities:
The Partnership has applied accounts payable as a general partner capital contribution.	$—	$—

(continued)

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2010 and 2009

	Series 10
	2010	2009
Cash flows from operating activities
Net income (loss)	$808,598	$(184,522)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Distributions from operating limited partnerships	—	9,108
Share of income from operating limited partnerships	(857,039)	(64,931)
Impairment loss	—	136,419
Amortization	—	2,060
Changes in assets and liabilities
Accounts payable and accrued expenses	30,000	(381)
Accounts payable - affiliates	(772,514)	(3,211)
Other assets	—	—

Net cash provided by (used in) operating activities	(790,955)	(105,458)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	—	—
Proceeds from disposition of operating limited partnerships	857,039	73,720

Net cash provided by (used in) investing activities	857,039	73,720

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	66,084	(31,738)

Cash and cash equivalents, beginning	120,636	152,374

Cash and cash equivalents, end	$186,720	$120,636

Supplemental schedule of noncash investing and financing activities:
The Partnership has applied accounts payable as a general partner capital contribution.	$—	$—

(continued)

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2010 and 2009

	Series 11
	2010	2009
Cash flows from operating activities
Net income (loss)	$699,882	$(984,245)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Distributions from operating limited partnerships	—	10,269
Share of income from operating limited partnerships	(878,930)	(310,801)
Impairment loss	—	1,070,008
Amortization	—	1,515
Changes in assets and liabilities
Accounts payable and accrued expenses	45,990	(401)
Accounts payable - affiliates	(388,340)	(113,383)
Other assets	—	—

Net cash provided by (used in) operating activities	(521,398)	(327,038)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	—	—
Proceeds from disposition of operating limited partnerships	878,930	423,633

Net cash provided by (used in) investing activities	878,930	423,633

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	357,532	96,595

Cash and cash equivalents, beginning	246,366	149,771

Cash and cash equivalents, end	$603,898	$246,366

Supplemental schedule of noncash investing and financing activities:
The Partnership has applied accounts payable as a general partner capital contribution.	$—	$—

(continued)

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2010 and 2009

	Series 12
	2010	2009
Cash flows from operating activities
Net income (loss)	$(174,134)	$432,175
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Distributions from operating limited partnerships	—	—
Share of income from operating limited partnerships	—	(737,990)
Impairment loss	—	125,870
Amortization	—	9,323
Changes in assets and liabilities
Accounts payable and accrued expenses	—	(401)
Accounts payable - affiliates	150,168	(527,221)
Other assets	—	—

Net cash provided by (used in) operating activities	(23,966)	(698,244)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	—	—
Proceeds from disposition of operating limited partnerships	—	737,990

Net cash provided by (used in) investing activities	—	737,990

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(23,966)	39,746

Cash and cash equivalents, beginning	144,823	105,077

Cash and cash equivalents, end	$120,857	$144,823

Supplemental schedule of noncash investing and financing activities:
The Partnership has applied accounts payable as a general partner capital contribution.	$—	$—

(continued)

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2010 and 2009

	Series 14
	2010	2009
Cash flows from operating activities
Net income (loss)	$1,211,018	$(114,824)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Distributions from operating limited partnerships	—	21,224
Share of income from operating limited partnerships	(1,529,152)	(1,256,423)
Impairment loss	—	827,161
Amortization	—	21,505
Changes in assets and liabilities
Accounts payable and accrued expenses	52,600	(1,214)
Accounts payable - affiliates	(1,312,508)	(800,318)
Other assets	(5,100)	—

Net cash provided by (used in) operating activities	(1,583,142)	(1,302,889)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	(23)	—
Proceeds from disposition of operating limited partnerships	1,529,152	1,377,618

Net cash provided by (used in) investing activities	1,529,129	1,377,618

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(54,013)	74,729

Cash and cash equivalents, beginning	445,597	370,868

Cash and cash equivalents, end	$391,584	$445,597

Supplemental schedule of noncash investing and financing activities:
The Partnership has applied accounts payable as a general partner capital contribution.	$—	$—

See notes to financial statements

Boston Capital Tax Credit Fund II Limited Partnership

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS

March 31, 2010 and 2009

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

The BACs issued and outstanding in each series at March 31, 2010 and 2009 are as follows:

	2010	2009
Series 7	1,036,100	1,036,100
Series 9	4,178,029	4,178,029
Series 10	2,428,925	2,428,925
Series 11	2,489,599	2,489,599
Series 12	2,972,795	2,972,795
Series 14	5,573,240	5,573,240
	18,678,688	18,678,688

In accordance with the limited partnership agreement, profits, losses, and cash flow (subject to certain priority allocations and distributions) and tax credits are allocated 99% to the assignees and 1% to the general partner.

Boston Capital Tax Credit Fund II Limited Partnership

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Investments in Operating Limited Partnerships

After the investment account is reduced to zero, receivables due from the operating limited partnerships are decreased by the funds’ share of losses and, accordingly a valuation allowance is recorded against the receivables.  Accordingly, the Partnership recorded a valuation allowance as follows:

	2010	2009
Series 7	$—	$—
Series 9	30,198	30,198
Series 10	5,443	7,664
Series 11	72,890	76,475
Series 12	86,870	86,870
Series 14	16,744	38,356
	$212,145	$239,563

The Partnership reviews its investment in operating limited partnerships for impairment whenever events or changes in circumstances indicate that the carrying amount of such investments may not be recoverable.  Recoverability is measured by a comparison of the carrying amount of the investment to the future net undiscounted cash flows expected to be generated by the operating limited partnerships including the low-income housing tax credits and the residual value upon sale or disposition of the equity interest in the operating limited partnerships.  If the investment is considered to be impaired, the impairment to be recognized is measured at the amount by which the carrying amount of the investment exceeds the fair value of such investment.  The Partnership also evaluates its intangibles for impairment in connection with its investments in operating limited partnerships.  During the years ended March 31, 2010 and 2009, the Partnership recorded an impairment loss of $0 and $2,164,675, respectively.

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

March 31, 2010 and 2009

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Investments in Operating Limited Partnerships (Continued)

The operating limited partnerships maintain their financial statements based on a calendar year and the Partnership utilizes a March 31 year end.  The fund records losses and income from the operating limited partnerships on a calendar year basis which is not materially different from losses and income generated if the operating limited partnerships utilized a March 31 year end.

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

In accordance with the accounting guidance for the consolidation of variable interest entities, the Partnership determines when it should include the assets, liabilities, and activities of a variable interest entity (VIE) in its financial statements, and when it should disclose information about its relationship with a VIE. A VIE is a legal structure used to conduct activities or hold assets, which must be consolidated by a company if it is the primary beneficiary because it absorbs the majority of the entity’s expected losses, the majority of the expected returns, or both. Based on this guidance, the operating limited partnerships in which the Partnership invests meet the definition of a VIE.  However, management does not consolidate the Partnership’s interests in these VIEs under this guidance, as it is not considered to be the primary beneficiary.  The Partnership currently records the amount of its investment in these partnerships as an asset on its balance sheet, recognizes its share of partnership income or losses in the statements of operations, and discloses how it accounts for material types of these investments in its financial statements.

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

March 31, 2010 and 2009

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Investments in Operating Limited Partnerships (Continued)

Cash Equivalents

Cash equivalents include money market accounts having original maturities at date of acquisition of three months or less.  The carrying amounts approximate fair value because of the short maturity of these instruments.

Deferred Acquisition Costs

Deferred acquisition costs were being amortized on the straight-line method starting April 1, 1995 over 27.5 years (330 months).

As of April 1, 1995, the Partnership reclassified certain unallocated acquisition costs included in the investments in operating limited partnerships to deferred acquisition costs.  The amounts included $23,920, $94,634 and $47,968 for Series 9, Series 10 and Series 11, respectively.  As of March 31, 2009 an impairment loss of $469,681 was recorded and the deferred acquisition costs were written-off to $0.

Income Taxes

The Partnership has elected to be treated as a pass-through entity for income tax purposes and, as such, is not subject to income taxes. Rather, all items of taxable income, deductions and tax credits are passed through to and are reported by its owners on their respective income tax returns.  The Partnership’s federal tax status as a pass-through entity is based on its legal status as a partnership. Accordingly, the Partnership is not required to take any tax positions in order to qualify as a pass-through entity. The Partnership is required to file and does file tax returns with the Internal Revenue Service and other taxing authorities. Accordingly, these financial statements do not reflect a provision for income taxes and the Partnership has no other tax positions which must be considered for disclosure.

Boston Capital Tax Credit Fund II Limited Partnership

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Investments in Operating Limited Partnerships (Continued)

Fiscal Year

For financial reporting purposes the Partnership uses a March 31 year end, whereas for income tax reporting purposes, the Partnership uses a calendar year.  The operating limited partnerships use a calendar year for both financial and income tax reporting.

Net Income (Loss) per Beneficial Assignee Certificate

Net income (loss) per beneficial assignee certificate is calculated based upon the weighted average number of units outstanding.  The weighted average number of units outstanding in each series at March 31, 2010 and 2009 are as follows:

	2010	2009
Series 7	1,036,100	1,036,100
Series 9	4,178,029	4,178,029
Series 10	2,428,925	2,428,925
Series 11	2,489,599	2,489,599
Series 12	2,972,795	2,972,795
Series 14	5,573,240	5,573,240
TOTAL	18,678,688	18,678,688

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

Boston Capital Tax Credit Fund II Limited Partnership

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Recent Accounting Changes

In May 2009, the FASB issued guidance regarding subsequent events, which was subsequently updated in February 2010. This guidance established general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. In particular, this guidance sets forth the period after the balance sheet date during which management of a reporting entity should evaluate events or transactions that may occur for potential recognition or disclosure in the financial statements, the circumstances under which an entity should recognize events or transactions occurring after the balance sheet date in its financial statements, and the disclosures that an entity should make about events or transactions that occurred after the balance sheet date. This guidance was effective for financial statements issued for fiscal years and interim periods ending after June 15, 2009, and was therefore adopted by the Partnership for the quarter ended June 30, 2009. The adoption did not have a significant impact on the subsequent events that the Partnership reports, either through recognition or disclosure, in the financial statements. In February 2010, the FASB amended its guidance on subsequent events to remove the requirement to disclose the date through which an entity has evaluated subsequent events, alleviating conflicts with current SEC guidance. This amendment was effective immediately and therefore the Partnership did not include the disclosure in this Form 10-K.

In June 2009, the Financial Accounting Standards Board (FASB) issued an amendment to the accounting and disclosure requirements for the consolidation of VIEs.  The amended guidance modifies the consolidation model to one based on control and economics, and replaces the current quantitative primary beneficiary analysis with a qualitative analysis. The primary beneficiary of a VIE will be the entity that has (1) the power to direct the activities of the VIE that most significantly impact the VIE’s economic performance and (2) the obligation to absorb losses or receive benefits that could potentially be significant to the VIE.  If multiple unrelated parties share such power, as defined, no party will be required to consolidate the VIE. Further, the amended guidance requires continual reconsideration of the primary beneficiary of a VIE and adds an additional reconsideration event for determination of whether an entity is a VIE.  Additionally, the amendment requires enhanced and expanded disclosures around VIEs.  This amendment is effective for fiscal years beginning after November 15, 2009.  The adoption of this guidance on April 1, 2010 is not expected to have a material effect on the Partnership’s financial statements.

In June 2009, the FASB issued the Accounting Standards Codification (Codification).  Effective July 1, 2009, the Codification is the single source of authoritative accounting principles recognized by the FASB to be applied by non-governmental entities in the preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP).  The Codification is intended to reorganize, rather than change, existing GAAP.  Accordingly, all references to currently existing GAAP have been removed and have been replaced with plain English explanations of the Partnership’s accounting policies.  The adoption of the Codification did not have a material impact on the Partnership’s financial position or results of operations.

Boston Capital Tax Credit Fund II Limited Partnership

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Plan of Liquidation and Dissolution

On March 3, 2010, our General Partner recommended that the BAC holders approve a plan of liquidation and dissolution for the Partnership, or the “Plan.”  Pursuant to the Plan, the General Partner would be able to, without further action by the BAC holders:

• Liquidate the assets and wind up the business of the Partnership;

• make liquidating distributions in cancellation of the BACs;

• dissolve the Partnership after the sale of all of the Partnership’s assets; and

• take, or cause the Partnership to take, such other acts and deeds and shall do, or cause the Partnership to do, such other things, as are necessary or appropriate in connection with the dissolution, winding up and liquidation of the Partnership, the termination of the responsibilities and liabilities of the Partnership under applicable law, and the termination of the existence of the Partnership.

The adoption of the Plan is subject to the approval of the Plan by a majority of the BAC holders.  For a more complete discussion of the Plan, see the Partnership’s Definitive Proxy Statement on Schedule 14A, filed with the SEC on March 3, 2010.

NOTE B - RELATED PARTY TRANSACTIONS

During the years ended March 31, 2010 and 2009, the Partnership entered into several transactions with various affiliates of the general partner, including Boston Capital Partners, Inc., Boston Capital Holdings Limited Partnership and Boston Capital Asset Management Limited Partnership, as follows:

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

Boston Capital Tax Credit Fund II Limited Partnership

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

NOTE B - RELATED PARTY TRANSACTIONS (Continued)

The annual partnership management fee charged to operations during the years ended March 31, 2010 and 2009 are as follows:

	2010	2009
Series 7	$—	$5,268
Series 9	220,641	259,325
Series 10	107,486	121,789
Series 11	191,121	211,617
Series 12	150,168	172,779
Series 14	450,150	524,682
TOTAL	$1,119,566	$1,295,460

The reporting fees paid by the operating limited partnerships to the Partnership for the years ended March 31, 2010 and 2009 are as follows:

	2010	2009
Series 7	$—	$1,110
Series 9	20,472	118,475
Series 10	29,082	17,064
Series 11	50,966	44,101
Series 12	19,923	65,365
Series 14	205,538	106,007
TOTAL	$325,981	$352,122

Boston Capital Tax Credit Fund II Limited Partnership

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

NOTE B - RELATED PARTY TRANSACTIONS (Continued)

The partnership management fees paid by the Partnership for the years ended March 31, 2010 and 2009 are as follows:

	2010	2009
Series 7	$—	$22,687
Series 9	80,000	350,000
Series 10	880,000	125,000
Series 11	480,000	325,000
Series 12	—	700,000
Series 14	1,590,000	1,325,000
TOTAL	$3,030,000	$2,847,687

An affiliate of the general partner of the Partnership advanced funds to pay some operating expenses of the Partnership, and to make advances and/or loans to operating limited partnerships. These advances are included in accounts payable-affiliates. The total advances from the affiliate of the general partner to the operating limited partnerships for the years ended March 31, 2010 and 2009 are as follows:

	2010	2009
Series 7	$—	$215,293
Series 9	—	—
Series 10	—	—
Series 11	—	99,461
Series 12	153,188	153,188
Series 14	—	172,658
TOTAL	$153,188	$640,600

All payables to affiliates will be paid, without interest, from available cash flow or the proceeds of sales or refinancing of the Partnership’s interests in operating limited partnerships.   During the year ended March 31, 2010, $41,453 from Series 7, $99,461 from Series 11, and $172,658 from Series 14 were paid to an affiliate of the general partner.   The remaining of $173,840 from Series 7 has been forgiven. The general partner has recorded this amount as a capital contribution.

Boston Capital Tax Credit Fund II Limited Partnership

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

NOTE B - RELATED PARTY TRANSACTIONS (Continued)

General and administrative expenses incurred by Boston Capital Partners, Inc., Boston Capital Holdings Limited Partnership and Boston Capital Asset Management Limited Partnership (BCAMLP) during the years ended March 31, 2010 and 2009 charged to each series’ operations are as follows:

	2010	2009
Series 7	$5,075	$7,919
Series 9	13,258	15,870
Series 10	10,483	12,421
Series 11	10,550	12,621
Series 12	12,422	14,603
Series 14	23,065	27,212
TOTAL	$74,853	$90,646

Accounts payable - affiliates at March 31, 2010 and 2009 represents general and administrative expenses, partnership management fees, and may include advances which are payable to Boston Capital Holdings Limited Partnership and Boston Capital Asset Management Limited Partnership.

Boston Capital Tax Credit Fund II Limited Partnership

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS

At March 31, 2010 and 2009, the Partnership has limited partnership interests in operating limited partnerships which own operating apartment complexes.  During the year ended March 31, 2010, the Partnership disposed of its operating limited partnership interest in two, two, three, and ten of the operating limited partnerships owned by Series 9, Series 10, Series 11, and Series 14, respectively. During the year ended March 31, 2009, the Partnership disposed of its operating limited partnership interest in three, six, four, five, seven, and twelve of the operating limited partnerships owned by Series 7, Series 9, Series 10, Series 11, Series 12 and Series 14, respectively.  The number of operating limited partnerships in which the Partnership has limited partnership interests at March 31, 2010 and 2009 by series is as follows:

	2010	2009
Series 7	—	—
Series 9	24	26
Series 10	16	18
Series 11	17	20
Series 12	26	26
Series 14	53	63
TOTAL	136	153

Boston Capital Tax Credit Fund II Limited Partnership

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (CONTINUED)

During the year ended March 31, 2010 the Partnership disposed of seventeen of the operating limited partnerships.  A summary of the dispositions by Series for March 31, 2010 is as follows:

	Operating	Sale of
	Partnership	Underlying	Partnership
	Interest	Operating	Proceeds from	Gain/(Loss) on
	Transferred	Partnership	Disposition	Disposition
Series 7	—	—	$—	$—
Series 9	1	1	21,750	21,750
Series 10	1	1	857,039	857,039
Series 11	—	3	878,930	878,930
Series 12	—	—	—	—
Series 14	8	2	1,529,152	1,529,152
Total	10	7	$3,286,871	$3,286,871

During the year ended March 31, 2009 the Partnership disposed of thirty-seven of the operating limited partnerships.  A summary of the dispositions by Series for March 31, 2009 is as follows:

	Operating	Sale of
	Partnership	Underlying	Partnership
	Interest	Operating	Proceeds from	Gain/(Loss) on
	Transferred	Partnership	Disposition	Disposition
Series 7	—	3	$57,760	$57,760
Series 9	—	6	388,694	388,694
Series 10	—	4	73,720	73,720
Series 11	—	5	423,633	423,633
Series 12	—	7	737,990	737,990
Series 14	—	12	1,377,618	1,394,678
Total	—	37	$3,059,415	$3,076,475

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

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

The contributions payable to operating limited partnerships at March 31, 2010 and 2009 by series are as follows:

	2010	2009
Series 7	$—	$—
Series 9	—	—
Series 10	—	—
Series 11	—	—
Series 12	9,241	9,241
Series 14	160,733	160,756
TOTAL	$169,974	$169,997

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Partnership’s investments in operating limited partnerships at March 31, 2010 are summarized as follows:

Total
Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$49,078,644

Acquisition costs of operating limited partnerships	6,007,654

Cumulative distributions from operating limited partnerships	(765,362)

Cumulative impairment loss in investments in operating limited partnerships	(6,150,022)

Cumulative losses from operating limited partnerships	(48,170,914)

Investments in operating limited partnerships per balance sheets	—

The Partnership (has recorded) has not recorded capital contributions to the operating limited partnerships during the year ended March 31, 2010, which (have not) have been included in the Partnerships’ capital account included in the operating limited partnerships’ financial statements as of December 31, 2009 (see note A).	(139,775)

The Partnership has recorded acquisition costs at March 31, 2010, which have not been recorded in the net assets of the operating limited partnerships (see note A).	(596,891)

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	996,196

Equity in losses from operating limited partnerships not recognizable under the equity method of accounting (see note A).	(33,637,793)

The Partnership has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	550,781

Cumulative impairment loss in investments in operating limited partnerships	6,150,022

Other	830,467

Equity per operating limited partnerships’ combined financial statements	$(25,846,993)

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Partnership’s investments in operating limited partnerships at March 31, 2010 are summarized as follows:

	Series 7	Series 9	Series 10

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$—	$8,137,530	$4,038,966

Acquisition costs of operating limited partnerships	—	1,154,369	451,024

Cumulative distributions from operating limited partnerships	—	(28,246)	(31,287)

Cumulative impairment loss in investments in operating limited partnerships	—	(369,919)	(623,926)

Cumulative losses from operating limited partnerships	—	(8,893,734)	(3,834,777)

Investments in operating limited partnerships per balance sheets	—	—	—

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 7	Series 9	Series 10

The Partnership (has recorded) has not recorded capital contributions to the operating limited partnerships during the year ended March 31, 2010, which (have not) have been included in the Partnerships’ capital account included in the operating limited partnerships’ financial statements as of December 31, 2009 (see note A).	—	—	—

The Partnership has recorded acquisition costs at March 31, 2010, which have not been recorded in the net assets of the operating limited partnerships (see note A).	—	(135,615)	(1,908)

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	—	—	—

Equity in losses from operating limited partnerships not recognizable under the equity method of accounting (see note A).	—	(8,534,370)	(2,909,879)

The Partnership has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	—	43,771	24,277

Cumulative impairment loss in investments in operating limited partnerships	—	369,919	623,926

Other	—	296,122	146,891

Equity per operating limited partnerships’ combined financial statements	$—	$(7,960,173)	$(2,116,693)

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Partnership’s investments in operating limited partnerships at March 31, 2010 are summarized as follows:

	Series 11	Series 12	Series 14

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$11,105,178	$6,938,916	$18,858,054

Acquisition costs of operating limited partnerships	920,664	822,241	2,659,356

Cumulative distributions from operating limited partnerships	(420,782)	(39,210)	(245,837)

Cumulative impairment loss in investments in operating limited partnerships	(1,682,306)	(613,495)	(2,860,376)

Cumulative losses from operating limited partnerships	(9,922,754)	(7,108,452)	(18,411,197)

Investments in operating limited partnerships per balance sheets	—	—	—

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 11	Series 12	Series 14

The Partnership (has recorded) has not recorded capital contributions to the operating limited partnerships during the year ended March 31, 2010, which (have not) have been included in the Partnerships’ capital account included in the operating limited partnerships’ financial statements as of December 31, 2009 (see note A).	—	—	(139,775)

The Partnership has recorded acquisition costs at March 31, 2010, which have not been recorded in the net assets of the operating limited partnerships (see note A).	(6,867)	(61,414)	(391,087)

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	—	188,442	807,754

Equity in losses from operating limited partnerships not recognizable under the equity method of accounting (see note A).	(4,150,927)	(6,497,307)	(11,545,310)

The Partnership has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	101,163	170,369	211,201

Cumulative impairment loss in investments in operating limited partnerships	1,682,306	613,495	2,860,376

Other	484,502	57,113	(154,161)

Equity per operating limited partnerships’ combined financial statements	$(1,889,823)	$(5,529,302)	$(8,351,002)

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Partnership’s investments in operating limited partnerships at March 31, 2009 are summarized as follows:

Total
Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$59,175,874

Acquisition costs of operating limited partnerships	7,099,418

Cumulative distributions from operating limited partnerships	(751,377)

Cumulative impairment loss in investments in operating limited partnerships	(6,947,808)

Cumulative losses from operating limited partnerships	(58,576,107)

Investments in operating limited partnerships per balance sheets	—

The Partnership (has recorded) has not recorded capital contributions to the operating limited partnerships during the year ended March 31, 2009, which (have not) have been included in the Partnerships’ capital account included in the operating limited partnerships’ financial statements as of December 31, 2008 (see note A).	(139,775)

The Partnership has recorded acquisition costs at March 31, 2008, which have not been recorded in the net assets of the operating limited partnerships (see note A).	(600,606)

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	1,185,221

Equity in losses from operating limited partnerships not recognizable under the equity method of accounting (see note A).	(35,116,787)

The Partnership has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	601,936

Cumulative impairment loss in investments in operating limited partnerships	6,947,808

Other	1,304,811

Equity per operating limited partnerships’ combined financial statements	$(25,817,392)

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

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

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 7	Series 9	Series 10

The Partnership (has recorded) has not recorded capital contributions to the operating limited partnerships during the year ended March 31, 2009, which (have not) have been included in the Partnerships’ capital account included in the operating limited partnerships’ financial statements as of December 31, 2008 (see note A).	—	—	—

The Partnership has recorded acquisition costs at March 31, 2009, which have not been recorded in the net assets of the operating limited partnerships (see note A).	—	(134,259)	(1,908)

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	—	—	—

Equity in losses from operating limited partnerships not recognizable under the equity method of accounting (see note A).	—	(8,848,327)	(3,367,547)

The Partnership has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	—	43,771	26,498

Cumulative impairment loss in investments in operating limited partnerships	—	369,919	622,542

Other	—	507,980	93,871

Equity per operating limited partnerships’ combined financial statements	$—	$(8,060,916)	$(2,626,544)

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

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

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 11	Series 12	Series 14

The Partnership (has recorded) has not recorded capital contributions to the operating limited partnerships during the year ended March 31, 2009, which (have not) have been included in the Partnerships’ capital account included in the operating limited partnerships’ financial statements as of December 31, 2008 (see note A).	—	—	(139,775)

The Partnership has recorded acquisition costs at March 31, 2009, which have not been recorded in the net assets of the operating limited partnerships (see note A).	(11,938)	(61,414)	(391,087)

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	—	194,516	990,705

Equity in losses from operating limited partnerships not recognizable under the equity method of accounting (see note A).	(4,081,996)	(5,945,930)	(12,872,987)

The Partnership has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	101,163	170,369	260,135

Cumulative impairment loss in investments in operating limited partnerships	2,258,061	657,455	3,039,831

Other	585,133	59,748	58,079

Equity per operating limited partnerships’ combined financial statements	$(1,149,577)	$(4,925,256)	$(9,055,099)

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 7, 9 through 12, and 14 hold an interest at December 31, 2009 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS

	Total	Series 7	Series 9	Series 10
ASSETS

Buildings and improvements, net of accumulated depreciation	$105,829,338	$—	$19,761,706	$11,157,029
Land	11,067,489	—	2,058,491	988,347
Other assets	22,497,417	—	3,537,846	2,733,911

	$139,394,244	$—	$25,358,043	$14,879,287

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$152,949,308	$—	$31,582,972	$15,633,508
Accounts payable and accrued expenses	3,269,651	—	573,256	172,330
Other liabilities	8,330,416	—	2,288,162	288,120

	164,549,375	—	34,444,390	16,093,958
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund II Limited Partnership	(25,846,993)	—	(7,960,173)	(2,116,693)
Other partners	691,862	—	(1,126,174)	902,022

	(25,155,131)	—	(9,086,347)	(1,214,671)

	$139,394,244	$—	$25,358,043	$14,879,287

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 7, 9 through 12, and 14 hold an interest at December 31, 2009 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

	Series 11	Series 12	Series 14
ASSETS

Buildings and improvements, net of accumulated depreciation	$16,808,306	$14,449,122	$43,653,175
Land	1,553,181	1,515,917	4,951,553
Other assets	4,323,980	3,386,026	8,515,654

	$22,685,467	$19,351,065	$57,120,382

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$22,097,754	$23,048,671	$60,586,403
Accounts payable and accrued expenses	728,679	356,463	1,438,923
Other liabilities	944,159	1,579,703	3,230,272

	23,770,592	24,984,837	65,255,598
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund II Limited Partnership	(1,889,823)	(5,529,302)	(8,351,002)
Other partners	804,698	(104,470)	215,786

	(1,085,125)	(5,633,772)	(8,135,216)

	$22,685,467	$19,351,065	$57,120,382

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

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

March 31, 2010 and 2009

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

March 31, 2010 and 2009

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2009 in which Series 7, 9 through 12, and 14 hold an interest as of December 31, 2009 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

Year ended December 31, 2009

	Total	Series 7	Series 9	Series 10
Revenue
Rental	$29,004,504	$—	$5,040,363	$2,862,301
Interest and other	1,124,092	—	167,813	105,064

	30,128,596	—	5,208,176	2,967,365
Expenses
Interest	4,732,842	—	865,517	389,180
Depreciation and amortization	7,312,075	—	1,355,889	736,644
Taxes and insurance	4,027,090	—	767,203	398,232
Repairs and maintenance	7,254,519	—	1,234,508	788,122
Operating expenses	9,771,846	—	1,802,260	935,276
Other expenses	847,445	—	68,228	121,500

	33,945,817	—	6,093,605	3,368,954

NET LOSS	$(3,817,221)	$—	$(885,429)	$(401,589)

Net loss allocated to Boston Capital Tax Credit Fund II Limited Partnership*	$(3,910,282)	$—	$(889,174)	$(358,886)

Net income (loss) allocated to other partners	$93,061	$—	$3,745	$(42,703)

*

Amounts include $0, $889,174, $358,886, $426,925, $726,230 and $1,509,067 for Series 7, Series 9, Series 10, Series 11, Series 12 and Series 14, respectively, of loss not recognized under the equity method of accounting as described in note A.

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2009 in which Series 7, 9 through 12, and 14 hold an interest as of December 31, 2009 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS - CONTINUED

Year ended December 31, 2009

	Series 11	Series 12	Series 14
Revenue
Rental	$5,194,343	$4,228,207	$11,679,290
Interest and other	113,084	72,845	665,286

	5,307,427	4,301,052	12,344,576
Expenses
Interest	835,861	709,935	1,932,349
Depreciation and amortization	1,377,548	1,006,148	2,835,846
Taxes and insurance	793,309	526,751	1,541,595
Repairs and maintenance	1,121,245	1,242,939	2,867,705
Operating expenses	1,334,245	1,480,675	4,219,390
Other expenses	304,379	65,236	288,102

	5,766,587	5,031,684	13,684,987

NET LOSS	$(459,160)	$(730,632)	$(1,340,411)

Net loss allocated to Boston Capital Tax Credit Fund II Limited Partnership*	$(426,925)	$(726,230)	$(1,509,067)

Net income (loss) allocated to other partners	$(32,235)	$(4,402)	$168,656

*

Amounts include $0, $889,174, $358,886, $426,925, $726,230 and $1,509,067 for Series 7, Series 9, Series 10, Series 11, Series 12 and Series 14, respectively, of loss not recognized under the equity method of accounting as described in note A.

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

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

March 31, 2010 and 2009

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

March 31, 2010 and 2009

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO INCOME TAX RETURN

For income tax purposes, the Partnership reports using a December 31 year-end.  The Partnership’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2010 is reconciled as follows:

	Total	Series 7	Series 9	Series 10
Net income (loss) for financial reporting purposes, March 31, 2010	$2,289,762	$(17,915)	$(237,687)	$808,598

Operating limited partnership rents received in advance	6,812	—	(1,341)	—

Accrued partnership management fees not recognized for tax purposes	(1,910,434)	—	140,641	(772,514)

Other	8,984,847	—	1,742,593	1,395,939

Operating limited partnership loss not allowed for financial reporting under equity method of accounting	(3,910,282)	—	(889,174)	(358,886)

Impairment loss in investment in operating limited partnership	—	—	—	—

Excess of tax depreciation over book depreciation on operating limited partnership assets	(1,045,342)	—	(187,758)	(62,689)

Difference due to fiscal year for book purposes and calendar year for tax purposes	(3,372,903)	(10,526)	(41,359)	(852,418)

Income (loss) for tax return purposes, December 31, 2009	$1,042,460	$(28,441)	$525,915	$158,030

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO INCOME TAX RETURN (Continued)

For income tax purposes, the Partnership reports using a December 31 year-end.  The Partnership’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2010 is reconciled as follows:

	Series 11	Series 12	Series 14
Net income (loss) for financial reporting purposes, March 31, 2010	$699,882	$(174,134)	$1,211,018

Operating limited partnership rents received in advance	—	(167)	8,320

Accrued partnership management fees not recognized for tax purposes	(288,879)	150,168	(1,139,850)

Other	577,640	570,114	4,698,561

Operating limited partnership loss not allowed for financial reporting under equity method of accounting	(426,925)	(726,230)	(1,509,067)

Impairment loss in investment in operating limited partnership	—	—	—

Excess of tax depreciation over book depreciation on operating limited partnership assets	(89,454)	(161,194)	(544,247)

Difference due to fiscal year for book purposes and calendar year for tax purposes	(747,541)	(133,367)	(1,587,692)

Income (loss) for tax return purposes, December 31, 2009	$(275,277)	$(474,810)	$1,137,043

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO INCOME TAX RETURN (Continued)

For income tax purposes, the Partnership reports using a December 31 year-end.  The Partnership’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2009 is reconciled as follows:

	Total	Series 7	Series 9	Series 10
Net income (loss) for financial reporting purposes, March 31, 2009	$(690,607)	$26,922	$133,887	$(184,522)

Operating limited partnership rents received in advance	(1,740)	—	—	—

Accrued partnership management fees not recognized for tax purposes	(1,552,226)	(17,418)	(90,675)	(3,211)

Other	12,382,859	345,998	3,727,786	1,398,903

Operating limited partnership loss not allowed for financial reporting under equity method of accounting	(3,812,389)	—	(820,715)	(382,106)

Impairment loss in investment in operating limited partnership	1,694,994	—	—	108,606

Excess of tax depreciation over book depreciation on operating limited partnership assets	(1,265,961)	—	(172,549)	(110,360)

Difference due to fiscal year for book purposes and calendar year for tax purposes	(1,935,764)	127,057	(414,382)	(219,942)

Income (loss) for tax return purposes, December 31, 2008	$4,819,166	$482,559	$2,363,352	$607,368

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO INCOME TAX RETURN (Continued)

For income tax purposes, the Partnership reports using a December 31 year-end.  The Partnership’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2009 is reconciled as follows:

	Series 11	Series 12	Series 14
Net income (loss) for financial reporting purposes, March 31, 2009	$(984,245)	$432,175	$(114,824)

Operating limited partnership rents received in advance	—	—	(1,740)

Accrued partnership management fees not recognized for tax purposes	(113,383)	(527,221)	(800,318)

Other	1,716,951	2,297,442	2,895,779

Operating limited partnership loss not allowed for financial reporting under equity method of accounting	(343,149)	(762,849)	(1,503,570)

Impairment loss in investment in operating limited partnership	1,049,559	—	536,829

Excess of tax depreciation over book depreciation on operating limited partnership assets	(186,615)	(173,746)	(622,691)

Difference due to fiscal year for book purposes and calendar year for tax purposes	(390,497)	(576,696)	(461,304)

Income (loss) for tax return purposes, December 31, 2008	$748,621	$689,105	$(71,839)

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO INCOME TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statements purposes at March 31, 2010 are as follows:

	Total	Series 7	Series 9	Series 10

Investments in operating limited partnerships - tax return December 31, 2009	$(44,381,228)	$—	$(10,755,201)	$(4,592,115)

Add back losses not recognized under the equity method	33,637,793	—	8,534,370	2,909,879

Impairment loss in investments in operating limited partnerships	(6,150,022)	—	(369,919)	(623,926)

Less share of loss - three months ended March 31, 2010	(996,196)	—	—	—

Other	17,889,653	—	2,590,750	2,306,162

Investments in operating limited partnerships - as reported, March 31, 2010	$—	$—	$—	$—

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO INCOME TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statements purposes at March 31, 2010 are as follows:

	Series 11	Series 12	Series 14

Investments in operating limited partnerships - tax return December 31, 2009	$(4,700,507)	$(8,225,059)	$(16,108,346)

Add back losses not recognized under the equity method	4,150,927	6,497,307	11,545,310

Impairment loss in investments in operating limited partnerships	(1,682,306)	(613,495)	(2,860,376)

Less share of loss - three months ended March 31, 2010	—	(188,442)	(807,754)

Other	2,231,886	2,529,689	8,231,166

Investments in operating limited partnerships - as reported, March 31, 2010	$—	$—	$—

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

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

March 31, 2010 and 2009

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

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

NOTE E - SUBSEQUENT EVENTS

Subsequent to March 31, 2010, the Partnership has entered into agreements to sell interests in four operating limited partnerships.  The estimated sales price and other terms for the dispositions of the operating limited partnerships have been determined.  The estimated proceeds to be received for the operating limited partnerships is $1,979,219.  The estimated gain on sale of the operating limited partnerships is $1,835,219, which is expected to be recognized in the second and third quarters of fiscal year 2010.

NOTE F - CONCENTRATION OF CREDIT RISK

The Partnership maintains its cash and cash equivalent balances in several accounts in various financial institutions.  The balances are generally insured by the Federal Deposit Insurance Corporation (FDIC) up to specified limits by each institution.  At times, the balances may exceed these insurance limits; however, the Partnership has not experienced any losses with respect to its balances in excess of FDIC insurance.  Management believes that no significant concentration of credit risk with respect to these cash and cash equivalent balances exists as of March 31, 2010.

NOTE G - FAIR VALUE OF FINANCIAL INSTRUMENTS

As of March 31, 2010, the Partnership’s financial instruments relate to accounts payable - affiliates.  Management has not disclosed the fair value of the financial instruments because determination of such fair value is deemed to be impractical.  The accounts payable - affiliates are owed to affiliates of the Partnership.  The unique nature of these financial instruments makes determination of any fair value impractical. See note B for disclosure of the carrying amount and terms of these financial instruments.