Form 10-K, Exhibit 13
period 2011-03-31
BOSTON CAPITAL TAX CREDIT FUND II LTD PARTNERSHIP
filed 2011-06-29
CIK 853566

FINANCIAL STATEMENTS AND
INDEPENDENT AUDITORS’ REPORT

BOSTON CAPITAL TAX CREDIT FUND II
LIMITED PARTNERSHIP -
SERIES 7, 9 THROUGH 12, AND 14

MARCH 31, 2011 AND 2010

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

We have audited the accompanying balance sheets of Boston Capital Tax Credit Fund II Limited Partnership - Series 7, Series 9 through 12, and Series 14, in total and for each series, as of March 31, 2011 and 2010, and the related statements of operations, changes in partners’ capital (deficit) and cash flows for the total partnership and for each of the series for each of the years in the two-year period ended March 31, 2011. These financial statements are the responsibility of the partnership’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The partnership has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the partnership’s internal control over financial reporting.   Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Boston Capital Tax Credit Fund II L.P. - Series 7, Series 9 through 12, and Series 14, in total and for each series, as of March 31, 2011 and 2010, and the results of its operations and its cash flows for the total partnership and for each of the series for each of the years in the two-year period ended March 31, 2011, in conformity with accounting principles generally accepted in the United States of America.

/s/Reznick Group, P.C.
REZNICK GROUP, P.C.

Bethesda, Maryland
June 29, 2011

Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14

BALANCE SHEETS

March 31, 2011 and 2010

	Total
	2011	2010
ASSETS

OTHER ASSETS
Cash and cash equivalents	$1,618,141	$1,418,207
Other	3,300	5,100

	$1,621,441	$1,423,307

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$37,600	$136,100
Accounts payable - affiliates	21,219,377	21,764,225
Capital contributions payable	169,974	169,974

	21,426,951	22,070,299
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 20,000,000 authorized beneficial assignee certificates (BAC), $10 stated value, 18,679,738 issued and 18,678,038 outstanding to the assignees at March 31, 2011 and 2010	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 18,679,738 issued and 18,678,038 outstanding at March 31, 2011 and 2010	(18,226,519)	(19,059,586)
General partner	(1,578,991)	(1,587,406)

	(19,805,510)	(20,646,992)

	$1,621,441	$1,423,307

(continued)

Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14

BALANCE SHEETS - CONTINUED

March 31, 2011 and 2010

Series 7
	2011	2010
ASSETS

OTHER ASSETS
Cash and cash equivalents	$-	$-
Other	-	-

	$-	$-

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$-	$-
Accounts payable - affiliates	-	-
Capital contributions payable	-	-

	-	-
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 20,000,000 authorized beneficial assignee certificates (BAC), $10 stated value, 1,036,100 issued and outstanding to the assignees at March 31, 2011 and 2010	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 1,036,100 issued and outstanding at March 31, 2011 and 2010	(84,506)	(84,506)
General partner	84,506	84,506

	-	-

	$-	$-

(continued)

Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14

BALANCE SHEETS - CONTINUED

March 31, 2011 and 2010

	Series 9
	2011	2010
ASSETS

OTHER ASSETS
Cash and cash equivalents	$71,556	$115,148
Other	-	-

	$71,556	$115,148

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$-	$-
Accounts payable - affiliates	6,591,231	6,386,247
Capital contributions payable	-	-

	6,591,231	6,386,247
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 20,000,000 authorized beneficial assignee certificates (BAC), $10 stated value, 4,178,029 issued and 4,177,329 outstanding to the assignees at March 31, 2011 and 2010	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 4,178,029 issued and 4,177,329 outstanding at March 31, 2011 and 2010	(6,119,640)	(5,873,550)
General partner	(400,035)	(397,549)

	(6,519,675)	(6,271,099)

	$71,556	$115,148

(continued)

Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14

BALANCE SHEETS - CONTINUED

March 31, 2011 and 2010

	Series 10
	2011	2010
ASSETS

OTHER ASSETS
Cash and cash equivalents	$270,086	$186,720
Other	-	-

	$270,086	$186,720

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$-	$30,000
Accounts payable - affiliates	2,260,615	2,163,727
Capital contributions payable	-	-

	2,260,615	2,193,727
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 20,000,000 authorized beneficial assignee certificates (BAC), $10 stated value, 2,428,925 issued and 2,427,925 outstanding to the assignees at March 31, 2011 and 2010	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,428,925 issued and 2,427,925 outstanding at March 31, 2011 and 2010	(1,775,711)	(1,792,024)
General partner	(214,818)	(214,983)

	(1,990,529)	(2,007,007)

	$270,086	$186,720

(continued)

Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14

BALANCE SHEETS - CONTINUED

March 31, 2011 and 2010

	Series 11
	2011	2010
ASSETS

OTHER ASSETS
Cash and cash equivalents	$465,155	$603,898
Other	-	-

	$465,155	$603,898

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$-	$46,000
Accounts payable - affiliates	1,180,122	2,436,423
Capital contributions payable	-	-

	1,180,122	2,482,423
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 20,000,000 authorized beneficial assignee certificates (BAC), $10 stated value, 2,489,599 issued and outstanding to the assignees at March 31, 2011 and 2010	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,489,599 issued and outstanding at March 31, 2011 and 2010	(493,133)	(1,645,055)
General partner	(221,834)	(233,470)

	(714,967)	(1,878,525)

	$465,155	$603,898

(continued)

Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14

BALANCE SHEETS - CONTINUED

March 31, 2011 and 2010

	Series 12
	2011	2010
ASSETS

OTHER ASSETS
Cash and cash equivalents	$479,986	$120,857
Other	-	-

	$479,986	$120,857

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$37,500	$7,500
Accounts payable - affiliates	4,054,166	3,915,374
Capital contributions payable	9,241	9,241

	4,100,907	3,932,115
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 20,000,000 authorized beneficial assignee certificates (BAC), $10 stated value, 2,972,795 issued and outstanding to the assignees at March 31, 2011 and 2010	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,972,795 issued and outstanding at March 31, 2011 and 2010	(3,333,581)	(3,522,015)
General partner	(287,340)	(289,243)

	(3,620,921)	(3,811,258)

	$479,986	$120,857

(continued)

Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14

BALANCE SHEETS - CONTINUED

March 31, 2011 and 2010

	Series 14
	2011	2010
ASSETS

OTHER ASSETS
Cash and cash equivalents	$331,358	$391,584
Other	3,300	5,100

	$334,658	$396,684

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$100	$52,600
Accounts payable - affiliates	7,133,243	6,862,454
Capital contributions payable	160,733	160,733

	7,294,076	7,075,787
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 20,000,000 authorized beneficial assignee certificates (BAC), $10 stated value, 5,574,290 issued and outstanding to the assignees at March 31, 2011 and 2010	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 5,574,290 issued and outstanding at March 31, 2011 and 2010	(6,419,948)	(6,142,436)
General partner	(539,470)	(536,667)

	(6,959,418)	(6,679,103)

	$334,658	$396,684

See notes to financial statements

Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14

STATEMENTS OF OPERATIONS

Years ended March 31, 2011 and 2010

	Total
	2011	2010
Income
Interest income	$12,736	$5,501
Miscellaneous income	246,685	136,238

	259,421	141,739

Share of income from operating limited partnerships	1,641,881	3,286,871

Expenses
Professional fees	207,080	196,428
Partnership management fee	670,896	793,585
General and administrative expenses	107,296	148,835

	985,272	1,138,848

NET INCOME (LOSS)	$916,030	$2,289,762

Net income (loss) allocated to general partner	$9,160	$22,898

Net income (loss) allocated to assignees	$906,870	$2,266,864

Net income (loss) per BAC	$0.05	$0.12

(continued)

Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2011 and 2010

	Series 7
	2011	2010
Income
Interest income	$-	$110
Miscellaneous income	-	-

Total income	-	110

Share of income from operating limited partnerships	-	-

Expenses
Professional fees	-	9,964
Partnership management fee	-	-
General and administrative expenses	-	8,061

	-	18,025

NET INCOME (LOSS)	$-	$(17,915)

Net income (loss) allocated to general partner	$-	$(179)

Net income (loss) allocated to assignees	$-	$(17,736)

Net income (loss) per BAC	$-	$(0.02)

(continued)

Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2011 and 2010

	Series 9
	2011	2010
Income
Interest income	$656	$595
Miscellaneous income	1,367	2,418

Total income	2,023	3,013

Share of income from operating limited partnerships	-	21,750

Expenses
Professional fees	37,641	35,038
Partnership management fee	191,164	200,169
General and administrative expenses	21,794	27,243

	250,599	262,450

NET INCOME (LOSS)	$(248,576)	$(237,687)

Net income (loss) allocated to general partner	$(2,486)	$(2,377)

Net income (loss) allocated to assignees	$(246,090)	$(235,310)

Net income (loss) per BAC	$(0.06)	$(0.06)

(continued)

Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2011 and 2010

	Series 10
	2011	2010
Income
Interest income	$786	$817
Miscellaneous income	185,384	77,595

Total income	186,170	78,412

Share of income from operating limited partnerships	6,276	857,039

Expenses
Professional fees	30,531	27,097
Partnership management fee	54,430	78,404
General and administrative expenses	16,459	21,352

	101,420	126,853

NET INCOME (LOSS)	$91,026	$808,598

Net income (loss) allocated to general partner	$910	$8,086

Net income (loss) allocated to assignees	$90,116	$800,512

Net income (loss) per BAC	$0.04	$0.33

(continued)

Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2011 and 2010

	Series 11
	2011	2010
Income
Interest income	$7,163	$1,131
Miscellaneous income	12,387	10,536

Total income	19,550	11,667

Share of income from operating limited partnerships	1,217,636	878,930

Expenses
Professional fees	32,177	30,403
Partnership management fee	25,831	140,155
General and administrative expenses	15,620	20,157

	73,628	190,715

NET INCOME (LOSS)	$1,163,558	$699,882

Net income (loss) allocated to general partner	$11,636	$6,999

Net income (loss) allocated to assignees	$1,151,922	$692,883

Net income (loss) per BAC	$0.46	$0.28

(continued)

Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2011 and 2010

	Series 12
	2011	2010
Income
Interest income	$1,568	$534
Miscellaneous income	11,950	15,329

Total income	13,518	15,863

Share of income from operating limited partnerships	344,107	-

Expenses
Professional fees	47,086	34,384
Partnership management fee	100,781	130,245
General and administrative expenses	19,421	25,368

	167,288	189,997

NET INCOME (LOSS)	$190,337	$(174,134)

Net income (loss) allocated to general partner	$1,903	$(1,741)

Net income (loss) allocated to assignees	$188,434	$(172,393)

Net income (loss) per BAC	$0.06	$(0.06)

(continued)

Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2011 and 2010

	Series 14
	2011	2010
Income
Interest income	$2,563	$2,314
Miscellaneous income	35,597	30,360

Total income	38,160	32,674

Share of income from operating limited partnerships	73,862	1,529,152

Expenses
Professional fees	59,645	59,542
Partnership management fee	298,690	244,612
General and administrative expenses	34,002	46,654

	392,337	350,808

NET INCOME (LOSS)	$(280,315)	$1,211,018

Net income (loss) allocated to general partner	$(2,803)	$12,110

Net income (loss) allocated to assignees	$(277,512)	$1,198,908

Net income (loss) per BAC	$(0.05)	$0.22

See notes to financial statements

Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT)

Years ended March 31, 2011 and 2010

Total	Assignees	General partner	Total

Partners’ capital (deficit), March 31, 2009	(21,326,450)	(1,784,144)	(23,110,594)

Net income (loss)	2,266,864	22,898	2,289,762

Contributions	-	173,840	173,840

Partners’ capital (deficit), March 31, 2010	(19,059,586)	(1,587,406)	(20,646,992)

Net income (loss)	906,870	9,160	916,030

Distributions	(73,803)	(745)	(74,548)

Partners’ capital (deficit), March 31, 2011	$(18,226,519)	$(1,578,991)	$(19,805,510)

(continued)

Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2011 and 2010

Series 7	Assignees	General partner	Total

Partners’ capital (deficit), March 31, 2009	(66,770)	(89,155)	(155,925)

Net income (loss)	(17,736)	(179)	(17,915)

Contributions	-	173,840	173,840

Partners’ capital (deficit), March 31, 2010	(84,506)	84,506	-

Net income (loss)	-	-	-

Distributions	-	-	-

Partners’ capital (deficit), March 31, 2011	$(84,506)	$84,506	$-

Series 9	Assignees	General partner	Total

Partners’ capital (deficit), March 31, 2009	(5,638,240)	(395,172)	(6,033,412)

Net income (loss)	(235,310)	(2,377)	(237,687)

Contributions	-	-	-

Partners’ capital (deficit), March 31, 2010	(5,873,550)	(397,549)	(6,271,099)

Net income (loss)	(246,090)	(2,486)	(248,576)

Distributions	-	-	-

Partners’ capital (deficit), March 31, 2011	$(6,119,640)	$(400,035)	$(6,519,675)

(continued)

Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2011 and 2010

Series 10	Assignees	General partner	Total

Partners’ capital (deficit), March 31, 2009	(2,592,536)	(223,069)	(2,815,605)

Net income (loss)	800,512	8,086	808,598

Contributions	-	-	-

Partners’ capital (deficit), March 31, 2010	(1,792,024)	(214,983)	(2,007,007)

Net income (loss)	90,116	910	91,026

Distributions	(73,803)	(745)	(74,548)

Partners’ capital (deficit), March 31, 2011	$(1,775,711)	$(214,818)	$(1,990,529)

Series 11	Assignees	General partner	Total

Partners’ capital (deficit), March 31, 2009	(2,337,938)	(240,469)	(2,578,407)

Net income (loss)	692,883	6,999	699,882

Contributions	-	-	-

Partners’ capital (deficit), March 31, 2010	(1,645,055)	(233,470)	(1,878,525)

Net income (loss)	1,151,922	11,636	1,163,558

Distributions	-	-	-

Partners’ capital (deficit), March 31, 2011	$(493,133)	$(221,834)	$(714,967)

(continued)

Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2011 and 2010

Series 12	Assignees	General partner	Total

Partners’ capital (deficit), March 31, 2009	(3,349,622)	(287,502)	(3,637,124)

Net income (loss)	(172,393)	(1,741)	(174,134)

Contributions	-	-	-

Partners’ capital (deficit), March 31, 2010	(3,522,015)	(289,243)	(3,811,258)

Net income (loss)	188,434	1,903	190,337

Distributions	-	-	-

Partners’ capital (deficit), March 31, 2011	$(3,333,581)	$(287,340)	$(3,620,921)

Series 14	Assignees	General partner	Total

Partners’ capital (deficit), March 31, 2009	(7,341,344)	(548,777)	(7,890,121)

Net income (loss)	1,198,908	12,110	1,211,018

Contributions	-	-	-

Partners’ capital (deficit), March 31, 2010	(6,142,436)	(536,667)	(6,679,103)

Net income (loss)	(277,512)	(2,803)	(280,315)

Distributions	-	-	-

Partners’ capital (deficit), March 31, 2011	$(6,419,948)	$(539,470)	$(6,959,418)

See notes to financial statements

Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14

STATEMENTS OF CASH FLOWS

Years ended March 31, 2011 and 2010

	Total
	2011	2010
Cash flows from operating activities
Net income (loss)	$916,030	$2,289,762
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of income from operating limited partnerships	(1,641,881)	(3,286,871)
Changes in assets and liabilities
Accounts payable and accrued expenses	(98,500)	128,590
Accounts payable - affiliates	(544,848)	(2,224,006)
Other assets	1,800	(5,100)

Net cash provided by (used in) operating activities	(1,367,399)	(3,097,625)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	(23)
Proceeds from disposition of operating limited partnerships	1,641,881	3,286,871

Net cash provided by (used in) investing activities	1,641,881	3,286,848

Cash flows from financing activities
Distributions paid to assignees	(74,548)	-

Net cash provided by (used in) financing activities	(74,548)	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	199,934	189,223

Cash and cash equivalents, beginning	1,418,207	1,228,984

Cash and cash equivalents, end	$1,618,141	$1,418,207

Supplemental schedule of noncash investing and financing activities:
The Partnership has applied accounts payable as a general partner capital contribution.	$-	$173,840

	$-	$-

(continued)

Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2011 and 2010

	Series 7
	2011	2010
Cash flows from operating activities
Net income (loss)	$-	$(17,915)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of income from operating limited partnerships	-	-
Changes in assets and liabilities
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	-	(41,453)
Other assets	-	-

Net cash provided by (used in) operating activities	-	(59,368)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	-
Proceeds from disposition of operating limited partnerships	-	-

Net cash provided by (used in) investing activities	-	-

Cash flows from financing activities
Distributions paid to assignees	-	-

Net cash provided by (used in) financing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	-	(59,368)

Cash and cash equivalents, beginning	-	59,368

Cash and cash equivalents, end	$-	$-

Supplemental schedule of noncash investing and financing activities:
The Partnership has applied accounts payable as a general partner capital contribution.	$-	$173,840

(continued)

Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2011 and 2010

	Series 9
	2011	2010
Cash flows from operating activities
Net income (loss)	$(248,576)	$(237,687)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of income from operating limited partnerships	-	(21,750)
Changes in assets and liabilities
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	204,984	140,641
Other assets	-	-

Net cash provided by (used in) operating activities	(43,592)	(118,796)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	-
Proceeds from disposition of operating limited partnerships	-	21,750

Net cash provided by (used in) investing activities	-	21,750

Cash flows from financing activities
Distributions paid to assignees	-	-

Net cash provided by (used in) financing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(43,592)	(97,046)

Cash and cash equivalents, beginning	115,148	212,194

Cash and cash equivalents, end	$71,556	$115,148

Supplemental schedule of noncash investing and financing activities:
The Partnership has applied accounts payable as a general partner capital contribution.	$-	$-

(continued)

Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2011 and 2010

	Series 10
	2011	2010
Cash flows from operating activities
Net income (loss)	$91,026	$808,598
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of income from operating limited partnerships	(6,276)	(857,039)
Changes in assets and liabilities
Accounts payable and accrued expenses	(30,000)	30,000
Accounts payable - affiliates	96,888	(772,514)
Other assets	-	-

Net cash provided by (used in) operating activities	151,638	(790,955)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	-
Proceeds from disposition of operating limited partnerships	6,276	857,039

Net cash provided by (used in) investing activities	6,276	857,039

Cash flows from financing activities
Distributions paid to assignees	(74,548)	-

Net cash provided by (used in) financing activities	(74,548)	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	83,366	66,084

Cash and cash equivalents, beginning	186,720	120,636

Cash and cash equivalents, end	$270,086	$186,720

Supplemental schedule of noncash investing and financing activities:
The Partnership has applied accounts payable as a general partner capital contribution.	$-	$-

(continued)

Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2011 and 2010

	Series 11
	2011	2010
Cash flows from operating activities
Net income (loss)	$1,163,558	$699,882
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of income from operating limited partnerships	(1,217,636)	(878,930)
Changes in assets and liabilities
Accounts payable and accrued expenses	(46,000)	45,990
Accounts payable - affiliates	(1,256,301)	(388,340)
Other assets	-	-

Net cash provided by (used in) operating activities	(1,356,379)	(521,398)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	-
Proceeds from disposition of operating limited partnerships	1,217,636	878,930

Net cash provided by (used in) investing activities	1,217,636	878,930

Cash flows from financing activities
Distributions paid to assignees	-	-

Net cash provided by (used in) financing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(138,743)	357,532

Cash and cash equivalents, beginning	603,898	246,366

Cash and cash equivalents, end	$465,155	$603,898

Supplemental schedule of noncash investing and financing activities:
The Partnership has applied accounts payable as a general partner capital contribution.	$-	$-

(continued)

Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2011 and 2010

	Series 12
	2011	2010
Cash flows from operating activities
Net income (loss)	$190,337	$(174,134)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of income from operating limited partnerships	(344,107)	-
Changes in assets and liabilities
Accounts payable and accrued expenses	30,000	-
Accounts payable - affiliates	138,792	150,168
Other assets	-	-

Net cash provided by (used in) operating activities	15,022	(23,966)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	-
Proceeds from disposition of operating limited partnerships	344,107	-

Net cash provided by (used in) investing activities	344,107	-

Cash flows from financing activities
Distributions paid to assignees	-	-

Net cash provided by (used in) financing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	359,129	(23,966)

Cash and cash equivalents, beginning	120,857	144,823

Cash and cash equivalents, end	$479,986	$120,857

Supplemental schedule of noncash investing and financing activities:
The Partnership has applied accounts payable as a general partner capital contribution.	$-	$-

(continued)

Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2011 and 2010

	Series 14
	2011	2010
Cash flows from operating activities
Net income (loss)	$(280,315)	$1,211,018
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of income from operating limited partnerships	(73,862)	(1,529,152)
Changes in assets and liabilities
Accounts payable and accrued expenses	(52,500)	52,600
Accounts payable - affiliates	270,789	(1,312,508)
Other assets	1,800	(5,100)

Net cash provided by (used in) operating activities	(134,088)	(1,583,142)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	-	(23)
Proceeds from disposition of operating limited partnerships	73,862	1,529,152

Net cash provided by (used in) investing activities	73,862	1,529,129

Cash flows from financing activities
Distributions paid to assignees	-	-

Net cash provided by (used in) financing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(60,226)	(54,013)

Cash and cash equivalents, beginning	391,584	445,597

Cash and cash equivalents, end	$331,358	$391,584

Supplemental schedule of noncash investing and financing activities:
The Partnership has applied accounts payable as a general partner capital contribution.	$-	$-

See notes to financial statements

Boston Capital Tax Credit Fund II Limited Partnership
Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS

March 31, 2011 and 2010

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

The BACs issued in each series at March 31, 2011 and 2010 are as follows:

	2011	2010
Series 7	1,036,100	1,036,100
Series 9	4,178,029	4,178,029
Series 10	2,428,925	2,428,925
Series 11	2,489,599	2,489,599
Series 12	2,972,795	2,972,795
Series 14	5,574,290	5,574,290
	18,679,738	18,679,738

In accordance with the limited partnership agreement, profits, losses, and cash flow (subject to certain priority allocations and distributions) and tax credits are allocated 99% to the assignees and 1% to the general partner.

Boston Capital Tax Credit Fund II Limited Partnership
Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Investments in Operating Limited Partnerships

After the investment account is reduced to zero, receivables due from the operating limited partnerships are decreased by the funds’ share of losses and, accordingly a valuation allowance is recorded against the receivables.  Accordingly, the Partnership recorded a valuation allowance as follows:

	2011	2010
Series 7	$-	$-
Series 9	30,198	30,198
Series 10	5,443	5,443
Series 11	72,890	72,890
Series 12	86,870	86,870
Series 14	16,744	16,744
	$212,145	$212,145

The Partnership reviews its investment in operating limited partnerships for impairment whenever events or changes in circumstances indicate that the carrying amount of such investments may not be recoverable.  Recoverability is measured by a comparison of the carrying amount of the investment to the future net undiscounted cash flows expected to be generated by the operating limited partnerships including the low-income housing tax credits and the residual value upon sale or disposition of the equity interest in the operating limited partnerships.  If the investment is considered to be impaired, the impairment to be recognized is measured at the amount by which the carrying amount of the investment exceeds the fair value of such investment.  During the years ended March 31, 2011 and 2010, the Partnership did not record an impairment loss.

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

March 31, 2011 and 2010

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

In accordance with the accounting guidance for the consolidation of variable interest entities, the Partnership determines when it should include the assets, liabilities, and activities of a variable interest entity (VIE) in its financial statements, and when it should disclose information about its relationship with a VIE. A VIE is a legal structure used to conduct activities or hold assets, which must be consolidated by a company if it is the primary beneficiary because it has (1) the power to direct the activities of the VIE that most significantly impact the VIE’s economic performance and (2) the obligation to absorb losses or receive benefits that could potentially be significant to the VIE. If multiple unrelated parties share such power, as defined, no party is required to consolidate the VIE.

The Partnership determines whether an entity is a VIE and whether it is the primary beneficiary at the date of initial involvement with the entity. The Partnership reassesses whether it is the primary beneficiary of a VIE on an ongoing basis based on changes in facts and circumstances. In determining whether it is the primary beneficiary, the partnership considers the purpose and activities of the VIE, including the variability and related risks the VIE incurs and transfers to other entities and their related parties. These factors are considered in determining whether the Partnership has the power to direct activities of the VIE that most significantly impact the VIE’s economic performance and whether the Partnership also has the obligation to absorb losses of or receive benefits from the VIE that could be potentially significant to the VIE. If the Partnership determines that it is the primary beneficiary of the VIE, the VIE is consolidated within the partnership’s financial statements.

Boston Capital Tax Credit Fund II Limited Partnership
Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Investments in Operating Limited Partnerships (Continued)

Based on this guidance, the operating limited partnerships in which the Partnership invests meet the definition of a VIE.  However, management does not consolidate the Partnership's interests in these VIEs under this guidance, as it is not considered to be the primary beneficiary.  The Partnership currently records the amount of its investment in these operating limited partnerships as an asset on its balance sheets, recognizes its share of the operating limited partnership income or losses in the statements of operations, and discloses how it accounts for material types of these investments in its financial statements.  The Partnership's balance in investment in operating limited partnerships, plus the risk of recapture of tax credits previously recognized on these investments, represents its maximum exposure to loss.  The Partnership's exposure to loss on these operating limited partnerships is mitigated by the condition and financial performance of the underlying properties as well as the strength of the operating general partners and their guarantee against credit recapture.

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

March 31, 2011 and 2010

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

Net Income (Loss) per Beneficial Assignee Certificate

Net income (loss) per beneficial assignee certificate is calculated based upon the weighted average number of units outstanding.  The weighted average number of units outstanding in each series at March 31, 2011 and 2010 are as follows:

	2011	2010
Series 7	1,036,100	1,036,100
Series 9	4,177,329	4,178,029
Series 10	2,427,925	2,428,925
Series 11	2,489,599	2,489,599
Series 12	2,972,795	2,972,795
Series 14	5,574,290	5,574,290
TOTAL	18,678,038	18,679,738

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

March 31, 2011 and 2010

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

In June 2009, the FASB issued the Accounting Standards Codification (Codification).  Effective July 1, 2009, the Codification is the single source of authoritative accounting principles recognized by the FASB to be applied by non-governmental entities in the preparation of financial statements in conformity with GAAP.  The Codification is intended to reorganize, rather than change, existing GAAP.  Accordingly, all references to currently existing GAAP have been removed and have been replaced with plain English explanations of the Fund’s accounting policies.  The adoption of the Codification did not have a material impact on the Partnership’s financial position or results of operations.

In June 2009, the FASB issued an amendment to the accounting and disclosure requirements for the consolidation of variable interest entities (VIEs). The amended guidance modifies the consolidation model to one based on control and economics, and replaced quantitative primary beneficiary analysis with a qualitative analysis. The primary beneficiary of a VIE will be the entity that has (1) the power to direct the activities of the VIE that most significantly impact the VIE’s economic performance and (2) the obligation to absorb losses or receive benefits that could potentially be significant to the VIE. If multiple unrelated parties share such power, as defined, no party will be required to consolidate the VIE. Further, the amended guidance requires continual reconsideration of the primary beneficiary of a VIE and adds an additional reconsideration event for determination of whether an entity is a VIE. Additionally, the amendment requires enhanced and expanded disclosures around VIEs. This amendment was effective for fiscal years beginning after November 15, 2009. The adoption of this guidance on April 1, 2010 did not have a material effect on the Partnership’s financial statements.

Boston Capital Tax Credit Fund II Limited Partnership
Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Plan of Liquidation and Dissolution

On July 1, 2010, BAC Holders approved a Plan of Liquidation and Dissolution for the Partnership, (the “Plan”).  Pursuant to the Plan, the general partner may, without further action by the BAC Holders, sell the remaining assets held by the Partnership.  It was anticipated that the sale of all the apartment complexes would be completed sometime in 2011.   However, because of numerous uncertainties, the liquidation may take longer than expected, and the final liquidating distribution may occur months after all of the apartment complexes have been sold. Because the liquidation of the Partnership was not imminent, as of March 31, 2011, the financial statements are presented assuming the Partnership will continue as a going concern.

NOTE B - RELATED PARTY TRANSACTIONS

During the years ended March 31, 2011 and 2010, the Partnership entered into several transactions with various affiliates of the general partner, including Boston Capital Partners, Inc., Boston Capital Holdings Limited Partnership and Boston Capital Asset Management Limited Partnership, as follows:

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

Boston Capital Tax Credit Fund II Limited Partnership
Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE B - RELATED PARTY TRANSACTIONS (Continued)

The annual partnership management fee charged to operations during the years ended March 31, 2011 and 2010 are as follows:

	2011	2010
Series 7	$-	$-
Series 9	204,984	220,641
Series 10	96,888	107,486
Series 11	131,199	191,121
Series 12	138,792	150,168
Series 14	370,789	450,150
TOTAL	$942,652	$1,119,566

The reporting fees paid by the operating limited partnerships to the Partnership for the years ended March 31, 2011 and 2010 are as follows:

	2011	2010
Series 7	$-	$-
Series 9	13,820	20,472
Series 10	42,458	29,082
Series 11	105,368	50,966
Series 12	38,011	19,923
Series 14	72,099	205,538
TOTAL	$271,756	$325,981

Boston Capital Tax Credit Fund II Limited Partnership
Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE B - RELATED PARTY TRANSACTIONS (Continued)

The partnership management fees paid by the Partnership for the years ended March 31, 2011 and 2010 are as follows:

	2011	2010
Series 7	$-	$-
Series 9	-	80,000
Series 10	-	880,000
Series 11	1,387,500	480,000
Series 12	-	-
Series 14	100,000	1,590,000
TOTAL	$1,487,500	$3,030,000

An affiliate of the general partner of the Partnership advanced funds to pay some operating expenses of the Partnership, and to make advances and/or loans to operating limited partnerships. These advances are included in accounts payable-affiliates. The total advances from the affiliate of the general partner to the operating limited partnerships as of March 31, 2011 and 2010 are as follows:

	2011	2010
Series 7	$-	$-
Series 9	-	-
Series 10	-	-
Series 11	-	-
Series 12	153,188	153,188
Series 14	-	-
TOTAL	$153,188	$153,188

All payables to affiliates will be paid, without interest, from available cash flow or the proceeds of sales or refinancing of the Partnership's interests in operating limited partnerships.   During the year ended March 31, 2010, $41,453 from Series 7, $99,461 from Series 11, and $172,658 from Series 14 were paid to an affiliate of the general partner.   The remaining of $173,840 from Series 7 has been forgiven as of March 31, 2010. The general partner has recorded this amount as a capital contribution.

Boston Capital Tax Credit Fund II Limited Partnership
Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE B - RELATED PARTY TRANSACTIONS (Continued)

General and administrative expenses incurred by Boston Capital Partners, Inc., Boston Capital Holdings Limited Partnership and Boston Capital Asset Management Limited Partnership (BCAMLP) during the years ended March 31, 2011 and 2010 charged to each series’ operations are as follows:

	2011	2010
Series 7	$-	$5,075
Series 9	13,615	13,258
Series 10	10,916	10,483
Series 11	10,526	10,550
Series 12	12,816	12,422
Series 14	21,831	23,065
TOTAL	$69,704	$74,853

Accounts payable - affiliates at March 31, 2011 and 2010 represents general and administrative expenses, partnership management fees, and may include advances which are payable to Boston Capital Holdings Limited Partnership and Boston Capital Asset Management Limited Partnership.

Boston Capital Tax Credit Fund II Limited Partnership
Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS

At March 31, 2011 and 2010, the Partnership has limited partnership interests in operating limited partnerships which own operating apartment complexes.  During the year ended March 31, 2011, the Partnership disposed of its operating limited partnership interest in one, three, and two of the operating limited partnerships owned by Series 11, Series 12, and Series 14, respectively.  During the year ended March 31, 2010, the Partnership disposed of its operating limited partnership interest in two, two, three, and ten of the operating limited partnerships owned by Series 9, Series 10, Series 11, and Series 14, respectively.  The number of operating limited partnerships in which the Partnership has limited partnership interests at March 31, 2011 and 2010 by series is as follows:

	2011	2010
Series 7	-	-
Series 9	24	24
Series 10	16	16
Series 11	16	17
Series 12	23	26
Series 14	51	53
TOTAL	130	136

Boston Capital Tax Credit Fund II Limited Partnership
Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (CONTINUED)

During the year ended March 31, 2011 the Partnership disposed of six of the operating limited partnerships.  In addition the Partnership received additional proceeds from three operating limited partnerships disposed of in the prior year.  A summary of the dispositions by Series for March 31, 2011 is as follows:

	Operating	Sale of
	Partnership	Underlying	Partnership
	Interest	Operating	Proceeds from	Gain/(Loss) on
	Transferred	Partnership	Disposition	Disposition
Series 7	-	-	$-	$-
Series 9	-	-	-	-
Series 10	-	-	6,276	6,276
Series 11	-	1	1,217,636	1,217,636
Series 12	-	3	344,107	344,107
Series 14	-	2	73,862	73,862
Total	-	6	$1,641,881	$1,641,881

During the year ended March 31, 2010 the Partnership disposed of seventeen of the operating limited partnerships.  A summary of the dispositions by Series for March 31, 2010 is as follows:

	Operating	Sale of
	Partnership	Underlying	Partnership
	Interest	Operating	Proceeds from	Gain/(Loss) on
	Transferred	Partnership	Disposition	Disposition
Series 7	-	-	$-	$-
Series 9	1	1	21,750	21,750
Series 10	1	1	857,039	857,039
Series 11	-	3	878,930	878,930
Series 12	-	-	-	-
Series 14	8	2	1,529,152	1,529,152
Total	10	7	$3,286,871	$3,286,871

Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

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

The contributions payable to operating limited partnerships at March 31, 2011 and 2010 by series are as follows:

	2011	2010
Series 7	$-	$-
Series 9	-	-
Series 10	-	-
Series 11	-	-
Series 12	9,241	9,241
Series 14	160,733	160,733
TOTAL	$169,974	$169,974

Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Partnership’s investments in operating limited partnerships at March 31, 2011 are summarized as follows:

Total
Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$40,341,117

Acquisition costs of operating limited partnerships	5,462,155

Cumulative distributions from operating limited partnerships	(286,639)

Cumulative impairment loss in investments in operating limited partnerships	(3,982,635)

Cumulative losses from operating limited partnerships	(41,533,998)

Investments in operating limited partnerships per balance sheets	-

The Partnership (has recorded) has not recorded capital contributions to the operating limited partnerships during the year ended March 31, 2011, which (have not) have been included in the Partnerships’ capital account included in the operating limited partnerships’ financial statements as of December 31, 2010 (see note A).	(139,775)

The Partnership has recorded acquisition costs at March 31, 2011, which have not been recorded in the net assets of the operating limited partnerships (see note A).	(440,012)

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	984,858

Equity in losses from operating limited partnerships not recognizable under the equity method of accounting (see note A).	(34,676,928)

The Partnership has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	453,476

Cumulative impairment loss in investments in operating limited partnerships	3,982,635

Other	560,873

Equity per operating limited partnerships’ combined financial statements	$(29,274,873)

Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Partnership’s investments in operating limited partnerships at March 31, 2011 are summarized as follows:

	Series 7	Series 9	Series 10

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$-	$8,137,530	$4,038,966

Acquisition costs of operating limited partnerships	-	1,154,369	451,024

Cumulative distributions from operating limited partnerships	-	(28,246)	(31,287)

Cumulative impairment loss in investments in operating limited partnerships	-	(369,919)	(628,541)

Cumulative losses from operating limited partnerships	-	(8,893,734)	(3,830,162)

Investments in operating limited partnerships per balance sheets	-	-	-

Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 7	Series 9	Series 10

The Partnership (has recorded) has not recorded capital contributions to the operating limited partnerships during the year ended March 31, 2011, which (have not) have been included in the Partnerships’ capital account included in the operating limited partnerships’ financial statements as of December 31, 2010 (see note A).	-	-	-

The Partnership has recorded acquisition costs at March 31, 2011, which have not been recorded in the net assets of the operating limited partnerships (see note A).	-	(135,615)	(1,908)

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	-	-	-

Equity in losses from operating limited partnerships not recognizable under the equity method of accounting (see note A).	-	(8,343,885)	(3,243,148)

The Partnership has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	-	43,771	24,277

Cumulative impairment loss in investments in operating limited partnerships	-	369,919	628,541

Other	-	295,448	(33,814)

Equity per operating limited partnerships’ combined financial statements	$-	$(7,770,362)	$(2,626,052)

Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Partnership’s investments in operating limited partnerships at March 31, 2011 are summarized as follows:

	Series 11	Series 12	Series 14

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$5,468,694	$5,430,816	$17,265,111

Acquisition costs of operating limited partnerships	765,909	691,480	2,399,373

Cumulative distributions from operating limited partnerships	(54,407)	(8,581)	(164,118)

Cumulative impairment loss in investments in operating limited partnerships	(282,491)	(171,947)	(2,529,737)

Cumulative losses from operating limited partnerships	(5,897,705)	(5,941,768)	(16,970,629)

Investments in operating limited partnerships per balance sheets	-	-	-

Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 11	Series 12	Series 14

The Partnership (has recorded) has not recorded capital contributions to the operating limited partnerships during the year ended March 31, 2011, which (have not) have been included in the Partnerships’ capital account included in the operating limited partnerships’ financial statements as of December 31, 2010 (see note A).	-	-	(139,775)

The Partnership has recorded acquisition costs at March 31, 2011, which have not been recorded in the net assets of the operating limited partnerships (see note A).	(6,867)	(33,153)	(262,469)

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	-	177,104	807,754

Equity in losses from operating limited partnerships not recognizable under the equity method of accounting (see note A).	(4,272,778)	(6,461,505)	(12,355,612)

The Partnership has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	101,163	168,031	116,234

Cumulative impairment loss in investments in operating limited partnerships	282,491	171,947	2,529,737

Other	409,272	54,320	(164,353)

Equity per operating limited partnerships’ combined financial statements	$(3,486,719)	$(5,923,256)	$(9,468,484)

Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

 March 31, 2011 and 2010

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Partnership’s investments in operating limited partnerships at March 31, 2010 are summarized as follows:

Total
Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$49,078,644

Acquisition costs of operating limited partnerships	6,007,654

Cumulative distributions from operating limited partnerships	(765,362)

Cumulative impairment loss in investments in operating limited partnerships	(6,150,022)

Cumulative losses from operating limited partnerships	(48,170,914)

Investments in operating limited partnerships per balance sheets	-

The Partnership (has recorded) has not recorded capital contributions to the operating limited partnerships during the year ended March 31, 2010, which (have not) have been included in the Partnerships’ capital account included in the operating limited partnerships’ financial statements as of December 31, 2009 (see note A).	(139,775)

The Partnership has recorded acquisition costs at March 31, 2010, which have not been recorded in the net assets of the operating limited partnerships (see note A).	(596,891)

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	996,196

Equity in losses from operating limited partnerships not recognizable under the equity method of accounting (see note A).	(33,637,793)

The Partnership has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	550,781

Cumulative impairment loss in investments in operating limited partnerships	6,150,022

Other	830,467

Equity per operating limited partnerships’ combined financial statements	$(25,846,993)

Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Partnership’s investments in operating limited partnerships at March 31, 2010 are summarized as follows:

	Series 7	Series 9	Series 10

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$-	$8,137,530	$4,038,966

Acquisition costs of operating limited partnerships	-	1,154,369	451,024

Cumulative distributions from operating limited partnerships	-	(28,246)	(31,287)

Cumulative impairment loss in investments in operating limited partnerships	-	(369,919)	(623,926)

Cumulative losses from operating limited partnerships	-	(8,893,734)	(3,834,777)

Investments in operating limited partnerships per balance sheets	-	-	-

Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 7	Series 9	Series 10

The Partnership (has recorded) has not recorded capital contributions to the operating limited partnerships during the year ended March 31, 2010, which (have not) have been included in the Partnerships’ capital account included in the operating limited partnerships’ financial statements as of December 31, 2009 (see note A).	-	-	-

The Partnership has recorded acquisition costs at March 31, 2010, which have not been recorded in the net assets of the operating limited partnerships (see note A).	-	(135,615)	(1,908)

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	-	-	-

Equity in losses from operating limited partnerships not recognizable under the equity method of accounting (see note A).	-	(8,534,370)	(2,909,879)

The Partnership has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	-	43,771	24,277

Cumulative impairment loss in investments in operating limited partnerships	-	369,919	623,926

Other	-	296,122	146,891

Equity per operating limited partnerships’ combined financial statements	$-	$(7,960,173)	$(2,116,693)

Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Partnership’s investments in operating limited partnerships at March 31, 2010 are summarized as follows:

	Series 11	Series 12	Series 14

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$11,105,178	$6,938,916	$18,858,054

Acquisition costs of operating limited partnerships	920,664	822,241	2,659,356

Cumulative distributions from operating limited partnerships	(420,782)	(39,210)	(245,837)

Cumulative impairment loss in investments in operating limited partnerships	(1,682,306)	(613,495)	(2,860,376)

Cumulative losses from operating limited partnerships	(9,922,754)	(7,108,452)	(18,411,197)

Investments in operating limited partnerships per balance sheets	-	-	-

Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 11	Series 12	Series 14

The Partnership (has recorded) has not recorded capital contributions to the operating limited partnerships during the year ended March 31, 2010, which (have not) have been included in the Partnerships’ capital account included in the operating limited partnerships’ financial statements as of December 31, 2009 (see note A).	-	-	(139,775)

The Partnership has recorded acquisition costs at March 31, 2010, which have not been recorded in the net assets of the operating limited partnerships (see note A).	(6,867)	(61,414)	(391,087)

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	-	188,442	807,754

Equity in losses from operating limited partnerships not recognizable under the equity method of accounting (see note A).	(4,150,927)	(6,497,307)	(11,545,310)

The Partnership has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	101,163	170,369	211,201

Cumulative impairment loss in investments in operating limited partnerships	1,682,306	613,495	2,860,376

Other	484,502	57,113	(154,161)

Equity per operating limited partnerships’ combined financial statements	$(1,889,823)	$(5,529,302)	$(8,351,002)

Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 7, 9 through 12, and 14 hold an interest at December 31, 2010 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS

	Total	Series 7	Series 9	Series 10
ASSETS

Buildings and improvements, net of accumulated depreciation	$89,290,638	$-	$18,929,470	$10,611,555
Land	9,880,141	-	2,058,491	988,347
Other assets	20,535,968	-	3,782,741	2,388,481

	$119,706,747	$-	$24,770,702	$13,988,383

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$140,393,760	$-	$31,112,909	$15,414,225
Accounts payable and accrued expenses	2,325,783	-	572,478	127,124
Other liabilities	6,599,273	-	2,075,128	294,760

	149,318,816	-	33,760,515	15,836,109
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund II Limited Partnership	(29,274,873)	-	(7,770,362)	(2,626,052)
Other partners	(337,196)	-	(1,219,451)	778,326

	(29,612,069)	-	(8,989,813)	(1,847,726)

	$119,706,747	$-	$24,770,702	$13,988,383

Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 7, 9 through 12, and 14 hold an interest at December 31, 2010 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

	Series 11	Series 12	Series 14
ASSETS

Buildings and improvements, net of accumulated depreciation	$11,908,900	$12,575,398	$35,265,315
Land	1,193,181	1,434,569	4,205,553
Other assets	3,759,788	3,021,464	7,583,494

	$16,861,869	$17,031,431	$47,054,362

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$18,920,725	$21,820,629	$53,125,272
Accounts payable and accrued expenses	216,739	212,565	1,196,877
Other liabilities	921,313	1,089,698	2,218,374

	20,058,777	23,122,892	56,540,523
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund II Limited Partnership	(3,486,719)	(5,923,256)	(9,468,484)
Other partners	289,811	(168,205)	(17,677)

	(3,196,908)	(6,091,461)	(9,486,161)

	$16,861,869	$17,031,431	$47,054,362

Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 7, 9 through 12, and 14 hold an interest at December 31, 2009 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS

	Total	Series 7	Series 9	Series 10
ASSETS

Buildings and improvements, net of accumulated depreciation	$105,829,338	$-	$19,761,706	$11,157,029
Land	11,067,489	-	2,058,491	988,347
Other assets	22,497,417	-	3,537,846	2,733,911

	$139,394,244	$-	$25,358,043	$14,879,287

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$152,949,308	$-	$31,582,972	$15,633,508
Accounts payable and accrued expenses	3,269,651	-	573,256	172,330
Other liabilities	8,330,416	-	2,288,162	288,120

	164,549,375	-	34,444,390	16,093,958
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund II Limited Partnership	(25,846,993)	-	(7,960,173)	(2,116,693)
Other partners	691,862	-	(1,126,174)	902,022

	(25,155,131)	-	(9,086,347)	(1,214,671)

	$139,394,244	$-	$25,358,043	$14,879,287

Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

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

March 31, 2011 and 2010

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2010 in which Series 7, 9 through 12, and 14 hold an interest as of December 31, 2010 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

Year ended December 31, 2010

	Total	Series 7	Series 9	Series 10
Revenue
Rental	$26,136,437	$-	$5,173,094	$2,916,950
Interest and other	1,436,935	-	1,009,145	69,785

	27,573,372	-	6,182,239	2,986,735
Expenses
Interest	4,050,308	-	897,627	381,876
Depreciation and amortization	6,420,237	-	1,370,197	752,322
Taxes and insurance	3,516,072	-	777,083	402,226
Repairs and maintenance	6,322,493	-	1,143,219	744,397
Operating expenses	9,169,519	-	1,790,516	1,026,795
Other expenses	380,198	-	87,577	42,561

	29,858,827	-	6,066,219	3,350,177

NET INCOME (LOSS)	$(2,285,455)	$-	$116,020	$(363,442)

Net loss allocated to Boston Capital Tax Credit Fund II Limited Partnership*	$(2,773,816)	$-	$(505,658)	$(347,148)

Net income (loss) allocated to other partners	$488,361	$-	$621,678	$(16,294)

*
Amounts include $0, $505,658, $347,148, $289,458, $469,684 and $1,161,868 for Series 7, Series 9, Series 10, Series 11, Series 12 and Series 14, respectively, of loss not recognized under the equity method of accounting as described in note A.

Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2010 in which Series 7, 9 through 12, and 14 hold an interest as of December 31, 2010 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS - CONTINUED

Year ended December 31, 2010

	Series 11	Series 12	Series 14
Revenue
Rental	$3,920,744	$3,960,611	$10,165,038
Interest and other	70,505	52,935	234,565

	3,991,249	4,013,546	10,399,603
Expenses
Interest	563,108	652,852	1,554,845
Depreciation and amortization	1,023,303	870,000	2,404,415
Taxes and insurance	558,393	486,676	1,291,694
Repairs and maintenance	854,228	1,090,805	2,489,844
Operating expenses	1,328,328	1,366,340	3,657,540
Other expenses	31,354	53,256	165,450

	4,358,714	4,519,929	11,563,788

NET INCOME (LOSS)	$(367,465)	$(506,383)	$(1,164,185)

Net loss allocated to Boston Capital Tax Credit Fund II Limited Partnership*	$(289,458)	$(469,684)	$(1,161,868)

Net income (loss) allocated to other partners	$(78,007)	$(36,699)	$(2,317)

*
Amounts include $0, $505,658, $347,148, $289,458, $469,684 and $1,161,868 for Series 7, Series 9, Series 10, Series 11, Series 12 and Series 14, respectively, of loss not recognized under the equity method of accounting as described in note A.

Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2009 in which Series 7, 9 through 12, and 14 hold an interest as of December 31, 2009 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

Year ended December 31, 2009

	Total	Series 7	Series 9	Series 10
Revenue
Rental	$29,004,504	$-	$5,040,363	$2,862,301
Interest and other	1,124,092	-	167,813	105,064

	30,128,596	-	5,208,176	2,967,365
Expenses
Interest	4,732,842	-	865,517	389,180
Depreciation and amortization	7,312,075	-	1,355,889	736,644
Taxes and insurance	4,027,090	-	767,203	398,232
Repairs and maintenance	7,254,519	-	1,234,508	788,122
Operating expenses	9,771,846	-	1,802,260	935,276
Other expenses	847,445	-	68,228	121,500

	33,945,817	-	6,093,605	3,368,954

NET INCOME (LOSS)	$(3,817,221)	$-	$(885,429)	$(401,589)

Net loss allocated to Boston Capital Tax Credit Fund II Limited Partnership*	$(3,910,282)	$-	$(889,174)	$(358,886)

Net income (loss) allocated to other partners	$93,061	$-	$3,745	$(42,703)

*
Amounts include $0, $889,174, $358,886, $426,925, $726,230 and $1,509,067 for Series 7, Series 9, Series 10, Series 11, Series 12 and Series 14, respectively, of loss not recognized under the equity method of accounting as described in note A.

Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2009 in which Series 7, 9 through 12, and 14 hold an interest as of December 31, 2009 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS - CONTINUED

Year ended December 31, 2009

	Series 11	Series 12	Series 14
Revenue
Rental	$5,194,343	$4,228,207	$11,679,290
Interest and other	113,084	72,845	665,286

	5,307,427	4,301,052	12,344,576
Expenses
Interest	835,861	709,935	1,932,349
Depreciation and amortization	1,377,548	1,006,148	2,835,846
Taxes and insurance	793,309	526,751	1,541,595
Repairs and maintenance	1,121,245	1,242,939	2,867,705
Operating expenses	1,334,245	1,480,675	4,219,390
Other expenses	304,379	65,236	288,102

	5,766,587	5,031,684	13,684,987

NET INCOME (LOSS)	$(459,160)	$(730,632)	$(1,340,411)

Net loss allocated to Boston Capital Tax Credit Fund II Limited Partnership*	$(426,925)	$(726,230)	$(1,509,067)

Net income (loss) allocated to other partners	$(32,235)	$(4,402)	$168,656

*
Amounts include $0, $889,174, $358,886, $426,925, $726,230 and $1,509,067 for Series 7, Series 9, Series 10, Series 11, Series 12 and Series 14, respectively, of loss not recognized under the equity method of accounting as described in note A.

Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE D -	RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO INCOME TAX RETURN

For income tax purposes, the Partnership reports using a December 31 year-end.  The Partnership’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2011 is reconciled as follows:

	Total	Series 7	Series 9	Series 10
Net income (loss) for financial reporting purposes, March 31, 2011	$916,030	$-	$(248,576)	$91,026

Operating limited partnership rents received in advance	(2,154)	-	112	-

Accrued partnership management fees not recognized for tax purposes	(544,848)	-	204,984	96,888

Other	2,303,371	-	(622,784)	304,583

Operating limited partnership loss not allowed for financial reporting under equity method of accounting	(2,773,816)	-	(505,658)	(347,148)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(1,139,108)	-	(238,339)	(71,346)

Difference due to fiscal year for book purposes and calendar year for tax purposes	(2,142,641)	-	(19,983)	(198,219)

Income (loss) for tax return purposes, December 31, 2010	$(3,383,166)	$-	$(1,430,244)	$(124,216)

Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE D -	RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO INCOME TAX RETURN (Continued)

For income tax purposes, the Partnership reports using a December 31 year-end.  The Partnership’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2011 is reconciled as follows:

	Series 11	Series 12	Series 14
Net income (loss) for financial reporting purposes, March 31, 2011	$1,163,558	$190,337	$(280,315)

Operating limited partnership rents received in advance	-	(122)	(2,144)

Accrued partnership management fees not recognized for tax purposes	(1,256,301)	138,792	270,789

Other	841,960	99,229	1,680,383

Operating limited partnership loss not allowed for financial reporting under equity method of accounting	(289,458)	(469,684)	(1,161,868)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(123,956)	(207,180)	(498,287)

Difference due to fiscal year for book purposes and calendar year for tax purposes	(852,933)	(359,097)	(712,409)

Income (loss) for tax return purposes, December 31, 2010	$(517,130)	$(607,725)	$(703,851)

Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE D -	RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO INCOME TAX RETURN (Continued)

For income tax purposes, the Partnership reports using a December 31 year-end. The Partnership’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2010 is reconciled as follows:

	Total	Series 7	Series 9	Series 10
Net income (loss) for financial reporting purposes, March 31, 2010	$2,289,762	$(17,915)	$(237,687)	$808,598

Operating limited partnership rents received in advance	6,812	-	(1,341)	-

Accrued partnership management fees not recognized for tax purposes	(1,910,434)	-	140,641	(772,514)

Other	8,984,847	-	1,742,593	1,395,939

Operating limited partnership loss not allowed for financial reporting under equity method of accounting	(3,910,282)	-	(889,174)	(358,886)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(1,045,342)	-	(187,758)	(62,689)

Difference due to fiscal year for book purposes and calendar year for tax purposes	(3,372,903)	(10,526)	(41,359)	(852,418)

Income (loss) for tax return purposes, December 31, 2009	$1,042,460	$(28,441)	$525,915	$158,030

Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE D -	RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO INCOME TAX RETURN (Continued)

For income tax purposes, the Partnership reports using a December 31 year-end.  The Partnership’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2010 is reconciled as follows:

	Series 11	Series 12	Series 14
Net income (loss) for financial reporting purposes, March 31, 2010	$699,882	$(174,134)	$1,211,018

Operating limited partnership rents received in advance	-	(167)	8,320

Accrued partnership management fees not recognized for tax purposes	(288,879)	150,168	(1,139,850)

Other	577,640	570,114	4,698,561

Operating limited partnership loss not allowed for financial reporting under equity method of accounting	(426,925)	(726,230)	(1,509,067)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(89,454)	(161,194)	(544,247)

Difference due to fiscal year for book purposes and calendar year for tax purposes	(747,541)	(133,367)	(1,587,692)

Income (loss) for tax return purposes, December 31, 2009	$(275,277)	$(474,810)	$1,137,043

Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE D -	RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO INCOME TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statements purposes at March 31, 2011 are as follows:

	Total	Series 7	Series 9	Series 10

Investments in operating limited partnerships - tax return December 31, 2010	$(48,868,866)	$-	$(12,134,087)	$(4,706,026)

Add back losses not recognized under the equity method	34,676,928	-	8,343,885	3,243,148

Impairment loss in investments in operating limited partnerships	(3,982,635)	-	(369,919)	(628,541)

Less share of loss - three months ended March 31, 2011	(984,858)	-	-	-

Other	19,159,431	-	4,160,121	2,091,419

Investments in operating limited partnerships - as reported, March 31, 2011	$-	$-	$-	$-

Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE D -	RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO INCOME TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statements purposes at March 31, 2011 are as follows:

	Series 11	Series 12	Series 14

Investments in operating limited partnerships – tax return December 31, 2010	$(6,302,349)	$(9,131,923)	$(16,594,481)

Add back losses not recognized under the equity method	4,272,778	6,461,505	12,355,612

Impairment loss in investments in operating limited partnerships	(282,491)	(171,947)	(2,529,737)

Less share of loss - three months ended March 31, 2011	-	(177,104)	(807,754)

Other	2,312,062	3,019,469	7,576,360

Investments in operating limited partnerships – as reported, March 31, 2011	$-	$-	$-

Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE D -	RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO INCOME TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statements purposes at March 31, 2010 are as follows:

	Total	Series 7	Series 9	Series 10

Investments in operating limited partnerships - tax return December 31, 2009	$(44,381,228)	$-	$(10,755,201)	$(4,592,115)

Add back losses not recognized under the equity method	33,637,793	-	8,534,370	2,909,879

Impairment loss in investments in operating limited partnerships	(6,150,022)	-	(369,919)	(623,926)

Less share of loss - three months ended March 31, 2010	(996,196)	-	-	-

Other	17,889,653	-	2,590,750	2,306,162

Investments in operating limited partnerships - as reported, March 31, 2010	$-	$-	$-	$-

Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE D -	RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO INCOME TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statements purposes at March 31, 2010 are as follows:

	Series 11	Series 12	Series 14

Investments in operating limited partnerships – tax return December 31, 2009	$(4,700,507)	$(8,225,059)	$(16,108,346)

Add back losses not recognized under the equity method	4,150,927	6,497,307	11,545,310

Impairment loss in investments in operating limited partnerships	(1,682,306)	(613,495)	(2,860,376)

Less share of loss - three months ended March 31, 2010	-	(188,442)	(807,754)

Other	2,231,886	2,529,689	8,231,166

Investments in operating limited partnerships – as reported, March 31, 2010	$-	$-	$-

Boston Capital Tax Credit Fund II Limited Partnership -
Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE E - SUBSEQUENT EVENTS

Subsequent to March 31, 2011, the Partnership has entered into agreements to either sell or transfer interests in three operating limited partnerships.  The estimated sales price and other terms for the dispositions of the operating limited partnerships have been determined.  The estimated proceeds to be received for the operating limited partnerships is $549,317.  The estimated gain on sale of the operating limited partnerships is $514,317, which is expected to be recognized in the first quarter of fiscal year 2012.

NOTE F - CONCENTRATION OF CREDIT RISK

The Partnership maintains its cash and cash equivalent balances in several accounts in various financial institutions.  The balances are generally insured by the Federal Deposit Insurance Corporation (FDIC) up to specified limits by each institution.  At times, the balances may exceed these insurance limits; however, the Partnership has not experienced any losses with respect to its balances in excess of FDIC insurance.  Management believes that no significant concentration of credit risk with respect to these cash and cash equivalent balances exists as of March 31, 2011.

NOTE G - FAIR VALUE OF FINANCIAL INSTRUMENTS

As of March 31, 2011, the Partnership’s financial instruments relate to accounts payable - affiliates.  Management has not disclosed the fair value of the financial instruments because determination of such fair value is deemed to be impractical.  The accounts payable - affiliates are owed to affiliates of the Partnership.  The unique nature of these financial instruments makes determination of any fair value impractical. See note B for disclosure of the carrying amount and terms of these financial instruments.