Form 10-K, Exhibit 13
period 2012-03-31
BOSTON CAPITAL TAX CREDIT FUND II LTD PARTNERSHIP
filed 2012-06-29
CIK 853566

FINANCIAL STATEMENTS AND

INDEPENDENT AUDITORS’ REPORT

BOSTON CAPITAL TAX CREDIT FUND II

LIMITED PARTNERSHIP -

SERIES 7, 9 THROUGH 12, AND 14

MARCH 31, 2012 AND 2011

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

We have audited the accompanying balance sheets of Boston Capital Tax Credit Fund II Limited Partnership - Series 7, Series 9 through 12, and Series 14, in total and for each series, as of March 31, 2012 and 2011, and the related statements of operations, changes in partners’ capital (deficit) and cash flows for the total partnership and for each of the series for each of the years in the two-year period ended March 31, 2012. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The partnership has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Boston Capital Tax Credit Fund II L.P. - Series 7, Series 9 through 12, and Series 14, in total and for each series, as of March 31, 2012 and 2011, and the results of its operations and its cash flows for the total partnership and for each of the series for each of the years in the two-year period ended March 31, 2012, in conformity with accounting principles generally accepted in the United States of America.

/s/ Reznick Group, P.C.

REZNICK GROUP, P.C.

Bethesda, Maryland

June 29, 2012

F-3

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

BALANCE SHEETS

March 31, 2012 and 2011

	Total
	2012	2011
ASSETS

OTHER ASSETS
Cash and cash equivalents	$1,302,447	$1,618,141
Other	342,718	3,300

	$1,645,165	$1,621,441

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$42,600	$37,600
Accounts payable - affiliates	20,842,344	21,219,377
Capital contributions payable	169,974	169,974

	21,054,918	21,426,951
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 20,000,000 authorized beneficial assignee certificates (BAC), $10 stated value, 18,679,738 issued and 18,671,338 and 18,678,038 outstanding to the assignees at March 31, 2012 and 2011	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 18,679,738 issued and 18,671,338 and 18,678,038 outstanding at March 31, 2012 and 2011	(17,834,720)	(18,226,519)
General partner	(1,575,033)	(1,578,991)

	(19,409,753)	(19,805,510)

	$1,645,165	$1,621,441

(continued)

F-4

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

BALANCE SHEETS - CONTINUED

March 31, 2012 and 2011

Series 7
	2012	2011
ASSETS

OTHER ASSETS
Cash and cash equivalents	$-	$-
Other	-	-

	$-	$-

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$-	$-
Accounts payable - affiliates	-	-
Capital contributions payable	-	-

	-	-
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 20,000,000 authorized beneficial assignee certificates (BAC), $10 stated value, 1,036,100 issued and outstanding to the assignees at March 31, 2012 and 2011	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 1,036,100 issued and outstanding at March 31, 2012 and 2011	(84,506)	(84,506)
General partner	84,506	84,506

	-	-

	$-	$-

(continued)

F-5

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

BALANCE SHEETS - CONTINUED

March 31, 2012 and 2011

	Series 9
	2012	2011
ASSETS

OTHER ASSETS
Cash and cash equivalents	$316,051	$71,556
Other	-	-

	$316,051	$71,556

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$35,000	$-
Accounts payable - affiliates	6,676,676	6,591,231
Capital contributions payable	-	-

	6,711,676	6,591,231
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 20,000,000 authorized beneficial assignee certificates (BAC), $10 stated value, 4,178,029 issued and 4,176,329 and 4,177,329 outstanding to the assignees at March 31, 2012 and 2011	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 4,178,029 issued and 4,176,329 and 4,177,329 outstanding at March 31, 2012 and 2011	(5,996,831)	(6,119,640)
General partner	(398,794)	(400,035)

	(6,395,625)	(6,519,675)

	$316,051	$71,556

(continued)

F-6

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

BALANCE SHEETS - CONTINUED

March 31, 2012 and 2011

	Series 10
	2012	2011
ASSETS

OTHER ASSETS
Cash and cash equivalents	$250,847	$270,086
Other	339,418	-

	$590,265	$270,086

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$-	$-
Accounts payable - affiliates	2,357,127	2,260,615
Capital contributions payable	-	-

	2,357,127	2,260,615
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 20,000,000 authorized beneficial assignee certificates (BAC), $10 stated value, 2,428,925 issued and 2,423,225 and 2,427,925 outstanding to the assignees at March 31, 2012 and 2011	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,428,925 issued and 2,423,225 and 2,427,925 outstanding at March 31, 2012 and 2011	(1,554,281)	(1,775,711)
General partner	(212,581)	(214,818)

	(1,766,862)	(1,990,529)

	$590,265	$270,086

(continued)

F-7

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

BALANCE SHEETS - CONTINUED

March 31, 2012 and 2011

	Series 11
	2012	2011
ASSETS

OTHER ASSETS
Cash and cash equivalents	$205,808	$465,155
Other	-	-

	$205,808	$465,155

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$-	$-
Accounts payable - affiliates	998,760	1,180,122
Capital contributions payable	-	-

	998,760	1,180,122
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 20,000,000 authorized beneficial assignee certificates (BAC), $10 stated value, 2,489,599 issued and outstanding to the assignees at March 31, 2012 and 2011	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,489,599 issued and outstanding at March 31, 2012 and 2011	(570,338)	(493,133)
General partner	(222,614)	(221,834)

	(792,952)	(714,967)

	$205,808	$465,155

(continued)

F-8

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

BALANCE SHEETS - CONTINUED

March 31, 2012 and 2011

	Series 12
	2012	2011
ASSETS

OTHER ASSETS
Cash and cash equivalents	$170,287	$479,986
Other	-	-

	$170,287	$479,986

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$7,500	$37,500
Accounts payable - affiliates	3,884,690	4,054,166
Capital contributions payable	9,241	9,241

	3,901,431	4,100,907
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 20,000,000 authorized beneficial assignee certificates (BAC), $10 stated value, 2,972,795 issued and 2,971,795 and 2,972,795 outstanding to the assignees at March 31, 2012 and 2011	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,972,795 issued and 2,971,795 and 2,972,795 outstanding at March 31, 2012 and 2011	(3,442,702)	(3,333,581)
General partner	(288,442)	(287,340)

	(3,731,144)	(3,620,921)

	$170,287	$479,986

(continued)

F-9

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

BALANCE SHEETS - CONTINUED

March 31, 2012 and 2011

	Series 14
	2012	2011
ASSETS

OTHER ASSETS
Cash and cash equivalents	$359,454	$331,358
Other	3,300	3,300

	$362,754	$334,658

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$100	$100
Accounts payable - affiliates	6,925,091	7,133,243
Capital contributions payable	160,733	160,733

	7,085,924	7,294,076
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 20,000,000 authorized beneficial assignee certificates (BAC), $10 stated value, 5,574,290 issued and outstanding to the assignees at March 31, 2012 and 2011	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 5,574,290 issued and outstanding at March 31, 2012 and 2011	(6,186,062)	(6,419,948)
General partner	(537,108)	(539,470)

	(6,723,170)	(6,959,418)

	$362,754	$334,658

See notes to financial statements

F-10

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

STATEMENTS OF OPERATIONS

Years ended March 31, 2012 and 2011

	Total
	2012	2011
Income
Interest income	$3,818	$12,736
Miscellaneous income	18,255	246,685

	22,073	259,421

Share of income from operating limited partnerships	1,284,829	1,641,881

Expenses
Professional fees	141,425	207,080
Partnership management fee	666,597	670,896
General and administrative expenses	103,123	107,296

	911,145	985,272

NET INCOME (LOSS)	$395,757	$916,030

Net income (loss) allocated to general partner	$3,958	$9,160

Net income (loss) allocated to assignees	$391,799	$906,870

Net income (loss) per BAC	$0.02	$0.05

(continued)

F-11

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2012 and 2011

Series 7
	2012	2011
Income
Interest income	$-	$-
Miscellaneous income	-	-

Total income	-	-

Share of income from operating limited partnerships	-	-

Expenses
Professional fees	-	-
Partnership management fee	-	-
General and administrative expenses	-	-

	-	-

NET INCOME (LOSS)	$-	$-

Net income (loss) allocated to general partner	$-	$-

Net income (loss) allocated to assignees	$-	$-

Net income (loss) per BAC	$-	$-

(continued)

F-12

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2012 and 2011

	Series 9
	2012	2011
Income
Interest income	$424	$656
Miscellaneous income	330	1,367

Total income	754	2,023

Share of income from operating limited partnerships	278,008	-

Expenses
Professional fees	25,333	37,641
Partnership management fee	99,125	191,164
General and administrative expenses	30,254	21,794

	154,712	250,599

NET INCOME (LOSS)	$124,050	$(248,576)

Net income (loss) allocated to general partner	$1,241	$(2,486)

Net income (loss) allocated to assignees	$122,809	$(246,090)

Net income (loss) per BAC	$0.03	$(0.06)

(continued)

F-13

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2012 and 2011

	Series 10
	2012	2011
Income
Interest income	$557	$786
Miscellaneous income	3,718	185,384

Total income	4,275	186,170

Share of income from operating limited partnerships	338,168	6,276

Expenses
Professional fees	21,338	30,531
Partnership management fee	82,181	54,430
General and administrative expenses	15,257	16,459

	118,776	101,420

NET INCOME (LOSS)	$223,667	$91,026

Net income (loss) allocated to general partner	$2,237	$910

Net income (loss) allocated to assignees	$221,430	$90,116

Net income (loss) per BAC	$0.09	$0.04

(continued)

F-14

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2012 and 2011

	Series 11
	2012	2011
Income
Interest income	$820	$7,163
Miscellaneous income	3,020	12,387

Total income	3,840	19,550

Share of income from operating limited partnerships	54,381	1,217,636

Expenses
Professional fees	22,924	32,177
Partnership management fee	98,732	25,831
General and administrative expenses	14,550	15,620

	136,206	73,628

NET INCOME (LOSS)	$(77,985)	$1,163,558

Net income (loss) allocated to general partner	$(780)	$11,636

Net income (loss) allocated to assignees	$(77,205)	$1,151,922

Net income (loss) per BAC	$(0.03)	$0.46

(continued)

F-15

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2012 and 2011

	Series 12
	2012	2011
Income
Interest income	$800	$1,568
Miscellaneous income	1,300	11,950

Total income	2,100	13,518

Share of income from operating limited partnerships	44,097	344,107

Expenses
Professional fees	28,539	47,086
Partnership management fee	110,794	100,781
General and administrative expenses	17,087	19,421

	156,420	167,288

NET INCOME (LOSS)	$(110,223)	$190,337

Net income (loss) allocated to general partner	$(1,102)	$1,903

Net income (loss) allocated to assignees	$(109,121)	$188,434

Net income (loss) per BAC	$(0.04)	$0.06

(continued)

F-16

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2012 and 2011

	Series 14
	2012	2011
Income
Interest income	$1,217	$2,563
Miscellaneous income	9,887	35,597

Total income	11,104	38,160

Share of income from operating limited partnerships	570,175	73,862

Expenses
Professional fees	43,291	59,645
Partnership management fee	275,765	298,690
General and administrative expenses	25,975	34,002

	345,031	392,337

NET INCOME (LOSS)	$236,248	$(280,315)

Net income (loss) allocated to general partner	$2,362	$(2,803)

Net income (loss) allocated to assignees	$233,886	$(277,512)

Net income (loss) per BAC	$0.04	$(0.05)

See notes to financial statements

F-17

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT)

Years ended March 31, 2012 and 2011

Total	Assignees	General partner	Total

Partners’ capital (deficit), March 31, 2010	(19,059,586)	(1,587,406)	(20,646,992)

Net income (loss)	906,870	9,160	916,030

Distributions	(73,803)	(745)	(74,548)

Partners’ capital (deficit), March 31, 2011	(18,226,519)	(1,578,991)	(19,805,510)

Net income (loss)	391,799	3,958	395,757

Partners’ capital (deficit), March 31, 2012	$(17,834,720)	$(1,575,033)	$(19,409,753)

(continued)

F-18

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2012 and 2011

Series 7	Assignees	General partner	Total

Partners’ capital (deficit), March 31, 2010	(84,506)	84,506	-

Net income (loss)	-	-	-

Distributions	-	-	-

Partners’ capital (deficit), March 31, 2011	(84,506)	84,506	-

Net income (loss)	-	-	-

Partners’ capital (deficit), March 31, 2012	$(84,506)	$84,506	$-

Series 9	Assignees	General partner	Total

Partners’ capital (deficit), March 31, 2010	(5,873,550)	(397,549)	(6,271,099)

Net income (loss)	(246,090)	(2,486)	(248,576)

Distributions	-	-	-

Partners’ capital (deficit), March 31, 2011	(6,119,640)	(400,035)	(6,519,675)

Net income (loss)	122,809	1,241	124,050

Partners’ capital (deficit), March 31, 2012	$(5,996,831)	$(398,794)	$(6,395,625)

(continued)

F-19

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2012 and 2011

Series 10	Assignees	General partner	Total

Partners’ capital (deficit), March 31, 2010	(1,792,024)	(214,983)	(2,007,007)

Net income (loss)	90,116	910	91,026

Distributions	(73,803)	(745)	(74,548)

Partners’ capital (deficit), March 31, 2011	(1,775,711)	(214,818)	(1,990,529)

Net income (loss)	221,430	2,237	223,667

Partners’ capital (deficit), March 31, 2012	$(1,554,281)	$(212,581)	$(1,766,862)

Series 11	Assignees	General partner	Total

Partners’ capital (deficit), March 31, 2010	(1,645,055)	(233,470)	(1,878,525)

Net income (loss)	1,151,922	11,636	1,163,558

Distributions	-	-	-

Partners’ capital (deficit), March 31, 2011	(493,133)	(221,834)	(714,967)

Net income (loss)	(77,205)	(780)	(77,985)

Partners’ capital (deficit), March 31, 2012	$(570,338)	$(222,614)	$(792,952)

(continued)

F-20

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2012 and 2011

Series 12	Assignees	General partner	Total

Partners’ capital (deficit), March 31, 2010	(3,522,015)	(289,243)	(3,811,258)

Net income (loss)	188,434	1,903	190,337

Distributions	-	-	-

Partners’ capital (deficit), March 31, 2011	(3,333,581)	(287,340)	(3,620,921)

Net income (loss)	(109,121)	(1,102)	(110,223)

Partners’ capital (deficit), March 31, 2012	$(3,442,702)	$(288,442)	$(3,731,144)

Series 14	Assignees	General partner	Total

Partners’ capital (deficit), March 31, 2010	(6,142,436)	(536,667)	(6,679,103)

Net income (loss)	(277,512)	(2,803)	(280,315)

Distributions	-	-	-

Partners’ capital (deficit), March 31, 2011	(6,419,948)	(539,470)	(6,959,418)

Net income (loss)	233,886	2,362	236,248

Partners’ capital (deficit), March 31, 2012	$(6,186,062)	$(537,108)	$(6,723,170)

See notes to financial statements

F-21

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

STATEMENTS OF CASH FLOWS

Years ended March 31, 2012 and 2011

	Total
	2012	2011
Cash flows from operating activities
Net income (loss)	$395,757	$916,030
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of income from operating limited partnerships	(1,284,829)	(1,641,881)
Changes in assets and liabilities
Accounts payable and accrued expenses	5,000	(98,500)
Accounts payable - affiliates	(377,033)	(544,848)
Other assets	(339,418)	1,800

Net cash provided by (used in) operating activities	(1,600,523)	(1,367,399)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	1,284,829	1,641,881

Net cash provided by investing activities	1,284,829	1,641,881

Cash flows from financing activities
Distributions paid to assignees	-	(74,548)

Net cash used in financing activities	-	(74,548)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(315,694)	199,934

Cash and cash equivalents, beginning	1,618,141	1,418,207

Cash and cash equivalents, end	$1,302,447	$1,618,141

(continued)

F-22

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2012 and 2011

Series 7
	2012	2011
Cash flows from operating activities
Net income (loss)	$-	$-
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of income from operating limited partnerships	-	-
Changes in assets and liabilities
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	-	-
Other assets	-	-

Net cash provided by (used in) operating activities	-	-

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	-	-

Net cash provided by investing activities	-	-

Cash flows from financing activities
Distributions paid to assignees	-	-

Net cash used in financing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	-	-

Cash and cash equivalents, beginning	-	-

Cash and cash equivalents, end	$-	$-

(continued)

F-23

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2012 and 2011

	Series 9
	2012	2011
Cash flows from operating activities
Net income (loss)	$124,050	$(248,576)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of income from operating limited partnerships	(278,008)	-
Changes in assets and liabilities
Accounts payable and accrued expenses	35,000	-
Accounts payable - affiliates	85,445	204,984
Other assets	-	-

Net cash provided by (used in) operating activities	(33,513)	(43,592)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	278,008	-

Net cash provided by investing activities	278,008	-

Cash flows from financing activities
Distributions paid to assignees	-	-

Net cash used in financing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	244,495	(43,592)

Cash and cash equivalents, beginning	71,556	115,148

Cash and cash equivalents, end	$316,051	$71,556

(continued)

F-24

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2012 and 2011

	Series 10
	2012	2011
Cash flows from operating activities
Net income (loss)	$223,667	$91,026
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of income from operating limited partnerships	(338,168)	(6,276)
Changes in assets and liabilities
Accounts payable and accrued expenses	-	(30,000)
Accounts payable - affiliates	96,512	96,888
Other assets	(339,418)	-

Net cash provided by (used in) operating activities	(357,407)	151,638

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	338,168	6,276

Net cash provided by investing activities	338,168	6,276

Cash flows from financing activities
Distributions paid to assignees	-	(74,548)

Net cash used in financing activities	-	(74,548)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(19,239)	83,366

Cash and cash equivalents, beginning	270,086	186,720

Cash and cash equivalents, end	$250,847	$270,086

(continued)

F-25

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2012 and 2011

	Series 11
	2012	2011
Cash flows from operating activities
Net income (loss)	$(77,985)	$1,163,558
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of income from operating limited partnerships	(54,381)	(1,217,636)
Changes in assets and liabilities
Accounts payable and accrued expenses	-	(46,000)
Accounts payable - affiliates	(181,362)	(1,256,301)
Other assets	-	-

Net cash provided by (used in) operating activities	(313,728)	(1,356,379)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	54,381	1,217,636

Net cash provided by investing activities	54,381	1,217,636

Cash flows from financing activities
Distributions paid to assignees	-	-

Net cash used in financing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(259,347)	(138,743)

Cash and cash equivalents, beginning	465,155	603,898

Cash and cash equivalents, end	$205,808	$465,155

(continued)

F-26

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2012 and 2011

	Series 12
	2012	2011
Cash flows from operating activities
Net income (loss)	$(110,223)	$190,337
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of income from operating limited partnerships	(44,097)	(344,107)
Changes in assets and liabilities
Accounts payable and accrued expenses	(30,000)	30,000
Accounts payable - affiliates	(169,476)	138,792
Other assets	-	-

Net cash provided by (used in) operating activities	(353,796)	15,022

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	44,097	344,107

Net cash provided by investing activities	44,097	344,107

Cash flows from financing activities
Distributions paid to assignees	-	-

Net cash used in financing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(309,699)	359,129

Cash and cash equivalents, beginning	479,986	120,857

Cash and cash equivalents, end	$170,287	$479,986

(continued)

F-27

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2012 and 2011

	Series 14
	2012	2011
Cash flows from operating activities
Net income (loss)	$236,248	$(280,315)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of income from operating limited partnerships	(570,175)	(73,862)
Changes in assets and liabilities
Accounts payable and accrued expenses	-	(52,500)
Accounts payable - affiliates	(208,152)	270,789
Other assets	-	1,800

Net cash provided by (used in) operating activities	(542,079)	(134,088)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	570,175	73,862

Net cash provided by investing activities	570,175	73,862

Cash flows from financing activities
Distributions paid to assignees	-	-

Net cash used in financing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	28,096	(60,226)

Cash and cash equivalents, beginning	331,358	391,584

Cash and cash equivalents, end	$359,454	$331,358

See notes to financial statements

F-28

Boston Capital Tax Credit Fund II Limited Partnership

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS

March 31, 2012 and 2011

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

The BACs issued in each series at March 31, 2012 and 2011 are as follows:

	2012	2011
Series 7	1,036,100	1,036,100
Series 9	4,178,029	4,178,029
Series 10	2,428,925	2,428,925
Series 11	2,489,599	2,489,599
Series 12	2,972,795	2,972,795
Series 14	5,574,290	5,574,290
	18,679,738	18,679,738

In accordance with the limited partnership agreement, profits, losses, and cash flow (subject to certain priority allocations and distributions) and tax credits are allocated 99% to the assignees and 1% to the general partner.

F-29

Boston Capital Tax Credit Fund II Limited Partnership

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Investments in Operating Limited Partnerships

After the investment account is reduced to zero, receivables due from the operating limited partnerships are decreased by the funds’ share of losses and, accordingly a valuation allowance is recorded against the receivables. Accordingly, the Partnership recorded a valuation allowance as follows:

	2012	2011
Series 7	$-	$-
Series 9	30,198	30,198
Series 10	5,443	5,443
Series 11	72,890	72,890
Series 12	86,870	86,870
Series 14	16,744	16,744
	$212,145	$212,145

The Partnership reviews its investment in operating limited partnerships for impairment whenever events or changes in circumstances indicate that the carrying amount of such investments may not be recoverable. Recoverability is measured by a comparison of the carrying amount of the investment to the future net undiscounted cash flows expected to be generated by the operating limited partnerships including the low-income housing tax credits and the residual value upon sale or disposition of the equity interest in the operating limited partnerships.  If the investment is considered to be impaired, the impairment to be recognized is measured at the amount by which the carrying amount of the investment exceeds the fair value of such investment. During the years ended March 31, 2012 and 2011, the Partnership did not record an impairment loss.

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

F-30

Boston Capital Tax Credit Fund II Limited Partnership

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

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

F-31

Boston Capital Tax Credit Fund II Limited Partnership

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

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

F-32

Boston Capital Tax Credit Fund II Limited Partnership

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Fiscal Year

For financial reporting purposes the Partnership uses a March 31 year end, whereas for income tax reporting purposes, the Partnership uses a calendar year. The operating limited partnerships use a calendar year for both financial and income tax reporting.

Net Income (Loss) per Beneficial Assignee Certificate

Net income (loss) per beneficial assignee certificate is calculated based upon the weighted average number of units outstanding. The weighted average number of units outstanding in each series at March 31, 2012 and 2011 are as follows:

	2012	2011
Series 7	1,036,100	1,036,100
Series 9	4,176,329	4,177,329
Series 10	2,423,225	2,427,925
Series 11	2,489,599	2,489,599
Series 12	2,971,795	2,972,795
Series 14	5,574,290	5,574,290
TOTAL	18,671,338	18,678,038

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

F-33

Boston Capital Tax Credit Fund II Limited Partnership

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

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

Plan of Liquidation and Dissolution

On July 1, 2010, BAC Holders approved a Plan of Liquidation and Dissolution for the Partnership, (the “Plan”). Pursuant to the Plan, the general partner may, without further action by the BAC Holders, sell the remaining assets held by the Partnership. It was anticipated that the sale of all the apartment complexes would be completed sometime in 2012. However, because of numerous uncertainties, the liquidation may take longer than expected, and the final liquidating distribution may occur months after all of the apartment complexes have been sold. Because the liquidation of the Partnership was not imminent, as of March 31, 2012, the financial statements are presented assuming the Partnership will continue as a going concern.

F-34

Boston Capital Tax Credit Fund II Limited Partnership

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

NOTE B - RELATED PARTY TRANSACTIONS

During the years ended March 31, 2012 and 2011, the Partnership entered into several transactions with various affiliates of the general partner, including Boston Capital Partners, Inc., Boston Capital Holdings Limited Partnership and Boston Capital Asset Management Limited Partnership, as follows:

Boston Capital Asset Management Limited Partnership is entitled to an annual partnership management fee based on .5% of the aggregate cost of all apartment complexes acquired by the operating limited partnerships, less the amount of certain partnership management and reporting fees paid or payable by the operating limited partnerships. The aggregate cost is comprised of the capital contributions made by each series to the operating limited partnerships and 99% of the permanent financing at the operating limited partnership level. The partnership management fees net of reporting fees incurred and the reporting fees paid by the Operating Partnerships for the years ended March 31, 2012 and 2011, are as follows:

F-35

Boston Capital Tax Credit Fund II Limited Partnership

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

NOTE B - RELATED PARTY TRANSACTIONS (Continued)

	2012
	Gross Partnership Management Fee	Asset Management & Reporting Fee	Partnership Management Fee net of Asset Management & Reporting Fee
Series 7	$-	$-	$-
Series 9	170,445	71,320	99,125
Series 10	96,512	14,331	82,181
Series 11	118,638	19,906	98,732
Series 12	130,524	19,730	110,794
Series 14	341,848	66,083	275,765
	$857,967	$191,370	$666,597

	2011
	Gross Partnership Management Fee	Asset Management & Reporting Fee	Partnership Management Fee net of Asset Management & Reporting Fee
Series 7	$-	$-	$-
Series 9	204,984	13,820	191,164
Series 10	96,888	42,458	54,430
Series 11	131,199	105,368	25,831
Series 12	138,792	38,011	100,781
Series 14	370,789	72,099	298,690
	$942,652	$271,756	$670,896

F-36

Boston Capital Tax Credit Fund II Limited Partnership

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

NOTE B - RELATED PARTY TRANSACTIONS (Continued)

The partnership management fees paid by the Partnership for the years ended March 31, 2012 and 2011 are as follows:

	2012	2011
Series 7	$-	$-
Series 9	85,000	-
Series 10	-	-
Series 11	300,000	1,387,500
Series 12	300,000	-
Series 14	550,000	100,000
TOTAL	$1,235,000	$1,487,500

All partnership management fees will be paid, without interest, from available cash flow or the proceeds of sales or refinancing of the Partnership's interests in operating limited partnerships. As of March 31, 2012 and 2011, total partnership management fees accrued were $20,689,156 and $21,066,189, respectively.

An affiliate of the general partner of the Partnership advanced funds to pay some operating expenses of the Partnership, and to make advances and/or loans to operating limited partnerships. These advances are included in accounts payable-affiliates. The total advances from the affiliate of the general partner to the operating limited partnerships as of March 31, 2012 and 2011 are as follows:

	2012	2011
Series 7	$-	$-
Series 9	-	-
Series 10	-	-
Series 11	-	-
Series 12	153,188	153,188
Series 14	-	-
TOTAL	$153,188	$153,188

All payables to affiliates will be paid, without interest, from available cash flow or the proceeds of sales or refinancing of the Partnership's interests in operating limited partnerships.

F-37

Boston Capital Tax Credit Fund II Limited Partnership

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

NOTE B - RELATED PARTY TRANSACTIONS (Continued)

General and administrative expenses incurred by Boston Capital Partners, Inc., Boston Capital Holdings Limited Partnership and Boston Capital Asset Management Limited Partnership (BCAMLP) during the years ended March 31, 2012 and 2011 charged to each series’ operations are as follows:

	2012	2011
Series 7	$-	$-
Series 9	12,132	13,615
Series 10	10,600	10,916
Series 11	10,346	10,526
Series 12	11,703	12,816
Series 14	16,871	21,831
TOTAL	$61,652	$69,704

Accounts payable - affiliates at March 31, 2012 and 2011 represents general and administrative expenses, partnership management fees, and may include advances which are payable to Boston Capital Holdings Limited Partnership and Boston Capital Asset Management Limited Partnership.

F-38

Boston Capital Tax Credit Fund II Limited Partnership

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS

At March 31, 2012 and 2011, the Partnership has limited partnership interests in operating limited partnerships which own operating apartment complexes. During the year ended March 31, 2012, the Partnership disposed of its operating limited partnership interest in six, one, and five of the operating limited partnerships owned by Series 9, Series 10, and Series 14, respectively. During the year ended March 31, 2011, the Partnership disposed of its operating limited partnership interest in one, three, and two of the operating limited partnerships owned by Series 11, Series 12, and Series 14, respectively. The number of operating limited partnerships in which the Partnership has limited partnership interests at March 31, 2012 and 2011 by series is as follows:

	2012	2011
Series 7	-	-
Series 9	18	24
Series 10	15	16
Series 11	16	16
Series 12	23	23
Series 14	46	51
TOTAL	118	130

F-39

Boston Capital Tax Credit Fund II Limited Partnership

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (CONTINUED)

During the year ended March 31, 2012 the Partnership disposed of twelve of the operating limited partnerships. In addition the Partnership received additional proceeds from two operating limited partnerships disposed of in the prior year. A summary of the dispositions by Series for March 31, 2012 is as follows:

	Operating	Sale of
	Partnership	Underlying	Partnership
	Interest	Operating	Proceeds from	Gain on
	Transferred	Partnership	Disposition	Disposition
Series 7	-	-	$-	$-
Series 9	6	-	278,008	278,008
Series 10	-	1	338,168	338,168
Series 11	-	-	54,381	54,381
Series 12	-	-	44,097	44,097
Series 14	4	1	570,175	570,175
Total	10	2	$1,284,829	$1,284,829

During the year ended March 31, 2011 the Partnership disposed of six of the operating limited partnerships. In addition the Partnership received additional proceeds from three operating limited partnerships disposed of in the prior year. A summary of the dispositions by Series for March 31, 2011 is as follows:

	Operating	Sale of
	Partnership	Underlying	Partnership
	Interest	Operating	Proceeds from	Gain on
	Transferred	Partnership	Disposition	Disposition
Series 7	-	-	$-	$-
Series 9	-	-	-	-
Series 10	-	-	6,276	6,276
Series 11	-	1	1,217,636	1,217,636
Series 12	-	3	344,107	344,107
Series 14	-	2	73,862	73,862
Total	-	6	$1,641,881	$1,641,881

F-40

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

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

The contributions payable to operating limited partnerships at March 31, 2012 and 2011 by series are as follows:

	2012	2011
Series 7	$-	$-
Series 9	-	-
Series 10	-	-
Series 11	-	-
Series 12	9,241	9,241
Series 14	160,733	160,733
TOTAL	$169,974	$169,974

F-41

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Partnership’s investments in operating limited partnerships at March 31, 2012 are summarized as follows:

Total
Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$35,592,215

Acquisition costs of operating limited partnerships	4,811,644

Cumulative distributions from operating limited partnerships	(204,969)

Cumulative impairment loss in investments in operating limited partnerships	(3,521,265)

Cumulative losses from operating limited partnerships	(36,677,625)

Investments in operating limited partnerships per balance sheets	-

The Partnership (has recorded) has not recorded capital contributions to the operating limited partnerships during the year ended March 31, 2012, which (have not) have been included in the Partnerships’ capital account included in the operating limited partnerships’ financial statements as of December 31, 2011 (see note A).	(139,775)

The Partnership has recorded acquisition costs at March 31, 2012, which have not been recorded in the net assets of the operating limited partnerships (see note A).	(384,641)

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	938,709

Equity in losses from operating limited partnerships not recognizable under the equity method of accounting (see note A).	(32,626,477)

The Partnership has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	453,386

Cumulative impairment loss in investments in operating limited partnerships	3,521,265

Other	669,725

Equity per operating limited partnerships’ combined financial statements	$(27,567,808)

F-42

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Partnership’s investments in operating limited partnerships at March 31, 2012 are summarized as follows:

	Series 7	Series 9	Series 10

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$-	$5,389,239	$3,657,956

Acquisition costs of operating limited partnerships	-	736,066	384,746

Cumulative distributions from operating limited partnerships	-	(22,130)	(31,287)

Cumulative impairment loss in investments in operating limited partnerships	-	(369,919)	(457,341)

Cumulative losses from operating limited partnerships	-	(5,733,256)	(3,554,074)

Investments in operating limited partnerships per balance sheets	-	-	-

F-43

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 7	Series 9	Series 10

The Partnership (has recorded) has not recorded capital contributions to the operating limited partnerships during the year ended March 31, 2012, which (have not) have been included in the Partnerships’ capital account included in the operating limited partnerships’ financial statements as of December 31, 2011 (see note A).	-	-	-

The Partnership has recorded acquisition costs at March 31, 2012, which have not been recorded in the net assets of the operating limited partnerships (see note A).	-	(80,244)	(1,908)

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	-	-	-

Equity in losses from operating limited partnerships not recognizable under the equity method of accounting (see note A).	-	(6,554,370)	(3,477,406)

The Partnership has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	-	43,771	24,187

Cumulative impairment loss in investments in operating limited partnerships	-	369,919	457,341

Other	-	202,362	135,281

Equity per operating limited partnerships’ combined financial statements	$-	$(6,018,562)	$(2,862,505)

F-44

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Partnership’s investments in operating limited partnerships at March 31, 2012 are summarized as follows:

	Series 11	Series 12	Series 14

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$5,468,694	$5,430,816	$15,645,510

Acquisition costs of operating limited partnerships	765,909	691,480	2,233,443

Cumulative distributions from operating limited partnerships	(54,407)	(8,581)	(88,564)

Cumulative impairment loss in investments in operating limited partnerships	(282,491)	(185,348)	(2,226,166)

Cumulative losses from operating limited partnerships	(5,897,705)	(5,928,367)	(15,564,223)

Investments in operating limited partnerships per balance sheets	-	-	-

F-45

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 11	Series 12	Series 14

The Partnership (has recorded) has not recorded capital contributions to the operating limited partnerships during the year ended March 31, 2012, which (have not) have been included in the Partnerships’ capital account included in the operating limited partnerships’ financial statements as of December 31, 2011 (see note A).	-	-	(139,775)

The Partnership has recorded acquisition costs at March 31, 2012, which have not been recorded in the net assets of the operating limited partnerships (see note A).	(6,867)	(33,153)	(262,469)

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	-	177,104	761,605

Equity in losses from operating limited partnerships not recognizable under the equity method of accounting (see note A).	(4,552,756)	(6,646,523)	(11,395,422)

The Partnership has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	101,163	168,031	116,234

Cumulative impairment loss in investments in operating limited partnerships	282,491	185,348	2,226,166

Other	406,405	53,168	(127,491)

Equity per operating limited partnerships’ combined financial statements	$(3,769,564)	$(6,096,025)	$(8,821,152)

F-46

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

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

F-47

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

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

F-48

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

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

F-49

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

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

F-50

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

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

F-51

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 7, 9 through 12, and 14 hold an interest at December 31, 2011 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS

	Total	Series 7	Series 9	Series 10
ASSETS

Buildings and improvements, net of accumulated depreciation	$76,549,334	$-	$13,279,570	$9,378,695
Land	8,439,971	-	1,184,475	907,099
Other assets	19,057,448	-	2,161,880	2,358,522

	$104,046,753	$-	$16,625,925	$12,644,316

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$124,595,980	$-	$22,136,569	$14,463,045
Accounts payable and accrued expenses	1,705,101	-	403,807	153,345
Other liabilities	5,670,589	-	1,112,247	279,034

	131,971,670	-	23,652,623	14,895,424
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund II Limited Partnership	(27,567,808)	-	(6,018,562)	(2,862,505)
Other partners	(357,109)	-	(1,008,136)	611,397

	(27,924,917)	-	(7,026,698)	(2,251,108)

	$104,046,753	$-	$16,625,925	$12,644,316

F-52

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 7, 9 through 12, and 14 hold an interest at December 31, 2011 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

	Series 11	Series 12	Series 14
ASSETS

Buildings and improvements, net of accumulated depreciation	$11,147,376	$11,761,666	$30,982,027
Land	1,193,181	1,434,569	3,720,647
Other assets	3,806,377	3,403,656	7,327,013

	$16,146,934	$16,599,891	$42,029,687

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$18,657,713	$21,609,391	$47,729,262
Accounts payable and accrued expenses	227,171	233,915	686,863
Other liabilities	925,204	1,105,754	2,248,350

	19,810,088	22,949,060	50,664,475
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund II Limited Partnership	(3,769,564)	(6,096,025)	(8,821,152)
Other partners	106,410	(253,144)	186,364

	(3,663,154)	(6,349,169)	(8,634,788)

	$16,146,934	$16,599,891	$42,029,687

F-53

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

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

F-54

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

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

F-55

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2011 in which Series 7, 9 through 12, and 14 hold an interest as of December 31, 2011 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

Year ended December 31, 2011

	Total	Series 7	Series 9	Series 10
Revenue
Rental	$24,091,023	$-	$3,604,626	$2,771,672
Interest and other	470,447	-	54,006	56,827

	24,561,470	-	3,658,632	2,828,499
Expenses
Interest	3,469,195	-	571,780	317,364
Depreciation and amortization	5,710,025	-	935,726	725,288
Taxes and insurance	3,055,513	-	500,031	370,984
Repairs and maintenance	5,891,102	-	849,059	751,599
Operating expenses	8,458,333	-	1,279,518	978,338
Other expenses	307,168	-	61,730	47,677

	26,891,336	-	4,197,844	3,191,250

NET INCOME (LOSS)	$(2,329,866)	$-	$(539,212)	$(362,751)

Net loss allocated to Boston Capital Tax Credit Fund II Limited Partnership*	$(2,145,042)	$-	$(490,952)	$(292,886)

Net income (loss) allocated to other partners	$(184,824)	$-	$(48,260)	$(69,865)

*	Amounts include $0, $490,952, $292,886, $325,309, $247,885 and $788,010 for Series 7, Series 9, Series 10, Series 11, Series 12 and Series 14, respectively, of loss not recognized under the equity method of accounting as described in note A.

F-56

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2011 in which Series 7, 9 through 12, and 14 hold an interest as of December 31, 2011 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS - CONTINUED

Year ended December 31, 2011

	Series 11	Series 12	Series 14
Revenue
Rental	$4,077,181	$4,117,689	$9,519,855
Interest and other	114,817	70,217	174,580

	4,191,998	4,187,906	9,694,435
Expenses
Interest	546,215	639,888	1,393,948
Depreciation and amortization	1,030,268	894,897	2,123,846
Taxes and insurance	555,808	460,090	1,168,600
Repairs and maintenance	1,041,359	983,794	2,265,291
Operating expenses	1,426,361	1,399,652	3,374,464
Other expenses	35,544	65,353	96,864

	4,635,555	4,443,674	10,423,013

NET INCOME (LOSS)	$(443,557)	$(255,768)	$(728,578)

Net loss allocated to Boston Capital Tax Credit Fund II Limited Partnership*	$(325,309)	$(247,885)	$(788,010)

Net income (loss) allocated to other partners	$(118,248)	$(7,883)	$59,432

*	Amounts include $0, $490,952, $292,886, $325,309, $247,885 and $788,010 for Series 7, Series 9, Series 10, Series 11, Series 12 and Series 14, respectively, of loss not recognized under the equity method of accounting as described in note A.

F-57

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

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

F-58

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

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

F-59

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO INCOME TAX RETURN

For income tax purposes, the Partnership reports using a December 31 year-end. The Partnership’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2012 is reconciled as follows:

	Total	Series 7	Series 9	Series 10
Net income (loss) for financial reporting purposes, March 31, 2012	$395,757	$-	$124,050	$223,667

Operating limited partnership rents received in advance	(26,057)	-	-	(23,357)

Accrued partnership management fees not recognized (recognized) for tax purposes	(377,033)	-	85,445	96,512

Other	4,716,199	-	2,565,458	13,273

Operating limited partnership loss not allowed for financial reporting under equity method of accounting	(2,145,042)	-	(490,952)	(292,886)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(1,127,950)	-	(192,798)	(90,412)

Difference due to fiscal year for book purposes and calendar year for tax purposes	(1,704,620)	-	(276,867)	(150,458)

Income (loss) for tax return purposes, December 31, 2011	$(268,746)	$-	$1,814,336	$(223,661)

F-60

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

NOTE D -     RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO INCOME TAX RETURN (Continued)

For income tax purposes, the Partnership reports using a December 31 year-end. The Partnership’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2012 is reconciled as follows:

	Series 11	Series 12	Series 14
Net income (loss) for financial reporting purposes, March 31, 2012	$(77,985)	$(110,223)	$236,248

Operating limited partnership rents received in advance	-	-	(2,700)

Accrued partnership management fees not recognized (recognized) for tax purposes	(181,362)	(169,476)	(208,152)

Other	(6,394)	122,895	2,020,967

Operating limited partnership loss not allowed for financial reporting under equity method of accounting	(325,309)	(247,885)	(788,010)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(194,330)	(174,377)	(476,033)

Difference due to fiscal year for book purposes and calendar year for tax purposes	(809,231)	(57,195)	(410,869)

Income (loss) for tax return purposes, December 31, 2011	$(1,594,611)	$(636,261)	$371,451

F-61

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO INCOME TAX RETURN (Continued)

For income tax purposes, the Partnership reports using a December 31 year-end. The Partnership’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2011 is reconciled as follows:

	Total	Series 7	Series 9	Series 10
Net income (loss) for financial reporting purposes, March 31, 2011	$916,030	$-	$(248,576)	$91,026

Operating limited partnership rents received in advance	(2,154)	-	112	-

Accrued partnership management fees not recognized (recognized) for tax purposes	(544,848)	-	204,984	96,888

Other	2,303,371	-	(622,784)	304,583

Operating limited partnership loss not allowed for financial reporting under equity method of accounting	(2,773,816)	-	(505,658)	(347,148)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(1,139,108)	-	(238,339)	(71,346)

Difference due to fiscal year for book purposes and calendar year for tax purposes	(2,142,641)	-	(19,983)	(198,219)

Income (loss) for tax return purposes, December 31, 2010	$(3,383,166)	$-	$(1,430,244)	$(124,216)

F-62

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO INCOME TAX RETURN (Continued)

For income tax purposes, the Partnership reports using a December 31 year-end. The Partnership’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2011 is reconciled as follows:

	Series 11	Series 12	Series 14
Net income (loss) for financial reporting purposes, March 31, 2011	$1,163,558	$190,337	$(280,315)

Operating limited partnership rents received in advance	-	(122)	(2,144)

Accrued partnership management fees not recognized (recognized) for tax purposes	(1,256,301)	138,792	270,789

Other	841,960	99,229	1,680,383

Operating limited partnership loss not allowed for financial reporting under equity method of accounting	(289,458)	(469,684)	(1,161,868)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(123,956)	(207,180)	(498,287)

Difference due to fiscal year for book purposes and calendar year for tax purposes	(852,933)	(359,097)	(712,409)

Income (loss) for tax return purposes, December 31, 2010	$(517,130)	$(607,725)	$(703,851)

F-63

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO INCOME TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statements purposes at March 31, 2012 are as follows:

	Total	Series 7	Series 9	Series 10

Investments in operating limited partnerships - tax return December 31, 2011	$(48,393,618)	$-	$(10,525,978)	$(5,088,117)

Add back losses not recognized under the equity method	32,626,477	-	6,554,370	3,477,406

Impairment loss in investments in operating limited partnerships	(3,521,265)	-	(369,919)	(457,341)

Less share of loss - three months ended March 31, 2012	(938,709)	-	-	-

Other	20,227,115	-	4,341,527	2,068,052

Investments in operating limited partnerships - as reported, March 31, 2012	$-	$-	$-	$-

F-64

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO INCOME TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statements purposes at March 31, 2012 are as follows:

	Series 11	Series 12	Series 14

Investments in operating limited partnerships - tax return December 31, 2011	$(6,882,763)	$(9,490,387)	$(16,406,373)

Add back losses not recognized under the equity method	4,552,756	6,646,523	11,395,422

Impairment loss in investments in operating limited partnerships	(282,491)	(185,348)	(2,226,166)

Less share of loss - three months ended March 31, 2012	-	(177,104)	(761,605)

Other	2,612,498	3,206,316	7,998,722

Investments in operating limited partnerships - as reported, March 31, 2012	$-	$-	$-

F-65

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

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

F-66

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO INCOME TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statements purposes at March 31, 2011 are as follows:

	Series 11	Series 12	Series 14

Investments in operating limited partnerships - tax return December 31, 2010	$(6,302,349)	$(9,131,923)	$(16,594,481)

Add back losses not recognized under the equity method	4,272,778	6,461,505	12,355,612

Impairment loss in investments in operating limited partnerships	(282,491)	(171,947)	(2,529,737)

Less share of loss - three months ended March 31, 2011	-	(177,104)	(807,754)

Other	2,312,062	3,019,469	7,576,360

Investments in operating limited partnerships - as reported, March 31, 2011	$-	$-	$-

F-67

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

NOTE E - SUBSEQUENT EVENTS

Subsequent to March 31, 2012, the Partnership has entered into an agreement to sell its interest in one operating limited partnership. The estimated sale price and other terms for the disposition of the operating limited partnership has been determined. The estimated proceed to be received for the operating limited partnership is $171,000. The estimated gain on sale of the operating limited partnership is $156,000, which is expected to be recognized in the first quarter of fiscal year 2013.

NOTE F - CONCENTRATION OF CREDIT RISK

The Partnership maintains its cash and cash equivalent balances in several accounts in various financial institutions. The balances are generally insured by the Federal Deposit Insurance Corporation (FDIC) up to specified limits by each institution. At times, the balances may exceed these insurance limits; however, the Partnership has not experienced any losses with respect to its balances in excess of FDIC insurance. Management believes that no significant concentration of credit risk with respect to these cash and cash equivalent balances exists as of March 31, 2012.

NOTE G - FAIR VALUE OF FINANCIAL INSTRUMENTS

As of March 31, 2012, the Partnership’s financial instruments relate to accounts payable - affiliates. Management has not disclosed the fair value of the financial instruments because determination of such fair value is deemed to be impractical. The accounts payable - affiliates are owed to affiliates of the Partnership. The unique nature of these financial instruments makes determination of any fair value impractical. See note B for disclosure of the carrying amount and terms of these financial instruments.

F-68