Form 10-K, Exhibit 13
period 2013-03-31
BOSTON CAPITAL TAX CREDIT FUND II LTD PARTNERSHIP
filed 2013-06-27
CIK 853566

FINANCIAL STATEMENTS AND

INDEPENDENT AUDITORS’ REPORT

BOSTON CAPITAL TAX CREDIT FUND II

LIMITED PARTNERSHIP -

SERIES 7, 9 THROUGH 12, AND 14

MARCH 31, 2013 AND 2012

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

We have audited the accompanying balance sheets of Boston Capital Tax Credit Fund II Limited Partnership - Series 7, Series 9 through 12, and Series 14 (the Partnership), in total and for each series, as of March 31, 2013, and the related statements of operations, partners’ capital (deficit) and cash flow for the total partnership and for each series for the year ended March 31, 2013. The Partnership’s management is responsible for these financial statements. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Partnership is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit of the financial statements provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Boston Capital Tax Credit Fund II Limited Partnership - Series 7, Series 9 through 12, and Series 14, in total and for each series, as of March 31, 2013, and the results of its operations and cash flows for the total partnership and for each series for the year ended March 31, 2013, in conformity with accounting principles generally accepted in the United States of America.

/s/ CohnReznick LLP

COHNREZNICK LLP

Bethesda, Maryland
June 27, 2013

F-3

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Partners

Boston Capital Tax Credit Fund II Limited Partnership

We have audited the accompanying balance sheets of Boston Capital Tax Credit Fund II Limited Partnership - Series 7, Series 9 through 12, and Series 14, in total and for each series, as of March 31, 2012, and the related statements of operations, changes in partners’ capital (deficit) and cash flows for the total partnership and for each of the series for year ended March 31, 2012. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The partnership has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Boston Capital Tax Credit Fund II L.P. - Series 7, Series 9 through 12, and Series 14, in total and for each series, as of March 31, 2012, and the results of its operations and its cash flows for the total partnership and for each of the series for the year ended March 31, 2012, in conformity with accounting principles generally accepted in the United States of America.

/s/ Reznick Group, P.C.

REZNICK GROUP, P.C.

Bethesda, Maryland
June 29, 2012

F-4

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

BALANCE SHEETS

March 31, 2013 and 2012

	Total
	2013	2012
ASSETS

OTHER ASSETS
Cash and cash equivalents	$1,025,100	$1,302,447
Other Assets	258,725	342,718

	$1,283,825	$1,645,165

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$44,400	$42,600
Accounts payable - affiliates	20,357,970	20,842,344
Capital contributions payable	169,974	169,974

	20,572,344	21,054,918
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 20,000,000 authorized beneficial assignee certificates (BAC), $10 stated value, 18,679,738 issued and 18,655,338 and 18,671,338 outstanding to the assignees at March 31, 2013 and 2012	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 18,679,738 issued and 18,655,338 and 18,671,338 outstanding at March 31, 2013 and 2012	(17,714,699)	(17,834,720)
General partner	(1,573,820)	(1,575,033)

	(19,288,519)	(19,409,753)

	$1,283,825	$1,645,165

(continued)

F-5

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

BALANCE SHEETS - CONTINUED

March 31, 2013 and 2012

Series 7
	2013	2012
ASSETS

OTHER ASSETS
Cash and cash equivalents	$-	$-
Other Assets	-	-

	$-	$-

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$-	$-
Accounts payable - affiliates	-	-
Capital contributions payable	-	-

	-	-
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 20,000,000 authorized beneficial assignee certificates (BAC), $10 stated value, 1,036,100 issued and outstanding to the assignees at March 31, 2013 and 2012	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 1,036,100 issued and outstanding at March 31, 2013 and 2012	(84,506)	(84,506)
General partner	84,506	84,506

	-	-

	$-	$-

(continued)

F-6

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

BALANCE SHEETS - CONTINUED

March 31, 2013 and 2012

	Series 9
	2013	2012
ASSETS

OTHER ASSETS
Cash and cash equivalents	$101,496	$316,051
Other Assets	-	-

	$101,496	$316,051

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$25,900	$35,000
Accounts payable - affiliates	6,393,853	6,676,676
Capital contributions payable	-	-

	6,419,753	6,711,676
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 20,000,000 authorized beneficial assignee certificates (BAC), $10 stated value, 4,178,029 issued and 4,171,729 and 4,176,329 outstanding to the assignees at March 31, 2013 and 2012	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 4,178,029 issued and 4,171,729 and 4,176,329 outstanding at March 31, 2013 and 2012	(5,920,237)	(5,996,831)
General partner	(398,020)	(398,794)

	(6,318,257)	(6,395,625)

	$101,496	$316,051

(continued)

F-7

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

BALANCE SHEETS - CONTINUED

March 31, 2013 and 2012

	Series 10
	2013	2012
ASSETS

OTHER ASSETS
Cash and cash equivalents	$222,664	$250,847
Other Assets	-	339,418

	$222,664	$590,265

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$5,000	$-
Accounts payable - affiliates	2,034,503	2,357,127
Capital contributions payable	-	-

	2,039,503	2,357,127
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 20,000,000 authorized beneficial assignee certificates (BAC), $10 stated value, 2,428,925 issued and 2,421,225 and 2,423,225 outstanding to the assignees at March 31, 2013 and 2012	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,428,925 issued and 2,421,225 and 2,423,225 outstanding at March 31, 2013 and 2012	(1,603,758)	(1,554,281)
General partner	(213,081)	(212,581)

	(1,816,839)	(1,766,862)

	$222,664	$590,265

(continued)

F-8

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

BALANCE SHEETS - CONTINUED

March 31, 2013 and 2012

	Series 11
	2013	2012
ASSETS

OTHER ASSETS
Cash and cash equivalents	$150,502	$205,808
Other Assets	101,525	-

	$252,027	$205,808

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$-	$-
Accounts payable - affiliates	1,067,392	998,760
Capital contributions payable	-	-

	1,067,392	998,760
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 20,000,000 authorized beneficial assignee certificates (BAC), $10 stated value, 2,489,599 issued and 2,488,499 and 2,489,599 outstanding to the assignees at March 31, 2013 and 2012	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,489,599 issued and 2,488,499 and 2,489,599 outstanding at March 31, 2013 and 2012	(592,527)	(570,338)
General partner	(222,838)	(222,614)

	(815,365)	(792,952)

	$252,027	$205,808

(continued)

F-9

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

BALANCE SHEETS - CONTINUED

March 31, 2013 and 2012

	Series 12
	2013	2012
ASSETS

OTHER ASSETS
Cash and cash equivalents	$182,782	$170,287
Other Assets	-	-

	$182,782	$170,287

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$7,500	$7,500
Accounts payable - affiliates	3,847,625	3,884,690
Capital contributions payable	9,241	9,241

	3,864,366	3,901,431
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 20,000,000 authorized beneficial assignee certificates (BAC), $10 stated value, 2,972,795 issued and 2,971,795 outstanding to the assignees at March 31, 2013 and 2012	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,972,795 issued and 2,971,795 outstanding at March 31, 2013 and 2012	(3,393,638)	(3,442,702)
General partner	(287,946)	(288,442)

	(3,681,584)	(3,731,144)

	$182,782	$170,287

(continued)

F-10

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

BALANCE SHEETS - CONTINUED

March 31, 2013 and 2012

	Series 14
	2013	2012
ASSETS

OTHER ASSETS
Cash and cash equivalents	$367,656	$359,454
Other Assets	157,200	3,300

	$524,856	$362,754

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$6,000	$100
Accounts payable - affiliates	7,014,597	6,925,091
Capital contributions payable	160,733	160,733

	7,181,330	7,085,924
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 20,000,000 authorized beneficial assignee certificates (BAC), $10 stated value, 5,574,290 issued and 5,565,990 and 5,574,290 outstanding to the assignees at March 31, 2013 and 2012	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 5,574,290 issued and 5,565,990 and 5,574,290 outstanding at March 31, 2013 and 2012	(6,120,033)	(6,186,062)
General partner	(536,441)	(537,108)

	(6,656,474)	(6,723,170)

	$524,856	$362,754

See notes to financial statements

F-11

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

STATEMENTS OF OPERATIONS

Years ended March 31, 2013 and 2012

	Total
	2013	2012
Income
Interest income	$1,314	$3,818
Miscellaneous income	26,839	18,255

	28,153	22,073

Share of income from operating limited partnerships	863,845	1,284,829

Expenses
Professional fees	138,830	141,425
Partnership management fee	512,179	666,597
General and administrative expenses	119,755	103,123

	770,764	911,145

NET INCOME (LOSS)	$121,234	$395,757

Net income (loss) allocated to general partner	$1,213	$3,958

Net income (loss) allocated to assignees	$120,021	$391,799

Net income (loss) per BAC	$0.01	$0.02

(continued)

F-12

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2013 and 2012

Series 7
	2013	2012
Income
Interest income	$-	$-
Miscellaneous income	-	-

Total income	-	-

Share of income from operating limited partnerships	-	-

Expenses
Professional fees	-	-
Partnership management fee	-	-
General and administrative expenses	-	-

	-	-

NET INCOME (LOSS)	$-	$-

Net income (loss) allocated to general partner	$-	$-

Net income (loss) allocated to assignees	$-	$-

Net income (loss) per BAC	$-	$-

(continued)

F-13

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2013 and 2012

	Series 9
	2013	2012
Income
Interest income	$249	$424
Miscellaneous income	682	330

Total income	931	754

Share of income from operating limited partnerships	215,680	278,008

Expenses
Professional fees	25,421	25,333
Partnership management fee	89,763	99,125
General and administrative expenses	24,059	30,254

	139,243	154,712

NET INCOME (LOSS)	$77,368	$124,050

Net income (loss) allocated to general partner	$774	$1,241

Net income (loss) allocated to assignees	$76,594	$122,809

Net income (loss) per BAC	$0.02	$0.03

(continued)

F-14

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2013 and 2012

	Series 10
	2013	2012
Income
Interest income	$270	$557
Miscellaneous income	3,790	3,718

Total income	4,060	4,275

Share of income from operating limited partnerships	67,526	338,168

Expenses
Professional fees	21,029	21,338
Partnership management fee	80,719	82,181
General and administrative expenses	19,815	15,257

	121,563	118,776

NET INCOME (LOSS)	$(49,977)	$223,667

Net income (loss) allocated to general partner	$(500)	$2,237

Net income (loss) allocated to assignees	$(49,477)	$221,430

Net income (loss) per BAC	$(0.02)	$0.09

(continued)

F-15

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2013 and 2012

	Series 11
	2013	2012
Income
Interest income	$172	$820
Miscellaneous income	5,019	3,020

Total income	5,191	3,840

Share of income from operating limited partnerships	101,525	54,381

Expenses
Professional fees	23,494	22,924
Partnership management fee	86,686	98,732
General and administrative expenses	18,949	14,550

	129,129	136,206

NET INCOME (LOSS)	$(22,413)	$(77,985)

Net income (loss) allocated to general partner	$(224)	$(780)

Net income (loss) allocated to assignees	$(22,189)	$(77,205)

Net income (loss) per BAC	$(0.01)	$(0.03)

(continued)

F-16

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2013 and 2012

	Series 12
	2013	2012
Income
Interest income	$203	$800
Miscellaneous income	1,188	1,300

Total income	1,391	2,100

Share of income from operating limited partnerships	160,100	44,097

Expenses
Professional fees	26,219	28,539
Partnership management fee	63,473	110,794
General and administrative expenses	22,239	17,087

	111,931	156,420

NET INCOME (LOSS)	$49,560	$(110,223)

Net income (loss) allocated to general partner	$496	$(1,102)

Net income (loss) allocated to assignees	$49,064	$(109,121)

Net income (loss) per BAC	$0.02	$(0.04)

(continued)

F-17

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2013 and 2012

	Series 14
	2013	2012
Income
Interest income	$420	$1,217
Miscellaneous income	16,160	9,887

Total income	16,580	11,104

Share of income from operating limited partnerships	319,014	570,175

Expenses
Professional fees	42,667	43,291
Partnership management fee	191,538	275,765
General and administrative expenses	34,693	25,975

	268,898	345,031

NET INCOME (LOSS)	$66,696	$236,248

Net income (loss) allocated to general partner	$667	$2,362

Net income (loss) allocated to assignees	$66,029	$233,886

Net income (loss) per BAC	$0.01	$0.04

See notes to financial statements

F-18

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT)

Years ended March 31, 2013 and 2012

Total	Assignees	General partner	Total

Partners’ capital (deficit), March 31, 2011	$(18,226,519)	$(1,578,991)	$(19,805,510)

Net income (loss)	391,799	3,958	395,757

Partners’ capital (deficit), March 31, 2012	(17,834,720)	(1,575,033)	(19,409,753)

Net income (loss)	120,021	1,213	121,234

Partners’ capital (deficit), March 31, 2013	$(17,714,699)	$(1,573,820)	$(19,288,519)

(continued)

F-19

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2013 and 2012

Series 7	Assignees	General partner	Total

Partners’ capital (deficit), March 31, 2011	$(84,506)	$84,506	$-

Net income (loss)	-	-	-

Partners’ capital (deficit), March 31, 2012	(84,506)	84,506	-

Net income (loss)	-	-	-

Partners’ capital (deficit), March 31, 2013	$(84,506)	$84,506	$-

Series 9	Assignees	General partner	Total

Partners’ capital (deficit), March 31, 2011	$(6,119,640)	$(400,035)	$(6,519,675)

Net income (loss)	122,809	1,241	124,050

Partners’ capital (deficit), March 31, 2012	(5,996,831)	(398,794)	(6,395,625)

Net income (loss)	76,594	774	77,368

Partners’ capital (deficit), March 31, 2013	$(5,920,237)	$(398,020)	$(6,318,257)

(continued)

F-20

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2013 and 2012

Series 10	Assignees	General partner	Total

Partners’ capital (deficit), March 31, 2011	$(1,775,711)	$(214,818)	$(1,990,529)

Net income (loss)	221,430	2,237	223,667

Partners’ capital (deficit), March 31, 2012	(1,554,281)	(212,581)	(1,766,862)

Net income (loss)	(49,477)	(500)	(49,977)

Partners’ capital (deficit), March 31, 2013	$(1,603,758)	$(213,081)	$(1,816,839)

Series 11	Assignees	General partner	Total

Partners’ capital (deficit), March 31, 2011	$(493,133)	$(221,834)	$(714,967)

Net income (loss)	(77,205)	(780)	(77,985)

Partners’ capital (deficit), March 31, 2012	(570,338)	(222,614)	(792,952)

Net income (loss)	(22,189)	(224)	(22,413)

Partners’ capital (deficit), March 31, 2013	$(592,527)	$(222,838)	$(815,365)

(continued)

F-21

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2013 and 2012

Series 12	Assignees	General partner	Total

Partners’ capital (deficit), March 31, 2011	$(3,333,581)	$(287,340)	$(3,620,921)

Net income (loss)	(109,121)	(1,102)	(110,223)

Partners’ capital (deficit), March 31, 2012	(3,442,702)	(288,442)	(3,731,144)

Net income (loss)	49,064	496	49,560

Partners’ capital (deficit), March 31, 2013	$(3,393,638)	$(287,946)	$(3,681,584)

Series 14	Assignees	General partner	Total

Partners’ capital (deficit), March 31, 2011	$(6,419,948)	$(539,470)	$(6,959,418)

Net income (loss)	233,886	2,362	236,248

Partners’ capital (deficit), March 31, 2012	(6,186,062)	(537,108)	(6,723,170)

Net income (loss)	66,029	667	66,696

Partners’ capital (deficit), March 31, 2013	$(6,120,033)	$(536,441)	$(6,656,474)

See notes to financial statements

F-22

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

STATEMENTS OF CASH FLOWS

Years ended March 31, 2013 and 2012

	Total
	2013	2012
Cash flows from operating activities
Net income (loss)	$121,234	$395,757
Adjustments to reconcile net income (loss) to net cash used in operating activities
Share of income from operating limited partnerships	(863,845)	(1,284,829)
Changes in assets and liabilities
Accounts payable and accrued expenses	1,800	5,000
Accounts payable - affiliates	(484,374)	(377,033)
Other assets	339,318	(339,418)

Net cash used in operating activities	(885,867)	(1,600,523)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	608,520	1,284,829

Net cash provided by investing activities	608,520	1,284,829

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(277,347)	(315,694)

Cash and cash equivalents, beginning	1,302,447	1,618,141

Cash and cash equivalents, end	$1,025,100	$1,302,447

(continued)

F-23

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2013 and 2012

Series 7
	2013	2012
Cash flows from operating activities
Net income (loss)	$-	$-
Adjustments to reconcile net income (loss) to net cash used in operating activities
Share of income from operating limited partnerships	-	-
Changes in assets and liabilities
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	-	-
Other assets	-	-

Net cash used in operating activities	-	-

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	-	-

Net cash provided by investing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	-	-

Cash and cash equivalents, beginning	-	-

Cash and cash equivalents, end	$-	$-

(continued)

F-24

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2013 and 2012

	Series 9
	2013	2012
Cash flows from operating activities
Net income (loss)	$77,368	$124,050
Adjustments to reconcile net income (loss) to net cash used in operating activities
Share of income from operating limited partnerships	(215,680)	(278,008)
Changes in assets and liabilities
Accounts payable and accrued expenses	(9,100)	35,000
Accounts payable - affiliates	(282,823)	85,445
Other assets	-	-

Net cash used in operating activities	(430,235)	(33,513)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	215,680	278,008

Net cash provided by investing activities	215,680	278,008

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(214,555)	244,495

Cash and cash equivalents, beginning	316,051	71,556

Cash and cash equivalents, end	$101,496	$316,051

(continued)

F-25

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2013 and 2012

	Series 10
	2013	2012
Cash flows from operating activities
Net income (loss)	$(49,977)	$223,667
Adjustments to reconcile net income (loss) to net cash used in operating activities
Share of income from operating limited partnerships	(67,526)	(338,168)
Changes in assets and liabilities
Accounts payable and accrued expenses	5,000	-
Accounts payable - affiliates	(322,624)	96,512
Other assets	339,418	(339,418)

Net cash used in operating activities	(95,709)	(357,407)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	67,526	338,168

Net cash provided by investing activities	67,526	338,168

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(28,183)	(19,239)

Cash and cash equivalents, beginning	250,847	270,086

Cash and cash equivalents, end	$222,664	$250,847

(continued)

F-26

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2013 and 2012

	Series 11
	2013	2012
Cash flows from operating activities
Net income (loss)	$(22,413)	$(77,985)
Adjustments to reconcile net income (loss) to net cash used in operating activities
Share of income from operating limited partnerships	(101,525)	(54,381)
Changes in assets and liabilities
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	68,632	(181,362)
Other assets	-	-

Net cash used in operating activities	(55,306)	(313,728)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	-	54,381

Net cash provided by investing activities	-	54,381

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(55,306)	(259,347)

Cash and cash equivalents, beginning	205,808	465,155

Cash and cash equivalents, end	$150,502	$205,808

(continued)

F-27

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2013 and 2012

	Series 12
	2013	2012
Cash flows from operating activities
Net income (loss)	$49,560	$(110,223)
Adjustments to reconcile net income (loss) to net cash used in operating activities
Share of income from operating limited partnerships	(160,100)	(44,097)
Changes in assets and liabilities
Accounts payable and accrued expenses	-	(30,000)
Accounts payable - affiliates	(37,065)	(169,476)
Other assets	-	-

Net cash used in operating activities	(147,605)	(353,796)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	160,100	44,097

Net cash provided by investing activities	160,100	44,097

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	12,495	(309,699)

Cash and cash equivalents, beginning	170,287	479,986

Cash and cash equivalents, end	$182,782	$170,287

(continued)

F-28

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2013 and 2012

	Series 14
	2013	2012
Cash flows from operating activities
Net income (loss)	$66,696	$236,248
Adjustments to reconcile net income (loss) to net cash used in operating activities
Share of income from operating limited partnerships	(319,014)	(570,175)
Changes in assets and liabilities
Accounts payable and accrued expenses	5,900	-
Accounts payable - affiliates	89,506	(208,152)
Other assets	(100)	-

Net cash used in operating activities	(157,012)	(542,079)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	165,214	570,175

Net cash provided by investing activities	165,214	570,175

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	8,202	28,096

Cash and cash equivalents, beginning	359,454	331,358

Cash and cash equivalents, end	$367,656	$359,454

See notes to financial statements

F-29

Boston Capital Tax Credit Fund II Limited Partnership

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS

March 31, 2013 and 2012

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

The BACs issued and outstanding in each series as of March 31, 2013 and 2012 are as follows:

	Issued		Outstanding
	2013	2012	2013	2012
Series 7	1,036,100	1,036,100	1,036,100	1,036,100
Series 9	4,178,029	4,178,029	4,171,729	4,176,329
Series 10	2,428,925	2,428,925	2,421,225	2,423,225
Series 11	2,489,599	2,489,599	2,488,499	2,489,599
Series 12	2,972,795	2,972,795	2,971,795	2,971,795
Series 14	5,574,290	5,574,290	5,565,990	5,574,290
TOTAL	18,679,738	18,679,738	18,655,338	18,671,338

In accordance with the limited partnership agreement, profits, losses, and cash flow (subject to certain priority allocations and distributions) and tax credits are allocated 99% to the assignees and 1% to the general partner.

F-30

Boston Capital Tax Credit Fund II Limited Partnership

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2013 and 2012

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Investments in Operating Limited Partnerships

After the investment account is reduced to zero, receivables due from the operating limited partnerships are decreased by the funds’ share of losses and, accordingly a valuation allowance is recorded against the receivables. Accordingly, the Partnership recorded a valuation allowance as follows:

	2013	2012
Series 7	$-	$-
Series 9	13,983	30,198
Series 10	5,443	5,443
Series 11	72,890	72,890
Series 12	86,870	86,870
Series 14	11,396	16,744
	$190,582	$212,145

The Partnership reviews its investment in operating limited partnerships for impairment whenever events or changes in circumstances indicate that the carrying amount of such investments may not be recoverable. Recoverability is measured by a comparison of the carrying amount of the sum of the total amount of the remaining tax credits and the estimated residual value of the investment. The Partnership also evaluates its intangibles for impairment in connection with its investments in operating limited partnerships. During the years ended March 31, 2013 and 2012, the Partnership did not record an impairment loss.

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

March 31, 2013 and 2012

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

March 31, 2013 and 2012

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

Income Taxes

The Partnership has elected to be treated as a pass-through entity for income tax purposes and, as such, is not subject to income taxes. Rather, all items of taxable income, deductions and tax credits are passed through to and are reported by its owners on their respective income tax returns.  The Partnership’s federal tax status as a pass-through entity is based on its legal status as a partnership. Accordingly, the Partnership is not required to take any tax positions in order to qualify as a pass-through entity. The Partnership is required to file and does file tax returns with the Internal Revenue Service and other taxing authorities. Accordingly, these financial statements do not reflect a provision for income taxes and the Partnership has no other tax positions which must be considered for disclosure. Income tax returns filed by the Partnership are subject to examination by the Internal Revenue Service for a period of three years. While no income tax returns are currently being examined by the Internal Revenue Service, tax years since 2009 remain open.

F-33

Boston Capital Tax Credit Fund II Limited Partnership

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2013 and 2012

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

Net Income (Loss) per Beneficial Assignee Certificate

Net income (loss) per beneficial assignee certificate is calculated based upon the weighted average number of units outstanding. The weighted average number of units outstanding in each series at March 31, 2013 and 2012 are as follows:

	2013	2012
Series 7	1,036,100	1,036,100
Series 9	4,174,796	4,176,329
Series 10	2,422,558	2,423,225
Series 11	2,489,232	2,489,599
Series 12	2,971,795	2,971,795
Series 14	5,571,523	5,574,290
TOTAL	18,666,004	18,671,338

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

March 31, 2013 and 2012

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Recent Accounting Changes

In May 2011, the Financial Accounting Standards Board ("FASB") issued an update to existing guidance related to fair value measurements on how to measure fair value and what disclosures to provide about fair value measurements. For fair value measurements categorized as level 3, a reporting entity should disclose quantitative information of the unobservable inputs and assumptions, a description of the valuation processes and narrative description of the sensitivity of the fair value to changes in unobservable inputs. This update is effective for interim and annual periods beginning after December 15, 2011. The adoption of this update did not materially affect the Partnership's financial statements.

Plan of Liquidation and Dissolution

On July 1, 2010, BAC Holders approved a Plan of Liquidation and Dissolution for the Partnership, (the “Plan”). Pursuant to the Plan, the general partner may, without further action by the BAC Holders, sell the remaining assets held by the Partnership. It was anticipated that the sale of all the apartment complexes would be completed sometime in 2012. However, because of numerous uncertainties, the liquidation may take longer than expected, and the final liquidating distribution may occur months after all of the apartment complexes have been sold. Because the liquidation of the Partnership was not imminent, as of March 31, 2013, the financial statements are presented assuming the Partnership will continue as a going concern.

F-35

Boston Capital Tax Credit Fund II Limited Partnership

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2013 and 2012

NOTE B - RELATED PARTY TRANSACTIONS

During the years ended March 31, 2013 and 2012, the Partnership entered into several transactions with various affiliates of the general partner, including Boston Capital Partners, Inc., Boston Capital Holdings Limited Partnership and Boston Capital Asset Management Limited Partnership, as follows:

Boston Capital Asset Management Limited Partnership is entitled to an annual partnership management fee based on .5% of the aggregate cost of all apartment complexes acquired by the operating limited partnerships, less the amount of certain partnership management and reporting fees paid or payable by the operating limited partnerships. The aggregate cost is comprised of the capital contributions made by each series to the operating limited partnerships and 99% of the permanent financing at the operating limited partnership level. The partnership management fees net of reporting fees incurred and the reporting fees paid by the Operating Partnerships for the years ended March 31, 2013 and 2012, are as follows:

F-36

Boston Capital Tax Credit Fund II Limited Partnership

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2013 and 2012

NOTE B - RELATED PARTY TRANSACTIONS (Continued)

	2013
	Gross Partnership Management Fee	Asset Management and Reporting Fee	Partnership Management Fee net of Asset Management and Reporting Fee
Series 7	$-	$-	$-
Series 9	108,121	18,358	89,763
Series 10	92,376	11,657	80,719
Series 11	118,632	31,946	86,686
Series 12	123,035	59,562	63,473
Series 14	277,720	86,182	191,538
	$719,884	$207,705	$512,179

	2012
	Gross Partnership Management Fee	Asset Management and Reporting Fee	Partnership Management Fee net of Asset Management and Reporting Fee
Series 7	$-	$-	$-
Series 9	170,445	71,320	99,125
Series 10	96,512	14,331	82,181
Series 11	118,638	19,906	98,732
Series 12	130,524	19,730	110,794
Series 14	341,848	66,083	275,765
	$857,967	$191,370	$666,597

F-37

Boston Capital Tax Credit Fund II Limited Partnership

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS – CONTINUED

March 31, 2013 and 2012

NOTE B - RELATED PARTY TRANSACTIONS (Continued)

The partnership management fees paid by the Partnership for the years ended March 31, 2013 and 2012 are as follows:

	2013	2012
Series 7	$-	$-
Series 9	390,944	85,000
Series 10	415,000	-
Series 11	50,000	300,000
Series 12	160,100	300,000
Series 14	188,214	550,000
TOTAL	$1,204,258	$1,235,000

All partnership management fees will be paid, without interest, from available cash flow or the proceeds of sales or refinancing of the Partnership's interests in operating limited partnerships. As of March 31, 2013 and 2012, total partnership management fees accrued were $20,204,782 and $20,689,156, respectively.

An affiliate of the general partner of the Partnership advanced funds to pay some operating expenses of the Partnership, and to make advances and/or loans to operating limited partnerships. These advances are included in accounts payable-affiliates. The total advances from the affiliate of the general partner to the operating limited partnerships as of March 31, 2013 and 2012 are as follows:

	2013	2012
Series 7	$-	$-
Series 9	-	-
Series 10	-	-
Series 11	-	-
Series 12	153,188	153,188
Series 14	-	-
TOTAL	$153,188	$153,188

All payables to affiliates will be paid, without interest, from available cash flow or the proceeds of sales or refinancing of the Partnership's interests in operating limited partnerships.

F-38

Boston Capital Tax Credit Fund II Limited Partnership

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS – CONTINUED

March 31, 2013 and 2012

NOTE B - RELATED PARTY TRANSACTIONS (Continued)

General and administrative expenses incurred by Boston Capital Partners, Inc., Boston Capital Holdings Limited Partnership and Boston Capital Asset Management Limited Partnership (BCAMLP) during the years ended March 31, 2013 and 2012 charged to each series’ operations are as follows:

	2013	2012
Series 7	$-	$-
Series 9	17,097	12,132
Series 10	15,830	10,600
Series 11	15,498	10,346
Series 12	17,492	11,703
Series 14	24,620	16,871
TOTAL	$90,537	$61,652

Accounts payable - affiliates at March 31, 2013 and 2012 represents general and administrative expenses, partnership management fees, and may include advances which are payable to Boston Capital Holdings Limited Partnership and Boston Capital Asset Management Limited Partnership.

F-39

Boston Capital Tax Credit Fund II Limited Partnership

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2013 and 2012

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS

At March 31, 2013 and 2012, the Partnership has limited partnership interests in operating limited partnerships which own operating apartment complexes. During the year ended March 31, 2013, the Partnership disposed of its operating limited partnership interest in six, one, one, two, and fourteen of the operating limited partnerships owned by Series 9, Series 10, Series 11, Series 12 and Series 14, respectively. During the year ended March 31, 2012, the Partnership disposed of its operating limited partnership interest in six, one, and five of the operating limited partnerships owned by Series 9, Series 10, and Series 14, respectively. The number of operating limited partnerships in which the Partnership has limited partnership interests at March 31, 2013 and 2012 by series is as follows:

	2013	2012
Series 7	-	-
Series 9	12	18
Series 10	14	15
Series 11	15	16
Series 12	21	23
Series 14	32	46
TOTAL	94	118

F-40

Boston Capital Tax Credit Fund II Limited Partnership

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2013 and 2012

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (CONTINUED)

During the year ended March 31, 2013 the Partnership disposed of twenty-four of the operating limited partnerships. In addition the Partnership received additional proceeds from two operating limited partnerships disposed of in the prior year. A summary of the dispositions by Series for March 31, 2013 is as follows:

	Operating	Sale of
	Partnership	Underlying	Partnership
	Interest	Operating	Proceeds from	Gain on
	Transferred	Partnership	Disposition*	Disposition
Series 7	-	-	$-	$-
Series 9	5	1	215,680	215,680
Series 10	1	-	67,526	67,526
Series 11	1	-	-	101,525
Series 12	1	1	160,100	160,100
Series 14	13	1	165,214	319,014
Total	21	3	$608,520	$863,845

* Partnership proceeds from disposition does not include $101,525 and $153,800 recorded as a receivable as of March 31, 2013 for Series 11 and Series 14, respectively.

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

March 31, 2013 and 2012

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

The contributions payable to operating limited partnerships at March 31, 2013 and 2012 by series are as follows:

	2013	2012
Series 7	$-	$-
Series 9	-	-
Series 10	-	-
Series 11	-	-
Series 12	9,241	9,241
Series 14	160,733	160,733
TOTAL	$169,974	$169,974

F-42

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2013 and 2012

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Partnership’s investments in operating limited partnerships at March 31, 2013 are summarized as follows:

Total
Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$28,120,004

Acquisition costs of operating limited partnerships	3,948,286

Cumulative distributions from operating limited partnerships	(177,101)

Cumulative impairment loss in investments in operating limited partnerships	(2,545,068)

Cumulative losses from operating limited partnerships	(29,346,121)

Investments in operating limited partnerships per balance sheets	-

The Partnership (has recorded) has not recorded capital contributions to the operating limited partnerships during the year ended March 31, 2013, which (have not) have been included in the Partnerships’ capital account included in the operating limited partnerships’ financial statements as of December 31, 2012 (see note A).	(139,775)

The Partnership has recorded acquisition costs at March 31, 2013, which have not been recorded in the net assets of the operating limited partnerships (see note A).	(264,054)

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	655,610

Equity in losses from operating limited partnerships not recognizable under the equity method of accounting (see note A).	(28,772,360)

The Partnership has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	346,239

Cumulative impairment loss in investments in operating limited partnerships	2,545,068

Other	574,810

Equity per operating limited partnerships’ combined financial statements	$(25,054,462)

F-43

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2013 and 2012

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Partnership’s investments in operating limited partnerships at March 31, 2013 are summarized as follows:

	Series 7	Series 9	Series 10

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$-	$3,325,904	$3,452,486

Acquisition costs of operating limited partnerships	-	492,293	349,011

Cumulative distributions from operating limited partnerships	-	(13,146)	(31,287)

Cumulative impairment loss in investments in operating limited partnerships	-	(151,618)	(457,341)

Cumulative losses from operating limited partnerships	-	(3,653,433)	(3,312,869)

Investments in operating limited partnerships per balance sheets	-	-	-

F-44

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2013 and 2012

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 7	Series 9	Series 10

The Partnership (has recorded) has not recorded capital contributions to the operating limited partnerships during the year ended March 31, 2013, which (have not) have been included in the Partnerships’ capital account included in the operating limited partnerships’ financial statements as of December 31, 2012 (see note A).	-	-	-

The Partnership has recorded acquisition costs at March 31, 2013, which have not been recorded in the net assets of the operating limited partnerships (see note A).	-	(24,042)	-

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	-	-	-

Equity in losses from operating limited partnerships not recognizable under the equity method of accounting (see note A).	-	(4,753,015)	(3,593,274)

The Partnership has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	-	26,232	24,187

Cumulative impairment loss in investments in operating limited partnerships	-	151,618	457,341

Other	-	151,588	124,182

Equity per operating limited partnerships’ combined financial statements	$-	$(4,447,619)	$(2,987,564)

F-45

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2013 and 2012

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Partnership’s investments in operating limited partnerships at March 31, 2013 are summarized as follows:

	Series 11	Series 12	Series 14

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$5,266,357	$4,633,863	$11,441,394

Acquisition costs of operating limited partnerships	727,835	557,807	1,821,340

Cumulative distributions from operating limited partnerships	(54,407)	(6,661)	(71,600)

Cumulative impairment loss in investments in operating limited partnerships	(282,491)	(102,414)	(1,551,204)

Cumulative losses from operating limited partnerships	(5,657,294)	(5,082,595)	(11,639,930)

Investments in operating limited partnerships per balance sheets	-	-	-

F-46

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2013 and 2012

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 11	Series 12	Series 14

The Partnership (has recorded) has not recorded capital contributions to the operating limited partnerships during the year ended March 31, 2013, which (have not) have been included in the Partnerships’ capital account included in the operating limited partnerships’ financial statements as of December 31, 2012 (see note A).	-	-	(139,775)

The Partnership has recorded acquisition costs at March 31, 2013, which have not been recorded in the net assets of the operating limited partnerships (see note A).	(6,867)	(17,229)	(215,916)

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	-	158,916	496,694

Equity in losses from operating limited partnerships not recognizable under the equity method of accounting (see note A).	(4,915,654)	(6,302,487)	(9,207,930)

The Partnership has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	101,163	151,809	42,848

Cumulative impairment loss in investments in operating limited partnerships	282,491	102,414	1,551,204

Other	389,689	32,248	(122,897)

Equity per operating limited partnerships’ combined financial statements	$(4,149,178)	$(5,874,329)	$(7,595,772)

F-47

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2013 and 2012

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

March 31, 2013 and 2012

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

March 31, 2013 and 2012

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

March 31, 2013 and 2012

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

March 31, 2013 and 2012

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

March 31, 2013 and 2012

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 7, 9 through 12, and 14 hold an interest at December 31, 2012 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS

	Total	Series 7	Series 9	Series 10
ASSETS

Buildings and improvements, net of accumulated depreciation	$52,759,294	$-	$7,339,901	$8,216,329
Land	6,221,583	-	811,122	842,100
Other assets	15,056,927	-	1,665,488	2,274,134

	$74,037,804	$-	$9,816,511	$11,332,563

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$92,899,945	$-	$13,864,502	$13,333,411
Accounts payable and accrued expenses	1,480,071	-	341,316	176,198
Other liabilities	5,320,626	-	1,009,005	279,352

	99,700,642	-	15,214,823	13,788,961
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund II Limited Partnership	(25,054,462)	-	(4,447,619)	(2,987,564)
Other partners	(608,376)	-	(950,693)	531,166

	(25,662,838)	-	(5,398,312)	(2,456,398)

	$74,037,804	$-	$9,816,511	$11,332,563

F-53

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2013 and 2012

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 7, 9 through 12, and 14 hold an interest at December 31, 2012 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

	Series 11	Series 12	Series 14
ASSETS

Buildings and improvements, net of accumulated depreciation	$9,599,155	$9,135,874	$18,468,035
Land	1,129,949	1,269,569	2,168,843
Other assets	3,784,986	3,031,505	4,300,814

	$14,514,090	$13,436,948	$24,937,692

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$17,481,475	$18,324,111	$29,896,446
Accounts payable and accrued expenses	212,701	225,478	524,378
Other liabilities	1,005,836	1,046,483	1,979,950

	18,700,012	19,596,072	32,400,774
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund II Limited Partnership	(4,149,178)	(5,874,329)	(7,595,772)
Other partners	(36,744)	(284,795)	132,690

	(4,185,922)	(6,159,124)	(7,463,082)

	$14,514,090	$13,436,948	$24,937,692

F-54

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2013 and 2012

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

March 31, 2013 and 2012

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

March 31, 2013 and 2012

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2012 in which Series 7, 9 through 12, and 14 hold an interest as of December 31, 2012 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

Year ended December 31, 2012

	Total	Series 7	Series 9	Series 10
Revenue
Rental	$19,380,979	$-	$2,410,059	$2,641,593
Interest and other	413,317	-	54,547	52,691

	19,794,296	-	2,464,606	2,694,284
Expenses
Interest	2,653,242	-	347,672	258,227
Depreciation and amortization	4,657,323	-	602,197	684,980
Taxes and insurance	2,504,995	-	328,407	377,193
Repairs and maintenance	4,739,327	-	601,911	675,873
Operating expenses	6,762,914	-	797,005	915,327
Other expenses	321,714	-	34,634	42,833

	21,639,515	-	2,711,826	2,954,433

NET INCOME (LOSS)	$(1,845,219)	$-	$(247,220)	$(260,149)

Net loss allocated to Boston Capital Tax Credit Fund II Limited Partnership*	$(1,878,168)	$-	$(213,903)	$(236,913)

Net income (loss) allocated to other partners	$32,949	$-	$(33,317)	$(23,236)

*	Amounts include $0, $213,903, $236,913, $420,925, $244,848 and $761,579 for Series 7, Series 9, Series 10, Series 11, Series 12 and Series 14, respectively, of loss not recognized under the equity method of accounting as described in note A.

F-57

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2013 and 2012

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2012 in which Series 7, 9 through 12, and 14 hold an interest as of December 31, 2012 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS - CONTINUED

Year ended December 31, 2012

	Series 11	Series 12	Series 14
Revenue
Rental	$4,021,144	$3,639,962	$6,668,221
Interest and other	56,560	110,174	139,345

	4,077,704	3,750,136	6,807,566
Expenses
Interest	555,153	555,635	936,555
Depreciation and amortization	1,003,462	814,483	1,552,201
Taxes and insurance	529,192	444,991	825,212
Repairs and maintenance	990,527	813,473	1,657,543
Operating expenses	1,429,536	1,195,524	2,425,522
Other expenses	37,084	98,802	108,361

	4,544,954	3,922,908	7,505,394

NET INCOME (LOSS)	$(467,250)	$(172,772)	$(697,828)

Net loss allocated to Boston Capital Tax Credit Fund II Limited Partnership*	$(420,925)	$(244,848)	$(761,579)

Net income (loss) allocated to other partners	$(46,325)	$72,076	$63,751

*	Amounts include $0, $213,903, $236,913, $420,925, $244,848 and $761,579 for Series 7, Series 9, Series 10, Series 11, Series 12 and Series 14, respectively, of loss not recognized under the equity method of accounting as described in note A.

F-58

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2013 and 2012

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

March 31, 2013 and 2012

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

March 31, 2013 and 2012

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO INCOME TAX RETURN

For income tax purposes, the Partnership reports using a December 31 year-end. The Partnership’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2013 is reconciled as follows:

	Total	Series 7	Series 9	Series 10
Net income (loss) for financial reporting purposes, March 31, 2013	$121,234	$-	$77,368	$(49,977)

Operating limited partnership rents received in advance	(135)	-	-	-

Accrued partnership management fees not recognized (recognized) for tax purposes	(484,374)	-	(282,823)	(322,624)

Other	13,461,378	-	4,392,444	314,785

Operating limited partnership loss not allowed for financial reporting under equity method of accounting	(1,878,168)	-	(213,903)	(236,913)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(615,198)	-	(108,871)	(93,265)

Difference due to fiscal year for book purposes and calendar year for tax purposes	(738,533)	-	(179,592)	(82,932)

Income (loss) for tax return purposes, December 31, 2012	$9,866,204	$-	$3,684,623	$(470,926)

F-61

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2013 and 2012

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO INCOME TAX RETURN (Continued)

For income tax purposes, the Partnership reports using a December 31 year-end. The Partnership’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2013 is reconciled as follows:

	Series 11	Series 12	Series 14
Net income (loss) for financial reporting purposes, March 31, 2013	$(22,413)	$49,560	$66,696

Operating limited partnership rents received in advance	-	-	(135)

Accrued partnership management fees not recognized (recognized) for tax purposes	68,632	(37,065)	89,506

Other	50,084	1,738,153	6,965,912

Operating limited partnership loss not allowed for financial reporting under equity method of accounting	(420,925)	(244,848)	(761,579)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(70,011)	(132,852)	(210,199)

Difference due to fiscal year for book purposes and calendar year for tax purposes	(109,056)	(11,606)	(355,347)

Income (loss) for tax return purposes, December 31, 2012	$(503,689)	$1,361,342	$5,794,854

F-62

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2013 and 2012

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

March 31, 2013 and 2012

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

March 31, 2013 and 2012

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO INCOME TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statements purposes at March 31, 2013 are as follows:

	Total	Series 7	Series 9	Series 10

Investments in operating limited partnerships - tax return December 31, 2012	$(38,413,564)	$-	$(6,647,910)	$(5,453,975)

Add back losses not recognized under the equity method	28,772,360	-	4,753,015	3,593,274

Impairment loss in investments in operating limited partnerships	(2,545,068)	-	(151,618)	(457,341)

Less share of loss - three months ended March 31, 2013	(655,610)	-	-	-

Other	12,841,882	-	2,046,513	2,318,042

Investments in operating limited partnerships - as reported, March 31, 2013	$-	$-	$-	$-

F-65

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2013 and 2012

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO INCOME TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statements purposes at March 31, 2013 are as follows:

	Series 11	Series 12	Series 14

Investments in operating limited partnerships - tax return December 31, 2012	$(7,323,615)	$(8,290,033)	$(10,698,031)

Add back losses not recognized under the equity method	4,915,654	6,302,487	9,207,930

Impairment loss in investments in operating limited partnerships	(282,491)	(102,414)	(1,551,204)

Less share of loss - three months ended March 31, 2013	-	(158,916)	(496,694)

Other	2,690,452	2,248,876	3,537,999

Investments in operating limited partnerships - as reported, March 31, 2013	$-	$-	$-

F-66

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2013 and 2012

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

March 31, 2013 and 2012

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

F-68

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2013 and 2012

NOTE E - SUBSEQUENT EVENTS

Subsequent to March 31, 2013, the Partnership has entered into an agreement to sell 50% of its interest in one operating limited partnership. The estimated sale price and other terms for the disposition of the operating limited partnership has been determined. The estimated proceed to be received for the operating limited partnership is $18,810. The estimated gain on partial sale of the operating limited partnership is $13,810, which is expected to be recognized in the first quarter of fiscal year 2014.

NOTE F - CONCENTRATION OF CREDIT RISK

The Partnership maintains its cash and cash equivalent balances in several accounts in various financial institutions. The balances are generally insured by the Federal Deposit Insurance Corporation (FDIC) up to specified limits by each institution. At times, the balances may exceed these insurance limits; however, the Partnership has not experienced any losses with respect to its balances in excess of FDIC insurance. Management believes that no significant concentration of credit risk with respect to these cash and cash equivalent balances exists as of March 31, 2013.

NOTE G - FAIR VALUE OF FINANCIAL INSTRUMENTS

As of March 31, 2013, the Partnership’s financial instruments relate to accounts payable - affiliates. Management has not disclosed the fair value of the financial instruments because determination of such fair value is deemed to be impractical. The accounts payable - affiliates are owed to affiliates of the Partnership. The unique nature of these financial instruments makes determination of any fair value impractical. See note B for disclosure of the carrying amount and terms of these financial instruments.

F-69