Form 10-K, Exhibit 13
period 2014-03-31
BOSTON CAPITAL TAX CREDIT FUND II LTD PARTNERSHIP
filed 2014-06-20
CIK 853566

FINANCIAL STATEMENTS AND

INDEPENDENT AUDITORS’ REPORT

BOSTON CAPITAL TAX CREDIT FUND II

LIMITED PARTNERSHIP -

SERIES 7, 9 THROUGH 12, AND 14

MARCH 31, 2014 AND 2013

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

We have audited the accompanying balance sheets of Boston Capital Tax Credit Fund II Limited Partnership - Series 7, Series 9 through Series 12, and Series 14 (the "Partnership"), in total and for each series, as of March 31, 2014 and 2013, and the related statements of operations, partners' capital (deficit) and cash flows for the total Partnership and for each series for each of the years in the two-year period ended March 31, 2014. The Partnership's management is responsible for these financial statements. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Partnership is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Partnership's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Boston Capital Tax Credit Fund II Limited Partnership - Series 7, Series 9 through Series 12, and Series 14, in total and for each series, as of March 31, 2014 and 2013, and the results of its operations and its cash flows for the total Partnership and for each series for each of the years in the two-year period ended March 31, 2014, in conformity with accounting principles generally accepted in the United States of America.

/s/ CohnReznick LLP

COHNREZNICK LLP

Bethesda, Maryland

June 20, 2014

F-3

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

BALANCE SHEETS

March 31, 2014 and 2013

	Total
	2014	2013
ASSETS

OTHER ASSETS
Cash and cash equivalents	$1,095,990	$1,025,100
Other assets	2,200	258,725

	$1,098,190	$1,283,825

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$7,600	$44,400
Accounts payable - affiliates	18,642,893	20,357,970
Capital contributions payable	169,974	169,974

	18,820,467	20,572,344
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 20,000,000 authorized beneficial assignee certificates (BAC), $10 stated value per BAC, 18,679,738 issued to the assignees at March 31, 2014 and 2013	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 18,679,738 issued and 18,631,538 and 18,655,338 outstanding at March 31, 2014 and 2013	(16,166,104)	(17,714,699)
General partner	(1,556,173)	(1,573,820)

	(17,722,277)	(19,288,519)

	$1,098,190	$1,283,825

(continued)

F-4

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

BALANCE SHEETS - CONTINUED

March 31, 2014 and 2013

Series 7
	2014	2013
ASSETS

OTHER ASSETS
Cash and cash equivalents	$-	$-
Other assets	-	-

	$-	$-

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$-	$-
Accounts payable - affiliates	-	-
Capital contributions payable	-	-

	-	-
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 20,000,000 authorized beneficial assignee certificates (BAC), $10 stated value per BAC, 1,036,100 issued to the assignees at March 31, 2014 and 2013	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 1,036,100 issued and outstanding at March 31, 2014 and 2013	(84,506)	(84,506)
General partner	84,506	84,506

	-	-

	$-	$-

(continued)

F-5

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

BALANCE SHEETS - CONTINUED

March 31, 2014 and 2013

	Series 9
	2014	2013
ASSETS

OTHER ASSETS
Cash and cash equivalents	$120,474	$101,496
Other assets	-	-

	$120,474	$101,496

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$-	$25,900
Accounts payable - affiliates	6,476,381	6,393,853
Capital contributions payable	-	-

	6,476,381	6,419,753
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 20,000,000 authorized beneficial assignee certificates (BAC), $10 stated value per BAC, 4,178,029 issued to the assignees at March 31, 2014 and 2013	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 4,178,029 issued and 4,164,929 and 4,171,729 outstanding at March 31, 2014 and 2013	(5,957,510)	(5,920,237)
General partner	(398,397)	(398,020)

	(6,355,907)	(6,318,257)

	$120,474	$101,496

(continued)

F-6

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

BALANCE SHEETS - CONTINUED

March 31, 2014 and 2013

	Series 10
	2014	2013
ASSETS

OTHER ASSETS
Cash and cash equivalents	$146,318	$222,664
Other assets	-	-

	$146,318	$222,664

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$-	$5,000
Accounts payable - affiliates	1,789,031	2,034,503
Capital contributions payable	-	-

	1,789,031	2,039,503
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 20,000,000 authorized beneficial assignee certificates (BAC), $10 stated value per BAC, 2,428,925 issued to the assignees at March 31, 2014 and 2013	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,428,925 issued and 2,421,225 outstanding at March 31, 2014 and 2013	(1,431,373)	(1,603,758)
General partner	(211,340)	(213,081)

	(1,642,713)	(1,816,839)

	$146,318	$222,664

(continued)

F-7

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

BALANCE SHEETS - CONTINUED

March 31, 2014 and 2013

	Series 11
	2014	2013
ASSETS

OTHER ASSETS
Cash and cash equivalents	$156,017	$150,502
Other assets	-	101,525

	$156,017	$252,027

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$-	$-
Accounts payable - affiliates	1,066,642	1,067,392
Capital contributions payable	-	-

	1,066,642	1,067,392
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 20,000,000 authorized beneficial assignee certificates (BAC), $10 stated value per BAC, 2,489,599 issued to the assignees at March 31, 2014 and 2013	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,489,599 issued and 2,486,499 and 2,488,499 outstanding at March 31, 2014 and 2013	(686,834)	(592,527)
General partner	(223,791)	(222,838)

	(910,625)	(815,365)

	$156,017	$252,027

(continued)

F-8

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

BALANCE SHEETS - CONTINUED

March 31, 2014 and 2013

	Series 12
	2014	2013
ASSETS

OTHER ASSETS
Cash and cash equivalents	$297,212	$182,782
Other assets	-	-

	$297,212	$182,782

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$-	$7,500
Accounts payable - affiliates	3,275,921	3,847,625
Capital contributions payable	9,241	9,241

	3,285,162	3,864,366
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 20,000,000 authorized beneficial assignee certificates (BAC), $10 stated value per BAC, 2,972,795 issued to the assignees at March 31, 2014 and 2013	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,972,795 issued and 2,966,795 and 2,971,795 outstanding at March 31, 2014 and 2013	(2,706,940)	(3,393,638)
General partner	(281,010)	(287,946)

	(2,987,950)	(3,681,584)

	$297,212	$182,782

(continued)

F-9

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

BALANCE SHEETS - CONTINUED

March 31, 2014 and 2013

	Series 14
	2014	2013
ASSETS

OTHER ASSETS
Cash and cash equivalents	$375,969	$367,656
Other assets	2,200	157,200

	$378,169	$524,856

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$7,600	$6,000
Accounts payable - affiliates	6,034,918	7,014,597
Capital contributions payable	160,733	160,733

	6,203,251	7,181,330
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 20,000,000 authorized beneficial assignee certificates (BAC), $10 stated value per BAC, 5,574,290 issued to the assignees at March 31, 2014 and 2013	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 5,574,290 issued and 5,555,990 and 5,565,990 outstanding at March 31, 2014 and 2013	(5,298,941)	(6,120,033)
General partner	(526,141)	(536,441)

	(5,825,082)	(6,656,474)

	$378,169	$524,856

See notes to financial statements

F-10

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

STATEMENTS OF OPERATIONS

Years ended March 31, 2014 and 2013

	Total
	2014	2013
Income
Interest income	$1,263	$1,314
Miscellaneous income	36,121	26,839

	37,384	28,153

Share of income from operating limited partnerships	2,331,584	863,845

Expenses
Professional fees	146,822	138,830
Partnership management fee	350,343	512,179
General and administrative expenses	106,926	119,755

	604,091	770,764

NET INCOME (LOSS)	$1,764,877	$121,234

Net income (loss) allocated to general partner	$17,647	$1,213

Net income (loss) allocated to assignees	$1,747,230	$120,021

Net income (loss) per BAC	$0.09	$0.01

(continued)

F-11

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2014 and 2013

Series 7
	2014	2013
Income
Interest income	$-	$-
Miscellaneous income	-	-

Total income	-	-

Share of income from operating limited partnerships	-	-

Expenses
Professional fees	-	-
Partnership management fee	-	-
General and administrative expenses	-	-

	-	-

NET INCOME (LOSS)	$-	$-

Net income (loss) allocated to general partner	$-	$-

Net income (loss) allocated to assignees	$-	$-

Net income (loss) per BAC	$-	$-

(continued)

F-12

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2014 and 2013

	Series 9
	2014	2013
Income
Interest income	$118	$249
Miscellaneous income	-	682

Total income	118	931

Share of income from operating limited partnerships	81,372	215,680

Expenses
Professional fees	25,791	25,421
Partnership management fee	72,639	89,763
General and administrative expenses	20,710	24,059

	119,140	139,243

NET INCOME (LOSS)	$(37,650)	$77,368

Net income (loss) allocated to general partner	$(377)	$774

Net income (loss) allocated to assignees	$(37,273)	$76,594

Net income (loss) per BAC	$(0.01)	$0.02

(continued)

F-13

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2014 and 2013

	Series 10
	2014	2013
Income
Interest income	$199	$270
Miscellaneous income	10,350	3,790

Total income	10,549	4,060

Share of income from operating limited partnerships	250,276	67,526

Expenses
Professional fees	21,040	21,029
Partnership management fee	48,410	80,719
General and administrative expenses	17,249	19,815

	86,699	121,563

NET INCOME (LOSS)	$174,126	$(49,977)

Net income (loss) allocated to general partner	$1,741	$(500)

Net income (loss) allocated to assignees	$172,385	$(49,477)

Net income (loss) per BAC	$0.07	$(0.02)

(continued)

F-14

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2014 and 2013

	Series 11
	2014	2013
Income
Interest income	$164	$172
Miscellaneous income	6,895	5,019

Total income	7,059	5,191

Share of income from operating limited partnerships	13,811	101,525

Expenses
Professional fees	24,450	23,494
Partnership management fee	74,939	86,686
General and administrative expenses	16,741	18,949

	116,130	129,129

NET INCOME (LOSS)	$(95,260)	$(22,413)

Net income (loss) allocated to general partner	$(953)	$(224)

Net income (loss) allocated to assignees	$(94,307)	$(22,189)

Net income (loss) per BAC	$(0.04)	$(0.01)

(continued)

F-15

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2014 and 2013

	Series 12
	2014	2013
Income
Interest income	$285	$203
Miscellaneous income	1,188	1,188

Total income	1,473	1,391

Share of income from operating limited partnerships	784,434	160,100

Expenses
Professional fees	26,225	26,219
Partnership management fee	45,775	63,473
General and administrative expenses	20,273	22,239

	92,273	111,931

NET INCOME (LOSS)	$693,634	$49,560

Net income (loss) allocated to general partner	$6,936	$496

Net income (loss) allocated to assignees	$686,698	$49,064

Net income (loss) per BAC	$0.23	$0.02

(continued)

F-16

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2014 and 2013

	Series 14
	2014	2013
Income
Interest income	$497	$420
Miscellaneous income	17,688	16,160

Total income	18,185	16,580

Share of income from operating limited partnerships	1,201,691	319,014

Expenses
Professional fees	49,316	42,667
Partnership management fee	108,580	191,538
General and administrative expenses	31,953	34,693

	189,849	268,898

NET INCOME (LOSS)	$1,030,027	$66,696

Net income (loss) allocated to general partner	$10,300	$667

Net income (loss) allocated to assignees	$1,019,727	$66,029

Net income (loss) per BAC	$0.18	$0.01

See notes to financial statements

F-17

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT)

Years ended March 31, 2014 and 2013

Total	Assignees	General partner	Total

Partners’ capital (deficit), March 31, 2012	$(17,834,720)	$(1,575,033)	$(19,409,753)

Net income (loss)	120,021	1,213	121,234

Partners’ capital (deficit), March 31, 2013	(17,714,699)	(1,573,820)	(19,288,519)

Net income (loss)	1,747,230	17,647	1,764,877

Distributions	(198,635)	-	(198,635)

Partners’ capital (deficit), March 31, 2014	$(16,166,104)	$(1,556,173)	$(17,722,277)

(continued)

F-18

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2014 and 2013

Series 7	Assignees	General partner	Total

Partners’ capital (deficit), March 31, 2012	$(84,506)	$84,506	$-

Net income (loss)	-	-	-

Partners’ capital (deficit), March 31, 2013	(84,506)	84,506	-

Net income (loss)	-	-	-

Distributions	-	-	-

Partners’ capital (deficit), March 31, 2014	$(84,506)	$84,506	$-

Series 9	Assignees	General partner	Total

Partners’ capital (deficit), March 31, 2012	$(5,996,831)	$(398,794)	$(6,395,625)

Net income (loss)	76,594	774	77,368

Partners’ capital (deficit), March 31, 2013	(5,920,237)	(398,020)	(6,318,257)

Net income (loss)	(37,273)	(377)	(37,650)

Distributions	-	-	-

Partners’ capital (deficit), March 31, 2014	$(5,957,510)	$(398,397)	$(6,355,907)

(continued)

F-19

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2014 and 2013

Series 10	Assignees	General partner	Total

Partners’ capital (deficit), March 31, 2012	$(1,554,281)	$(212,581)	$(1,766,862)

Net income (loss)	(49,477)	(500)	(49,977)

Partners’ capital (deficit), March 31, 2013	(1,603,758)	(213,081)	(1,816,839)

Net income (loss)	172,385	1,741	174,126

Distributions	-	-	-

Partners’ capital (deficit), March 31, 2014	$(1,431,373)	$(211,340)	$(1,642,713)

Series 11	Assignees	General partner	Total

Partners’ capital (deficit), March 31, 2012	$(570,338)	$(222,614)	$(792,952)

Net income (loss)	(22,189)	(224)	(22,413)

Partners’ capital (deficit), March 31, 2013	(592,527)	(222,838)	(815,365)

Net income (loss)	(94,307)	(953)	(95,260)

Distributions	-	-	-

Partners’ capital (deficit), March 31, 2014	$(686,834)	$(223,791)	$(910,625)

(continued)

F-20

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2014 and 2013

Series 12	Assignees	General partner	Total

Partners’ capital (deficit), March 31, 2012	$(3,442,702)	$(288,442)	$(3,731,144)

Net income (loss)	49,064	496	49,560

Partners’ capital (deficit), March 31, 2013	(3,393,638)	(287,946)	(3,681,584)

Net income (loss)	686,698	6,936	693,634

Distributions	-	-	-

Partners’ capital (deficit), March 31, 2014	$(2,706,940)	$(281,010)	$(2,987,950)

Series 14	Assignees	General partner	Total

Partners’ capital (deficit), March 31, 2012	$(6,186,062)	$(537,108)	$(6,723,170)

Net income (loss)	66,029	667	66,696

Partners’ capital (deficit), March 31, 2013	(6,120,033)	(536,441)	(6,656,474)

Net income (loss)	1,019,727	10,300	1,030,027

Distributions	(198,635)	-	(198,635)

Partners’ capital (deficit), March 31, 2014	$(5,298,941)	$(526,141)	$(5,825,082)

See notes to financial statements

F-21

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

STATEMENTS OF CASH FLOWS

Years ended March 31, 2014 and 2013

	Total
	2014	2013
Cash flows from operating activities
Net income (loss)	$1,764,877	$121,234
Adjustments to reconcile net income (loss) to net cash used in operating activities
Share of income from operating limited partnerships	(2,331,584)	(863,845)
Changes in assets and liabilities
Accounts payable and accrued expenses	(36,800)	1,800
Accounts payable - affiliates	(1,715,077)	(484,374)
Other assets	1,200	339,318

Net cash used in operating activities	(2,317,384)	(885,867)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	2,586,909	608,520

Net cash provided by investing activities	2,586,909	608,520

Cash flows from financing activities
Distributions paid to assignees	(198,635)	-

Net cash used in financing activities	(198,635)	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	70,890	(277,347)

Cash and cash equivalents, beginning	1,025,100	1,302,447

Cash and cash equivalents, end	$1,095,990	$1,025,100

(continued)

F-22

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2014 and 2013

Series 7
	2014	2013
Cash flows from operating activities
Net income (loss)	$-	$-
Adjustments to reconcile net income (loss) to net cash used in operating activities
Share of income from operating limited partnerships	-	-
Changes in assets and liabilities
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	-	-
Other assets	-	-

Net cash used in operating activities	-	-

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	-	-

Net cash provided by investing activities	-	-

Cash flows from financing activities
Distributions paid to assignees	-	-

Net cash used in financing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	-	-

Cash and cash equivalents, beginning	-	-

Cash and cash equivalents, end	$-	$-

(continued)

F-23

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2014 and 2013

	Series 9
	2014	2013
Cash flows from operating activities
Net income (loss)	$(37,650)	$77,368
Adjustments to reconcile net income (loss) to net cash used in operating activities
Share of income from operating limited partnerships	(81,372)	(215,680)
Changes in assets and liabilities
Accounts payable and accrued expenses	(25,900)	(9,100)
Accounts payable - affiliates	82,528	(282,823)
Other assets	-	-

Net cash used in operating activities	(62,394)	(430,235)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	81,372	215,680

Net cash provided by investing activities	81,372	215,680

Cash flows from financing activities
Distributions paid to assignees	-	-

Net cash used in financing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	18,978	(214,555)

Cash and cash equivalents, beginning	101,496	316,051

Cash and cash equivalents, end	$120,474	$101,496

(continued)

F-24

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2014 and 2013

	Series 10
	2014	2013
Cash flows from operating activities
Net income (loss)	$174,126	$(49,977)
Adjustments to reconcile net income (loss) to net cash used in operating activities
Share of income from operating limited partnerships	(250,276)	(67,526)
Changes in assets and liabilities
Accounts payable and accrued expenses	(5,000)	5,000
Accounts payable - affiliates	(245,472)	(322,624)
Other assets	-	339,418

Net cash used in operating activities	(326,622)	(95,709)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	250,276	67,526

Net cash provided by investing activities	250,276	67,526

Cash flows from financing activities
Distributions paid to assignees	-	-

Net cash used in financing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(76,346)	(28,183)

Cash and cash equivalents, beginning	222,664	250,847

Cash and cash equivalents, end	$146,318	$222,664

(continued)

F-25

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2014 and 2013

	Series 11
	2014	2013
Cash flows from operating activities
Net income (loss)	$(95,260)	$(22,413)
Adjustments to reconcile net income (loss) to net cash used in operating activities
Share of income from operating limited partnerships	(13,811)	(101,525)
Changes in assets and liabilities
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	(750)	68,632
Other assets	-	-

Net cash used in operating activities	(109,821)	(55,306)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	115,336	-

Net cash provided by investing activities	115,336	-

Cash flows from financing activities
Distributions paid to assignees	-	-

Net cash used in financing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	5,515	(55,306)

Cash and cash equivalents, beginning	150,502	205,808

Cash and cash equivalents, end	$156,017	$150,502

(continued)

F-26

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2014 and 2013

	Series 12
	2014	2013
Cash flows from operating activities
Net income (loss)	$693,634	$49,560
Adjustments to reconcile net income (loss) to net cash used in operating activities
Share of income from operating limited partnerships	(784,434)	(160,100)
Changes in assets and liabilities
Accounts payable and accrued expenses	(7,500)	-
Accounts payable - affiliates	(571,704)	(37,065)
Other assets	-	-

Net cash used in operating activities	(670,004)	(147,605)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	784,434	160,100

Net cash provided by investing activities	784,434	160,100

Cash flows from financing activities
Distributions paid to assignees	-	-

Net cash used in financing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	114,430	12,495

Cash and cash equivalents, beginning	182,782	170,287

Cash and cash equivalents, end	$297,212	$182,782

(continued)

F-27

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2014 and 2013

	Series 14
	2014	2013
Cash flows from operating activities
Net income (loss)	$1,030,027	$66,696
Adjustments to reconcile net income (loss) to net cash used in operating activities
Share of income from operating limited partnerships	(1,201,691)	(319,014)
Changes in assets and liabilities
Accounts payable and accrued expenses	1,600	5,900
Accounts payable - affiliates	(979,679)	89,506
Other assets	1,200	(100)

Net cash used in operating activities	(1,148,543)	(157,012)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	1,355,491	165,214

Net cash provided by investing activities	1,355,491	165,214

Cash flows from financing activities
Distributions paid to assignees	(198,635)	-

Net cash used in financing activities	(198,635)	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	8,313	8,202

Cash and cash equivalents, beginning	367,656	359,454

Cash and cash equivalents, end	$375,969	$367,656

See notes to financial statements

F-28

Boston Capital Tax Credit Fund II Limited Partnership

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS

March 31, 2014 and 2013

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

The BACs issued and outstanding in each series as of March 31, 2014 and 2013 are as follows:

	Issued		Outstanding
	2014	2013	2014	2013
Series 7	1,036,100	1,036,100	1,036,100	1,036,100
Series 9	4,178,029	4,178,029	4,164,929	4,171,729
Series 10	2,428,925	2,428,925	2,421,225	2,421,225
Series 11	2,489,599	2,489,599	2,486,499	2,488,499
Series 12	2,972,795	2,972,795	2,966,795	2,971,795
Series 14	5,574,290	5,574,290	5,555,990	5,565,990
TOTAL	18,679,738	18,679,738	18,631,538	18,655,338

In accordance with the limited partnership agreement, profits, losses, and cash flow (subject to certain priority allocations and distributions) and tax credits are allocated 99% to the assignees and 1% to the general partner.

F-29

Boston Capital Tax Credit Fund II Limited Partnership

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2014 and 2013

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Investments in Operating Limited Partnerships

After the investment account is reduced to zero, receivables due from the operating limited partnerships are decreased by the funds’ share of losses and, accordingly a valuation allowance is recorded against the receivables. Accordingly, the Partnership recorded a valuation allowance as follows:

	2014	2013
Series 7	$-	$-
Series 9	13,983	13,983
Series 10	5,443	5,443
Series 11	72,890	72,890
Series 12	70,546	86,870
Series 14	9,517	11,396
	$172,379	$190,582

The Partnership reviews its investment in operating limited partnerships for impairment whenever events or changes in circumstances indicate that the carrying amount of such investments may not be recoverable. Recoverability is measured by a comparison of the carrying amount of the sum of the total amount of the remaining tax credits and the estimated residual value of the investment. The Partnership also evaluates its intangibles for impairment in connection with its investments in operating limited partnerships. During the years ended March 31, 2014 and 2013, the Partnership did not record an impairment loss.

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

March 31, 2014 and 2013

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

March 31, 2014 and 2013

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

Income Taxes

The Partnership has elected to be treated as a pass-through entity for income tax purposes and, as such, is not subject to income taxes. Rather, all items of taxable income, deductions and tax credits are passed through to and are reported by its owners on their respective income tax returns.  The Partnership’s federal tax status as a pass-through entity is based on its legal status as a partnership. Accordingly, the Partnership is not required to take any tax positions in order to qualify as a pass-through entity. The Partnership is required to file and does file tax returns with the Internal Revenue Service and other taxing authorities. Accordingly, these financial statements do not reflect a provision for income taxes and the Partnership has no other tax positions which must be considered for disclosure. Income tax returns filed by the Partnership are subject to examination by the Internal Revenue Service for a period of three years. While no income tax returns are currently being examined by the Internal Revenue Service, tax years since 2010 remain open.

F-32

Boston Capital Tax Credit Fund II Limited Partnership

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2014 and 2013

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

Net Income (Loss) per Beneficial Assignee Certificate

Net income (loss) per beneficial assignee certificate is calculated based upon the weighted average number of units outstanding. The weighted average number of units outstanding in each series at March 31, 2014 and 2013 are as follows:

	2014	2013
Series 7	1,036,100	1,036,100
Series 9	4,169,462	4,174,796
Series 10	2,421,225	2,422,558
Series 11	2,487,832	2,489,232
Series 12	2,970,128	2,971,795
Series 14	5,562,657	5,571,523
TOTAL	18,647,404	18,666,004

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

March 31, 2014 and 2013

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Plan of Liquidation and Dissolution

On July 1, 2010, BAC Holders approved a Plan of Liquidation and Dissolution for the Partnership, (the “Plan”). Pursuant to the Plan, the general partner may, without further action by the BAC Holders, sell the remaining assets held by the Partnership. It was anticipated that the sale of all the apartment complexes would be completed sometime in 2012. However, because of numerous uncertainties, the liquidation may take longer than expected, and the final liquidating distribution may occur months after all of the apartment complexes have been sold. Because the liquidation of the Partnership was not imminent, as of March 31, 2014, the financial statements are presented assuming the Partnership will continue as a going concern.

F-34

Boston Capital Tax Credit Fund II Limited Partnership

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2014 and 2013

NOTE B - RELATED PARTY TRANSACTIONS

During the years ended March 31, 2014 and 2013, the Partnership entered into several transactions with various affiliates of the general partner, including Boston Capital Partners, Inc., Boston Capital Holdings Limited Partnership and Boston Capital Asset Management Limited Partnership, as follows:

Boston Capital Asset Management Limited Partnership is entitled to an annual partnership management fee based on .5% of the aggregate cost of all apartment complexes acquired by the operating limited partnerships, less the amount of certain partnership management and reporting fees paid or payable by the operating limited partnerships. The aggregate cost is comprised of the capital contributions made by each series to the operating limited partnerships and 99% of the permanent financing at the operating limited partnership level. The partnership management fees net of reporting fees incurred and the reporting fees paid by the Operating Partnerships for the years ended March 31, 2014 and 2013, are as follows:

F-35

Boston Capital Tax Credit Fund II Limited Partnership

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2014 and 2013

NOTE B - RELATED PARTY TRANSACTIONS (Continued)

	2014
	Gross Partnership Management Fee	Asset Management and Reporting Fee	Partnership Management Fee net of Asset Management and Reporting Fee
Series 7	$-	$-	$-
Series 9	82,528	9,889	72,639
Series 10	72,329	23,919	48,410
Series 11	114,585	39,646	74,939
Series 12	91,199	45,424	45,775
Series 14	182,096	73,516	108,580
	$542,737	$192,394	$350,343

	2013
	Gross Partnership Management Fee	Asset Management and Reporting Fee	Partnership Management Fee net of Asset Management and Reporting Fee
Series 7	$-	$-	$-
Series 9	108,121	18,358	89,763
Series 10	92,376	11,657	80,719
Series 11	118,632	31,946	86,686
Series 12	123,035	59,562	63,473
Series 14	277,720	86,182	191,538
	$719,884	$207,705	$512,179

F-36

Boston Capital Tax Credit Fund II Limited Partnership

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2014 and 2013

NOTE B - RELATED PARTY TRANSACTIONS (Continued)

The partnership management fees paid by the Partnership for the years ended March 31, 2014 and 2013 are as follows:

	2014	2013
Series 7	$-	$-
Series 9	-	390,944
Series 10	317,801	415,000
Series 11	115,335	50,000
Series 12	662,903	160,100
Series 14	1,161,775	188,214
TOTAL	$2,257,814	$1,204,258

All partnership management fees will be paid, without interest, from available cash flow or the proceeds of sales or refinancing of the Partnership's interests in operating limited partnerships. As of March 31, 2014 and 2013, total partnership management fees accrued were $18,489,705 and $20,204,782, respectively.

An affiliate of the general partner of the Partnership advanced funds to pay some operating expenses of the Partnership, and to make advances and/or loans to operating limited partnerships. These advances are included in accounts payable-affiliates. The total advances from the affiliate of the general partner to the operating limited partnerships as of March 31, 2014 and 2013 are as follows:

	2014	2013
Series 7	$-	$-
Series 9	-	-
Series 10	-	-
Series 11	-	-
Series 12	153,188	153,188
Series 14	-	-
TOTAL	$153,188	$153,188

All payables to affiliates will be paid, without interest, from available cash flow or the proceeds of sales or refinancing of the Partnership's interests in operating limited partnerships.

F-37

Boston Capital Tax Credit Fund II Limited Partnership

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2014 and 2013

NOTE B - RELATED PARTY TRANSACTIONS (Continued)

General and administrative expenses incurred by Boston Capital Partners, Inc., Boston Capital Holdings Limited Partnership and Boston Capital Asset Management Limited Partnership (BCAMLP) during the years ended March 31, 2014 and 2013 charged to each series’ operations are as follows:

	2014	2013
Series 7	$-	$-
Series 9	12,860	17,097
Series 10	11,365	15,830
Series 11	11,638	15,498
Series 12	12,913	17,492
Series 14	17,951	24,620
TOTAL	$66,727	$90,537

Accounts payable - affiliates at March 31, 2014 and 2013 represents general and administrative expenses, partnership management fees, and may include advances which are payable to Boston Capital Holdings Limited Partnership and Boston Capital Asset Management Limited Partnership.

F-38

Boston Capital Tax Credit Fund II Limited Partnership

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2014 and 2013

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS

At March 31, 2014 and 2013, the Partnership has limited partnership interests in operating limited partnerships which own operating apartment complexes. During the year ended March 31, 2014, the Partnership disposed of its operating limited partnership interest in two, five, eight, and three of the operating limited partnerships owned by Series 9, Series 10, Series 12 and Series 14, respectively. During the year ended March 31, 2013, the Partnership disposed of its operating limited partnership interest in six, one, one, two, and fourteen of the operating limited partnerships owned by Series 9, Series 10, Series 11, Series 12 and Series 14, respectively. The number of operating limited partnerships in which the Partnership has limited partnership interests at March 31, 2014 and 2013 by series is as follows:

	2014	2013
Series 7	-	-
Series 9	10	12
Series 10	9	14
Series 11	15	15
Series 12	13	21
Series 14	29	32
TOTAL	76	94

F-39

Boston Capital Tax Credit Fund II Limited Partnership

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2014 and 2013

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (CONTINUED)

During the year ended March 31, 2014 the Partnership disposed of eighteen of the operating limited partnerships and a partial sale of one operating limited partnership. A summary of the dispositions by Series for March 31, 2014 is as follows:

	Operating	Sale of
	Partnership	Underlying	Partnership
	Interest	Operating	Proceeds from	Gain on
	Transferred	Partnership	Disposition*	Disposition
Series 7	-	-	$-	$-
Series 9	2	-	81,372	81,372
Series 10	4	1	250,276	250,276
Series 11	-	-	115,336	13,811
Series 12	6	2	784,434	784,434
Series 14	2	1	1,355,491	1,201,691
Total	14	4	$2,586,909	$2,331,584

* Partnership proceeds from disposition include $101,525 and $153,800 recorded as a receivable as of March 31, 2013 for Series 11 and Series 14, respectively.

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

March 31, 2014 and 2013

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

The contributions payable to operating limited partnerships at March 31, 2014 and 2013 by series are as follows:

	2014	2013
Series 7	$-	$-
Series 9	-	-
Series 10	-	-
Series 11	-	-
Series 12	9,241	9,241
Series 14	160,733	160,733
TOTAL	$169,974	$169,974

F-41

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2014 and 2013

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Partnership’s investments in operating limited partnerships at March 31, 2014 are summarized as follows:

Total
Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$21,606,463

Acquisition costs of operating limited partnerships	2,958,280

Cumulative distributions from operating limited partnerships	(162,887)

Cumulative impairment loss in investments in operating limited partnerships	(2,314,771)

Cumulative losses from operating limited partnerships	(22,087,085)

Investments in operating limited partnerships per balance sheets	-

The Partnership (has recorded) has not recorded capital contributions to the operating limited partnerships during the year ended March 31, 2014, which (have not) have been included in the Partnerships’ capital account included in the operating limited partnerships’ financial statements as of December 31, 2013 (see note A).	(139,775)

The Partnership has recorded acquisition costs at March 31, 2014, which have not been recorded in the net assets of the operating limited partnerships (see note A).	(264,054)

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	514,213

Equity in losses from operating limited partnerships not recognizable under the equity method of accounting (see note A).	(23,128,112)

The Partnership has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	260,175

Cumulative impairment loss in investments in operating limited partnerships	2,314,771

Other	467,263

Equity per operating limited partnerships’ combined financial statements	$(19,975,519)

F-42

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2014 and 2013

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Partnership’s investments in operating limited partnerships at March 31, 2014 are summarized as follows:

	Series 7	Series 9	Series 10

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$-	$2,881,634	$2,534,511

Acquisition costs of operating limited partnerships	-	439,410	224,951

Cumulative distributions from operating limited partnerships	-	(6,471)	(30,409)

Cumulative impairment loss in investments in operating limited partnerships	-	(151,618)	(252,659)

Cumulative losses from operating limited partnerships	-	(3,162,955)	(2,476,394)

Investments in operating limited partnerships per balance sheets	-	-	-

F-43

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2014 and 2013

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 7	Series 9	Series 10

The Partnership (has recorded) has not recorded capital contributions to the operating limited partnerships during the year ended March 31, 2014, which (have not) have been included in the Partnerships’ capital account included in the operating limited partnerships’ financial statements as of December 31, 2013 (see note A).	-	-	-

The Partnership has recorded acquisition costs at March 31, 2014, which have not been recorded in the net assets of the operating limited partnerships (see note A).	-	(24,042)	-

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	-	-	-

Equity in losses from operating limited partnerships not recognizable under the equity method of accounting (see note A).	-	(3,765,371)	(2,653,102)

The Partnership has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	-	26,232	17,930

Cumulative impairment loss in investments in operating limited partnerships	-	151,618	252,659

Other	-	102,475	106,885

Equity per operating limited partnerships’ combined financial statements	$-	$(3,509,088)	$(2,275,628)

F-44

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2014 and 2013

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Partnership’s investments in operating limited partnerships at March 31, 2014 are summarized as follows:

	Series 11	Series 12	Series 14

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$5,266,357	$2,830,174	$8,093,787

Acquisition costs of operating limited partnerships	727,835	344,161	1,221,923

Cumulative distributions from operating limited partnerships	(54,407)	-	(71,600)

Cumulative impairment loss in investments in operating limited partnerships	(282,491)	(62,060)	(1,565,943)

Cumulative losses from operating limited partnerships	(5,657,294)	(3,112,275)	(7,678,167)

Investments in operating limited partnerships per balance sheets	-	-	-

F-45

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2014 and 2013

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 11	Series 12	Series 14

The Partnership (has recorded) has not recorded capital contributions to the operating limited partnerships during the year ended March 31, 2014, which (have not) have been included in the Partnerships’ capital account included in the operating limited partnerships’ financial statements as of December 31, 2013 (see note A).	-	-	(139,775)

The Partnership has recorded acquisition costs at March 31, 2014, which have not been recorded in the net assets of the operating limited partnerships (see note A).	(6,867)	(17,229)	(215,916)

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	-	130,802	383,411

Equity in losses from operating limited partnerships not recognizable under the equity method of accounting (see note A).	(5,203,502)	(3,720,151)	(7,785,986)

The Partnership has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	101,163	73,881	40,969

Cumulative impairment loss in investments in operating limited partnerships	282,491	62,060	1,565,943

Other	383,351	14,341	(139,789)

Equity per operating limited partnerships’ combined financial statements	$(4,443,364)	$(3,456,296)	$(6,291,143)

F-46

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2014 and 2013

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

March 31, 2014 and 2013

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

March 31, 2014 and 2013

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

March 31, 2014 and 2013

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

March 31, 2014 and 2013

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

March 31, 2014 and 2013

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 7, 9 through 12, and 14 hold an interest at December 31, 2013 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS

	Total	Series 7	Series 9	Series 10
ASSETS

Buildings and improvements, net of accumulated depreciation	$38,658,729	$-	$6,036,817	$5,605,085
Land	4,838,581	-	701,722	647,900
Other assets	13,387,285	-	1,703,897	1,790,592

	$56,884,595	$-	$8,442,436	$8,043,577

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$72,598,867	$-	$11,736,943	$9,589,691
Accounts payable and accrued expenses	999,273	-	215,213	110,879
Other liabilities	4,257,997	-	1,006,904	255,498

	77,856,137	-	12,959,060	9,956,068
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund II Limited Partnership	(19,975,519)	-	(3,509,088)	(2,275,628)
Other partners	(996,023)	-	(1,007,536)	363,137

	(20,971,542)	-	(4,516,624)	(1,912,491)

	$56,884,595	$-	$8,442,436	$8,043,577

F-52

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2014 and 2013

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 7, 9 through 12, and 14 hold an interest at December 31, 2013 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

	Series 11	Series 12	Series 14
ASSETS

Buildings and improvements, net of accumulated depreciation	$8,777,230	$5,596,917	$12,642,680
Land	1,129,949	786,703	1,572,307
Other assets	3,975,774	2,053,804	3,863,218

	$13,882,953	$8,437,424	$18,078,205

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$17,199,735	$11,198,036	$22,874,462
Accounts payable and accrued expenses	188,876	191,875	292,430
Other liabilities	979,822	899,478	1,116,295

	18,368,433	12,289,389	24,283,187
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund II Limited Partnership	(4,443,364)	(3,456,296)	(6,291,143)
Other partners	(42,116)	(395,669)	86,161

	(4,485,480)	(3,851,965)	(6,204,982)

	$13,882,953	$8,437,424	$18,078,205

F-53

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2014 and 2013

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

March 31, 2014 and 2013

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

March 31, 2014 and 2013

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2013 in which Series 7, 9 through 12, and 14 hold an interest as of December 31, 2013 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

Year ended December 31, 2013

	Total	Series 7	Series 9	Series 10
Revenue
Rental	$15,656,000	$-	$2,055,809	$1,987,174
Interest and other	313,630	-	39,037	43,319

	15,969,630	-	2,094,846	2,030,493
Expenses
Interest	1,810,220	-	211,231	186,509
Depreciation and amortization	3,816,962	-	514,857	534,421
Taxes and insurance	2,026,785	-	280,775	304,409
Repairs and maintenance	3,785,689	-	493,532	432,117
Operating expenses	5,381,747	-	680,801	683,712
Other expenses	201,621	-	19,720	33,032

	17,023,024	-	2,200,916	2,174,200

NET INCOME (LOSS)	$(1,053,394)	$-	$(106,070)	$(143,707)

Net loss allocated to Boston Capital Tax Credit Fund II Limited Partnership*	$(1,286,395)	$-	$(88,096)	$(170,438)

Net income (loss) allocated to other partners	$233,001	$-	$(17,974)	$26,731

*	Amounts include $0, $88,096, $170,438, $322,392, $211,967 and $493,502 for Series 7, Series 9, Series 10, Series 11, Series 12 and Series 14, respectively, of loss not recognized under the equity method of accounting as described in note A.

F-56

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2014 and 2013

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2013 in which Series 7, 9 through 12, and 14 hold an interest as of December 31, 2013 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS - CONTINUED

Year ended December 31, 2013

	Series 11	Series 12	Series 14
Revenue
Rental	$4,061,143	$2,401,366	$5,150,508
Interest and other	64,247	55,386	111,641

	4,125,390	2,456,752	5,262,149
Expenses
Interest	514,431	331,562	566,487
Depreciation and amortization	1,003,228	523,977	1,240,479
Taxes and insurance	542,904	305,561	593,136
Repairs and maintenance	932,418	656,852	1,270,770
Operating expenses	1,347,005	798,804	1,871,425
Other expenses	36,637	44,243	67,989

	4,376,623	2,660,999	5,610,286

NET INCOME (LOSS)	$(251,233)	$(204,247)	$(348,137)

Net loss allocated to Boston Capital Tax Credit Fund II Limited Partnership*	$(322,392)	$(211,967)	$(493,502)

Net income (loss) allocated to other partners	$71,159	$7,720	$145,365

*	Amounts include $0, $88,096, $170,438, $322,392, $211,967 and $493,502 for Series 7, Series 9, Series 10, Series 11, Series 12 and Series 14, respectively, of loss not recognized under the equity method of accounting as described in note A.

F-57

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2014 and 2013

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

March 31, 2014 and 2013

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

March 31, 2014 and 2013

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO INCOME TAX RETURN

For income tax purposes, the Partnership reports using a December 31 year-end. The Partnership’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2014 is reconciled as follows:

	Total	Series 7	Series 9	Series 10
Net income (loss) for financial reporting purposes, March 31, 2014	$1,764,877	$-	$(37,650)	$174,126

Operating limited partnership rents received in advance	60	-	-	-

Accrued partnership management fees not recognized (recognized) for tax purposes	(1,715,077)	-	82,528	(245,472)

Other	12,100,950	-	1,243,667	2,338,708

Operating limited partnership loss not allowed for financial reporting under equity method of accounting	(1,286,395)	-	(88,096)	(170,438)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(516,404)	-	(76,130)	(76,814)

Difference due to fiscal year for book purposes and calendar year for tax purposes	(2,648,947)	-	(122,360)	(260,155)

Income (loss) for tax return purposes, December 31, 2013	$7,699,064	$-	$1,001,959	$1,759,955

F-60

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2014 and 2013

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO INCOME TAX RETURN (Continued)

For income tax purposes, the Partnership reports using a December 31 year-end. The Partnership’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2014 is reconciled as follows:

	Series 11	Series 12	Series 14
Net income (loss) for financial reporting purposes, March 31, 2014	$(95,260)	$693,634	$1,030,027

Operating limited partnership rents received in advance	-	60	-

Accrued partnership management fees not recognized (recognized) for tax purposes	(750)	(571,704)	(979,679)

Other	890,187	4,232,114	3,396,274

Operating limited partnership loss not allowed for financial reporting under equity method of accounting	(322,392)	(211,967)	(493,502)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(85,332)	(88,950)	(189,178)

Difference due to fiscal year for book purposes and calendar year for tax purposes	(4,984)	(923,136)	(1,338,312)

Income (loss) for tax return purposes, December 31, 2013	$381,469	$3,130,051	$1,425,630

F-61

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2014 and 2013

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

March 31, 2014 and 2013

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

March 31, 2014 and 2013

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO INCOME TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statements purposes at March 31, 2014 are as follows:

	Total	Series 7	Series 9	Series 10

Investments in operating limited partnerships - tax return December 31, 2013	$(30,447,522)	$-	$(5,659,111)	$(3,680,320)

Add back losses not recognized under the equity method	23,128,112	-	3,765,371	2,653,102

Impairment loss in investments in operating limited partnerships	(2,314,771)	-	(151,618)	(252,659)

Less share of loss - three months ended March 31, 2014	(514,213)	-	-	-

Other	10,148,394	-	2,045,358	1,279,877

Investments in operating limited partnerships - as reported, March 31, 2014	$-	$-	$-	$-

F-64

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2014 and 2013

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO INCOME TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statements purposes at March 31, 2014 are as follows:

	Series 11	Series 12	Series 14

Investments in operating limited partnerships - tax return December 31, 2013	$(6,956,487)	$(5,005,354)	$(9,146,250)

Add back losses not recognized under the equity method	5,203,502	3,720,151	7,785,986

Impairment loss in investments in operating limited partnerships	(282,491)	(62,060)	(1,565,943)

Less share of loss - three months ended March 31, 2014	-	(130,802)	(383,411)

Other	2,035,476	1,478,065	3,309,618

Investments in operating limited partnerships - as reported, March 31, 2014	$-	$-	$-

F-65

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2014 and 2013

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

March 31, 2014 and 2013

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

F-67

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2014 and 2013

NOTE E - SUBSEQUENT EVENTS

Subsequent to March 31, 2014, the Partnership has entered into an agreement to transfer 50.01% of its interest in one operating limited partnership. The estimated transfer price and other terms for the disposition of the operating limited partnership has been determined. The proceeds received for the operating limited partnership is $190. The gain on the transfer of the operating limited partnership is $190 and was recognized in the first quarter of fiscal year 2015.

NOTE F - CONCENTRATION OF CREDIT RISK

The Partnership maintains its cash and cash equivalent balances in several accounts in various financial institutions. The balances are generally insured by the Federal Deposit Insurance Corporation (FDIC) up to specified limits by each institution. At times, the balances may exceed these insurance limits; however, the Partnership has not experienced any losses with respect to its balances in excess of FDIC insurance. Management believes that no significant concentration of credit risk with respect to these cash and cash equivalent balances exists as of March 31, 2014.

NOTE G - FAIR VALUE OF FINANCIAL INSTRUMENTS

As of March 31, 2014, the Partnership’s financial instruments relate to accounts payable - affiliates. Management has not disclosed the fair value of the financial instruments because determination of such fair value is deemed to be impractical. The accounts payable - affiliates are owed to affiliates of the Partnership. The unique nature of these financial instruments makes determination of any fair value impractical. See note B for disclosure of the carrying amount and terms of these financial instruments.

F-68