Form 10-K, Exhibit 13
period 2015-03-31
BOSTON CAPITAL TAX CREDIT FUND II LTD PARTNERSHIP
filed 2015-06-25
CIK 853566

Exhibit 13

FINANCIAL STATEMENTS AND

INDEPENDENT AUDITORS’ REPORT

BOSTON CAPITAL TAX CREDIT FUND II

LIMITED PARTNERSHIP -

SERIES 7, 9 THROUGH 12, AND 14

MARCH 31, 2015 AND 2014

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

We have audited the accompanying balance sheets of Boston Capital Tax Credit Fund II Limited Partnership - Series 7, Series 9 through Series 12, and Series 14 (the "Partnership"), in total and for each series, as of March 31, 2015 and 2014, and the related statements of operations, partners' capital (deficit) and cash flows for the total Partnership and for each series for each of the years in the two-year period ended March 31, 2015. The Partnership's management is responsible for these financial statements. Our responsibility is to express an opinion on these financial statements based on our audits.

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

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Boston Capital Tax Credit Fund II Limited Partnership - Series 7, Series 9 through Series 12, and Series 14, in total and for each series, as of March 31, 2015 and 2014, and the results of its operations and its cash flows for the total Partnership and for each series for each of the years in the two-year period ended March 31, 2015, in conformity with accounting principles generally accepted in the United States of America.

/s/ CohnReznick LLP

COHNREZNICK LLP

Bethesda, Maryland

June 25, 2015

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

BALANCE SHEETS

March 31, 2015 and 2014

	Total
	2015	2014
ASSETS

OTHER ASSETS
Cash and cash equivalents	$1,682,834	$1,095,990
Other assets	2,200	2,200

	$1,685,034	$1,098,190

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$12,600	$7,600
Accounts payable - affiliates	15,075,966	18,642,893
Capital contributions payable	169,974	169,974

	15,258,540	18,820,467
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 20,000,000 authorized beneficial assignee certificates (BAC), $10 stated value per BAC, 18,679,738 issued to the assignees at March 31, 2015 and 2014	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 18,679,738 issued and 18,588,788 and 18,631,538 outstanding at March 31, 2015 and 2014	(12,058,821)	(16,166,104)
General partner	(1,514,685)	(1,556,173)

	(13,573,506)	(17,722,277)

	$1,685,034	$1,098,190

(continued)

F-4

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

BALANCE SHEETS - CONTINUED

March 31, 2015 and 2014

Series 7
	2015	2014
ASSETS

OTHER ASSETS
Cash and cash equivalents	$-	$-
Other assets	-	-

	$-	$-

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$-	$-
Accounts payable - affiliates	-	-
Capital contributions payable	-	-

	-	-
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 20,000,000 authorized beneficial assignee certificates (BAC), $10 stated value per BAC, 1,036,100 issued to the assignees at March 31, 2015 and 2014	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 1,036,100 issued and outstanding at March 31, 2015 and 2014	(84,506)	(84,506)
General partner	84,506	84,506

	-	-

	$-	$-

(continued)

F-5

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

BALANCE SHEETS - CONTINUED

March 31, 2015 and 2014

	Series 9
	2015	2014
ASSETS

OTHER ASSETS
Cash and cash equivalents	$163,039	$120,474
Other assets	-	-

	$163,039	$120,474

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$-	$-
Accounts payable - affiliates	6,548,768	6,476,381
Capital contributions payable	-	-

	6,548,768	6,476,381
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 20,000,000 authorized beneficial assignee certificates (BAC), $10 stated value per BAC, 4,178,029 issued to the assignees at March 31, 2015 and 2014	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 4,178,029 issued and 4,156,429 and 4,164,929 outstanding at March 31, 2015 and 2014	(5,987,034)	(5,957,510)
General partner	(398,695)	(398,397)

	(6,385,729)	(6,355,907)

	$163,039	$120,474

(continued)

F-6

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

BALANCE SHEETS - CONTINUED

March 31, 2015 and 2014

	Series 10
	2015	2014
ASSETS

OTHER ASSETS
Cash and cash equivalents	$205,732	$146,318
Other assets	-	-

	$205,732	$146,318

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$-	$-
Accounts payable - affiliates	1,503,758	1,789,031
Capital contributions payable	-	-

	1,503,758	1,789,031
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 20,000,000 authorized beneficial assignee certificates (BAC), $10 stated value per BAC, 2,428,925 issued to the assignees at March 31, 2015 and 2014	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,428,925 issued and 2,421,225 outstanding at March 31, 2015 and 2014	(1,090,133)	(1,431,373)
General partner	(207,893)	(211,340)

	(1,298,026)	(1,642,713)

	$205,732	$146,318

(continued)

F-7

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

BALANCE SHEETS - CONTINUED

March 31, 2015 and 2014

	Series 11
	2015	2014
ASSETS

OTHER ASSETS
Cash and cash equivalents	$211,756	$156,017
Other assets	-	-

	$211,756	$156,017

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$-	$-
Accounts payable - affiliates	614,049	1,066,642
Capital contributions payable	-	-

	614,049	1,066,642
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 20,000,000 authorized beneficial assignee certificates (BAC), $10 stated value per BAC, 2,489,599 issued to the assignees at March 31, 2015 and 2014	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,489,599 issued and 2,486,499 outstanding at March 31, 2015 and 2014	(183,585)	(686,834)
General partner	(218,708)	(223,791)

	(402,293)	(910,625)

	$211,756	$156,017

(continued)

F-8

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

BALANCE SHEETS - CONTINUED

March 31, 2015 and 2014

	Series 12
	2015	2014
ASSETS

OTHER ASSETS
Cash and cash equivalents	$160,021	$297,212
Other assets	-	-

	$160,021	$297,212

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$-	$-
Accounts payable - affiliates	3,149,077	3,275,921
Capital contributions payable	9,241	9,241

	3,158,318	3,285,162
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 20,000,000 authorized beneficial assignee certificates (BAC), $10 stated value per BAC, 2,972,795 issued to the assignees at March 31, 2015 and 2014	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,972,795 issued and 2,947,595 and 2,966,795 outstanding at March 31, 2015 and 2014	(2,717,184)	(2,706,940)
General partner	(281,113)	(281,010)

	(2,998,297)	(2,987,950)

	$160,021	$297,212

(continued)

F-9

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

BALANCE SHEETS - CONTINUED

March 31, 2015 and 2014

	Series 14
	2015	2014
ASSETS

OTHER ASSETS
Cash and cash equivalents	$942,286	$375,969
Other assets	2,200	2,200

	$944,486	$378,169

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$12,600	$7,600
Accounts payable - affiliates	3,260,314	6,034,918
Capital contributions payable	160,733	160,733

	3,433,647	6,203,251
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 20,000,000 authorized beneficial assignee certificates (BAC), $10 stated value per BAC, 5,574,290 issued to the assignees at March 31, 2015 and 2014	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 5,574,290 issued and 5,540,940 and 5,555,990 outstanding at March 31, 2015 and 2014	(1,996,379)	(5,298,941)
General partner	(492,782)	(526,141)

	(2,489,161)	(5,825,082)

	$944,486	$378,169

See notes to financial statements

F-10

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

STATEMENTS OF OPERATIONS

Years ended March 31, 2015 and 2014

	Total
	2015	2014
Income
Interest income	$1,462	$1,263
Miscellaneous income	2,482,805	36,121

	2,484,267	37,384

Share of income from operating limited partnerships	2,120,803	2,331,584

Expenses
Professional fees	144,389	146,822
Partnership management fee	223,649	350,343
General and administrative expenses	88,261	106,926

	456,299	604,091

NET INCOME (LOSS)	$4,148,771	$1,764,877

Net income (loss) allocated to general partner	$41,488	$17,647

Net income (loss) allocated to assignees	$4,107,283	$1,747,230

Net income (loss) per BAC	$0.22	$0.09

(continued)

F-11

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2015 and 2014

Series 7
	2015	2014
Income
Interest income	$-	$-
Miscellaneous income	-	-

Total income	-	-

Share of income from operating limited partnerships	-	-

Expenses
Professional fees	-	-
Partnership management fee	-	-
General and administrative expenses	-	-

	-	-

NET INCOME (LOSS)	$-	$-

Net income (loss) allocated to general partner	$-	$-

Net income (loss) allocated to assignees	$-	$-

Net income (loss) per BAC	$-	$-

(continued)

F-12

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2015 and 2014

	Series 9
	2015	2014
Income
Interest income	$137	$118
Miscellaneous income	1	-

Total income	138	118

Share of income from operating limited partnerships	78,000	81,372

Expenses
Professional fees	23,299	25,791
Partnership management fee	67,236	72,639
General and administrative expenses	17,425	20,710

	107,960	119,140

NET INCOME (LOSS)	$(29,822)	$(37,650)

Net income (loss) allocated to general partner	$(298)	$(377)

Net income (loss) allocated to assignees	$(29,524)	$(37,273)

Net income (loss) per BAC	$(0.01)	$(0.01)

(continued)

F-13

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2015 and 2014

	Series 10
	2015	2014
Income
Interest income	$191	$199
Miscellaneous income	13,190	10,350

Total income	13,381	10,549

Share of income from operating limited partnerships	420,731	250,276

Expenses
Professional fees	26,105	21,040
Partnership management fee	48,856	48,410
General and administrative expenses	14,464	17,249

	89,425	86,699

NET INCOME (LOSS)	$344,687	$174,126

Net income (loss) allocated to general partner	$3,447	$1,741

Net income (loss) allocated to assignees	$341,240	$172,385

Net income (loss) per BAC	$0.14	$0.07

(continued)

F-14

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2015 and 2014

	Series 11
	2015	2014
Income
Interest income	$379	$164
Miscellaneous income	16,113	6,895

Total income	16,492	7,059

Share of income from operating limited partnerships	548,878	13,811

Expenses
Professional fees	24,268	24,450
Partnership management fee	18,960	74,939
General and administrative expenses	13,810	16,741

	57,038	116,130

NET INCOME (LOSS)	$508,332	$(95,260)

Net income (loss) allocated to general partner	$5,083	$(953)

Net income (loss) allocated to assignees	$503,249	$(94,307)

Net income (loss) per BAC	$0.20	$(0.04)

(continued)

F-15

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2015 and 2014

	Series 12
	2015	2014
Income
Interest income	$286	$285
Miscellaneous income	3,802	1,188

Total income	4,088	1,473

Share of income from operating limited partnerships	69,513	784,434

Expenses
Professional fees	32,112	26,225
Partnership management fee	35,664	45,775
General and administrative expenses	16,172	20,273

	83,948	92,273

NET INCOME (LOSS)	$(10,347)	$693,634

Net income (loss) allocated to general partner	$(103)	$6,936

Net income (loss) allocated to assignees	$(10,244)	$686,698

Net income (loss) per BAC	$(0.00)	$0.23

(continued)

F-16

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2015 and 2014

	Series 14
	2015	2014
Income
Interest income	$469	$497
Miscellaneous income	2,449,699	17,688

Total income	2,450,168	18,185

Share of income from operating limited partnerships	1,003,681	1,201,691

Expenses
Professional fees	38,605	49,316
Partnership management fee	52,933	108,580
General and administrative expenses	26,390	31,953

	117,928	189,849

NET INCOME (LOSS)	$3,335,921	$1,030,027

Net income (loss) allocated to general partner	$33,359	$10,300

Net income (loss) allocated to assignees	$3,302,562	$1,019,727

Net income (loss) per BAC	$0.60	$0.18

See notes to financial statements

F-17

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT)

Years ended March 31, 2015 and 2014

Total	Assignees	General partner	Total

Partners’ capital (deficit), March 31, 2013	$(17,714,699)	$(1,573,820)	$(19,288,519)

Net income (loss)	1,747,230	17,647	1,764,877

Distributions	(198,635)	-	(198,635)

Partners’ capital (deficit), March 31, 2014	(16,166,104)	(1,556,173)	(17,722,277)

Net income (loss)	4,107,283	41,488	4,148,771

Partners’ capital (deficit), March 31, 2015	$(12,058,821)	$(1,514,685)	$(13,573,506)

(continued)

F-18

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2015 and 2014

Series 7	Assignees	General partner	Total

Partners’ capital (deficit), March 31, 2013	$(84,506)	$84,506	$-

Net income (loss)	-	-	-

Distributions	-	-	-

Partners’ capital (deficit), March 31, 2014	(84,506)	84,506	-

Net income (loss)	-	-	-

Partners’ capital (deficit), March 31, 2015	$(84,506)	$84,506	$-

Series 9	Assignees	General partner	Total

Partners’ capital (deficit), March 31, 2013	$(5,920,237)	$(398,020)	$(6,318,257)

Net income (loss)	(37,273)	(377)	(37,650)

Distributions	-	-	-

Partners’ capital (deficit), March 31, 2014	(5,957,510)	(398,397)	(6,355,907)

Net income (loss)	(29,524)	(298)	(29,822)

Partners’ capital (deficit), March 31, 2015	$(5,987,034)	$(398,695)	$(6,385,729)

(continued)

F-19

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2015 and 2014

Series 10	Assignees	General partner	Total

Partners’ capital (deficit), March 31, 2013	$(1,603,758)	$(213,081)	$(1,816,839)

Net income (loss)	172,385	1,741	174,126

Distributions	-	-	-

Partners’ capital (deficit), March 31, 2014	(1,431,373)	(211,340)	(1,642,713)

Net income (loss)	341,240	3,447	344,687

Partners’ capital (deficit), March 31, 2015	$(1,090,133)	$(207,893)	$(1,298,026)

Series 11	Assignees	General partner	Total

Partners’ capital (deficit), March 31, 2013	$(592,527)	$(222,838)	$(815,365)

Net income (loss)	(94,307)	(953)	(95,260)

Distributions	-	-	-

Partners’ capital (deficit), March 31, 2014	(686,834)	(223,791)	(910,625)

Net income (loss)	503,249	5,083	508,332

Partners’ capital (deficit), March 31, 2015	$(183,585)	$(218,708)	$(402,293)

(continued)

F-20

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2015 and 2014

Series 12	Assignees	General partner	Total

Partners’ capital (deficit), March 31, 2013	$(3,393,638)	$(287,946)	$(3,681,584)

Net income (loss)	686,698	6,936	693,634

Distributions	-	-	-

Partners’ capital (deficit), March 31, 2014	(2,706,940)	(281,010)	(2,987,950)

Net income (loss)	(10,244)	(103)	(10,347)

Partners’ capital (deficit), March 31, 2015	$(2,717,184)	$(281,113)	$(2,998,297)

Series 14	Assignees	General partner	Total

Partners’ capital (deficit), March 31, 2013	$(6,120,033)	$(536,441)	$(6,656,474)

Net income (loss)	1,019,727	10,300	1,030,027

Distributions	(198,635)	-	(198,635)

Partners’ capital (deficit), March 31, 2014	(5,298,941)	(526,141)	(5,825,082)

Net income (loss)	3,302,562	33,359	3,335,921

Partners’ capital (deficit), March 31, 2015	$(1,996,379)	$(492,782)	$(2,489,161)

See notes to financial statements

F-21

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

STATEMENTS OF CASH FLOWS

Years ended March 31, 2015 and 2014

	Total
	2015	2014
Cash flows from operating activities
Net income (loss)	$4,148,771	$1,764,877
Adjustments to reconcile net income (loss) to net cash used in operating activities
Share of income from operating limited partnerships	(2,120,803)	(2,331,584)
Changes in assets and liabilities
Accounts payable and accrued expenses	5,000	(36,800)
Accounts payable - affiliates	(3,566,927)	(1,715,077)
Other assets	-	1,200

Net cash used in operating activities	(1,533,959)	(2,317,384)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	2,120,803	2,586,909

Net cash provided by investing activities	2,120,803	2,586,909

Cash flows from financing activities
Distributions paid to assignees	-	(198,635)

Net cash used in financing activities	-	(198,635)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	586,844	70,890

Cash and cash equivalents, beginning	1,095,990	1,025,100

Cash and cash equivalents, end	$1,682,834	$1,095,990

(continued)

F-22

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2015 and 2014

Series 7
	2015	2014
Cash flows from operating activities
Net income (loss)	$-	$-
Adjustments to reconcile net income (loss) to net cash used in operating activities
Share of income from operating limited partnerships	-	-
Changes in assets and liabilities
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	-	-
Other assets	-	-

Net cash used in operating activities	-	-

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	-	-

Net cash provided by investing activities	-	-

Cash flows from financing activities
Distributions paid to assignees	-	-

Net cash used in financing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	-	-

Cash and cash equivalents, beginning	-	-

Cash and cash equivalents, end	$-	$-

(continued)

F-23

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2015 and 2014

	Series 9
	2015	2014
Cash flows from operating activities
Net income (loss)	$(29,822)	$(37,650)
Adjustments to reconcile net income (loss) to net cash used in operating activities
Share of income from operating limited partnerships	(78,000)	(81,372)
Changes in assets and liabilities
Accounts payable and accrued expenses	-	(25,900)
Accounts payable - affiliates	72,387	82,528
Other assets	-	-

Net cash used in operating activities	(35,435)	(62,394)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	78,000	81,372

Net cash provided by investing activities	78,000	81,372

Cash flows from financing activities
Distributions paid to assignees	-	-

Net cash used in financing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	42,565	18,978

Cash and cash equivalents, beginning	120,474	101,496

Cash and cash equivalents, end	$163,039	$120,474

(continued)

F-24

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2015 and 2014

	Series 10
	2015	2014
Cash flows from operating activities
Net income (loss)	$344,687	$174,126
Adjustments to reconcile net income (loss) to net cash used in operating activities
Share of income from operating limited partnerships	(420,731)	(250,276)
Changes in assets and liabilities
Accounts payable and accrued expenses	-	(5,000)
Accounts payable - affiliates	(285,273)	(245,472)
Other assets	-	-

Net cash used in operating activities	(361,317)	(326,622)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	420,731	250,276

Net cash provided by investing activities	420,731	250,276

Cash flows from financing activities
Distributions paid to assignees	-	-

Net cash used in financing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	59,414	(76,346)

Cash and cash equivalents, beginning	146,318	222,664

Cash and cash equivalents, end	$205,732	$146,318

(continued)

F-25

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2015 and 2014

	Series 11
	2015	2014
Cash flows from operating activities
Net income (loss)	$508,332	$(95,260)
Adjustments to reconcile net income (loss) to net cash used in operating activities
Share of income from operating limited partnerships	(548,878)	(13,811)
Changes in assets and liabilities
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	(452,593)	(750)
Other assets	-	-

Net cash used in operating activities	(493,139)	(109,821)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	548,878	115,336

Net cash provided by investing activities	548,878	115,336

Cash flows from financing activities
Distributions paid to assignees	-	-

Net cash used in financing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	55,739	5,515

Cash and cash equivalents, beginning	156,017	150,502

Cash and cash equivalents, end	$211,756	$156,017

(continued)

F-26

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2015 and 2014

	Series 12
	2015	2014
Cash flows from operating activities
Net income (loss)	$(10,347)	$693,634
Adjustments to reconcile net income (loss) to net cash used in operating activities
Share of income from operating limited partnerships	(69,513)	(784,434)
Changes in assets and liabilities
Accounts payable and accrued expenses	-	(7,500)
Accounts payable - affiliates	(126,844)	(571,704)
Other assets	-	-

Net cash used in operating activities	(206,704)	(670,004)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	69,513	784,434

Net cash provided by investing activities	69,513	784,434

Cash flows from financing activities
Distributions paid to assignees	-	-

Net cash used in financing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(137,191)	114,430

Cash and cash equivalents, beginning	297,212	182,782

Cash and cash equivalents, end	$160,021	$297,212

(continued)

F-27

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2015 and 2014

	Series 14
	2015	2014
Cash flows from operating activities
Net income (loss)	$3,335,921	$1,030,027
Adjustments to reconcile net income (loss) to net cash used in operating activities
Share of income from operating limited partnerships	(1,003,681)	(1,201,691)
Changes in assets and liabilities
Accounts payable and accrued expenses	5,000	1,600
Accounts payable - affiliates	(2,774,604)	(979,679)
Other assets	-	1,200

Net cash used in operating activities	(437,364)	(1,148,543)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	1,003,681	1,355,491

Net cash provided by investing activities	1,003,681	1,355,491

Cash flows from financing activities
Distributions paid to assignees	-	(198,635)

Net cash used in financing activities	-	(198,635)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	566,317	8,313

Cash and cash equivalents, beginning	375,969	367,656

Cash and cash equivalents, end	$942,286	$375,969

See notes to financial statements

F-28

Boston Capital Tax Credit Fund II Limited Partnership

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS

March 31, 2015 and 2014

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

The BACs issued and outstanding in each series as of March 31, 2015 and 2014 are as follows:

	Issued		Outstanding
	2015	2014	2015	2014
Series 7	1,036,100	1,036,100	1,036,100	1,036,100
Series 9	4,178,029	4,178,029	4,156,429	4,164,929
Series 10	2,428,925	2,428,925	2,421,225	2,421,225
Series 11	2,489,599	2,489,599	2,486,499	2,486,499
Series 12	2,972,795	2,972,795	2,947,595	2,966,795
Series 14	5,574,290	5,574,290	5,540,940	5,555,990
TOTAL	18,679,738	18,679,738	18,588,788	18,631,538

In accordance with the limited partnership agreement, profits, losses, and cash flow (subject to certain priority allocations and distributions) and tax credits are allocated 99% to the assignees and 1% to the general partner.

F-29

Boston Capital Tax Credit Fund II Limited Partnership

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2015 and 2014

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Investments in Operating Limited Partnerships

After the investment account is reduced to zero, receivables due from the operating limited partnerships are decreased by the funds’ share of losses and, accordingly a valuation allowance is recorded against the receivables. Accordingly, the Partnership recorded a valuation allowance as follows:

	2015	2014
Series 7	$-	$-
Series 9	13,983	13,983
Series 10	5,443	5,443
Series 11	72,890	72,890
Series 12	70,546	70,546
Series 14	3,395	9,517
	$166,257	$172,379

The Partnership reviews its investment in operating limited partnerships for impairment whenever events or changes in circumstances indicate that the carrying amount of such investments may not be recoverable. Recoverability is measured by a comparison of the carrying amount of the sum of the total amount of the remaining tax credits and the estimated residual value of the investment. The Partnership also evaluates its intangibles for impairment in connection with its investments in operating limited partnerships. During the years ended March 31, 2015 and 2014, the Partnership did not record an impairment loss.

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

March 31, 2015 and 2014

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

March 31, 2015 and 2014

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

Recent Accounting Pronouncement

In February, 2015, the FASB issued ASU No. 2015-02, “Consolidation (Topic 810): Amendments to the Consolidation Analysis”. This will improve certain areas of consolidation guidance for reporting organizations that are required to evaluate whether to consolidate certain legal entities such as limited partnerships, limited liability corporations, and securitization structures. ASU 2015-02 simplified and improves GAAP by: eliminating the presumption that a general partner should consolidate a limited partnership, eliminating the indefinite deferral of FASB Statement No. 167, thereby reducing the number of Variable Interest Entity (VIE) consolidation models from four to two (including the limited partnership consolidation model), and clarifying when fees paid to a decision maker should be a factor to include in the consolidation of VIEs. ASU 2015-02 will be effective for periods beginning after December 15, 2015. The Partnerhsip is currently evaluating the potential impact of the adoption of this guidance on its financial statements.

Cash Equivalents

Cash equivalents include money market accounts having original maturities at date of acquisition of three months or less. The carrying amounts approximate fair value because of the short maturity of these instruments.

F-32

Boston Capital Tax Credit Fund II Limited Partnership

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2015 and 2014

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Income Taxes

The Partnership has elected to be treated as a pass-through entity for income tax purposes and, as such, is not subject to income taxes. Rather, all items of taxable income, deductions and tax credits are passed through to and are reported by its owners on their respective income tax returns.  The Partnership’s federal tax status as a pass-through entity is based on its legal status as a partnership. Accordingly, the Partnership is not required to take any tax positions in order to qualify as a pass-through entity. The Partnership is required to file and does file tax returns with the Internal Revenue Service and other taxing authorities. Accordingly, these financial statements do not reflect a provision for income taxes and the Partnership has no other tax positions which must be considered for disclosure. Income tax returns filed by the Partnership are subject to examination by the Internal Revenue Service for a period of three years. While no income tax returns are currently being examined by the Internal Revenue Service, tax years since 2011 remain open.

Fiscal Year

For financial reporting purposes the Partnership uses a March 31 year end, whereas for income tax reporting purposes, the Partnership uses a calendar year. The operating limited partnerships use a calendar year for both financial and income tax reporting.

Net Income (Loss) per Beneficial Assignee Certificate

Net income (loss) per beneficial assignee certificate is calculated based upon the weighted average number of units outstanding. The weighted average number of units outstanding in each series at March 31, 2015 and 2014 are as follows:

	2015	2014
Series 7	1,036,100	1,036,100
Series 9	4,162,096	4,169,462
Series 10	2,421,225	2,421,225
Series 11	2,486,499	2,487,832
Series 12	2,960,395	2,970,128
Series 14	5,550,973	5,562,657
TOTAL	18,617,288	18,647,404

F-33

Boston Capital Tax Credit Fund II Limited Partnership

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2015 and 2014

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

Plan of Liquidation and Dissolution

On July 1, 2010, BAC Holders approved a Plan of Liquidation and Dissolution for the Partnership, (the “Plan”). Pursuant to the Plan, the general partner may, without further action by the BAC Holders, sell the remaining assets held by the Partnership. It was anticipated that the sale of all the apartment complexes would be completed sometime in 2012. However, because of numerous uncertainties, the liquidation may take longer than expected, and the final liquidating distribution may occur months after all of the apartment complexes have been sold. Because the liquidation of the Partnership was not imminent, as of March 31, 2015, the financial statements are presented assuming the Partnership will continue as a going concern.

Miscellaneous Income

Miscellaneous income primarily consists of $2,427,668 of insurance proceeds received due to a fire at an operating limited partnership.

F-34

Boston Capital Tax Credit Fund II Limited Partnership

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2015 and 2014

NOTE B - RELATED PARTY TRANSACTIONS

During the years ended March 31, 2015 and 2014, the Partnership entered into several transactions with various affiliates of the general partner, including Boston Capital Partners, Inc., Boston Capital Holdings Limited Partnership and Boston Capital Asset Management Limited Partnership, as follows:

Boston Capital Asset Management Limited Partnership is entitled to an annual partnership management fee based on .5% of the aggregate cost of all apartment complexes acquired by the operating limited partnerships, less the amount of certain partnership management and reporting fees paid or payable by the operating limited partnerships. The aggregate cost is comprised of the capital contributions made by each series to the operating limited partnerships and 99% of the permanent financing at the operating limited partnership level. The partnership management fees net of reporting fees incurred and the reporting fees paid by the Operating Partnerships for the years ended March 31, 2015 and 2014, are as follows:

F-35

Boston Capital Tax Credit Fund II Limited Partnership

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2015 and 2014

NOTE B - RELATED PARTY TRANSACTIONS (Continued)

	2015
	Gross Partnership Management Fee	Asset Management and Reporting Fee	Partnership Management Fee net of Asset Management and Reporting Fee
Series 7	$-	$-	$-
Series 9	72,387	5,151	67,236
Series 10	59,458	10,602	48,856
Series 11	96,095	77,135	18,960
Series 12	64,200	28,536	35,664
Series 14	149,217	96,284	52,933
	$441,357	$217,708	$223,649

	2014
	Gross Partnership Management Fee	Asset Management and Reporting Fee	Partnership Management Fee net of Asset Management and Reporting Fee
Series 7	$-	$-	$-
Series 9	82,528	9,889	72,639
Series 10	72,329	23,919	48,410
Series 11	114,585	39,646	74,939
Series 12	91,199	45,424	45,775
Series 14	182,096	73,516	108,580
	$542,737	$192,394	$350,343

F-36

Boston Capital Tax Credit Fund II Limited Partnership

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2015 and 2014

NOTE B - RELATED PARTY TRANSACTIONS (Continued)

The partnership management fees paid by the Partnership for the years ended March 31, 2015 and 2014 are as follows:

	2015	2014
Series 7	$-	$-
Series 9	-	-
Series 10	344,731	317,801
Series 11	548,688	115,335
Series 12	191,044	662,903
Series 14	2,923,821	1,161,775
TOTAL	$4,008,284	$2,257,814

All partnership management fees will be paid, without interest, from available cash flow or the proceeds of sales or refinancing of the Partnership's interests in operating limited partnerships. As of March 31, 2015 and 2014, total partnership management fees accrued were $14,922,778 and $18,489,705, respectively.

An affiliate of the general partner of the Partnership advanced funds to pay some operating expenses of the Partnership, and to make advances and/or loans to operating limited partnerships. These advances are included in accounts payable-affiliates. The total advances from the affiliate of the general partner to the operating limited partnerships as of March 31, 2015 and 2014 are as follows:

	2015	2014
Series 7	$-	$-
Series 9	-	-
Series 10	-	-
Series 11	-	-
Series 12	153,188	153,188
Series 14	-	-
TOTAL	$153,188	$153,188

All payables to affiliates will be paid, without interest, from available cash flow or the proceeds of sales or refinancing of the Partnership's interests in operating limited partnerships.

F-37

Boston Capital Tax Credit Fund II Limited Partnership

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2015 and 2014

NOTE B - RELATED PARTY TRANSACTIONS (Continued)

General and administrative expenses incurred by Boston Capital Partners, Inc., Boston Capital Holdings Limited Partnership and Boston Capital Asset Management Limited Partnership (BCAMLP) during the years ended March 31, 2015 and 2014 charged to each series’ operations are as follows:

	2015	2014
Series 7	$-	$-
Series 9	11,197	12,860
Series 10	9,798	11,365
Series 11	9,840	11,638
Series 12	10,634	12,913
Series 14	16,184	17,951
TOTAL	$57,653	$66,727

Accounts payable - affiliates at March 31, 2015 and 2014 represents general and administrative expenses, partnership management fees, and may include advances which are payable to Boston Capital Holdings Limited Partnership and Boston Capital Asset Management Limited Partnership.

F-38

Boston Capital Tax Credit Fund II Limited Partnership

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2015 and 2014

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS

At March 31, 2015 and 2014, the Partnership has limited partnership interests in operating limited partnerships which own operating apartment complexes. During the year ended March 31, 2015, the Partnership disposed of its operating limited partnership interest in one, two, five, three, and six of the operating limited partnerships owned by Series 9, Series 10, Series 11, Series 12 and Series 14, respectively. During the year ended March 31, 2014, the Partnership disposed of its operating limited partnership interest in two, five, eight, and three of the operating limited partnerships owned by Series 9, Series 10, Series 12 and Series 14, respectively. The number of operating limited partnerships in which the Partnership has limited partnership interests at March 31, 2015 and 2014 by series is as follows:

	2015	2014
Series 7	-	-
Series 9	9	10
Series 10	7	9
Series 11	10	15
Series 12	10	13
Series 14	23	29
TOTAL	59	76

F-39

Boston Capital Tax Credit Fund II Limited Partnership

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2015 and 2014

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (CONTINUED)

During the year ended March 31, 2015 the Partnership disposed of seventeen of the operating limited partnerships. A summary of the dispositions by Series for March 31, 2015 is as follows:

	Operating	Sale of
	Partnership	Underlying	Partnership
	Interest	Operating	Proceeds from	Gain on
	Transferred	Partnership	Disposition	Disposition
Series 7	-	-	$-	$-
Series 9	-	1	78,000	78,000
Series 10	2	-	420,731	420,731
Series 11	4	1	548,878	548,878
Series 12	3	-	69,513	69,513
Series 14	6	-	1,003,681	1,003,681
Total	15	2	$2,120,803	$2,120,803

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

March 31, 2015 and 2014

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

The contributions payable to operating limited partnerships at March 31, 2015 and 2014 by series are as follows:

	2015	2014
Series 7	$-	$-
Series 9	-	-
Series 10	-	-
Series 11	-	-
Series 12	9,241	9,241
Series 14	160,733	160,733
TOTAL	$169,974	$169,974

F-41

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2015 and 2014

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Partnership’s investments in operating limited partnerships at March 31, 2015 are summarized as follows:

Total
Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$15,228,689

Acquisition costs of operating limited partnerships	1,938,349

Cumulative distributions from operating limited partnerships	(15,231)

Cumulative impairment loss in investments in operating limited partnerships	(1,350,529)

Cumulative losses from operating limited partnerships	(15,801,278)

Investments in operating limited partnerships per balance sheets	-

The Partnership (has recorded) has not recorded capital contributions to the operating limited partnerships during the year ended March 31, 2015, which (have not) have been included in the Partnerships’ capital account included in the operating limited partnerships’ financial statements as of December 31, 2014 (see note A).	(139,775)

The Partnership has recorded acquisition costs at March 31, 2015, which have not been recorded in the net assets of the operating limited partnerships (see note A).	(259,784)

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	311,421

Equity in losses from operating limited partnerships not recognizable under the equity method of accounting (see note A).	(20,593,550)

The Partnership has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	220,470

Cumulative impairment loss in investments in operating limited partnerships	1,350,529

Other	294,918

Equity per operating limited partnerships’ combined financial statements	$(18,815,771)

F-42

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2015 and 2014

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Partnership’s investments in operating limited partnerships at March 31, 2015 are summarized as follows:

	Series 7	Series 9	Series 10

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$-	$2,568,434	$1,822,910

Acquisition costs of operating limited partnerships	-	383,062	99,287

Cumulative distributions from operating limited partnerships	-	(1,303)	-

Cumulative impairment loss in investments in operating limited partnerships	-	(151,618)	(80,832)

Cumulative losses from operating limited partnerships	-	(2,798,575)	(1,841,365)

Investments in operating limited partnerships per balance sheets	-	-	-

F-43

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2015 and 2014

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 7	Series 9	Series 10

The Partnership (has recorded) has not recorded capital contributions to the operating limited partnerships during the year ended March 31, 2015, which (have not) have been included in the Partnerships’ capital account included in the operating limited partnerships’ financial statements as of December 31, 2014 (see note A).	-	-	-

The Partnership has recorded acquisition costs at March 31, 2015, which have not been recorded in the net assets of the operating limited partnerships (see note A).	-	(23,731)	-

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	-	-	-

Equity in losses from operating limited partnerships not recognizable under the equity method of accounting (see note A).	-	(3,615,838)	(2,630,032)

The Partnership has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	-	21,064	17,930

Cumulative impairment loss in investments in operating limited partnerships	-	151,618	80,832

Other	-	86,866	80,221

Equity per operating limited partnerships’ combined financial statements	$-	$(3,380,021)	$(2,451,049)

F-44

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2015 and 2014

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Partnership’s investments in operating limited partnerships at March 31, 2015 are summarized as follows:

	Series 11	Series 12	Series 14

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$3,449,960	$2,299,666	$5,087,719

Acquisition costs of operating limited partnerships	422,343	255,055	778,602

Cumulative distributions from operating limited partnerships	(11,730)	-	(2,198)

Cumulative impairment loss in investments in operating limited partnerships	(34,628)	-	(1,083,451)

Cumulative losses from operating limited partnerships	(3,825,945)	(2,554,721)	(4,780,672)

Investments in operating limited partnerships per balance sheets	-	-	-

F-45

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2015 and 2014

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 11	Series 12	Series 14

The Partnership (has recorded) has not recorded capital contributions to the operating limited partnerships during the year ended March 31, 2015, which (have not) have been included in the Partnerships’ capital account included in the operating limited partnerships’ financial statements as of December 31, 2014 (see note A).	-	-	(139,775)

The Partnership has recorded acquisition costs at March 31, 2015, which have not been recorded in the net assets of the operating limited partnerships (see note A).	(6,867)	(13,270)	(215,916)

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	-	115,443	195,978

Equity in losses from operating limited partnerships not recognizable under the equity method of accounting (see note A).	(4,489,063)	(3,748,794)	(6,109,823)

The Partnership has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	97,634	69,183	14,659

Cumulative impairment loss in investments in operating limited partnerships	34,628	-	1,083,451

Other	185,978	571	(58,718)

Equity per operating limited partnerships’ combined financial statements	$(4,177,690)	$(3,576,867)	$(5,230,144)

F-46

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2015 and 2014

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

March 31, 2015 and 2014

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

March 31, 2015 and 2014

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

March 31, 2015 and 2014

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

March 31, 2015 and 2014

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

March 31, 2015 and 2014

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 7, 9 through 12, and 14 hold an interest at December 31, 2014 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS

	Total	Series 7	Series 9	Series 10
ASSETS

Buildings and improvements, net of accumulated depreciation	$25,061,656	$-	$4,880,247	$3,615,536
Land	3,946,472	-	584,543	520,600
Other assets	9,018,956	-	1,608,438	1,092,354

	$38,027,084	$-	$7,073,228	$5,228,490

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$54,449,327	$-	$10,308,002	$7,382,957
Accounts payable and accrued expenses	859,815	-	208,717	50,323
Other liabilities	3,594,946	-	1,010,611	214,628

	58,904,088	-	11,527,330	7,647,908
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund II Limited Partnership	(18,815,771)	-	(3,380,021)	(2,451,049)
Other partners	(2,061,233)	-	(1,074,081)	31,631

	(20,877,004)	-	(4,454,102)	(2,419,418)

	$38,027,084	$-	$7,073,228	$5,228,490

F-52

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2015 and 2014

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 7, 9 through 12, and 14 hold an interest at December 31, 2014 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

	Series 11	Series 12	Series 14
ASSETS

Buildings and improvements, net of accumulated depreciation	$4,789,805	$3,545,019	$8,231,049
Land	902,299	658,703	1,280,327
Other assets	2,351,427	1,318,581	2,648,156

	$8,043,531	$5,522,303	$12,159,532

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$11,714,221	$8,561,820	$16,482,327
Accounts payable and accrued expenses	140,312	217,123	243,340
Other liabilities	785,504	854,304	729,899

	12,640,037	9,633,247	17,455,566
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund II Limited Partnership	(4,177,690)	(3,576,867)	(5,230,144)
Other partners	(418,816)	(534,077)	(65,890)

	(4,596,506)	(4,110,944)	(5,296,034)

	$8,043,531	$5,522,303	$12,159,532

F-53

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2015 and 2014

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

March 31, 2015 and 2014

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

March 31, 2015 and 2014

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2014 in which Series 7, 9 through 12, and 14 hold an interest as of December 31, 2014 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

Year ended December 31, 2014

	Total	Series 7	Series 9	Series 10
Revenue
Rental	$10,991,466	$-	$1,785,676	$1,247,397
Interest and other	192,277	-	34,716	58,946

	11,183,743	-	1,820,392	1,306,343
Expenses
Interest	1,261,533	-	183,715	135,754
Depreciation and amortization	2,570,330	-	451,567	299,409
Taxes and insurance	1,473,141	-	243,136	213,138
Repairs and maintenance	2,715,059	-	439,257	288,903
Operating expenses	3,964,853	-	599,676	446,909
Other expenses	266,580	-	44,394	31,039

	12,251,496	-	1,961,745	1,415,152

NET INCOME (LOSS)	$(1,067,753)	$-	$(141,353)	$(108,809)

Net loss allocated to Boston Capital Tax Credit Fund II Limited Partnership*	$(1,061,168)	$-	$(121,230)	$(112,480)

Net income (loss) allocated to other partners	$(6,585)	$-	$(20,123)	$3,671

*	Amounts include $0, $121,230, $112,480, $243,525, $128,085 and $455,848 for Series 7, Series 9, Series 10, Series 11, Series 12 and Series 14, respectively, of loss not recognized under the equity method of accounting as described in note A.

F-56

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2015 and 2014

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2014 in which Series 7, 9 through 12, and 14 hold an interest as of December 31, 2014 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS - CONTINUED

Year ended December 31, 2014

	Series 11	Series 12	Series 14
Revenue
Rental	$2,568,615	$1,821,202	$3,568,576
Interest and other	28,801	19,558	50,256

	2,597,416	1,840,760	3,618,832
Expenses
Interest	345,347	267,908	328,809
Depreciation and amortization	605,225	427,501	786,628
Taxes and insurance	367,627	228,491	420,749
Repairs and maintenance	616,388	401,814	968,697
Operating expenses	923,086	620,764	1,374,418
Other expenses	26,446	37,782	126,919

	2,884,119	1,984,260	4,006,220

NET INCOME (LOSS)	$(286,703)	$(143,500)	$(387,388)

Net loss allocated to Boston Capital Tax Credit Fund II Limited Partnership*	$(243,525)	$(128,085)	$(455,848)

Net income (loss) allocated to other partners	$(43,178)	$(15,415)	$68,460

*	Amounts include $0, $121,230, $112,480, $243,525, $128,085 and $455,848 for Series 7, Series 9, Series 10, Series 11, Series 12 and Series 14, respectively, of loss not recognized under the equity method of accounting as described in note A.

F-57

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2015 and 2014

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

March 31, 2015 and 2014

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

March 31, 2015 and 2014

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO INCOME TAX RETURN

For income tax purposes, the Partnership reports using a December 31 year-end. The Partnership’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2015 is reconciled as follows:

	Total	Series 7	Series 9	Series 10
Net income (loss) for financial reporting purposes, March 31, 2015	$4,148,771	$-	$(29,822)	$344,687

Operating limited partnership rents received in advance	-	-	-	-

Accrued partnership management fees not recognized (recognized) for tax purposes	(3,566,927)	-	72,387	(285,273)

Other	8,642,826	-	820,101	585,933

Operating limited partnership loss not allowed for financial reporting under equity method of accounting	(1,061,168)	-	(121,230)	(112,480)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(442,211)	-	(77,208)	(86,727)

Difference due to fiscal year for book purposes and calendar year for tax purposes	(3,351,614)	-	(73,560)	(72,124)

Income (loss) for tax return purposes, December 31, 2014	$4,369,677	$-	$590,668	$374,016

F-60

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2015 and 2014

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO INCOME TAX RETURN (Continued)

For income tax purposes, the Partnership reports using a December 31 year-end. The Partnership’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2015 is reconciled as follows:

	Series 11	Series 12	Series 14
Net income (loss) for financial reporting purposes, March 31, 2015	$508,332	$(10,347)	$3,335,921

Operating limited partnership rents received in advance	-	-	-

Accrued partnership management fees not recognized (recognized) for tax purposes	(452,593)	(126,844)	(2,774,604)

Other	1,590,290	985,561	4,660,941

Operating limited partnership loss not allowed for financial reporting under equity method of accounting	(243,525)	(128,085)	(455,848)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(54,059)	(58,987)	(165,230)

Difference due to fiscal year for book purposes and calendar year for tax purposes	(119,598)	(44,521)	(3,041,811)

Income (loss) for tax return purposes, December 31, 2014	$1,228,847	$616,777	$1,559,369

F-61

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2015 and 2014

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

March 31, 2015 and 2014

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

March 31, 2015 and 2014

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO INCOME TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statements purposes at March 31, 2015 are as follows:

	Total	Series 7	Series 9	Series 10

Investments in operating limited partnerships - tax return December 31, 2014	$(26,329,293)	$-	$(5,128,323)	$(3,369,595)

Add back losses not recognized under the equity method	20,593,550	-	3,615,838	2,630,032

Impairment loss in investments in operating limited partnerships	(1,350,529)	-	(151,618)	(80,832)

Less share of loss - three months ended March 31, 2015	(311,421)	-	-	-

Other	7,397,693	-	1,664,103	820,395

Investments in operating limited partnerships - as reported, March 31, 2015	$-	$-	$-	$-

F-64

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2015 and 2014

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO INCOME TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statements purposes at March 31, 2015 are as follows:

	Series 11	Series 12	Series 14

Investments in operating limited partnerships - tax return December 31, 2014	$(5,823,920)	$(4,406,383)	$(7,601,072)

Add back losses not recognized under the equity method	4,489,063	3,748,794	6,109,823

Impairment loss in investments in operating limited partnerships	(34,628)	-	(1,083,451)

Less share of loss - three months ended March 31, 2015	-	(115,443)	(195,978)

Other	1,369,485	773,032	2,770,678

Investments in operating limited partnerships - as reported, March 31, 2015	$-	$-	$-

F-65

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2015 and 2014

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

March 31, 2015 and 2014

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

F-67

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2015 and 2014

NOTE E - CONCENTRATION OF CREDIT RISK

The Partnership maintains its cash and cash equivalent balances in several accounts in various financial institutions. The balances are generally insured by the Federal Deposit Insurance Corporation (FDIC) up to specified limits by each institution. At times, the balances may exceed these insurance limits; however, the Partnership has not experienced any losses with respect to its balances in excess of FDIC insurance. Management believes that no significant concentration of credit risk with respect to these cash and cash equivalent balances exists as of March 31, 2015.

NOTE F - FAIR VALUE OF FINANCIAL INSTRUMENTS

As of March 31, 2015, the Partnership’s financial instruments relate to accounts payable - affiliates. Management has not disclosed the fair value of the financial instruments because determination of such fair value is deemed to be impractical. The accounts payable - affiliates are owed to affiliates of the Partnership. The unique nature of these financial instruments makes determination of any fair value impractical. See note B for disclosure of the carrying amount and terms of these financial instruments.

F-68