Form 10-K, Exhibit 13
period 2016-03-31
BOSTON CAPITAL TAX CREDIT FUND II LTD PARTNERSHIP
filed 2016-06-23
CIK 853566

Exhibit 13

FINANCIAL STATEMENTS AND

INDEPENDENT AUDITORS’ REPORT

BOSTON CAPITAL TAX CREDIT FUND II

LIMITED PARTNERSHIP -

SERIES 7, 9 THROUGH 12, AND 14

MARCH 31, 2016 AND 2015

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

We have audited the accompanying balance sheets of Boston Capital Tax Credit Fund II Limited Partnership - Series 7, Series 9 through Series 12, and Series 14 (the "Partnership"), in total and for each series, as of March 31, 2016 and 2015, and the related statements of operations, partners' capital (deficit) and cash flows for the total Partnership and for each series for each of the years in the two-year period ended March 31, 2016. The Partnership's management is responsible for these financial statements. Our responsibility is to express an opinion on these financial statements based on our audits.

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

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Boston Capital Tax Credit Fund II Limited Partnership - Series 7, Series 9 through Series 12, and Series 14, in total and for each series, as of March 31, 2016 and 2015, and the results of its operations and its cash flows for the total Partnership and for each series for each of the years in the two-year period ended March 31, 2016, in conformity with accounting principles generally accepted in the United States of America.

/s/ CohnReznick LLP

COHNREZNICK LLP

Bethesda, Maryland
June 23, 2016

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

BALANCE SHEETS

March 31, 2016 and 2015

	Total
	2016	2015
ASSETS

OTHER ASSETS
Cash and cash equivalents	$976,435	$1,682,834
Other assets	2,200	2,200

	$978,635	$1,685,034

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$35,100	$12,600
Accounts payable - affiliates	12,201,654	15,075,966
Capital contributions payable	9,241	169,974

	12,245,995	15,258,540
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 20,000,000 authorized beneficial assignee certificates (BAC), $10 stated value per BAC, 18,679,738 issued to the assignees at March 31, 2016 and 2015	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 18,679,738 issued and 18,517,788 and 18,588,788 outstanding at March 31, 2016 and 2015, respectively	(11,061,622)	(12,058,821)
General partner	(205,738)	(1,514,685)

	(11,267,360)	(13,573,506)

	$978,635	$1,685,034

(continued)

F-4

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

BALANCE SHEETS - CONTINUED

March 31, 2016 and 2015

Series 7
	2016	2015
ASSETS

OTHER ASSETS
Cash and cash equivalents	$-	$-
Other assets	-	-

	$-	$-

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$-	$-
Accounts payable - affiliates	-	-
Capital contributions payable	-	-

	-	-
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 20,000,000 authorized beneficial assignee certificates (BAC), $10 stated value per BAC, 1,036,100 issued to the assignees at March 31, 2016 and 2015	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 1,036,100 issued and outstanding at March 31, 2016 and 2015	(84,506)	(84,506)
General partner	84,506	84,506

	-	-

	$-	$-

(continued)

F-5

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

BALANCE SHEETS - CONTINUED

March 31, 2016 and 2015

	Series 9
	2016	2015
ASSETS

OTHER ASSETS
Cash and cash equivalents	$133,859	$163,039
Other assets	-	-

	$133,859	$163,039

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$-	$-
Accounts payable - affiliates	6,608,868	6,548,768
Capital contributions payable	-	-

	6,608,868	6,548,768
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 20,000,000 authorized beneficial assignee certificates (BAC), $10 stated value per BAC, 4,178,029 issued to the assignees at March 31, 2016 and 2015	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 4,178,029 issued and 4,145,929 and 4,156,429 outstanding at March 31, 2016 and 2015, respectively	(6,075,421)	(5,987,034)
General partner	(399,588)	(398,695)

	(6,475,009)	(6,385,729)

	$133,859	$163,039

(continued)

F-6

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

BALANCE SHEETS - CONTINUED

March 31, 2016 and 2015

	Series 10
	2016	2015
ASSETS

OTHER ASSETS
Cash and cash equivalents	$-	$205,732
Other assets	-	-

	$-	$205,732

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$-	$-
Accounts payable - affiliates	-	1,503,758
Capital contributions payable	-	-

	-	1,503,758
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 20,000,000 authorized beneficial assignee certificates (BAC), $10 stated value per BAC, 2,428,925 issued to the assignees at March 31, 2016 and 2015	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,428,925 issued and 2,409,225 and 2,421,225 outstanding at March 31, 2016 and 2015, respectively	(1,090,973)	(1,090,133)
General partner	1,090,973	(207,893)

	-	(1,298,026)

	$-	$205,732

(continued)

F-7

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

BALANCE SHEETS - CONTINUED

March 31, 2016 and 2015

	Series 11
	2016	2015
ASSETS

OTHER ASSETS
Cash and cash equivalents	$178,538	$211,756
Other assets	-	-

	$178,538	$211,756

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$-	$-
Accounts payable - affiliates	105,896	614,049
Capital contributions payable	-	-

	105,896	614,049
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 20,000,000 authorized beneficial assignee certificates (BAC), $10 stated value per BAC, 2,489,599 issued to the assignees at March 31, 2016 and 2015	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,489,599 issued and 2,484,999 and 2,486,499 outstanding at March 31, 2016 and 2015, respectively	286,601	(183,585)
General partner	(213,959)	(218,708)

	72,642	(402,293)

	$178,538	$211,756

(continued)

F-8

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

BALANCE SHEETS - CONTINUED

March 31, 2016 and 2015

	Series 12
	2016	2015
ASSETS

OTHER ASSETS
Cash and cash equivalents	$174,597	$160,021
Other assets	-	-

	$174,597	$160,021

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$-	$-
Accounts payable - affiliates	2,808,955	3,149,077
Capital contributions payable	9,241	9,241

	2,818,196	3,158,318
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 20,000,000 authorized beneficial assignee certificates (BAC), $10 stated value per BAC, 2,972,795 issued to the assignees at March 31, 2016 and 2015	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 2,972,795 issued and 2,933,895 and 2,947,595 outstanding at March 31, 2016 and 2015, respectively	(2,366,033)	(2,717,184)
General partner	(277,566)	(281,113)

	(2,643,599)	(2,998,297)

	$174,597	$160,021

(continued)

F-9

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

BALANCE SHEETS - CONTINUED

March 31, 2016 and 2015

	Series 14
	2016	2015
ASSETS

OTHER ASSETS
Cash and cash equivalents	$489,441	$942,286
Other assets	2,200	2,200

	$491,641	$944,486

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$35,100	$12,600
Accounts payable - affiliates	2,677,935	3,260,314
Capital contributions payable	-	160,733

	2,713,035	3,433,647
PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 20,000,000 authorized beneficial assignee certificates (BAC), $10 stated value per BAC, 5,574,290 issued to the assignees at March 31, 2016 and 2015	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 5,574,290 issued and 5,507,640 and 5,540,940 outstanding at March 31, 2016 and 2015, respectively	(1,731,290)	(1,996,379)
General partner	(490,104)	(492,782)

	(2,221,394)	(2,489,161)

	$491,641	$944,486

See notes to financial statements

F-10

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

STATEMENTS OF OPERATIONS

Years ended March 31, 2016 and 2015

	Total
	2016	2015
Income
Interest income	$1,374	$1,462
Miscellaneous income	181,204	2,482,805

	182,578	2,484,267

Share of income from operating limited partnerships	1,318,677	2,120,803

Expenses
Professional fees	122,538	144,389
Partnership management fee	254,087	223,649
General and administrative expenses	117,358	88,261

	493,983	456,299

NET INCOME (LOSS)	$1,007,272	$4,148,771

Net income (loss) allocated to general partner	$10,073	$41,488

Net income (loss) allocated to assignees	$997,199	$4,107,283

Net income (loss) per BAC	$0.05	$0.22

(continued)

F-11

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2016 and 2015

Series 7
	2016	2015
Income
Interest income	$-	$-
Miscellaneous income	-	-

Total income	-	-

Share of income from operating limited partnerships	-	-

Expenses
Professional fees	-	-
Partnership management fee	-	-
General and administrative expenses	-	-

	-	-

NET INCOME (LOSS)	$-	$-

Net income (loss) allocated to general partner	$-	$-

Net income (loss) allocated to assignees	$-	$-

Net income (loss) per BAC	$-	$-

(continued)

F-12

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2016 and 2015

	Series 9
	2016	2015
Income
Interest income	$142	$137
Miscellaneous income	1	1

Total income	143	138

Share of income from operating limited partnerships	1,593	78,000

Expenses
Professional fees	20,247	23,299
Partnership management fee	50,908	67,236
General and administrative expenses	19,861	17,425

	91,016	107,960

NET INCOME (LOSS)	$(89,280)	$(29,822)

Net income (loss) allocated to general partner	$(893)	$(298)

Net income (loss) allocated to assignees	$(88,387)	$(29,524)

Net income (loss) per BAC	$(0.02)	$(0.01)

(continued)

F-13

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2016 and 2015

	Series 10
	2016	2015
Income
Interest income	$138	$191
Miscellaneous income	-	13,190

Total income	138	13,381

Share of income from operating limited partnerships	72,293	420,731

Expenses
Professional fees	18,291	26,105
Partnership management fee	20,807	48,856
General and administrative expenses	34,181	14,464

	73,279	89,425

NET INCOME (LOSS)	$(848)	$344,687

Net income (loss) allocated to general partner	$(8)	$3,447

Net income (loss) allocated to assignees	$(840)	$341,240

Net income (loss) per BAC	$(0.00)	$0.14

(continued)

F-14

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2016 and 2015

	Series 11
	2016	2015
Income
Interest income	$399	$379
Miscellaneous income	291	16,113

Total income	690	16,492

Share of income from operating limited partnerships	575,209	548,878

Expenses
Professional fees	25,160	24,268
Partnership management fee	59,841	18,960
General and administrative expenses	15,963	13,810

	100,964	57,038

NET INCOME (LOSS)	$474,935	$508,332

Net income (loss) allocated to general partner	$4,749	$5,083

Net income (loss) allocated to assignees	$470,186	$503,249

Net income (loss) per BAC	$0.19	$0.20

(continued)

F-15

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2016 and 2015

	Series 12
	2016	2015
Income
Interest income	$232	$286
Miscellaneous income	51,312	3,802

Total income	51,544	4,088

Share of income from operating limited partnerships	385,233	69,513

Expenses
Professional fees	23,119	32,112
Partnership management fee	40,372	35,664
General and administrative expenses	18,588	16,172

	82,079	83,948

NET INCOME (LOSS)	$354,698	$(10,347)

Net income (loss) allocated to general partner	$3,547	$(103)

Net income (loss) allocated to assignees	$351,151	$(10,244)

Net income (loss) per BAC	$0.12	$(0.00)

(continued)

F-16

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2016 and 2015

	Series 14
	2016	2015
Income
Interest income	$463	$469
Miscellaneous income	129,600	2,449,699

Total income	130,063	2,450,168

Share of income from operating limited partnerships	284,349	1,003,681

Expenses
Professional fees	35,721	38,605
Partnership management fee	82,159	52,933
General and administrative expenses	28,765	26,390

	146,645	117,928

NET INCOME (LOSS)	$267,767	$3,335,921

Net income (loss) allocated to general partner	$2,678	$33,359

Net income (loss) allocated to assignees	$265,089	$3,302,562

Net income (loss) per BAC	$0.05	$0.60

See notes to financial statements

F-17

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT)

Years ended March 31, 2016 and 2015

Total	Assignees	General partner	Total

Partners’ capital (deficit), March 31, 2014	$(16,166,104)	$(1,556,173)	$(17,722,277)

Net income (loss)	4,107,283	41,488	4,148,771

Partners’ capital (deficit), March 31, 2015	(12,058,821)	(1,514,685)	(13,573,506)

Net income (loss)	997,199	10,073	1,007,272

Contributions	-	1,298,874	1,298,874

Partners’ capital (deficit), March 31, 2016	$(11,061,622)	$(205,738)	$(11,267,360)

(continued)

F-18

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2016 and 2015

Series 7	Assignees	General partner	Total

Partners’ capital (deficit), March 31, 2014	$(84,506)	$84,506	$-

Net income (loss)	-	-	-

Partners’ capital (deficit), March 31, 2015	(84,506)	84,506	-

Net income (loss)	-	-	-

Contributions	-	-	-

Partners’ capital (deficit), March 31, 2016	$(84,506)	$84,506	$-

Series 9	Assignees	General partner	Total

Partners’ capital (deficit), March 31, 2014	$(5,957,510)	$(398,397)	$(6,355,907)

Net income (loss)	(29,524)	(298)	(29,822)

Partners’ capital (deficit), March 31, 2015	(5,987,034)	(398,695)	(6,385,729)

Net income (loss)	(88,387)	(893)	(89,280)

Contributions	-	-	-

Partners’ capital (deficit), March 31, 2016	$(6,075,421)	$(399,588)	$(6,475,009)

(continued)

F-19

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2016 and 2015

Series 10	Assignees	General partner	Total

Partners’ capital (deficit), March 31, 2014	$(1,431,373)	$(211,340)	$(1,642,713)

Net income (loss)	341,240	3,447	344,687

Partners’ capital (deficit), March 31, 2015	(1,090,133)	(207,893)	(1,298,026)

Net income (loss)	(840)	(8)	(848)

Contributions	-	1,298,874	1,298,874

Partners’ capital (deficit), March 31, 2016	$(1,090,973)	$1,090,973	$-

Series 11	Assignees	General partner	Total

Partners’ capital (deficit), March 31, 2014	$(686,834)	$(223,791)	$(910,625)

Net income (loss)	503,249	5,083	508,332

Partners’ capital (deficit), March 31, 2015	(183,585)	(218,708)	(402,293)

Net income (loss)	470,186	4,749	474,935

Contributions	-	-	-

Partners’ capital (deficit), March 31, 2016	$286,601	$(213,959)	$72,642

(continued)

F-20

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2016 and 2015

Series 12	Assignees	General partner	Total

Partners’ capital (deficit), March 31, 2014	$(2,706,940)	$(281,010)	$(2,987,950)

Net income (loss)	(10,244)	(103)	(10,347)

Partners’ capital (deficit), March 31, 2015	(2,717,184)	(281,113)	(2,998,297)

Net income (loss)	351,151	3,547	354,698

Contributions	-	-	-

Partners’ capital (deficit), March 31, 2016	$(2,366,033)	$(277,566)	$(2,643,599)

Series 14	Assignees	General partner	Total

Partners’ capital (deficit), March 31, 2014	$(5,298,941)	$(526,141)	$(5,825,082)

Net income (loss)	3,302,562	33,359	3,335,921

Partners’ capital (deficit), March 31, 2015	(1,996,379)	(492,782)	(2,489,161)

Net income (loss)	265,089	2,678	267,767

Contributions	-	-	-

Partners’ capital (deficit), March 31, 2016	$(1,731,290)	$(490,104)	$(2,221,394)

See notes to financial statements

F-21

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

STATEMENTS OF CASH FLOWS

Years ended March 31, 2016 and 2015

	Total
	2016	2015
Cash flows from operating activities
Net income (loss)	$1,007,272	$4,148,771
Adjustments to reconcile net income (loss) to net cash used in operating activities
Share of income from operating limited partnerships	(1,318,677)	(2,120,803)
Changes in assets and liabilities
Accounts payable and accrued expenses	22,500	5,000
Accounts payable - affiliates	(1,575,438)	(3,566,927)
Other assets	-	-

Net cash used in operating activities	(1,864,343)	(1,533,959)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	1,157,944	2,120,803

Net cash provided by investing activities	1,157,944	2,120,803

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(706,399)	586,844

Cash and cash equivalents, beginning	1,682,834	1,095,990

Cash and cash equivalents, end	$976,435	$1,682,834

Significant noncash investing and financing activities:

The general partner's equity balance was increased and accounts payable-affiliates were reduced as a result of forgiveness of debt with an affiliate of the general partner.	$1,298,874	$-

(continued)

F-22

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2016 and 2015

Series 7
	2016	2015
Cash flows from operating activities
Net income (loss)	$-	$-
Adjustments to reconcile net income (loss) to net cash used in operating activities
Share of income from operating limited partnerships	-	-
Changes in assets and liabilities
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	-	-
Other assets	-	-

Net cash used in operating activities	-	-

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	-	-

Net cash provided by investing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	-	-

Cash and cash equivalents, beginning	-	-

Cash and cash equivalents, end	$-	$-

Significant noncash investing and financing activities:

The general partner's equity balance was increased and accounts payable-affiliates were reduced as a result of forgiveness of debt with an affiliate of the general partner.	$-	$-

(continued)

F-23

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2016 and 2015

	Series 9
	2016	2015
Cash flows from operating activities
Net income (loss)	$(89,280)	$(29,822)
Adjustments to reconcile net income (loss) to net cash used in operating activities
Share of income from operating limited partnerships	(1,593)	(78,000)
Changes in assets and liabilities
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	60,100	72,387
Other assets	-	-

Net cash used in operating activities	(30,773)	(35,435)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	1,593	78,000

Net cash provided by investing activities	1,593	78,000

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(29,180)	42,565

Cash and cash equivalents, beginning	163,039	120,474

Cash and cash equivalents, end	$133,859	$163,039

Significant noncash investing and financing activities:

The general partner's equity balance was increased and accounts payable-affiliates were reduced as a result of forgiveness of debt with an affiliate of the general partner.	$-	$-

(continued)

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2016 and 2015

	Series 10
	2016	2015
Cash flows from operating activities
Net income (loss)	$(848)	$344,687
Adjustments to reconcile net income (loss) to net cash used in operating activities
Share of income from operating limited partnerships	(72,293)	(420,731)
Changes in assets and liabilities
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	(204,884)	(285,273)
Other assets	-	-

Net cash used in operating activities	(278,025)	(361,317)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	72,293	420,731

Net cash provided by investing activities	72,293	420,731

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(205,732)	59,414

Cash and cash equivalents, beginning	205,732	146,318

Cash and cash equivalents, end	$-	$205,732

Significant noncash investing and financing activities:

The general partner's equity balance was increased and accounts payable-affiliates were reduced as a result of forgiveness of debt with an affiliate of the general partner.	$1,298,874	$-

(continued)

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2016 and 2015

	Series 11
	2016	2015
Cash flows from operating activities
Net income (loss)	$474,935	$508,332
Adjustments to reconcile net income (loss) to net cash used in operating activities
Share of income from operating limited partnerships	(575,209)	(548,878)
Changes in assets and liabilities
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	(508,153)	(452,593)
Other assets	-	-

Net cash used in operating activities	(608,427)	(493,139)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	575,209	548,878

Net cash provided by investing activities	575,209	548,878

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(33,218)	55,739

Cash and cash equivalents, beginning	211,756	156,017

Cash and cash equivalents, end	$178,538	$211,756

Significant noncash investing and financing activities:

The general partner's equity balance was increased and accounts payable-affiliates were reduced as a result of forgiveness of debt with an affiliate of the general partner.	$-	$-

(continued)

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2016 and 2015

	Series 12
	2016	2015
Cash flows from operating activities
Net income (loss)	$354,698	$(10,347)
Adjustments to reconcile net income (loss) to net cash used in operating activities
Share of income from operating limited partnerships	(385,233)	(69,513)
Changes in assets and liabilities
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	(340,122)	(126,844)
Other assets	-	-

Net cash used in operating activities	(370,657)	(206,704)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	385,233	69,513

Net cash provided by investing activities	385,233	69,513

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	14,576	(137,191)

Cash and cash equivalents, beginning	160,021	297,212

Cash and cash equivalents, end	$174,597	$160,021

Significant noncash investing and financing activities:

The general partner's equity balance was increased and accounts payable-affiliates were reduced as a result of forgiveness of debt with an affiliate of the general partner.	$-	$-

(continued)

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2016 and 2015

	Series 14
	2016	2015
Cash flows from operating activities
Net income (loss)	$267,767	$3,335,921
Adjustments to reconcile net income (loss) to net cash used in operating activities
Share of income from operating limited partnerships	(284,349)	(1,003,681)
Changes in assets and liabilities
Accounts payable and accrued expenses	22,500	5,000
Accounts payable - affiliates	(582,379)	(2,774,604)
Other assets	-	-

Net cash used in operating activities	(576,461)	(437,364)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	123,616	1,003,681

Net cash provided by investing activities	123,616	1,003,681

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(452,845)	566,317

Cash and cash equivalents, beginning	942,286	375,969

Cash and cash equivalents, end	$489,441	$942,286

Significant noncash investing and financing activities:

The general partner's equity balance was increased and accounts payable-affiliates were reduced as a result of forgiveness of debt with an affiliate of the general partner.	$-	$-

See notes to financial statements

Boston Capital Tax Credit Fund II Limited Partnership

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS

March 31, 2016 and 2015

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING

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

Pursuant to the Securities Act of 1933, the Partnership filed a Form S-11 Registration Statement with the Securities and Exchange Commission, effective October 25, 1989, which covered the offering (the "Public Offering") of the Partnership's beneficial assignee certificates ("BACs") representing assignments of units of the beneficial interest of the limited partnership interest of the assignor limited partner. The Partnership registered 20,000,000 BACs at $10 per BAC for sale to the public in six series. BACs sold in bulk over $100,000 were offered to investors at a reduced cost per BAC. The Partnership is no longer selling any BACs related to any series. The final closing in Series 14 was January 27, 1992.

The BACs issued and outstanding in each series as of March 31, 2016 and 2015 are as follows:

	Issued		Outstanding
	2016	2015	2016	2015
Series 7	1,036,100	1,036,100	1,036,100	1,036,100
Series 9	4,178,029	4,178,029	4,145,929	4,156,429
Series 10	2,428,925	2,428,925	2,409,225	2,421,225
Series 11	2,489,599	2,489,599	2,484,999	2,486,499
Series 12	2,972,795	2,972,795	2,933,895	2,947,595
Series 14	5,574,290	5,574,290	5,507,640	5,540,940
TOTAL	18,679,738	18,679,738	18,517,788	18,588,788

In accordance with the limited partnership agreement, profits, losses, and cash flow (subject to certain priority allocations and distributions) and tax credits are allocated 99% to the assignees and 1% to the general partner.

Boston Capital Tax Credit Fund II Limited Partnership

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2016 and 2015

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Investments in Operating Limited Partnerships

After the investment account is reduced to zero, receivables due from the operating limited partnerships are decreased by the funds' share of losses and, accordingly a valuation allowance is recorded against the receivables. Accordingly, the Partnership recorded a valuation allowance as follows:

	2016	2015
Series 7	$-	$-
Series 9	13,983	13,983
Series 10	-	5,443
Series 11	9,120	72,890
Series 12	349	70,546
Series 14	2,638	3,395
	$26,090	$166,257

The Partnership reviews its investment in operating limited partnerships for impairment whenever events or changes in circumstances indicate that the carrying amount of such investments may not be recoverable. Recoverability is measured by a comparison of the carrying amount of the sum of the total amount of the remaining tax credits and the estimated residual value of the investment. The Partnership also evaluates its intangibles for impairment in connection with its investments in operating limited partnerships. During the years ended March 31, 2016 and 2015, the Partnership did not record an impairment loss.

Capital Contributions to operating limited partnerships are adjusted by the tax credits. Tax credit adjusters are defined as adjustments to operating limited partnership capital contributions due to reductions in actual tax credits from those originally projected. The Partnership records tax credit adjusters as a reduction in investments in operating limited partnerships and capital contributions payable.

Boston Capital Tax Credit Fund II Limited Partnership

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2016 and 2015

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

March 31, 2016 and 2015

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

Recent Accounting Pronouncement

In February, 2015, the FASB issued ASU No. 2015-02, “Consolidation (Topic 810): Amendments to the Consolidation Analysis”. This will improve certain areas of consolidation guidance for reporting organizations that are required to evaluate whether to consolidate certain legal entities such as limited partnerships, limited liability corporations, and securitization structures. ASU 2015-02 simplified and improves GAAP by: eliminating the presumption that a general partner should consolidate a limited partnership, eliminating the indefinite deferral of FASB Statement No. 167, thereby reducing the number of Variable Interest Entity (VIE) consolidation models from four to two (including the limited partnership consolidation model), and clarifying when fees paid to a decision maker should be a factor to include in the consolidation of VIEs. ASU 2015-02 will be effective for periods beginning after December 15, 2015. The Partnership has determined that there is no material impact to its financial statements as a result of this guidance.

Cash Equivalents

Cash equivalents include money market accounts having original maturities at date of acquisition of three months or less. The carrying amounts approximate fair value because of the short maturity of these instruments.

Boston Capital Tax Credit Fund II Limited Partnership

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2016 and 2015

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Income Taxes

The Partnership has elected to be treated as a pass-through entity for income tax purposes and, as such, is not subject to income taxes. Rather, all items of taxable income, deductions and tax credits are passed through to and are reported by its owners on their respective income tax returns.  The Partnership’s federal tax status as a pass-through entity is based on its legal status as a partnership. Accordingly, the Partnership is not required to take any tax positions in order to qualify as a pass-through entity. The Partnership is required to file and does file tax returns with the Internal Revenue Service and other taxing authorities. Accordingly, these financial statements do not reflect a provision for income taxes and the Partnership has no other tax positions which must be considered for disclosure. Income tax returns filed by the Partnership are subject to examination by the Internal Revenue Service for a period of three years. While no income tax returns are currently being examined by the Internal Revenue Service, tax years since 2012 remain open.

Fiscal Year

For financial reporting purposes the Partnership uses a March 31 year end, whereas for income tax reporting purposes, the Partnership uses a calendar year. The operating limited partnerships use a calendar year for both financial and income tax reporting.

Net Income (Loss) per Beneficial Assignee Certificate

Net income (loss) per beneficial assignee certificate is calculated based upon the weighted average number of units outstanding. The weighted average number of units outstanding in each series at March 31, 2016 and 2015 are as follows:

	2016	2015
Series 7	1,036,100	1,036,100
Series 9	4,153,804	4,162,096
Series 10	2,418,225	2,421,225
Series 11	2,486,124	2,486,499
Series 12	2,944,170	2,960,395
Series 14	5,532,615	5,550,973
TOTAL	18,571,038	18,617,288

Boston Capital Tax Credit Fund II Limited Partnership

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2016 and 2015

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

Plan of Liquidation and Dissolution

On July 1, 2010, BAC Holders approved a Plan of Liquidation and Dissolution for the Partnership, (the “Plan”). Pursuant to the Plan, the general partner may, without further action by the BAC Holders, sell the remaining assets held by the Partnership. It was anticipated that the sale of all the apartment complexes would be completed sometime in 2012. However, because of numerous uncertainties, the liquidation may take longer than expected, and the final liquidating distribution may occur months after all of the apartment complexes have been sold. Because the liquidation of the Partnership was not imminent, as of March 31, 2016, the financial statements are presented assuming the Partnership will continue as a going concern.

Miscellaneous Income

Miscellaneous income primarily consists of $2,427,668 of insurance proceeds received due to a fire at an operating limited partnership in 2015

Boston Capital Tax Credit Fund II Limited Partnership

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2016 and 2015

NOTE B - RELATED PARTY TRANSACTIONS

During the years ended March 31, 2016 and 2015, the Partnership entered into several transactions with various affiliates of the general partner, including Boston Capital Partners, Inc., Boston Capital Holdings Limited Partnership and Boston Capital Asset Management Limited Partnership, as follows:

Boston Capital Asset Management Limited Partnership is entitled to an annual partnership management fee based on .5% of the aggregate cost of all apartment complexes acquired by the operating limited partnerships, less the amount of certain partnership management and reporting fees paid or payable by the operating limited partnerships. The aggregate cost is comprised of the capital contributions made by each series to the operating limited partnerships and 99% of the permanent financing at the operating limited partnership level. The partnership management fees net of reporting fees incurred and the reporting fees paid by the Operating Partnerships for the years ended March 31, 2016 and 2015, are as follows:

Boston Capital Tax Credit Fund II Limited Partnership

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2016 and 2015

NOTE B - RELATED PARTY TRANSACTIONS (Continued)

	2016
	Gross Partnership Management Fee	Asset Management and Reporting Fee	Partnership Management Fee net of Asset Management and Reporting Fee
Series 7	$-	$-	$-
Series 9	60,100	9,192	50,908
Series 10	32,412	11,605	20,807
Series 11	67,056	7,215	59,841
Series 12	45,111	4,739	40,372
Series 14	104,749	22,590	82,159
	$309,428	$55,341	$254,087

	2015
	Gross Partnership Management Fee	Asset Management and Reporting Fee	Partnership Management Fee net of Asset Management and Reporting Fee
Series 7	$-	$-	$-
Series 9	72,387	5,151	67,236
Series 10	59,458	10,602	48,856
Series 11	96,095	77,135	18,960
Series 12	64,200	28,536	35,664
Series 14	149,217	96,284	52,933
	$441,357	$217,708	$223,649

Boston Capital Tax Credit Fund II Limited Partnership

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2016 and 2015

NOTE B - RELATED PARTY TRANSACTIONS (Continued)

The partnership management fees paid by the Partnership for the years ended March 31, 2016 and 2015 are as follows:

	2016	2015
Series 7	$-	$-
Series 9	-	-
Series 10	237,296	344,731
Series 11	575,209	548,688
Series 12	385,233	191,044
Series 14	687,128	2,923,821
TOTAL	$1,884,866	$4,008,284

All partnership management fees will be paid, without interest, from available cash flow or the proceeds of sales or refinancing of the Partnership's interests in operating limited partnerships. As of March 31, 2016 and 2015, total partnership management fees accrued were $12,048,466 and $14,922,778, respectively. During the fiscal year ended March 31, 2016 the accrued balance of $1,298,874 in Series 10 has been forgiven. The general partner has recorded this amount as a capital contribution.

An affiliate of the general partner of the Partnership advanced funds to pay some operating expenses of the Partnership, and to make advances and/or loans to operating limited partnerships. These advances are included in accounts payable-affiliates. The total advances from the affiliate of the general partner to the operating limited partnerships as of March 31, 2016 and 2015 are as follows:

	2016	2015
Series 7	$-	$-
Series 9	-	-
Series 10	-	-
Series 11	-	-
Series 12	153,188	153,188
Series 14	-	-
TOTAL	$153,188	$153,188

All payables to affiliates will be paid, without interest, from available cash flow or the proceeds of sales or refinancing of the Partnership's interests in operating limited partnerships.

Boston Capital Tax Credit Fund II Limited Partnership

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2016 and 2015

NOTE B - RELATED PARTY TRANSACTIONS (Continued)

General and administrative expenses incurred by Boston Capital Partners, Inc., Boston Capital Holdings Limited Partnership and Boston Capital Asset Management Limited Partnership (BCAMLP) during the years ended March 31, 2016 and 2015 charged to each series’ operations are as follows:

	2016	2015
Series 7	$-	$-
Series 9	13,073	11,197
Series 10	9,220	9,798
Series 11	11,486	9,840
Series 12	12,484	10,634
Series 14	17,627	16,184
TOTAL	$63,890	$57,653

Accounts payable - affiliates at March 31, 2016 and 2015 represents general and administrative expenses, partnership management fees, and may include advances which are payable to Boston Capital Holdings Limited Partnership and Boston Capital Asset Management Limited Partnership.

Boston Capital Tax Credit Fund II Limited Partnership

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2016 and 2015

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS

At March 31, 2016 and 2015, the Partnership has limited partnership interests in operating limited partnerships which own operating apartment complexes. During the year ended March 31, 2016, the Partnership disposed of its operating limited partnership interest in one, seven, one, one, and ten of the operating limited partnerships owned by Series 9, Series 10, Series 11, Series 12 and Series 14, respectively. During the year ended March 31, 2015, the Partnership disposed of its operating limited partnership interest in one, two, five, three, and six of the operating limited partnerships owned by Series 9, Series 10, Series 11, Series 12 and Series 14, respectively. The number of operating limited partnerships in which the Partnership has limited partnership interests at March 31, 2016 and 2015 by series is as follows:

	2016	2015
Series 7	-	-
Series 9	8	9
Series 10	-	7
Series 11	9	10
Series 12	9	10
Series 14	13	23
TOTAL	39	59

Boston Capital Tax Credit Fund II Limited Partnership

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2016 and 2015

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (CONTINUED)

During the year ended March 31, 2016 the Partnership disposed of twenty of the operating limited partnerships. A summary of the dispositions by Series for March 31, 2016 is as follows:

	Operating	Sale of
	Partnership	Underlying	Partnership
	Interest	Operating	Proceeds from	Gain on
	Transferred	Partnership	Disposition*	Disposition
Series 7	-	-	$-	$-
Series 9	1	-	1,593	1,593
Series 10	7	-	72,293	72,293
Series 11	-	1	575,209	575,209
Series 12	-	1	385,233	385,233
Series 14	10	-	123,616	284,349
Total	18	2	$1,157,944	$1,318,677

* Partnership proceeds from disposition do not include $160,733, which was due to write-offs of capital contributions payable as of March 31, 2016, for Series 14

During the year ended March 31, 2015 the Partnership disposed of seventeen of the operating limited partnerships. A summary of the dispositions by Series for March 31, 2015 is as follows:

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

March 31, 2016 and 2015

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

The contributions payable to operating limited partnerships at March 31, 2016 and 2015 by series are as follows:

	2016	2015
Series 7	$-	$-
Series 9	-	-
Series 10	-	-
Series 11	-	-
Series 12	9,241	9,241
Series 14	-	160,733
TOTAL	$9,241	$169,974

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2016 and 2015

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Partnership’s investments in operating limited partnerships at March 31, 2016 are summarized as follows:

Total
Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$10,135,501

Acquisition costs of operating limited partnerships	1,221,915

Cumulative distributions from operating limited partnerships	(15,231)

Cumulative impairment loss in investments in operating limited partnerships	(1,213,519)

Cumulative losses from operating limited partnerships	(10,128,666)

Investments in operating limited partnerships per balance sheets	-

The Partnership (has recorded) has not recorded capital contributions to the operating limited partnerships during the year ended March 31, 2016, which (have not) have been included in the Partnerships’ capital account included in the operating limited partnerships’ financial statements as of December 31, 2015 (see note A).	-

The Partnership has recorded acquisition costs at March 31, 2016, which have not been recorded in the net assets of the operating limited partnerships (see note A).	(254,079)

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	207,384

Equity in losses from operating limited partnerships not recognizable under the equity method of accounting (see note A).	(15,478,802)

The Partnership has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	67,354

Cumulative impairment loss in investments in operating limited partnerships	1,213,519

Other	164,247

Equity per operating limited partnerships’ combined financial statements	$(14,080,377)

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2016 and 2015

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Partnership’s investments in operating limited partnerships at March 31, 2016 are summarized as follows:

	Series 7	Series 9	Series 10

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$-	$2,284,434	$-

Acquisition costs of operating limited partnerships	-	331,967	-

Cumulative distributions from operating limited partnerships	-	(1,303)	-

Cumulative impairment loss in investments in operating limited partnerships	-	(151,618)	-

Cumulative losses from operating limited partnerships	-	(2,463,480)	-

Investments in operating limited partnerships per balance sheets	-	-	-

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2016 and 2015

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 7	Series 9	Series 10

The Partnership (has recorded) has not recorded capital contributions to the operating limited partnerships during the year ended March 31, 2016, which (have not) have been included in the Partnerships’ capital account included in the operating limited partnerships’ financial statements as of December 31, 2015 (see note A).	-	-	-

The Partnership has recorded acquisition costs at March 31, 2016, which have not been recorded in the net assets of the operating limited partnerships (see note A).	-	(23,731)	-

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	-	-	-

Equity in losses from operating limited partnerships not recognizable under the equity method of accounting (see note A).	-	(3,498,254)	-

The Partnership has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	-	21,064	-

Cumulative impairment loss in investments in operating limited partnerships	-	151,618	-

Other	-	69,505	-

Equity per operating limited partnerships’ combined financial statements	$-	$(3,279,798)	$-

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2016 and 2015

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Partnership’s investments in operating limited partnerships at March 31, 2016 are summarized as follows:

	Series 11	Series 12	Series 14

Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$2,350,708	$1,591,175	$3,909,184

Acquisition costs of operating limited partnerships	203,194	124,652	562,102

Cumulative distributions from operating limited partnerships	(11,730)	-	(2,198)

Cumulative impairment loss in investments in operating limited partnerships	(34,628)	-	(1,027,273)

Cumulative losses from operating limited partnerships	(2,507,544)	(1,715,827)	(3,441,815)

Investments in operating limited partnerships per balance sheets	-	-	-

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2016 and 2015

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 11	Series 12	Series 14

The Partnership (has recorded) has not recorded capital contributions to the operating limited partnerships during the year ended March 31, 2016, which (have not) have been included in the Partnerships’ capital account included in the operating limited partnerships’ financial statements as of December 31, 2015 (see note A).	-	-	-

The Partnership has recorded acquisition costs at March 31, 2016, which have not been recorded in the net assets of the operating limited partnerships (see note A).	(6,867)	(13,270)	(210,211)

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A).	-	62,808	144,576

Equity in losses from operating limited partnerships not recognizable under the equity method of accounting (see note A).	(3,676,316)	(3,182,099)	(5,122,133)

The Partnership has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A).	12,611	24,086	9,593

Cumulative impairment loss in investments in operating limited partnerships	34,628	-	1,027,273

Other	118,475	2,380	(26,113)

Equity per operating limited partnerships’ combined financial statements	$(3,517,469)	$(3,106,095)	$(4,177,015)

F-46

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2016 and 2015

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

March 31, 2016 and 2015

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

March 31, 2016 and 2015

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

March 31, 2016 and 2015

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

March 31, 2016 and 2015

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

March 31, 2016 and 2015

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 7, 9 through 12, and 14 hold an interest at December 31, 2015 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS

	Total	Series 7	Series 9	Series 10
ASSETS

Buildings and improvements, net of accumulated depreciation	$15,417,507	$-	$3,797,027	$-
Land	2,233,501	-	489,543	-
Other assets	5,714,977	-	1,361,315	-

	$23,365,985	$-	$5,647,885	$-

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$35,762,133	$-	$8,811,553	$-
Accounts payable and accrued expenses	674,710	-	169,638	-
Other liabilities	2,410,449	-	1,015,830	-

	38,847,292	-	9,997,021	-
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund II Limited Partnership	(14,080,377)	-	(3,279,798)	-
Other partners	(1,400,930)	-	(1,069,338)	-

	(15,481,307)	-	(4,349,136)	-

	$23,365,985	$-	$5,647,885	$-

F-52

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2016 and 2015

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships in which Series 7, 9 through 12, and 14 hold an interest at December 31, 2015 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

	Series 11	Series 12	Series 14
ASSETS

Buildings and improvements, net of accumulated depreciation	$3,700,379	$2,598,582	$5,321,519
Land	627,299	383,703	732,956
Other assets	1,920,179	835,067	1,598,416

	$6,247,857	$3,817,352	$7,652,891

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$9,368,777	$6,217,054	$11,364,749
Accounts payable and accrued expenses	80,458	212,976	211,638
Other liabilities	375,730	461,743	557,146

	9,824,965	6,891,773	12,133,533
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund II Limited Partnership	(3,517,469)	(3,106,095)	(4,177,015)
Other partners	(59,639)	31,674	(303,627)

	(3,577,108)	(3,074,421)	(4,480,642)

	$6,247,857	$3,817,352	$7,652,891

F-53

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2016 and 2015

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

March 31, 2016 and 2015

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

March 31, 2016 and 2015

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2015 in which Series 7, 9 through 12, and 14 hold an interest as of December 31, 2015 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

Year ended December 31, 2015

	Total	Series 7	Series 9	Series 10
Revenue
Rental	$6,899,588	$-	$1,598,055	$-
Interest and other	94,458	-	35,331	-

	6,994,046	-	1,633,386	-
Expenses
Interest	586,582	-	150,150	-
Depreciation and amortization	1,653,769	-	394,963	-
Taxes and insurance	831,714	-	210,120	-
Repairs and maintenance	2,033,582	-	478,409	-
Operating expenses	2,725,903	-	548,689	-
Other expenses	119,208	-	36,993	-

	7,950,758	-	1,819,324	-

NET INCOME (LOSS)	$(956,712)	$-	$(185,938)	$-

Net loss allocated to Boston Capital Tax Credit Fund II Limited Partnership*	$(955,583)	$-	$(176,998)	$-

Net income (loss) allocated to other partners	$(1,129)	$-	$(8,940)	$-

*	Amounts include $0, $176,998, $0, $218,800, $155,676 and $404,109 for Series 7, Series 9, Series 10, Series 11, Series 12 and Series 14, respectively, of loss not recognized under the equity method of accounting as described in note A.

F-56

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2016 and 2015

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2015 in which Series 7, 9 through 12, and 14 hold an interest as of December 31, 2015 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS - CONTINUED

Year ended December 31, 2015

	Series 11	Series 12	Series 14
Revenue
Rental	$1,934,014	$1,143,534	$2,223,985
Interest and other	21,906	10,940	26,281

	1,955,920	1,154,474	2,250,266
Expenses
Interest	164,737	87,659	184,036
Depreciation and amortization	436,354	262,514	559,938
Taxes and insurance	251,966	109,196	260,432
Repairs and maintenance	470,632	362,835	721,706
Operating expenses	795,177	499,439	882,598
Other expenses	20,389	33,754	28,072

	2,139,255	1,355,397	2,636,782

NET INCOME (LOSS)	$(183,335)	$(200,923)	$(386,516)

Net loss allocated to Boston Capital Tax Credit Fund II Limited Partnership*	$(218,800)	$(155,676)	$(404,109)

Net income (loss) allocated to other partners	$35,465	$(45,247)	$17,593

*	Amounts include $0, $176,998, $0, $218,800, $155,676 and $404,109 for Series 7, Series 9, Series 10, Series 11, Series 12 and Series 14, respectively, of loss not recognized under the equity method of accounting as described in note A.

F-57

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2016 and 2015

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

March 31, 2016 and 2015

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

March 31, 2016 and 2015

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO INCOME TAX RETURN

For income tax purposes, the Partnership reports using a December 31 year-end. The Partnership’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2016 is reconciled as follows:

	Total	Series 7	Series 9	Series 10
Net income (loss) for financial reporting purposes, March 31, 2016	$1,007,272	$-	$(89,280)	$(848)

Operating limited partnership rents received in advance	209	-	-	-

Accrued partnership management fees not recognized (recognized) for tax purposes	(1,575,438)	-	60,100	(204,884)

Other	4,188,126	-	701,152	-

Operating limited partnership loss not allowed for financial reporting under equity method of accounting	(955,583)	-	(176,998)	-

Excess of tax depreciation over book depreciation on operating limited partnership assets	(254,111)	-	(98,612)	-

Difference due to fiscal year for book purposes and calendar year for tax purposes	1,159,884	-	(2,579)	3,346,443

Income (loss) for tax return purposes, December 31, 2015	$3,570,359	$-	$393,783	$3,140,711

F-60

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2016 and 2015

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO INCOME TAX RETURN (Continued)

For income tax purposes, the Partnership reports using a December 31 year-end. The Partnership’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2016 is reconciled as follows:

	Series 11	Series 12	Series 14
Net income (loss) for financial reporting purposes, March 31, 2016	$474,935	$354,698	$267,767

Operating limited partnership rents received in advance	-	209	-

Accrued partnership management fees not recognized (recognized) for tax purposes	(508,153)	(340,122)	(582,379)

Other	1,376,652	665,037	1,445,285

Operating limited partnership loss not allowed for financial reporting under equity method of accounting	(218,800)	(155,676)	(404,109)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(46,650)	(56,883)	(51,966)

Difference due to fiscal year for book purposes and calendar year for tax purposes	(1,007,795)	(459,811)	(716,374)

Income (loss) for tax return purposes, December 31, 2015	$70,189	$7,452	$(41,776)

F-61

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2016 and 2015

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

March 31, 2016 and 2015

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

March 31, 2016 and 2015

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO INCOME TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statements purposes at March 31, 2016 are as follows:

	Total	Series 7	Series 9	Series 10

Investments in operating limited partnerships - tax return December 31, 2015	$(22,146,284)	$-	$(4,704,375)	$-

Add back losses not recognized under the equity method	15,478,802	-	3,498,254	-

Impairment loss in investments in operating limited partnerships	(1,213,519)	-	(151,618)	-

Less share of loss - three months ended March 31, 2016	(207,384)	-	-	-

Other	8,088,385	-	1,357,739	-

Investments in operating limited partnerships - as reported, March 31, 2016	$-	$-	$-	$-

F-64

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2016 and 2015

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO INCOME TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statements purposes at March 31, 2016 are as follows:

	Series 11	Series 12	Series 14

Investments in operating limited partnerships - tax return December 31, 2015	$(5,612,896)	$(4,268,732)	$(7,560,281)

Add back losses not recognized under the equity method	3,676,316	3,182,099	5,122,133

Impairment loss in investments in operating limited partnerships	(34,628)	-	(1,027,273)

Less share of loss - three months ended March 31, 2016	-	(62,808)	(144,576)

Other	1,971,208	1,149,441	3,609,997

Investments in operating limited partnerships - as reported, March 31, 2016	$-	$-	$-

F-65

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2016 and 2015

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

March 31, 2016 and 2015

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

F-67

Boston Capital Tax Credit Fund II Limited Partnership -

Series 7, 9 through 12, and 14

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2016 and 2015

NOTE E - CONCENTRATION OF CREDIT RISK

The Partnership maintains its cash and cash equivalent balances in several accounts in various financial institutions. The balances are generally insured by the Federal Deposit Insurance Corporation (FDIC) up to specified limits by each institution. At times, the balances may exceed these insurance limits; however, the Partnership has not experienced any losses with respect to its balances in excess of FDIC insurance. Management believes that no significant concentration of credit risk with respect to these cash and cash equivalent balances exists as of March 31, 2016.

NOTE F - FAIR VALUE OF FINANCIAL INSTRUMENTS

As of March 31, 2016, the Partnership’s financial instruments relate to accounts payable - affiliates. Management has not disclosed the fair value of the financial instruments because determination of such fair value is deemed to be impractical. The accounts payable - affiliates are owed to affiliates of the Partnership. The unique nature of these financial instruments makes determination of any fair value impractical. See note B for disclosure of the carrying amount and terms of these financial instruments.

F-68